UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

ITEM  1.     REPORTS TO STOCKHOLDERS.

Annual Report MARCH 31, 2017

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Advantus Real Estate Securities Fund	IRSAX	IRSBX	IRSCX	IREEX	IREIX	IRSEX	IRSRX	IRSYX

Ivy Asset Strategy Fund	WASAX	WASBX	WASCX	IASEX	IVAEX	IASTX	IASRX	WASYX

Ivy Balanced Fund	IBNAX	IBNBX	IBNCX	IVYEX	IYBIX	IBARX	IYBFX	IBNYX

Ivy Energy Fund	IEYAX	IEYBX	IEYCX	IVEEX	IVEIX	IENRX	IYEFX	IEYYX

Ivy LaSalle Global Real Estate Fund	IREAX	IREBX	IRECX		IRESX		IRERX	IREYX

Ivy LaSalle Global Risk-Managed Real Estate Fund	IVRAX	IVRBX	IVRCX		IVIRX		IVRRX	IVRYX

Ivy Natural Resources Fund	IGNAX	IGNBX	IGNCX	IGNEX	IGNIX	INRSX	IGNRX	IGNYX

Ivy Science and Technology Fund	WSTAX	WSTBX	WSTCX	ISTEX	ISTIX	ISTNX	WSTRX	WSTYX

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

MARCH 31, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

The 12-month fiscal period brought market volatility, political surprises and, by the end of March 2017, an upswing in the equity markets. Across the fiscal year, investors endured concerns about global economic growth, the level of interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election. Following that election in November 2016, the domestic equity markets rose sharply and the bond markets saw a slight rise, with both trends carrying into early 2017. See the table for a fiscal year-over-year comparison in some common market metrics.

Many investors may be unsettled by the prospect that continued change — in leadership of key countries around the world, in government policy, in interest rate levels — will contribute to market volatility and general uncertainty. While that may be true at times, we believe it is important to stay focused on the fundamentals and merits of sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While government policies can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your funds’ fiscal period, the U.S. economy remained fundamentally sound. The U.S. remains a relative bright spot in the world, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market.

The Federal Reserve raised interest rates slightly in December 2016 and again in March 2017, with an indication that two more increases may be executed in 2017. We believe that job growth and inflation will be the most important determinants in the direction of long-term central bank policy. Overseas, the European Central Bank and Bank of Japan continue to evaluate their policies, as both areas are seeing only slight economic growth.

China, in the face of economic softening in late 2015, turned toward more aggressive stimulus. Given recent economic improvement, authorities have tightened liquidity within the financial system while fiscal stimulus has continued. We believe economic growth in China is likely to hold steady, which should support broader global growth.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	3/31/2017	3/31/2016
S&P 500 Index	2,362.72	2,059.74
MSCI EAFE Index	1,792.98	1,652.04
10-Year Treasury Yield	2.40%	1.78%
U.S. unemployment rate	4.5%	5.0%
30-year fixed mortgage rate	4.14%	3.71%
Oil price per barrel	$50.60	$38.34

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Advantus Real Estate Securities Fund
Class A	$1,000	$965.00	$6.88	$1,000	$1,017.91	$7.06	1.41%
Class B**	$1,000	$960.60	$11.47	$1,000	$1,013.26	$11.78	2.34%
Class C	$1,000	$961.10	$10.69	$1,000	$1,014.05	$10.98	2.18%
Class E	$1,000	$964.80	$7.07	$1,000	$1,017.71	$7.26	1.45%
Class I	$1,000	$966.70	$5.11	$1,000	$1,019.76	$5.25	1.04%
Class N****	$1,000	$967.30	$4.33	$1,000	$1,020.58	$4.45	0.87%
Class R	$1,000	$963.70	$8.05	$1,000	$1,016.74	$8.27	1.64%
Class Y	$1,000	$965.70	$6.19	$1,000	$1,018.63	$6.36	1.26%

See footnotes on page 6.

4	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Asset Strategy Fund
Class A	$1,000	$1,040.00	$5.71	$1,000	$1,019.33	$5.65	1.12%
Class B**	$1,000	$1,035.80	$9.47	$1,000	$1,015.60	$9.37	1.87%
Class C	$1,000	$1,036.50	$9.37	$1,000	$1,015.78	$9.27	1.84%
Class E	$1,000	$1,040.80	$5.10	$1,000	$1,019.90	$5.05	1.00%
Class I	$1,000	$1,041.30	$4.29	$1,000	$1,020.78	$4.24	0.83%
Class N****	$1,000	$1,042.20	$3.47	$1,000	$1,021.52	$3.44	0.68%
Class R	$1,000	$1,038.50	$7.24	$1,000	$1,017.80	$7.16	1.43%
Class Y	$1,000	$1,040.30	$5.41	$1,000	$1,019.62	$5.35	1.07%
Ivy Balanced Fund
Class A	$1,000	$1,037.00	$5.60	$1,000	$1,019.46	$5.55	1.10%
Class B**	$1,000	$1,033.30	$9.35	$1,000	$1,015.77	$9.27	1.84%
Class C	$1,000	$1,033.30	$9.15	$1,000	$1,015.94	$9.07	1.80%
Class E***	$1,000	$1,038.00	$4.79	$1,000	$1,020.18	$4.75	0.95%
Class I	$1,000	$1,038.20	$4.28	$1,000	$1,020.69	$4.24	0.85%
Class N****	$1,000	$1,039.30	$3.57	$1,000	$1,021.43	$3.54	0.70%
Class R	$1,000	$1,035.30	$7.33	$1,000	$1,017.72	$7.26	1.45%
Class Y	$1,000	$1,037.50	$5.60	$1,000	$1,019.43	$5.55	1.10%
Ivy Energy Fund
Class A	$1,000	$1,000.00	$6.80	$1,000	$1,018.08	$6.86	1.37%
Class B**	$1,000	$995.90	$11.18	$1,000	$1,013.68	$11.28	2.26%
Class C	$1,000	$996.80	$10.38	$1,000	$1,014.50	$10.48	2.09%
Class E***	$1,000	$1,000.70	$5.90	$1,000	$1,019.02	$5.96	1.18%
Class I	$1,000	$1,002.20	$5.41	$1,000	$1,019.55	$5.45	1.08%
Class N****	$1,000	$1,002.90	$4.61	$1,000	$1,020.30	$4.65	0.93%
Class R	$1,000	$999.20	$8.30	$1,000	$1,016.61	$8.37	1.67%
Class Y	$1,000	$1,000.70	$6.60	$1,000	$1,018.29	$6.66	1.33%
Ivy LaSalle Global Real Estate Fund
Class A	$1,000	$970.70	$7.88	$1,000	$1,016.95	$8.07	1.54%
Class B**	$1,000	$966.50	$11.80	$1,000	$1,012.93	$12.08	2.54%
Class C	$1,000	$965.60	$12.38	$1,000	$1,012.29	$12.68	2.66%
Class I	$1,000	$972.20	$6.71	$1,000	$1,018.09	$6.86	1.50%
Class R	$1,000	$968.40	$9.84	$1,000	$1,014.91	$10.07	2.13%
Class Y	$1,000	$971.00	$7.49	$1,000	$1,017.33	$7.67	1.52%

See footnotes on page 6.

2017	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy LaSalle Global Risk-Managed Real Estate Fund
Class A	$1,000	$949.40	$7.41	$1,000	$1,017.34	$7.67	1.51%
Class B**	$1,000	$945.40	$11.19	$1,000	$1,013.39	$11.58	2.31%
Class C	$1,000	$945.50	$11.19	$1,000	$1,013.45	$11.58	2.30%
Class I	$1,000	$951.10	$5.66	$1,000	$1,019.14	$5.86	1.16%
Class R	$1,000	$948.20	$9.16	$1,000	$1,015.51	$9.47	1.89%
Class Y	$1,000	$949.50	$7.21	$1,000	$1,017.49	$7.46	1.49%
Ivy Natural Resources Fund
Class A	$1,000	$1,035.60	$8.65	$1,000	$1,016.47	$8.57	1.70%
Class B**	$1,000	$1,030.30	$13.70	$1,000	$1,011.43	$13.58	2.71%
Class C	$1,000	$1,031.60	$11.78	$1,000	$1,013.34	$11.68	2.32%
Class E	$1,000	$1,037.80	$6.42	$1,000	$1,018.61	$6.36	1.27%
Class I	$1,000	$1,038.80	$5.91	$1,000	$1,019.12	$5.86	1.17%
Class N****	$1,000	$1,038.90	$5.20	$1,000	$1,019.81	$5.15	1.03%
Class R	$1,000	$1,034.70	$8.95	$1,000	$1,016.09	$8.87	1.77%
Class Y	$1,000	$1,037.20	$7.23	$1,000	$1,017.80	$7.16	1.43%
Ivy Science and Technology Fund
Class A	$1,000	$1,114.90	$6.56	$1,000	$1,018.71	$6.26	1.25%
Class B**	$1,000	$1,110.70	$10.76	$1,000	$1,014.74	$10.28	2.04%
Class C	$1,000	$1,110.90	$10.45	$1,000	$1,014.99	$9.97	1.99%
Class E	$1,000	$1,114.50	$6.87	$1,000	$1,018.47	$6.56	1.30%
Class I	$1,000	$1,116.40	$5.29	$1,000	$1,019.97	$5.05	1.00%
Class N****	$1,000	$1,117.00	$4.45	$1,000	$1,020.70	$4.24	0.85%
Class R	$1,000	$1,113.20	$8.35	$1,000	$1,017.00	$7.97	1.59%
Class Y	$1,000	$1,115.00	$6.56	$1,000	$1,018.76	$6.26	1.24%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2017, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

***	Class share is closed to investment.

****	Effective March 3, 2017 Class R6 has been renamed Class N.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY ADVANTUS REAL ESTATE SECURITIES

(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Ivy Advantus Real Estate Securities Fund (formerly the Ivy Real Estate Securities Fund) is sub-advised by Advantus Capital Management, Inc. Below, Matthew K. Richmond and Lowell R. Bolken, CFA, portfolio managers of the Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Richmond has managed the Fund since 2014 and has 22 years of industry experience. Mr. Bolken has managed the Fund since 2006 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Advantus Real Estate Securities Fund (Class A shares at net asset value)	0.02%
Ivy Advantus Real Estate Securities Fund (Class A shares including sales charges)	-5.71%

Benchmark(s) and/or Lipper Category
Wilshire U.S. Real Estate Securities Index	2.75%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Real Estate Funds Universe Average	3.29%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below reflects net asset value (NAV).

REITs again climb “wall of worry”

Real estate stocks delivered positive returns again in the fiscal year, but the intra-year price action among the stocks was unusually volatile. Macro events like the surprise decision by voters in the U.K. to leave the European Union, or “Brexit”; the uncertainty of the U.S. presidential election; and severe swings in the 10-year U.S. Treasury yield drove stock prices more than did property fundamentals.

After an initial panic to start the fiscal year, real estate investment trusts (REITs) rallied throughout the summer months to new highs. But a series of headwinds — ranging from political uncertainty to questions about U.S. Federal Reserve (Fed) policy to the impending U.S. presidential election — led to a sharp pullback in stock prices during the balance of the year. While events across the economy and capital markets often were met with short-term, knee-jerk reactions by investors, the fundamentals of commercial real estate ultimately determined the long-term direction of share prices.

U.S. commercial real estate conditions continued to improve during the period, although the pace of improvement slowed. Most property types maintained pricing power with solid occupancy and rent increases. Occupancies across all major property types improved at least marginally, with both apartments and industrial REITs reaching all-time high occupancy levels. In the latter half of the year, we began to see weakening pricing power in some sectors — notably apartments, hotels and storage — with disruptive levels of new supply being delivered (or anticipated) in several major markets. In industrial properties, trends again improved, as they have for several years, on the back of an improving economy and the increased demand for e-commerce-related distribution space.

Positioning across sectors

The Fund delivered a small positive total return for the fiscal year but trailed the returns of its benchmark index and Lipper peer group.

A common theme among Fund holdings was investment in companies we believe own well-located, high-quality properties; feature stable balance sheets; have improving property fundamentals; and have above-average cash-flow growth prospects. Those characteristics, which in the past often have driven above-average stock price performance, were out of favor over much of the fiscal year.

The Fund maintained its bias toward large-capitalization companies that focus on major urban, coastal and Sunbelt markets. This positioning was a significant detractor to relative performance as small- and mid-capitalization REITs widely outperformed large-caps, particularly in the second half of 2016. Dividend yield was another hallmark of performance across the sector. Investors’ thirst for yield-oriented investments benefitted the highest yielding REITs, which generally feature lower growth prospects and below-average portfolio quality compared with investments in the Fund.

Contributors to performance included overweight positions relative to the benchmark within industrial, office and data center owners — each of which experienced strong demand and improving rental rate growth. Favorable stock selection in office REITs, particularly central business district office owners, also contributed to performance. The decision to

2017	ANNUAL REPORT	7

underweight shopping center stocks, where a series of tenant closures negatively impacted near-term growth, also contributed to performance but was offset by unfavorable stock selection within the sector.

An underweight position to hotel REITs was the largest detractor from relative performance versus the benchmark. Despite slowing fundamentals across the hotel sector, the group rallied strongly following the presidential election on investors’ belief that the fiscal policies of President Donald Trump’s administration will support stronger economic growth.

From a property-type perspective, the Fund was overweight in owners of warehouses, urban-centric office buildings and data centers, and avoided health care and lodging REITs.

Outlook for 2017

Steady economic and employment growth coupled with disciplined lending and construction activity have propelled the current real estate recovery into its seventh year. While the recent election results have injected a healthy degree of optimism into the capital markets and business community, the potential for Trump’s economic agenda is largely unknown at this time. We think 2017 is likely to be a pivotal year for this cycle as investors look for tangible evidence that policy changes can have a material impact on the trajectory of gross domestic product and employment growth. At a minimum, we think the Trump administration’s pro-business posture is likely to spur improved business confidence and thus maintain the prospect of continued favorable real estate demand.

We believe REIT fundamentals are likely to continue to benefit from an improving economy, although the pace of growth is being muted by new supply in certain sectors such as apartments, hotels, and self-storage. Despite signs of decelerating growth in cash flow, we think the landscape for commercial real estate and REITs remains constructive. Moving into the later stages of the recovery does not mean the sector’s fundamentals will turn negative. Rather, we think it is moving from great to good. We are expecting cash flow growth for the sector to decelerate slightly to 5% in 2017, which we think also can lead to another year of solid dividend growth, although such growth cannot be guaranteed.

Capitalization rates for private market transactions continue to support REIT valuations, suggesting REITs currently trade at a discount to their net asset values, while REIT pricing compared to broader fixed income and equity markets also looks attractive to us compared to historic averages. That said, it is hard to argue that Fed monetary policy hasn’t boosted financial asset valuations, including real estate. Although we see valuations today as quite justifiable, a sustained reversal in record-low interest rates (particularly in the long-end of the curve) would be likely to pressure REIT share prices. We saw evidence of this relationship in the second half of 2016 when the yield on 10-year U.S. Treasury securities rose sharply.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Advantus Real Estate Securities Fund’s performance.

8	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY ADVANTUS REAL ESTATE SECURITIES FUND(a)

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.9%
Real Estate	98.7%
Consumer Discretionary	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.1%

Lipper Rankings

Category: Lipper Real Estate Funds	Rank	Percentile
1 Year	230/266	87
3 Year	126/233	54
5 Year	124/206	60
10 Year	91/134	68

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Real Estate	Retail REITs
Equinix, Inc.	Real Estate	Specialized REITs
ProLogis, Inc.	Real Estate	Industrial REITs
Mid-America Apartment Communities, Inc.	Real Estate	Residential REITs
Public Storage, Inc.	Real Estate	Specialized REITs
Equity Residential	Real Estate	Residential REITs
Boston Properties, Inc.	Real Estate	Office REITs
Alexandria Real Estate Equities, Inc.	Real Estate	Office REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Regency Centers Corp.	Real Estate	Retail REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 3, 2017, the name of Ivy Real Estate Securities Fund has changed to Ivy Advantus Real Estate Securities Fund.

2017	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ADVANTUS REAL ESTATE SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	-5.71%	-4.49%	-0.72%	-5.74%	0.39%	0.56%	-0.18%	0.19%
5-year period ended 3-31-17	7.28%	7.34%	7.76%	7.18%	9.06%	—	8.39%	8.80%
10-year period ended 3-31-17	3.01%	2.66%	2.82%	—	—	—	3.63%	3.99%
Since inception of Class through 3-31-17(6)	—	—	—	2.84%	4.16%	8.10%	—	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY ADVANTUS REAL ESTATE SECURITIES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Hotels, Resorts & Cruise Lines – 0.2%
Hilton Worldwide Holdings, Inc.	21	$1,222

Total Consumer Discretionary – 0.2%		1,222
Real Estate

Diversified REITs – 1.8%
Liberty Property Trust	301	11,615

Health Care REITs – 10.0%
HCP, Inc.	412	12,872
Healthcare Trust of America, Inc., Class A	239	7,513
Omega Healthcare Investors, Inc.	85	2,811
Physicians Realty Trust	404	8,019
Ventas, Inc.	214	13,946
Welltower, Inc.	241	17,089

		62,250

Hotel & Resort REITs – 4.4%
Apple Hospitality REIT, Inc.	302	5,762
Host Hotels & Resorts, Inc.	782	14,590
Sunstone Hotel Investors, Inc.	462	7,087

		27,439

Industrial REITs – 7.8%
Duke Realty Corp.	552	14,509
First Industrial Realty Trust, Inc.	96	2,543
ProLogis, Inc.	613	31,789

		48,841

Office REITs – 17.2%
Alexandria Real Estate Equities, Inc.	165	18,236
Boston Properties, Inc.	143	18,961
Brandywine Realty Trust	805	13,072

COMMON STOCKS (Continued)	Shares	Value
Office REITs (Continued)
Corporate Office Properties Trust	420	$13,905
Highwoods Properties, Inc.	130	6,377
Hudson Pacific Properties, Inc.	203	7,032
Kilroy Realty Corp.	148	10,687
SL Green Realty Corp.	64	6,774
Vornado Realty Trust	123	12,319

		107,363

Residential REITs – 21.6%
American Campus Communities, Inc.	143	6,805
American Homes 4 Rent	403	9,242
Apartment Investment and Management Co., Class A	213	9,432
AvalonBay Communities, Inc.	99	18,110
Education Realty Trust, Inc.	169	6,891
Equity Lifestyle Properties, Inc.	20	1,508
Equity Residential	313	19,505
Essex Property Trust, Inc.	50	11,501
Invitation Homes, Inc. (A)	269	5,872
Mid-America Apartment Communities, Inc.	200	20,297
Sun Communities, Inc.	110	8,820
UDR, Inc.	460	16,669

		134,652

Retail REITs – 17.8%
Agree Realty Corp.	129	6,163
Brixmor Property Group, Inc.	652	13,981
Federal Realty Investment Trust	19	2,530
General Growth Properties, Inc.	543	12,585
Kimco Realty Corp.	234	5,172
Regency Centers Corp.	270	17,939
Simon Property Group, Inc.	308	52,963

		111,333

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs – 18.1%
CubeSmart	215	$5,569
CyrusOne, Inc.	222	11,447
Digital Realty Trust, Inc.	108	11,490
DuPont Fabros Technology, Inc.	217	10,776
Entertainment Properties Trust	81	5,979
Equinix, Inc.	85	33,855
Extra Space Storage, Inc.	189	14,052
Public Storage, Inc.	91	19,964

		113,132

Total Real Estate – 98.7%		616,625

TOTAL COMMON STOCKS – 98.9%		$617,847
(Cost: $464,244)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 0.9%
Sysco Corp.,
1.090%, 4-3-17	$5,338	5,337

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (C)	751	751

TOTAL SHORT-TERM SECURITIES – 1.0%		$6,088
(Cost: $6,089)

TOTAL INVESTMENT SECURITIES – 99.9%		$623,935
(Cost: $470,333)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		572

NET ASSETS – 100.0%		$624,507

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY ADVANTUS REAL ESTATE SECURITIES FUND (in thousands)

MARCH 31, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$617,847	$—	$—
Short-Term Securities	—	6,088	—
Total	$617,847	$6,088	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY ASSET STRATEGY FUND

(UNAUDITED)

Chace Brundige

Cynthia P. Prince-Fox

Below, Cynthia P. Prince-Fox and F. Chace Brundige, CFA, portfolio managers of Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Ms. Prince-Fox and Mr. Brundige became portfolio managers on the Fund in August 2014. Ms. Prince-Fox has 34 years of industry experience and Mr. Brundige has 23 years of industry experience. Michael L. Avery previously was a portfolio manager on the Fund. He retired from the firm on June 30, 2016.

For the 12 Months Ended March 31, 2017
Ivy Asset Strategy Fund (Class A shares at net asset value)	4.95%
Ivy Asset Strategy Fund (Class A shares including sales charges)	-1.09%

Benchmark(s) and/or Lipper Category
S&P 500 Index	17.17%
(generally reflects the performance of U.S. common stocks)
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	0.30%
(generally reflects the performance of investment-grade U.S. Treasury bills, representing cash)
Lipper Alternative Global Macro Funds Universe Average	6.41%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Calming after turbulent year

The fiscal year ended March 31, 2017, began on the heels of a rather dramatic snapback in global equity markets following the early 2016 sell-off that hit its lows in February. Leadership in growth stocks gave way to the value style. Emerging market equities picked up steam as China’s bid to re-energize its economy gained a foothold with a renewed focus on infrastructure investment and accelerating credit growth. These Chinese actions along with a slow, steady improvement in U.S. employment and energy fundamentals led to overall confidence in improving global trade and associated commodity prices.

The U.K. referendum that gave approval to leave the European Union, or “Brexit,” proved to be only a distraction, with the British pound incorporating the requisite adjustment and the rest of the globe continuing its march.

While the ugliness of the U.S. presidential election process proved worrisome to markets, the election outcome itself was a catalyst for higher equity prices — as elections historically have been. Despite an initial dash upward in interest rates and financial stocks, and strengthening employment, two more interest rate hikes by the Federal Reserve and the combined dovish attitudes of the European Central Bank and the Bank of Japan have kept yield curves in check as the fiscal year came to a close.

Balancing sector selections

The Fund had a positive return for the fiscal year, although it significantly trailed the positive return of its all-equities S&P 500 Index benchmark. The Fund’s return also was lower than the return of its Lipper peer group average.

Within the public equity portion of the portfolio, the Fund’s strong stock selections in the energy and consumer staples sectors could not offset the declines in the pharmaceuticals and biotechnology sector, underweight positioning in the financials sector and a low weighting in semiconductor and hardware within the technology sector.

In addition, the private investment portion of the Fund’s portfolio remained a headwind for the fiscal year, despite positive developments for our largest investment, the parent company of Formula One. The acquisition of Delta Topco Limited (Formula One) by Liberty Media Corporation was announced in the third quarter of 2016. At the closing of that acquisition late in the fiscal year, the Fund received a combination of cash, approximately $55 million in principal amount of exchangeable redeemable notes issued by Delta Topco Limited, and restricted shares of Liberty Media Corporation’s Series C Liberty Formula One non-voting common stock (FWONK). We were pleased to see the Formula One deal close during the fiscal year. We are confident in the new and highly respected management team at Liberty Media Corporation and that team’s ability to exploit what we believe is untapped potential of the Formula One franchise on a global scale.

2017	ANNUAL REPORT	13

While the Fund’s gold position helped relative performance early in the fiscal year, gold prices weakened as equity markets rebounded, then recovered somewhat as the period drew to a close. However, for the fiscal year as a whole, gold was a detractor from relative performance.

Within fixed income, we rotated the majority of the portfolio out of long-term U.S. Treasury securities about midway through the fiscal year and refocused on Treasury Inflation Protected Securities (TIPS), and emerging market sovereign debt issuers where we believed real rates and currencies were attractive and fundamentals were steady or improving. While President Donald Trump’s election weakened the Mexican peso, the peso has recovered sharply since January to a level slightly stronger than on election day.

Beginning in the fourth quarter of 2016, we added to the Fund’s equity exposure in U.S. and global stocks. In the second half of the fiscal year, U.S. equities exposure grew about 9% of assets and international equities exposure by approximately 5% of assets. Many of these asset purchases were in the financials sector and in certain industrials where we see future opportunity. We also added to consumer discretionary, aerospace and Chinese financials. We eliminated a few smaller holdings in materials, pharmaceuticals and industrial conglomerates.

We trimmed gold to about 5% of the portfolio, although we still value gold as an attractive hedge given its low correlation with equities, as well as potential protection against both inflation and recessionary fears. Fixed income holdings represented about 12.7% of the Fund at the end of the fiscal year, with the majority of that outside the U.S. and the balance in TIPS.

The Fund’s use of derivatives was relatively low during the fiscal year. Early in the fiscal year, we used currency hedging strategies related to the euro and British pound but eliminated those in the second half of the fiscal year. We also briefly used derivatives positions late in calendar year 2016 to quickly build the Fund’s exposure to European banks, which added to the Fund’s relative performance.

Looking for growth ahead

We think there are plenty of catalysts for ongoing earnings growth. Global growth appears to be broadening to more cyclical parts of the economy, such as manufacturing, as well as across geographies outside the U.S. However, we are keenly aware that market optimism is high on a number of measures, indicating that any short-term disappointments could cause an outsized reaction in the markets.

The political climate — including the outcome of elections in Europe and Trump’s political agenda — is an evolving, unpredictable landscape. We think predicting Trump’s next move in particular will prove to be very difficult. However, we think tax reform is likely to remain on the agenda, which could lead to the introduction of legislation in the near future.

During the final quarter of the fiscal year and for most of the last 18 months, the backdrop for traditional retail has been turned upside down as online and mobile e-commerce reached critical market penetration levels. Numerous statistics support this ongoing and structural threat, including the record number of store closings announced by well-known names in retailing across the country. We have avoided a number of these “value traps,” but we also have made investments in companies that we believe are the disrupters in this space: Amazon.com, Inc. in the U.S., Alibaba Group Holding Ltd. in China and MercadoLibre, Inc., the leading e-commerce company in Latin America (all were holdings in the Fund at March 31, 2017). We believe low penetration rates of these emerging industries can provide a long fairway of opportunity.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may allocate from 0 to 100% of its assets between stocks, bonds and short-term instruments of issuers around the globe and in investments with exposure to various foreign countries. The Fund may also invest in precious metals.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

14	ANNUAL REPORT	2017

Fixed-income securities are subject to interest-rate risk and, as such, the NAV of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The Fund may seek to hedge market risk on various securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Fund via the use of derivative instruments. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Fund may pay more to store and accurately value its commodity holdings than it does with the Fund’s other holdings.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund’s performance.

2017	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS	IVY ASSET STRATEGY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	72.7%
Consumer Discretionary	17.1%
Information Technology	12.5%
Financials	12.1%
Energy	8.2%
Consumer Staples	7.7%
Industrials	6.7%
Health Care	5.8%
Materials	1.8%
Telecommunication Services	0.8%
Bullion (Gold)	4.6%
Bonds	12.8%
Other Government Securities	7.2%
United States Government and Government Agency Obligations	3.4%
Corporate Debt Securities	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.9%

Lipper Rankings

Category: Lipper Alternative Global Macro Funds	Rank	Percentile
1 Year	214/307	70
3 Year	243/266	92
5 Year	103/193	54
10 Year	8/55	15

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	64.0%
United States	58.5%
Mexico	5.5%
Europe	10.8%
Pacific Basin	7.8%
Bullion (Gold)	4.6%
South America	2.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Liberty Media Corp., Class C	United States	Consumer Discretionary	Movies & Entertainment
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Kraft Foods Group, Inc.	United States	Consumer Staples	Packaged Foods & Meats
Microsoft Corp.	United States	Information Technology	Systems Software
Citigroup, Inc.	United States	Financials	Other Diversified Financial Services
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Adobe Systems, Inc.	United States	Information Technology	Application Software
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

16	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ASSET STRATEGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	-1.09%	0.21%	4.23%	-0.95%	5.22%	5.40%	4.65%	4.98%
5-year period ended 3-31-17	1.18%	1.46%	1.65%	1.18%	2.63%	—	2.02%	2.39%
10-year period ended 3-31-17	4.41%	4.36%	4.26%	—	—	—	—	5.03%
Since inception of Class through 3-31-17(6)	—	—	—	4.32%	5.27%	-4.26%	2.17%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 7-31-08 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	17

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.1%
Continental AG (A)	198	$43,319
Delphi Automotive plc	618	49,711

		93,030

Automobile Manufacturers – 0.8%
Suzuki Motor Corp. (A)	877	36,415

Cable & Satellite – 1.4%
Comcast Corp., Class A (B)	1,672	62,865

Footwear – 0.6%
NIKE, Inc., Class B	463	25,781

Home Improvement Retail – 2.1%
Home Depot, Inc. (The)	372	54,591
Lowe’s Co., Inc.	435	35,770

		90,361

Internet & Direct Marketing Retail – 1.3%
Amazon.com, Inc. (C)	63	55,444

Leisure Products – 1.7%
Media Group Holdings LLC, Series H (C)(D)(E)(F)(G)	640	5,864
Media Group Holdings LLC, Series I (C)(D)(E)(F)(G)	381	37,217
Media Group Holdings LLC, Series T (C)(D)(E)(F)(G)	80	29,930

		73,011

Movies & Entertainment – 5.5%
Liberty Media Corp., Class C (C)(D)(G)	7,834	240,767

Restaurants – 1.0%
Chipotle Mexican Grill, Inc., Class A (B)(C)	103	45,844

Tires & Rubber – 0.6%
Bridgestone Corp. (A)	693	28,023

Total Consumer Discretionary – 17.1%		751,541
Consumer Staples

Brewers – 0.8%
InBev N.V. (A)	309	33,964

Packaged Foods & Meats – 3.1%
Kraft Foods Group, Inc.	980	88,957
Mondelez International, Inc., Class A	1,102	47,482

		136,439

Soft Drinks – 1.5%
Coca-Cola Co. (The) (B)	1,582	67,123

Tobacco – 2.3%
ITC Ltd. (A)	3,724	16,075

COMMON STOCKS (Continued)	Shares	Value
Tobacco (Continued)
Philip Morris International, Inc.	742	$83,783

		99,858

Total Consumer Staples – 7.7%		337,384
Energy

Oil & Gas Equipment & Services – 3.0%
Halliburton Co.	1,553	76,406
Schlumberger Ltd.	724	56,529

		132,935

Oil & Gas Exploration & Production – 4.2%
Cabot Oil & Gas Corp.	1,412	33,767
EOG Resources, Inc.	692	67,460
Noble Energy, Inc.	1,370	47,056
Pioneer Natural Resources Co.	203	37,741

		186,024

Oil & Gas Refining & Marketing – 1.0%
Phillips 66	528	41,845

Total Energy – 8.2%		360,804
Financials

Diversified Banks – 2.3%
Axis Bank Ltd. (A)	4,408	33,319
China Construction Bank Corp. (A)	14,275	11,480
Industrial and Commercial Bank of China Ltd., H Shares (A)	17,182	11,232
Wells Fargo & Co.	809	45,007

		101,038

Life & Health Insurance – 2.5%
AIA Group Ltd. (A)	10,855	68,441
MetLife, Inc.	790	41,707

		110,148

Multi-Line Insurance – 1.2%
Axa S.A. (A)	1,905	49,300

Multi-Sector Holdings – 0.7%
Berkshire Hathaway, Inc., Class B (C)	185	30,769

Other Diversified Financial Services – 4.3%
Citigroup, Inc.	1,437	85,986
JPMorgan Chase & Co.	1,176	103,285

		189,271

Regional Banks – 1.1%
PNC Financial Services Group, Inc. (The)	398	47,877

Total Financials – 12.1%		528,403
Health Care

Biotechnology – 2.3%
Alexion Pharmaceuticals, Inc. (C)	319	38,648

COMMON STOCKS (Continued)	Shares	Value
Biotechnology (Continued)
Shire Pharmaceuticals Group plc ADR	349	$60,855

		99,503

Health Care Equipment – 1.0%
Medtronic plc	555	44,748

Health Care Facilities – 0.9%
HCA Holdings, Inc. (C)	445	39,643

Pharmaceuticals – 1.6%
Pfizer, Inc.	2,086	71,355

Total Health Care – 5.8%		255,249
Industrials

Aerospace & Defense – 2.3%
European Aeronautic Defence and Space Co. (A)	431	32,762
Lockheed Martin Corp.	247	66,204

		98,966

Construction & Engineering – 1.1%
Larsen & Toubro Ltd. (A)	1,448	35,124
Vinci (A)	137	10,898

		46,022

Construction Machinery & Heavy Trucks – 1.1%
PACCAR, Inc.	724	48,633

Industrial Machinery – 0.9%
Parker Hannifin Corp.	257	41,154

Railroads – 0.8%
Union Pacific Corp.	329	34,816

Trading Companies & Distributors – 0.5%
Wolseley plc (A)	357	22,479

Total Industrials – 6.7%		292,070
Information Technology

Application Software – 2.7%
Adobe Systems, Inc. (C)	574	74,743
Intuit, Inc. (B)	387	44,900

		119,643

Data Processing & Outsourced Services – 1.8%
FleetCor Technologies, Inc. (C)	171	25,888
Visa, Inc., Class A	596	52,949

		78,837

Electronic Equipment & Instruments – 0.4%
Keyence Corp. (A)	38	15,296

Internet Software & Services – 3.9%
Alibaba Group Holding Ltd. ADR (C)	465	50,114
Alphabet, Inc., Class A (C)	69	58,329

18	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Class A (C)	88	$12,466
MercadoLibre, Inc.	238	50,393

		171,302

Semiconductor Equipment – 0.9%
ASML Holding N.V., Ordinary Shares (A)	283	37,540

Semiconductors – 0.8%
QUALCOMM, Inc.	644	36,904

Systems Software – 2.0%
Microsoft Corp.	1,326	87,328

Total Information Technology – 12.5%		546,850
Materials

Diversified Metals & Mining – 1.3%
BHP Billiton plc (A)	1,271	19,650
Rio Tinto plc (A)	868	34,902

		54,552

Paper Packaging – 0.5%
International Paper Co.	449	22,815

Total Materials – 1.8%		77,367
Telecommunication Services

Integrated Telecommunication Services – 0.8%
Nippon Telegraph and Telephone Corp. (A)	859	36,674

Total Telecommunication Services – 0.8%		36,674

TOTAL COMMON STOCKS – 72.7%		$3,186,342
(Cost: $3,361,952)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Movies & Entertainment – 1.7%
Delta Topco Ltd. (2.000% Cash or 2.000% PIK),
2.000%, 7–23–19 (D)(G)(H)	$55,026	75,762

Total Consumer Discretionary – 1.7%		75,762
Financials

Diversified Banks – 0.5%
Royal Bank of Scotland Group plc (The):
7.500%, 12–29–49	14,766	14,563
8.625%, 12–29–49	6,547	6,825

		21,388

Total Financials – 0.5%		21,388

TOTAL CORPORATE DEBT SECURITIES – 2.2%		$97,150
(Cost: $88,003)

OTHER GOVERNMENT SECURITIES (I)	Principal		Value
Brazil – 1.7%
Brazil Notas do Tesouro Nacional,
10.000%, 1–1–21 (J)	BRL	231,059	$74,319

Mexico – 5.5%
Mexican Bonos:
8.000%, 6–11–20 (J)	MXN	1,484,707	81,888
6.500%, 6–10–21 (J)		1,057,900	55,796
10.000%, 12–5–24 (J)		824,607	51,812
5.750%, 3–5–26 (J)		1,033,419	50,522

			240,018

TOTAL OTHER GOVERNMENT SECURITIES – 7.2%			$314,337
(Cost: $325,172)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 5–15–18 (K)		$53	1
5.500%, 3–15–23 (K)		122	7
5.500%, 10–15–25 (K)		354	46
5.500%, 1–15–33 (K)		167	34
5.500%, 5–15–33 (K)		288	59
6.000%, 11–15–35 (K)		285	68
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6–25–23 (K)		255	29
5.500%, 8–25–33 (K)		554	101
5.500%, 12–25–33 (K)		12	—	*
5.500%, 4–25–34 (K)		553	117
5.500%, 8–25–35 (K)		656	110
5.500%, 11–25–36 (K)		971	197
Government National Mortgage Association Agency REMIC/CMO:
7.000%, 5–20–33 (K)		1,417	361
5.500%, 7–20–35 (K)		385	84

			1,214

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%			$1,214
(Cost: $1,213)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 3.4%
U.S. Treasury Notes:
0.125%, 4–15–21		27,400	27,682
0.625%, 1–15–26		66,557	67,783
0.125%, 7–15–26		5,097	4,974
1.000%, 2–15–46		46,677	47,400

			147,839

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 3.4%			$147,839
(Cost: $150,416)

BULLION – 4.6%	Troy Ounces	Value
Gold	161	$201,100

(Cost: $191,012)

SHORT-TERM SECURITIES	Principal
Commercial Paper (L) – 7.4%
BorgWarner, Inc.,
1.140%, 4–4–17	$9,000	8,999
Campbell Soup Co.,
1.000%, 4–4–17	13,500	13,498
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.):
1.050%, 4–4–17	26,000	25,998
0.810%, 4–17–17	7,000	6,997
0.840%, 5–1–17	10,000	9,993
Clorox Co. (The),
1.280%, 5–19–17	1,841	1,838
CVS Health Corp.:
1.090%, 4–3–17	8,267	8,266
1.170%, 4–17–17	5,000	4,997
Danaher Corp.,
0.890%, 4–3–17	5,700	5,700
Ecolab, Inc.:
1.090%, 4–3–17	3,273	3,273
1.110%, 4–5–17	10,000	9,998
Essilor International S.A.,
0.940%, 4–3–17	4,700	4,700
Federal Home Loan Bank,
0.450%, 4–3–17	3,199	3,199
General Mills, Inc.,
1.100%, 4–6–17	16,000	15,997
Hewlett Packard Enterprise Corp.,
1.101%, 4–3–17	5,000	5,000
Kroger Co. (The),
1.150%, 4–3–17	17,383	17,381
Mattel, Inc.,
1.100%, 4–5–17	10,000	9,998
McDonalds Corp.,
1.170%, 4–20–17	25,000	24,984
Medtronic Global Holdings SCA:
1.110%, 4–17–17	5,000	4,997
1.140%, 5–1–17	17,150	17,133
NBCUniversal Enterprise, Inc.:
1.001%, 4–7–17	10,000	9,998
1.220%, 4–27–17	14,000	13,987
Northern Illinois Gas Co.:
1.000%, 4–3–17	10,000	9,999
1.090%, 4–6–17	5,000	4,999
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.940%, 4–28–17	20,000	19,985
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
0.940%, 4–28–17	13,878	13,868
Rockwell Automation, Inc.,
1.000%, 4–3–17	25,000	24,998
Sysco Corp.,
1.090%, 4–3–17	4,058	4,058
Wisconsin Electric Power Co.,
1.000%, 4–3–17	10,000	9,999
Wisconsin Gas LLC,
0.940%, 4–7–17	10,000	9,998

		324,835

2017	ANNUAL REPORT	19

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (M)	$2,660	$2,660

Municipal Obligations – 1.4%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
0.850%, 4–7–17 (M)	5,600	5,600
Fremont (Alameda Cnty, CA), Public Fin Auth, Var Rate Demand Certs of Part, Ser 2008 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps),
0.870%, 4–7–17 (M)	12,470	12,470
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.) (BVAL plus 11 bps),
0.920%, 4–7–17 (M)	10,300	10,300
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (GTD by JPMorgan Chase Bank N.A.) (BVAL plus 12 bps),
0.930%, 4–7–17 (M)	855	855

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt), (GTD by U.S. Bank N.A.) (BVAL plus 12 bps),
0.930%, 4–7–17 (M)	$5,300	$5,300
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Spring Creek Apt I and II), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps),
0.840%, 4–7–17 (M)	5,500	5,500
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.) (1-Week U.S. LIBOR plus 10 bps),
1.030%, 4–7–17 (M)	8,885	8,885
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.900%, 4–1–17 (M)	9,480	9,480
University of California,
0.980%, 5–3–17	5,000	4,996

		63,386

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.1%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.820%, 4–7–17 (M)	$997	$997
0.870%, 4–7–17 (M)	3,000	3,000

		3,997

TOTAL SHORT-TERM SECURITIES –9.0%		$394,878
(Cost: $394,885)

TOTAL INVESTMENT SECURITIES – 99.1%		$4,342,860
(Cost: $4,512,653)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		37,657

NET ASSETS – 100.0%		$4,380,517

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of securities with an aggregate value of $857 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	No dividends were paid during the preceding 12 months.

(D)	Restricted securities. At March 31, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Liberty Media Corp., Class C	1–23–17	7,834	$220,266	$240,767
Media Group Holdings LLC, Series H	8–29–13 to 10–31–13	640	448,211	5,864
Media Group Holdings LLC, Series I	4–23–13 to 11–8–13	381	125,240	37,217
Media Group Holdings LLC, Series T	7–2–13 to 1–23–15	80	168,531	29,930

		Principal
Delta Topco Ltd. (2.000% Cash or 2.000% PIK), 2.000%, 07–23–19	1–23–17	$55,026	67,316	75,762

			$1,029,564	$389,540

The	total value of these securities represented 8.9% of net assets at March 31, 2017.

(E)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 6 of the Notes to Financial Statements.

(F)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(G)	Securities whose value was determined using significant unobservable inputs.

(H)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(I)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

20	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

(J)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real and MXN - Mexican Peso).

(K)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(L)	Rate shown is the yield to maturity at March 31, 2017.

(M)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following total return swap agreements were outstanding at March 31, 2017:

Counterparty	Number of Shares	Underlying Security	Termination Date	Notional Amount	Financing Fee(1)(2)	Unrealized Appreciation
Morgan Stanley International	746,551	Euro STOXX Bank Index	12/08/2017	$101,560	3M Euribor plus 40 bps	$5,650

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Fund would receive payments on any net positive total return, and would make payments in the event of a negative total return.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$437,763	$—	$313,778
Consumer Staples	337,384	—	—
Energy	360,804	—	—
Financials	528,403	—	—
Health Care	255,249	—	—
Industrials	292,070	—	—
Information Technology	546,850	—	—
Materials	77,367	—	—
Telecommunication Services	36,674	—	—
Total Common Stocks	$2,872,564	$—	$313,778
Corporate Debt Securities	—	21,388	75,762
Other Government Securities	—	314,337	—
United States Government Agency Obligations	—	1,214	—
United States Government Obligations	—	147,839	—
Bullion	201,100	—	—
Short-Term Securities	—	394,878	—
Total	$3,073,664	$879,656	$389,540
Total Return Swaps	$—	$5,650	$—

2017	ANNUAL REPORT	21

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities
Beginning Balance 4-1-16	$351,937	$729,133
Net realized gain (loss)	(279,006)	(6,208)
Net change in unrealized appreciation (depreciation)	169,374	14,654
Purchases	220,266	68,401
Sales	(148,793)	(729,133)
Amortization/Accretion of premium/discount	—	(1,085)
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	—

Ending Balance 3-31-17	$313,778	$75,762

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-17	$(139,081)	$8,445

During the year ended March 31, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-17	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$29,930	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	17.41%
			Illiquidity discount	10%
	37,217	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	14.41%
			Illiquidity discount	10%
			Methodology weighting	67%
		Transaction	Price	$344
			Illiquidity discount	10%
			Methodology weighting	33%
	5,864	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	40%
			Illiquidity discount	10%
			Methodology weighting	52%
		Discounted book value	Discount factor	100%
			Methodology weighting	48%
	240,767	Third-party vendor pricing service	Illiquidity discount	10%

Corporate Debt Securities	75,762	Third-party vendor pricing service	Illiquidity discount	10%

Significant increases (decreases) in long-term growth rate inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in weighted average cost of capital, discount factors, or illiquidity discount inputs could result in a (lower) higher fair value measurement.

During the year ended March 31, 2017, securities totaling $151,166 changed valuation techniques from a discounted cash flows model to a blended methodology of discounted cash flows model and a transaction approach. The change in valuation techniques is primarily due to the blended methodology more closely reflecting current market participant assumptions.

During the year ended March 31, 2017, securities totaling $60,093 changed valuation techniques from a discounted cash flows model to a blended methodology of discounted cash flows model and discounted book value. The change in valuation techniques is primarily due to the blended methodology more closely reflecting current market participant assumptions.

22	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2017

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CMO = Collateralized Mortgage Obligation

EURIBOR = Euro Interbank Offered Rate

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

PIK = Payment in kind

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

Country Diversification
(as a % of net assets)
United States	58.5%
Mexico	5.5%
United Kingdom	2.9%
Brazil	2.9%
Japan	2.6%
Ireland	2.4%
France	2.3%
India	2.0%
China	1.6%
Hong Kong	1.6%
Germany	1.0%
Other Countries	2.2%
Other+	14.5%

+	Includes gold bullion, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	23

MANAGEMENT DISCUSSION	IVY BALANCED FUND

(UNAUDITED)

Matthew A. Hekman

Below, Matthew A. Hekman, portfolio manager of the Ivy Balanced Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Hekman has managed the Fund since 2014 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Balanced Fund (Class A shares at net asset value)	8.44%
Ivy Balanced Fund (Class A shares including sales charges)	2.22%

Benchmark(s) and/or Lipper Category
S&P 500 Index	17.17%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Bloomberg Barclays U.S. Government/Credit Index	0.54%
(generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	11.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are presented because the Fund invests in multiple assets classes. The performance discussion below is at net asset value.

Key drivers

The fiscal year ended March 31, 2017 began with heightened uncertainty in both equity and fixed-income markets. Both markets had just recovered from a second significant decline in the preceding nine months and risk appetites were subdued. In addition, the revenue and earnings of the S&P 500 Index at a consolidated level posted year-over-year declines in the first and second calendar quarters of 2016, an unusually weak performance in the midst of an economic expansion that is now entering its 9th year. However, as energy prices stabilized and began to recover on the back of global production cuts; global central banks continued to extend unprecedented levels of monetary stimulus; and investors searched for yield vehicles to meet their investment return requirements, asset markets stabilized and advanced modestly. Late in calendar year 2016, a surprising election result in the U.S. produced optimism that economic growth could be resuscitated as beneficial tax reforms for consumers and businesses along with reduced regulatory burdens and the possibility of fiscal stimulus ignited emotional mindsets. As a result, equity markets outperformed fixed income over the course of the year with traditionally pro-cyclical sectors such as financials, technology, materials and industrials leading the advance.

Contributors and detractors

The Fund underperformed peers in the Lipper Mixed-Asset Target Allocation Growth Funds Universe, posting a total return of 8.44% for the fiscal year ended March 31, 2017. Relative underperformance was driven by the allocation decision to adjust the Fund’s positioning to a more defensive posture to protect against downside risk which did not materialize. The Fund’s equity exposure was reduced to approximately 50% with a bias toward less cyclically sensitive names and cash was maintained at an elevated level. The Fund’s equity benchmark, the S&P 500 Index, was up 17.17% for the measurement period. The Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Government/Credit Index was up 0.54% for the measurement period.

The equity portion of the Fund was up 17.4% for the fiscal year, essentially in line with the equity benchmark as strong stock selection in the technology sector was offset by poor stock selection in the health care sector and an underweight position in the financials sector. The Fund’s return in the technology and financials sectors was a notable highlight over the past fiscal year.

Put options were purchased during the year to reduce downside exposure to the equity market in the event of a drop in the S&P 500 Index, which expired worthless as markets rose throughout the fiscal year. (A put option offers the right to sell a stock or index back to the investor who sold the put option at a specific price, on or before a specified date.) In addition, an elevated cash position was a detracted from relative performance. These two decisions together were a 1.64% drag on relative portfolio performance.

The fixed-income portion of the Fund was up 3.98% for the year, which outperformed the fixed-income benchmark due to a long-standing short duration position relative to the benchmark, a significant overweight position in corporate credit and strong security selection. The Fund was significantly underweight Treasuries given the good health of corporate balance

24	ANNUAL REPORT	2017

sheets and abundant liquidity available to corporate borrowers, which was a strong tailwind to relative performance. In particular, investments in debt securities issued by energy and industrial companies were a significant contributor to the Fund’s fixed-income portfolio’s performance.

Top contributors to Fund performance came from the technology, financials and industrials sectors. Specifically, Applied Materials Inc., JP Morgan Chase, Apple Inc., Symantec Corp, PNC Financial, Micron Technology 3.0% convertible bond, Autodesk Inc., Harris Corp (no longer a Fund holding), Comcast Corp. and Union Pacific were notable contributors. In most cases, we feel that the outlook for these companies continues to be promising. At Applied Materials and Micron Technology, the semiconductor industry has seen significant consolidation with new technologies in memory and display end markets expected to accelerate spending and growth in 2017. At JP Morgan Chase and PNC Financial, rising interest rates, coupled with optimism over the possibility of reduced tax rates and a less onerous regulatory environment have expanded valuation multiples as investors anticipate improved profitability and earnings growth. At Symantec and Autodesk, a transition in revenue recognition from sale of product to recurring subscription fees coupled with strong demand for their respective products have driven a re-rating for the equities that we believe is durable. At Apple Inc., renewed optimism over the iPhone unit growth forecast driven by expectations of a strong upgrade cycle have produced positive earnings and cash flow revisions as well as heightened the awareness of the value of the Apple Inc. ecosystem. At Harris Corp, strong management execution and an improving outlook for defense spending drove a re-rating of the stock back in line with other defense contractors, which we believe fairly values the equity and resulted in the position being closed. At Comcast, persistently strong trends in its cable business, optimism for domestic tax reform, and a growing appreciation of its strong competitive position in the consolidating media and telecommunications space have driven positive earnings revisions, which we expect to continue. Finally, at Union Pacific, an improving industrial economy coupled with rising energy prices and a rebound in U.S. energy production has driven an increase in earnings expectations, which should convert to free cash flow at a higher rate as capital expenditure peaks in 2017.

Detractors to Fund performance during the period were Teva Pharmaceutical Industries Ltd., Frontier Communications Corp. 11.125% Mandatory Convertible Preferred Stock, Target Corp., Stericycle Inc. 5.25% Mandatory Convertible Preferred stock, Allergan PLC and Williams Sonoma (no longer a Fund holding). Health care stocks were under pressure in 2016 due to regulatory inquiries into pricing methodologies and disappointing earnings results in part related to price concessions. Both Allergan plc and Teva Pharmaceutical Industries Ltd. declined in value as merger and acquisition transactions failed or proved less positive than originally expected. The core business at each company also disappointed relative to more robust expectations for growth and operating margins. While 2016 was certainly a disappointing year for both companies, we believe the outlook is stabilizing for each and the valuation multiplies in our view are quite attractive.

Frontier Communications Corp. acquired Verizon Corp. assets in California, Texas and Florida and struggled to integrate them, driving disappointing earnings and cash flow as customer churn spiked and expenses were far higher than forecast. Going forward, we believe execution and results will be greatly improved. The retail sector was under considerable pressure over the last year as consumer spending disappointed and price competition intensified. Both Target Corp. and Williams Sonoma were negatively impacted by these headwinds. We believe Target Corp.’s competitive position will stabilize and the results will improve over the next 12 months while the outlook at Williams Sonoma appears to face more persistent headwinds which resulted in the position being closed. Finally, at Stericycle Inc., a poorly timed acquisition and pricing pressure in its most profitable business segment reduced its earnings outlook and caused a dramatic de-valuation of the equity. We continue to see meaningful synergy opportunities in its Shred-it acquisition and have growing confidence in the core business stabilizing in 2017, which with improved execution, should drive upside in the shares over the next 12 fiscal months.

Outlook

As we look ahead to the next fiscal year, the optimism of the past several months is enticing and persuasive in many respects. Proposed individual and corporate tax reform is a meaningful positive for the domestic economy, which along with less regulatory oversight and a generally more business-friendly political climate, are supportive for the growth outlook. However, the uncertainties around political policies and economic growth are stubbornly persistent. In addition, the recognition of the benefits associated with many of the proposed political changes are more likely to be recognized in the form of corporate revenue, earnings and cash flow growth in 2018, which leads us to believe that volatility is likely to remain elevated in the near term.

We believe global growth will improve modestly as clarity around fiscal and monetary policy improve; strong balance sheets (corporate and consumer) and improving confidence readings translate into higher spending; and the lagged effect of historical stimulus continues to provide a persistent tailwind to growth. We are closely watching inflation rates and inflation expectations, which have been modest and must remain so in order to allow global central banks to provide support to their local economies as needed. As the domestic economy gradually improves, we expect the Federal Reserve to raise interest rates at a very modest pace.

2017	ANNUAL REPORT	25

While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next 12 fiscal months. This approach has served investors well over time, and our confidence in it has not waned.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may use a range of derivative instruments, typically options, both written and purchased, on individual equity securities owned by the Fund and on U.S. and/or foreign equity indexes, in seeking to hedge various market risks and/or individual security risk, as well as to enhance return.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Balanced Fund.

26	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY BALANCED FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	67.7%
Health Care	12.4%
Consumer Discretionary	11.9%
Information Technology	11.6%
Financials	9.5%
Energy	6.8%
Industrials	6.2%
Consumer Staples	4.5%
Materials	3.1%
Real Estate	1.4%
Telecommunication Services	0.3%
Bonds	31.1%
Corporate Debt Securities	26.4%
United States Government and Government Agency Obligations	4.4%
Loans	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.2%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	455/508	90
3 Year	346/455	76
5 Year	244/408	60
10 Year	23/322	8

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Carnival Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Shire Pharmaceuticals Group plc ADR	Health Care	Biotechnology
Comcast Corp., Class A	Consumer Discretionary	Cable & Satellite
Autodesk, Inc.	Information Technology	Application Software
PNC Financial Services Group, Inc. (The)	Financials	Regional Banks
Intercontinental Exchange, Inc.	Financials	Financial Exchanges & Data
Johnson Controls, Inc.	Industrials	Building Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	27

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY BALANCED FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	2.22%	3.68%	7.72%	2.39%	8.75%	8.92%	8.12%	8.50%
5-year period ended 3-31-17	6.12%	6.44%	6.64%	6.36%	7.66%	—	—	7.40%
10-year period ended 3-31-17	6.17%	6.11%	6.09%	—	—	—	—	6.86%
Since inception of Class through 3-31-17(7)	—	—	—	6.40%	7.12%	4.44%	7.76%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

28	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 1.0%
O’Reilly Automotive, Inc. (A)	85	$22,855

Cable & Satellite – 2.0%
Comcast Corp., Class A	1,164	43,751

Casinos & Gaming – 1.3%
Las Vegas Sands, Inc.	514	29,317

General Merchandise Stores – 1.6%
Dollar General Corp.	307	21,389
Target Corp.	280	15,470

		36,859

Home Improvement Retail – 1.1%
Lowe’s Co., Inc.	310	25,446

Hotels, Resorts & Cruise Lines – 2.6%
Carnival Corp.	999	58,869

Movies & Entertainment – 1.4%
Twenty-First Century Fox, Inc.	970	30,822

Restaurants – 0.9%
YUM! Brands, Inc.	299	19,116

Total Consumer Discretionary – 11.9%		267,035
Consumer Staples

Brewers – 1.1%
Anheuser-Busch InBev S.A. ADR	222	24,334

Drug Retail – 1.3%
CVS Caremark Corp.	378	29,681

Packaged Foods & Meats – 2.1%
Kraft Foods Group, Inc.	251	22,757
Mead Johnson Nutrition Co.	254	22,662

		45,419

Total Consumer Staples – 4.5%		99,434
Energy

Integrated Oil & Gas – 1.2%
Chevron Corp.	242	26,010

Oil & Gas Drilling – 0.8%
Helmerich & Payne, Inc.	259	17,269

Oil & Gas Equipment & Services – 1.1%
Schlumberger Ltd.	320	25,019

Oil & Gas Exploration & Production – 2.3%
Newfield Exploration Co. (A)	682	25,182
Noble Energy, Inc.	806	27,677

		52,859

Oil & Gas Refining & Marketing – 0.5%
Phillips 66	146	11,534

Total Energy – 5.9%		132,691

COMMON STOCKS (Continued)	Shares	Value
Financials

Diversified Banks – 1.0%
Northern Trust Corp.	249	$21,576

Financial Exchanges & Data – 1.7%
Intercontinental Exchange, Inc.	630	37,745

Investment Banking & Brokerage – 1.1%
Goldman Sachs Group, Inc. (The)	106	24,350

Life & Health Insurance – 0.9%
MetLife, Inc.	407	21,479

Other Diversified Financial Services – 2.2%
JPMorgan Chase & Co.	564	49,551

Regional Banks – 1.7%
PNC Financial Services Group, Inc. (The)	319	38,399

Total Financials – 8.6%		193,100
Health Care

Biotechnology – 3.0%
Biogen, Inc. (A)	84	22,886
Shire Pharmaceuticals Group plc ADR	251	43,808

		66,694

Health Care Services – 1.3%
Laboratory Corp. of America Holdings (A)	205	29,433

Managed Health Care – 2.2%
Anthem, Inc.	139	22,938
UnitedHealth Group, Inc.	169	27,775

		50,713

Pharmaceuticals – 2.6%
Allergan plc	124	29,519
Johnson & Johnson	90	11,153
Teva Pharmaceutical Industries Ltd. ADR	525	16,849

		57,521

Total Health Care – 9.1%		204,361
Industrials

Building Products – 1.6%
Johnson Controls, Inc.	861	36,270

Construction Machinery & Heavy Trucks – 1.5%
Allison Transmission Holdings, Inc.	534	19,251
PACCAR, Inc.	207	13,890

		33,141

Industrial Machinery – 0.3%
Parker Hannifin Corp.	36	5,844

Railroads – 1.2%
Union Pacific Corp.	254	26,882

COMMON STOCKS (Continued)	Shares	Value
Trucking – 0.8%
Knight Transportation, Inc.	613	$19,208

Total Industrials – 5.4%		121,345
Information Technology

Application Software – 1.8%
Autodesk, Inc. (A)	450	38,868

Data Processing & Outsourced Services – 1.7%
FleetCor Technologies, Inc. (A)	139	21,004
MasterCard, Inc., Class A	153	17,247

		38,251

IT Consulting & Other Services – 1.3%
Cognizant Technology Solutions Corp., Class A (A)	489	29,099

Semiconductor Equipment – 2.2%
Applied Materials, Inc.	1,270	49,384

Systems Software – 2.1%
Microsoft Corp.	172	11,321
Symantec Corp.	1,172	35,959

		47,280

Technology Hardware, Storage & Peripherals – 2.5%
Apple, Inc.	392	56,377

Total Information Technology – 11.6%		259,259
Materials

Commodity Chemicals – 1.0%
Valvoline, Inc.	869	21,323

Specialty Chemicals – 1.4%
PPG Industries, Inc.	309	32,454

Total Materials – 2.4%		53,777
Real Estate

Specialized REITs – 1.4%
Crown Castle International Corp.	320	30,219

Total Real Estate – 1.4%		30,219

TOTAL COMMON STOCKS – 60.8%		$1,361,221
(Cost: $1,116,419)

PREFERRED STOCKS
Energy

Integrated Oil & Gas – 0.9%
Hess Corp., Convertible, 8.000%	320	19,037

Total Energy – 0.9%		19,037

2017	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2017

PREFERRED STOCKS (Continued)	Shares	Value
Financials

Investment Banking & Brokerage – 0.4%
Morgan Stanley, 5.850%	300	$7,752

Other Diversified Financial Services – 0.4%
Citigroup, Inc., 6.300%	357	9,421

Regional Banks – 0.1%
First Republic Bank, Series G, 5.500%	120	2,970

Total Financials – 0.9%		20,143
Health Care

Managed Health Care – 0.7%
Anthem, Inc., 5.250%	342	17,179

Pharmaceuticals – 2.6%
Allergan plc, Convertible Series A, 5.500%	40	33,991
Teva Pharmaceutical Industries Ltd., Convertible, 7.000%	41	23,657

		57,648

Total Health Care – 3.3%		74,827
Industrials

Environmental & Facilities Services – 0.8%
Stericycle, Inc., 5.250%	250	17,888

Total Industrials – 0.8%		17,888
Materials

Commodity Chemicals – 0.7%
A. Schulman, Inc., Convertible, 6.000%	19	16,093

Total Materials – 0.7%		16,093
Telecommunication Services

Integrated Telecommunication Services – 0.3%
Frontier Communications Corp., Convertible Series A, 11.125%	125	6,157

Total Telecommunication Services – 0.3%		6,157

TOTAL PREFERRED STOCKS – 6.9%		$154,145
(Cost: $177,474)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.4%
Under Armour, Inc.,
3.250%, 6–15–26	$11,000	10,044

Broadcasting – 0.0%
Discovery Communications LLC,
3.300%, 5–15–22	900	896

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 0.4%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
3.150%, 3–1–26	$4,040	$3,974
Pearson Funding Five plc,
3.250%, 5–8–23 (B)	900	852
Viacom, Inc.,
2.750%, 12–15–19	3,000	3,022

		7,848

General Merchandise Stores – 0.0%
Dollar General Corp.,
1.875%, 4–15–18	1,000	1,001

Homebuilding – 0.1%
Toll Brothers Finance Corp.,
4.375%, 4–15–23	1,500	1,518

Housewares & Specialties – 0.2%
Newell Rubbermaid, Inc.,
4.200%, 4–1–26	4,000	4,162

Publishing – 0.1%
Thomson Reuters Corp.,
3.350%, 5–15–26	2,000	1,948

Total Consumer Discretionary – 1.2%		27,417
Consumer Staples

Brewers – 0.2%
Molson Coors Brewing Co.,
3.000%, 7–15–26	1,500	1,426
SABMiller Holdings, Inc.,
2.200%, 8–1–18	2,700	2,718

		4,144

Distillers & Vintners – 0.0%
Beam, Inc.,
1.750%, 6–15–18	1,000	998

Food Distributors – 0.1%
Campbell Soup Co.,
2.500%, 8–2–22	2,400	2,362

Household Products – 0.0%
Church & Dwight Co., Inc.,
2.875%, 10–1–22	500	497

Personal Products – 0.1%
Estee Lauder Co., Inc. (The),
2.350%, 8–15–22	1,200	1,185

Tobacco – 0.2%
BAT International Finance plc,
2.750%, 6–15–20 (B)	4,000	4,034

Total Consumer Staples – 0.6%		13,220

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy

Integrated Oil & Gas – 0.5%
Chevron Corp.,
2.954%, 5–16–26	$4,300	$4,248
Hess Corp.,
4.300%, 4–1–27	7,500	7,385

		11,633

Oil & Gas Equipment & Services – 0.2%
Schlumberger Holding Corp.,
2.350%, 12–21–18 (B)	4,500	4,530

Oil & Gas Exploration & Production – 0.8%
BP Capital Markets plc (GTD by BP plc):
2.241%, 9–26–18	4,250	4,280
2.315%, 2–13–20	3,000	3,025
Concho Resources, Inc.,
4.375%, 1–15–25	6,500	6,540
ONEOK Partners L.P.,
3.200%, 9–15–18	2,750	2,788

		16,633

Oil & Gas Storage & Transportation – 1.6%
Buckeye Partners L.P.,
2.650%, 11–15–18	4,000	4,019
Colorado Interstate Gas Co.,
4.150%, 8–15–26 (B)	5,000	4,886
Hornbeck Offshore Services, Inc., Convertible,
1.500%, 9–1–19	11,621	7,554
Kinder Morgan Energy Partners L.P.,
2.650%, 2–1–19	3,250	3,281
Plains All American Pipeline L.P. and PAA Finance Corp.,
4.650%, 10–15–25	3,500	3,605
Southern Natural Gas Co.,
5.900%, 4–1–17 (B)	7,000	7,000
Williams Partners L.P.,
3.600%, 3–15–22	5,500	5,578

		35,923

Total Energy – 3.1%		68,719
Financials

Asset Management & Custody Banks – 0.3%
Ares Capital Corp.,
4.875%, 11–30–18	6,500	6,743

Consumer Finance – 0.9%
American Express Co.,
4.900%, 12–29–49	5,800	5,793
Capital One Bank USA N.A.:
2.150%, 11–21–18	3,150	3,155
2.250%, 2–13–19	4,000	4,006
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.700%, 5–9–23	1,050	1,058
Hyundai Capital America,
2.875%, 8–9–18 (B)	1,550	1,566

30	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Total System Services, Inc.,
2.375%, 6–1–18	$5,538	$5,561

		21,139

Diversified Banks – 5.3%
ABN AMRO Bank N.V.,
2.500%, 10–30–18 (B)	6,200	6,247
Australia and New Zealand Banking Group Ltd.,
4.400%, 5–19–26 (B)	7,150	7,335
Bank of America Corp.:
2.000%, 1–11–18	2,500	2,506
8.000%, 7–29–49	10,000	10,300
Bank of New York Mellon Corp. (The),
2.100%, 1–15–19	3,000	3,022
Barclays plc,
5.200%, 5–12–26	5,000	5,115
BNP Paribas S.A.,
2.450%, 3–17–19	4,500	4,532
Commonwealth Bank of Australia,
2.250%, 3–13–19	4,750	4,780
DBS Group Holdings Ltd.,
2.246%, 7–16–19 (B)	8,750	8,774
HSBC Holdings plc,
3.400%, 3–8–21	5,000	5,113
ING Bank N.V.,
2.500%, 10–1–19 (B)	5,400	5,431
Mizuho Bank Ltd.,
2.650%, 9–25–19 (B)	5,200	5,237
Skandinaviska Enskilda Banken AB,
2.375%, 3–25–19 (B)	4,000	4,025
Societe Generale S.A.:
4.250%, 4–14–25 (B)	2,750	2,695
5.922%, 4–29–49 (B)	11,000	11,000
Standard Chartered plc,
2.250%, 4–17–20 (B)	10,700	10,553
Sumitomo Mitsui Banking Corp.,
2.450%, 1–16–20	4,000	4,016
U.S. Bancorp,
3.100%, 4–27–26	2,500	2,454
Wells Fargo & Co.,
7.980%, 3–29–49	10,000	10,412
Westpac Banking Corp.,
2.250%, 7–30–18	5,000	5,034

		118,581

Investment Banking & Brokerage – 1.2%
BGC Partners, Inc.,
5.375%, 12–9–19	6,500	6,834
Credit Suisse Group Funding (Guernsey) Ltd.,
2.750%, 3–26–20	4,000	4,005
Goldman Sachs Group, Inc. (The):
2.900%, 7–19–18	1,350	1,367
2.625%, 1–31–19	4,000	4,045
2.600%, 4–23–20	3,400	3,419
Morgan Stanley,
2.650%, 1–27–20	5,900	5,955

		25,625

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life & Health Insurance – 0.6%
AIA Group Ltd.,
2.250%, 3–11–19 (B)	$2,600	$2,606
Citizens Financial Group, Inc.,
3.750%, 7–1–24	9,000	8,806
Prudential Financial, Inc.,
8.875%, 6–15–38	1,600	1,720

		13,132

Multi-Line Insurance – 0.6%
American International Group, Inc.,
2.300%, 7–16–19	2,750	2,760
Aon plc (GTD by Aon Corp.),
2.800%, 3–15–21	6,000	6,021
Loews Corp.,
3.750%, 4–1–26	5,000	5,119

		13,900

Other Diversified Financial Services – 2.2%
Citigroup, Inc.:
5.800%, 11–29–49	8,500	8,755
5.950%, 12–29–49	7,250	7,549
5.950%, 12–29–49	2,000	2,079
Fidelity National Financial, Inc.,
6.600%, 5–15–17	900	905
Fidelity National Information Services, Inc.:
2.000%, 4–15–18	1,250	1,252
2.850%, 10–15–18	1,300	1,318
Fifth Street Finance Corp.,
4.875%, 3–1–19	6,700	6,686
JPMorgan Chase & Co.:
7.900%, 4–29–49	7,000	7,254
5.000%, 12–29–49	4,500	4,550
PennantPark Investment Corp.,
4.500%, 10–1–19	8,100	8,168
Total Capital (GTD by Total S.A.),
2.125%, 8–10–18	1,500	1,509

		50,025

Property & Casualty Insurance – 0.1%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.),
2.200%, 3–15–21	2,300	2,301

Regional Banks – 0.8%
PNC Bank N.A.:
2.200%, 1–28–19	4,000	4,027
3.250%, 6–1–25	4,000	4,021
SunTrust Banks, Inc.:
2.350%, 11–1–18	3,700	3,724
5.625%, 12–29–49	4,800	5,016

		16,788

Specialized Finance – 0.3%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
5.450%, 6–15–23 (B)	6,000	6,473

Total Financials – 12.3%		274,707

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Biotechnology – 0.4%
Amgen, Inc.:
2.200%, 5–22–19	$3,500	$3,523
2.125%, 5–1–20	6,000	5,999

		9,522

Health Care Distributors – 0.2%
Cardinal Health, Inc.,
2.400%, 11–15–19	3,900	3,925

Health Care Equipment – 0.1%
Zimmer Holdings, Inc.,
2.700%, 4–1–20	3,000	3,021

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (B)	9,000	9,517

Health Care Services – 0.2%
Quest Diagnostics, Inc.,
3.450%, 6–1–26	5,000	4,924

Health Care Supplies – 0.4%
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.875%, 9–23–23	10,000	9,701

Managed Health Care – 0.2%
Aetna, Inc.,
2.200%, 3–15–19	2,600	2,617
UnitedHealth Group, Inc.,
2.700%, 7–15–20	1,700	1,734

		4,351

Pharmaceuticals – 0.7%
AbbVie, Inc.,
3.200%, 5–14–26	3,500	3,364
Forest Laboratories, Inc.,
5.000%, 12–15–21 (B)	9,500	10,293
Mylan, Inc.,
2.550%, 3–28–19	700	703

		14,360

Total Health Care – 2.6%		59,321
Industrials

Aerospace & Defense – 1.0%
BAE Systems Holdings, Inc.,
2.850%, 12–15–20 (B)	3,500	3,537
Huntington Ingalls Industries, Inc.,
5.000%, 11–15–25 (B)	10,000	10,450
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	3,500	3,546
6.375%, 6–15–26	5,500	5,503

		23,036

2017	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Airlines – 0.1%
Southwest Airlines Co.,
2.650%, 11–5–20	$2,900	$2,929

Railroads – 0.1%
Kansas City Southern de Mexico S.A. de C.V.,
2.350%, 5–15–20	873	865

Security & Alarm Services – 0.0%
Constellis Holdings LLC and Constellis Finance Corp.,
9.750%, 5–15–20 (B)	747	799

Total Industrials – 1.2%		27,629
Information Technology

Data Processing & Outsourced Services – 0.1%
Fiserv, Inc.,
2.700%, 6–1–20	2,900	2,932

IT Consulting & Other Services – 0.1%
Keysight Technologies, Inc.,
4.600%, 4–6–27	2,500	2,515

Semiconductors – 1.6%
Micron Technology, Inc.,
5.500%, 2–1–25	8,081	8,384
Micron Technology, Inc., Convertible,
3.000%, 11–15–43	23,500	26,335

		34,719

Total Information Technology – 1.8%		40,166
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (B)	16,330	15,577

Diversified Metals & Mining – 0.1%
Anglo American plc,
4.125%, 4–15–21 (B)	2,200	2,233

Metal & Glass Containers – 0.3%
BakerCorp International, Inc.,
8.250%, 6–1–19	7,747	7,244

Total Materials – 1.1%		25,054
Real Estate

Specialized REITs – 0.2%
Crown Castle International Corp.:
5.250%, 1–15–23	1,046	1,142
3.700%, 6–15–26	2,600	2,551

		3,693

Total Real Estate – 0.2%		3,693

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services

Integrated Telecommunication Services – 0.7%
AT&T, Inc.:
2.300%, 3–11–19	$7,100	$7,134
4.125%, 2–17–26	5,900	5,983
Verizon Communications, Inc.,
2.946%, 3–15–22 (B)	2,000	1,991

		15,108

Wireless Telecommunication Service – 0.5%
American Tower Corp.:
2.250%, 1–15–22	7,500	7,237
4.700%, 3–15–22	1,400	1,499
3.375%, 10–15–26	3,000	2,860
Virgin Media Finance plc,
4.875%, 2–15–22	284	254

		11,850

Total Telecommunication Services – 1.2%		26,958
Utilities

Electric Utilities – 0.7%
Electricite de France S.A.,
2.150%, 1–22–19 (B)	3,750	3,754
Entergy Texas, Inc.,
2.550%, 6–1–21	2,400	2,371
Exelon Corp.,
2.450%, 4–15–21	2,500	2,470
PPL Energy Supply LLC,
4.600%, 12–15–21	2,800	2,373
Southern Co. (The),
2.950%, 7–1–23	5,000	4,866

		15,834

Independent Power Producers & Energy Traders – 0.4%
Canadian Solar, Inc., Convertible,
4.250%, 2–15–19	10,000	9,319

Total Utilities – 1.1%		25,153

TOTAL CORPORATE DEBT SECURITIES – 26.4%		$592,037
(Cost: $585,138)

LOANS (C)
Industrials

Industrial Machinery – 0.3%
Dynacast International LLC (ICE LIBOR plus 850 bps),
9.500%, 1–30–23 (D)	6,526	6,510

Total Industrials – 0.3%		6,510

TOTAL LOANS – 0.3%		$6,510
(Cost: $6,407)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 1.5%
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
4.500%, 6–1–44	$6,854	$7,393
3.000%, 6–15–45	7,293	7,511
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9–1–17	4	4
5.000%, 1–1–18	4	4
6.500%, 10–1–28	39	44
6.500%, 2–1–29	5	6
3.500%, 6–25–29	4,156	4,352
7.000%, 11–1–31	42	48
6.500%, 2–1–32	34	39
7.000%, 2–1–32	49	55
7.000%, 3–1–32	23	27
7.000%, 7–1–32	27	30
6.500%, 9–1–32	26	30
5.500%, 5–1–33	21	23
5.500%, 6–1–33	20	23
4.500%, 11–1–43	5,733	6,227
3.000%, 10–25–46	7,140	7,294

		33,110

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.5%		$33,110
(Cost: $33,791)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 2.9%
U.S. Treasury Notes:
0.125%, 7–15–26	24,314	23,727
2.125%, 2–15–40	21,572	27,219
1.000%, 2–15–46	14,348	14,571

		65,517

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 2.9%		$65,517
(Cost: $67,474)

SHORT-TERM SECURITIES
Commercial Paper (E) – 0.3%
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
1.180%, 4–21–17	4,000	3,997
Hewlett Packard Enterprise Corp.,
1.101%, 4–3–17	2,500	2,500

		6,497

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (F)	2,184	2,184

32	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2017

Value

TOTAL SHORT-TERM SECURITIES – 0.4%	$8,681
(Cost: $8,681)

TOTAL INVESTMENT SECURITIES – 99.2%	$2,221,221
(Cost: $1,995,384)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%	17,320

NET ASSETS – 100.0%	$2,238,541

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $151,395 or 6.8% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	Rate shown is the yield to maturity at March 31, 2017.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,361,221	$—	$—
Preferred Stocks	138,052	16,093	—
Corporate Debt Securities	—	592,037	—
Loans	—	—	6,510
United States Government Agency Obligations	—	33,110	—
United States Government Obligations	—	65,517	—
Short-Term Securities	—	8,681	—
Total	$1,499,273	$715,438	$6,510

During the year ended March 31, 2017, there were no transfers between any levels.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	IVY ENERGY FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Energy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Ginther has managed the Fund since its inception in 2006 and has 22 years of industry experience. Mr. Wolverton was named a portfolio manager on the Fund in October 2016 and has 12 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Energy Fund (Class A shares at net asset value)	23.72%
Ivy Energy Fund (Class A shares including sales charges)	16.56%

Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	13.94%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	19.62%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value.

Fundamentals support oil prices

U.S. and global equities markets closed the fiscal year in positive territory and the energy sector posted gains overall. Crude oil prices continued to gain and find steadier levels during the year. The price reached about $52 per barrel at the end of calendar year 2016, based on the spot price of West Texas Intermediate crude oil, and then traded around that level in the final quarter of the fiscal year.

The Organization of Petroleum Exporting Countries (OPEC) in November 2016 agreed to reduce crude oil production quotas by 1.2 million barrels per day (bpd) — the first cut in eight years. OPEC set the new target at 32.5 million bpd, which translates to what we think is a meaningful reduction in supply. The move prompted an energy rally and gains in most commodity-related currencies. OPEC had announced in September that it would reduce its output to a range of 32.5-33.5 million bpd but delayed a final agreement until its November meeting. Markets and prices were somewhat volatile in the interim because of uncertainty about OPEC’s ultimate decision.

The U.S. Federal Reserve (Fed) in December 2016 and again in March 2017 announced 0.25-percentage-point hikes in the fed funds interest rate, moving it to 1%. The Fed subsequently indicated that economic improvements could mean a faster pace of rate hikes in 2017 than had previously been expected, and markets at the end of the fiscal year were anticipating two more interest rate hikes this calendar year.

The U.S. presidential election was a key factor for the markets during the fiscal year, both in the uncertainty it created prior to election day and in the ultimate result. President Donald Trump’s victory surprised global markets and carried the Republican Party to control of both houses of the U.S. Congress. Trump’s stated plans on fiscal stimulus, tax reforms and reduced financial regulation prompted global interest rates and global markets to rise. The potential impact of Trump’s pro-growth agenda also drove a move into more economically sensitive equity sectors and market segments through year-end.

It later became clear that the new administration and Congress may not be able to act as quickly as it had hoped. The decision to focus on the Affordable Care Act (ACA) repeal/replace rather than corporate and individual tax reform, for example, unsettled some markets, especially when the Congress was unable to agree on new health care legislation. Many in the market began to anticipate any fiscal stimulus would be pushed to early 2018.

Stock selection drives performance

The Fund had a strong positive return for the fiscal year, outperforming its benchmark index and its Lipper peer group average. The outperformance came primarily from strong stock selection within the energy sector. That sector made up about 97% of equity assets at fiscal year end. Energy sector performance in the Fund averaged a return of more than 28% during the quarter, while energy sector names in the benchmark averaged a return of less than 14%.

The Fund has a heavier allocation to “upstream” energy companies — those that focus on exploration and production — when compared to the benchmark, which holds what the portfolio managers consider to be an outsized exposure to large

34	ANNUAL REPORT	2017

integrated oil companies. The Fund underweighted the integrated oil companies during the year, compared to the weighting in the benchmark. Historically, integrated companies often have underperformed when the energy sector performs well as a whole, as it did during the latest fiscal year.

The five greatest relative contributors to the Fund’s performance in the fiscal year were U.S. Silica Holdings, Inc.; Oasis Petroleum LLC; Continental Resources, Inc.; Parsley Energy, Inc.; and a large underweight to Exxon Mobil Corp. (a stock which underperformed the benchmark’s average return significantly). The five greatest relative detractors to the Fund’s performance in the fiscal year were Phillips 66 Partners L.P., Devon Energy Corp., CME Group; Superior Energy Services, Inc.; and Keane Group. Exxon Mobil Corp. and CME Group no longer were holdings in the Fund at March 31, 2017.

Looking ahead

We forecast global oil demand in 2017 will grow annually at an average rate of about 1.2 million bpd, on top of the current total demand of 95 million bpd. The increase continues to be driven mostly by emerging markets growth. As new supplies are needed to meet these requirements in the coming years, we believe new investment by energy companies will be required.

We think OPEC’s action in November effectively set a floor for oil prices at about $50 per barrel. We think it’s unlikely that oil will fall below that floor price for any prolonged period. However, we think the move will cause existing inventories to be drawn down more quickly than they otherwise may have been. We believe oil prices will trend higher in the longer term, with production slow to recover and stable demand growth. A slight supply deficit could drive oil prices incrementally higher in coming years.

We think global economic growth will pick up in 2017 and 2018. We also think strength in the dollar will depend on a variety of factors, including the potential for the Fed to become more hawkish while other central banks are on the sidelines, and potential for major fiscal stimulus and regulatory rollbacks in the U.S.

We believe U.S. shale oil continues to offer opportunities, with much of our focus on the Permian Basin for production growth. Companies there continue to improve efficiency and productivity, and manage costs effectively.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Energy Fund.

2017	ANNUAL REPORT	35

PORTFOLIO HIGHLIGHTS	IVY ENERGY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.2%
Energy	96.6%
Information Technology	1.5%
Materials	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.8%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	21/92	23
3 Year	36/81	44
5 Year	20/67	30
10 Year	13/54	24

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	91.7%
United States	90.0%
Other North America	1.7%
Europe	5.7%
Bahamas/Caribbean	1.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
U.S. Silica Holdings, Inc.	United States	Energy	Oil & Gas Equipment & Services
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Continental Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Parsley Energy, Inc., Class A	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
Superior Energy Services, Inc.	United States	Energy	Oil & Gas Equipment & Services
Anadarko Petroleum Corp.	United States	Energy	Oil & Gas Exploration & Production

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

36	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ENERGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	16.56%	18.73%	22.92%	16.89%	24.21%	24.42%	23.48%	23.87%
5-year period ended 3-31-17	-0.22%	-0.10%	0.33%	0.06%	1.36%	—	—	1.10%
10-year period ended 3-31-17	1.95%	1.85%	1.86%	—	—	—	—	2.69%
Since inception of Class through 3-31-17(7)	—	—	—	2.10%	2.82%	-9.40%	1.74%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 3.3%
Chevron Corp.	73	$7,838
Royal Dutch Shell plc, Class A (A)	211	5,548
Suncor Energy, Inc.	171	5,244

		18,630

Oil & Gas Drilling – 4.4%
Nabors Industries Ltd.	784	10,253
Patterson-UTI Energy, Inc.	606	14,700

		24,953

Oil & Gas Equipment & Services – 33.4%
Baker Hughes, Inc.	317	18,951
Core Laboratories N.V.	108	12,493
Forum Energy Technologies, Inc. (B)	864	17,875
Halliburton Co.	517	25,425
Hi-Crush Partners L.P. (B)	321	5,575
Keane Group, Inc. (B)	362	5,176
RPC, Inc.	926	16,947
Schlumberger Ltd.	318	24,839
Superior Energy Services, Inc. (B)	1,317	18,787
U.S. Silica Holdings, Inc.	589	28,273
Weatherford International Ltd. (B)	2,135	14,199

		188,540

Oil & Gas Exploration & Production – 46.2%
Anadarko Petroleum Corp.	292	18,084
Cimarex Energy Co.	134	16,018
Concho Resources, Inc. (B)	125	16,036
Continental Resources, Inc. (B)	545	24,763
Devon Energy Corp.	310	12,948

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production (Continued)
Diamondback Energy, Inc. (B)	140	$14,468
EOG Resources, Inc.	227	22,100
Laredo Petroleum Holdings, Inc. (B)	625	9,121
Marathon Oil Corp.	692	10,930
Newfield Exploration Co. (B)	336	12,416
Oasis Petroleum LLC (B)	1,207	17,215
Parsley Energy, Inc., Class A (B)	680	22,091
Pioneer Natural Resources Co.	113	21,044
RSP Permian, Inc. (B)	425	17,602
Whiting Petroleum Corp. (B)	1,202	11,375
WPX Energy, Inc. (B)	1,097	14,685

		260,896

Oil & Gas Refining & Marketing – 2.0%
Marathon Petroleum Corp.	118	5,981
Phillips 66	68	5,351

		11,332

Oil & Gas Storage & Transportation – 7.3%
Enbridge, Inc.	114	4,780
Energy Transfer Partners L.P.	103	3,745
Enterprise Products Partners L.P.	355	9,802
MPLX L.P.	77	2,792
Phillips 66 Partners L.P.	52	2,663
Plains GP Holdings L.P., Class A	213	6,658
Tallgrass Energy GP L.P., Class A	385	11,082

		41,522

Total Energy – 96.6%		545,873

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Data Processing & Outsourced Services – 1.5%
Wright Express Corp. (B)	82	$8,513

Total Information Technology – 1.5%		8,513
Materials

Specialty Chemicals – 1.1%
Flotek Industries, Inc. (B)(C)	142	1,819
Flotek Industries, Inc. (B)	339	4,337

		6,156

Total Materials – 1.1%		6,156

TOTAL COMMON STOCKS – 99.2%		$560,542
(Cost: $465,221)

SHORT-TERM SECURITIES	Principal
Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (D)	$3,760	3,760

TOTAL SHORT-TERM SECURITIES – 0.7%		$3,760
(Cost: $3,760)

TOTAL INVESTMENT SECURITIES – 99.9%		$564,302
(Cost: $468,981)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		304

NET ASSETS – 100.0%		$564,606

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $1,819 or 0.3% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$560,542	$—	$—
Short-Term Securities	—	3,760	—
Total	$560,542	$3,760	$—

38	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2017

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

Country Diversification
(as a % of net assets)
United States	90.0%
Switzerland	2.5%
Netherlands	2.2%
Bermuda	1.8%
Canada	1.7%
United Kingdom	1.0%
Other+	0.8%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	39

MANAGEMENT DISCUSSION	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Stanley J. Kraska, Jr

George J. Noon

Matthew Sgrizzi

Lisa L. Kaufman

The Ivy Global Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC. Below, portfolio managers Stanley J. Kraska, Jr.; George J. Noon, CFA; Matthew Sgrizzi, CFA; and Lisa Kaufman discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Kraska has managed the Fund since inception and has 31 years of industry experience. Mr. Noon has managed the Fund since inception and has 29 years of industry experience. Mr. Sgrizzi became a portfolio manager on the Fund in May 2015 and has 15 years of industry experience. Ms. Kaufman became a portfolio manager on the Fund in September 2016 and has 25 years of industry experience. Keith R. Pauley, CFA, previously was a portfolio manager on the Fund and left that position in September 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy LaSalle Global Real Estate Fund (Class A shares at net asset value)	-0.45%
Ivy LaSalle Global Real Estate Fund (Class A shares including sales charges)	-6.21%

Benchmark(s) and/or Lipper Category
FTSE EPRA/NAREIT Developed Index	1.86%
(generally reflects the performance of real estate stocks in developed countries)
Lipper Global Real Estate Funds Universe Average	0.92%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Global growth expectations improve

The fiscal year ended March 31, 2017, was characterized by improvement in economic data which resulted in the firming of economic growth expectations off their lows and a corresponding rise in interest rates. This enhanced economic outlook followed a risk-averse investment period in which growth expectations and interest rates had compressed, with heightened recessionary fears stemming from China’s slowing growth outlook and the potential impact of tighter U.S. monetary policy. As growth expectations fell, there was broad-based monetary policy easing across much of the world outside the U.S. and instances of fiscal loosening to combat declining growth expectations. With these efforts, economic data improved in the third quarter of the calendar year and growth expectations firmed through the end of 2016.

Public real estate securities in general posted modestly positive gains during the period, but underperformed the broader global equity market. Real estate securities performed well at the start of the fiscal year, benefitting from declining interest rates and safe-haven flows. However, for a large portion of the second half of 2016, real estate securities were negatively impacted by a rotation from more defensive broad-market segments and toward more economically sensitive sectors in reaction to improving economic expectations and a corresponding increase in interest rates. This environment continued through the end of 2016 with the unexpected result of the U.S. presidential election and the potential impact of President Donald Trump’s pro-growth agenda. While enhanced growth expectations were accompanied by an increase in interest rates and inflation expectations, these increases leveled off into the final quarter of the fiscal year.

Results reflect a few key weightings

The Fund finished the fiscal year with a negative return that trailed the positive returns of both its benchmark index and Lipper peer group average.

The Fund’s underperformance relative to its benchmark index in the fiscal year was concentrated in the second quarter of 2016, where it was driven by negative stock selection results in the U.S. and Japan. This underperformance came in a period in which the economic outlook had deteriorated. In the U.S., investors flocked toward real estate sectors with higher dividend yields and those with perceived cash flow stability, despite elevated pricing levels in this uncertain economic environment. As a result, higher yielding, higher leverage and niche property sectors outperformed, but the Fund is underweight those groups. The Fund was overweight versus the benchmark in core sectors and blue chip companies and these lagged during the period.

40	ANNUAL REPORT	2017

The Fund’s relative underperformance also can be attributed to a tilt in Japan toward the Japanese developers and against the Japanese real estate investment trusts (J-REITs). The Japanese development companies underperformed the J-REITs during the full fiscal year period. The Fund’s overweight position to the underperforming development companies negatively impacted results. During the second quarter of 2016, the developers were negatively impacted by the persistence of the risk-averse investment environment. The developers trade much more closely with the broader equity market and were negatively impacted by the decline in inflation expectations during this period. The J-REITs benefited from the hunt for yield, particularly with the institution of the Negative Interest Rate Policy in Japan. After underperforming during the first half of the fiscal year, the Japanese development companies rallied with the improved economic outlook and increased inflation expectations. They materially outperformed the J-REITs in the fourth quarter of 2016, offsetting a large portion of their early period underperformance.

Country allocations contributed positively to relative performance during the period, but not enough to outweigh the negative stock selection impact. Allocation results were helped by overweight positions relative to the benchmark to Hong Kong and the U.K., and an underweight position to Continental Europe.

The Fund’s portfolio includes companies we believe offer attractive stock prices relative to our estimates of their intrinsic and net asset values, and is well diversified by country, currency, and property type. The Fund’s risk profile remains broadly similar to the global property company investment universe. However, the Fund’s investments are tilted towards companies with what we believe are better quality assets, management teams capable of adding shareholder value and somewhat less leverage.

Fundamentals remain healthy

The global economic growth outlook has improved during the period and leading economic indicators remain positive across most of the globe. We continue to expect a moderate level of global economic growth, but late in the period there was a modest reduction in inflation expectations and interest rates as leading economic indicators have come off their highs.

We believe real estate operating fundamentals remain broadly healthy across the globe, evidenced by the positive earnings and operating results in the most recent reporting cycle. Supply has increased, but only to levels that may moderate improvement in fundamentals. We believe most public companies remain well positioned for the current environment from both an operational and capital market access perspective. These companies generally own higher quality assets and are modestly levered, providing them with operational flexibility.

While there appears to be a level of caution in the market, we believe the broad health of real estate fundamentals should support the earnings growth of real estate investment trusts in the current economic and capital market backdrop. Global property companies are trading at a moderate discount to their net asset values on average and below levels where they have historically traded.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy LaSalle Global Real Estate Fund’s performance.

2017	ANNUAL REPORT	41

PORTFOLIO HIGHLIGHTS	IVY LASALLE GLOBAL REAL ESTATE FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.5%
Real Estate	99.5%
Cash and Other Assets (Net of Liabilities)	0.5%

Lipper Rankings

Category: Lipper Global Real Estate Funds	Rank	Percentile
1 Year	123/183	67
3 Year	97/133	73

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	55.5%
United States	53.9%
Other North America	1.6%
Pacific Basin	26.7%
Japan	12.1%
Hong Kong	8.1%
Australia	5.5%
Other Pacific Basin	1.0%
Europe	17.3%
United Kingdom	6.5%
France	3.7%
Germany	3.5%
Other Europe	3.6%
Cash and Other Assets (Net of Liabilities)	0.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Simon Property Group, Inc.	United States	Real Estate	Retail REITs
Sun Hung Kai Properties Ltd.	Hong Kong	Real Estate	Diversified Real Estate Activities
Equity Residential	United States	Real Estate	Residential REITs
Mitsui Fudosan Co. Ltd.	Japan	Real Estate	Diversified Real Estate Activities
Mitsubishi Estate Co. Ltd.	Japan	Real Estate	Diversified Real Estate Activities
Welltower, Inc.	United States	Real Estate	Health Care REITs
AvalonBay Communities, Inc.	United States	Real Estate	Residential REITs
Boston Properties, Inc.	United States	Real Estate	Office REITs
Unibail-Rodamco	France	Real Estate	Retail REITs
Vornado Realty Trust	United States	Real Estate	Office REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

42	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class Y
1-year period ended 3-31-17	-6.21%	-5.39%	-1.62%	-0.39%	-1.01%	0.03%
5-year period ended 3-31-17	—	—	—	—	—	—
10-year period ended 3-31-17	—	—	—	—	—	—
Since inception of Class through 3-31-17(5)	1.70%	1.61%	2.01%	3.13%	2.51%	3.49%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Australia

Real Estate – 5.5%
GPT Group	59	$231
Mirvac Group	202	338
Scentre Group	184	602
Westfield Corp.	100	676

		1,847

Total Australia – 5.5%		1,847
Austria

Real Estate – 0.3%
Buwog AG	4	96

Total Austria – 0.3%		96
Belgium

Real Estate – 0.3%
Warehouses De Pauw Comm. VA/SCA	1	84

Total Belgium – 0.3%		84
Canada

Real Estate – 1.6%
Allied Properties	3	81
Canadian Apartment Properties REIT	2	59
Canadian REIT	3	111
First Capital Realty, Inc.	6	97
H&R Real Estate Investment Trust	6	104
RioCan	4	85

		537

Total Canada – 1.6%		537
France

Real Estate – 3.7%
Gecina	2	280
Unibail-Rodamco	4	969

		1,249

Total France – 3.7%		1,249
Germany

Real Estate – 3.5%
Ado Properties S.A.	4	132
alstria office AG	18	218
Deutsche EuroShop AG	3	120
LEG Immobilien AG	3	270
Vonovia SE	12	436

		1,176

Total Germany – 3.5%		1,176
Hong Kong

Real Estate – 8.1%
Hongkong Land Holdings Ltd.	71	546
Sun Hung Kai Properties Ltd.	106	1,557
Swire Properties Ltd.	194	623

		2,726

Total Hong Kong – 8.1%		2,726

COMMON STOCKS (Continued)	Shares		Value
Japan

Real Estate – 12.1%
AEON Mall Co. Ltd.	12		$181
Daiwa Office Investment Corp.	—	*	179
Global One Corp.	—	*	81
Heiwa Real Estate Co. Ltd.	20		283
Ichigo Hotel Investment Corp.	—	*	92
Kenedix Office Investment Corp.	—	*	206
Mitsubishi Estate Co. Ltd.	76		1,386
Mitsui Fudosan Co. Ltd.	68		1,450
Tokyu, Inc.	—	*	227

			4,085

Total Japan – 12.1%			4,085
Netherlands

Real Estate – 0.5%
NSI N.V.	19		79
Vastned Retail N.V.	2		87

			166

Total Netherlands – 0.5%			166
Norway

Real Estate – 0.3%
Entra ASA	11		116

Total Norway – 0.3%			116
Singapore

Real Estate – 1.0%
CapitaCommercial Trust	85		94
CapitaLand Ltd.	80		208
Global Logistic Properties Ltd.	10		20

			322

Total Singapore – 1.0%			322
Spain

Real Estate – 0.8%
Axiare Patrimonio SOCIMI S.A.	6		92
Merlin Properties Socimi S.A.	14		162

			254

Total Spain – 0.8%			254
Sweden

Real Estate – 0.8%
Fabege AB	8		132
Hufvudstaden AB	2		25
Kungsleden AB	19		108

			265

Total Sweden – 0.8%			265
Switzerland

Real Estate – 0.6%
PSP Swiss Property Ltd., Registered Shares	2		199

Total Switzerland – 0.6%			199

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Real Estate – 6.5%
Assura plc	55	$40
Big Yellow Group plc	18	166
Derwent London plc	15	521
Great Portland Estates plc	24	194
Hammerson plc	20	143
Land Securities Group plc	62	820
LondonMetric Property plc	83	166
Shaftesbury plc	12	135

		2,185

Total United Kingdom – 6.5%		2,185
United States

Real Estate – 53.9%
American Campus Communities, Inc.	9	452
American Tower Corp., Class A	4	508
AvalonBay Communities, Inc.	6	1,086
Boston Properties, Inc.	8	1,020
Brixmor Property Group, Inc.	19	412
Camden Property Trust	9	741
Corporate Office Properties Trust	6	185
Crown Castle International Corp.	4	377
CubeSmart	21	548
Duke Realty Corp.	15	387
DuPont Fabros Technology, Inc.	5	225
Equinix, Inc.	1	338
Equity Residential	24	1,506
Federal Realty Investment Trust	3	404
General Growth Properties, Inc.	23	522
LaSalle Hotel Properties	15	424
Life Storage, Inc.	4	334
Paramount Group, Inc.	17	275
Park Hotels & Resorts, Inc.	10	250
ProLogis, Inc.	7	353
Public Storage, Inc.	3	719
Regency Centers Corp.	6	378
RLJ Lodging Trust	15	346
Simon Property Group, Inc.	13	2,173
SL Green Realty Corp.	5	513
Spirit Realty Capital, Inc.	31	309
Taubman Centers, Inc.	5	308
Ventas, Inc.	6	398
VEREIT, Inc.	37	313
Vornado Realty Trust	10	963
Welltower, Inc.	19	1,367

		18,134

Total United States – 53.9%		18,134

TOTAL COMMON STOCKS – 99.5%		$33,441
(Cost: $31,838)

TOTAL INVESTMENT SECURITIES – 99.5%		$33,441
(Cost: $31,838)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		184

NET ASSETS – 100.0%		$33,625

44	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$33,441	$—	$—
Total	$33,441	$—	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trusts

Market Sector Diversification
(as a % of net assets)
Real Estate	99.5%
Other+	0.5%

+	Includes cash and other assets (net of liabilities)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	45

MANAGEMENT DISCUSSION	IVY LASALLE GLOBAL RISK-MANAGED REAL ESTATE FUND

(UNAUDITED)

Stanley J. Kraska, Jr.

George J. Noon

Matthew Sgrizzi

Lisa L. Kaufman

The Ivy Global Risk-Managed Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC. Below, portfolio managers Stanley J. Kraska, Jr.; George J. Noon, CFA; Matthew Sgrizzi, CFA; and Lisa Kaufman discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Kraska has managed the Fund since inception and has 31 years of industry experience. Mr. Noon has managed the Fund since inception and has 29 years of industry experience. Mr. Sgrizzi became a portfolio manager on the Fund in May 2015 and has 15 years of industry experience. Ms. Kaufman became a portfolio manager on the Fund in September 2016 and has 25 years of industry experience. Keith R. Pauley, CFA, previously was a portfolio manager on the Fund and left that position in September 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy LaSalle Global Risk-Managed Real Estate Fund (Class A shares at net asset value)	-1.79%
Ivy LaSalle Global Risk-Managed Real Estate Fund (Class A shares including sales charges)	-7.40%

Benchmark(s) and/or Lipper Category
FTSE EPRA/NAREIT Developed Index	1.86%
(generally reflects the performance of real estate stocks in developed countries)
Lipper Global Real Estate Funds Universe Average	0.92%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Global growth expectations improve

The fiscal year ended March 31, 2017, was characterized by improvement in economic data which resulted in the firming of economic growth expectations off their lows and a corresponding rise in interest rates. This enhanced economic outlook followed a risk-averse investment period in which growth expectations and interest rates had compressed, with heightened recessionary fears stemming from China’s slowing growth outlook and the potential impact of tighter U.S. monetary policy. As growth expectations fell, there was broad-based monetary policy easing across much of the world outside the U.S. and instances of fiscal loosening to combat declining growth expectations. With these efforts, economic data improved in the third quarter of the calendar year and growth expectations firmed through the end of 2016.

Public real estate securities in general posted modestly positive gains during the period, but underperformed the broader global equity market. Real estate securities performed well at the start of the fiscal year, benefitting from declining interest rates and safe-haven flows. However, for a large portion of the second half of 2016, real estate securities were negatively impacted by a rotation from more defensive broad-market segments and toward more economically sensitive sectors in reaction to improving economic expectations and a corresponding increase in interest rates. This environment continued through the end of 2016 with the unexpected result of the U.S. presidential election and the potential impact of President Donald Trump’s pro-growth agenda. While enhanced growth expectations were accompanied by an increase in interest rates and inflation expectations, these increases leveled off into the final quarter of the fiscal year.

Results reflect lower-risk strategy

The Fund finished the fiscal year with a negative return that trailed the positive returns of both its benchmark index and Lipper peer group average.

The Fund’s underperformance relative to its benchmark index in the fiscal year was driven by negative stock selection results in the U.S., of which a large portion was due to the risk-managed strategy of the Fund. The Fund does not hold U.S. hotel and data center companies, which are screened out of its investable universe by our investment process. The lack of these sectors contributed to the Fund’s relative underperformance versus the benchmark. Data center companies are screened out because of the high specialization of their facilities and potential obsolescence risk, and hotels companies are screened out because of the riskiness of the shorter length of the sector’s leases. Data center companies have outperformed other sectors in the last year, benefitting from the continued growth in cloud computing and enterprise information

46	ANNUAL REPORT	2017

technology outsourcing. U.S. hotel companies materially outperformed at the end of 2016, driven by Trump’s election and expectations that his pro-growth agenda could stem an increase in corporate and leisure travel.

U.S. stock selection results were also negatively impacted in the uncertain investment environment in the second quarter of 2016, during which investors flocked toward real estate sectors with higher dividend yields and those with perceived cash flow stability, despite elevated pricing levels. As a result, higher yielding, higher leverage and niche property sectors outperformed, but the Fund also was underweight those groups. The Fund was overweight versus the benchmark in core sectors and blue chip companies, and these lagged during the period.

Country allocations contributed positively to performance during the fiscal year, but not enough to outweigh the negative stock selection impact. Allocation results were helped by an overweight position relative to the benchmark to Hong Kong and underweight positions to Continental Europe and Japan.

The Fund’s portfolio includes companies we believe offer favorable stock prices relative to estimates of their intrinsic and net asset values, and is well diversified by country, currency, and property type. The Fund’s portfolio is tilted towards companies with what we believe are better quality assets, management teams capable of adding shareholder value and significantly lower leverage. Although they have less risk on average, we believe the companies in the Fund are likely to produce solid earnings growth.

Fundamentals remain healthy

The global economic growth outlook has improved during the period and leading economic indicators remain positive across most of the globe. We continue to expect a moderate level of global economic growth, but late in the period there was a modest reduction in inflation expectations and interest rates as leading economic indicators have come off their highs.

We believe real estate operating fundamentals remain broadly healthy across the globe, evidenced by the positive earnings and operating results in the most recent reporting cycle. Supply has increased, but only to levels that may moderate improvement in fundamentals. We believe most public companies remain well positioned for the current environment from both an operational and capital market access perspective. These companies generally own higher quality assets and are modestly levered, providing them with operational flexibility.

While there appears to be a level of caution in the market, we believe the broad health of real estate fundamentals should support the earnings growth of real estate investment trusts in the current economic and capital market backdrop. Global property companies are trading at a moderate discount to their net asset values on average and below levels where they have historically traded.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

There is no guarantee that the Ivy LaSalle Global Risk-Managed Real Estate Fund will not decline in value in comparison with funds that do not use a risk-managed approach.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy LaSalle Global Risk-Managed Real Estate Fund’s performance.

2017	ANNUAL REPORT	47

PORTFOLIO HIGHLIGHTS	IVY LASALLE GLOBAL RISK-MANAGED REAL ESTATE FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.2%
Real Estate	99.2%
Cash and Other Assets (Net of Liabilities)	0.8%

Lipper Rankings

Category: Lipper Global Real Estate Funds	Rank	Percentile
1 Year	155/183	85
3 Year	17/133	13

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	56.5%
United States	54.9%
Other North America	1.6%
Pacific Basin	25.7%
Japan	9.2%
Hong Kong	8.4%
Australia	6.9%
Other Pacific Basin	1.2%
Europe	17.0%
United Kingdom	6.3%
France	4.2%
Other Europe	6.5%
Cash and Other Assets (Net of Liabilities)	0.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Simon Property Group, Inc.	United States	Real Estate	Retail REITs
Equity Residential	United States	Real Estate	Residential REITs
Welltower, Inc.	United States	Real Estate	Health Care REITs
Boston Properties, Inc.	United States	Real Estate	Office REITs
Swire Properties Ltd.	Hong Kong	Real Estate	Real Estate Operating Companies
Hongkong Land Holdings Ltd.	Hong Kong	Real Estate	Real Estate Operating Companies
Public Storage, Inc.	United States	Real Estate	Specialized REITs
AvalonBay Communities, Inc.	United States	Real Estate	Residential REITs
Vornado Realty Trust	United States	Real Estate	Office REITs
Unibail-Rodamco	France	Real Estate	Retail REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

48	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LASALLE GLOBAL RISK-MANAGED REAL ESTATE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class Y
1-year period ended 3-31-17	-7.40%	-6.25%	-2.52%	-1.44%	-2.11%	-1.77%
5-year period ended 3-31-17	—	—	—	—	—	—
10-year period ended 3-31-17	—	—	—	—	—	—
Since inception of Class through 3-31-17(5)	3.02%	3.22%	3.66%	4.66%	4.02%	4.59%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL RISK-MANAGED REAL ESTATE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares		Value
Australia

Real Estate – 6.9%
GPT Group	541		$2,130
Scentre Group	949		3,110
Westfield Corp.	398		2,702

			7,942

Total Australia – 6.9%			7,942
Canada

Real Estate – 1.6%
Allied Properties	11		288
Canadian Apartment Properties REIT	7		167
Canadian REIT	15		562
RioCan	25		495
SmartREIT	11		280

			1,792

Total Canada – 1.6%			1,792
France

Real Estate – 4.2%
Gecina	10		1,370
Unibail-Rodamco	15		3,394

			4,764

Total France – 4.2%			4,764
Germany

Real Estate – 3.4%
Ado Properties S.A.	13		455
alstria office AG	50		615
Deutsche EuroShop AG	16		650
Deutsche Wohnen AG	10		333
LEG Immobilien AG	23		1,859

			3,912

Total Germany – 3.4%			3,912
Hong Kong

Real Estate – 8.4%
Hongkong Land Holdings Ltd.	525		4,034
Link (The)	215		1,503
Swire Properties Ltd.	1,284		4,112

			9,649

Total Hong Kong – 8.4%			9,649
Japan

Real Estate – 9.2%
Aeon REIT Investment Corp.	—	*	205
Comforia Residential, Inc.	—	*	48
Daiwa Office Investment Corp.	—	*	1,457
Hulic, Inc.	1		1,098
Japan Retail Fund Investment Corp.	—	*	665
Kenedix Office Investment Corp.	—	*	2,286
Nippon Building Fund, Inc.	—	*	990

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
ORIX JREIT, Inc.	2		$2,616
Sekisui House Ltd.	—	*	275
Tokyu, Inc.	1		870

			10,510

Total Japan – 9.2%			10,510
Netherlands

Real Estate – 0.8%
NSI N.V.	42		172
Vastned Retail N.V.	19		736

			908

Total Netherlands – 0.8%			908
Singapore

Real Estate – 1.2%
CapitaCommercial Trust	450		498
CapitaMall Trust	335		472
Mapletree Commercial Trust	359		393

			1,363

Total Singapore – 1.2%			1,363
Spain

Real Estate – 0.7%
Axiare Patrimonio SOCIMI S.A.	55		815

Total Spain – 0.7%			815
Sweden

Real Estate – 0.9%
Hufvudstaden AB	72		1,060

Total Sweden – 0.9%			1,060
Switzerland

Real Estate – 0.7%
PSP Swiss Property Ltd., Registered Shares	9		783

Total Switzerland – 0.7%			783
United Kingdom

Real Estate – 6.3%
Assura plc	155		113
Big Yellow Group plc	62		572
Derwent London plc	50		1,748
Hammerson plc	63		453
Land Securities Group plc	215		2,849
LondonMetric Property plc	369		740
Shaftesbury plc	61		701

			7,176

Total United Kingdom – 6.3%			7,176

COMMON STOCKS (Continued)	Shares	Value
United States

Real Estate – 54.9%
American Campus Communities, Inc.	38	$1,812
AvalonBay Communities, Inc.	21	3,871
Boston Properties, Inc.	35	4,578
Brixmor Property Group, Inc.	75	1,603
Camden Property Trust	32	2,580
Corporate Office Properties Trust	32	1,057
Cousins Properties, Inc.	26	217
CubeSmart	74	1,929
Duke Realty Corp.	50	1,323
Equity Residential	93	5,776
Federal Realty Investment Trust	17	2,290
General Growth Properties, Inc.	88	2,032
Hudson Pacific Properties, Inc.	28	957
Life Storage, Inc.	15	1,206
National Retail Properties, Inc.	23	988
Paramount Group, Inc.	96	1,560
ProLogis, Inc.	33	1,730
Public Storage, Inc.	18	4,023
Regency Centers Corp.	29	1,894
Simon Property Group, Inc.	48	8,209
Spirit Realty Capital, Inc.	96	968
Taubman Centers, Inc.	25	1,642
Ventas, Inc.	36	2,336
Vornado Realty Trust	34	3,398
Welltower, Inc.	68	4,826

		62,805

Total United States – 54.9%		62,805

TOTAL COMMON STOCKS – 99.2%		$113,479
(Cost: $108,350)

TOTAL INVESTMENT SECURITIES – 99.2%		$113,479
(Cost: $108,350)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		898

NET ASSETS – 100.0%		$114,377

50	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL RISK-MANAGED REAL ESTATE FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$113,479	$—	$—
Total	$113,479	$—	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trusts

Market Sector Diversification
(as a % of net assets)
Real Estate	99.2%
Other+	0.8%

+	Includes cash and other assets (net of liabilities)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	51

MANAGEMENT DISCUSSION	IVY NATURAL RESOURCES FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Natural Resources Fund (formerly Ivy Global Natural Resources Fund), discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Ginther has managed the Fund since July 2013. He has 22 years of industry experience. Mr. Wolverton was named a portfolio manager on the Fund in October 2016 and has 12 years of industry experience.

Fiscal Year performance

For the 12 Months Ended March 31, 2017
Ivy Natural Resources Fund (Class A shares at net asset value)	18.19%
Ivy Natural Resources Fund (Class A shares including sales charges)	11.43%

Benchmark(s)/Lipper Category
MSCI AC World IMI 55% Energy + 45% Materials Index	20.74%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets.)
MSCI AC World IMI Energy Index	16.05%
(generally reflects the performance of the energy stocks in developed and emerging markets.)
MSCI AC World IMI Materials Index	26.32%
(generally reflects the performance of the materials stocks in developed and emerging markets.)
Lipper Global Natural Resources Funds Universe Average	16.76%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Fundamentals support oil prices

U.S. and global equity markets closed the fiscal year in positive territory and the energy sector posted gains overall. Crude oil prices continued to gain and find steadier levels during the year. The price reached about $52 per barrel at the end of calendar year 2016, based on the spot price of West Texas Intermediate crude oil, and then traded around that level in the final quarter of the fiscal year.

The Organization of Petroleum Exporting Countries (OPEC) in November 2016 agreed to reduce crude oil production quotas by 1.2 million barrels per day (bpd) — the first cut in eight years. OPEC set the new target at 32.5 million bpd, which translates to what wethink is a meaningful reduction in supply. The move prompted an energy rally and gains in most commodity-related currencies. OPEC had announced in September that it would reduce its output to a range of 32.5-33.5 million bpd but delayed a final agreement until its November meeting. Markets and prices were somewhat volatile in the interim because of uncertainty about OPEC’s ultimate decision.

The U.S. Federal Reserve (Fed) in December 2016 and again in March 2017 announced 0.25-percentage-point hikes in the fed funds interest rate, moving it to 1%. The Fed subsequently indicated that economic improvements could mean a faster pace of rate hikes in 2017 than had previously been expected, and markets at the end of the fiscal year were anticipating two more interest rate hikes this year.

The U.S. presidential election was a key factor for the markets during the fiscal year, both in the uncertainty it created prior to election day and in the ultimate result. President Donald Trump’s victory surprised global markets and carried the Republican Party to control of both houses of the U.S. Congress. Trump’s stated plans on fiscal stimulus, tax reforms and reduced financial regulation prompted global interest rates and global markets to rise. The potential impact of Trump’s pro-growth agenda also drove a move into more economically sensitive equity sectors and market segments through year-end.

It later became clear that the new administration and Congress may not be able to act as quickly as hoped. The decision to focus on the Affordable Care Act (ACA) repeal/replace rather than corporate and individual tax reform, for example, unsettled some markets, especially when the Congress was unable to agree on new health care legislation. Many in the market began to anticipate any fiscal stimulus would be pushed to early 2018.

Focus on energy

The Fund had a strong positive return in the fiscal year. It trailed the positive return of its blended benchmark index but exceeded the positive return of its Lipper peer group average.

52	ANNUAL REPORT	2017

The Fund is primarily allocated to the energy sector, which made up about 76% of equity assets at fiscal year end, followed by materials at about 19% and industrials at just over 5%.

The performance relative to the benchmark reflects the Fund’s overweight allocation to the energy sector and underweight allocation to the materials sector.

The five greatest relative contributors to the Fund’s performance in the year were Halliburton Co.; Continental Resources, Inc.; Newfield Exploration; EOG Resources, Inc; and a significant underweight to Exxon Mobil Corp. (a stock which underperformed the benchmark’s average return significantly). The five greatest relative detractors to the Fund’s performance in the year were LyondellBasell Industries N.V., Weatherford International, SPDR Gold Trust, Randgold Resources Ltd. and Schlumberger Ltd. As of March 31, 2017, Exxon Mobil Corp., Newfield Exploration, LyondellBasell Industries N.V., Weatherford International and SPDR Gold Trust no longer were holdings in the Fund.

The oil industry remains a major focus for the Fund. The Fund has a heavier allocation to “upstream” energy companies — those that focus on exploration and production — when compared to the benchmark, as well as a focus on those in equipment and services, and the transportation industries. The increase in shale oil production from key basins in North America also remains an important focus for energy holdings, particularly production from the Permian Basin, a region that we believe has better potential for production cost reductions and output growth than other shale regions.

Looking ahead

We forecast global oil demand in 2017 will grow annually at an average rate of about 1.2 million bpd, on top of the current total demand of 95 million bpd. The increase continues to be driven mostly by emerging markets growth. As new supplies are needed to meet these requirements in the coming years, we believe new investment by energy companies will be required.

We think OPEC’s action in November effectively set a floor for oil prices at about $50 per barrel. We think it’s unlikely that oil will fall below that floor price for any prolonged period. However, we think the move will cause existing inventories to be drawn down more quickly than they otherwise may have been. We believe oil prices will trend higher in the longer term, with production slow to recover and stable demand growth. A slight supply deficit could drive oil prices incrementally higher in coming years.

We think global economic growth will pick up in 2017 and 2018. We also think strength in the dollar will depend on a variety of factors, including the potential for the Fed to become more hawkish while other central banks are on the sidelines, and potential for major fiscal stimulus and regulatory rollbacks in the U.S.

We believe U.S. shale oil continues to offer opportunities, with much of our focus on the Permian Basin for production growth. Companies there continue to improve efficiency and productivity, and manage costs effectively.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Natural Resources Fund.

2017	ANNUAL REPORT	53

PORTFOLIO HIGHLIGHTS	IVY NATURAL RESOURCES FUND(a)

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.1%
Energy	75.0%
Materials	18.7%
Industrials	5.4%
Utilities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Lipper Rankings

Category: Lipper Global Natural Resources Funds	Rank	Percentile
1 Year	56/133	42
3 Year	64/129	50
5 Year	58/117	50
10 Year	39/51	75

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Diversification
(as a % of net assets)
United States	79.2%
United Kingdom	9.8%
Canada	8.0%
Netherlands	2.1%
Other Countries	0.0%
Other+	0.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

Top 10 Equity Holdings

Company	Country	Sector	Industry
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
BHP Billiton plc	United Kingdom	Materials	Diversified Metals & Mining
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
Magellan Midstream Partners L.P.	United States	Energy	Oil & Gas Storage & Transportation
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Enterprise Products Partners L.P.	United States	Energy	Oil & Gas Storage & Transportation
Flowserve Corp.	United States	Industrials	Industrial Machinery
Plains All American Pipeline L.P.	United States	Energy	Oil & Gas Storage & Transportation

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 3, 2017, the name of Ivy Global Natural Resources Fund has changed to Ivy Natural Resources Fund.

54	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY NATURAL RESOURCES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)	Blended index is represented by 55% MSCI AC World IMI Energy Index and 45% MSCI AC World IMI Materials Index.

Average Annual Total Return(3)	Class A(4)	Class B(5)	Class C	Class E	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	11.43%	12.93%	17.44%	11.95%	18.88%	19.01%	18.11%	18.63%
5-year period ended 3-31-17	-4.67%	-4.61%	-4.14%	-4.34%	-3.05%	—	-3.63%	-3.28%
10-year period ended 3-31-17	-3.64%	-3.71%	-3.71%	—	—	—	-3.20%	-2.84%
Since inception of Class through 3-31-17(7)	—	—	—	-3.61%	-2.71%	-10.45%	—	—

(3)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(4)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(5)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Canada

Energy – 4.2%
Seven Generations Energy Ltd., Class A (A)	829	$15,150
Suncor Energy, Inc.	460	14,123

		29,273

Materials – 3.8%
Potash Corp. of Saskatchewan, Inc.	1,021	17,440
West Fraser Timber Co. Ltd.	222	9,277

		26,717

Total Canada – 8.0%		55,990
China

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (A)(B)	30,000	—

Total China – 0.0%		—
Netherlands

Energy – 2.1%
Core Laboratories N.V.	123	14,186

Total Netherlands – 2.1%		14,186
United Kingdom

Materials – 9.8%
BHP Billiton plc	1,659	25,653
Randgold Resources Ltd. ADR	215	18,788
Rio Tinto plc	596	23,984

		68,425

Total United Kingdom – 9.8%		68,425

COMMON STOCKS (Continued)	Shares	Value
United States

Energy – 68.7%
Cabot Oil & Gas Corp.	766	$18,304
Chevron Corp.	163	17,539
Cimarex Energy Co.	136	16,298
Concho Resources, Inc. (A)	149	19,135
Continental Resources, Inc. (A)	323	14,675
Diamondback Energy, Inc. (A)	165	17,154
Enterprise Products Partners L.P.	753	20,782
EOG Resources, Inc.	262	25,509
EQT Midstream Partners L.P.	108	8,321
Halliburton Co. (C)	938	46,174
Helmerich & Payne, Inc.	190	12,672
Keane Group, Inc. (A)	438	6,260
Magellan Midstream Partners L.P.	303	23,288
Marathon Petroleum Corp.	348	17,565
MPLX L.P.	421	15,177
Noble Energy, Inc.	357	12,247
Parsley Energy, Inc., Class A (A)	573	18,617
Patterson-UTI Energy, Inc.	740	17,971
Phillips 66	238	18,819
Pioneer Natural Resources Co.	125	23,195
Plains All American Pipeline L.P.	620	19,605
Rice Energy, Inc. (A)	362	8,571
RPC, Inc.	1,055	19,320
RSP Permian, Inc. (A)	358	14,817
Schlumberger Ltd.	420	32,780
U.S. Silica Holdings, Inc.	153	7,345
WPX Energy, Inc. (A)	546	7,314

		479,454

Industrials – 5.4%
Flowserve Corp.	421	20,363
Union Pacific Corp.	164	17,387

		37,750

Materials – 5.1%
Air Products and Chemicals, Inc.	120	16,194

COMMON STOCKS (Continued)	Shares	Value
Materials (Continued)
Dow Chemical Co. (The)	302	$19,170

		35,364

Total United States – 79.2%		552,568

TOTAL COMMON STOCKS – 99.1%		$691,169
(Cost: $640,811)

PREFERRED STOCKS
United States

Utilities – 0.0%
Konarka Technologies, Inc., 8.000%, Convertible (A)(D)	3,500	—

Total United States – 0.0%		—

TOTAL PREFERRED STOCKS – 0.0%		$—
(Cost: $10,850)

SHORT-TERM SECURITIES	Principal
Commercial Paper (E) – 0.4%
Kroger Co. (The)
1.150%, 4–3–17	$3,062	3,062

Master Note – 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.190%, 4–5–17 (F)	4,255	4,255

TOTAL SHORT-TERM SECURITIES – 1.0%		$7,317
(Cost: $7,317)

TOTAL INVESTMENT SECURITIES – 100.1%		$698,486
(Cost: $658,978)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(1,006)

NET ASSETS – 100.0%		$697,480

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities whose value was determined using significant unobservable inputs.

(C)	All or a portion of securities with an aggregate value of $463 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	Restricted security. At March 31, 2017, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Konarka Technologies, Inc., 8.000%, Convertible	8–31–07	3,500	$10,850	$—

The total value of this security represented 0.0% of net assets at March 31, 2017.

56	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2017

(E)	Rate shown is the yield to maturity at March 31, 2017.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	40,306	U.S. Dollar	49,904	4–21–17	UBS AG	$—	$616
Canadian Dollar	50,662	U.S. Dollar	38,006	4–21–17	UBS AG	—	99

						$—	$715

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$691,169	$—	$—
Preferred Stocks	—	—	—
Short-Term Securities	—	7,317	—
Total	$691,169	$7,317	$—

Liabilities
Forward Foreign Currency Contracts	$—	$715	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

LIBOR = London Interbank Offered Rate

Asset Allocation

Stocks	99.1%
Energy	75.0%
Materials	18.7%
Industrials	5.4%
Utilities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	57

MANAGEMENT DISCUSSION	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Zachary H. Shafran

Bradley J. Warden

Below, Zachary Shafran and Bradley Warden, portfolio managers of Ivy Science and Technology Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Shafran has managed the Fund since 2001 and has 28 years of industry experience. Mr. Warden was named portfolio manager in October 2016 and was previously an assistant portfolio manager on the Fund since 2014. He has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Science and Technology Fund (Class A shares at net asset value)	22.22%
Ivy Science and Technology Fund (Class A shares including sales load)	15.19%

Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	26.73%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	27.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Increasing optimism with continued volatility

Equity and fixed-income markets were volatile in the fiscal year ended March 31, 2017. The global recovery experienced setbacks throughout the year, though we believe the gradual recovery should continue. Global growth was relatively weak and more uneven than forecasts, with the U.S. emerging as the main driver for growth. After many false starts, in the fourth quarter of 2015 the U.S. Federal Reserve (Fed) raised rates for the first time since June 2006. The Fed initiated two additional increases over the fiscal year — in December 2016 and then again in March 2017. The Fed has indicated up to two more rate increases could occur as we move through 2017. Inflation generally remained in check through the fiscal year, but early signs of increasing inflation expectations began in the final months of 2016. On the international front, economic growth remained sluggish despite a continued policy of central bank easing.

In rather shocking display, during the fiscal year, the U.K. voted to leave the European Union (EU) by a 52% to 48% margin. The global market place had been fairly nervous about a “Brexit,” though the ultimate impact on the markets has been fairly muted. While the stock markets saw short-term volatility, the situation now has more clarity despite the fact that uncertainty about U.K. economic growth remains.

The election of Donald Trump as the next U.S. President in November 2016 sent initial shockwaves through global markets. But, initial shock and concern quickly turned to optimism as hope that pragmatic government fiscal policy, including tax reform and large-scale capital spending, might lead to broad economic growth. Concern about trade policy and protectionism remains high, as Trump utilizes Twitter as his preferred method of communication, often injecting uncertainty into markets on a daily basis. Additionally, Trump’s tweets concerning government drug pricing negotiations have added volatility to the healthcare sector. Beyond the healthcare tweets, the administration’s inability to successfully repeal and replace the Affordable Care Act in the first quarter of 2017 adds to healthcare policy uncertainty. We believe this policy-related volatility will likely continue until the new administration’s policy is more clearly defined.

On the year, information technology stocks performed well, with the Fund’s benchmark index advancing 26.73%. The semiconductor subsector provided the most significant portion of outperformance, with the semiconductor index advancing almost 50% during the fiscal year. We believe consolidation, operating leverage, balance sheet strength, increases in dividend payments and strong management were key in providing stability and growth to this subsector. On the healthcare front, stocks across the sector performed relatively poorly, primarily due to concern on pricing pressure and policy uncertainty as a result of political rhetoric. While we believe this rhetoric should continue to subside after the initial repeal and replace bill failed, it remains a risk for the sector.

Healthcare tells the story of the year

The Fund underperformed its benchmark and its peer group average during the fiscal year. Underperformance was primarily driven by the Fund’s exposure to healthcare, with the sector contributing approximately -4.75% to the Fund’s underperformance relative to the benchmark. Healthcare is not represented in the benchmark, so the Fund’s allocation to the sector is an important distinction when comparing performance metrics. In terms of specific holdings, the top detractors to performance included Teva Pharmaceutical Industries Ltd. ADR and Tenet Healthcare Corp. Company specific

58	ANNUAL REPORT	2017

issues impacted these stocks, but underlying political rhetoric and sector pressure contributed to the significant negative performance. Additionally, the information technology services names in the portfolio, specifically WNS (Holdings) Ltd. ADR and Virtusa (the Fund no longer holds Virtusa), were negatively impacted by concerns around the Trump administrations immigration policy and detracted to performance. On the other hand, semiconductor holdings, including Micron Technology, Inc., Microsemi Corp., Cypress Semiconductor Corp. and Semtech Corp., outperformed the benchmark by a significant margin. Additional names in the Fund that posted strong relative performance included Aspen Technology, Inc. and Universal Display Corp. The Fund utilized derivatives over the reporting period, but the usage of derivatives had no material impact to the Fund’s performance.

Fund positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively inexpensive and are well-positioned going forward. We strongly believe that confidence is being restored in the economy with the potential for major tax reform and capital expenditures in the U.S. and markets around the world. Company management teams are showing signs of optimism about economic growth, which should drive a positive reinforcing market environment, where companies begin to see renewed topline growth. The Fund had approximately 76% of its equity exposure in the information technology sector as of March 31, 2017.

The Fund’s relative exposure to healthcare names over the year decreased as a result of underperformance, and as of the fiscal year end, about 15% of the Fund’s equity holdings were in the healthcare sector. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our view, biotechnology, healthcare information technology systems and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas. Even with the rhetoric around drug pricing, we believe biotechnology and pharmaceutical companies that bring economic value to the market (fewer hospitalizations, better patient productivity, etc.) will see significant returns and appreciating stock prices. We have opportunistically increased the Fund’s exposure to these names as the stocks pulled back.

The Fund’s “applied science and technology” holdings span several industries and sectors and make up the remainder of the Fund’s equity composition, totaling approximately 9%. The Fund’s cash position as of March 31, 2017 was approximately 2.3%. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves, or to use as a defensive measure to protect the Fund in adverse market conditions.

Seeking opportunities in an improving market

Global economic growth has been fragile and buoyed by extremely aggressive global monetary policy, but we feel signs are percolating of underlying organic growth due to improving confidence. The Fed has recognized some of this early improvement and has moved in the direction of gradual tighter monetary policy. We think this improvement in economic growth will lead to tighter (normal) monetary policy as growth becomes more self-sustaining across the globe.

For the upcoming fiscal year, we believe the prospect for growth is to the upside. That said, we will continue to be prudent in balancing growth with valuations, as we believe there are many potential investment opportunities — especially in biotechnology, data and health care — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures. We believe there will be improvement in capital spending trends, and we are looking for a continuation of an active mergers-and-acquisition environment. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe, will continue to provide investment opportunities for the Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may use a range of derivative instruments, typically options, both written and purchased, on individual equity securities owned by the Fund and on U.S. and/or foreign equity indexes, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Fund also may use derivative instruments to gain exposure to securities, sectors, markets or geographical areas.

Because the Fund invests more than 25% of its total assets in the science and technology industry and has significant concentrations within certain issuers, the Fund’s performance may be more susceptible to a single

2017	ANNUAL REPORT	59

economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Science and Technology Fund.

60	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY SCIENCE AND TECHNOLOGY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Information Technology	74.1%
Health Care	15.0%
Consumer Discretionary	3.2%
Telecommunication Services	2.0%
Real Estate	1.5%
Utilities	1.1%
Materials	0.3%
Consumer Staples	0.0%
Warrants	0.0%
Purchased Options	0.1%
Bonds	0.6%
Corporate Debt Securities	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.1%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	135/163	83
3 Year	140/148	94
5 Year	91/140	65
10 Year	39/119	33

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	84.3%
United States	84.3%
Pacific Basin	6.7%
India	3.9%
Other Pacific Basin	2.8%
Europe	4.1%
Bahamas/Caribbean	1.5%
Other	1.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	2.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Alliance Data Systems Corp.	United States	Information Technology	Data Processing & Outsourced Services
Microsoft Corp.	United States	Information Technology	Systems Software
Microsemi Corp.	United States	Information Technology	Semiconductors
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
ACI Worldwide, Inc.	United States	Information Technology	Application Software
Euronet Worldwide, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	United States	Information Technology	Application Software

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	15.19%	17.26%	21.35%	15.12%	22.56%	22.74%	21.85%	22.26%
5-year period ended 3-31-17	11.47%	11.81%	12.01%	11.36%	13.13%	—	12.46%	12.86%
10-year period ended 3-31-17	10.07%	9.93%	9.91%	—	—	—	10.45%	10.82%
Since inception of Class through 3-31-17(6)	—	—	—	9.86%	11.22%	4.80%	—	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automobile Manufacturers – 0.5%
Tesla Motors, Inc. (A)	71	$19,843

Consumer Electronics – 1.7%
Garmin Ltd.	1,339	68,435

Internet & Direct Marketing Retail – 1.0%
Netflix, Inc. (A)	268	39,672

Total Consumer Discretionary – 3.2%		127,950
Consumer Staples

Agricultural Products – 0.0%
Arcadia Biosciences, Inc. (A)(B)	2,456	1,674

Total Consumer Staples – 0.0%		1,674
Health Care

Biotechnology – 8.1%
Evogene Ltd. (A)(B)	1,465	7,830
Ionis Pharmaceuticals, Inc. (A)	2,579	103,660
Kite Pharma, Inc. (A)	478	37,542
Vertex Pharmaceuticals, Inc. (A)	1,580	172,751

		321,783

Health Care Equipment – 0.2%
Avinger, Inc. (A)(B)	3,125	5,938

Health Care Facilities – 1.1%
Tenet Healthcare Corp. (A)	2,323	41,146

Health Care Technology – 3.4%
Cerner Corp. (A)	2,306	135,720

Managed Health Care – 1.2%
Cigna Corp.	325	47,638

Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries Ltd. ADR	1,221	39,185

Total Health Care – 15.0%		591,410
Information Technology

Application Software – 10.5%
ACI Worldwide, Inc. (A)(B)	7,802	166,894
Aspen Technology, Inc. (A)	2,507	147,731
Globant S.A. (A)	459	16,713
Silver Spring Networks, Inc. (A)(B)	4,105	46,341
Snap, Inc., Class A (A)	1,734	39,071

		416,750

Data Processing & Outsourced Services – 13.2%
Alliance Data Systems Corp.	819	204,005
Euronet Worldwide, Inc. (A)	1,895	162,071
WNS (Holdings) Ltd. ADR (A)(B)	5,463	156,309

		522,385

COMMON STOCKS (Continued)	Shares	Value
Electronic Components – 2.9%
Universal Display Corp.	1,306	$112,468

Internet Software & Services – 12.5%
Alibaba Group Holding Ltd. ADR (A)	1,020	109,955
Alphabet, Inc., Class A (A)	101	85,882
Alphabet, Inc., Class C (A)	131	108,376
Facebook, Inc., Class A (A)	1,118	158,775
Pandora Media, Inc. (A)	2,719	32,110

		495,098

IT Consulting & Other Services – 3.3%
Acxiom Corp. (A)	2,976	84,713
CSRA, Inc.	1,596	46,740

		131,453

Semiconductor Equipment – 1.9%
ASML Holding N.V., NY Registry Shares	387	51,394
Photronics, Inc. (A)	2,323	24,857

		76,251

Semiconductors – 22.9%
Cypress Semiconductor Corp.	7,422	102,121
Dialog Semiconductor plc (A)(C)	982	50,153
Intel Corp.	1,598	57,622
Marvell Technology Group Ltd.	3,901	59,522
Microchip Technology, Inc.	542	39,974
Micron Technology, Inc. (A)	9,378	271,024
Microsemi Corp. (A)	3,746	193,050
Rambus, Inc. (A)	5,497	72,232
Semtech Corp. (A)	1,748	59,097

		904,795

Systems Software – 5.1%
Microsoft Corp.	3,029	199,516

Technology Hardware, Storage & Peripherals – 1.8%
Hewlett-Packard Co.	3,909	69,891

Total Information Technology – 74.1%		2,928,607
Materials

Commodity Chemicals – 0.2%
BioAmber, Inc. (A)(B)	3,813	8,847

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc. (A)(B)	2,608	5,085

Total Materials – 0.3%		13,932
Real Estate

Specialized REITs – 1.5%
QTS Realty Trust, Inc., Class A	1,219	59,446

Total Real Estate – 1.5%		59,446

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Alternative Carriers – 2.0%
Zayo Group Holdings, Inc. (A)	2,364	$77,763

Total Telecommunication Services – 2.0%		77,763
Utilities

Renewable Electricity – 1.1%
Atlantica Yield plc	2,090	43,809

Total Utilities – 1.1%		43,809

TOTAL COMMON STOCKS – 97.2%		$3,844,591
(Cost: $2,294,273)

WARRANTS
Commodity Chemicals – 0.0%
BioAmber, Inc., expires 5–9–17 (B)(D)	1,276	55

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 8–20–23 (B)(D)(E)	2,390	95

TOTAL WARRANTS – 0.0%		$150
(Cost: $448)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Netflix, Inc.,
Call $160.00, Expires 6–16–17, OTC (Ctrpty: Citibank N.A.)	5,000	2,063

TOTAL PURCHASED OPTIONS – 0.1%		$2,063
(Cost: $1,500)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.6%
Marrone Bio Innovations, Inc.,
8.000%, 8–20–20 (B)(E)	$23,900	24,003

Total Materials – 0.6%		24,003

TOTAL CORPORATE DEBT SECURITIES – 0.6%		$24,003
(Cost: $23,900)

2017	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (F) – 2.0%
Campbell Soup Co.,
1.091%, 4–6–17	$13,000	$12,998
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.):
0.800%, 4–10–17	5,000	4,999
0.810%, 4–17–17	10,000	9,996
CVS Health Corp.,
1.130%, 4–10–17	4,000	3,999
General Mills, Inc.,
1.140%, 4–3–17	10,000	9,999
Medtronic Global Holdings SCA,
1.110%, 4–17–17	5,000	4,997
Mondelez International, Inc.,
0.971%, 4–5–17	4,000	3,999
NBCUniversal Enterprise, Inc.,
1.170%, 4–17–17	4,155	4,153

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (F) (Continued)
Northern Illinois Gas Co.,
0.990%, 4–10–17	$10,000	$9,997
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.940%, 4–28–17	5,000	4,996
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
0.940%, 4–28–17	10,000	9,993

		80,126

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (G)	2,944	2,944

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.0%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
0.870%, 4–7–17 (G)	$1,000	$1,000

TOTAL SHORT-TERM SECURITIES – 2.1%		$84,070
(Cost: $84,070)

TOTAL INVESTMENT SECURITIES – 100.0%		$3,954,877
(Cost: $2,404,191)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(1,255)

NET ASSETS – 100.0%		$3,953,622

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Listed on an exchange outside the United States.

(D)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)	Restricted securities. At March 31, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Marrone Bio Innovations, Inc., 8.000%, 08–20–20	8–20–15	$23,900	$23,900	$24,003

		Shares
Marrone Bio Innovations, Inc., expires 8–20–23	8–20–15	2,390	$—	$95

			$23,900	$24,098

The	total value of these securities represented 0.6% of net assets at March 31, 2017.

(F)	Rate shown is the yield to maturity at March 31, 2017.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

64	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$127,950	$—	$—
Consumer Staples	1,674	—	—
Health Care	583,580	7,830	—
Information Technology	2,928,607	—	—
Materials	13,932	—	—
Real Estate	59,446	—	—
Telecommunication Services	77,763	—	—
Utilities	43,809	—	—
Total Common Stocks	$3,836,761	$7,830	$—
Warrants	55	95	—
Purchased Options	—	2,063	—
Corporate Debt Securities	—	24,003	—
Short-Term Securities	—	84,070	—
Total	$3,836,816	$118,061	$—

During the year ended March 31, 2017, securities totaling $12,056 were transferred from Level 1 to Level 2 due to the lack of observable market data due to decreased market activity or information for these securities. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

TB = Treasury Bill

Country Diversification
(as a % of net assets)
United States	84.3%
India	3.9%
China	2.8%
Bermuda	1.5%
Netherlands	1.3%
Germany	1.3%
Israel	1.2%
Spain	1.1%
Other Countries	0.4%
Other+	2.2%

+	Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	65

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Advantus Real Estate Securities Fund(1)	Ivy Asset Strategy Fund(2)	Ivy Balanced Fund	Ivy Energy Fund	Ivy LaSalle Global Real Estate Fund	Ivy LaSalle Global Risk- Managed Real Estate Fund	Ivy Natural Resources Fund(3)
ASSETS
Investments in unaffiliated securities at value+	$623,935	$4,068,749	$2,221,221	$564,302	$33,441	$113,479	$698,486
Investments in affiliated securities at value+	—	73,011	—	—	—	—	—
Bullion at value+	—	201,100	—	—	—	—	—
Investments at Value	623,935	4,342,860	2,221,221	564,302	33,441	113,479	698,486
Cash	2	1,182	91	1	—	—	1
Cash denominated in foreign currencies at value+	—	308	—	—	132	217	—
Investment securities sold receivable	5,195	47,420	27,142	—	283	704	3,152
Dividends and interest receivable	1,665	15,079	8,035	250	132	407	1,684
Capital shares sold receivable	529	976	3,275	1,817	36	2,008	592
Receivable from affiliates	5	57	—	—	43	63	22
Unrealized appreciation on swap agreements	—	5,650	—	—	—	—	—
Prepaid and other assets	52	79	79	69	44	50	47
Total Assets	631,383	4,413,611	2,259,843	566,439	34,111	116,928	703,984

LIABILITIES
Investment securities purchased payable	5,476	3,540	9,795	—	206	2,101	41
Capital shares redeemed payable	1,112	25,996	10,817	1,637	88	328	4,787
Independent Trustees and Chief Compliance Officer fees payable	78	1,185	68	11	1	1	543
Overdraft due to custodian	—	—	—	—	176	87	—
Distribution and service fees payable	3	60	27	4	— *	— *	6
Shareholder servicing payable	153	1,983	486	142	8	22	344
Investment management fee payable	14	74	41	13	1	3	18
Accounting services fee payable	14	23	23	12	2	4	20
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—	715
Other liabilities	26	233	45	14	4	5	30
Total Liabilities	6,876	33,094	21,302	1,833	486	2,551	6,504
Total Net Assets	$624,507	$4,380,517	$2,238,541	$564,606	$33,625	$114,377	$697,480

NET ASSETS
Capital paid in (shares authorized – unlimited)	$453,514	$4,694,795	$1,974,990	$579,428	$32,994	$113,775	$2,820,418
Undistributed (distributions in excess of) net investment income	147	(1,982)	11,136	442	(195)	(1,145)	1,503
Accumulated net realized gain (loss)	17,244	(147,923)	26,578	(110,585)	(777)	(3,382)	(2,163,233)
Net unrealized appreciation (depreciation)	153,602	(164,373)	225,837	95,321	1,603	5,129	38,792
Total Net Assets	$624,507	$4,380,517	$2,238,541	$564,606	$33,625	$114,377	$697,480

CAPITAL SHARES OUTSTANDING:
Class A	10,003	60,118	28,232	11,826	1,117	3,324	22,210
Class B	137	6,846	3,178	325	27	66	556
Class C	606	78,221	29,270	7,000	96	735	8,105
Class E	151	1,722	8	10	N/A	N/A	337
Class I	7,971	42,950	27,662	16,312	1,918	5,845	12,221
Class N(4)	116	606	411	884	N/A	N/A	678
Class R	64	3,017	572	1,956	48	219	1,786
Class Y	4,984	10,829	2,896	3,957	64	491	2,082

NET ASSET VALUE PER SHARE:
Class A	$25.94	$21.86	$24.33	$13.30	$10.28	$10.70	$14.80
Class B	$25.11	$20.56	$24.09	$12.15	$10.24	$10.68	$12.57
Class C	$25.45	$20.71	$24.17	$12.39	$10.24	$10.68	$12.39
Class E	$25.94	$21.95	$24.45	$13.63	N/A	N/A	$15.15
Class I	$26.11	$22.16	$24.33	$13.80	$10.29	$10.72	$15.40
Class N(4)	$26.15	$22.24	$24.37	$13.86	N/A	N/A	$15.44
Class R	$25.92	$21.59	$24.30	$13.20	$10.27	$10.70	$14.61
Class Y	$25.97	$21.92	$24.34	$13.49	$10.39	$10.71	$15.14

+COST
Investments in unaffiliated securities at cost	$470,333	$3,579,659	$1,995,384	$468,981	$31,838	$108,350	$658,978
Investments in affiliated securities at cost	—	741,982	—	—	—	—	—
Bullion at cost	—	191,012	—	—	—	—	—
Cash denominated in foreign currencies at cost	—	294	—	—	132	218	—

*	Not shown due to rounding.
(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Real Estate Securities Fund to Ivy Advantus Real Estate Securities Fund.
(2)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).
(3)	Effective April 3, 2017, the Fund’s name changed from Ivy Global Natural Resources Fund to Ivy Natural Resources Fund.
(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Science and Technology Fund
ASSETS
Investments in unaffiliated securities at value+	$3,531,806
Investments in affiliated securities at value+	423,071
Investments at Value	3,954,877
Cash	1
Investment securities sold receivable	48,586
Dividends and interest receivable	2,459
Capital shares sold receivable	5,366
Receivable from affiliates	30
Prepaid and other assets	62
Total Assets	4,011,381

LIABILITIES
Investment securities purchased payable	39,408
Capital shares redeemed payable	16,933
Independent Trustees and Chief Compliance Officer fees payable	176
Distribution and service fees payable	33
Shareholder servicing payable	1,018
Investment management fee payable	88
Accounting services fee payable	23
Other liabilities	80
Total Liabilities	57,759
Total Net Assets	$3,953,622

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,304,302
Distributions in excess of net investment income	(5,902)
Accumulated net realized gain	104,536
Net unrealized appreciation	1,550,686
Total Net Assets	$3,953,622

CAPITAL SHARES OUTSTANDING:
Class A	18,125
Class B	997
Class C	13,819
Class E	447
Class I	21,439
Class N(1)	1,489
Class R	1,953
Class Y	10,824

NET ASSET VALUE PER SHARE:
Class A	$56.65
Class B	$47.68
Class C	$49.39
Class E	$56.28
Class I	$61.88
Class N(1)	$62.13
Class R	$55.38
Class Y	$59.54

+COST
Investments in unaffiliated securities at cost	$2,007,497
Investments in affiliated securities at cost	396,694

(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	67

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy Advantus Real Estate Securities Fund(1)	Ivy Asset Strategy Fund(2)	Ivy Balanced Fund	Ivy Energy Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$13,992	$54,409	$33,889	$4,208
Foreign dividend withholding tax	—	(1,309)	(740)	(91)
Interest and amortization from unaffiliated securities	64	18,624	32,133	66
Foreign interest withholding tax	—	— *	—	—
Total Investment Income	14,056	71,724	65,282	4,183

EXPENSES
Investment management fee	6,158	39,539	17,168	4,512
Distribution and service fees:
Class A	847	5,041	2,308	490
Class B	41	1,992	829	39
Class C	182	24,949	8,425	915
Class E	10	112	1	— *
Class R	8	407	67	125
Class Y	369	865	253	130
Shareholder servicing:
Class A	1,046	4,035	1,548	452
Class B	20	320	123	14
Class C	53	4,046	949	167
Class E	23	159	— *	— *
Class I	298	2,569	1,025	252
Class N(3)	— *	2	1	1
Class R	5	210	34	63
Class Y	221	554	159	85
Registration fees	119	205	226	131
Custodian fees	18	486	32	19
Independent Trustees and Chief Compliance Officer fees	30	292	99	20
Accounting services fee	182	274	274	154
Professional fees	32	1,632	55	23
Other	70	2,137	166	57
Total Expenses	9,732	89,826	33,742	7,649
Less:
Expenses in excess of limit	(694)	(113)	—	—
Total Net Expenses	9,038	89,713	33,742	7,649
Net Investment Income (Loss)	5,018	(17,989)	31,540	(3,466)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	73,925	54,920	83,863	(26,913)
Futures contracts	—	604	—	—
Written options	—	5,072	7,189	—
Swap agreements	—	3,815	—	—
Forward foreign currency contracts	—	4,966	—	—
Foreign currency exchange transactions	—	(1,306)	—	(6)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(79,313)	357,543	84,369	129,810
Investments in affiliated securities	—	(159,582)	—	—
Written options	—	—	(2,654)	—
Swap agreements	—	5,650	—	—
Forward foreign currency contracts	—	732	—	—
Foreign currency exchange transactions	—	1,040	—	—
Net Realized and Unrealized Gain (Loss)	(5,388)	273,454	172,767	102,891
Net Increase (Decrease) in Net Assets Resulting from Operations	$(370)	$255,465	$204,307	$99,425

*	Not shown due to rounding.
(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Real Estate Securities Fund to Ivy Advantus Real Estate Securities Fund.
(2)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).
(3)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

68	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy LaSalle Global Real Estate Fund	Ivy LaSalle Global Risk- Managed Real Estate Fund	Ivy Natural Resources Fund(1)	Ivy Science and Technology Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$766	$2,636	$11,140	$25,792
Foreign dividend withholding tax	(40)	(139)	(194)	(691)
Interest and amortization from unaffiliated securities	— *	7	171	452
Interest and amortization from affiliated securities	—	—	—	1,912
Total Investment Income	726	2,504	11,117	27,465

EXPENSES
Investment management fee	327	1,071	7,006	34,255
Distribution and service fees:
Class A	41	130	920	3,283
Class B	3	9	88	482
Class C	10	70	1,110	7,379
Class E	N/A	N/A	13	55
Class R	2	12	134	523
Class Y	2	12	86	1,718
Shareholder servicing:
Class A	59	110	1,656	2,719
Class B	— *	1	65	107
Class C	3	11	360	1,193
Class E	N/A	N/A	45	108
Class I	29	79	300	2,032
Class N(2)	N/A	N/A	1	8
Class R	1	6	69	268
Class Y	1	8	56	1,068
Registration fees	76	91	109	188
Custodian fees	21	28	26	236
Independent Trustees and Chief Compliance Officer fees	1	4	44	166
Accounting services fee	30	62	194	274
Professional fees	22	23	41	84
Other	26	26	91	317
Total Expenses	654	1,753	12,414	56,463
Less:
Expenses in excess of limit	(112)	(107)	(46)	(55)
Total Net Expenses	542	1,646	12,368	56,408
Net Investment Income (Loss)	184	858	(1,251)	(28,943)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	677	454	28,711	104,022
Investments in affiliated securities	—	—	—	125,799
Written options	—	—	—	4,973
Forward foreign currency contracts	—	—	7,980	—
Foreign currency exchange transactions	(18)	(31)	49	(9)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(1,071)	(3,637)	88,729	948,947
Investments in affiliated securities	—	—	—	(330,750)
Written options	—	—	—	(1,425)
Forward foreign currency contracts	—	—	(970)	—
Foreign currency exchange transactions	— *	— *	(14)	—
Net Realized and Unrealized Gain (Loss)	(412)	(3,214)	124,485	851,557
Net Increase (Decrease) in Net Assets Resulting from Operations	$(228)	$(2,356)	$123,234	$822,614

*	Not shown due to rounding.
(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Global Natural Resources Fund to Ivy Natural Resources Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	69

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Advantus Real Estate Securities Fund(1)		Ivy Asset Strategy Fund(2)		Ivy Balanced Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,018	$8,646	$(17,989)	$90,773	$31,540	$26,505
Net realized gain (loss) on investments	73,925	18,864	68,071	(495,776)	91,052	35,466
Net change in unrealized appreciation (depreciation)	(79,313)	(9,534)	205,383	(2,549,877)	81,715	(196,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	(370)	17,976	255,465	(2,954,880)	204,307	(134,812)

Distributions to Shareholders From:
Net investment income:
Class A	(4,394)	(5,170)	—	(10,489)	(10,862)	(13,081)
Class B	(20)	(6)	—	—	(514)	(294)
Class C	(122)	(50)	—	—	(5,295)	(3,453)
Class E	(47)	(32)	—	(139)	(2)	(2)
Class I	(2,195)	(178)	—	(24,092)	(10,032)	(4,163)
Class N(3)	(48)	(49)	—	(501)	(150)	(49)
Class R	(18)	(14)	—	—	(131)	(98)
Class Y	(1,998)	(1,871)	—	(1,819)	(1,212)	(1,596)
Net realized gains:
Class A	(22,755)	(23,374)	—	(244,925)	(8,911)	(60,494)
Class B	(330)	(232)	—	(24,891)	(961)	(3,461)
Class C	(1,448)	(836)	—	(332,675)	(9,399)	(38,343)
Class E	(322)	(155)	—	(3,492)	(2)	(9)
Class I	(17,058)	(582)	—	(299,183)	(8,409)	(16,265)
Class N(3)	(226)	(144)	—	(4,657)	(104)	(181)
Class R	(137)	(78)	—	(7,609)	(158)	(625)
Class Y	(11,574)	(7,056)	—	(42,467)	(1,021)	(6,651)
Total Distributions to Shareholders	(62,692)	(39,827)	—	(996,939)	(57,163)	(148,765)
Capital Share Transactions	(17,489)	(46,465)	(6,172,107)	(10,951,731)	(706,812)	551,690
Net Increase (Decrease) in Net Assets	(80,551)	(68,316)	(5,916,642)	(14,903,550)	(559,668)	268,113
Net Assets, Beginning of Period	705,058	773,374	10,297,159	25,200,709	2,798,209	2,530,096
Net Assets, End of Period	$624,507	$705,058	$4,380,517	$10,297,159	$2,238,541	$2,798,209
Undistributed (distributions in excess of) net investment income	$147	$2,558	$(1,982)	$229,907	$11,136	$(743)

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Real Estate Securities Fund to Ivy Advantus Real Estate Securities Fund.
(2)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements).
(3)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Energy Fund		Ivy LaSalle Global Real Estate Fund		Ivy LaSalle Global Risk- Managed Real Estate Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(3,466)	$(1,205)	$184	$554	$858	$1,353
Net realized gain (loss) on investments	(26,919)	(56,489)	659	(609)	423	93
Net change in unrealized appreciation (depreciation)	129,810	(59,079)	(1,071)	(800)	(3,637)	2,854
Net Increase (Decrease) in Net Assets Resulting from Operations	99,425	(116,773)	(228)	(855)	(2,356)	4,300

Distributions to Shareholders From:
Net investment income:
Class A	—	—	(532)	(371)	(2,282)	(565)
Class B	—	—	(5)	— *	(26)	(1)
Class C	—	—	(13)	—	(157)	(8)
Class E	—	—	N/A	N/A	N/A	N/A
Class I	—	—	(200)	(30)	(1,014)	(135)
Class N(1)	—	—	N/A	N/A	N/A	N/A
Class R	—	—	(9)	(2)	(68)	(13)
Class Y	—	—	(16)	(11)	(142)	(46)
Net realized gains:
Class A	—	—	—	(569)	(500)	(469)
Class B	—	—	—	(5)	(11)	(6)
Class C	—	—	—	(16)	(91)	(35)
Class E	—	—	N/A	N/A	N/A	N/A
Class I	—	—	—	(49)	(616)	(100)
Class N(1)	—	—	N/A	N/A	N/A	N/A
Class R	—	—	—	(9)	(26)	(21)
Class Y	—	—	—	(17)	(56)	(41)
Total Distributions to Shareholders	—	—	(775)	(1,079)	(4,989)	(1,440)
Capital Share Transactions	39,978	105,554	444	1,955	35,061	20,251
Net Increase (Decrease) in Net Assets	139,403	(11,219)	(559)	21	27,716	23,111
Net Assets, Beginning of Period	425,203	436,422	34,184	34,163	86,661	63,550
Net Assets, End of Period	$564,606	$425,203	$33,625	$34,184	$114,377	$86,661
Undistributed (distributions in excess of) net investment income	$442	$(780)	$(195)	$109	$(1,145)	$339

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	71

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Natural Resources Fund(1)		Ivy Science and Technology Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,251)	$1,364	$(28,943)	$(42,301)
Net realized gain (loss) on investments	36,740	(121,589)	234,785	28,521
Net change in unrealized appreciation (depreciation)	87,745	(111,501)	616,772	(997,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	123,234	(231,726)	822,614	(1,011,599)

Distributions to Shareholders From:
Net investment income:
Class A	(224)	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	(22)	—	—	—
Class I	(1,017)	—	—	—
Class N(2)	(73)	—	—	—
Class R	—	—	—	—
Class Y	(106)	—	—	—
Net realized gains:
Class A	—	—	—	(50,726)
Class B	—	—	—	(1,735)
Class C	—	—	—	(26,741)
Class E	—	—	—	(548)
Class I	—	—	—	(40,456)
Class N(2)	—	—	—	(993)
Class R	—	—	—	(2,949)
Class Y	—	—	—	(20,848)
Total Distributions to Shareholders	(1,442)	—	—	(144,996)
Capital Share Transactions	(134,415)	(188,815)	(1,858,104)	(169,491)
Net Decrease in Net Assets	(12,623)	(420,541)	(1,035,490)	(1,326,086)
Net Assets, Beginning of Period	710,103	1,130,644	4,989,112	6,315,198
Net Assets, End of Period	$697,480	$710,103	$3,953,622	$4,989,112
Undistributed (distributions in excess of) net investment income	$1,503	$2,121	$(5,902)	$(8,658)

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Global Natural Resources Fund to Ivy Natural Resources Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2017

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2017	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ADVANTUS REAL ESTATE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$28.60	$0.24	$(0.26)	$(0.02)	$(0.35)	$(2.29)	$(2.64)
Year ended 3-31-2016	29.38	0.33	0.52	0.85	(0.29)	(1.34)	(1.63)
Year ended 3-31-2015	24.35	0.21	5.86	6.07	(0.17)	(0.87)	(1.04)
Year ended 3-31-2014	23.73	0.16	0.69	0.85	(0.23)	—	(0.23)
Year ended 3-31-2013	21.27	0.16	2.45	2.61	(0.15)	—	(0.15)
Class B Shares(4)
Year ended 3-31-2017	27.80	(0.03)	(0.23)	(0.26)	(0.14)	(2.29)	(2.43)
Year ended 3-31-2016	28.58	0.11	0.48	0.59	(0.03)	(1.34)	(1.37)
Year ended 3-31-2015	23.77	(0.03)	5.67	5.64	—	(0.83)	(0.83)
Year ended 3-31-2014	23.17	(0.06)	0.66	0.60	—	—	—
Year ended 3-31-2013	20.85	(0.06)	2.38	2.32	—	—	—
Class C Shares
Year ended 3-31-2017	28.15	(0.01)	(0.21)	(0.22)	(0.19)	(2.29)	(2.48)
Year ended 3-31-2016	28.92	0.13	0.52	0.65	(0.08)	(1.34)	(1.42)
Year ended 3-31-2015	24.02	0.00 *	5.78	5.78	(0.01)	(0.87)	(0.88)
Year ended 3-31-2014	23.42	0.00 *	0.67	0.67	(0.07)	—	(0.07)
Year ended 3-31-2013	21.00	0.01	2.42	2.43	(0.01)	—	(0.01)
Class E Shares
Year ended 3-31-2017	28.60	0.12	(0.15)	(0.03)	(0.34)	(2.29)	(2.63)
Year ended 3-31-2016	29.37	0.30	0.54	0.84	(0.27)	(1.34)	(1.61)
Year ended 3-31-2015	24.35	0.13	5.87	6.00	(0.11)	(0.87)	(0.98)
Year ended 3-31-2014	23.72	0.13	0.70	0.83	(0.20)	—	(0.20)
Year ended 3-31-2013	21.27	0.14	2.46	2.60	(0.15)	—	(0.15)
Class I Shares
Year ended 3-31-2017	28.75	0.13	(0.05)	0.08	(0.43)	(2.29)	(2.72)
Year ended 3-31-2016	29.53	0.44	0.54	0.98	(0.42)	(1.34)	(1.76)
Year ended 3-31-2015	24.50	0.32	5.90	6.22	(0.32)	(0.87)	(1.19)
Year ended 3-31-2014	23.85	0.28	0.69	0.97	(0.32)	—	(0.32)
Year ended 3-31-2013	21.37	0.24	2.51	2.75	(0.27)	—	(0.27)
Class N Shares(8)
Year ended 3-31-2017	28.78	0.29	(0.16)	0.13	(0.47)	(2.29)	(2.76)
Year ended 3-31-2016	29.56	0.50	0.52	1.02	(0.46)	(1.34)	(1.80)
Year ended 3-31-2015(5)	26.13	0.20	4.34	4.54	(0.24)	(0.87)	(1.11)
Class R Shares
Year ended 3-31-2017	28.59	0.09	(0.17)	(0.08)	(0.30)	(2.29)	(2.59)
Year ended 3-31-2016	29.37	0.31	0.49	0.80	(0.24)	(1.34)	(1.58)
Year ended 3-31-2015	24.35	0.20	5.81	6.01	(0.12)	(0.87)	(0.99)
Year ended 3-31-2014	23.73	0.15	0.68	0.83	(0.21)	—	(0.21)
Year ended 3-31-2013	21.27	0.15	2.44	2.59	(0.13)	—	(0.13)
Class Y Shares
Year ended 3-31-2017	28.62	0.24	(0.21)	0.03	(0.39)	(2.29)	(2.68)
Year ended 3-31-2016	29.40	0.40	0.51	0.91	(0.35)	(1.34)	(1.69)
Year ended 3-31-2015	24.39	0.28	5.84	6.12	(0.24)	(0.87)	(1.11)
Year ended 3-31-2014	23.75	0.24	0.68	0.92	(0.28)	—	(0.28)
Year ended 3-31-2013	21.28	0.23	2.45	2.68	(0.21)	—	(0.21)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015

(8)	Effective March 3, 2017 Class R6 has been renamed Class N..

74	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$25.94	0.02%	$261	1.43%		0.87%		1.53%		0.77%		77%
Year ended 3-31-2016	28.60	3.41	507	1.47		1.22		1.57		1.12		66
Year ended 3-31-2015	29.38	25.19	543	1.46		0.78		1.56		0.68		48
Year ended 3-31-2014	24.35	3.65	384	1.56		0.67		1.66		0.57		73
Year ended 3-31-2013	23.73	12.32	341	1.64		0.71		1.68		0.67		43
Class B Shares(4)
Year ended 3-31-2017	25.11	-0.88	3	2.34		-0.10		2.44		-0.20		77
Year ended 3-31-2016	27.80	2.48	5	2.37		0.41		2.47		0.31		66
Year ended 3-31-2015	28.58	23.95	6	2.41		-0.10		2.51		-0.20		48
Year ended 3-31-2014	23.77	2.59	6	2.61		-0.28		2.71		-0.38		73
Year ended 3-31-2013	23.17	11.08	7	2.75		-0.29		2.79		-0.33		43
Class C Shares
Year ended 3-31-2017	25.45	-0.72	15	2.16		-0.02		2.26		-0.12		77
Year ended 3-31-2016	28.15	2.67	19	2.18		0.48		2.28		0.38		66
Year ended 3-31-2015	28.92	24.27	21	2.18		0.01		2.28		-0.09		48
Year ended 3-31-2014	24.02	2.90	14	2.27		0.02		2.37		-0.08		73
Year ended 3-31-2013	23.42	11.50	15	2.35		0.03		2.39		-0.01		43
Class E Shares
Year ended 3-31-2017	25.94	0.00	4	1.45		0.44		1.79		0.10		77
Year ended 3-31-2016	28.60	3.36	4	1.52		1.11		1.87		0.76		66
Year ended 3-31-2015	29.37	24.88	4	1.67		0.49		1.93		0.23		48
Year ended 3-31-2014	24.35	3.58	2	1.67		0.54		2.15		0.06		73
Year ended 3-31-2013	23.72	12.27	2	1.67		0.61		2.27		0.01		43
Class I Shares
Year ended 3-31-2017	26.11	0.39	208	1.05		0.45		1.15		0.35		77
Year ended 3-31-2016	28.75	3.86	13	1.03		1.58		1.13		1.48		66
Year ended 3-31-2015	29.53	25.74	13	1.02		1.18		1.12		1.08		48
Year ended 3-31-2014	24.50	4.20	9	1.02		1.18		1.12		1.08		73
Year ended 3-31-2013	23.85	12.95	7	1.09		1.06		1.12		1.03		43
Class N Shares(8)
Year ended 3-31-2017	26.15	0.56	3	0.87		1.04		0.97		0.94		77
Year ended 3-31-2016	28.78	4.02	3	0.87		1.83		0.97		1.73		66
Year ended 3-31-2015(5)	29.56	17.66	4	0.86	(6)	1.10	(6)	0.96	(6)	1.00	(6)	48	(7)
Class R Shares
Year ended 3-31-2017	25.92	-0.18	2	1.64		0.33		1.74		0.23		77
Year ended 3-31-2016	28.59	3.21	2	1.65		1.13		1.75		1.03		66
Year ended 3-31-2015	29.37	24.92	2	1.64		0.72		1.74		0.62		48
Year ended 3-31-2014	24.35	3.58	1	1.66		0.62		1.76		0.52		73
Year ended 3-31-2013	23.73	12.23	2	1.71		0.69		1.75		0.65		43
Class Y Shares
Year ended 3-31-2017	25.97	0.19	129	1.26		0.86		1.36		0.76		77
Year ended 3-31-2016	28.62	3.62	152	1.26		1.46		1.36		1.36		66
Year ended 3-31-2015	29.40	25.41	180	1.26		1.05		1.36		0.95		48
Year ended 3-31-2014	24.39	3.97	143	1.27		1.03		1.37		0.93		73
Year ended 3-31-2013	23.75	12.63	168	1.34		1.06		1.37		1.03		43

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	75

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$20.83	$0.00 *	$1.03	$1.03	$—	$—	$—
Year ended 3-31-2016	25.89	0.15	(3.78)	(3.63)	(0.06)	(1.37)	(1.43)
Year ended 3-31-2015	31.61	0.26	(1.01)	(0.75)	(0.12)	(4.85)	(4.97)
Year ended 3-31-2014	27.04	0.27	4.45	4.72	(0.15)	—	(0.15)
Year ended 3-31-2013	25.44	0.39	1.88	2.27	(0.67)	—	(0.67)
Class B Shares(4)
Year ended 3-31-2017	19.73	(0.16)	0.99	0.83	—	—	—
Year ended 3-31-2016	24.73	(0.04)	(3.59)	(3.63)	—	(1.37)	(1.37)
Year ended 3-31-2015	30.54	0.03	(0.96)	(0.93)	(0.03)	(4.85)	(4.88)
Year ended 3-31-2014	26.20	0.05	4.29	4.34	— *	—	— *
Year ended 3-31-2013	24.55	0.19	1.82	2.01	(0.36)	—	(0.36)
Class C Shares
Year ended 3-31-2017	19.87	(0.15)	0.99	0.84	—	—	—
Year ended 3-31-2016	24.88	(0.02)	(3.62)	(3.64)	—	(1.37)	(1.37)
Year ended 3-31-2015	30.69	0.04	(0.97)	(0.93)	(0.03)	(4.85)	(4.88)
Year ended 3-31-2014	26.33	0.05	4.32	4.37	(0.01)	—	(0.01)
Year ended 3-31-2013	24.67	0.20	1.83	2.03	(0.37)	—	(0.37)
Class E Shares
Year ended 3-31-2017	20.89	(0.03)	1.09	1.06	—	—	—
Year ended 3-31-2016	25.96	0.13	(3.78)	(3.65)	(0.05)	(1.37)	(1.42)
Year ended 3-31-2015	31.67	0.23	(0.98)	(0.75)	(0.11)	(4.85)	(4.96)
Year ended 3-31-2014	27.10	0.26	4.45	4.71	(0.14)	—	(0.14)
Year ended 3-31-2013	25.49	0.38	1.89	2.27	(0.66)	—	(0.66)
Class I Shares
Year ended 3-31-2017	21.06	0.05	1.05	1.10	—	—	—
Year ended 3-31-2016	26.15	0.23	(3.84)	(3.61)	(0.11)	(1.37)	(1.48)
Year ended 3-31-2015	31.88	0.33	(1.02)	(0.69)	(0.19)	(4.85)	(5.04)
Year ended 3-31-2014	27.25	0.34	4.48	4.82	(0.19)	—	(0.19)
Year ended 3-31-2013	25.67	0.45	1.90	2.35	(0.77)	—	(0.77)
Class N Shares(8)
Year ended 3-31-2017	21.10	0.02	1.12	1.14	—	—	—
Year ended 3-31-2016	26.21	0.22	(3.81)	(3.59)	(0.15)	(1.37)	(1.52)
Year ended 3-31-2015(5)	31.79	0.22	(0.78)	(0.56)	(0.17)	(4.85)	(5.02)
Class R Shares
Year ended 3-31-2017	20.63	(0.10)	1.06	0.96	—	—	—
Year ended 3-31-2016	25.68	0.05	(3.73)	(3.68)	—	(1.37)	(1.37)
Year ended 3-31-2015	31.45	0.14	(1.00)	(0.86)	(0.06)	(4.85)	(4.91)
Year ended 3-31-2014	26.94	0.16	4.43	4.59	(0.08)	—	(0.08)
Year ended 3-31-2013	25.29	0.29	1.88	2.17	(0.52)	—	(0.52)
Class Y Shares
Year ended 3-31-2017	20.88	0.00 *	1.04	1.04	—	—	—
Year ended 3-31-2016	25.94	0.15	(3.78)	(3.63)	(0.06)	(1.37)	(1.43)
Year ended 3-31-2015	31.67	0.25	(1.01)	(0.76)	(0.12)	(4.85)	(4.97)
Year ended 3-31-2014	27.09	0.27	4.46	4.73	(0.15)	—	(0.15)
Year ended 3-31-2013	25.49	0.39	1.88	2.27	(0.67)	—	(0.67)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	Effective March 3, 2017 Class R6 has been renamed Class N.

76	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$21.86	4.95%	$1,315	1.12%		-0.02%		—%	—%	51%
Year ended 3-31-2016	20.83	-14.39	3,153	0.99		0.61		—	—	68
Year ended 3-31-2015	25.89	-2.28	6,332	0.96		0.86		—	—	75
Year ended 3-31-2014	31.61	17.47	9,659	0.96		0.92		—	—	65
Year ended 3-31-2013	27.04	9.09	7,853	0.98		1.55		—	—	39
Class B Shares(4)
Year ended 3-31-2017	20.56	4.21	141	1.83		-0.81		—	—	51
Year ended 3-31-2016	19.73	-15.06	287	1.76		-0.16		—	—	68
Year ended 3-31-2015	24.73	-3.01	571	1.71		0.11		—	—	75
Year ended 3-31-2014	30.54	16.58	783	1.71		0.16		—	—	65
Year ended 3-31-2013	26.20	8.27	715	1.73		0.79		—	—	39
Class C Shares
Year ended 3-31-2017	20.71	4.23	1,620	1.83		-0.75		—	—	51
Year ended 3-31-2016	19.87	-15.01	3,792	1.71		-0.10		—	—	68
Year ended 3-31-2015	24.88	-2.99	7,807	1.68		0.13		—	—	75
Year ended 3-31-2014	30.69	16.59	9,880	1.68		0.19		—	—	65
Year ended 3-31-2013	26.33	8.34	8,321	1.70		0.83		—	—	39
Class E Shares
Year ended 3-31-2017	21.95	5.07	38	1.03		-0.13		1.28	-0.38	51
Year ended 3-31-2016	20.89	-14.41	53	1.00		0.53		1.14	0.39	68
Year ended 3-31-2015	25.96	-2.29	72	1.00		0.79		1.10	0.69	75
Year ended 3-31-2014	31.67	17.40	74	1.00		0.87		1.12	0.75	65
Year ended 3-31-2013	27.10	9.07	58	1.00		1.50		1.20	1.30	39
Class I Shares
Year ended 3-31-2017	22.16	5.22	952	0.85		0.23		—	—	51
Year ended 3-31-2016	21.06	-14.17	2,382	0.74		0.95		—	—	68
Year ended 3-31-2015	26.15	-2.06	9,112	0.74		1.08		—	—	75
Year ended 3-31-2014	31.88	17.72	13,522	0.73		1.14		—	—	65
Year ended 3-31-2013	27.25	9.33	9,681	0.74		1.76		—	—	39
Class N Shares(8)
Year ended 3-31-2017	22.24	5.40	13	0.69		0.07		—	—	51
Year ended 3-31-2016	21.10	-14.09	12	0.60		0.89		—	—	68
Year ended 3-31-2015(5)	26.21	-1.67	12	0.59	(6)	1.18	(6)	—	—	75	(7)
Class R Shares
Year ended 3-31-2017	21.59	4.65	65	1.43		-0.48		—	—	51
Year ended 3-31-2016	20.63	-14.69	106	1.34		0.20		—	—	68
Year ended 3-31-2015	25.68	-2.67	161	1.33		0.47		—	—	75
Year ended 3-31-2014	31.45	17.03	162	1.33		0.54		—	—	65
Year ended 3-31-2013	26.94	8.71	124	1.34		1.15		—	—	39
Class Y Shares
Year ended 3-31-2017	21.92	4.98	237	1.08		0.00		—	—	51
Year ended 3-31-2016	20.88	-14.36	512	0.99		0.63		1.00	0.62	68
Year ended 3-31-2015	25.94	-2.31	1,134	0.96		0.85		0.98	0.83	75
Year ended 3-31-2014	31.67	17.47	1,516	0.96		0.92		0.98	0.90	65
Year ended 3-31-2013	27.09	9.08	1,168	0.98		1.55		0.99	1.54	39

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	77

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$22.99	$0.33	$1.59	$1.92	$(0.30)	$(0.28)	$(0.58)
Year ended 3-31-2016	25.65	0.29	(1.51)	(1.22)	(0.26)	(1.18)	(1.44)
Year ended 3-31-2015	24.38	0.20	1.97	2.17	(0.16)	(0.74)	(0.90)
Year ended 3-31-2014	21.60	0.15	3.25	3.40	(0.10)	(0.52)	(0.62)
Year ended 3-31-2013	20.03	0.19	1.70	1.89	(0.17)	(0.15)	(0.32)
Class B Shares(3)
Year ended 3-31-2017	22.78	0.15	1.59	1.74	(0.15)	(0.28)	(0.43)
Year ended 3-31-2016	25.45	0.11	(1.50)	(1.39)	(0.10)	(1.18)	(1.28)
Year ended 3-31-2015	24.19	0.01	1.97	1.98	—	(0.72)	(0.72)
Year ended 3-31-2014	21.45	(0.03)	3.23	3.20	—	(0.46)	(0.46)
Year ended 3-31-2013	19.93	0.03	1.69	1.72	(0.05)	(0.15)	(0.20)
Class C Shares
Year ended 3-31-2017	22.85	0.16	1.59	1.75	(0.15)	(0.28)	(0.43)
Year ended 3-31-2016	25.53	0.13	(1.52)	(1.39)	(0.11)	(1.18)	(1.29)
Year ended 3-31-2015	24.26	0.02	1.97	1.99	— *	(0.72)	(0.72)
Year ended 3-31-2014	21.50	(0.01)	3.24	3.23	—	(0.47)	(0.47)
Year ended 3-31-2013	19.98	0.05	1.68	1.73	(0.06)	(0.15)	(0.21)
Class E Shares(4)
Year ended 3-31-2017	23.09	0.37	1.61	1.98	(0.34)	(0.28)	(0.62)
Year ended 3-31-2016	25.76	0.33	(1.53)	(1.20)	(0.29)	(1.18)	(1.47)
Year ended 3-31-2015	24.48	0.23	1.99	2.22	(0.20)	(0.74)	(0.94)
Year ended 3-31-2014	21.68	0.18	3.27	3.45	(0.13)	(0.52)	(0.65)
Year ended 3-31-2013	20.02	0.22	1.78	2.00	(0.19)	(0.15)	(0.34)
Class I Shares
Year ended 3-31-2017	22.98	0.39	1.60	1.99	(0.36)	(0.28)	(0.64)
Year ended 3-31-2016	25.63	0.36	(1.52)	(1.16)	(0.31)	(1.18)	(1.49)
Year ended 3-31-2015	24.36	0.26	1.98	2.24	(0.23)	(0.74)	(0.97)
Year ended 3-31-2014	21.58	0.21	3.26	3.47	(0.16)	(0.53)	(0.69)
Year ended 3-31-2013	20.01	0.24	1.69	1.93	(0.21)	(0.15)	(0.36)
Class N Shares(10)
Year ended 3-31-2017	23.01	0.42	1.61	2.03	(0.39)	(0.28)	(0.67)
Year ended 3-31-2016	25.66	0.39	(1.52)	(1.13)	(0.34)	(1.18)	(1.52)
Year ended 3-31-2015(5)	24.66	0.22	1.72	1.94	(0.20)	(0.74)	(0.94)
Class R Shares
Year ended 3-31-2017	22.96	0.25	1.60	1.85	(0.23)	(0.28)	(0.51)
Year ended 3-31-2016	25.65	0.22	(1.53)	(1.31)	(0.20)	(1.18)	(1.38)
Year ended 3-31-2015	24.37	0.11	1.98	2.09	(0.07)	(0.74)	(0.81)
Year ended 3-31-2014	21.59	0.07	3.26	3.33	(0.03)	(0.52)	(0.55)
Year ended 3-31-2013(7)	20.16	0.00	1.43	1.43	—	—	—
Class Y Shares
Year ended 3-31-2017	22.99	0.35	1.59	1.94	(0.31)	(0.28)	(0.59)
Year ended 3-31-2016	25.66	0.29	(1.52)	(1.23)	(0.26)	(1.18)	(1.44)
Year ended 3-31-2015	24.38	0.20	1.99	2.19	(0.17)	(0.74)	(0.91)
Year ended 3-31-2014	21.60	0.15	3.26	3.41	(0.10)	(0.53)	(0.63)
Year ended 3-31-2013	20.03	0.19	1.70	1.89	(0.17)	(0.15)	(0.32)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Effective March 3, 2017 Class R6 has been renamed Class N.

78	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$24.33	8.44%	$688		1.11%		1.40%		47%
Year ended 3-31-2016	22.99	-4.92	1,311		1.10		1.21		56
Year ended 3-31-2015	25.65	9.06	1,207		1.11		0.78		33
Year ended 3-31-2014	24.38	15.90	863		1.15		0.62		34
Year ended 3-31-2013	21.60	9.56	399		1.17		0.93		35
Class B Shares(3)
Year ended 3-31-2017	24.09	7.68	77		1.84		0.66		47
Year ended 3-31-2016	22.78	-5.62	80		1.83		0.48		56
Year ended 3-31-2015	25.45	8.28	74		1.84		0.04		33
Year ended 3-31-2014	24.19	15.01	70		1.89		-0.11		34
Year ended 3-31-2013	21.45	8.73	44		1.95		0.16		35
Class C Shares
Year ended 3-31-2017	24.17	7.72	707		1.80		0.69		47
Year ended 3-31-2016	22.85	-5.62	892		1.79		0.53		56
Year ended 3-31-2015	25.53	8.34	736		1.80		0.09		33
Year ended 3-31-2014	24.26	15.11	524		1.84		-0.06		34
Year ended 3-31-2013	21.50	8.75	246		1.88		0.23		35
Class E Shares(4)
Year ended 3-31-2017	24.45	8.65	—	*	0.95		1.54		47
Year ended 3-31-2016	23.09	-4.82	—	*	0.95		1.36		56
Year ended 3-31-2015	25.76	9.22	—	*	0.96		0.92		33
Year ended 3-31-2014	24.48	16.10	—	*	1.00		0.78		34
Year ended 3-31-2013	21.68	10.15	—	*	1.03		1.09		35
Class I Shares
Year ended 3-31-2017	24.33	8.75	673		0.85		1.63		47
Year ended 3-31-2016	22.98	-4.70	373		0.84		1.47		56
Year ended 3-31-2015	25.63	9.34	315		0.86		1.03		33
Year ended 3-31-2014	24.36	16.21	211		0.88		0.89		34
Year ended 3-31-2013	21.58	9.82	66		0.92		1.19		35
Class N Shares(10)
Year ended 3-31-2017	24.37	8.92	10		0.70		1.77		47
Year ended 3-31-2016	23.01	-4.57	5		0.69		1.60		56
Year ended 3-31-2015(5)	25.66	8.01	4		0.70	(6)	1.29	(6)	33	(8)
Class R Shares
Year ended 3-31-2017	24.30	8.12	14		1.44		1.04		47
Year ended 3-31-2016	22.96	-5.29	13		1.44		0.89		56
Year ended 3-31-2015	25.65	8.71	9		1.46		0.43		33
Year ended 3-31-2014	24.37	15.51	4		1.47		0.29		34
Year ended 3-31-2013(7)	21.59	7.09	—	*	1.48	(6)	0.02	(6)	35	(9)
Class Y Shares
Year ended 3-31-2017	24.34	8.50	70		1.10		1.47		47
Year ended 3-31-2016	22.99	-4.95	124		1.09		1.16		56
Year ended 3-31-2015	25.66	9.10	185		1.11		0.79		33
Year ended 3-31-2014	24.38	15.91	152		1.13		0.64		34
Year ended 3-31-2013	21.60	9.57	89		1.16		0.96		35

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$10.75	$(0.08)	$2.63	$2.55	$—	$—	$—
Year ended 3-31-2016	14.03	(0.03)	(3.25)	(3.28)	—	—	—
Year ended 3-31-2015	16.38	(0.05)	(2.30)	(2.35)	—	—	—
Year ended 3-31-2014	13.74	(0.09)	2.73	2.64	—	—	—
Year ended 3-31-2013	12.68	(0.07)	1.13	1.06	—	—	—
Class B Shares(4)
Year ended 3-31-2017	9.90	(0.18)	2.43	2.25	—	—	—
Year ended 3-31-2016	13.04	(0.13)	(3.01)	(3.14)	—	—	—
Year ended 3-31-2015	15.35	(0.17)	(2.14)	(2.31)	—	—	—
Year ended 3-31-2014	12.98	(0.19)	2.56	2.37	—	—	—
Year ended 3-31-2013	12.08	(0.17)	1.07	0.90	—	—	—
Class C Shares
Year ended 3-31-2017	10.08	(0.16)	2.47	2.31	—	—	—
Year ended 3-31-2016	13.24	(0.10)	(3.06)	(3.16)	—	—	—
Year ended 3-31-2015	15.55	(0.13)	(2.18)	(2.31)	—	—	—
Year ended 3-31-2014	13.12	(0.16)	2.59	2.43	—	—	—
Year ended 3-31-2013	12.19	(0.14)	1.07	0.93	—	—	—
Class E Shares(5)
Year ended 3-31-2017	10.99	(0.05)	2.69	2.64	—	—	—
Year ended 3-31-2016	14.30	0.01	(3.32)	(3.31)	—	—	—
Year ended 3-31-2015	16.65	(0.01)	(2.34)	(2.35)	—	—	—
Year ended 3-31-2014	13.92	(0.04)	2.77	2.73	—	—	—
Year ended 3-31-2013	12.81	(0.03)	1.14	1.11	—	—	—
Class I Shares
Year ended 3-31-2017	11.11	(0.05)	2.74	2.69	—	—	—
Year ended 3-31-2016	14.44	0.02	(3.35)	(3.33)	—	—	—
Year ended 3-31-2015	16.80	0.02	(2.38)	(2.36)	—	—	—
Year ended 3-31-2014	14.03	(0.02)	2.79	2.77	—	—	—
Year ended 3-31-2013	12.90	(0.02)	1.15	1.13	—	—	—
Class N Shares(11)
Year ended 3-31-2017	11.14	(0.02)	2.74	2.72	—	—	—
Year ended 3-31-2016	14.46	0.04	(3.36)	(3.32)	—	—	—
Year ended 3-31-2015(6)	18.03	0.03	(3.60)	(3.57)	—	—	—
Class R Shares
Year ended 3-31-2017	10.69	(0.12)	2.63	2.51	—	—	—
Year ended 3-31-2016	13.98	(0.05)	(3.24)	(3.29)	—	—	—
Year ended 3-31-2015	16.35	(0.08)	(2.29)	(2.37)	—	—	—
Year ended 3-31-2014	13.74	(0.11)	2.72	2.61	—	—	—
Year ended 3-31-2013(8)	12.26	(0.03)	1.51	1.48	—	—	—
Class Y Shares
Year ended 3-31-2017	10.89	(0.07)	2.67	2.60	—	—	—
Year ended 3-31-2016	14.19	(0.01)	(3.29)	(3.30)	—	—	—
Year ended 3-31-2015	16.55	(0.04)	(2.32)	(2.36)	—	—	—
Year ended 3-31-2014	13.86	(0.06)	2.75	2.69	—	—	—
Year ended 3-31-2013	12.77	(0.05)	1.14	1.09	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(11)	Effective March 3, 2017 Class R6 has been renamed Class N.

80	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$13.30	23.72%	$158		1.41%		-0.59%		—%	—%	39%
Year ended 3-31-2016	10.75	-23.38	192		1.49		-0.23		—	—	31
Year ended 3-31-2015	14.03	-14.35	213		1.48		-0.33		—	—	22
Year ended 3-31-2014	16.38	19.13	124		1.60		-0.59		—	—	34
Year ended 3-31-2013	13.74	8.44	82		1.60		-0.54		1.68	-0.62	30
Class B Shares(4)
Year ended 3-31-2017	12.15	22.73	4		2.29		-1.49		—	—	39
Year ended 3-31-2016	9.90	-24.08	3		2.36		-1.11		—	—	31
Year ended 3-31-2015	13.04	-15.05	5		2.29		-1.17		—	—	22
Year ended 3-31-2014	15.35	18.26	5		2.38		-1.37		—	—	34
Year ended 3-31-2013	12.98	7.36	4		2.49		-1.43		—	—	30
Class C Shares
Year ended 3-31-2017	12.39	22.92	87		2.11		-1.31		—	—	39
Year ended 3-31-2016	10.08	-23.87	79		2.16		-0.89		—	—	31
Year ended 3-31-2015	13.24	-14.85	82		2.09		-0.92		—	—	22
Year ended 3-31-2014	15.55	18.43	30		2.16		-1.15		—	—	34
Year ended 3-31-2013	13.12	7.71	19		2.26		-1.20		—	—	30
Class E Shares(5)
Year ended 3-31-2017	13.63	24.02	—	*	1.19		-0.40		—	—	39
Year ended 3-31-2016	10.99	-23.15	—	*	1.20		0.05		—	—	31
Year ended 3-31-2015	14.30	-14.11	—	*	1.20		-0.08		—	—	22
Year ended 3-31-2014	16.65	19.53	—	*	1.25		-0.25		—	—	34
Year ended 3-31-2013	13.92	8.74	—	*	1.31		-0.26		—	—	30
Class I Shares
Year ended 3-31-2017	13.80	24.21	225		1.08		-0.35		—	—	39
Year ended 3-31-2016	11.11	-23.06	85		1.10		0.16		—	—	31
Year ended 3-31-2015	14.44	-14.05	82		1.09		0.10		—	—	22
Year ended 3-31-2014	16.80	19.74	14		1.14		-0.12		—	—	34
Year ended 3-31-2013	14.03	8.76	6		1.21		-0.14		—	—	30
Class N Shares(11)
Year ended 3-31-2017	13.86	24.42	12		0.93		-0.18		—	—	39
Year ended 3-31-2016	11.14	-22.96	5		0.95		0.35		—	—	31
Year ended 3-31-2015(6)	14.46	-19.80	2		0.93	(7)	0.34	(7)	—	—	22	(9)
Class R Shares
Year ended 3-31-2017	13.20	23.48	26		1.67		-0.89		—	—	39
Year ended 3-31-2016	10.69	-23.53	19		1.70		-0.43		—	—	31
Year ended 3-31-2015	13.98	-14.50	15		1.69		-0.53		—	—	22
Year ended 3-31-2014	16.35	19.00	5		1.72		-0.70		—	—	34
Year ended 3-31-2013(8)	13.74	12.07	—	*	1.73	(7)	-0.91	(7)	—	—	30	(10)
Class Y Shares
Year ended 3-31-2017	13.49	23.87	53		1.34		-0.54		—	—	39
Year ended 3-31-2016	10.89	-23.26	42		1.36		-0.08		—	—	31
Year ended 3-31-2015	14.19	-14.26	37		1.34		-0.22		—	—	22
Year ended 3-31-2014	16.55	19.41	18		1.39		-0.38		—	—	34
Year ended 3-31-2013	13.86	8.54	8		1.45		-0.39		—	—	30

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	81

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LASALLE GLOBAL REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$10.58	$0.09		$(0.14)	$(0.05)	$(0.25)	$—	$(0.25)
Year ended 3-31-2016	11.15	0.17		(0.41)	(0.24)	(0.13)	(0.20)	(0.33)
Year ended 3-31-2015	9.83	0.13		1.46	1.59	(0.19)	(0.08)	(0.27)
Year ended 3-31-2014	10.00	0.11		(0.12)	(0.01)	(0.16)	—	(0.16)
Class B Shares(4)
Year ended 3-31-2017	10.56	(0.04)		(0.12)	(0.16)	(0.16)	—	(0.16)
Year ended 3-31-2016	11.10	0.06		(0.40)	(0.34)	(0.01)	(0.19)	(0.20)
Year ended 3-31-2015	9.79	0.01		1.46	1.47	(0.08)	(0.08)	(0.16)
Year ended 3-31-2014	10.00	0.00	*	(0.12)	(0.12)	(0.09)	—	(0.09)
Class C Shares
Year ended 3-31-2017	10.55	(0.06)		(0.11)	(0.17)	(0.14)	—	(0.14)
Year ended 3-31-2016	11.10	0.04		(0.41)	(0.37)	—	(0.18)	(0.18)
Year ended 3-31-2015	9.80	(0.01)		1.47	1.46	(0.08)	(0.08)	(0.16)
Year ended 3-31-2014	10.00	0.00	*	(0.11)	(0.11)	(0.09)	—	(0.09)
Class I Shares
Year ended 3-31-2017	10.57	0.03		(0.07)	(0.04)	(0.24)	—	(0.24)
Year ended 3-31-2016	11.14	0.17		(0.42)	(0.25)	(0.12)	(0.20)	(0.32)
Year ended 3-31-2015	9.82	0.12		1.46	1.58	(0.18)	(0.08)	(0.26)
Year ended 3-31-2014	10.00	0.09		(0.11)	(0.02)	(0.16)	—	(0.16)
Class R Shares
Year ended 3-31-2017	10.57	0.00	*	(0.11)	(0.11)	(0.19)	—	(0.19)
Year ended 3-31-2016	11.12	0.10		(0.41)	(0.31)	(0.04)	(0.20)	(0.24)
Year ended 3-31-2015	9.81	0.05		1.46	1.51	(0.12)	(0.08)	(0.20)
Year ended 3-31-2014	10.00	0.04		(0.11)	(0.07)	(0.12)	—	(0.12)
Class Y Shares
Year ended 3-31-2017	10.64	0.07		(0.07)	0.00 *	(0.25)	—	(0.25)
Year ended 3-31-2016	11.22	0.17		(0.42)	(0.25)	(0.13)	(0.20)	(0.33)
Year ended 3-31-2015	9.89	0.12		1.48	1.60	(0.19)	(0.08)	(0.27)
Year ended 3-31-2014	10.00	0.11		(0.05)	0.06	(0.17)	—	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Ratio of expenses to average net assets excluding offering cost was 2.40%.

(6)	Ratio of expenses to average net assets excluding offering cost was 2.39%.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.43%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.99%.

82	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$10.28	-0.45%	$12		1.51%		0.91%	2.08%	0.34%	49%
Year ended 3-31-2016	10.58	-2.00	29		1.51		1.67	2.12	1.06	59
Year ended 3-31-2015	11.15	16.31	28		1.51		1.22	2.14	0.59	63
Year ended 3-31-2014	9.83	0.02	22		1.51		1.12	2.62	0.01	36
Class B Shares(4)
Year ended 3-31-2017	10.24	-1.52	—	*	2.54		-0.43	2.60	-0.49	49
Year ended 3-31-2016	10.56	-3.03	—	*	2.56		0.62	—	—	59
Year ended 3-31-2015	11.10	15.05	—	*	2.66		0.06	—	—	63
Year ended 3-31-2014	9.79	-1.16	—	*	2.68	(5)	-0.02	3.14	-0.48	36
Class C Shares
Year ended 3-31-2017	10.24	-1.62	1		2.66		-0.57	2.72	-0.63	49
Year ended 3-31-2016	10.55	-3.21	1		2.74		0.41	—	—	59
Year ended 3-31-2015	11.10	14.92	1		2.68		-0.09	—	—	63
Year ended 3-31-2014	9.80	-1.03	1		2.67	(6)	—	3.12	-0.45	36
Class I Shares
Year ended 3-31-2017	10.29	-0.39	20		1.50		0.25	1.61	0.14	49
Year ended 3-31-2016	10.57	-2.11	3		1.59		1.59	—	—	59
Year ended 3-31-2015	11.14	16.14	3		1.62		1.08	—	—	63
Year ended 3-31-2014	9.82	-0.13	2		1.71	(7)	0.94	2.16	0.49	36
Class R Shares
Year ended 3-31-2017	10.27	-1.01	—	*	2.13		-0.05	2.20	-0.12	49
Year ended 3-31-2016	10.57	-2.68	—	*	2.20		0.99	—	—	59
Year ended 3-31-2015	11.12	15.40	1		2.25		0.50	—	—	63
Year ended 3-31-2014	9.81	-0.67	—	*	2.27	(8)	0.38	2.73	-0.08	36
Class Y Shares
Year ended 3-31-2017	10.39	0.03	1		1.52		0.70	1.87	0.35	49
Year ended 3-31-2016	10.64	-2.08	1		1.51		1.63	1.86	1.28	59
Year ended 3-31-2015	11.22	16.32	1		1.51		1.15	1.90	0.76	63
Year ended 3-31-2014	9.89	0.68	1		1.51		1.13	2.37	0.27	36

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	83

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LASALLE GLOBAL-RISK MANAGED REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$11.39	$0.12	$(0.32)	$(0.20)	$(0.37)	$(0.12)	$(0.49)
Year ended 3-31-2016	11.06	0.22	0.35	0.57	(0.13)	(0.11)	(0.24)
Year ended 3-31-2015	9.72	0.14	1.48	1.62	(0.28)	—	(0.28)
Year ended 3-31-2014	10.00	0.13	(0.24)	(0.11)	(0.17)	—	(0.17)
Class B Shares(4)
Year ended 3-31-2017	11.38	0.03	(0.31)	(0.28)	(0.30)	(0.12)	(0.42)
Year ended 3-31-2016	11.04	0.15	0.33	0.48	(0.03)	(0.11)	(0.14)
Year ended 3-31-2015	9.70	0.06	1.46	1.52	(0.18)	—	(0.18)
Year ended 3-31-2014	10.00	0.03	(0.23)	(0.20)	(0.10)	—	(0.10)
Class C Shares
Year ended 3-31-2017	11.38	(0.02)	(0.26)	(0.28)	(0.30)	(0.12)	(0.42)
Year ended 3-31-2016	11.04	0.13	0.33	0.46	(0.02)	(0.10)	(0.12)
Year ended 3-31-2015	9.70	0.05	1.47	1.52	(0.18)	—	(0.18)
Year ended 3-31-2014	10.00	0.03	(0.23)	(0.20)	(0.10)	—	(0.10)
Class I Shares
Year ended 3-31-2017	11.39	0.06	(0.23)	(0.17)	(0.38)	(0.12)	(0.50)
Year ended 3-31-2016	11.07	0.24	0.34	0.58	(0.15)	(0.11)	(0.26)
Year ended 3-31-2015	9.72	0.15	1.47	1.62	(0.27)	—	(0.27)
Year ended 3-31-2014	10.00	0.12	(0.24)	(0.12)	(0.16)	—	(0.16)
Class R Shares
Year ended 3-31-2017	11.39	0.04	(0.28)	(0.24)	(0.33)	(0.12)	(0.45)
Year ended 3-31-2016	11.05	0.18	0.34	0.52	(0.07)	(0.11)	(0.18)
Year ended 3-31-2015	9.70	0.09	1.47	1.56	(0.21)	—	(0.21)
Year ended 3-31-2014	10.00	0.06	(0.24)	(0.18)	(0.12)	—	(0.12)
Class Y Shares
Year ended 3-31-2017	11.40	0.07	(0.27)	(0.20)	(0.37)	(0.12)	(0.49)
Year ended 3-31-2016	11.07	0.23	0.33	0.56	(0.12)	(0.11)	(0.23)
Year ended 3-31-2015	9.72	0.13	1.50	1.63	(0.28)	—	(0.28)
Year ended 3-31-2014	10.00	0.13	(0.24)	(0.11)	(0.17)	—	(0.17)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Ratio of expenses to average net assets excluding offering cost was 2.15%.

(6)	Ratio of expenses to average net assets excluding offering cost was 1.27%.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.88%.

84	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$10.70	-1.79%	$35	1.51%		1.09%	1.63%	0.97%	54%
Year ended 3-31-2016	11.39	5.27	65	1.51		2.08	1.76	1.83	59
Year ended 3-31-2015	11.06	16.77	43	1.50		1.31	1.83	0.98	53
Year ended 3-31-2014	9.72	-1.00	20	1.51		1.39	2.08	0.82	38
Class B Shares(4)
Year ended 3-31-2017	10.68	-2.50	1	2.31		0.26	—	—	54
Year ended 3-31-2016	11.38	4.36	1	2.33		1.42	—	—	59
Year ended 3-31-2015	11.04	15.74	1	2.34		0.57	—	—	53
Year ended 3-31-2014	9.70	-1.92	1	2.53	(5)	0.32	2.58	0.27	38
Class C Shares
Year ended 3-31-2017	10.68	-2.52	8	2.29		-0.20	—	—	54
Year ended 3-31-2016	11.38	4.34	4	2.35		1.24	—	—	59
Year ended 3-31-2015	11.04	15.72	3	2.38		0.43	—	—	53
Year ended 3-31-2014	9.70	-1.91	2	2.53	(5)	0.33	2.58	0.28	38
Class I Shares
Year ended 3-31-2017	10.72	-1.44	63	1.22		0.57	1.32	0.47	54
Year ended 3-31-2016	11.39	5.37	11	1.39		2.25	—	—	59
Year ended 3-31-2015	11.07	16.79	10	1.47		1.46	—	—	53
Year ended 3-31-2014	9.72	-1.09	8	1.65	(6)	1.20	1.70	1.15	38
Class R Shares
Year ended 3-31-2017	10.70	-2.11	2	1.90		0.39	—	—	54
Year ended 3-31-2016	11.39	4.78	2	1.99		1.66	—	—	59
Year ended 3-31-2015	11.05	16.15	2	2.07		0.88	—	—	53
Year ended 3-31-2014	9.70	-1.72	2	2.26	(7)	0.60	2.31	0.55	38
Class Y Shares
Year ended 3-31-2017	10.71	-1.77	5	1.50		0.63	1.56	0.57	54
Year ended 3-31-2016	11.40	5.25	4	1.51		2.19	1.67	2.03	59
Year ended 3-31-2015	11.07	16.87	5	1.51		1.26	1.71	1.06	53
Year ended 3-31-2014	9.72	-0.98	3	1.50		1.35	1.95	0.90	38

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	85

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY NATURAL RESOURCES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$12.53	$(0.03)	$2.31	$2.28	$(0.01)	$—	$(0.01)
Year ended 3-31-2016	16.13	0.03	(3.63)	(3.60)	—	—	—
Year ended 3-31-2015	19.07	0.00 *	(2.94)	(2.94)	—	—	—
Year ended 3-31-2014	17.84	(0.02)	1.25	1.23	—	—	—
Year ended 3-31-2013	17.76	(0.03)	0.14	0.11	(0.03)	—	(0.03)
Class B Shares(4)
Year ended 3-31-2017	10.75	(0.15)	1.97	1.82	—	—	—
Year ended 3-31-2016	13.98	(0.11)	(3.12)	(3.23)	—	—	—
Year ended 3-31-2015	16.67	(0.15)	(2.54)	(2.69)	—	—	—
Year ended 3-31-2014	15.73	(0.15)	1.09	0.94	—	—	—
Year ended 3-31-2013	15.76	(0.14)	0.11	(0.03)	—	—	—
Class C Shares
Year ended 3-31-2017	10.55	(0.10)	1.94	1.84	—	—	—
Year ended 3-31-2016	13.67	(0.06)	(3.06)	(3.12)	—	—	—
Year ended 3-31-2015	16.26	(0.10)	(2.49)	(2.59)	—	—	—
Year ended 3-31-2014	15.31	(0.11)	1.06	0.95	—	—	—
Year ended 3-31-2013	15.31	(0.11)	0.11	0.00	—	—	—
Class E Shares
Year ended 3-31-2017	12.81	0.04	2.37	2.41	(0.07)	—	(0.07)
Year ended 3-31-2016	16.43	0.09	(3.71)	(3.62)	—	—	—
Year ended 3-31-2015	19.36	0.06	(2.99)	(2.93)	—	—	—
Year ended 3-31-2014	18.06	0.04	1.26	1.30	—	—	—
Year ended 3-31-2013	17.96	0.01	0.15	0.16	(0.06)	—	(0.06)
Class I Shares
Year ended 3-31-2017	13.02	0.05	2.41	2.46	(0.08)	—	(0.08)
Year ended 3-31-2016	16.69	0.10	(3.77)	(3.67)	—	—	—
Year ended 3-31-2015	19.63	0.09	(3.03)	(2.94)	—	—	—
Year ended 3-31-2014	18.28	0.07	1.28	1.35	—	—	—
Year ended 3-31-2013	18.19	0.06	0.14	0.20	(0.11)	—	(0.11)
Class N Shares(8)
Year ended 3-31-2017	13.06	0.07	2.42	2.49	(0.11)	—	(0.11)
Year ended 3-31-2016	16.70	0.13	(3.77)	(3.64)	—	—	—
Year ended 3-31-2015(5)	20.86	0.11	(4.27)	(4.16)	—	—	—
Class R Shares
Year ended 3-31-2017	12.37	(0.04)	2.28	2.24	—	—	—
Year ended 3-31-2016	15.94	0.01	(3.58)	(3.57)	—	—	—
Year ended 3-31-2015	18.87	(0.02)	(2.91)	(2.93)	—	—	—
Year ended 3-31-2014	17.67	(0.04)	1.24	1.20	—	—	—
Year ended 3-31-2013	17.58	(0.05)	0.14	0.09	—	—	—
Class Y Shares
Year ended 3-31-2017	12.80	0.01	2.38	2.39	(0.05)	—	(0.05)
Year ended 3-31-2016	16.45	0.06	(3.71)	(3.65)	—	—	—
Year ended 3-31-2015	19.39	0.04	(2.98)	(2.94)	—	—	—
Year ended 3-31-2014	18.10	0.02	1.27	1.29	—	—	—
Year ended 3-31-2013	18.02	0.02	0.13	0.15	(0.07)	—	(0.07)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	Effective March 3, 2017 Class R6 has been renamed Class N.

86	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$14.80	18.19%		$329	1.72%		-0.22%		—%	—%	64%
Year ended 3-31-2016	12.53	-22.32		415	1.66		0.18		—	—	17
Year ended 3-31-2015	16.13	-15.42		645	1.57		-0.03		—	—	22
Year ended 3-31-2014	19.07	6.90		1,008	1.56		-0.09		—	—	100
Year ended 3-31-2013	17.84	0.64		1,375	1.52		-0.18		—	—	83
Class B Shares(4)
Year ended 3-31-2017	12.57	16.93		7	2.77		-1.27		—	—	64
Year ended 3-31-2016	10.75	-23.10		10	2.65		-0.85		—	—	17
Year ended 3-31-2015	13.98	-16.14		21	2.47		-0.95		—	—	22
Year ended 3-31-2014	16.67	5.98		40	2.41		-0.95		—	—	100
Year ended 3-31-2013	15.73	-0.19		69	2.33		-0.97		—	—	83
Class C Shares
Year ended 3-31-2017	12.39	17.44		100	2.34		-0.84		—	—	64
Year ended 3-31-2016	10.55	-22.82		110	2.30		-0.47		—	—	17
Year ended 3-31-2015	13.67	-15.93		187	2.20		-0.65		—	—	22
Year ended 3-31-2014	16.26	6.21		291	2.18		-0.72		—	—	100
Year ended 3-31-2013	15.31	0.00	*	410	2.13		-0.78		—	—	83
Class E Shares
Year ended 3-31-2017	15.15	18.77		5	1.27		0.25		2.19	-0.67	64
Year ended 3-31-2016	12.81	-22.03		4	1.26		0.59		2.21	-0.36	17
Year ended 3-31-2015	16.43	-15.13		6	1.27		0.32		2.03	-0.44	22
Year ended 3-31-2014	19.36	7.20		7	1.27		0.20		2.12	-0.64	100
Year ended 3-31-2013	18.06	0.91		7	1.27		0.05		2.21	-0.89	83
Class I Shares
Year ended 3-31-2017	15.40	18.88		188	1.19		0.33		—	—	64
Year ended 3-31-2016	13.02	-21.99		103	1.16		0.67		—	—	17
Year ended 3-31-2015	16.69	-14.98		174	1.11		0.47		—	—	22
Year ended 3-31-2014	19.63	7.39		224	1.08		0.37		—	—	100
Year ended 3-31-2013	18.28	1.14		484	1.05		0.32		—	—	83
Class N Shares(8)
Year ended 3-31-2017	15.44	19.01		10	1.02		0.48		—	—	64
Year ended 3-31-2016	13.06	-21.80		11	1.00		0.92		—	—	17
Year ended 3-31-2015(5)	16.70	-19.94		5	0.95	(6)	0.97	(6)	—	—	22	(7)
Class R Shares
Year ended 3-31-2017	14.61	18.11		26	1.77		-0.25		—	—	64
Year ended 3-31-2016	12.37	-22.40		24	1.75		0.10		—	—	17
Year ended 3-31-2015	15.94	-15.53		33	1.69		-0.12		—	—	22
Year ended 3-31-2014	18.87	6.79		43	1.67		-0.20		—	—	100
Year ended 3-31-2013	17.67	0.51		50	1.63		-0.30		—	—	83
Class Y Shares
Year ended 3-31-2017	15.14	18.63		32	1.43		0.08		—	—	64
Year ended 3-31-2016	12.80	-22.19		33	1.40		0.42		—	—	17
Year ended 3-31-2015	16.45	-15.16		60	1.35		0.20		—	—	22
Year ended 3-31-2014	19.39	7.07		88	1.33		0.10		—	—	100
Year ended 3-31-2013	18.10	0.93		186	1.27		0.11		1.29	0.09	83

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	87

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$46.35	$(0.32)	$10.62	$10.30	$—	$—	$—
Year ended 3-31-2016	55.95	(0.35)	(7.99)	(8.34)	—	(1.26)	(1.26)
Year ended 3-31-2015	52.71	(0.36)	4.77	4.41	—	(1.17)	(1.17)
Year ended 3-31-2014	39.79	(0.30)	14.54	14.24	—	(1.32)	(1.32)
Year ended 3-31-2013	33.54	(0.27)	6.71	6.44	—	(0.19)	(0.19)
Class B Shares(4)
Year ended 3-31-2017	39.32	(0.59)	8.95	8.36	—	—	—
Year ended 3-31-2016	48.01	(0.63)	(6.80)	(7.43)	—	(1.26)	(1.26)
Year ended 3-31-2015	45.73	(0.65)	4.10	3.45	—	(1.17)	(1.17)
Year ended 3-31-2014	34.92	(0.59)	12.72	12.13	—	(1.32)	(1.32)
Year ended 3-31-2013	29.69	(0.48)	5.90	5.42	—	(0.19)	(0.19)
Class C Shares
Year ended 3-31-2017	40.70	(0.59)	9.28	8.69	—	—	—
Year ended 3-31-2016	49.63	(0.63)	(7.04)	(7.67)	—	(1.26)	(1.26)
Year ended 3-31-2015	47.21	(0.65)	4.24	3.59	—	(1.17)	(1.17)
Year ended 3-31-2014	35.99	(0.58)	13.12	12.54	—	(1.32)	(1.32)
Year ended 3-31-2013	30.57	(0.47)	6.08	5.61	—	(0.19)	(0.19)
Class E Shares
Year ended 3-31-2017	46.08	(0.33)	10.53	10.20	—	—	—
Year ended 3-31-2016	55.70	(0.42)	(7.94)	(8.36)	—	(1.26)	(1.26)
Year ended 3-31-2015	52.57	(0.45)	4.75	4.30	—	(1.17)	(1.17)
Year ended 3-31-2014	39.74	(0.38)	14.53	14.15	—	(1.32)	(1.32)
Year ended 3-31-2013	33.48	(0.29)	6.74	6.45	—	(0.19)	(0.19)
Class I Shares
Year ended 3-31-2017	50.49	(0.19)	11.58	11.39	—	—	—
Year ended 3-31-2016	60.64	(0.22)	(8.67)	(8.89)	—	(1.26)	(1.26)
Year ended 3-31-2015	56.87	(0.23)	5.17	4.94	—	(1.17)	(1.17)
Year ended 3-31-2014	42.72	(0.19)	15.66	15.47	—	(1.32)	(1.32)
Year ended 3-31-2013	35.88	(0.17)	7.20	7.03	—	(0.19)	(0.19)
Class N Shares(8)
Year ended 3-31-2017	50.62	(0.10)	11.61	11.51	—	—	—
Year ended 3-31-2016	60.70	(0.12)	(8.70)	(8.82)	—	(1.26)	(1.26)
Year ended 3-31-2015(5)	57.21	(0.12)	4.78	4.66	—	(1.17)	(1.17)
Class R Shares
Year ended 3-31-2017	45.45	(0.46)	10.39	9.93	—	—	—
Year ended 3-31-2016	55.05	(0.49)	(7.85)	(8.34)	—	(1.26)	(1.26)
Year ended 3-31-2015	52.04	(0.52)	4.70	4.18	—	(1.17)	(1.17)
Year ended 3-31-2014	39.42	(0.46)	14.40	13.94	—	(1.32)	(1.32)
Year ended 3-31-2013	33.32	(0.36)	6.65	6.29	—	(0.19)	(0.19)
Class Y Shares
Year ended 3-31-2017	48.70	(0.31)	11.15	10.84	—	—	—
Year ended 3-31-2016	58.68	(0.34)	(8.38)	(8.72)	—	(1.26)	(1.26)
Year ended 3-31-2015	55.20	(0.35)	5.00	4.65	—	(1.17)	(1.17)
Year ended 3-31-2014	41.60	(0.31)	15.23	14.92	—	(1.32)	(1.32)
Year ended 3-31-2013	35.03	(0.26)	7.02	6.76	—	(0.19)	(0.19)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	Effective March 3, 2017 Class R6 has been renamed Class N.

88	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$56.65	22.22%	$1,026	1.30%		-0.66%		—%	—%	16%
Year ended 3-31-2016	46.35	-15.10	1,790	1.28		-0.69		—	—	24
Year ended 3-31-2015	55.95	8.48	2,198	1.26		-0.67		—	—	32
Year ended 3-31-2014	52.71	35.99	1,998	1.26		-0.63		—	—	35
Year ended 3-31-2013	39.79	19.28	759	1.37		-0.79		—	—	43
Class B Shares(4)
Year ended 3-31-2017	47.68	21.26	48	2.06		-1.41		—	—	16
Year ended 3-31-2016	39.32	-15.71	52	2.02		-1.42		—	—	24
Year ended 3-31-2015	48.01	7.67	69	2.01		-1.42		—	—	32
Year ended 3-31-2014	45.73	34.91	71	2.04		-1.42		—	—	35
Year ended 3-31-2013	34.92	18.37	40	2.17		-1.59		—	—	43
Class C Shares
Year ended 3-31-2017	49.39	21.35	683	2.00		-1.35		—	—	16
Year ended 3-31-2016	40.70	-15.68	833	1.97		-1.37		—	—	24
Year ended 3-31-2015	49.63	7.73	999	1.95		-1.37		—	—	32
Year ended 3-31-2014	47.21	35.02	776	1.97		-1.34		—	—	35
Year ended 3-31-2013	35.99	18.47	278	2.07		-1.50		—	—	43
Class E Shares
Year ended 3-31-2017	56.28	22.13	25	1.33		-0.67		1.58	-0.92	16
Year ended 3-31-2016	46.08	-15.21	21	1.41		-0.82		1.54	-0.95	24
Year ended 3-31-2015	55.70	8.29	22	1.43		-0.84		1.55	-0.96	32
Year ended 3-31-2014	52.57	35.80	17	1.43		-0.80		1.63	-1.00	35
Year ended 3-31-2013	39.74	19.31	9	1.43		-0.85		1.91	-1.33	43
Class I Shares
Year ended 3-31-2017	61.88	22.56	1,327	1.00		-0.35		—	—	16
Year ended 3-31-2016	50.49	-14.84	1,364	0.97		-0.39		—	—	24
Year ended 3-31-2015	60.64	8.79	1,871	0.97		-0.39		—	—	32
Year ended 3-31-2014	56.87	36.37	1,411	0.99		-0.36		—	—	35
Year ended 3-31-2013	42.72	19.70	322	1.04		-0.46		—	—	43
Class N Shares(8)
Year ended 3-31-2017	62.13	22.74	93	0.85		-0.18		—	—	16
Year ended 3-31-2016	50.62	-14.71	65	0.83		-0.22		—	—	24
Year ended 3-31-2015(5)	60.70	8.25	12	0.82	(6)	-0.32	(6)	—	—	32	(7)
Class R Shares
Year ended 3-31-2017	55.38	21.85	108	1.59		-0.94		—	—	16
Year ended 3-31-2016	45.45	-15.35	110	1.57		-0.98		—	—	24
Year ended 3-31-2015	55.05	8.15	114	1.57		-0.98		—	—	32
Year ended 3-31-2014	52.04	35.56	105	1.59		-0.96		—	—	35
Year ended 3-31-2013	39.42	18.96	56	1.64		-1.07		—	—	43
Class Y Shares
Year ended 3-31-2017	59.54	22.26	644	1.24		-0.59		—	—	16
Year ended 3-31-2016	48.70	-15.04	754	1.22		-0.63		—	—	24
Year ended 3-31-2015	58.68	8.53	1,030	1.22		-0.63		—	—	32
Year ended 3-31-2014	55.20	36.02	1,043	1.24		-0.61		—	—	35
Year ended 3-31-2013	41.60	19.40	552	1.29		-0.71		—	—	43

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	89

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

MARCH 31, 2017

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Advantus Real Estate Securities Fund (formerly know as Ivy Real Estate Securities Fund), Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Natural Resources Fund (formerly known as Ivy Global Natural Resources Fund) and Ivy Science and Technology Fund (each, a “Fund”) are eight series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class B, Class C, Class I, Class Y, and Class R shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Certain Funds may also offer Class E shares. Class E shares are closed for all investments in the Ivy Balanced Fund and Ivy Energy Fund. Certain Funds may also offer Class N (formerly Class R6) shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

90	ANNUAL REPORT	2017

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

2017	ANNUAL REPORT	91

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are

92	ANNUAL REPORT	2017

appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

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Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

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Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of March 31, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

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4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Asset Strategy Fund and Ivy Natural Resources Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Asset Strategy Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

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Ivy Asset Strategy Fund and Ivy Science and Technology Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums. Ivy Balanced Fund purchases and writes call and put options on equity index options for hedging purposes.

Swap Agreements. Certain Funds may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Asset Strategy Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2017:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Asset Strategy Fund
Unrealized appreciation on swap agreements	$5,650	$—	$5,650	$—	$—	$(5,053)	$597
Ivy Science and Technology Fund
Investments in unaffiliated securities at value*	$2,063	$—	$2,063	$—	$(1,651)	$—	$412

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

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Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Asset Strategy Fund
Unrealized depreciation on forward foreign currency contracts(1)	$11	$—	$11	$—	$(11)	$—	$—
Ivy Natural Resources Fund
Unrealized depreciation on forward foreign currency contracts(1)	$756	$—	$756	$—	$(463)	$—	$293

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2017:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Asset Strategy Fund	Equity	Unrealized appreciation on swap agreements	$5,650		$—
Ivy Natural Resources Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	715
Ivy Science and Technology Fund	Equity	Investments in unaffiliated securities at value*	2,063		—

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2017:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$(6,839)	$3,815	$604	$5,072	$—	$2,652
	Foreign currency	—	—	—	—	4,966	4,966
Ivy Balanced Fund	Equity	(38,339)	—	—	7,189	—	(31,150)
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	7,980	7,980
Ivy Science and Technology Fund	Equity	(2,887)	—	—	4,973	—	2,086

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2017:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$—	$5,650	$—	$—	$—	$5,650
	Foreign currency	—	—	—	—	732	732
Ivy Balanced Fund	Equity	15,179	—	—	(2,654)	—	12,525
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	(970)	(970)
Ivy Science and Technology Fund	Equity	1,056	—	—	(1,425)	—	(369)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2017, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Ivy Asset Strategy Fund	$89	$—	$—	$29,897	$896	$2,702
Ivy Balanced Fund	—	—	—	—	1,536	230
Ivy Natural Resources Fund	298	—	—	—	—	—
Ivy Science and Technology Fund	—	—	—	—	413	950

(1)	Average value outstanding during the period.

(2)	Average notional amount outstanding during the period.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 3-31-16	Options written	Options closed	Options exercised	Options expired	Outstanding at 3-31-17
Ivy Asset Strategy Fund
Number of Contracts	N/A	69,074	(11,709)	(37,742)	(19,623)	N/A
Premium Received	N/A	$23,092	$(2,370)	$(17,811)	$(2,911)	N/A

Ivy Balanced Fund
Number of Contracts	7,515	4,028	—	—	(11,543)	N/A
Premium Received	$4,565	$2,624	$—	$—	$(7,189)	N/A

Ivy Science and Technology Fund
Number of Contracts	29,318	120,546	(90,523)	(4,061)	(55,280)	N/A
Premium Received	$1,462	$20,928	$(20,069)	$(410)	$(1,911)	N/A

6.	BASIS FOR CONSOLIDATION OF THE IVY ASSET STRATEGY FUND

Ivy ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Asset Strategy Fund (referred to as “the Fund” in this subsection). Ivy ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

2017	ANNUAL REPORT	99

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2017 of the Subsidiary and the Company to the Fund (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy ASF II, Ltd.	1-31-13	4-10-13	$4,380,517	$201,582	4.60%
Ivy ASF III (SBP), LLC	4-9-13	4-23-13	4,380,517	73,662	1.68

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $8,000M	$8,000 to $10,000M	$10,000 to $13,000M	$13,000 to $28,000M	$28,000 to $53,000M	Over $53,000M
Ivy Advantus Real Estate Securities Fund	0.900%	0.900%	0.870%	0.840%	0.800%	0.760%	0.760%	0.720%	0.720%	0.720%	0.720%
Ivy Asset Strategy Fund	0.700	0.700	0.650	0.600	0.550	0.550	0.550	0.550	0.550	0.545	0.540
Ivy Balanced Fund	0.700	0.700	0.650	0.600	0.550	0.540	0.540	0.530	0.530	0.530	0.530
Ivy Energy Fund	0.850	0.850	0.830	0.800	0.760	0.750	0.750	0.740	0.740	0.740	0.740
Ivy LaSalle Global Real Estate Fund	0.950	0.950	0.920	0.870	0.840	0.820	0.820	0.800	0.800	0.800	0.800
Ivy LaSalle Global Risk-Managed Real Estate Fund	0.950	0.950	0.920	0.870	0.840	0.820	0.820	0.800	0.800	0.800	0.800
Ivy Natural Resources Fund	1.000	0.850	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700	0.700
Ivy Science and Technology Fund	0.850	0.850	0.830	0.800	0.760	0.760	0.755	0.755	0.750	0.750	0.750

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2017.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Advantus Capital Management, Inc. (“Advantus”), Advantus serves as subadviser to Ivy Advantus Real Estate Securities Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser to Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

100	ANNUAL REPORT	2017

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2017, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Advantus Real Estate Securities Fund	$277	$1		$6		$1		$—	$262
Ivy Asset Strategy Fund	465	2		616		271		—	524
Ivy Balanced Fund	683	14		144		96		—	828
Ivy Energy Fund	217	2		5		19		—	229
Ivy LaSalle Global Real Estate Fund	51	—	*	—	*	—	*	N/A	50
Ivy LaSalle Global Risk-Managed Real Estate Fund	87	—	*	—	*	2		N/A	105
Ivy Natural Resources Fund	294	1		9		3		—	286
Ivy Science and Technology Fund	629	9		88		84		—	674

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

2017	ANNUAL REPORT	101

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Advantus Real Estate Securities Fund	All Classes	Contractual	12-3-2012	7-31-2017	N/A	$684	(1)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2017	1.45%	$10		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Asset Strategy Fund	Class E	Contractual	8-1-2008	7-31-2017	1.00%	$113		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Balanced Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Energy Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy LaSalle Global Real Estate Fund	All Classes	Contractual	1-12-2017		N/A	$23	(2)	Investment Management Fee
	Class A	Contractual	4-1-2013	7-31-2017	1.51%	$81		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	1-12-2017	7-31-2018	1.05%	$6		Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2017	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy LaSalle Global Risk-Managed Real Estate Fund	Class A	Contractual	4-1-2013	7-31-2017	1.51%	$59		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2016	7-31-2017	1.16%	$45		Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2017	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Natural Resources Fund	Class E	Contractual	8-1-2008	7-31-2017	1.27%	$46		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Science and Technology Fund	Class E	Contractual	8-1-2008	7-31-2017	1.30%	$55		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A

(1)	The Fund’s investment management fee is being reduced by 0.10% of average daily net assets until July 31, 2017.

(2)	Due to Class A, Class I and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2017.

102	ANNUAL REPORT	2017

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2017 follows:

	3-31-16 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-17 Share Balance	3-31-17 Value
Ivy Asset Strategy Fund
Media Group Holdings LLC, Series H(1)	640	$—	$—	$—	$—	640	$5,864
Media Group Holdings LLC, Series I(1)	381	—	—	—	—	381	37,217
Media Group Holdings LLC, Series T(1)	80	—	—	—	—	80	29,930

				$—	$—		$73,011

	3-31-16 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-17 Share Balance	3-31-17 Value
Ivy Science and Technology Fund
ACI Worldwide, Inc.(1)	8,611	$—	$18,292	$(2,512)	$—	7,802	$166,894
Acxiom Corp.(1)(2)	6,256	—	78,811	3,701	—	N/A	N/A
Arcadia Biosciences, Inc.(1)	3,161	—	5,639	(4,860)	—	2,456	1,674
Aspen Technology, Inc.(1)(2)	5,192	—	53,515	78,027	—	N/A	N/A
Avinger, Inc.(1)	1,363	7,392	4,659	(3,486)	—	3,125	5,938
BioAmber, Inc., expires 5-9-17	1,276	—	—	—	—	1,276	55
BioAmber, Inc.(1)	4,883	—	12,834	(9,835)	—	3,813	8,847
Euronet Worldwide, Inc.(1)(2)	3,271	—	60,026	44,655	—	N/A	N/A
Evogene Ltd.(1)	1,852	—	6,010	(3,963)	—	1,465	7,830
Marrone Bio Innovations, Inc.(1)	2,608	—	—	—	—	2,608	5,085
Marrone Bio Innovations, Inc., expires 8-20-23	2,390	—	—	—	—	2,390	95
Nanometrics, Inc.(1)(2)	1,438	—	23,767	10,853	—	N/A	N/A
Photronics, Inc.(1)(2)	4,528	—	18,717	5,961	—	N/A	N/A
Rambus, Inc.(1)(2)	6,607	—	11,967	2,073	—	N/A	N/A
Semtech Corp.(1)(2)	3,890	—	58,666	6,251	—	N/A	N/A
Silver Spring Networks, Inc.(1)	4,810	—	14,771	(5,531)	—	4,105	46,341
WNS (Holdings) Ltd. ADR(1)	6,346	—	20,868	4,465	—	5,463	156,309

				$125,799	$—		$399,068

	3-31-16 Principal Balance				Interest Received	3-31-17 Principal Balance
Marrone Bio Innovations, Inc., 8.000%, 8-20-20	$23,900	$—	$—	$—	$1,912	$23,900	$24,003

(1)	No dividends were paid during the preceding 12 months.

(2)	No longer affiliated as of March 31, 2017.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Advantus Real Estate Securities Fund	$—	$522,783	$—	$587,227
Ivy Asset Strategy Fund	109,485	2,499,579	1,479,198	4,633,671
Ivy Balanced Fund	144,858	948,295	60,796	1,284,956
Ivy Energy Fund	—	250,792	—	201,664
Ivy LaSalle Global Real Estate Fund	—	17,207	—	16,818
Ivy LaSalle Global Risk-Managed Real Estate Fund	—	93,680	—	60,123
Ivy Natural Resources Fund	—	451,012	—	568,553
Ivy Science and Technology Fund	—	673,407	—	2,681,980

2017	ANNUAL REPORT	103

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Advantus Real Estate Securities Fund				Ivy Asset Strategy Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,944	$55,447	3,890	$106,596	5,838	$122,856	22,948	$551,405
Class B	24	678	7	189	46	922	267	5,877
Class C	144	4,105	132	3,567	1,693	33,938	13,159	299,265
Class E	38	1,105	21	561	194	4,097	314	7,601
Class I	9,059	260,845	328	9,121	26,993	571,008	38,032	921,901
Class N	35	973	22	603	604	12,885	3,915	101,824
Class R	30	871	40	1,080	621	12,927	1,279	30,102
Class Y	531	15,402	532	14,790	1,161	24,456	5,868	142,021
Shares issued in reinvestment of distributions to shareholders:
Class A	1,018	26,334	1,064	28,062	—	—	10,548	235,013
Class B	13	323	9	220	—	—	968	20,489
Class C	59	1,496	32	839	—	—	12,107	257,989
Class E	14	369	7	187	—	—	162	3,631
Class I	735	18,999	26	678	—	—	10,105	227,453
Class N	10	274	7	193	—	—	214	4,824
Class R	4	109	3	82	—	—	283	6,259
Class Y	516	13,341	333	8,788	—	—	1,687	37,676
Shares redeemed:
Class A	(10,732)	(305,675)	(5,701)	(155,961)	(97,094)	(2,039,468)	(126,737)	(2,961,582)
Class B	(66)	(1,790)	(72)	(1,880)	(7,749)	(154,123)	(9,780)	(213,453)
Class C	(255)	(6,917)	(237)	(6,374)	(114,307)	(2,289,013)	(148,185)	(3,251,127)
Class E	(26)	(733)	(23)	(619)	(1,006)	(21,241)	(729)	(17,115)
Class I	(2,290)	(63,768)	(339)	(9,232)	(97,150)	(2,069,199)	(283,465)	(6,589,289)
Class N	(36)	(1,017)	(43)	(1,190)	(563)	(12,093)	(4,032)	(88,444)
Class R	(26)	(735)	(48)	(1,291)	(2,762)	(57,472)	(2,657)	(61,416)
Class Y	(1,375)	(37,525)	(1,662)	(45,474)	(14,846)	(312,587)	(26,758)	(622,635)
Net decrease	(632)	$(17,489)	(1,672)	$(46,465)	(298,327)	$(6,172,107)	(480,487)	$(10,951,731)

104	ANNUAL REPORT	2017

	Ivy Balanced Fund				Ivy Energy Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	9,363	$219,911	21,298	$513,404	6,118	$79,185	10,111	$120,043
Class B	798	18,523	1,129	26,117	95	1,161	111	1,212
Class C	6,853	159,771	15,378	363,828	1,540	18,711	3,899	44,748
Class E	—	—	—	—	—	—	—	—
Class I	28,861	672,214	7,443	177,748	13,750	184,444	6,815	82,314
Class N	291	6,841	162	3,872	792	10,642	359	4,569
Class R	185	4,367	367	9,060	1,092	14,314	902	10,514
Class Y	1,032	24,290	2,019	48,921	3,569	48,220	3,225	38,975
Shares issued in reinvestment of distributions to shareholders:
Class A	775	18,249	2,921	69,248	—	—	—	—
Class B	49	1,150	130	3,055	—	—	—	—
Class C	503	11,750	1,444	34,019	—	—	—	—
Class E	— *	2	— *	11	—	—	—	—
Class I	690	16,284	663	15,716	—	—	—	—
Class N	11	253	10	230	—	—	—	—
Class R	10	244	26	611	—	—	—	—
Class Y	82	1,939	286	6,787	—	—	—	—
Shares redeemed:
Class A	(38,939)	(909,674)	(14,265)	(342,248)	(12,173)	(154,744)	(7,435)	(86,675)
Class B	(1,185)	(27,833)	(662)	(15,714)	(116)	(1,373)	(139)	(1,500)
Class C	(17,117)	(402,578)	(6,624)	(157,888)	(2,372)	(29,004)	(2,226)	(23,954)
Class E	—	—	—	—	—	—	—	—
Class I	(18,097)	(429,246)	(4,176)	(100,151)	(5,126)	(69,280)	(4,821)	(57,789)
Class N	(116)	(2,754)	(96)	(2,431)	(313)	(4,201)	(93)	(1,145)
Class R	(197)	(4,683)	(161)	(3,852)	(883)	(11,675)	(219)	(2,586)
Class Y	(3,621)	(85,832)	(4,095)	(98,653)	(3,456)	(46,422)	(2,019)	(23,172)
Net increase (decrease)	(29,769)	$(706,812)	23,197	$551,690	2,517	$39,978	8,470	$105,554

	Ivy LaSalle Global Real Estate Fund				Ivy LaSalle Global Risk-Managed Real Estate Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	450	$4,678	1,129	$11,908	4,447	$49,992	3,245	$34,844
Class B	4	42	4	38	29	334	22	245
Class C	31	321	21	218	536	6,071	71	754
Class I	2,332	23,824	32	342	7,668	84,172	86	918
Class R	1	13	1	15	22	251	1	10
Class Y	7	78	29	304	535	6,150	79	866
Shares issued in reinvestment of distributions to shareholders:
Class A	52	528	93	934	238	2,576	83	868
Class B	— *	1	— *	1	2	17	— *	1
Class C	1	7	1	8	13	141	1	16
Class I	16	158	2	21	135	1,409	2	21
Class R	—	—	—	—	—	—	—	—
Class Y	— *	1	1	8	5	51	2	17
Shares redeemed:
Class A	(2,127)	(21,684)	(1,059)	(10,931)	(7,037)	(77,168)	(1,412)	(14,960)
Class B	(4)	(41)	(2)	(18)	(36)	(386)	(71)	(738)
Class C	(26)	(270)	(20)	(204)	(171)	(1,827)	(25)	(268)
Class I	(676)	(6,981)	(25)	(262)	(2,879)	(31,690)	(86)	(892)
Class R	— *	(2)	— *	(3)	(4)	(39)	(1)	(6)
Class Y	(22)	(229)	(40)	(424)	(433)	(4,993)	(132)	(1,445)
Net increase	39	$444	167	$1,955	3,070	$35,061	1,865	$20,251

*	Not shown due to rounding.

2017	ANNUAL REPORT	105

	Ivy Natural Resources Fund				Ivy Science and Technology Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,526	$35,828	5,731	$76,137	3,424	$168,361	11,585	$601,356
Class B	26	312	23	268	68	2,863	183	7,964
Class C	439	5,259	843	9,631	1,021	44,274	4,753	221,674
Class E	69	1,026	65	902	82	4,083	105	5,343
Class I	9,500	136,570	2,891	42,195	12,351	658,557	11,473	652,285
Class N	181	2,741	727	9,654	734	38,993	1,177	63,617
Class R	593	8,413	574	7,745	513	25,118	1,017	51,832
Class Y	506	7,433	584	8,054	2,220	116,203	4,242	230,423
Shares issued in reinvestment of distributions to shareholders:
Class A	14	212	—	—	—	—	939	47,673
Class B	—	—	—	—	—	—	35	1,501
Class C	—	—	—	—	—	—	486	21,684
Class E	1	22	—	—	—	—	11	548
Class I	57	926	—	—	—	—	599	33,085
Class N	4	71	—	—	—	—	18	990
Class R	—	—	—	—	—	—	55	2,728
Class Y	6	100	—	—	—	—	358	19,079
Shares redeemed:
Class A	(13,419)	(185,253)	(12,644)	(175,626)	(23,945)	(1,165,345)	(13,172)	(661,718)
Class B	(371)	(4,522)	(634)	(7,813)	(402)	(16,794)	(331)	(14,108)
Class C	(2,764)	(33,166)	(4,062)	(47,940)	(7,661)	(332,575)	(4,902)	(214,346)
Class E	(84)	(1,230)	(83)	(1,162)	(84)	(4,134)	(55)	(2,681)
Class I	(5,210)	(77,678)	(5,427)	(76,283)	(17,919)	(962,281)	(15,913)	(844,167)
Class N	(382)	(5,661)	(143)	(1,959)	(525)	(28,719)	(120)	(6,317)
Class R	(768)	(10,820)	(679)	(9,485)	(975)	(47,192)	(729)	(36,266)
Class Y	(1,019)	(14,998)	(1,641)	(23,133)	(6,875)	(359,516)	(6,672)	(351,670)
Net decrease	(10,095)	$(134,415)	(13,875)	$(188,815)	(37,973)	$(1,858,104)	(4,858)	$(169,491)

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2017 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Advantus Real Estate Securities Fund	$480,661	$146,803	$3,529	$143,274
Ivy Asset Strategy Fund	4,589,736	512,530	759,406	(246,876)
Ivy Balanced Fund	1,999,395	293,808	71,982	221,826
Ivy Energy Fund	481,326	91,033	8,057	82,976
Ivy LaSalle Global Real Estate Fund	32,844	1,981	1,384	597
Ivy LaSalle Global Risk-Managed Real Estate Fund	112,306	4,240	3,067	1,173
Ivy Natural Resources Fund	670,165	104,114	75,793	28,321
Ivy Science and Technology Fund	2,411,738	1,738,341	195,202	1,543,139

106	ANNUAL REPORT	2017

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended March 31, 2017 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Advantus Real Estate Securities Fund	$223	$33,280	$—	$5,709	$—
Ivy Asset Strategy Fund	4,361	—	—	—	—
Ivy Balanced Fund	11,201	30,589	—	—	—
Ivy Energy Fund	—	—	—	—	1,201
Ivy LaSalle Global Real Estate Fund	—	36	—	—	—
Ivy LaSalle Global Risk-Managed Real Estate Fund	39	101	—	712	—
Ivy Natural Resources Fund	—	—	—	—	—
Ivy Science and Technology Fund	—	112,084	—	—	5,730

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2017 and 2016 were as follows:

	March 31, 2017		March 31, 2016
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Advantus Real Estate Securities Fund	$12,802	$49,890	$10,986	$28,841
Ivy Asset Strategy Fund	—	—	37,222	959,717
Ivy Balanced Fund	28,198	28,965	48,087	100,678
Ivy Energy Fund	—	—	—	—
Ivy LaSalle Global Real Estate Fund	638	137	711	368
Ivy LaSalle Global Risk-Managed Real Estate Fund	3,629	1,360	912	528
Ivy Natural Resources Fund	1,442	—	—	—
Ivy Science and Technology Fund	—	—	—	144,996

(1)	Includes short-term capital gains, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended March 31, 2017:

	Pre-Enactment		Post-Enactment
Fund	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Advantus Real Estate Securities Fund	$—	$—	$—	$—
Ivy Asset Strategy Fund	—	—	70,840	—
Ivy Balanced Fund	—	—	—	—
Ivy Energy Fund	6,022	—	38,989	51,576
Ivy LaSalle Global Real Estate Fund	—	—	—	—
Ivy LaSalle Global Risk-Managed Real Estate Fund	—	—	—	—
Ivy Natural Resources Fund	1,529,206	—	263,604	357,904
Ivy Science and Technology Fund	—	—	—	—

2017	ANNUAL REPORT	107

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies, partnership transactions, and expiring capital loss carryovers. At March 31, 2017, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Advantus Real Estate Securities Fund	$1,413	$(1,413)	$—	$—
Ivy Asset Strategy Fund	(213,899)	217,144	(3,250)	5
Ivy Balanced Fund	8,537	(8,536)	(1)	—
Ivy Energy Fund	4,689	(2,714)	(1,975)	—
Ivy LaSalle Global Real Estate Fund	286	(286)	—	—
Ivy LaSalle Global Risk-Managed Real Estate Fund	1,347	(1,347)	—	—
Ivy Natural Resources Fund	2,075	(1,716)	(359)	—
Ivy Science and Technology Fund	31,699	9	(31,708)	—

108	ANNUAL REPORT	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Advantus Real Estate Securities Fund (formerly, Ivy Real Estate Securities Fund), Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Natural Resources Fund (formerly, Ivy Global Natural Resources Fund), and Ivy Science and Technology Fund, each a series of Ivy Funds (the “Funds”), as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

May 22, 2017

2017	ANNUAL REPORT	109

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2017:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Advantus Real Estate Securities Fund	$—	$—
Ivy Asset Strategy Fund	—	—
Ivy Balanced Fund	20,361,103	25,408,153
Ivy Energy Fund	—	—
Ivy LaSalle Global Real Estate Fund	—	—
Ivy LaSalle Global Risk-Managed Real Estate Fund	—	—
Ivy Natural Resources Fund	1,441,300	1,441,300
Ivy Science and Technology Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Advantus Real Estate Securities Fund	$49,889,971	(1)
Ivy Asset Strategy Fund	—
Ivy Balanced Fund	28,964,858
Ivy Energy Fund	—
Ivy LaSalle Global Real Estate Fund	136,786
Ivy LaSalle Global Risk-Managed Real Estate Fund	1,359,589	(2)
Ivy Natural Resources Fund	—
Ivy Science and Technology Fund	—

(1)	Of this amount $2,282,877 is Unrecaptured Section 1250 Gain.

(2)	Of this amount $403,619 is Unrecaptured Section 1250 Gain.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

110	ANNUAL REPORT	2017

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Each member of the Board is also a member of the Board of Trustees of IVH and NextShares, and also serves as Trustee of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH and NextShares.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	95	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2009	Professor of Law, Washburn University School of Law (1973 to present).	95	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	111

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2009	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	95	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board, (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to 2016); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).	95	Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

112	ANNUAL REPORT	2017

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	95	Director and Shareholder, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee/Chairman, Advisors Fund Complex (52 portfolios overseen); Trustee/Chairman, IVH; Trustee/Chairman, NextShares.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	95	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2009	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	95	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	113

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	95	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	95	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942			Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	95	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

114	ANNUAL REPORT	2017

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016); Secretary for each of the funds in the Funds Complex (2016 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

2017	ANNUAL REPORT	115

ANNUAL PRIVACY NOTICE	IVY FUNDS

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

116	ANNUAL REPORT	2017

PROXY VOTING INFORMATION	IVY FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2017	ANNUAL REPORT	117

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118	ANNUAL REPORT	2017

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund1

1(formerly known as Ivy Small Cap Value Fund)

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund1

1(formerly known as Ivy Emerging Markets Local Currency Debt Fund)

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Speciality Funds

Ivy Advantus Real Estate Securities Fund1

1(formerly known as Ivy Real Estate Securities Fund)

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Natural Resources Fund1

1(formerly known as Ivy Global Natural Resources Fund)

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Advantus Bond Fund1

1(formerly known as Ivy Bond Fund)

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Global Bond Fund

Ivy Government Money Market Fund1

1(formerly known as Ivy Money Market Fund)

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund1

1(formerly known as Ivy Targeted Return Bond Fund)

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2017	ANNUAL REPORT	119

ANN-IVYSPEC (3-17)

Annual Report MARCH 31, 2017

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Advantus Bond Fund	IBOAX	IBOBX	IBOCX	IVBEX	IVBIX	IBNDX	IYBDX	IBOYX

Ivy Core Equity Fund	WCEAX	WCEBX	WTRCX	ICFEX	ICIEX	ICEQX	IYCEX	WCEYX

Ivy Cundill Global Value Fund	ICDAX	ICDBX	ICDCX	ICVEX	ICVIX	ICNGX	IYCUX	ICDYX

Ivy Dividend Opportunities Fund	IVDAX	IVDBX	IVDCX	IDIEX	IVDIX	IDOTX	IYDVX	IVDYX

Ivy Emerging Markets Equity Fund	IPOAX	IPOBX	IPOCX	IPOEX	IPOIX	IMEGX	IYPCX	IPOYX

Ivy European Opportunities Fund	IEOAX	IEOBX	IEOCX	IVEOX	IEOIX	IEURX	IYEUX	IEOYX

Ivy Global Bond Fund	IVSAX	IVSBX	IVSCX		IVSIX	IVBDX	IYGOX	IVSYX

Ivy Global Equity Income Fund	IBIAX	IBIBX	IBICX		IBIIX	IICNX	IYGEX	IBIYX

Ivy Global Growth Fund	IVINX	IVIBX	IVNCX	IIGEX	IGIIX	ITGRX	IYIGX	IVIYX

Ivy Global Income Allocation Fund	IVBAX	IVBBX	IVBCX	IIBEX	IIBIX	ILIAX	IYGBX	IVBYX

Ivy Government Money Market Fund	WRAXX	WRBXX	WRCXX	IVEXX

Ivy High Income Fund	WHIAX	WHIBX	WRHIX	IVHEX	IVHIX	IHIFX	IYHIX	WHIYX

Ivy International Core Equity Fund	IVIAX	IIFBX	IVIFX	IICEX	ICEIX	IINCX	IYITX	IVVYX

Ivy Large Cap Growth Fund	WLGAX	WLGBX	WLGCX	ILCEX	IYGIX	ILGRX	WLGRX	WLGYX

Ivy Limited-Term Bond Fund	WLTAX	WLTBX	WLBCX	IVLEX	ILTIX	ILMDX	IYLTX	WLTYX

Ivy Managed International Opportunities Fund	IVTAX	IVTBX	IVTCX	IVTEX	IVTIX		IYMGX	IVTYX

Ivy Micro Cap Growth Fund	IGWAX	IGWBX	IGWCX		IGWIX	IMIGX	IYMRX	IGWYX

Ivy Mid Cap Growth Fund	WMGAX	WMGBX	WMGCX	IMCEX	IYMIX	IGRFX	WMGRX	WMGYX

Ivy Mid Cap Income Opportunities Fund	IVOAX		IVOCX	IVOEX	IVOIX	IVOSX	IVORX	IVOYX

Ivy Municipal Bond Fund	WMBAX	WMBBX	WMBCX		IMBIX			WMBYX

Ivy Municipal High Income Fund	IYIAX	IYIBX	IYICX		WYMHX			IYIYX

Ivy Small Cap Core Fund	IYSAX	IYSBX	IYSCX	IYVIX	IVVIX	ISPVX	IYSMX	IYSYX

Ivy Small Cap Growth Fund	WSGAX	WSGBX	WRGCX	ISGEX	IYSIX	IRGFX	WSGRX	WSCYX

Ivy Tax-Managed Equity Fund	IYEAX	IYEBX	IYECX		WYTMX			IYEYX

Ivy Value Fund	IYVAX	IYVBX	IYVCX	IVVEX	IYAIX	IVALX	IYVLX	IYVYX

IVY INVESTMENTSSM refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

MARCH 31, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

The 12-month fiscal period brought market volatility, political surprises and, by the end of March 2017, an upswing in the equity markets. Across the fiscal year, investors endured concerns about global economic growth, the level of interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election. Following that election in November 2016, the domestic equity markets rose sharply and the bond markets saw a slight rise, with both trends carrying into early 2017. See the table for a fiscal year-over-year comparison in some common market metrics.

Many investors may be unsettled by the prospect that continued change — in leadership of key countries around the world, in government policy, in interest rate levels — will contribute to market volatility and general uncertainty. While that may be true at times, we believe it is important to stay focused on the fundamentals and merits of sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While government policies can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your funds’ fiscal period, the U.S. economy remained fundamentally sound. The U.S. remains a relative bright spot in the world, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market.

The Federal Reserve raised interest rates slightly in December 2016 and again in March 2017, with an indication that two more increases may be executed in 2017. We believe that job growth and inflation will be the most important determinants in the direction of long-term central bank policy. Overseas, the European Central Bank and Bank of Japan continue to evaluate their policies, as both areas are seeing only slight economic growth.

China, in the face of economic softening in late 2015, turned toward more aggressive stimulus. Given recent economic improvement, authorities have tightened liquidity within the financial system while fiscal stimulus has continued. We believe economic growth in China is likely to hold steady, which should support broader global growth.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	3/31/2017	3/31/2016
S&P 500 Index	2,362.72	2,059.74
MSCI EAFE Index	1,792.98	1,652.04
10-Year Treasury Yield	2.40%	1.78%
U.S. unemployment rate	4.5%	5.0%
30-year fixed mortgage rate	4.14%	3.71%
Oil price per barrel	$50.60	$38.34

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Advantus Bond Fund
Class A	$1,000	$990.60	$5.28	$1,000	$1,019.60	$5.35	1.07%
Class B**	$1,000	$986.10	$9.83	$1,000	$1,015.03	$9.97	1.99%
Class C	$1,000	$987.30	$8.64	$1,000	$1,016.23	$8.77	1.75%
Class E	$1,000	$990.70	$5.18	$1,000	$1,019.71	$5.25	1.05%
Class I	$1,000	$992.60	$3.19	$1,000	$1,021.69	$3.23	0.65%
Class N****	$1,000	$993.10	$2.79	$1,000	$1,022.12	$2.83	0.56%
Class R	$1,000	$989.40	$6.57	$1,000	$1,018.37	$6.66	1.32%
Class Y	$1,000	$991.10	$4.78	$1,000	$1,020.12	$4.85	0.96%

See footnotes on page 10.

4	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Core Equity Fund
Class A	$1,000	$1,043.50	$5.82	$1,000	$1,019.21	$5.75	1.15%
Class B**	$1,000	$1,038.40	$10.91	$1,000	$1,014.25	$10.78	2.14%
Class C	$1,000	$1,039.40	$9.79	$1,000	$1,015.32	$9.67	1.93%
Class E	$1,000	$1,044.00	$5.72	$1,000	$1,019.31	$5.65	1.13%
Class I	$1,000	$1,045.10	$4.29	$1,000	$1,020.75	$4.24	0.84%
Class N****	$1,000	$1,045.30	$3.89	$1,000	$1,021.13	$3.84	0.76%
Class R	$1,000	$1,041.70	$7.66	$1,000	$1,017.41	$7.57	1.51%
Class Y	$1,000	$1,044.90	$4.29	$1,000	$1,020.75	$4.24	0.84%
Ivy Cundill Global Value Fund
Class A	$1,000	$1,141.30	$8.78	$1,000	$1,016.76	$8.27	1.64%
Class B**	$1,000	$1,133.90	$15.04	$1,000	$1,010.79	$14.18	2.84%
Class C	$1,000	$1,137.60	$11.65	$1,000	$1,014.00	$10.98	2.19%
Class E	$1,000	$1,143.00	$6.96	$1,000	$1,018.42	$6.56	1.31%
Class I	$1,000	$1,143.70	$6.11	$1,000	$1,019.21	$5.75	1.15%
Class N****	$1,000	$1,144.20	$5.36	$1,000	$1,019.97	$5.05	1.00%
Class R	$1,000	$1,140.60	$9.31	$1,000	$1,016.25	$8.77	1.74%
Class Y	$1,000	$1,142.50	$7.50	$1,000	$1,017.93	$7.06	1.40%
Ivy Dividend Opportunities Fund
Class A	$1,000	$1,073.50	$6.53	$1,000	$1,018.63	$6.36	1.26%
Class B**	$1,000	$1,069.50	$10.45	$1,000	$1,014.82	$10.17	2.03%
Class C	$1,000	$1,070.30	$9.94	$1,000	$1,015.30	$9.67	1.93%
Class E	$1,000	$1,074.20	$5.81	$1,000	$1,019.31	$5.65	1.13%
Class I	$1,000	$1,075.30	$4.88	$1,000	$1,020.24	$4.75	0.94%
Class N****	$1,000	$1,076.00	$4.15	$1,000	$1,020.97	$4.04	0.79%
Class R	$1,000	$1,072.70	$7.98	$1,000	$1,017.28	$7.77	1.53%
Class Y	$1,000	$1,074.20	$6.12	$1,000	$1,018.99	$5.96	1.19%
Ivy Emerging Markets Equity Fund
Class A	$1,000	$1,083.10	$8.12	$1,000	$1,017.10	$7.87	1.57%
Class B**	$1,000	$1,077.70	$12.88	$1,000	$1,012.54	$12.48	2.48%
Class C	$1,000	$1,078.80	$12.06	$1,000	$1,013.31	$11.68	2.33%
Class E***	$1,000	$1,084.50	$6.88	$1,000	$1,018.32	$6.66	1.33%
Class I	$1,000	$1,085.10	$5.94	$1,000	$1,019.19	$5.75	1.15%
Class N****	$1,000	$1,086.00	$5.53	$1,000	$1,019.62	$5.35	1.07%
Class R	$1,000	$1,081.60	$9.37	$1,000	$1,015.90	$9.07	1.81%
Class Y	$1,000	$1,083.40	$7.60	$1,000	$1,017.67	$7.36	1.46%

See footnotes on page 10.

2017	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy European Opportunities Fund
Class A	$1,000	$1,063.10	$8.87	$1,000	$1,016.33	$8.67	1.72%
Class B**	$1,000	$1,057.40	$14.30	$1,000	$1,011.01	$13.98	2.79%
Class C	$1,000	$1,060.00	$12.05	$1,000	$1,013.22	$11.78	2.35%
Class E***	$1,000	$1,065.60	$6.92	$1,000	$1,018.28	$6.76	1.33%
Class I	$1,000	$1,065.60	$6.30	$1,000	$1,018.85	$6.16	1.22%
Class N****	$1,000	$1,066.70	$5.48	$1,000	$1,019.62	$5.35	1.07%
Class R	$1,000	$1,062.80	$9.28	$1,000	$1,015.90	$9.07	1.81%
Class Y	$1,000	$1,064.50	$7.64	$1,000	$1,017.58	$7.47	1.47%
Ivy Global Bond Fund
Class A	$1,000	$1,025.40	$4.96	$1,000	$1,020.00	$4.95	0.99%
Class B**	$1,000	$1,021.60	$8.79	$1,000	$1,016.27	$8.77	1.74%
Class C	$1,000	$1,021.60	$8.79	$1,000	$1,016.27	$8.77	1.74%
Class I	$1,000	$1,026.70	$3.75	$1,000	$1,021.24	$3.74	0.74%
Class N****	$1,000	$1,026.50	$3.75	$1,000	$1,021.20	$3.74	0.75%
Class R	$1,000	$1,022.90	$7.59	$1,000	$1,017.44	$7.57	1.50%
Class Y	$1,000	$1,025.40	$4.96	$1,000	$1,020.00	$4.95	0.99%
Ivy Global Equity Income Fund
Class A	$1,000	$1,044.00	$6.64	$1,000	$1,018.46	$6.56	1.30%
Class B**	$1,000	$1,039.90	$9.89	$1,000	$1,015.22	$9.77	1.95%
Class C	$1,000	$1,039.90	$10.00	$1,000	$1,015.17	$9.87	1.96%
Class I	$1,000	$1,045.00	$4.91	$1,000	$1,020.14	$4.85	0.94%
Class N****	$1,000	$1,045.60	$4.09	$1,000	$1,020.89	$4.04	0.81%
Class R	$1,000	$1,041.90	$7.96	$1,000	$1,017.15	$7.87	1.56%
Class Y	$1,000	$1,044.50	$6.03	$1,000	$1,019.01	$5.96	1.19%
Ivy Global Growth Fund
Class A	$1,000	$1,054.90	$7.50	$1,000	$1,017.66	$7.36	1.46%
Class B**	$1,000	$1,048.40	$13.72	$1,000	$1,011.56	$13.48	2.68%
Class C	$1,000	$1,050.90	$11.18	$1,000	$1,013.98	$10.98	2.20%
Class E	$1,000	$1,056.10	$6.17	$1,000	$1,018.90	$6.06	1.21%
Class I	$1,000	$1,056.40	$5.66	$1,000	$1,019.41	$5.55	1.11%
Class N****	$1,000	$1,057.70	$4.84	$1,000	$1,020.19	$4.75	0.95%
Class R	$1,000	$1,053.70	$8.63	$1,000	$1,016.48	$8.47	1.69%
Class Y	$1,000	$1,055.40	$6.99	$1,000	$1,018.11	$6.86	1.37%

See footnotes on page 10.

6	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Global Income Allocation Fund
Class A	$1,000	$1,052.30	$6.46	$1,000	$1,018.59	$6.36	1.27%
Class B**	$1,000	$1,048.80	$10.86	$1,000	$1,014.31	$10.68	2.13%
Class C	$1,000	$1,049.20	$9.63	$1,000	$1,015.50	$9.47	1.89%
Class E	$1,000	$1,052.70	$6.77	$1,000	$1,018.31	$6.66	1.33%
Class I	$1,000	$1,054.20	$4.83	$1,000	$1,020.27	$4.75	0.93%
Class N****	$1,000	$1,055.10	$4.01	$1,000	$1,021.04	$3.94	0.78%
Class R	$1,000	$1,051.80	$7.69	$1,000	$1,017.41	$7.57	1.51%
Class Y	$1,000	$1,053.30	$5.95	$1,000	$1,019.12	$5.86	1.17%
Ivy Government Money Market Fund
Class A	$1,000	$1,000.20	$3.10	$1,000	$1,021.86	$3.13	0.62%
Class B**	$1,000	$1,000.00	$3.20	$1,000	$1,021.69	$3.23	0.65%
Class C	$1,000	$1,000.00	$3.30	$1,000	$1,021.68	$3.34	0.65%
Class E	$1,000	$1,000.00	$3.20	$1,000	$1,021.72	$3.23	0.64%
Ivy High Income Fund
Class A	$1,000	$1,065.70	$4.85	$1,000	$1,020.19	$4.75	0.95%
Class B**	$1,000	$1,061.70	$8.76	$1,000	$1,016.39	$8.57	1.71%
Class C	$1,000	$1,062.00	$8.56	$1,000	$1,016.64	$8.37	1.66%
Class E	$1,000	$1,064.50	$6.09	$1,000	$1,019.00	$5.96	1.19%
Class I	$1,000	$1,067.10	$3.62	$1,000	$1,021.41	$3.54	0.71%
Class N****	$1,000	$1,067.70	$2.89	$1,000	$1,022.13	$2.83	0.56%
Class R	$1,000	$1,063.90	$6.71	$1,000	$1,018.40	$6.56	1.31%
Class Y	$1,000	$1,065.60	$4.96	$1,000	$1,020.09	$4.85	0.95%
Ivy International Core Equity Fund
Class A	$1,000	$1,080.20	$6.55	$1,000	$1,018.59	$6.36	1.27%
Class B**	$1,000	$1,075.40	$11.41	$1,000	$1,013.94	$11.08	2.20%
Class C	$1,000	$1,076.30	$10.17	$1,000	$1,015.09	$9.87	1.97%
Class E	$1,000	$1,080.20	$6.76	$1,000	$1,018.41	$6.56	1.31%
Class I	$1,000	$1,081.90	$5.00	$1,000	$1,020.09	$4.85	0.97%
Class N****	$1,000	$1,083.10	$4.27	$1,000	$1,020.83	$4.14	0.82%
Class R	$1,000	$1,078.70	$8.11	$1,000	$1,017.12	$7.87	1.57%
Class Y	$1,000	$1,080.90	$6.45	$1,000	$1,018.69	$6.26	1.25%
Ivy Large Cap Growth Fund
Class A	$1,000	$1,075.40	$5.91	$1,000	$1,019.21	$5.75	1.15%
Class B**	$1,000	$1,070.00	$10.66	$1,000	$1,014.63	$10.38	2.07%
Class C	$1,000	$1,071.10	$9.63	$1,000	$1,015.59	$9.37	1.87%
Class E	$1,000	$1,075.50	$5.92	$1,000	$1,019.21	$5.75	1.15%
Class I	$1,000	$1,076.90	$4.57	$1,000	$1,020.56	$4.45	0.88%
Class N****	$1,000	$1,077.60	$3.84	$1,000	$1,021.26	$3.74	0.74%
Class R	$1,000	$1,073.90	$7.57	$1,000	$1,017.59	$7.36	1.47%
Class Y	$1,000	$1,075.90	$5.50	$1,000	$1,019.67	$5.35	1.06%

See footnotes on page 10.

2017	ANNUAL REPORT	7

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Limited-Term Bond Fund
Class A	$1,000	$993.40	$4.39	$1,000	$1,020.57	$4.45	0.87%
Class B**	$1,000	$988.80	$8.85	$1,000	$1,015.99	$8.97	1.79%
Class C	$1,000	$989.60	$8.16	$1,000	$1,016.76	$8.27	1.64%
Class E	$1,000	$992.90	$4.88	$1,000	$1,020.08	$4.95	0.97%
Class I	$1,000	$994.50	$3.19	$1,000	$1,021.73	$3.23	0.64%
Class N****	$1,000	$995.30	$2.39	$1,000	$1,022.50	$2.43	0.49%
Class R	$1,000	$991.60	$6.17	$1,000	$1,018.70	$6.26	1.25%
Class Y	$1,000	$993.30	$4.39	$1,000	$1,020.54	$4.45	0.87%
Ivy Managed International Opportunities Fund(3)
Class A	$1,000	$1,071.20	$2.49	$1,000	$1,022.49	$2.43	0.49%
Class B**	$1,000	$1,068.40	$7.24	$1,000	$1,017.96	$7.06	1.40%
Class C	$1,000	$1,069.10	$6.62	$1,000	$1,018.51	$6.46	1.29%
Class E***	$1,000	$1,071.90	$1.97	$1,000	$1,022.99	$1.92	0.39%
Class I	$1,000	$1,073.30	$0.83	$1,000	$1,024.09	$0.81	0.16%
Class R	$1,000	$1,071.10	$3.31	$1,000	$1,021.77	$3.23	0.63%
Class Y	$1,000	$1,072.00	$1.97	$1,000	$1,023.04	$1.92	0.38%
Ivy Micro Cap Growth Fund
Class A	$1,000	$1,015.40	$8.26	$1,000	$1,016.76	$8.27	1.64%
Class B**	$1,000	$1,010.90	$12.77	$1,000	$1,012.24	$12.78	2.55%
Class C	$1,000	$1,011.60	$12.07	$1,000	$1,012.91	$12.08	2.41%
Class I	$1,000	$1,017.50	$6.25	$1,000	$1,018.69	$6.26	1.25%
Class N****	$1,000	$1,018.20	$5.45	$1,000	$1,019.50	$5.45	1.09%
Class R	$1,000	$1,014.60	$9.27	$1,000	$1,015.73	$9.27	1.85%
Class Y	$1,000	$1,015.70	$7.46	$1,000	$1,017.49	$7.46	1.49%
Ivy Mid Cap Growth Fund
Class A	$1,000	$1,064.70	$6.71	$1,000	$1,018.41	$6.56	1.31%
Class B**	$1,000	$1,060.10	$10.82	$1,000	$1,014.44	$10.58	2.10%
Class C	$1,000	$1,061.30	$10.51	$1,000	$1,014.77	$10.28	2.04%
Class E	$1,000	$1,065.10	$6.71	$1,000	$1,018.46	$6.56	1.30%
Class I	$1,000	$1,066.40	$5.27	$1,000	$1,019.81	$5.15	1.03%
Class N****	$1,000	$1,067.00	$4.55	$1,000	$1,020.55	$4.45	0.88%
Class R	$1,000	$1,063.30	$8.36	$1,000	$1,016.81	$8.17	1.63%
Class Y	$1,000	$1,065.10	$6.51	$1,000	$1,018.61	$6.36	1.27%
Ivy Mid Cap Income Opportunities Fund
Class A	$1,000	$1,085.90	$7.20	$1,000	$1,018.07	$6.96	1.35%
Class C	$1,000	$1,081.70	$10.72	$1,000	$1,014.62	$10.38	2.07%
Class E	$1,000	$1,085.90	$6.15	$1,000	$1,019.05	$5.96	1.18%
Class I	$1,000	$1,087.30	$5.43	$1,000	$1,019.77	$5.25	1.03%
Class N****	$1,000	$1,087.70	$4.91	$1,000	$1,020.28	$4.75	0.93%
Class R	$1,000	$1,084.10	$8.75	$1,000	$1,016.57	$8.47	1.68%
Class Y	$1,000	$1,085.90	$6.88	$1,000	$1,018.28	$6.66	1.33%

See footnotes on page 10.

8	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Municipal Bond Fund
Class A	$1,000	$979.60	$4.75	$1,000	$1,020.14	$4.85	0.96%
Class B**	$1,000	$975.80	$8.59	$1,000	$1,016.27	$8.77	1.74%
Class C	$1,000	$975.80	$8.50	$1,000	$1,016.30	$8.67	1.73%
Class I	$1,000	$980.40	$3.86	$1,000	$1,021.00	$3.94	0.79%
Class Y	$1,000	$979.60	$4.75	$1,000	$1,020.14	$4.85	0.96%
Ivy Municipal High Income Fund
Class A	$1,000	$969.40	$4.33	$1,000	$1,020.57	$4.45	0.87%
Class B**	$1,000	$965.80	$7.96	$1,000	$1,016.86	$8.17	1.62%
Class C	$1,000	$966.00	$7.77	$1,000	$1,017.06	$7.97	1.58%
Class I	$1,000	$970.30	$3.35	$1,000	$1,021.54	$3.44	0.68%
Class Y	$1,000	$969.40	$4.23	$1,000	$1,020.60	$4.34	0.87%
Ivy Small Cap Core Fund
Class A	$1,000	$1,102.10	$7.67	$1,000	$1,017.65	$7.36	1.46%
Class B**	$1,000	$1,098.00	$12.69	$1,000	$1,012.85	$12.18	2.42%
Class C	$1,000	$1,099.00	$11.12	$1,000	$1,014.30	$10.68	2.13%
Class E	$1,000	$1,104.10	$6.31	$1,000	$1,018.98	$6.06	1.19%
Class I	$1,000	$1,104.30	$5.79	$1,000	$1,019.47	$5.55	1.10%
Class N****	$1,000	$1,105.20	$4.95	$1,000	$1,020.25	$4.75	0.94%
Class R	$1,000	$1,101.30	$8.83	$1,000	$1,016.52	$8.47	1.69%
Class Y	$1,000	$1,103.20	$7.05	$1,000	$1,018.23	$6.76	1.34%
Ivy Small Cap Growth Fund
Class A	$1,000	$1,118.00	$7.41	$1,000	$1,017.95	$7.06	1.40%
Class B**	$1,000	$1,112.90	$11.73	$1,000	$1,013.80	$11.18	2.23%
Class C	$1,000	$1,114.70	$10.89	$1,000	$1,014.63	$10.38	2.07%
Class E	$1,000	$1,117.60	$7.52	$1,000	$1,017.82	$7.16	1.43%
Class I	$1,000	$1,119.70	$5.62	$1,000	$1,019.60	$5.35	1.07%
Class N****	$1,000	$1,120.30	$4.88	$1,000	$1,020.37	$4.65	0.91%
Class R	$1,000	$1,116.40	$8.78	$1,000	$1,016.64	$8.37	1.66%
Class Y	$1,000	$1,118.50	$6.89	$1,000	$1,018.39	$6.56	1.31%
Ivy Tax-Managed Equity Fund
Class A	$1,000	$1,076.90	$6.23	$1,000	$1,018.95	$6.06	1.20%
Class B**	$1,000	$1,073.60	$9.85	$1,000	$1,015.43	$9.57	1.91%
Class C	$1,000	$1,073.30	$10.16	$1,000	$1,015.10	$9.87	1.97%
Class I	$1,000	$1,078.30	$4.99	$1,000	$1,020.15	$4.85	0.96%
Class Y	$1,000	$1,077.90	$6.23	$1,000	$1,018.95	$6.06	1.20%

See footnotes on page 10.

2017	ANNUAL REPORT	9

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*	Beginning Account Value 9-30-16	Ending Account Value 3-31-17	Expenses Paid During Period*
Ivy Value Fund
Class A	$1,000	$1,105.40	$6.74	$1,000	$1,018.49	$6.46	1.29%
Class B**	$1,000	$1,100.00	$12.18	$1,000	$1,013.30	$11.68	2.33%
Class C	$1,000	$1,101.80	$10.30	$1,000	$1,015.18	$9.87	1.96%
Class E***	$1,000	$1,106.70	$5.58	$1,000	$1,019.67	$5.35	1.06%
Class I	$1,000	$1,107.40	$4.95	$1,000	$1,020.20	$4.75	0.95%
Class N****	$1,000	$1,108.10	$4.22	$1,000	$1,020.95	$4.04	0.80%
Class R	$1,000	$1,104.00	$8.10	$1,000	$1,017.19	$7.77	1.55%
Class Y	$1,000	$1,105.10	$6.42	$1,000	$1,018.86	$6.16	1.22%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2017, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

***	Class share is closed to investment.

****	Effective March 3, 2017 Class R6 has been renamed Class N.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized Expense Ratio Based on the Six-Month Period does not include expenses of Underlying Ivy Funds in which Ivy Managed International Opportunities Fund invests.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

10	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY ADVANTUS BOND FUND

(UNAUDITED)

Thomas B. Houghton

David W. Land

Christopher R. Sebald

Ivy Advantus Bond Fund is subadvised by Advantus Capital Management, Inc.

Below, Thomas B. Houghton, CFA; David W. Land, CFA and Christopher R. Sebald, CFA; portfolio managers of the Ivy Advantus Bond Fund (formerly Ivy Bond Fund), discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Houghton has managed the Fund since April 2005 and has 24 years of industry experience. Mr. Land has managed the Fund since April 2005 and has 27 years of industry experience. Mr. Sebald has managed the Fund since August 2003 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy Advantus Bond Fund (Class A shares at net asset value)	3.30%
Ivy Advantus Bond Fund (Class A shares with sales charge)	-2.61%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%
(generally reflects the performance of securities representing the world’s bond markets)
Lipper Corporate Debt A Rated Funds Universe Average	2.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund outperformed its index and the average performance of its peer group for the 12 months ended March 31, 2017, prior to the effect of sales charges. The Fund benefited from positive security selection results in most of the non-government sectors to which it had exposure. The vast majority of the positive benefits came from investments in the corporate bond sector. The Fund’s investments in the bonds of energy companies performed particularly well as the price of oil recovered in the latter half of 2016. The Fund also benefited from its overweight allocation to the corporate bond and agency mortgage-backed securities (MBS) sectors. The Fund’s yield curve positioning had a minor detrimental impact on the Fund’s performance during the year.

Market

Interest rates surprised most market prognostications and moved lower during the second and third quarters of 2016. Concerns about rising inflation, a more hawkish Federal Reserve Board (Fed), and finally, Donald Trump’s surprising Presidential election victory, drove rates sharply higher to end 2016. Rates were little changed in the first quarter of 2017, other than short rates; short-term rates moved up on the heels of another Fed rate hike in March 2017. Investors remain focused on the Trump administration for signals that government or fiscal policy will indeed propel the U.S. economy to higher levels. The economy, in the meantime, is doing well — we believe better than during much of the last four years. Investor and business optimism remain at very high levels due to strong interest in and hope for Trump’s promises to cut taxes and reduce regulation.

The Fed is now clearly in a tightening cycle. The Fed raised rates first in December 2016 and again in March 2017, and investors now believe there will be at least one more rate increase this year, coming possibly as early as June. While many investors expect interest rates to rise, overall yields in the U.S. look relatively attractive, particularly to international investors, whose home-country yields are generally much lower.

European government bond yields fell further below zero in the third quarter of 2016. The first negative-yield corporate bond was issued in Europe, meaning buyers of the debt will lose money if they hold the bonds to maturity. While U.S. companies have been borrowing to fund stock buybacks and acquisitions, European companies seem to be raising new longer-term debt to pay off existing debt.

The election of Donald Trump as president of the U.S. was by far the biggest political and economic event in 2016, followed by the Brexit vote in June as a close second. Apart from the renewed optimism surrounding Trump, economic data had already been improving after what was a very weak second quarter in 2016. Both consumer and business optimism is high. Third quarter gross domestic product growth came in at 3.5 percent, and 2.1 percent in the fourth quarter 2016.

Excess returns of the non-government sectors of the Bloomberg Barclays U.S. Aggregate Index were all positive for the year ended March 31, 2017. In particular, corporate bonds experienced one of the strongest twelve-month periods of performance since the financial crisis, led by industrials, with 5.67% of excess return relative to U.S. Treasury bonds. Much of this strong performance was due to the recovery of oil prices, subsequent to OPEC’s agreement to curtail oil drilling. Agency MBS lagged with only 0.10% of excess returns.

2017	ANNUAL REPORT	11

Positioning

We increased the Fund’s corporate bond exposure during the fiscal year, primarily in financial institutions, where we added to the Fund’s overweight position in the banking sector. We believe the sector is poised for continued earnings growth and will maintain a stable credit profile.

Within industrials, we added to our energy positions in the pipeline, refining and drilling sectors. The energy sector performed well in 2016, and we believe the sector is still attractive, particularly in pipelines, relative to other industrial sectors. We also added to consumer facing sectors such as autos in short-dated debt and airlines, where we favor investments in bonds secured by airplanes.

The Fund’s exposure to agency MBS declined as pay downs were reinvested elsewhere. We have become more concerned that, as the Fed draws closer to reducing the size of its balance sheet, the MBS market may come under pricing pressure.

We shortened the Fund’s duration in the fourth quarter of 2016 to benefit from higher long-term interest rates.

Treasury futures are the only form of derivative the Fund has utilized. The Fund has historically used Treasury futures strictly to hedge interest rate positions and to help manage the duration of the Fund. The impact to the Fund of this position was neutral.

Outlook

We believe that interest rates will likely rise in the coming months and the Fed will remain in tightening mode, biased to raise its target lending rate. Despite our bias for higher rates, we think long term rates should remain low by historical standards. With the Fed raising short term rates, the curve flattening trend is likely to continue with shorter interest rates rising faster than long interest rates.

We believe growth will surpass that of 2016, but it is unlikely to be the 3-4% that Trump promised. Lower taxes, looser regulation, and generally more business-friendly policies have the potential to lead to growth. If enacted, the pro-growth policies should extend this already long business cycle. However, the realism of what it takes to run Washington is settling in on the markets and stocks and credit markets moved sideways at the end of the first quarter of 2017 as a result.

We believe inflation will continue to rise as wage pressures build and commodity prices stabilize. Inflation measures have already turned up in the U.S. as well as, surprisingly, in Europe. The immigration proposal by the Trump administration may crimp labor supply and trade policies could turn protectionist, raising both labor and import costs, adding to inflation risks.

For much of the last eight years, Fed policy has overshadowed the economy and fiscal policy in propelling the markets. Now it looks as though the economy and the government’s policies could supplant the Fed for market leadership. Corporate tax reform has the potential to substantially impact companies’ business models. Challenges include the complex border adjustment tax that favors exporters and hinders companies that import goods for sale in the U.S. For investors to truly take these changes to heart though, the government will have to show it can really get something done.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

To help manage or adjust the average duration of its portfolio, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest in futures contracts or other derivative instruments.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

12	ANNUAL REPORT	2017

On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Advantus Bond Fund.

2017	ANNUAL REPORT	13

PORTFOLIO HIGHLIGHTS	IVY ADVANTUS BOND FUND(a)

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	1.0%
Financials	0.6%
Real Estate	0.4%
Bonds	97.6%
Corporate Debt Securities	45.6%
United States Government and Government Agency Obligations	32.8%
Asset-Backed Securities	13.4%
Mortgage-Backed Securities	4.7%
Municipal Bonds — Taxable	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Lipper Rankings

Category: Lipper Corporate Debt Funds A Rated	Rank	Percentile
1 Year	12/46	26
3 Year	20/44	45
5 Year	20/39	50
10 Year	23/30	75

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	84.3%
AAA	6.1%
AA	32.5%
A	7.5%
BBB	38.2%
Non-Investment Grade	13.3%
BB	9.7%
B	0.8%
CCC	0.1%
Below CCC	0.1%
Non-rated	2.6%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	2.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 3, 2017, the name of Ivy Bond Fund has changed to Ivy Advantus Bond Fund.

14	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ADVANTUS BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	-2.61%	-1.68%	2.59%	-2.60%	3.68%	3.80%	3.04%	3.39%
5-year period ended 3-31-17	1.93%	1.98%	2.38%	1.86%	3.47%	—	—	3.20%
10-year period ended 3-31-17	2.95%	2.66%	2.78%	—	—	—	—	3.60%
Since Inception of Class through 3-31-17(6)	—	—	—	2.86%	3.91%	3.09%	2.16%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

PREFERRED STOCKS	Shares	Value
Financials

Diversified Banks – 0.6%
Wells Fargo & Co., 5.850%	173	$4,607

Total Financials – 0.6%		4,607
Real Estate

Health Care REITs – 0.4%
Ventas, Inc., 5.450%	100	2,517

Total Real Estate – 0.4%		2,517

TOTAL PREFERRED STOCKS – 1.0%		$7,124
(Cost: $6,830)

ASSET-BACKED SECURITIES	Principal
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
6.625%, 5–15–18 (A)	$460	478
Air Canada Pass Through Certificates, Series 2015-1, Class C,
5.000%, 3–15–20 (A)	5,030	5,099
America West Airlines, Inc., Pass Through Certificates, Series 1999-1,
7.930%, 1–2–19	403	424
America West Airlines, Inc., Pass Through Certificates, Series 2000-1,
8.057%, 7–2–20	685	768
American Airlines Class B Pass Through Certificates, Series 2013-2,
5.600%, 7–15–20 (A)	2,756	2,849
American Airlines Pass-Through Trusts, Pass-Through Certificates, Series 2013-1,
3.700%, 5–1–23	1,715	1,676
American Airlines Pass-Through Trusts, Pass-Through Certificates, Series 2017-1B,
4.950%, 2–15–25	500	512
American Airlines, Inc., Class A Pass Through Certificates, Series 2013-2,
5.625%, 1–15–21 (A)	5,124	5,316
Aventura Mall Trust, Series 2013-AVM, Class B,
3.743%, 12–5–32 (A)	3,600	3,731
Capital One Multi-Asset Execution Trust, Series 2004-B3 (1-Month U.S. LIBOR plus 73 bps),
1.642%, 1–18–22 (B)	2,000	2,009
CarMax Auto Owner Trust 2013-2, Class D,
2.060%, 11–15–19	1,000	1,001
CarMax Auto Owner Trust 2013-2, Class D (Mortgage spread to 2-year U.S. Treasury index),
1.880%, 11–15–19 (B)	1,300	1,302

ASSET-BACKED SECURITIES (Continued)	Principal	Value
CarMax Auto Owner Trust 2013-4, Class D,
2.600%, 4–15–20	$2,000	$2,010
Chrysler Capital Auto Receivables Trust 2013-AA, Class D,
2.930%, 8–17–20 (A)	1,400	1,405
Continental Airlines 2001-1 A-1,
8.048%, 11–1–20	565	619
Continental Airlines Pass Through Certificates, Series 2009-2,
7.250%, 11–10–19	1,202	1,334
Continental Airlines Pass Through Certificates, Series 2010-1B,
6.000%, 1–12–19	1,017	1,053
Continental Airlines, Inc. Class B Pass Through Certificates, Series 2012-1B,
6.250%, 4–11–20	645	678
CVS Caremark Corp. Pass-Through Trust:
6.036%, 12–10–28	3,604	4,050
6.943%, 1–10–30	2,967	3,528
Delta Air Lines, Inc. Class A Pass Through Certificates, Series 2010-2,
4.250%, 7–30–23	2,184	2,239
Delta Air Lines, Inc. Pass-Through Certificates, Series 2012-1A,
4.750%, 5–7–20	1,346	1,422
Delta Air Lines, Inc. Pass-Through Certificates, Series 2012-1B,
6.875%, 5–7–19 (A)	3,683	3,904
Earnest Student Loan Program LLC, Series 2016-B, Class A2,
3.020%, 5–25–34 (A)	2,878	2,877
Fan Engine Securitization Ltd., Series 2013-1X,
3.000%, 10–15–19 (A)(C)	553	548
Flagship Credit Auto Trust, Series 2016-1, Class D,
8.590%, 5–15–23 (A)	2,200	2,399
Foursight Capital Automobile Receivables Trust, Series 2016-1, Class B:
2.340%, 1–15–21 (A)	1,649	1,638
3.710%, 1–18–22 (A)	3,202	3,165
Hawaiian Airlines Pass Through Certificates, Series 2013-1,
4.950%, 1–15–22	3,779	3,770
Hyundai Auto Receivables Trust 2014-A, Class D:
2.020%, 8–15–19	1,000	1,003
1.780%, 7–15–20	2,500	2,500
2.530%, 7–15–20	1,000	1,008
2.510%, 12–15–20	2,000	2,003
Longtrain Leasing III LLC, Series 2015A-2,
4.060%, 1–15–45 (A)	4,000	3,835
One Market Plaza Trust, Series 2017-1MKT,
3.614%, 2–10–32 (A)	4,000	4,139

ASSET-BACKED SECURITIES (Continued)	Principal	Value
SBA Tower Trust, Series 2013-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.240%, 4–16–18 (A)	$3,120	$3,120
SoFi Professional Loan Program LLC, Series 2015-A2,
2.420%, 3–25–30 (A)	1,413	1,412
Tal Advantage V LLC,
3.510%, 2–22–39 (A)	654	641
TCF Auto Receivables Owner Trust 2015-2, Class A3 (Mortgage spread to 6-month U.S. Treasury index),
2.060%, 4–15–20 (A)(B)	3,665	3,677
U.S. Airways, Inc. Class C Pass–Through Certificates, Series 2012–2,
5.450%, 6–3–18	2,000	2,055
U.S. Airways, Inc., Series 2012–2, Class A,
6.750%, 6–3–21	1,851	2,004
United Airlines Pass-Through Certificates, Series 2014-1B,
4.750%, 4–11–22	990	1,010
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	3,508	3,587
Virgin Australia 2013-1B Trust,
6.000%, 10–23–20 (A)	1,057	1,078
Wheels SPV LLC 2016-1A, Class A3,
1.870%, 5–20–25 (A)	925	922

TOTAL ASSET-BACKED SECURITIES – 13.4%		$95,798
(Cost: $94,755)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Auto Parts & Equipment – 0.3%
American Axle & Manufacturing, Inc. (GTD by American Axle & Manufacturing Holdings, Inc.),
6.250%, 4–1–25 (A)	2,250	2,253

Automobile Manufacturers – 0.3%
Ford Motor Co.,
4.346%, 12–8–26	2,000	2,036

Hotels, Resorts & Cruise Lines – 0.9%
Host Hotels & Resorts, Inc. and Host Hotels & Resorts L.P.,
5.250%, 3–15–22	3,150	3,415
Wyndham Worldwide Corp.,
4.150%, 4–1–24	2,650	2,672

		6,087

16	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Housewares & Specialties – 0.5%
Newell Rubbermaid, Inc.,
5.000%, 11-15-23	$3,518	$3,770

Total Consumer Discretionary – 2.0%		14,146
Energy

Oil & Gas Drilling – 0.2%
Nabors Industries, Inc. (GTD by Nabors Industries Ltd.),
5.500%, 1-15-23 (A)	1,500	1,531
Noble Holding International Ltd.,
5.750%, 3-16-18 (D)	350	355

		1,886

Oil & Gas Equipment & Services – 0.7%
Enterprise Products Operating L.P. (GTD by Enterprise Products Partners L.P.),
7.034%, 1-15-68	4,763	4,934

Oil & Gas Exploration & Production – 0.1%
Cheniere Corpus Christi Holdings LLC,
5.875%, 3-31-25 (A)	500	521

Oil & Gas Refining & Marketing – 1.8%
Marathon Petroleum Corp.,
5.850%, 12-15-45	2,000	1,997
NuStar Logistics L.P. (GTD by NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.):
8.150%, 4-15-18 (D)	3,005	3,170
4.800%, 9-1-20	3,790	3,835
6.750%, 2-1-21	1,011	1,072
Tesoro Corp.,
4.750%, 12-15-23 (A)	3,000	3,096

		13,170

Oil & Gas Storage & Transportation – 5.0%
Buckeye Partners L.P.,
5.600%, 10-15-44	7,481	7,669
Enbridge, Inc.,
6.000%, 1-15-77	2,225	2,250
Gulfstream Natural Gas System LLC,
4.600%, 9-15-25 (A)	1,975	2,078
Regency Energy Partners L.P. and Regency Energy Finance Corp.:
6.500%, 7-15-21	3,600	3,719
5.875%, 3-1-22	3,000	3,299
Sabine Pass Liquefaction LLC,
5.750%, 5-15-24	3,500	3,815
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
6.850%, 2-15-40	1,265	1,415
Tennessee Gas Pipeline Co.,
8.375%, 6-15-32	4,000	5,079

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Tesoro Logistics L.P. and Tesoro Logistics Finance Corp.:
6.125%, 10-15-21	$1,000	$1,046
6.375%, 5-1-24	250	271
5.250%, 1-15-25	2,500	2,609
Transcanada Trust,
5.875%, 8-15-76	2,100	2,216

		35,466

Total Energy – 7.8%		55,977
Financials

Consumer Finance – 5.2%
Capital One Bank USA N.A. (3-Month U.S. LIBOR plus 76.5 bps),
1.885%, 9-13-19 (B)	1,925	1,937
Capital One Financial Corp.,
3.750%, 7-28-26	4,300	4,159
Capital One Financial Corp., Series E,
5.550%, 12-29-49	6,070	6,298
Discover Bank:
8.700%, 11-18-19	458	520
3.100%, 6-4-20	4,525	4,616
3.450%, 7-27-26	3,975	3,815
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
2.400%, 5-9-19	1,000	1,002
3.500%, 7-10-19	1,645	1,690
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.) (3-Month U.S. LIBOR plus 127 bps),
2.268%, 10-4-19 (B)	6,850	6,968
Synchrony Financial,
2.600%, 1-15-19	5,850	5,895

		36,900

Diversified Banks – 4.0%
Bank of America Corp.:
5.875%, 1-5-21	665	743
4.000%, 1-22-25	3,250	3,246
3.950%, 4-21-25	1,515	1,508
Comerica, Inc.,
4.000%, 7-27-25	2,150	2,173
Compass Bank,
3.875%, 4-10-25	5,750	5,644
HSBC Holdings plc,
3.262%, 3-13-23	3,600	3,617
Huntington Bancshares, Inc.,
3.150%, 3-14-21	2,550	2,594
Santander UK Group Holdings plc,
3.571%, 1-10-23	1,400	1,400
Standard Chartered plc,
7.750%, 12-29-49 (A)	2,075	2,137
U.S. Bancorp,
5.300%, 12-29-49	4,000	4,075
Wells Fargo & Co.,
3.000%, 10-23-26	1,500	1,436

		28,573

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 3.5%
Charles Schwab Corp. (The),
4.625%, 12-29-49	$4,200	$4,137
Goldman Sachs Group, Inc. (The),
5.250%, 7-27-21	1,000	1,097
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 104 bps),
2.078%, 4-25-19 (B)	4,304	4,355
Morgan Stanley:
5.500%, 7-28-21	1,090	1,209
3.125%, 7-27-26	1,400	1,337
5.450%, 12-29-29	3,950	4,021
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
2.443%, 10-24-23 (B)	4,380	4,473
Raymond James Financial, Inc.,
4.950%, 7-15-46	4,800	4,778

		25,407

Life & Health Insurance – 0.6%
Unum Group,
5.750%, 8-15-42	3,750	4,192

Other Diversified Financial Services – 3.1%
Citigroup, Inc.:
4.400%, 6-10-25	5,000	5,094
5.950%, 12-29-49	3,800	3,957
JPMorgan Chase & Co.:
7.900%, 4-29-49	4,950	5,129
5.000%, 12-29-49	2,975	3,009
TIAA Asset Management Finance Co. LLC:
2.950%, 11-1-19 (A)	2,500	2,541
4.125%, 11-1-24 (A)	2,125	2,165

		21,895

Property & Casualty Insurance – 0.8%
Liberty Mutual Group, Inc.,
6.500%, 5-1-42 (A)	4,361	5,428

Regional Banks – 0.7%
Synovus Financial Corp.:
7.875%, 2-15-19	3,025	3,292
5.750%, 12-15-25	2,000	2,116

		5,408

Specialized Finance – 1.3%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.450%, 6-15-23 (A)	3,540	3,819
8.350%, 7-15-46 (A)	1,930	2,504
Peachtree Corners Funding Trust,
3.976%, 2-15-25	3,147	3,160

		9,483

Total Financials – 19.2%		137,286

2017	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Health Care Facilities – 0.4%
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.000%, 3–15–24	$1,000	$1,049
NYU Hospitals Center,
4.428%, 7–1–42	2,170	2,154

		3,203

Health Care Supplies – 0.8%
Bio-Rad Laboratories, Inc.,
4.875%, 12–15–20	2,500	2,668
Express Scripts Holding Co.,
3.000%, 7–15–23	3,175	3,068

		5,736

Pharmaceuticals – 0.3%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.),
2.800%, 7–21–23	1,950	1,851

Total Health Care – 1.5%		10,790
Industrials

Airlines – 0.2%
British Airways plc,
5.625%, 6–20–20 (A)	1,125	1,170
U.S. Airways Group, Inc., Class B,
8.500%, 4–22–17	337	338

		1,508

Industrial Machinery – 0.7%
Pentair Finance S.A.,
3.625%, 9–15–20	4,500	4,620

Railroads – 1.0%
BNSF Funding Trust I,
6.613%, 12–15–55	6,280	7,222

Total Industrials – 1.9%		13,350
Information Technology

Application Software – 0.7%
Block Financial LLC (GTD by H&R Block, Inc.),
4.125%, 10–1–20	5,000	5,117

Systems Software – 1.2%
Microsoft Corp.,
4.500%, 2–6–57	3,500	3,602
Symantec Corp.,
3.950%, 6–15–22	4,834	4,855

		8,457

Technology Distributors – 0.5%
Tech Data Corp.,
3.700%, 2–15–22	3,650	3,669

Total Information Technology – 2.4%		17,243

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Aluminum – 0.1%
Kaiser Aluminum Corp.,
5.875%, 5–15–24	$1,000	$1,042

Industrial Gases – 0.6%
AmeriGas Partners L.P. and AmeriGas Finance Corp.:
5.500%, 5–20–25	700	695
5.750%, 5–20–27	3,600	3,554

		4,249

Total Materials – 0.7%		5,291
Real Estate

Health Care REITs – 0.7%
Omega Healthcare Investors, Inc.,
4.500%, 1–15–25	2,175	2,170
Physicians Realty L.P. (GTD by Physicians Realty Trust),
4.300%, 3–15–27	2,450	2,448

		4,618

Retail REITs – 0.4%
Retail Properties of America, Inc.,
4.000%, 3–15–25	2,950	2,813

Specialized REITs – 1.3%
Crown Castle International Corp.,
6.113%, 1–15–20 (A)	3,270	3,540
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc. and CyrusOne G.P.),
5.000%, 3–15–24 (A)	500	514
Hospitality Properties Trust:
4.500%, 6–15–23	1,775	1,836
4.650%, 3–15–24	1,200	1,222
Ventas Realty L.P. (GTD by Ventas, Inc.),
3.100%, 1–15–23	2,300	2,285

		9,397

Total Real Estate – 2.4%		16,828
Telecommunication Services

Integrated Telecommunication Services – 1.5%
AT&T, Inc.:
4.500%, 3–9–48	1,930	1,729
5.700%, 3–1–57	4,850	5,009
Frontier Communications Corp.,
8.875%, 9–15–20	3,405	3,592

		10,330

Total Telecommunication Services — 1.5%		10,330
Utilities

Electric Utilities – 4.7%
AES Corp. (The),
6.000%, 5–15–26	3,000	3,105

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Cleco Corporate Holdings LLC:
3.743%, 5–1–26 (A)	$2,200	$2,175
4.973%, 5–1–46 (A)	2,075	2,137
El Paso Electric Co.,
5.000%, 12–1–44	2,225	2,360
Exelon Corp.,
2.500%, 6–1–22 (D)	3,425	3,456
Exelon Generation Co. LLC,
3.400%, 3–15–22	7,600	7,661
Great Plains Energy, Inc.,
4.850%, 4–1–47	2,000	2,050
Indianapolis Power & Light Co.,
4.700%, 9–1–45 (A)	3,150	3,317
IPALCO Enterprises, Inc.,
3.450%, 7–15–20	2,300	2,326
Southern Power Co., Series F,
4.950%, 12–15–46	5,075	5,016

		33,603

Gas Utilities – 0.8%
AGL Capital Corp.,
3.875%, 11–15–25	3,050	3,104
Brooklyn Union Gas Co.,
4.504%, 3–10–46 (A)	2,875	3,000

		6,104

Multi–Utilities – 0.7%
Dominion Resources, Inc.:
2.962%, 7–1–19 (D)	1,300	1,318
5.750%, 10–1–54	3,300	3,416

		4,734

Total Utilities – 6.2%		44,441

TOTAL CORPORATE DEBT SECURITIES – 45.6%		$325,682
(Cost: $319,534)

MORTGAGE–BACKED SECURITIES
Commercial Mortgage-Backed Securities — 3.5%
7 WTC Depositor LLC Trust 2012-WTC Commercial Mortgage Pass-Through Certificates, Series 2012-7WTC,
4.082%, 3–13–31 (A)	737	746
BAMLL Commercial Mortgage Securities Trust 2014-520M, Class A,
4.185%, 8–15–46 (A)	4,130	4,338
Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003–2,
3.311%, 2–15–50	3,000	3,008
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-SMPD,
2.911%, 1–12–30 (A)	1,240	1,243

18	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

MORTGAGE–BACKED SECURITIES (Continued)	Principal	Value
Commercial Mortgage-Backed Securities (Continued)
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35, Class A4,
3.209%, 5–10–49	$2,585	$2,572
Credit Suisse Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-ICE, Class B,
3.304%, 9–15–37 (A)	1,500	1,519
GS Mortgage Securities Corp. Trust, Commercial Mortgage Pass-Through Certificates, Series 2012-BWTR,
3.440%, 11–5–34 (A)	1,000	983
Hometown Commercial Capital LLC, Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11–11–38 (A)	84	70
Hometown Commercial Trust, Commercial Mortgage-Backed Notes, Series 2007-1,
6.057%, 6–11–39 (A)	60	43
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-JP3 (10-Year U.S. Treaury index plus 110 bps),
3.648%, 12–15–49 (B)	575	591
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-JP5,
3.723%, 3–15–50	1,500	1,550
Mellon Residential Funding,
6.750%, 6–25–28	1	1
Multi Security Asset Trust L.P., Commercial Mortgage-Backed Securities Pass-Through Certificates, Series 2005-RR4,
5.880%, 11–28–35 (A)	1,280	1,271
Vornado DP LLC Trust 2010, Commercial Mortgage Pass-Through Certificates, Series 2010-VNO,
5.280%, 9–13–28 (A)	1,200	1,281
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class AS:
2.814%, 8–15–49	4,600	4,396
3.640%, 12–15–59	700	715
WFRBS Commercial Mortgage Trust 2011-C5 (3-Year U.S. Treasury index plus 145 bps),
3.667%, 11–15–44 (B)	435	456

		24,783

Other Mortgage-Backed Securities – 1.2%
Banc of America Mortgage Trust 2004-03,
4.875%, 4–25–19	14	14

MORTGAGE–BACKED SECURITIES (Continued)	Principal		Value
Other Mortgage-Backed Securities (Continued)
Bear Stearns Mortgage Securities, Inc.,
8.000%, 11–25–29	$106		$81
C-Bass 2006-MH1 Trust (Mortgage spread to 1-year U.S. Treasury index),
6.250%, 10–25–36 (A)(B)	1,954		2,005
CHL Mortgage Pass-Through Trust 2004-J4,
5.250%, 5–25–34	72		69
Collateralized Mortgage Obligation Trust,
5.000%, 7–1–18	1		1
CountryPlace Manufactured Housing Contract Trust 2005-1 (Mortgage spread to 3-year U.S. Treasury index),
5.200%, 12–15–35 (A)(B)	284		294
CWHEQ Home Equity Loan Trust, Series 2007-S2 (Mortgage spread to 2-year U.S. Treasury index),
5.934%, 5–25–37 (B)	266		261
GMACM Home Equity Loan Trust 2007-HE1 (1-Month U.S. LIBOR plus 14 bps),
5.952%, 8–25–37 (B)	553		553
Green Tree Financial Corp., Manufactured Housing Contract, Pass-Through Certificates, Series 1993-3A7,
6.400%, 10–15–18	4		4
Invitation Homes Trust, Series 2014-SFR2,
2.013%, 9–17–31 (A)	961		962
JPMorgan Mortgage Trust 2004-A3 (Mortgage spread to 10-year U.S. Treasury index),
3.211%, 7–25–34 (B)	148		149
Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C2,
6.250%, 12–10–29	283		282
Morgan Stanley BAML Trust, Series 2016-C32,
3.720%, 12–15–49	320		331
Morgan Stanley Capital I Trust 2012-STAR, Class A-2,
3.201%, 8–5–34 (A)	1,350		1,350
Morgan Stanley Capital I Trust 2012-STAR, Class B,
3.451%, 8–5–34 (A)	930		926
Origen Manufactured Housing Contract Trust 2005-B,
5.910%, 1–15–37	508		528
Prudential Home Mortgage Securities:
6.800%, 4–28–24 (A)	—	*	—	*
8.061%, 9–28–24 (A)	1		1
RASC, Series 2003-KS10 Trust,
6.410%, 12–25–33	158		109

MORTGAGE–BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1,
6.033%, 12–25–30	$742	$442
Structured Asset Mortgage Investments, Inc.,
1.442%, 5–2–30	6	1

		8,363

TOTAL MORTGAGE-BACKED SECURITIES – 4.7%		$33,146
(Cost: $33,987)

MUNICIPAL BONDS – TAXABLE

Alabama – 0.1%
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013T,
3.435%, 12–15–25	470	483

New York – 0.8%
Port Auth of NY & NJ Consolidated Bonds, 168th Ser,
4.926%, 10–1–51	2,690	3,044
Port Auth of NY & NJ Consolidated Bonds, Ser 174,
4.458%, 10–1–62	3,000	3,143

		6,187

Washington – 0.2%
Pub Util Dist No. 1, Douglas Cnty, WA, Wells Hydroelec Bonds, Ser 2010A,
5.450%, 9–1–40	1,205	1,353

TOTAL MUNICIPAL BONDS – TAXABLE – 1.1%		$8,023
(Cost: $7,249)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 24.5%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
5.300%, 1–15–33	76	84
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month LIBOR plus 220 bps),
3.182%, 9–25–24(B)	2,750	2,830
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month LIBOR plus 280 bps),
3.782%, 5–25–28(B)	2,377	2,451
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month LIBOR plus 330 bps),
4.282%, 10–25–27(B)	2,926	3,137

2017	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month LIBOR plus 380 bps),
4.782%, 3–25–25 (B)	$1,050	$1,129
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
5.500%, 12–1–17	8	8
5.500%, 9–1–19	34	34
5.000%, 4–1–23	203	216
3.500%, 8–1–26	545	570
2.500%, 3–1–28	578	585
2.500%, 4–1–28	556	563
5.000%, 5–1–29	56	61
3.500%, 5–1–32	1,155	1,204
6.500%, 9–1–32	39	45
6.000%, 11–1–33	45	52
5.500%, 5–1–34	426	489
6.500%, 5–1–34	118	137
5.500%, 6–1–34	123	138
5.000%, 9–1–34	1	1
5.500%, 9–1–34	4	4
5.500%, 10–1–34	187	212
5.500%, 7–1–35	55	62
5.000%, 8–1–35	52	56
5.500%, 10–1–35	59	67
5.000%, 11–1–35	148	162
5.000%, 12–1–35	32	35
6.500%, 7–1–36	49	54
7.000%, 12–1–37	40	44
5.500%, 2–1–39	262	295
5.000%, 11–1–39	133	148
5.000%, 1–1–40	759	833
5.000%, 3–1–40	1,265	1,400
5.000%, 4–1–40	253	278
5.000%, 8–1–40	232	254
4.000%, 10–1–40	574	603
4.000%, 11–1–40	808	859
4.500%, 1–1–41	654	704
4.000%, 2–1–41	1,389	1,469
4.000%, 3–1–41	439	465
4.500%, 3–1–41	327	352
4.500%, 4–1–41	970	1,052
4.000%, 6–1–41	493	523
4.000%, 8–1–41	317	335
4.000%, 11–1–41	3,415	3,604
3.500%, 3–1–42	1,764	1,813
3.000%, 8–1–42	1,158	1,154
3.500%, 8–1–42	3,083	3,168
3.000%, 1–1–43	1,465	1,460
3.000%, 2–1–43	1,807	1,803
3.500%, 7–1–44	2,258	2,315
3.500%, 12–1–44	4,481	4,587
3.500%, 5–25–45	5,704	5,714
3.000%, 7–1–45	8,608	8,534
3.500%, 3–1–46	2,486	2,545
3.000%, 10–25–46	1,557	1,530
Federal National Mortgage Association Agency REMIC/CMO (1-Month LIBOR plus 260 bps),
3.582%, 5–25–24 (B)	4,000	4,080

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9–1–17	$1	$1
6.000%, 1–1–18	10	10
5.500%, 2–1–18	7	7
5.500%, 3–1–18	2	2
5.000%, 5–1–18	29	30
5.000%, 6–1–18	6	7
5.000%, 7–1–18	3	3
5.000%, 10–1–18	25	26
5.500%, 9–1–19	12	13
3.000%, 9–1–22	640	656
5.000%, 7–1–23	110	120
6.000%, 8–1–23	113	121
5.500%, 2–1–24	47	52
4.500%, 4–1–25	169	178
3.500%, 11–1–25	351	368
3.500%, 6–1–26	542	565
2.500%, 11–1–27	1,007	1,004
3.000%, 4–1–28	3,255	3,337
2.500%, 4–1–29	705	705
6.000%, 8–1–29	43	49
7.500%, 5–1–31	17	19
7.000%, 9–1–31	7	8
7.000%, 11–1–31	82	93
6.500%, 12–1–31	9	10
6.500%, 2–1–32	84	97
7.000%, 2–1–32	66	76
7.000%, 3–1–32	103	122
6.500%, 4–1–32	17	19
6.500%, 5–1–32	35	39
6.500%, 7–1–32	10	12
6.500%, 8–1–32	16	18
6.000%, 9–1–32	18	21
6.500%, 9–1–32	36	40
6.000%, 10–1–32	321	372
6.500%, 10–1–32	41	47
6.000%, 11–1–32	230	266
3.500%, 12–1–32	1,688	1,763
6.000%, 3–1–33	380	437
5.500%, 4–1–33	297	335
6.000%, 4–1–33	14	15
5.500%, 5–1–33	27	30
6.000%, 6–1–33	72	82
6.500%, 8–1–33	14	15
6.000%, 10–1–33	40	45
6.000%, 12–1–33	78	89
5.500%, 1–1–34	133	149
6.000%, 1–1–34	41	47
5.000%, 3–1–34	258	283
5.500%, 3–1–34	26	30
5.500%, 4–1–34	26	29
5.000%, 5–1–34	14	16
6.000%, 8–1–34	64	72
5.500%, 9–1–34	183	203
6.000%, 9–1–34	77	87
6.500%, 9–1–34	190	214
5.500%, 11–1–34	225	250
6.000%, 11–1–34	104	118
6.500%, 11–1–34	8	10
5.000%, 12–1–34	382	418
5.500%, 1–1–35	220	245

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 2–1–35	$617	$696
6.500%, 3–1–35	153	175
5.000%, 4–1–35	71	77
5.500%, 4–1–35	149	167
4.500%, 5–1–35	225	242
5.500%, 6–1–35	7	8
4.500%, 7–1–35	210	226
5.000%, 7–1–35	511	559
5.500%, 7–1–35	59	65
5.500%, 8–1–35	8	9
5.500%, 10–1–35	313	357
5.500%, 11–1–35	154	172
5.500%, 12–1–35	163	183
5.000%, 2–1–36	39	43
5.500%, 2–1–36	68	72
6.500%, 2–1–36	39	43
5.500%, 9–1–36	191	214
5.500%, 11–1–36	73	81
6.000%, 11–1–36	51	57
6.000%, 1–1–37	39	45
6.000%, 5–1–37	96	110
5.500%, 6–1–37	53	60
6.000%, 8–1–37	46	52
6.000%, 9–1–37	52	59
7.000%, 10–1–37	16	17
5.500%, 3–1–38	190	219
5.000%, 4–1–38	254	284
5.500%, 5–1–38	57	63
6.000%, 10–1–38	167	190
6.000%, 12–1–38	118	134
4.500%, 6–1–39	148	160
5.000%, 12–1–39	350	390
5.500%, 12–1–39	222	249
5.000%, 3–1–40	808	894
4.000%, 4–1–40	1,000	1,049
6.000%, 6–1–40	100	113
4.500%, 10–1–40	734	791
4.000%, 12–1–40	974	1,025
3.500%, 4–1–41	1,864	1,918
4.000%, 4–1–41	1,168	1,237
4.500%, 4–1–41	1,825	1,974
5.000%, 4–1–41	207	230
4.500%, 7–1–41	914	985
4.000%, 8–1–41	739	778
4.000%, 9–1–41	1,181	1,248
4.000%, 10–1–41	1,307	1,381
3.500%, 11–1–41	3,028	3,115
3.500%, 1–1–42	3,747	3,853
3.000%, 3–1–42	1,121	1,119
3.500%, 4–1–42	5,327	5,475
3.500%, 8–1–42	1,841	1,892
3.000%, 9–1–42	1,955	1,950
3.500%, 1–1–43	992	1,021
3.500%, 2–1–43	1,361	1,405
3.500%, 3–1–43	1,870	1,927
3.000%, 4–1–43	1,089	1,080
3.000%, 5–1–43	6,697	6,679
4.000%, 1–1–44	1,146	1,217
4.000%, 4–1–44	3,064	3,215
3.500%, 5–1–45	2,144	2,202
3.500%, 6–1–45	1,908	1,959
3.500%, 7–1–45	1,586	1,627
3.500%, 8–1–45	2,090	2,144

20	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
3.500%, 9–1–45	$1,372	$1,408
3.000%, 12–1–45	1,426	1,416
3.000%, 1–1–46	3,807	3,781
4.000%, 2–1–47	999	1,055
Government National Mortgage Association Agency REMIC/CMO:
0.643%, 7–16–40 (E)	119	—	*
0.000%, 3–16–42 (E)	608	—	*
0.011%, 6–17–45 (E)	347	—	*
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.250%, 7–15–24	54	59
4.000%, 8–20–31	641	683
5.000%, 7–15–33	156	172
5.000%, 7–15–34	110	122
5.500%, 12–15–34	153	172
5.000%, 1–15–35	151	166
3.250%, 11–20–35	637	653
5.000%, 12–15–35	260	287
4.000%, 6–20–36	997	1,062
5.500%, 7–15–38	157	179
5.500%, 10–15–38	182	212
5.500%, 2–15–39	48	53
5.000%, 12–15–39	133	149
5.000%, 1–15–40	823	903
4.500%, 6–15–40	433	471
5.000%, 7–15–40	196	215
4.000%, 12–20–40	526	563
4.000%, 1–15–41	660	699
4.000%, 10–15–41	395	419
3.500%, 10–20–43	1,674	1,743
4.000%, 12–20–44	629	665
3.500%, 2–20–45	2,824	2,931
3.000%, 3–15–45	3,584	3,620
3.000%, 3–20–45	1,833	1,851
3.500%, 3–20–45	1,897	1,969
3.000%, 4–1–45	365	368
3.500%, 4–20–45	4,289	4,451
3.500%, 4–20–46	1,377	1,429

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1995-1, Class 1 (Mortgage spread to 3-year U.S. Treasury index),
7.241%, 2–15–25 (B)	$55	$61
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1995-1, Class 2,
7.793%, 2–15–25	16	18

		174,788

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 24.5%		$174,788
(Cost: $174,101)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 8.3%
U.S. Treasury Bonds:
5.375%, 2–15–31 (F)	4,940	6,595
2.875%, 11–15–46	16,087	15,603
U.S. Treasury Notes:
1.375%, 1–15–20	1,000	997
1.375%, 2–15–20	3,375	3,364
1.875%, 2–28–22	8,427	8,408
2.250%, 12–31–23	10,965	11,002
2.125%, 2–29–24	1,400	1,392
2.250%, 2–15–27	12,120	11,964

		59,325

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 8.3%		$59,325
(Cost: $58,015)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (G) – 2.6%
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
1.050%, 4–4–17	$5,000	$5,000
Ecolab, Inc.,
1.090%, 4–3–17	10,819	10,818
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
0.870%, 4–14–17	3,000	2,999

		18,817

Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (H)	1,911	1,911

TOTAL SHORT-TERM SECURITIES – 2.9%		$20,728
(Cost: $20,728)

TOTAL INVESTMENT SECURITIES – 101.5%		$724,614
(Cost: $715,199)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.5)%		(11,012)

NET ASSETS – 100.0%		$713,602

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $113,191 or 15.9% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2017.

(E)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(F)	All or a portion of securities with an aggregate value of $374 have been pledged as collateral on open futures contracts.

(G)	Rate shown is the yield to maturity at March 31, 2017.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY ADVANTUS BOND FUND (in thousands)

MARCH 31, 2017

The following futures contracts were outstanding at March 31, 2017 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	Short	6–30–17	225	$(28,027)	$(13)
U.S. Treasury Long Bond	Short	6–30–17	11	(1,659)	(3)
U.S. 5-Year Treasury Note	Long	7–6–17	412	48,504	(24)

				$18,818	$(40)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$7,124	$—	$—
Asset-Backed Securities	—	95,250	548
Corporate Debt Securities	—	325,682	—
Mortgage-Backed Securities	—	33,146	—
Municipal Bonds	—	8,023	—
United States Government Agency Obligations	—	174,788	—
United States Government Obligations	—	59,325	—
Short-Term Securities	—	20,728	—
Total	$7,124	$716,942	$548

Liabilities
Futures Contracts	$40	$—	$—

During the year ended March 31, 2017, securities totaling $1 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the year.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY CORE EQUITY FUND

(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. They have co-managed the Fund since 2006. Both have 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Core Equity Fund (Class A shares at net asset value)	10.42%
Ivy Core Equity Fund (Class A shares including sales charges)	4.05%

Benchmark(s) and/or Lipper Category
S&P 500 Index	17.17%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	15.89%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market sector update

The bull market for U.S. equities continued with the S&P 500 Index (the Fund’s benchmark) up over 17% for the year ended March 31, 2017. The makeup of this strong return was somewhat different than years past as markets bet on a future that will see improving economic growth. Returns benefited from a steep selloff in the first calendar quarter of 2016, which was led by a steep decline in the price of oil causing contagion concerns in the high yield and credit markets. This ended up being a strong buying opportunity in the energy sector and all cyclical areas of the market as the price of oil subsequently doubled through the year and credit markets recovered. Despite additional mini panics during calendar year 2016, most notably the United Kingdom’s June vote to surprisingly leave the European Union (Brexit), the more cyclical areas of the maintained leadership.

The bond market also had a wild ride through calendar year 2016 as the sharp drop in the 10 year yield at the beginning of the year bottomed after Brexit only to see a historic rise through the end of the calendar year (up almost 100 basis points), which provided significant tailwind for the financials sector. These trends toward more cyclical areas of the markets, which started mid-calendar year were supercharged by the U.S. election results where the victory of President Trump catalyzed a further cyclical reaction in the market. While no sector had negative returns for the fiscal year ended March 31, 2017, the only sectors to post returns below 10% were consumer staples, telecommunications, utilities and real estate. The sectors were the obvious beneficiaries of low interest rates and anemic economic growth in previous years. The more cyclical areas of the market saw strong double digit returns with financials leading the index up 32% in the 12-month fiscal period and technology up 24%. While the acceleration in economic activity has yet to be seen, we believe that the market has been encouraged that policy actions will be taken to help strengthen the economy.

Contributors and detractors

In the 12-month period ended March 31, 2017, the Fund significantly underperformed its benchmark by roughly 600 basis points. In the 11 years that we have been managing this strategy, this past fiscal year has been the most disappointing period. What hurt us was a combination of being too cautious with regard to the economic outlook and poor stock selection in the health care sector. Health care stock selection was more than half of the fiscal year’s underperformance as Fund holdings in Teva Pharmaceuticals (no longer a holding) and Alexion Pharmaceuticals were down much more than the sector overall, which suffered from the political pressure around pricing.

Our decision to become more cautious after the surprise Brexit vote by selling financials, while seeming sensible at the time, turned out to be wrong as the market basically moved on after a few days of panic. Because of these moves post Brexit to become more defensive, the Fund was poorly positioned for a surprise U.S. election result and arguably an even more surprising market reaction to President Trump’s victory. Financials as well as more value-oriented areas of all sectors significantly outperformed following the election as confidence built for pro-growth policies from a Republican-controlled Washington. After the U.S. election we shifted the Fund’s portfolio to benefit from improving economic growth. While the market is continuing to judge President Trump’s progress on a daily basis, we believe that there will be meaningful action in the areas of deregulation, tax reform and infrastructure spending in calendar year 2017. We further believe that these policy

2017	ANNUAL REPORT	23

measures should provide the necessary follow through from the recent spikes in business and consumer confidence. In addition, we believe that the previous few months of weakness in the energy sector will reverse as inventory data in coming months should help alleviate supply concerns. As this occurs, we believe that oil prices will stabilize in the $50s and Fund holdings levered to low cost U.S. production growth will perform well.

One area of significant exposure that we expect to continue to benefit the portfolio is in technology. The combination of strong outlooks for more well-known areas such as smartphone product cycles and e-commerce combined with emerging trends including autonomous driving, virtual reality and digitization will lead to strong secular growth. Many U.S. companies continue to lead the way in these areas and their competitive advantages in many cases are material. While valuations in these areas have historically been at the higher end of the market and recent outperformance has been significant, the long-term outlook for the leaders in these areas remains positive. We expect that current portfolio holdings of Adobe Systems, Inc., Alibaba Group Holding Ltd., Alphabet, Inc. and Facebook, Inc. should continue to benefit. In the upcoming fiscal year, the sector should be helped by the 10-year anniversary of Apple’s iPhone, which will launch in the fall of 2017 and is expected to have significant new features. After a few years of minor changes, the upcoming cycle will feature a new screen technology referred to as “OLED,” which increases brightness and reduces power usage. Apple, Inc. has recently been added to the Fund’s portfolio as we believe earnings expectations are materially too low. We expect the upgrade rate to be higher than the market expects resulting in higher phone sales than current consensus.    In addition, holdings such as Applied Materials, Inc. and ASML Holding will continue to benefit as both smartphones and other key applications continue to produce upside for equipment spending by the world’s most advanced semiconductor and display manufacturers.

Outlook

Stronger economic growth resulting in stronger revenue growth should be an important driver for earnings and equity returns in the coming fiscal year. We are in a part of the economic cycle where revenue growth is required for better earnings performance as most of the cost cutting and balance sheet refinancing tailwinds have been largely exacerbated. With valuations elevated across the market and interest rates expected to rise in the coming year, we believe that identifying companies with multiyear earnings drivers should be a winning strategy and is exactly the focus of our process. We strongly believe that today’s market environment combined with an unwavering focus on our earnings-driven process will result in strong relative performance in the year ahead.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Core Equity Fund.

24	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Information Technology	27.0%
Financials	16.4%
Consumer Discretionary	15.3%
Health Care	12.7%
Energy	9.0%
Industrials	8.6%
Consumer Staples	8.6%
Materials	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	802/853	94
3 Year	713/765	94
5 Year	606/695	88
10 Year	138/543	26

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	Information Technology	Internet Software & Services
Morgan Stanley	Financials	Investment Banking & Brokerage
Wells Fargo & Co.	Financials	Diversified Banks
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Union Pacific Corp.	Industrials	Railroads
Adobe Systems, Inc.	Information Technology	Application Software
Kraft Foods Group, Inc.	Consumer Staples	Packaged Foods & Meats
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Twenty-First Century Fox, Inc., Class A	Consumer Discretionary	Movies & Entertainment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	25

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	4.05%	5.39%	9.60%	4.16%	10.76%	10.84%	10.01%	10.75%
5-year period ended 3-31-17	8.65%	8.74%	9.09%	8.53%	10.30%	—	—	10.25%
10-year period ended 3-31-17	6.69%	6.47%	6.50%	—	—	—	—	7.56%
Since Inception of Class through 3-31-17(6)	—	—	—	6.59%	7.81%	5.20%	10.45%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

26	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.4%
Magna International, Inc.	547	$23,622

Automotive Retail – 1.7%
O’Reilly Automotive, Inc. (A)	60	16,136

Broadcasting – 1.5%
CBS Corp., Class B	217	15,037

Cable & Satellite – 2.4%
Comcast Corp., Class A	613	23,039

Home Improvement Retail – 2.6%
Home Depot, Inc. (The)	169	24,777

Housewares & Specialties – 2.0%
Newell Rubbermaid, Inc.	419	19,741

Movies & Entertainment – 2.7%
Twenty-First Century Fox, Inc., Class A	796	25,795

Total Consumer Discretionary – 15.3%		148,147
Consumer Staples

Brewers – 2.0%
Molson Coors Brewing Co., Class B	198	18,912

Hypermarkets & Super Centers – 1.2%
Costco Wholesale Corp.	69	11,537

Packaged Foods & Meats – 2.9%
Kraft Foods Group, Inc.	309	28,042

Tobacco – 2.5%
Philip Morris International, Inc.	216	24,406

Total Consumer Staples – 8.6%		82,897
Energy

Oil & Gas Drilling – 1.1%
Helmerich & Payne, Inc.	156	10,358

Oil & Gas Equipment & Services – 2.4%
Halliburton Co.	485	23,872

Oil & Gas Exploration & Production – 5.5%
Anadarko Petroleum Corp.	175	10,863
Cimarex Energy Co.	155	18,525
EOG Resources, Inc.	180	17,588
Pioneer Natural Resources Co.	34	6,369

		53,345

Total Energy – 9.0%		87,575
Financials

Asset Management & Custody Banks – 1.6%
Blackstone Group L.P. (The)	514	15,275

COMMON STOCKS (Continued)	Shares	Value
Diversified Banks – 5.5%
Bank of America Corp.	992	$23,411
Wells Fargo & Co.	534	29,740

		53,151

Financial Exchanges & Data – 1.9%
CME Group, Inc.	160	18,996

Investment Banking & Brokerage – 4.3%
Charles Schwab Corp. (The)	301	12,300
Morgan Stanley	699	29,958

		42,258

Other Diversified Financial Services – 3.1%
JPMorgan Chase & Co.	338	29,681

Total Financials – 16.4%		159,361
Health Care

Biotechnology – 3.5%
Alexion Pharmaceuticals, Inc. (A)	124	15,013
Shire Pharmaceuticals Group plc ADR	106	18,532

		33,545

Health Care Equipment – 1.5%
Intuitive Surgical, Inc. (A)	20	15,023

Health Care Facilities – 1.8%
HCA Holdings, Inc. (A)	191	16,961

Managed Health Care – 2.9%
Cigna Corp.	96	14,107
UnitedHealth Group, Inc.	87	14,236

		28,343

Pharmaceuticals – 3.0%
Eli Lilly and Co.	173	14,568
Zoetis, Inc.	273	14,554

		29,122

Total Health Care – 12.7%		122,994
Industrials

Aerospace & Defense – 1.6%
Lockheed Martin Corp.	56	15,039

Building Products – 1.0%
Johnson Controls, Inc.	234	9,863

Construction Machinery & Heavy Trucks – 1.5%
PACCAR, Inc.	215	14,421

Railroads – 4.5%
Norfolk Southern Corp.	129	14,422
Union Pacific Corp.	277	29,341

		43,763

Total Industrials – 8.6%		83,086

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 3.0%
Adobe Systems, Inc. (A)	224	$29,136

Data Processing & Outsourced Services – 4.2%
MasterCard, Inc., Class A	182	20,416
Visa, Inc., Class A	226	20,111

		40,527

Internet Software & Services – 7.6%
Alibaba Group Holding Ltd. ADR (A)	152	16,347
Alphabet, Inc., Class A (A)	39	32,640
Facebook, Inc., Class A (A)	172	24,439

		73,426

Semiconductor Equipment – 4.4%
Applied Materials, Inc.	678	26,362
ASML Holding N.V., NY Registry Shares	120	15,870

		42,232

Semiconductors – 4.0%
Analog Devices, Inc.	305	24,954
Texas Instruments, Inc.	174	13,985

		38,939

Technology Hardware, Storage & Peripherals – 3.8%
Apple, Inc.	258	37,093

Total Information Technology – 27.0%		261,353
Materials

Commodity Chemicals – 1.0%
LyondellBasell Industries N.V., Class A	106	9,639

Total Materials – 1.0%		9,639

TOTAL COMMON STOCKS – 98.6%		$955,052
(Cost: $795,399)

TOTAL INVESTMENT SECURITIES – 98.6%		$955,052
(Cost: $795,399)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.4%		13,226

NET ASSETS – 100.0%		$968,278

2017	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$955,052	$—	$—
Total	$955,052	$—	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY CUNDILL GLOBAL VALUE FUND

(UNAUDITED)

Jonathan D. Norwood

Richard Y.C. Wong

Ivy Cundill Global Value Fund is sub-advised by Mackenzie Financial Corporation.

Below, Richard Wong, CFA, and Jonathan Norwood, CFA, portfolio managers of the Ivy Cundill Global Value Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Wong has managed the Fund since March 2016 and has 23 years of industry experience. Mr. Norwood has managed the Fund since March 2016 and has 19 years of industry experience. Andrew Massie previously served as a portfolio manager on the Fund until August 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Cundill Global Value Fund (Class A shares at net asset value)	20.10%
Ivy Cundill Global Value Fund (Class A shares including sales load)	13.22%

Benchmark(s) and/or Lipper Category
MSCI ACWI Value Index	17.12%
(generally reflects the performance of value-oriented securities that represent the global stock market, including emerging markets)
Lipper Global Multi-Cap Value Funds Universe Average	14.94%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Resurgence in value investing

For the 12 months ended March 31, 2017, the Fund outperformed its benchmark index and Lipper peer group. The recovery of Chesapeake Energy Corp. Preferred Shares was the largest contributor to the Fund’s performance during the period. Security selection in the industrials and telecommunications sectors, as well as a lack of exposure to the utilities sector, also contributed to the Fund’s relative outperformance. Forward currency contracts were beneficial to outperformance for the period as well. On the other hand, poor stock selection in materials and an overweight allocation to the poor-performing consumer discretionary sector detracted from performance.

From a geographical standpoint, the decision to increase exposure to the relatively strong-performing U.S. was beneficial to performance for the period. Increased exposure to the U.S. stemmed from perceived better value opportunities relative to other countries such as Japan and South Korea, where the Fund’s exposure was reduced.

Strategies and techniques

We continue to find perceived excellent value in areas such as U.S. financials, healthcare and enterprise technology. We initiated positions in U.S. industrials, including Union Pacific Corp. and Nielsen Holdings plc, which we believe will benefit from the accelerating U.S. economy. We also initiated a position in Canadian company Hudson’s Bay Co. (HBC). HBC is a global company, having acquired other heritage chains such as Saks Fifth Avenue and Lord & Taylor in the U.S., and Galeria Kaufhof in Germany. These acquisitions have resulting in HBC owning a substantial number of valuable real estate properties. We believe the widespread pessimism in the retail industry today, and the complex structure of HBC (operations in three countries and three real estate joint ventures) provided us with the opportunity to own this portfolio of assets at a bargain price. We believe our cost represents a steep discount to the conservatively estimated value of the real estate net of all debt, and we make no assumption on the value or potential recovery of the retail operations.

Outlook

We are confident we are in the early stages of a long-run, multi-year resurgence of value investing. Since 2009, the markets rewarded growth stocks during the period of muted economic growth, and bond proxies as conservative investors searched for safety and yield. While we expect to see months and quarters where these types of securities will outperform value-oriented stocks, we believe the tide has turned and the current backdrop is very constructive for value investors. We believe this is evidenced by our ability to find perceived relative value in areas such as U.S. financials, cyclicals, healthcare, and enterprise technology. Markets began to recognize the value in these investments last year and we believe there is still a lot of upside potential in these opportunities.

2017	ANNUAL REPORT	29

The global economy continues to improve, and we see fundamental macro improvements in all the major regions. The re-emergence of inflation is also taking place. That is an environment where value stocks could extend their gains. However, currently the market is concerned with a number of headline risks, causing profit-taking in the winners of 2016 and fund flows back into the bond market in the near term.

The Trump administration’s failure to pass their first healthcare bill is being showcased as evidence that the government may not be able to get much else done. We have held the view that replacing the Affordable Care Act would be difficult, but there are other items on the Republican agenda that are more likely to gain wider support. Tax reform of some kind, reduction in regulatory burdens and infrastructure spending are areas that a significant portion of the administration can agree on, and we believe some policy action is likely before the mid-term elections in November 2018. However, the U.S. economy is improving and any additional fiscal stimulus could very well be “fuel on the fire”.

In Europe, all eyes are on the French election. The populist candidate Marine Le Pen is still one of the front runners, and markets are concerned with a potential “Frexit,” or France leaving the European Union. We believe the risk of such an event is very low as most French citizens want to stay in the eurozone. Having said that, we think the risk is worth monitoring, but we do not have significant exposure to France or the eurozone at fiscal year end. Apart from the French election, Brexit negotiations will be widely followed. We believe such negotiations could take a longer time than most political watchers expect. A near term dramatic break-up is not likely due to the economic damage it could impose on both sides.

Despite the political uncertainty, European consumer confidence, economic activity and inflation are all heading in a positive direction. They contribute toward our confidence in a global economic acceleration. Overall, we believe we have a portfolio with significant value and meaningful upside. There is a lot of headline risk that is temporarily causing capital to flow back into the bond market. But we believe we are in an environment of synchronized growth around the world and our portfolio is positioned to take advantage of the near-term misperceptions.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Cundill Global Value Fund.

30	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY CUNDILL GLOBAL VALUE FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Financials	29.2%
Industrials	14.2%
Health Care	12.1%
Information Technology	11.4%
Consumer Discretionary	11.3%
Energy	10.9%
Materials	5.7%
Consumer Staples	2.7%
Telecommunication Services	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Lipper Rankings

Category: Lipper Global Multi-Cap Value Funds	Rank	Percentile
1 Year	14/90	16
3 Year	60/63	94
5 Year	44/46	94
10 Year	23/27	83

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	61.4%
United States	56.1%
Canada	5.3%
Europe	20.8%
France	6.3%
United Kingdom	5.2%
Other Europe	9.3%
Pacific Basin	17.5%
Japan	6.6%
South Korea	5.0%
Hong Kong	4.0%
Other Pacific Basin	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Citigroup, Inc.	United States	Financials	Other Diversified Financial Services
American International Group, Inc.	United States	Financials	Multi-Line Insurance
Wells Fargo & Co.	United States	Financials	Diversified Banks
Bank of America Corp.	United States	Financials	Diversified Banks
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	Germany	Financials	Reinsurance
Chesapeake Energy Corp., 5.750%, Cumulative	United States	Energy	Oil & Gas Exploration & Production
International Business Machines Corp.	United States	Information Technology	IT Consulting & Other Services
Honda Motor Co. Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Novartis AG, Registered Shares	Switzerland	Health Care	Pharmaceuticals
Twenty-First Century Fox, Inc., Class A	United States	Consumer Discretionary	Movies & Entertainment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	31

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CUNDILL GLOBAL VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	13.22%	14.48%	19.41%	13.56%	20.70%	20.81%	19.96%	20.38%
5-year period ended 3-31-17	4.02%	3.87%	4.65%	4.19%	5.78%	—	—	5.52%
10-year period ended 3-31-17	1.18%	0.97%	1.18%	—	—	—	—	2.22%
Since Inception of Class through 3-31-17(6)	—	—	—	1.30%	2.40%	-1.09%	5.74%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

32	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY CUNDILL GLOBAL VALUE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Canada

Consumer Discretionary – 2.8%
Hudson’s Bay Co.	324	$2,635
Magna International, Inc.	77	3,339

		5,974

Energy – 1.0%
Cenovus Energy, Inc.	187	2,114

Materials – 1.5%
Canfor Corp. (A)	234	3,194

Total Canada – 5.3%		11,282
China

Information Technology – 1.9%
Baidu.com, Inc. ADR(A)	24	4,056

Total China – 1.9%		4,056
France

Health Care – 2.4%
Sanofi-Aventis	55	4,987

Industrials – 3.9%
Compagnie de Saint-Gobain	91	4,669
Vinci	47	3,720

		8,389

Total France – 6.3%		13,376
Germany

Financials – 3.3%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	36	7,042

Total Germany – 3.3%		7,042
Hong Kong

Financials – 1.9%
First Pacific Co. Ltd.	5,525	4,009

Industrials – 2.1%
Cheung Kong (Holdings) Ltd.	364	4,478

Total Hong Kong – 4.0%		8,487
Italy

Consumer Discretionary – 1.5%
Mediaset S.p.A.	749	3,102

Total Italy – 1.5%		3,102
Japan

Consumer Discretionary – 2.6%
Honda Motor Co. Ltd.	186	5,607

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 1.8%
Hitachi Ltd.	721	$3,902

Telecommunication Services – 2.2%
SoftBank Group Corp.	65	4,555

Total Japan – 6.6%		14,064
Luxembourg

Energy – 1.9%
Tenaris S.A.	234	4,018

Total Luxembourg – 1.9%		4,018
South Korea

Information Technology – 2.5%
Samsung Electronics Co. Ltd.	3	5,266

Materials – 2.5%
POSCO	20	5,276

Total South Korea – 5.0%		10,542
Switzerland

Health Care – 2.6%
Novartis AG, Registered Shares	75	5,590

Total Switzerland – 2.6%		5,590
United Kingdom

Financials – 1.8%
Barclays plc	1,415	3,992

Industrials – 3.4%
G4S plc	989	3,771
Weir Group plc (The)	142	3,414

		7,185

Total United Kingdom – 5.2%		11,177
United States

Consumer Discretionary – 4.4%
TRI Pointe Group, Inc. (A)	313	3,919
Twenty-First Century Fox, Inc., Class A	168	5,447

		9,366

Consumer Staples – 2.7%
CVS Caremark Corp.	43	3,404
Wal-Mart Stores, Inc.	31	2,258

		5,662

Energy – 3.9%
Apache Corp.	79	4,068
Chesapeake Energy Corp. (A)	399	2,371
Rowan Cos., Inc. (A)	124	1,939

		8,378

COMMON STOCKS (Continued)	Shares	Value
Financials – 22.2%
American International Group, Inc.	185	$11,558
Bank of America Corp.	379	8,935
Citigroup, Inc. (B)	219	13,084
Goldman Sachs Group, Inc. (The)	19	4,401
Wells Fargo & Co.	166	9,267

		47,245

Health Care – 7.1%
Da Vita, Inc. (A)	78	5,301
HCA Holdings, Inc. (A)	60	5,347
McKesson Corp.	30	4,427

		15,075

Industrials – 4.8%
Nielsen Holdings plc	55	2,273
Union Pacific Corp.	40	4,287
Westinghouse Air Brake Technologies Corp.	45	3,540

		10,100

Information Technology – 5.2%
International Business Machines Corp.	37	6,480
Oracle Corp.	104	4,659

		11,139

Materials – 1.7%
Axalta Coating Systems Ltd. (A)	111	3,566

Total United States – 52.0%		110,531

TOTAL COMMON STOCKS – 95.6%		$203,267
(Cost: $166,045)

PREFERRED STOCKS
United States

Energy – 4.1%
Chesapeake Energy Corp., 5.750%, Cumulative	2	1,685
Chesapeake Energy Corp., 5.750%, Series A Cumulative	11	6,932

		8,617

Total United States – 4.1%		8,617

TOTAL PREFERRED STOCKS – 4.1%		$8,617
(Cost: $9,876)

2017	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY CUNDILL GLOBAL VALUE FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 0.7%
Federal Home Loan Bank
0.450%, 4-3-17	$1,590	$1,590

TOTAL SHORT-TERM SECURITIES – 0.7%		$1,590
(Cost: $1,590)

TOTAL INVESTMENT SECURITIES – 100.4%		$213,474
(Cost: $177,511)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(762)

NET ASSETS – 100.0%		$212,712

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $166 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Rate shown is the yield to maturity at March 31, 2017.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	1,472,410	U.S. Dollar	12,950	5–10–17	Morgan Stanley International	$—	$294
Euro	10,200	U.S. Dollar	11,089	7–21–17	Morgan Stanley International	149	—
Euro	2,200	U.S. Dollar	2,365	5–19–17	State Street Global Markets	13	—

						$162	$294

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$203,267	$—	$—
Preferred Stocks	1,685	6,932	—
Short-Term Securities	—	1,590	—
Total	$204,952	$8,522	$—
Forward Foreign Currency Contracts	$—	$162	$—

Liabilities
Forward Foreign Currency Contracts	$—	$294	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

34	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY CUNDILL GLOBAL VALUE FUND (in thousands)

MARCH 31, 2017

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Financials	29.2%
Industrials	14.2%
Health Care	12.1%
Information Technology	11.4%
Consumer Discretionary	11.3%
Energy	10.9%
Materials	5.7%
Consumer Staples	2.7%
Telecommunication Services	2.2%
Other+	0.3%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	35

MANAGEMENT DISCUSSION	IVY DIVIDEND OPPORTUNITIES FUND

(UNAUDITED)

Christopher J. Parker

Below, Christopher J. Parker, CFA, portfolio manager of Ivy Dividend Opportunities Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Parker has managed the Fund since August 2014 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Dividend Opportunities Fund (Class A shares at net asset value)	12.62%
Ivy Dividend Opportunities Fund (Class A shares including sales charges)	6.12%

Benchmark(s) and/or Lipper Category
Russell 1000 Index	17.43%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	14.99%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

In the early days of his first term as president, Barack Obama made the statement, “elections have consequences.” While he was referring to the impact of elections on the direction of policy and government, this statement is also true with respect to financial markets. This declaration echoed throughout the past fiscal year as the seminal events of that time frame centered on the U.S. election and a referendum in Great Britain.

In our view, the vote around Great Britain’s decision to leave the European Union (“Brexit”) and the outcome of the U.S. presidential election had a substantial impact on the complexion of returns over the past fiscal year, and will have ramifications in the fiscal years to come as well. That said, Brexit and President Trump were not the only drivers of returns during the measurement period. Over the course of the past few fiscal years, concerns regarding economic and earnings growth abounded. The U.S. industrial complex was enduring a slowdown and an earnings recession sparked by the dramatic decline in energy-related capital spending. Fears that this slowdown would propagate into the rest of the U.S. economy were very top of mind amongst investors. Would a slowing U.S. also put the brakes on recovery in Europe, or perhaps further slow growth in China?

As the fiscal year progressed, the most depressed portions of the industrial economy began to stabilize, albeit at low levels of activity and against very easy comparisons — but at least trends were not getting worse. China was showing signs of steadying and improvement in some areas. A multi-year, anti-graft campaign had accomplished its objectives and the wheels of commerce were beginning to turn once more. Finally, trends in Europe began to exhibit signs of life after several years of stubbornly subpar growth. By no means were growth rates off to the races or sufficiently robust to warrant a major positive inflection in earnings or valuations. However, trends were headed in the right direction, even without the help of a more favorable policy environment.

While the Brexit vote was certainly a surprise and will have meaningful long-term implications for Great Britain, the election of Donald Trump was possibly more unfathomable and of greater impact to the near and intermediate term for equity markets. The Trump election, along with Republicans’ holding the House and Senate, drove a surge in the market in the months following the election. The “Trump Bump” was driven by a view that the change in administration would lead to more favorable regulatory environment for business, tax reform and increased government spending targeting infrastructure and defense. We certainly agree with the broad view that the combination of an already improving outlook and a more favorable background vis-à-vis government policy is promising for equity markets. However, in thinking about how to incorporate the impact of potential policies into our outlook for earnings and valuations, it is worth keeping a simple mantra in mind. Company management teams are generally evaluated on what they are able to deliver in particular relative to expectations. As a result, it has become standard practice to under-promise and over-deliver. For politicians getting elected, crudely speaking, is often the primary goal. As a result, politicians are willing to promise anything — even making promises they fully understand they have little if any chance of keeping once in office.

Contributors and detractors

Equity markets rallied strongly over the past 12 months ended March 31, 2017, with the Russell 1000 Index, the Fund’s benchmark, increasing by roughly 17%. The Fund lagged its benchmark and its Lipper Equity Income peer group over the

36	ANNUAL REPORT	2017

past 12 fiscal months. Over the past fiscal year, sectors with a higher level of cyclical exposure, as well as those more directly benefitted by the new presidential administration’s pro-business policies, outperformed the overall market. More defensive sectors generally underperformed, but all sectors increased over that time frame.

Financials, technology, materials and industrials all outperformed over the past fiscal year. The performance of the financials sector was especially strong over the measurement period. The bulk of this performance occurred after the surprising outcome of the U.S. presidential election, as the market quickly incorporated a more beneficial regulatory and economic environment into the valuations of financials stocks. Performance of bank stocks in particular was especially strong as this group is viewed as experiencing the most significant change in fortune under the policies proposed by the Trump administration.

Telecommunications, real estate, consumer staples, utilities and health care are all generally defensive sectors and underperformed the market overall the past fiscal year. Consumer discretionary also underperformed. This is generally a more pro-cyclical sector, but performance here was adversely impacted by sluggish consumer demand and the Darwinian struggle for survival that is unfolding in many sub-sectors within consumer discretionary. Legacy players continue to be challenged and supplanted by on-line and alternative business models that have eliminated large profit pools in the sector and heightened concerns around the pace of secular decline for many large players.

From a sector allocation perspective, the Fund was adversely impacted by its cash position over the measurement period given the strong returns from the market. The Fund’s underweight positions in telecommunications, health care and utilities benefitted performance. The Fund’s overweight in energy was a drag on results. The Fund’s underweight in technology relative to the benchmark was also a drag on performance, though much of this underweight was a function of the index’s weighting in non-dividend paying technology companies, in which the Fund does not invest.

Fund performance was helped by strong stock selection in the technology and energy sectors, whereas stock selection in the health care, real estate and consumer discretionary sectors adversely impacted relative performance. The Fund’s investments in Applied Materials, Inc. (no longer a holding), Cypress Semiconductor Corp., and Analog Devices, Inc. were especially positive individual contributors to performance. Harris Corp., JP Morgan Chase & Co., and Noble Energy, Inc. (no longer a holding) were also notable favorable contributors to performance. Teva Pharmaceutical Industries Ltd. (no longer a holding) was the greatest detractor from Fund performance. Degradation in generic revenue trends over the course of the measurement period caused a substantial transformation in perception regarding the attractiveness of Teva Pharmaceutical Industries Ltd.’s recent purchase of Allergan’s generic division — causing the stock price to decline. Corrections Corp. of America (no longer a holding) was also a notable underperformer from an individual stock perspective. Its performance was hurt by an announcement from the Obama administration that the Federal government would seek to end it use of private prisons where possible. In our view, this announcement was politically motivated and based on specious supporting evidence, but caused a substantial decline in Corrections Corp. of America’s stock price as the Federal government is a large tenant. This decision has since been reversed by the Trump administration.

Strategy and outlook

We are optimistic that the market earnings outlook is improving, and believe there are some “Blue Sky” scenarios around actions from the new administration that could provide upside. First, we think the base economic backdrop is stable to improving. The U.S. has weathered the worst of the energy-induced industrial profit recession that has unfolded over the past two years, and should begin to grow against easier comps. Additionally, from a global viewpoint growth in large economic zones such as Europe and China are on the mend. There remain areas of weakness (Brazil) and potential downside (United Kingdom), but on the whole the outlook appears to be improving. This was the case even before the U.S. election ushered in a bow-wave of optimism around growth and investment. This optimism hasn’t translated into action just yet, but appears sufficient to at the very least maintain a solid pace of growth — which could give the economic cycle a bit longer-life. We think the U.S. consumer remains in good shape as the outlook for employment and wages are both favorable. The consumer remains stubbornly disciplined around spending and debt. This has muted growth in consumer spending thus far in the recovery, but could serve to extend the duration of the cycle. There are early signs that point to late cyclical concerns, though for the time being these are limited and do not appear especially troublesome.

Upside to this outlook could be provided by actions from a more pro-growth administration. Any combination of reduced regulatory burdens, increased government spending in areas such as infrastructure and defense, and tax reform could have a positive impact on growth and sentiment which could serve to boost growth and extend the duration of the current economic cycle. We think the impact from any of these actions appears to be more likely to occur in calendar 2018, so some of the gratification the market is currently seeking may be delayed. Additionally, such pro-growth actions seem likely more limited in scope than many participants expect, as early efforts around united action by the Republican administration and Congress have been underwhelming.

2017	ANNUAL REPORT	37

Standing against this fairly sanguine view of the future is a market full of hopes and dreams that might be ripe for disappointment. Equities have performed strongly since the U.S. election, and over the course of the past two fiscal quarters, as better data has come to fruition. Much of this rally is fueled by expectations for substantial reform and a boost to growth coming from governmental action. As a result, valuations have drifted upward in-spite of data coming in in-line to better than consensus. While expectations have grown, the range of what seems likely has shrunk. The new administration has failed at marshaling a consensus to repeal and replace the Affordable Care Act and has also become bogged down in scandals around election interference, etc. There are some clear areas of progress around reducing regulatory burdens, but we think the likelihood of a more large scale boost to spending or substantial tax reform is declining. In our view, a repeat of the prior fiscal year’s performance requires some solid progress on this front. Thus, we are cautious on equities overall at this point and remain focused on finding opportunities that fit our strategy and are not overly dependent on the realization of things that may not come to pass.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investments. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Dividend Opportunities Fund.

38	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY DIVIDEND OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	95.4%
Information Technology	15.7%
Financials	15.0%
Industrials	14.7%
Energy	10.6%
Consumer Discretionary	10.1%
Consumer Staples	7.2%
Real Estate	6.5%
Health Care	6.1%
Materials	6.1%
Utilities	3.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.6%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	401/525	77
3 Year	364/458	80
5 Year	255/337	76
10 Year	171/220	78

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Pfizer, Inc.	Health Care	Pharmaceuticals
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Wells Fargo & Co.	Financials	Diversified Banks
Chevron Corp.	Energy	Integrated Oil & Gas
Philip Morris International, Inc.	Consumer Staples	Tobacco
Lockheed Martin Corp.	Industrials	Aerospace & Defense
Exelon Corp.	Utilities	Electric Utilities
MetLife, Inc.	Financials	Life & Health Insurance
Analog Devices, Inc.	Information Technology	Semiconductors

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	39

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY DIVIDEND OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	6.12%	7.74%	11.93%	6.22%	12.90%	13.11%	12.31%	12.67%
5-year period ended 3-31-17	7.98%	8.25%	8.54%	7.92%	9.61%	—	—	9.35%
10-year period ended 3-31-17	4.54%	4.40%	4.45%	—	—	—	—	5.28%
Since Inception of Class through 3-31-17(6)	—	—	—	4.39%	5.50%	5.63%	10.12%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

40	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY DIVIDEND OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Advertising – 1.5%
Omnicom Group, Inc.	68	$5,888

Apparel Retail – 0.5%
Limited Brands, Inc.	37	1,745

Cable & Satellite – 2.7%
Comcast Corp., Class A	273	10,273

Casinos & Gaming – 0.6%
International Game Technology plc	100	2,361

Home Improvement Retail – 2.7%
Home Depot, Inc. (The)	70	10,286

Housewares & Specialties – 1.0%
Newell Rubbermaid, Inc.	81	3,797

Restaurants – 1.1%
McDonalds Corp.	33	4,219

Total Consumer Discretionary – 10.1%		38,569
Consumer Staples

Brewers – 1.4%
Anheuser-Busch InBev S.A. ADR	47	5,164

Drug Retail – 0.8%
CVS Caremark Corp.	41	3,242

Personal Products – 1.3%
Unilever plc (A)	104	5,141

Tobacco – 3.7%
Philip Morris International, Inc.	124	14,000

Total Consumer Staples – 7.2%		27,547
Energy

Integrated Oil & Gas – 6.7%
Chevron Corp.	142	15,204
Suncor Energy, Inc.	335	10,297

		25,501

Oil & Gas Storage & Transportation – 3.9%
Energy Transfer Partners L.P.	116	4,242
Enterprise Products Partners L.P.	388	10,704

		14,946

Total Energy – 10.6%		40,447
Financials

Diversified Banks – 4.2%
Wells Fargo & Co.	288	16,022

Life & Health Insurance – 3.2%
MetLife, Inc.	232	12,273

COMMON STOCKS (Continued)	Shares	Value
Multi-Line Insurance – 1.5%
American International Group, Inc.	94	$5,849

Other Diversified Financial Services – 4.3%
JPMorgan Chase & Co.	184	16,189

Regional Banks – 1.8%
KeyCorp.	390	6,926

Total Financials – 15.0%		57,259
Health Care

Health Care Equipment – 1.4%
Medtronic plc	64	5,186

Pharmaceuticals – 4.7%
Pfizer, Inc.	530	18,114

Total Health Care – 6.1%		23,300
Industrials

Aerospace & Defense – 4.6%
BAE Systems plc (A)	512	4,120
Lockheed Martin Corp.	51	13,594

		17,714

Building Products – 2.6%
Johnson Controls, Inc.	236	9,957

Construction Machinery & Heavy Trucks – 2.8%
PACCAR, Inc.	158	10,641

Electrical Components & Equipment – 1.3%
Eaton Corp.	67	4,986

Industrial Conglomerates – 1.1%
Honeywell International, Inc.	32	3,983

Railroads – 2.3%
Union Pacific Corp.	84	8,850

Total Industrials – 14.7%		56,131
Information Technology

Communications Equipment – 4.6%
Harris Corp.	79	8,813
Nokia Corp., Series A ADR	1,642	8,900

		17,713

Data Processing & Outsourced Services – 1.5%
Paychex, Inc.	99	5,831

Semiconductors – 4.7%
Analog Devices, Inc.	140	11,436
Cypress Semiconductor Corp.	478	6,577

		18,013

Systems Software – 4.9%
Microsoft Corp.	283	18,632

Total Information Technology – 15.7%		60,189

COMMON STOCKS (Continued)	Shares	Value
Materials

Diversified Chemicals – 2.7%
Dow Chemical Co. (The)	162	$10,274

Industrial Gases – 1.0%
Air Products and Chemicals, Inc.	27	3,706

Paper Packaging – 2.4%
International Paper Co.	183	9,305

Total Materials – 6.1%		23,285
Real Estate

Industrial REITs – 1.8%
ProLogis, Inc.	132	6,861

Specialized REITs – 4.7%
Crown Castle International Corp.	64	6,035
Life Storage, Inc.	102	8,393
Uniti Group, Inc.	149	3,847

		18,275

Total Real Estate – 6.5%		25,136
Utilities

Electric Utilities – 3.4%
Exelon Corp.	362	13,028

Total Utilities – 3.4%		13,028

TOTAL COMMON STOCKS – 95.4%		$364,891
(Cost: $285,712)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 1.3%
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
0.870%, 4-14-17	$5,000	4,999

Master Note – 0.8%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (C)	2,999	2,999

Municipal Obligations – 2.9%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps),
0.860%, 4-7-17 (C)	9,000	9,000

NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2015B (GTD by Wells Fargo Bank N.A.) (BVAL plus 20 bps),
0.900%, 4-7-17 (C)	2,000	2,000

		11,000

TOTAL SHORT-TERM SECURITIES – 5.0%		$18,998
(Cost: $18,997)

2017	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY DIVIDEND OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

Value

TOTAL INVESTMENT SECURITIES – 100.4%	$383,889
(Cost: $304,709)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%	(1,479)

NET ASSETS – 100.0%	$382,410

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	Rate shown is the yield to maturity at March 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.
The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$364,891	$—	$—
Short-Term Securities	—	18,998	—
Total	$364,891	$18,998	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

42	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Jonas Krumplys

Aditya Kapoor

Below, Jonas M. Krumplys, CFA, and Aditya Kapoor, CFA, portfolio managers of Ivy Emerging Markets Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Krumplys has 35 years in the industry and has managed the Fund for three years. Mr. Kapoor has 10 years of industry experience and began managing the Fund in January 2017. Frederick Jiang, CFA, previously served as a portfolio manager on the Fund until May 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Emerging Markets Equity Fund (Class A shares at net asset value)	24.72%
Ivy Emerging Markets Equity Fund (Class A shares including sales charges)	17.54%

Benchmark(s) and/or Lipper Category
MSCI Emerging Markets Index	17.21%
(generally reflects the performance of stocks across emerging market countries worldwide)
Lipper Emerging Markets Funds Universe Average	16.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Emerging markets lead the way

Emerging market equities outperformed developed markets despite both markets suffering from geopolitical shocks. Emerging markets started a period of outperformance relative to developed markets just prior to the beginning of the fiscal year, as estimates for revenue and earnings growth began to move in a positive direction after multiple years of disappointing results. The final quarter of the fiscal year had the strongest earnings revisions since the first calendar quarter of 2011.

There were two periods during the fiscal year in which emerging market equities underperformed developed market equities. The first time was in June 2016 after the U.K. referendum vote to leave the European Union, or “Brexit.” However, as investors realized it could take years for Brexit to be negotiated and implemented, calm returned to the markets. The second period of emerging market underperformance was driven by the unexpected victory of Donald Trump in the U.S. presidential election. U.S. Treasury yields spiked, which in turn boosted the U.S. dollar against other currencies. Over time it became clear to many in the market that the risk of a global trade war was quite small, which again boosted investor interest in emerging market equities and helped emerging market currencies to gain ground against the dollar. Global measures of Purchasing Managers’ Indexes showed positive trends during the last six months of the fiscal year as many economies showed improving economic fundamentals. Global trade has picked up, which has helped both commodity producers and exporters in Asia and Latin America. In addition, markets now have seen evidence that Trump’s campaign promises might eventually be implemented, but are likely to take longer than initially expected.

Fund positioning aids performance

The Fund had a positive return for the year and outperformed its benchmark index and its Lipper peer group average. The Fund’s performance was aided by positive country and industry allocations as well as strong stock selections. The Fund’s strongest country returns were from investments in Brazil, Russia and India. The Fund was negatively impacted by being overweight relative to the benchmark index in Turkey, where a July coup attempt hurt the economy, the Turkish lira and the local equity market. The strongest sector contributions for the Fund came from positions in information technology (both internet-related and hardware), energy, materials and consumer discretionary stocks. Derivatives were utilized during the fiscal year, but had no material impact on the Fund’s performance.

The Fund ended the fiscal year overweight all of the BRIC markets (Brazil, Russia, India and China). It also was overweight in the information technology sector. As of the end of the fiscal year, the Fund held significant positions in internet companies based in China, South Korea, Russia and Latin America, as well as hardware technology names in South Korea, Taiwan and China.

Brazil’s economy ended its second year of a sharp slowdown. The combination of high inflation, negative domestic growth and the inability of the government to implement fiscal reforms did not add up to an attractive recipe for investing. However, market sentiment shifted well before economic statistics bottomed. The impeachment of Brazilian President Dilma Rouseff during the fiscal year led to sweeping changes. The economic team of Brazil’s new president has focused on major fiscal reforms. Inflation in Brazil has declined, allowing that country’s central bank to cut policy rates and the

2017	ANNUAL REPORT	43

currency to rally. As fiscal reforms continue, and the economy begins a slow return to growth, we believe Brazil offers longer-term investment opportunities. We have reduced the Fund’s overweight in Brazil because of uncertainty about upcoming fiscal reforms.

The Fund’s overweight position in Russia was a benefit when the energy sector recovered its price momentum. The economy had been mired in a deep recession with a high inflation rate. At the low point, the combination of European Union and U.S. economic sanctions tied to Russia’s moves into the Ukraine and the sharp decline in global oil prices pushed gross domestic product (GDP) in Russia to mid-single-digit declines and inflation rates to the high teens. Data late in the fiscal year showed a significant improvement in these statistics. Recent figures show positive GDP growth and inflation in the mid-single digits. An agreement by the Organization of Petroleum Exporting Countries to reduce oil production helped the Russian economy stabilize since the majority of Russia’s revenues come from the domestic energy sector. As the economy improved, the Russian ruble rallied, which also contributed to Fund returns. We believe Russia’s central bank is likely to continue lowering interest rates in 2017.

The Indian economy was hit by a shortage of paper currency during November and December 2016 following a “demonetization” that eliminated several lower-denomination notes. The economy had fully recovered at the end of the fiscal year and, in the case of consumer-facing sectors, is actually stronger. We believe the stronger economy in India will help boost GDP.

China has seen strong domestic demand in its property sector and has continued to invest in infrastructure. There also has been a concerted effort to address significant overcapacity in several basic industries, with steel, coal and aluminum being the most aggressively targeted sectors. A pickup in global trade with both developed and emerging markets has led to a pickup in Chinese capital expenditures in the industrial sector. These actions have led to reflation, a positive for China and most emerging markets.

Key contributors to the Fund’s performance during the fiscal year were Samsung Electronics Co. Ltd., South Korea’s largest technology company; Sberbank of Russia, Russia’s largest bank with dominant shares in retail and corporate banking; Largan Precision Co. Ltd., a Taiwanese camera and lens manufacturer with products used in high-end smartphones and applications for advanced driver assistance systems; Petroleo Brasileiro S.A. (Petrobras), Brazil’s largest integrated energy company; and Vale S.A., the world’s largest iron ore producer.

Key detractors from performance were Garanti Bank, a privately run Turkish bank; LG Chemical, a South Korean petrochemical and electric battery producer; Akbank T.A.S., a privately run Turkish bank; America Movil, a pan-Latin American telecommunications and media provider headquartered in Mexico; and Hugel, a South Korean company focused on providing botulinum toxins and fillers. At the end of the fiscal year, Samsung Electronics Co. Ltd., Sberbank of Russia, Largan Precision Co. Ltd. and Petrobras were among the top 10 holdings of the Fund. LG Chemical, America Movil and Hugel were not holdings in the Fund at the period’s end.

Outlook

We believe global economic growth will be stronger in 2017. Geopolitical uncertainty remains high with the new U.S. administration just beginning its term in office. The Chinese Communist Party is expected to replace the majority of its Politburo Standing Committee this fall, changing overall leadership in that country. Tensions also remain high on the Korean Peninsula and in the Middle East.

We think many existing trade agreements may be renegotiated over time, with a goal of providing benefits to U.S. manufacturing, but we do not expect significant headwinds for overall global trade.

We think oil prices are likely to be stable at worst and more likely to continue their gradual rise this year.

We also believe the Fund will continue to find investment opportunities in “new economy” stocks.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may use a range of derivative instruments to manage exposure to various foreign currencies, to gain exposure to certain individual securities, to hedge various market and event risks and as a means of generating additional income from written options. Derivative instruments that may be used include forward contracts to either increase or decrease exposure to a given currency, and options, both written and purchased, on individual equity securities and/or equity markets. The Fund also may use futures contracts on foreign equity indices.

44	ANNUAL REPORT	2017

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

In early 2014, economic sanctions were imposed on Russian officials and banks following Russia’s annexation of the Ukrainian territory of Crimea. Such events and resulting sanctions could negatively affect the value of the Fund’s investments in Russian securities.

The Shanghai-Hong Kong Stock Connect Program (Connect Program) is subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Program.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Equity Fund.

2017	ANNUAL REPORT	45

PORTFOLIO HIGHLIGHTS	IVY EMERGING MARKETS EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.7%
Information Technology	32.6%
Financials	17.8%
Consumer Discretionary	15.1%
Materials	9.0%
Consumer Staples	5.7%
Energy	5.6%
Real Estate	4.6%
Health Care	3.5%
Telecommunication Services	2.2%
Industrials	1.7%
Utilities	0.9%
Cash and Other Assets (Net of Liabilities)	1.3%

Lipper Rankings

Category: Lipper Emerging Markets Funds	Rank	Percentile
1 Year	55/831	7
3 Year	24/635	4
5 Year	37/443	9
10 Year	33/181	19

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Pacific Basin	66.2%
China	20.2%
South Korea	14.1%
India	11.6%
Taiwan	8.0%
Hong Kong	4.6%
Other Pacific Basin	7.7%
South America	17.2%
Brazil	14.3%
Other South America	2.9%
Europe	8.8%
Russia	6.4%
Other Europe	2.4%
North America	3.3%
Other	3.2%
Cash and Other Assets (Net of Liabilities)	1.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Sberbank of Russia ADR	Russia	Financials	Diversified Banks
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Alibaba Group Holding Ltd. ADR	China	Information Technology	Internet Software & Services
Tencent Holdings Ltd.	China	Information Technology	Internet Software & Services
Largan Precision Co. Ltd.	Taiwan	Information Technology	Electronic Components
Petroleo Brasileiro S.A.	Brazil	Energy	Integrated Oil & Gas
Sunny Optical Technology (Group) Co. Ltd.	China	Information Technology	Electronic Components
Maruti Suzuki India Ltd.	India	Consumer Discretionary	Automobile Manufacturers
PJSC LUKOIL ADR	Russia	Energy	Integrated Oil & Gas

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

46	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	17.54%	19.54%	23.73%	17.81%	25.14%	25.34%	24.39%	24.78%
5-year period ended 3-31-17	3.31%	3.24%	3.69%	3.57%	4.95%	—	—	4.66%
10-year period ended 3-31-17	3.12%	2.80%	2.92%	—	—	—	—	3.93%
Since Inception of Class through 3-31-17(7)	—	—	—	3.47%	4.23%	3.33%	4.71%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	47

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Argentina

Energy – 1.2%
YPF Sociedad Anonima ADR	430	$10,439

Total Argentina – 1.2%		$10,439
Brazil

Consumer Staples – 2.0%
Raia Drogasil S.A.	877	16,522

Energy – 2.3%
Petroleo Brasileiro S.A. (A)	4,198	19,536

Financials – 4.7%
Banco Bradesco S.A.	1,176	12,125
Banco do Brasil S.A.	1,104	11,885
Itau Unibanco Holdings S.A.	1,271	15,429

		39,439

Health Care – 0.4%
Hypermarcas S.A.	405	3,756

Information Technology – 1.9%
MercadoLibre, Inc.	77	16,225

Materials – 1.1%
Vale S.A.	968	9,253

Real Estate – 1.0%
BRMalls Participacoes S.A. (A)	1,881	8,681

Utilities – 0.9%
Companhia de Saneamento Basico do Estado de Sao Paulo – SABESP	747	7,804

Total Brazil – 14.3%		$121,216
Chile

Materials – 1.7%
Sociedad Quimica y Minera de Chile S.A. ADR	409	14,062

Total Chile – 1.7%		$14,062
China

Consumer Discretionary – 5.2%
Brilliance China Automotive Holdings Ltd.	5,416	9,060
BYD Co. Ltd., H Shares	1,362	7,554
Great Wall Motor Co. Ltd. (A)	3,725	4,242
JD.com, Inc. ADR (A)	402	12,504
Sands China Ltd.	2,331	10,797

		44,157

Consumer Staples – 0.5%
Kweichow Moutai Co. Ltd., A Shares	73	4,117

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.2%
BOC Hong Kong (Holdings) Ltd., H Shares	20,866	$10,364

Information Technology – 10.0%
Alibaba Group Holding Ltd. ADR (A)	243	26,195
NetEase.com, Inc. ADR	50	14,211
Sunny Optical Technology (Group) Co. Ltd.	2,548	18,625
Tencent Holdings Ltd.	899	25,787

		84,818

Materials – 1.5%
Aluminum Corp. of China Ltd., H Shares (A)	14,514	7,097
Maanshan Iron & Steel Co. Ltd. (A)	16,321	5,880

		12,977

Real Estate – 1.8%
China Overseas Land & Investment Ltd.	5,248	14,992

Total China – 20.2%		$171,425
Hong Kong

Consumer Staples – 1.0%
China Resources Beer (Holdings) Co. Ltd.	3,706	8,430

Financials – 1.0%
Agricultural Bank of China Ltd., H Shares	18,655	8,594

Information Technology – 1.4%
AAC Technologies Holdings, Inc.	1,049	12,279

Real Estate – 1.2%
China Resources Land Ltd.	3,757	10,151

Total Hong Kong – 4.6%		$39,454
India

Consumer Discretionary – 4.1%
Maruti Suzuki India Ltd.	193	17,838
Page Industries Ltd.	37	8,314
Zee Entertainment Enterprises Ltd.	1,087	8,966

		35,118

Consumer Staples – 1.1%
ITC Ltd.	2,055	8,872

Financials – 4.1%
HDFC Bank Ltd.	507	11,268
ICICI Bank Ltd.	2,081	8,874
Kotak Mahindra Bank Ltd.	314	4,220
YES BANK Ltd.	445	10,598

		34,960

COMMON STOCKS (Continued)	Shares	Value
Health Care – 1.5%
Biocon Ltd. (A)	720	$12,559

Industrials – 0.8%
Havells India Ltd.	908	6,513

Total India – 11.6%		$98,022
Indonesia

Financials – 1.1%
PT Bank Mandiri (Persero) Tbk	10,942	9,607

Telecommunication Services – 0.8%
PT Telekomunikasi Indonesia Persero Tbk	20,322	6,299

Total Indonesia – 1.9%		$15,906
Macau

Consumer Discretionary – 1.8%
Galaxy Entertainment Group	2,852	15,616

Total Macau – 1.8%		$15,616
Malaysia

Industrials – 0.9%
Sime Darby Berhad	3,713	7,786

Total Malaysia – 0.9%		$7,786
Mexico

Materials – 3.3%
CEMEX S.A.B. de C.V. (A)	15,215	13,783
Mexichem S.A.B. de C.V.	5,285	14,394

		28,177

Total Mexico – 3.3%		$28,177
Netherlands

Information Technology – 2.0%
Yandex N.V., Class A (A)	756	16,578

Total Netherlands – 2.0%		$16,578
Russia

Energy – 2.1%
PJSC LUKOIL ADR	339	17,973

Financials – 3.7%
Sberbank of Russia ADR	2,683	30,967

Real Estate – 0.6%
Etalon Group Ltd. GDR	1,457	5,509

Total Russia – 6.4%		$54,449

48	ANNUAL REPORT	2017

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
South Africa

Consumer Discretionary – 1.8%
Naspers Ltd., Class N	89	$15,338

Telecommunication Services – 1.4%
MTN Group Ltd.	1,266	11,516

Total South Africa – 3.2%		$26,854
South Korea

Consumer Discretionary – 1.1%
Hanssem Co. Ltd.	47	9,252

Consumer Staples – 1.1%
Cosmax, Inc.	81	9,811

Health Care – 1.6%
Celltrion, Inc. (A)	4	351
Samsung BioLogics Co. Ltd. (A)	14	2,151
Vieworks Co. Ltd.	190	10,967

		13,469

Information Technology – 8.9%
Naver Corp.	19	14,565
Samsung Electronics Co. Ltd.	28	52,407
SK hynix, Inc.	191	8,645

		75,617

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.4%
POSCO	44	$11,538

Total South Korea – 14.1%		$119,687
Switzerland

Information Technology – 0.4%
Luxoft Holding, Inc., Class A (A)	53	3,325

Total Switzerland – 0.4%		$3,325
Taiwan

Information Technology – 8.0%
Advanced Semiconductor Engineering, Inc.	6,697	8,552
Hon Hai Precision Industry Co. Ltd.	2,929	8,785
Largan Precision Co. Ltd.	149	23,501
Taiwan Semiconductor Manufacturing Co. Ltd.	4,410	27,472

		68,310

Total Taiwan – 8.0%		$68,310

COMMON STOCKS (Continued)	Shares	Value
Thailand

Consumer Discretionary – 1.1%
Minor International Public Co. Ltd.	9,104	$9,737

Total Thailand – 1.1%		$9,737
Turkey

Financials – 2.0%
Akbank T.A.S.	3,502	8,220
Turkiye Garanti Bankasi Anonim Sirketi	3,535	8,616

		16,836

Total Turkey – 2.0%		$16,836

TOTAL COMMON STOCKS – 98.7%		$837,879
(Cost: $647,155)

TOTAL INVESTMENT SECURITIES – 98.7%		$837,879
(Cost: $647,155)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		10,645

NET ASSETS – 100.0%		$848,524

Notes to Consolidated Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$837,879	$—	$—
Total	$837,879	$—	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Information Technology	32.6%
Financials	17.8%
Consumer Discretionary	15.1%
Materials	9.0%
Consumer Staples	5.7%
Energy	5.6%

Market Sector Diversification (Continued)
Real Estate	4.6%
Health Care	3.5%
Telecommunication Services	2.2%
Industrials	1.7%
Utilities	0.9%
Other+	1.3%

+	Includes cash and other assets (net of liabilities)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	49

MANAGEMENT DISCUSSION	IVY EUROPEAN OPPORTUNITIES FUND

(UNAUDITED)

Robert E. Nightingale

Below, Robert E. Nightingale, portfolio manager of the Ivy European Opportunities Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Nightingale has managed the Fund since October 2013, and he has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy European Opportunities Fund (Class A shares at net asset value)	9.98%
Ivy European Opportunities Fund (Class A shares including sales load)	3.68%

Benchmark(s) and/or Lipper Category
MSCI Europe Index	9.76%
(generally reflects the performance of securities representing the European stock market)
Lipper European Region Funds Universe Average	9.76%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A year in review

Growth and optimism were the hallmarks of the past fiscal year in equity markets, with risk-on regions, sectors and factors generally outperforming globally. This end result was in stark contrast to very brief episodic panics surrounding Britain’s departure from the European Union (“Brexit”) in June and the surprising outcome of the U.S. Presidential election in November. That said, global economic surprise indicators and ongoing improvement in labor markets continued to buoy growth and inflation expectations. The improvement in activity has been broad-based, with all key regions contributing. Likewise, earnings revisions are continuing to improve globally, driven by stronger real growth and increased corporate pricing power. Even European growth has started to accelerate, benefitting both the manufacturing and service sectors. The acceleration of economic growth, albeit from a lower level, is occurring at an increasingly positive rate of change that has benefitted risk assets in that region, which are relatively attractively valued, compared to U.S. equities generally.

Portfolio strategy — hits and misses

The Fund outperformed its benchmark and Lipper peer group average for the fiscal year ended March 31, 2017. The majority of outperformance stemmed from the Fund’s currency hedges via forward currency contracts to the euro and British pound. Stock selection, driven by strong performance in the information technology sector, slighted aided performance, while sector allocation detracted from Fund performance. Underweight allocations to the materials and financials sectors drove the relative decline.

Positioning

As the fiscal year progressed, we had much greater confidence that global growth was picking up and deflation concerns would fade. The Fund significantly changed sector allocations by adding to more offensive sectors (information technology, energy and financials), while selling positions in defensive sectors (consumer staples, telecommunication services and healthcare). At fiscal year end, the Fund’s largest sector overweights included information technology, industrials and energy, where we continue to find companies we believe provide good recovery potential or growth prospects. In our view, the Fund’s underweight allocations to the materials, healthcare, consumer staples and telecommunication services sectors tend to have poor relative fundamentals and valuation.

In the industrial sector, we invested in companies we believe should benefit from the ongoing recovery in Europe and continued growth in the U.S. In the information technology sector, we believe semiconductor chips for smart cars and additional automation, as well as online and mobile payment systems and security, offer the prospect of long-term growth. We expect oil prices to recover due to vast cuts in global exploration and development spending, and the Fund has exposure to names we believe will benefit. We increased the Fund’s weighting in financials as we feel the sector has attractive relative valuations and long-term growth potential. The Fund’s underweight positions in the telecommunication services and consumer staples sectors are due to perceived slow top-line growth.

The Fund also lowered its exposure to the U.K. and U.S., while increasing exposure to local France and emerging markets via a U.K. listed Russian oil major and South African global packaging firm. From a country allocation standpoint, we continue to be overweight French stocks, as we believe that investor sentiment will improve and stocks should rebound if France’s presidential election results in a pro-reform business candidate.

50	ANNUAL REPORT	2017

Outlook: opportunities exist — some progress, but issues remain

We think global economic growth will remain slow but will pick up as we move through 2017. We expect the U.S., part of Europe, China and India to be the main engines of growth, and believe other emerging-market economies will continue to recover. We feel the U.K. faces additional headwinds stemming from the Brexit, as unknowns and the likely volatility could hurt its economy.

Further U.S. dollar strengthening is a concern for growth in some emerging-market countries with large U.S. denominated debt. We believe monetary policy is likely to remain loose for the foreseeable future, but to a much lesser extent in the U.S. We think the U.S. Federal Reserve will raise interest rates in 2017 and 2018, which at times, will keep the markets on edge. We think uncertainty over the new Trump administration and Congress will most likely cause market selloffs due to timing and high investor expectations.

We are still concerned about recent terrorist attacks in Europe and the effects that the large refugee influx will have on European politics via upcoming elections in France, Italy and Germany and on the economy. Currently, China is accelerating local and regional infrastructure spending and has allowed housing prices to increase in larger cities. We believe this can only be sustainable for a few years as debt will pile higher and housing prices will ultimately correct.

We continue to target sectors, countries and stocks we believe best reflect our mixed economic outlook. We believe the odds of a recession are low as there has not been a boom in spending, excluding some property markets around the world. In our view, the strongest long-term gross domestic product growth should still occur in emerging markets and the U.S. due to better demographics. In an effort to capture this growth, we intend to continue investing in European multinationals with high revenue exposure to the U.S. and/or emerging markets.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy European Opportunities Fund.

2017	ANNUAL REPORT	51

PORTFOLIO HIGHLIGHTS	IVY EUROPEAN OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Financials	19.4%
Industrials	17.1%
Information Technology	11.2%
Consumer Staples	11.1%
Consumer Discretionary	10.8%
Energy	10.5%
Health Care	9.7%
Materials	3.7%
Utilities	3.6%
Telecommunication Services	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Lipper Rankings

Category: Lipper European Region Funds	Rank	Percentile
1 Year	69/160	43
3 Year	44/117	38
5 Year	63/98	64
10 Year	59/69	85

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	96.7%
France	29.8%
United Kingdom	28.6%
Germany	10.0%
Netherlands	7.3%
Switzerland	4.0%
Other Europe	17.0%
Other	1.4%
Pacific Basin	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
BNP Paribas S.A.	France	Financials	Diversified Banks
ING Groep N.V., Certicaaten Van Aandelen	Netherlands	Financials	Diversified Banks
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Paysafe Group plc	Isle Of Man	Information Technology	Data Processing & Outsourced Services
Thales	France	Industrials	Aerospace & Defense
Total S.A.	France	Energy	Integrated Oil & Gas
Axa S.A.	France	Financials	Multi-Line Insurance
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
HSBC Holdings plc	United Kingdom	Financials	Diversified Banks
Shire plc	United Kingdom	Health Care	Biotechnology

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

52	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY EUROPEAN OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	3.68%	4.78%	9.32%	4.09%	10.54%	10.71%	9.88%	10.24%
5-year period ended 3-31-17	4.13%	4.02%	4.71%	4.56%	5.92%	—	—	5.64%
10-year period ended 3-31-17	-0.93%	-1.13%	-0.96%	—	—	—	—	-0.02%
Since Inception of Class through 3-31-17(7)	—	—	—	-0.50%	0.23%	1.43%	4.79%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	IVY EUROPEAN OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
France

Consumer Discretionary – 7.0%
Compagnie Generale des Etablissements Michelin, Class B	24	$2,877
LVMH Moet Hennessy – Louis Vuitton	9	1,894
Renault S.A.	51	4,432
Valeo S.A.	51	3,392

		12,595

Consumer Staples – 1.0%
Casino Guichard Perrachon S.A.	33	1,857

Energy – 2.7%
Total S.A.	94	4,776

Financials – 8.8%
Axa S.A.	184	4,750
BNP Paribas S.A.	107	7,097
Societe Generale S.A.	77	3,911

		15,758

Health Care – 0.8%
Innate Pharma S.A. (A)	114	1,424

Industrials – 7.4%
Compagnie de Saint-Gobain	55	2,802
Schneider Electric S.A.	31	2,262
Thales	51	4,909
Vinci	41	3,249

		13,222

Information Technology – 0.6%
Ubisoft Entertainment S.A. (A)	26	1,124

Telecommunication Services – 1.5%
Orange S.A.	176	2,732

Total France – 29.8%		$53,488
Germany

Health Care – 3.3%
Bayer AG	16	1,798
Fresenius SE & Co. KGaA	23	1,856
Merck KGaA	20	2,328

		5,982

Industrials – 2.8%
KION Holding 1 GmbH	49	3,181
Siemens AG	13	1,835

		5,016

Information Technology – 3.9%
Infineon Technologies AG	213	4,355
SAP AG	26	2,551

		6,906

Total Germany – 10.0%		$17,904

COMMON STOCKS (Continued)	Shares	Value
Ireland

Consumer Staples – 1.0%
Glanbia plc	93	$1,792

Materials – 1.5%
CRH plc	78	2,768

Total Ireland – 2.5%		$4,560
Isle Of Man

Information Technology – 2.8%
Paysafe Group plc (A)	857	5,021

Total Isle Of Man – 2.8%		$5,021
Israel

Information Technology – 1.4%
Mobileye N.V. (A)	42	2,573

Total Israel – 1.4%		$2,573
Italy

Financials – 1.5%
Assicurazioni Generali S.p.A.	118	1,871
Banco BPM S.p.A	306	906

		2,777

Utilities – 1.8%
ENEL S.p.A.	674	3,175

Total Italy – 3.3%		$5,952
Malaysia

Consumer Staples – 0.5%
PureCircle Ltd. (A)	261	979

Total Malaysia – 0.5%		$979
Netherlands

Consumer Staples – 4.1%
Heineken N.V.	30	2,543
Koninklijke Ahold Delhaize N.V.	123	2,642
Unilever N.V., Certicaaten Van Aandelen	42	2,106

		7,291

Financials – 3.2%
ING Groep N.V., Certicaaten Van Aandelen	379	5,729

Total Netherlands – 7.3%		$13,020
Norway

Consumer Staples – 1.8%
Marine Harvest ASA	216	3,287

Energy – 1.6%
DNO International ASA (A)	3,272	2,755

Total Norway – 3.4%		$6,042

COMMON STOCKS (Continued)	Shares	Value
Russia

Energy – 2.0%
PJSC LUKOIL ADR	68	$3,576

Total Russia – 2.0%		$3,576
Spain

Utilities – 1.8%
Iberdrola S.A.	446	3,189

Total Spain – 1.8%		$3,189
Sweden

Financials – 1.2%
Skandinaviska Enskilda Banken AB, Series A	193	2,145

Total Sweden – 1.2%		$2,145
Switzerland

Health Care – 2.5%
Roche Holdings AG, Genusscheine	18	4,588

Information Technology – 1.5%
STMicroelectronics N.V.	173	2,642

Total Switzerland – 4.0%		$7,230
United Kingdom

Consumer Discretionary – 3.8%

GKN plc	617	2,808
UBM plc	192	1,837
WPP Group plc	94	2,065

		6,710

Consumer Staples – 2.7%
Diageo plc	89	2,545
Imperial Tobacco Group plc	49	2,369

		4,914

Energy – 4.2%
Royal Dutch Shell plc, Class A	202	5,312
Tullow Oil plc	725	2,125

		7,437

Financials – 4.7%
HSBC Holdings plc	558	4,554
Prudential plc	185	3,898

		8,452

Health Care – 3.1%
AstraZeneca plc	15	909
Shire plc	78	4,553

		5,462

Industrials – 6.9%
Ashtead Group plc	202	4,187
BAE Systems plc	362	2,913
IMI plc	113	1,692
Weir Group plc (The)	151	3,627

		12,419

54	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY EUROPEAN OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 1.0%
JUST EAT plc (A)	257	$1,820

Materials – 2.2%
Mondi plc	95	2,296
Rio Tinto plc	42	1,701

		3,997

Total United Kingdom – 28.6%		$51,211

TOTAL COMMON STOCKS – 98.6%		$176,890
(Cost: $150,084)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 1.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.190%, 4-5-17 (B)	$2,082	$2,082

TOTAL SHORT-TERM SECURITIES – 1.2%		$2,082
(Cost: $2,082)

TOTAL INVESTMENT SECURITIES – 99.8%		$178,972
(Cost: $152,166)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		362

NET ASSETS – 100.0%		$179,334

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	11,641	U.S. Dollar	14,416	4-21-17	Citibank N.A.	$—	$175
Euro	33,322	U.S. Dollar	35,873	4-21-17	State Street Global Markets	298	—

						$298	$175

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$176,890	$—	$—
Short-Term Securities	—	2,082	—
Total	$176,890	$2,082	$—
Forward Foreign Currency Contracts	$—	$298	$—

Liabilities
Forward Foreign Currency Contracts	$—	$175	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

Market Sector Diversification
(as a % of net assets)
Financials	19.4%
Industrials	17.1%
Information Technology	11.2%
Consumer Staples	11.1%
Consumer Discretionary	10.8%
Energy	10.5%

Market Sector Diversification (Continued)
Health Care	9.7%
Materials	3.7%
Utilities	3.6%
Telecommunication Services	1.5%
Other+	1.4%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	55

MANAGEMENT DISCUSSION	IVY GLOBAL BOND FUND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy Global Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Beischel has been a manager of the Fund since 2008 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy Global Bond Fund (Class A shares at net asset value)	7.81%
Ivy Global Bond Fund (Class A shares with sales charge)	1.61%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays Multiverse Index	-1.02%
(generally reflects the performance of the global bond market)
Lipper Global Income Funds Universe Average	1.80%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

Performance

The Ivy Global Bond Fund outperformed its Lipper average and the Bloomberg Barclays Multiverse Index for the fiscal year ended March 31, 2017. The outperformance was due to the large weighting in the U.S. dollar and corporate credit, as well as the Fund’s relative shorter effective duration. The Fund had a 93% weighting in the U.S. dollar at the end of the fiscal year, which strengthened over the course of the fiscal year versus the other major currencies. The Fund’s lack of exposure in the British pound and euro enhanced its performance, as both currencies depreciated against the dollar after the U.K. referendum vote to leave the European Union, or “Brexit,” and the European Central Bank (ECB) continuing its accommodative monetary, or quantitative easing, policies of purchasing sovereign and corporate debt in the Eurozone. The Fund’s shorter effective duration relative to the Index and Lipper group helped the performance, as Donald Trump’s surprise victory in the U.S. Presidential election sent major reverberations throughout the fixed income markets. His pro-growth policies on fiscal stimulus, tax reforms, and reduced regulations caused global interest rates to rise significantly after the election. Credit spreads tightened with renewed hope of “animal spirits” being released, which we believe should translate into better economic growth. The Fund benefited from tightening credit spreads with 65% of its portfolio in corporate credit.

Emerging market currencies had a mixed influence on the relative and absolute performance of the Fund versus its Lipper average. Latin American (excluding Mexico) commodity currencies outperformed the U.S. dollar as a stabilizing China helped in a rebound in global risk. The Mexican peso had a negative return versus the U.S. dollar due to the political risk associated with a Trump victory on the North American Free Trade Agreement, or “NAFTA.”

Improving Global Climate

The Federal Open Market Committee (FOMC) now faces decent U.S growth, supported by improved investor sentiment, and improving global financial conditions. This has allowed the Federal Reserve (Fed) to raise interest rates by 50 basis points since March 2016 and has also allowed the FOMC to start the discussion about reducing the size of its balance sheet.

Better growth and the rebound of inflation have improved the balance of risks for the ECB by reducing the concerns of a deflationary environment. The Eurozone is still far away from a self-sustaining inflationary market place and it still faces the looming risks associated with large scale public debt. The market expects the ECB to continue with it large scale asset purchase program through the French and German elections and then start the discussion about tapering the purchases in late 2017.

The Brexit could well turn out to be one of the most significant geopolitical events in the past decade. For now it is only a political event but we believe it could very well turn into an economic event as the slowdown in the United Kingdom could spill over into the global economic activity. For now the devaluation of the British pound has taken most of the pain from the Brexit and those industries that export their goods and services have benefited from the weaker pound. Time will tell how the United Kingdom will be able to manage this process over the next couple of years.

The Bank of Japan (BOJ) stood idle over the past year and did not provide any future guidance in a change in direction with its monetary policy of targeting interest rates. The BOJ introduced a new policy framework in which the bank will not only control the short-term policy rate at -0.1%, but also the 10-year Japanese Government Bond yield at 0.0%. This new policy regime underscores the Japanese central bank’s reduction of their dependence on large scale asset purchases which will

56	ANNUAL REPORT	2017

have a technical limit over time. This policy, along with the global reflation trade, has incentivized Japanese investors to sell yen-denominated assets and reinvest in higher yielding U.S. treasuries. Inflation forecasts suggest that while the BOJ might have overcome deflation, the 2% goal is still not on the horizon.

The People’s Bank of China (PBOC) continues to balance supporting their internal growth target, while managing the build-up of financial vulnerabilities, and controlling the outflow of its capital. The Indian government surprised the market with the demonetization of the local currency market during the quarter. Large denominated bills need to be redeemed at banks to get new bills. We believe that this process should damper India’s economic growth in the short term.

Seeking low volatility

Amid this volatility, we are currently maintaining a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

We continue to focus on maintaining what we believe to be proper diversification for the portfolio. The Fund has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Fund’s currency exposure remains overwhelmingly in the U.S. dollar. We believe there will be better opportunities to add foreign currency bonds to the portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think will continue to be, from emerging market bonds. We believe that there will be more opportunities to redeploy liquidity due to the volatility associated with Washington’s politics and the Fed’s normalization of interest rates.

Looking ahead

In our view, dollar strength will depend on many recently changing factors: the Fed becoming more hawkish while other central banks are on the sidelines, major fiscal stimulus and regulatory rollbacks in the United States being achieved, and European and Japanese growth not being sufficient to instigate expectations of monetary tightening.

Emerging market risk aversion has been consistently declining year to date. Attitudes towards emerging markets are improving, as valuations are attractive and macro momentum is improving. Concerns of rewriting the U.S. rules of engagement in global trade have investors concerned.

Soft data coming out of China suggests that growth momentum may have moderated. As investment is still an important driver of growth, our expectation is that another round of stimulus may be coming. Monetary policy will remain accommodative with more Reserve Requirement Ratio cuts. The concern is the Renminbi (RMB, Chinese currency) and its peg against the U.S. dollar. If the flight to quality continues and the dollar appreciates, look for the PBOC to offset with depreciation of the RMB.

Realignment of global geopolitics needs to be reevaluated. Russia could prove to benefit with the potential lifting of economic sanctions and better U.S./Russia relationships. Mexico, on the other hand, is facing stiffer competition as Trump’s pro-domestic manufacturing policy has led to cancellations of manufacturing plants in the country.

Longer Treasury rates are expected to be more volatile and subject to market emotions regarding fiscal and monetary policies. What was once pricing in a “lower for longer, no growth environment” has flipped to a higher expected global growth rate led by U.S. fiscal, regulatory, and tax reforms. Monetary policy might find itself behind the curve if Trump is successful in getting his agenda through the House and Senate.

The U.S. Budget deficits are on the rise, and we expect that they should continue with Trump’s pro-growth policies. We expect Treasury supply to increase commensurate and to be funded largely through T-Bill issuance absorbed by new money market reforms as well as incremental demand from Japanese investors searching for yield.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

2017	ANNUAL REPORT	57

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Bond Fund.

58	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY GLOBAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	6.0%
Utilities	2.6%
Energy	1.5%
Information Technology	1.0%
Financials	0.9%
Bonds	86.2%
Corporate Debt Securities	60.8%
United States Government and Government Agency Obligations	19.3%
Other Government Securities	3.3%
Loans	2.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.8%

Quality Weightings

Investment Grade	42.2%
AA	19.3%
A	3.9%
BBB	19.0%
Non-Investment Grade	44.0%
BB	22.5%
B	13.2%
CCC	2.6%
Non-rated	5.7%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	13.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Lipper Global Income Funds	Rank	Percentile
1 Year	20/220	10
3 Year	63/204	31
5 Year	50/159	32

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	44.4%
United States	36.7%
Mexico	4.4%
Other North America	3.3%
Europe	21.9%
United Kingdom	7.7%
Luxembourg	5.1%
Netherlands	3.9%
Other Europe	5.2%
South America	16.7%
Brazil	4.7%
Chile	4.5%
Argentina	3.5%
Other South America	4.0%
Pacific Basin	6.1%
Other	1.4%
Bahamas/Caribbean	1.4%
Middle East	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.8%

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	59

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	1.61%	3.01%	7.13%	8.19%	8.06%	7.29%	7.81%
5-year period ended 3-31-17	1.04%	1.27%	1.47%	2.49%	—	—	2.22%
10-year period ended 3-31-17	—	—	—	—	—	—	—
Since Inception of Class through 3-31-17(6)	2.34%	2.32%	2.25%	3.27%	1.19%	1.25%	3.01%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-4-08 for Class A shares, 4-4-08 for Class B shares, 4-4-08 for Class C shares, 4-4-08 for Class I shares, 7-31-14 for Class N shares, 12-19-12 for Class R shares and 4-4-08 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

60	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Brazil

Utilities – 1.7%
Alupar Investimento S.A.	212	$1,383
Transmissora Alianca de Energia Eletrica S.A.	181	1,325

		2,708

Total Brazil – 1.7%		$2,708
Chile

Utilities – 0.3%
Aguas Andinas S.A.	1,051	613

Total Chile – 0.3%		$613
Panama

Financials – 0.9%
Banco Latinoamericano de Comercio Exterior S.A.	52	1,439

Total Panama – 0.9%		$1,439
United Kingdom

Energy – 1.5%
Royal Dutch Shell plc, Class A	87	2,277
Seadrill Partners LLC	31	113

		2,390

Total United Kingdom – 1.5%		$2,390
United States
Information Technology – 1.0%
Intel Corp.	46	1,663

Utilities – 0.6%
PPL Corp.	24	914

Total United States – 1.6%		$2,577

TOTAL COMMON STOCKS – 6.0%		$9,727
(Cost: $10,336)

CORPORATE DEBT SECURITIES	Principal
Argentina

Energy – 2.1%
Pan American Energy LLC:
7.875%, 5-7-21	$500	540
7.875%, 5-7-21 (A)	1,000	1,079
YPF Sociedad Anonima:
8.875%, 12-19-18 (A)	1,300	1,414
8.500%, 3-23-21 (A)	250	274

		3,307

Total Argentina – 2.1%		$3,307

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Austria

Consumer Staples – 0.3%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
6.250%, 2-5-23 (A)	$500	$500

Total Austria – 0.3%		$500
Brazil

Energy – 0.0%
Lancer Finance Co. (SPV) Ltd.
5.850%, 12-12-16 (A)(B)	252	—	*

Financials – 0.0%
Banco Cruzeiro do Sul S.A.
8.500%, 2-20-15 (A)(B)	1,500	75

Materials – 2.3%
Suzano Trading Ltd.
5.875%, 1-23-21 (A)	2,500	2,663
Vale Overseas Ltd.:
4.625%, 9-15-20	500	520
6.250%, 8-10-26	425	462

		3,645

Total Brazil – 2.3%		$3,720
British Virgin Islands

Energy – 0.4%
QGOG Atlantic/Alaskan Rigs Ltd.:
5.250%, 7-30-18 (A)	661	644
5.250%, 7-30-18	72	71

		715

Total British Virgin Islands – 0.4%		715
Canada

Financials – 0.7%
Bank of Montreal
1.800%, 7-31-18	1,100	1,102

Total Canada – 0.7%		$1,102
Cayman Islands

Telecommunication Services – 0.8%
Sable International Finance Ltd.
6.875%, 8-1-22 (A)	1,200	1,269

Total Cayman Islands – 0.8%		$1,269
Chile

Industrials – 1.7%
Guanay Finance Ltd.
6.000%, 12-15-20 (A)	1,166	1,197
LATAM Airlines Group S.A.
7.250%, 6-9-20 (A)	1,500	1,584

		2,781

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 2.5%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1-19-18 (A)	$2,925	$2,962
4.375%, 5-15-23 (A)	1,000	1,023

		3,985

Total Chile – 4.2%		$6,766
China

Information Technology – 0.6%
Alibaba Group Holding Ltd.
2.500%, 11-28-19	1,000	1,005

Total China – 0.6%		$1,005
Columbia

Financials – 0.3%
Banco de Bogota S.A.
5.375%, 2-19-23 (A)	500	519

Utilities – 2.9%
Emgesa S.A. E.S.P.
8.750%, 1-25-21 (C)	COP 6,930,000	2,459
Empresas Publicas de Medellin E.S.P.
8.375%, 2-1-21 (C)	6,300,000	2,214

		4,673

Total Columbia – 3.2%		$5,192
France

Consumer Staples – 0.5%
Pernod Ricard S.A.
4.250%, 7-15-22 (A)	$750	792

Financials – 0.8%
Societe Generale S.A.
5.922%, 4-29-49 (A)	1,350	1,350

Total France – 1.3%		$2,142
Hong Kong

Telecommunication Services – 0.6%
Hutchison Whampoa Ltd.
1.625%, 10-31-17 (A)	1,000	999

Total Hong Kong – 0.6%		$999
India

Industrials – 0.8%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7-29-20 (A)	1,300	1,308

Materials – 0.5%
Vedanta Resources plc
6.375%, 7-30-22 (A)	800	806

2017	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities – 0.2%
Tata Electric Co.
8.500%, 8-19-17	$250	$254

Total India – 1.5%		$2,368
Ireland

Financials – 0.5%
MTS International Funding Ltd.
5.000%, 5-30-23 (A)	750	776

Industrials – 0.2%
Russian Railways via RZD Capital Ltd.
8.300%, 4-2-19 (C)	RUB 19,000	333

Telecommunication Services – 0.4%
Mobile TeleSystems OJSC
5.000%, 5-30-23	$700	725

Total Ireland – 1.1%		$1,834
Jamaica

Telecommunication Services – 0.2%
Digicel Group Ltd.
6.000%, 4-15-21 (A)	300	273

Total Jamaica – 0.2%		$273
Luxembourg

Consumer Discretionary – 0.8%
Altice S.A.
7.625%, 2-15-25 (A)	1,150	1,215

Financials – 3.3%
OJSC Russian Agricultural Bank
5.100%, 7-25-18 (A)	2,950	3,038
VTB Capital S.A.
6.000%, 4-12-17 (A)	2,335	2,337

		5,375

Information Technology – 0.9%
BC Luxco 1 S.A.
7.375%, 1-29-20 (A)	1,450	1,490

Total Luxembourg – 5.0%		$8,080
Mexico

Consumer Staples – 0.5%
Grupo Bimbo S.A.B. de C.V.
4.875%, 6-30-20 (A)	750	797

Financials – 0.9%
Banco Santander S.A.
4.125%, 11-9-22 (A)	850	859
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9-27-23 (A)	500	505

		1,364

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 3.0%
C5 Capital (SPV) Ltd. (3-Month U.S. LIBOR plus 428 bps)
5.424%, 12-29-49 (A)(D)	$1,600	$1,344
CEMEX S.A.B. de C.V.:
6.500%, 12-10-19 (A)	2,100	2,216
7.250%, 1-15-21 (A)	1,200	1,284

		4,844

Total Mexico – 4.4%		$7,005
Netherlands

Consumer Discretionary – 1.1%
VTR Finance B.V.
6.875%, 1-15-24 (A)	1,680	1,747

Consumer Staples – 0.7%
Marfrig Holdings (Europe) B.V.:
6.875%, 6-24-19 (A)	500	514
8.000%, 6-8-23 (A)	550	574

		1,088

Energy – 1.1%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
4.875%, 3-17-20	1,375	1,410
8.375%, 5-23-21	300	340

		1,750

Materials – 0.4%
Cimpor Financial Operations B.V. (GTD by InterCement Participacoes S.A. and InterCement Brasil S.A.)
5.750%, 7-17-24 (A)	850	750

Telecommunication Services – 0.3%
VimpleCom Holdings B.V.
9.000%, 2-13-18 (A)(C)	RUB 25,000	443

Utilities – 0.3%
Majapahit Holding B.V.
7.750%, 1-20-20 (A)	$500	564

Total Netherlands – 3.9%		$6,342
Panama

Financials – 1.7%
Banco Latinoamericano de Comercio Exterior S.A.
3.750%, 4-4-17 (A)	2,700	2,700

Total Panama – 1.7%		$2,700
Peru

Real Estate – 0.8%
InRetail Shopping Malls
5.250%, 10-10-21 (A)	1,300	1,329

Total Peru – 0.8%		$1,329

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Qatar

Energy – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9-30-20 (A)	$283	$297

Total Qatar – 0.2%		$297
Russia

Materials – 0.7%
Uralkali Finance Ltd.
3.723%, 4-30-18 (A)	1,100	1,108

Total Russia – 0.7%		$1,108
Singapore

Consumer Staples – 2.4%
Olam International Ltd.:
5.750%, 9-20-17	1,150	1,163
7.500%, 8-12-20	2,500	2,725

		3,888

Telecommunication Services – 1.0%
TBG Global Pte. Ltd.
4.625%, 4-3-18 (A)	1,500	1,510

Total Singapore – 3.4%		$5,398
Spain

Financials – 1.0%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5-29-49	1,600	1,677

Total Spain – 1.0%		$1,677
United Arab Emirates

Financials – 1.2%
ICICI Bank Ltd.:
4.800%, 5-22-19 (A)	500	523
3.500%, 3-18-20 (A)	1,400	1,422

		1,945

Total United Arab Emirates – 1.2%		$1,945
United Kingdom

Consumer Staples – 0.4%
Imperial Tobacco Finance plc
3.750%, 7-21-22 (A)	550	565

Financials – 5.8%
Barclays plc
8.250%, 12-29-49	1,500	1,576
HSBC Holdings plc
5.625%, 12-29-49	1,200	1,200
Industrial and Commercial Bank of China Ltd.
2.250%, 12-21-18	550	549
State Bank of India:
4.125%, 8-1-17 (A)	1,200	1,208

62	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
3.250%, 4-18-18 (A)	$3,750	$3,794
3.622%, 4-17-19 (A)	1,000	1,022

		9,349

Total United Kingdom – 6.2%		$9,914
United States

Consumer Discretionary – 0.5%
Globo Comunicacoe e Participacoes S.A.
5.307%, 5-11-22 (A)(E)	850	851

Consumer Staples – 0.6%
SABMiller Holdings, Inc.
2.200%, 8-1-18	854	860

Energy – 0.3%
PBF Holding Co. LLC and PBF Finance Corp.
8.250%, 2-15-20	425	433

Financials – 1.6%
Citigroup, Inc.
8.400%, 4-29-49	1,250	1,328
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.
3.480%, 6-1-19 (A)	450	461
Wells Fargo & Co.
7.980%, 3-29-49	750	781

		2,570

Health Care – 0.4%
Fresenius U.S. Finance II, Inc.
4.500%, 1-15-23 (A)	675	698

Industrials – 1.3%
BAE Systems Holdings, Inc.
2.850%, 12-15-20 (A)	475	480
TransDigm, Inc. (GTD by TransDigm Group, Inc.)
6.000%, 7-15-22	1,607	1,628

		2,108

Information Technology – 2.6%
Alliance Data Systems Corp.
5.250%, 12-1-17 (A)	3,300	3,341
Micron Technology, Inc.
5.875%, 2-15-22	850	888

		4,229

Materials – 1.2%
BakerCorp International, Inc.
8.250%, 6-1-19	725	678
Hillman Group, Inc. (The)
6.375%, 7-15-22 (A)	1,218	1,162

		1,840

Real Estate – 1.2%
Aircastle Ltd.
4.625%, 12-15-18	1,900	1,964

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services – 3.3%
American Tower Corp.
3.400%, 2-15-19	$1,400	$1,431
T-Mobile USA, Inc.
6.000%, 3-1-23	2,977	3,179
Verizon Communications, Inc.
2.625%, 2-21-20	697	706

		5,316

Total United States – 13.0%		$20,869

TOTAL CORPORATE DEBT SECURITIES – 60.8%		$97,856
(Cost: $101,297)

OTHER GOVERNMENT SECURITIES (F)
Argentina – 1.4%
Aeropuertos Argentina 2000 S.A.
6.875%, 2-1-27 (A)	225	232
Province of Buenos Aires
9.950%, 6-9-21	1,596	1,816
Republic of Argentina
5.625%, 1-26-22 (A)	250	256

		2,304

Brazil – 0.7%
Federative Republic of Brazil
4.875%, 1-22-21	1,000	1,054

Luxembourg – 0.1%
Rumo Luxembourg S.a.r.l.
7.375%, 2-9-24 (A)	200	206

Russia – 0.8%
Russian Federation
3.500%, 1-16-19 (A)	1,200	1,232

Saudi Arabia – 0.3%
Saudi Arabia Government Bond
2.375%, 10-26-21 (A)	500	491

TOTAL OTHER GOVERNMENT SECURITIES – 3.3%		$5,287
(Cost: $4,929)

LOANS (D)
United States

Energy – 0.2%
Empresas ICA S.A.
9.300%, 6-20-17 (B)(G)	942	330

Industrials – 1.6%
TransDigm, Inc. (ICE LIBOR plus 300 bps):
3.982%, 2-28-20	472	471
4.147%, 2-28-20	2,128	2,123

		2,594

LOANS(D) (Continued)	Principal	Value
Information Technology – 0.5%
Magic Newco LLC (ICE LIBOR plus 400 bps)
5.000%, 12-12-18	$735	$737

Materials – 0.5%
BakerCorp International, Inc. (ICE LIBOR plus 300 bps)
4.250%, 2-7-20	877	847

Total United States – 2.8%		$4,508

TOTAL LOANS – 2.8%		$4,508
(Cost: $5,140)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.1%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
4.000%, 2-15-24 (H)	59	1
4.000%, 4-15-24 (H)	116	10
5.500%, 1-15-38 (H)	281	63
Federal National Mortgage Association Fixed Rate Pass-Through Certificates
5.000%, 3-1-22	35	37

		111

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$111
(Cost: $1,088)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 19.2%
U.S. Treasury Bonds
2.250%, 11-15-25	3,550	3,519
U.S. Treasury Notes:
1.125%, 2-28-19	4,000	3,991
3.500%, 5-15-20	1,980	2,096
2.625%, 11-15-20	4,500	4,646
2.125%, 8-15-21	3,500	3,541
1.250%, 10-31-21	1,700	1,652
1.750%, 11-30-21	1,600	1,590
1.875%, 1-31-22	3,000	2,993
1.750%, 5-15-22	5,475	5,416
1.500%, 8-15-26	1,700	1,573

		31,017

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 19.2%		$31,017
(Cost: $30,929)

2017	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (I) – 3.0%
Kroger Co. (The)
1.150%, 4-3-17	$2,799	$2,799
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia)
0.940%, 4-28-17	2,000	1,998

		4,797

Master Note – 2.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.190%, 4-5-17 (J)	3,752	3,752

Municipal Obligations – 1.7%
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank N.A.) (BVAL plus 14 bps)
0.840%, 4-7-17 (J)	2,725	2,725

TOTAL SHORT-TERM SECURITIES – 7.0%		$11,274
(Cost: $11,274)

TOTAL INVESTMENT SECURITIES – 99.2%		$159,780
(Cost: $164,993)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		1,209

NET ASSETS – 100.0%		$160,989

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $66,072 or 41.0% of net assets.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP—Columbian Peso and RUB—Russian Ruble).

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2017.

(F)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(G)	Securities whose value was determined using significant unobservable inputs.

(H)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(I)	Rate shown is the yield to maturity at March 31, 2017.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	1,868	U.S. Dollar	2,312	4-21-17	Barclays Capital, Inc.	$—	$29

64	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$9,727	$—	$—
Corporate Debt Securities	—	97,856	—
Other Government Securities	—	5,287	—
Loans	—	4,178	330
United States Government Agency Obligations	—	111	—
United States Government Obligations	—	31,017	—
Short-Term Securities	—	11,274	—
Total	$9,727	$149,723	$330

Liabilities
Forward Foreign Currency Contracts	$—	$29	$—

During the year ended March 31, 2017, securities totaling $793 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the year.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

Market Sector Diversification
(as a % of net assets)
United States Government and Government Agency Obligations	19.3%
Financials	18.7%
Materials	11.1%
Telecommunication Services	6.6%
Utilities	6.0%
Energy	5.8%
Industrials	5.6%
Information Technology	5.6%
Consumer Staples	5.4%
Other Government Securities	3.3%
Consumer Discretionary	2.4%
Real Estate	2.0%
Health Care	0.4%
Other+	7.8%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	65

MANAGEMENT DISCUSSION	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Robert E. Nightingale

Below, Robert E. Nightingale, portfolio manager of the Ivy Global Equity Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Nightingale has managed the Fund since its inception in June 2012, and he has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Global Equity Income Fund (Class A shares at net asset value)	8.87%
Ivy Global Equity Income Fund (Class A shares including sales load)	2.65%

Benchmark(s) and/or Lipper Category
MSCI World High Dividend Yield Index	11.54%
(generally reflects the performance of equities (excluding REITs) with higher-than-average dividend yields that are both sustainable and persistent)
Lipper Global Equity Income Funds Universe Average	10.04%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A year in review

Growth and optimism were the hallmarks of the past fiscal year in equity markets, with risk-on regions, sectors and factors generally outperforming globally. This result was in stark contrast to brief episodic panics surrounding Brexit and the surprising outcome of the U.S. Presidential election. That said, global economic surprise indicators and ongoing improvement in labor markets continued to buoy growth and inflation expectations. And the improvement in activity has been broad-based, with all key regions contributing. Likewise, earnings revisions are continuing to improve globally, driven by stronger real growth and increased corporate pricing power. Even European growth has started to accelerate, benefitting both the manufacturing and service sectors. The acceleration of economic growth, albeit from a lower level, is occurring at an increasingly positive rate of change that has benefitted risk assets in that region, which are relatively attractively valued, compared to U.S. equities generally.

Chinese economic data improved through the year and the yuan weakened. The Chinese government was generally accurate with pegging the yuan to the basket. Fortunately, this time around the weaker yuan did not hurt global markets. Since the turn of the calendar year, Chinese equity markets performed better and the yuan strengthened. It seems perceived threats from the Trump administration are overblown and the Chinese recovery appears to have legs.

Portfolio strategy — hits and misses

The Fund underperformed its benchmark and Lipper peer group average for the fiscal year ended March 31, 2017, with the last quarter in the fiscal year a significant driver of underperformance. The Fund’s sector allocation drove relative underperformance, as the Fund was positioned for reflation and a cyclical recovery. Overweight allocations to the underperforming energy and telecommunication services sectors were the most damaging to performance for the period. The Fund’s utilization of currency hedges (forward currency contracts) back to the U.S. dollar benefited performance, while stock selection slightly detracted to performance. Top individual detractors to performance were Teva Pharmaceutical Industries Ltd., Kohls Corporation, Bezeq Israel Telecom and Metlife Inc. These names were sold and replaced with names we believe better represent our top down, macroeconomic view and have stronger fundamentals. Individual contributors to performance included the Fund’s oil selections of Royal Dutch Shell plc, Class A and Lukoil Pjsc-Spon ADR and information technology holding Cypress Semiconductor Corp.

The Fund’s overweight allocations to Europe relative to the U.S. did not detract from performance. In our view, U.S. dividend stocks remained relatively more expensive to comparable international stocks over the course of the year. As such, we purchased European stocks we believed possessed cheaper valuations, higher dividend yields and similar earnings growth. Many of the European names have higher embedded emerging-market exposure, which we want to capture.

Positioning

As the fiscal year progressed, we had much greater confidence global growth was picking up and deflation concerns would fade. The Fund significantly changed sector allocations by adding to more offensive sectors (information technology, energy and financials), while selling positions in defensive sectors (consumer staples, telecommunication services and utilities). At fiscal year end, the Fund’s largest sector overweights include energy and financials where we continue to find

66	ANNUAL REPORT	2017

companies we believe provide good dividend yield, recovery potential (higher rates and energy prices) and/or growth prospects. In our view, our underweight allocations to consumer staples, utilities and telecommunications tend to have either poor fundamentals or high relative valuations.

The Fund lowered its exposure to Australia, Switzerland, the U.K. and the eurozone, while increasing exposure to Canada, Asia and emerging markets. The Fund’s largest overweights include Europe and emerging markets, while the allocation to the U.S. remains below benchmark weight. We believe European political fears will slowly subside over the next year, which should bode well for the region and result in an increase in investor interest. The Fund has maintained its overweight allocation in France as we continue to find large cap, quality firms that pay good dividends as well as offer recovery or growth potential. We eliminated our exposure to Australia in favor of stocks in India, China and Hong Kong where we believe the growth outlook remains bright.

As calendar year 2017 progresses, we intend to maintain our overweight to more cyclical and growth names that we believe have sound dividends relative to lower growth, bond proxy names. We expect the U.S. Federal Reserve (Fed) to continue to raise rates, which should make bond proxy securities less attractive.

Outlook — Opportunities exist, but issues remain

We think global economic growth will remain slow but will pick up as we move through 2017. We expect the U.S., part of Europe, China and India to be the main engines of growth, and believe other emerging-market economies will continue to recover. We feel the U.K. faces additional headwinds stemming from the Brexit, as unknowns and the likely volatility will hurt its economy.

Further U.S. dollar strengthening is a concern for growth in some emerging-market countries with large U.S. denominated debt. We believe monetary policy is likely to remain loose for the foreseeable future, but to a much lesser extent in the U.S. We think the Fed will raise interest rates in 2017 and 2018, which at times will keep the markets on edge. We think that uncertainty over the new Trump administration and Congress will most likely cause market selloffs due to timing and high investor expectations.

We are still concerned about the recent terrorist attacks in Europe, and the effects the large refugee influx will have on European politics via upcoming elections in France, Italy and Germany and the economy. Currently, China is accelerating local and regional infrastructure spending and has allowed housing prices to increase in larger cities. We believe this can only be sustainable for a few years as debt will pile higher and housing prices will ultimately correct. China is still in a multi-year rebalancing to a more consumer-based economy. In our view, these changes could have lasting impacts throughout the global marketplace in shaping gross domestic product (GDP) growth, commodity prices and multinational profits.

We continue to target sectors, countries and stocks we believe best reflect our mixed economic outlook. We believe the odds of a recession are low as there has not been a boom in spending, excluding some property markets around the world. In our view, the strongest long-term GDP growth should still occur in emerging markets and the U.S. due to better demographics. In an effort to capture this growth, we intend to continue investing in European multinationals with high revenue exposure to the U.S. and/or emerging markets.

As always, we remain focused on stocks with solid dividend yields, and continue to look for companies that we consider to be of above-average quality and well positioned in their industries throughout the world.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These risks are magnified in emerging markets.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Fund’s prospectus.

2017	ANNUAL REPORT	67

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Equity Income Fund.

68	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY GLOBAL EQUITY INCOME FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Financials	15.4%
Health Care	13.1%
Consumer Staples	12.9%
Energy	12.8%
Industrials	11.5%
Information Technology	10.6%
Consumer Discretionary	8.9%
Utilities	5.8%
Telecommunication Services	4.0%
Materials	3.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Lipper Rankings

Category: Lipper Global Equity Income Funds	Rank	Percentile
1 Year	102/170	60
3 Year	94/144	65

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	51.7%
United Kingdom	20.2%
France	12.3%
Netherlands	5.3%
Other Europe	13.9%
North America	38.8%
United States	34.3%
Canada	4.5%
Pacific Basin	8.1%
Japan	3.6%
Other Pacific Basin	4.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Total S.A.	France	Energy	Integrated Oil & Gas
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
Chevron Corp.	United States	Energy	Integrated Oil & Gas
Wells Fargo & Co.	United States	Financials	Diversified Banks
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Merck & Co., Inc.	United States	Health Care	Pharmaceuticals
Unilever N.V., Certicaaten Van Aandelen	Netherlands	Consumer Staples	Personal Products
Marine Harvest ASA	Norway	Consumer Staples	Packaged Foods & Meats

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	69

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	2.65%	4.17%	8.17%	9.26%	9.39%	8.58%	9.08%
5-year period ended 3-31-17	—	—	—	—	—	—	—
10-year period ended 3-31-17	—	—	—	—	—	—	—
Since Inception of Class through 3-31-17(6)	8.42%	8.71%	9.05%	10.15%	3.08%	6.93%	9.89%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	6-4-12 for Class A shares, 6-4-12 for Class B shares, 6-4-12 for Class C shares, 6-4-12 for Class I shares, 7-31-14 for Class N shares, 12-19-12 for Class R shares and 6-4-12 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

70	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Canada

Energy – 1.5%
Inter Pipeline Ltd.	237	$4,989

Financials – 3.0%
Bank of Montreal	69	5,180
Royal Bank of Canada	71	5,137

		10,317

Total Canada – 4.5%		15,306
China

Consumer Discretionary – 1.6%
ANTA Sports Products Ltd.	1,906	5,273

Total China – 1.6%		5,273
France

Consumer Staples – 1.3%
Casino Guichard Perrachon S.A.	77	4,324

Energy – 3.2%
Total S.A.	214	10,824

Financials – 2.4%
Axa S.A.	104	2,696
BNP Paribas S.A.	56	3,730
Societe Generale S.A.	33	1,674

		8,100

Industrials – 3.9%
Compagnie de Saint-Gobain	53	2,721
Schneider Electric S.A.	59	4,304
Vinci	77	6,085

		13,110

Telecommunication Services – 1.5%
Orange S.A.	337	5,231

Total France – 12.3%		41,589
Germany

Health Care – 1.3%
Bayer AG	37	4,276

Industrials – 1.0%
Siemens AG	26	3,493

Total Germany – 2.3%		7,769
Hong Kong

Financials – 1.5%
BOC Hong Kong (Holdings) Ltd.	1,255	5,129

Total Hong Kong – 1.5%		5,129

COMMON STOCKS (Continued)	Shares	Value
India

Financials – 1.4%
Indiabulls Housing Finance Ltd.	308	$4,733

Total India – 1.4%		4,733
Ireland

Materials – 1.1%
CRH plc	104	3,661

Total Ireland – 1.1%		3,661
Italy

Utilities – 2.0%
ENEL S.p.A.	1,417	6,671

Total Italy – 2.0%		6,671
Japan

Consumer Discretionary – 2.6%
Bridgestone Corp.	120	4,840
Fuji Heavy Industries Ltd.	109	3,987

		8,827

Telecommunication Services – 1.0%
Nippon Telegraph and Telephone Corp.	81	3,457

Total Japan – 3.6%		12,284
Netherlands

Consumer Staples – 2.3%
Unilever N.V., Certicaaten Van Aandelen	161	7,987

Financials – 1.9%
ING Groep N.V., Certicaaten Van Aandelen	422	6,378

Industrials – 1.1%
Koninklijke Philips Electronics N.V., Ordinary Shares	117	3,776

Total Netherlands – 5.3%		18,141
Norway

Consumer Staples – 2.3%
Marine Harvest ASA	516	7,867

Total Norway – 2.3%		7,867
Russia

Energy – 2.0%
PJSC LUKOIL ADR	128	6,764

Total Russia – 2.0%		6,764

COMMON STOCKS (Continued)	Shares	Value
Spain

Utilities – 2.2%
Iberdrola S.A.	1,025	$7,332

Total Spain – 2.2%		7,332
Switzerland

Health Care – 2.0%
Roche Holdings AG, Genusscheine	27	6,796

Total Switzerland – 2.0%		6,796
United Kingdom

Consumer Discretionary – 3.2%
Bellway plc	103	3,488
UBM plc	367	3,518
WPP Group plc	180	3,956

		10,962

Consumer Staples – 3.8%
Diageo plc	166	4,752
Imperial Tobacco Group plc	93	4,493
Reckitt Benckiser Group plc	39	3,596

		12,841

Energy – 3.3%
Royal Dutch Shell plc, Class A	427	11,201

Financials – 2.7%
HSBC Holdings plc	677	5,520
Prudential plc	172	3,634

		9,154

Health Care – 0.5%
AstraZeneca plc	28	1,723

Industrials – 2.6%
BAE Systems plc	677	5,450
IMI plc	216	3,224

		8,674

Materials – 2.5%
Mondi plc	218	5,259
Rio Tinto plc	82	3,285

		8,544

Utilities – 1.6%
National Grid plc	426	5,414

Total United Kingdom – 20.2%		68,513
United States

Consumer Discretionary – 1.5%
Home Depot, Inc. (The)	34	5,036

Consumer Staples – 3.2%
Altria Group, Inc.	102	7,300

2017	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Consumer Staples (Continued)
PepsiCo, Inc.	32	$3,624

		10,924

Energy – 2.8%
Chevron Corp.	87	9,363

Financials – 2.5%
Wells Fargo & Co.	151	8,421

Health Care – 9.3%
Eli Lilly and Co.	61	5,107
Johnson & Johnson	67	8,311
Merck & Co., Inc. (A)	127	8,095
Pfizer, Inc.	293	10,033

		31,546

Industrials – 2.9%
Eaton Corp.	66	4,909

COMMON STOCKS (Continued)	Shares	Value
Industrials (Continued)
Lockheed Martin Corp.	19	$5,060

		9,969

Information Technology – 10.6%
Analog Devices, Inc.	82	6,695
Cisco Systems, Inc.	166	5,622
Cypress Semiconductor Corp.	378	5,207
Microsoft Corp.	202	13,286
Texas Instruments, Inc.	66	5,317

		36,127

Telecommunication Services – 1.5%
AT&T, Inc.	122	5,072

Total United States – 34.3%		116,458

TOTAL COMMON STOCKS – 98.6%		$334,286
(Cost: $301,518)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 0.9%
Kroger Co. (The)
1.150%, 4–3–17	$2,965	$2,965

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.190%, 4–5–17 (C)	1,304	1,304

TOTAL SHORT-TERM SECURITIES – 1.3%		$4,269
(Cost: $4,269)

TOTAL INVESTMENT SECURITIES – 99.9%		$338,555
(Cost: $305,787)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		497

NET ASSETS – 100.0%		$339,052

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $585 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(B)	Rate shown is the yield to maturity at March 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	22,496	U.S. Dollar	27,858	4-21-17	Citibank N.A.	$—	$338
Japanese Yen	747,661	U.S. Dollar	6,640	4-21-17	Citibank N.A.	—	81
Euro	38,158	U.S. Dollar	41,079	4-21-17	State Street Global Markets	341	—

						$341	$419

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$334,286	$—	$—
Short-Term Securities	—	4,269	—
Total	$334,286	$4,269	$—
Forward Foreign Currency Contracts	$—	$341	$—

Liabilities
Forward Foreign Currency Contracts	$—	$419	$—

72	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2017

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Financials	15.4%
Health Care	13.1%
Consumer Staples	12.9%
Energy	12.8%
Industrials	11.5%
Information Technology	10.6%
Consumer Discretionary	8.9%
Utilities	5.8%
Telecommunication Services	4.0%
Materials	3.6%
Other+	1.4%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	73

MANAGEMENT DISCUSSION	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Ivy Global Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Ms. Ross has 21 years of industry experience and has managed the Fund since August 2014.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Global Growth Fund (Class A shares at net asset value)	8.77%
Ivy Global Growth Fund (Class A shares including sales load)	2.52%

Benchmark(s) and/or Lipper Category
MSCI World Index	14.77%
(generally reflects the performance of securities markets around the world)
Lipper Global Large-Cap Growth Funds Universe Average	12.83%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A year in review

Global equity markets ended the fiscal year with higher investor optimism for improving global economic growth. Value outperformed growth significantly, with most of the value outperformance coming in the first half of the 12 months. Growth started outperforming at the end of the calendar year and continued into 2017 as investors’ risk appetite transitioned away from defensive, dividend-paying stocks towards riskier assets. Market fluctuation as a result of politics was a challenge for equity investors during the year. Investors grappled with several key issues, including the impact of Britain’s decision to exit the European Union (EU), Italy’s solution for its struggling banking system and the uncertainty of Trump in the White House. The U.S. Presidential election had an initial positive impact on risk appetite. However, as the period ended investor uncertainty mounted regarding geopolitical risk (particularly as it relates to North Korea), and Trump’s ability to deliver on economic promises and sustainability of global growth.

For the fiscal year ended March 31, 2017, equity markets globally were strong. Emerging markets outperformed and most developed markets posted double digit returns in the period. The materials, financials and information technology sectors drove the majority of positive returns during the reporting period. Defensive sectors including healthcare and consumer staples were underperformers. The financials sector benefited dramatically post Trump’s win in November 2016 on the expectation that rising treasury yields from a better economy could increase bank profitability.

Performance for the year

The Fund underperformed the benchmark for the fiscal year driven in large part to the Fund’s bias towards growth stocks relative to the benchmark. Value stocks globally outperformed growth by more than 5% in the period, with the majority of the outperformance coming from the first half of the fiscal year. The largest negative contributor was stock selection in healthcare during the reporting period as drug pricing pressures negatively impacted pharmaceutical and biotech stocks. The Fund’s overweight position in the information technology sector and strong stock performance was a positive for the period. Stock selection in the energy sector also had a positive impact on Fund performance during the reporting period. Individual internet retail holdings were strong standouts, including Amazon.com, Inc., MercadoLibre, Inc., Tencent Holdings Ltd. and Alibaba Group Holding Ltd. ADR.

Outlook

Exiting what was a particularly challenging fiscal year for quality growth stocks, we think a better environment lies ahead. We expect modest improving economic growth from Europe and the U.S. and stable growth from Japan. Populist political movements continue to pose risks in many parts of the world. Europe still has to manage through the process of Britain’s exit from the EU, as well as elections in many countries where populism could gain traction (including France and Italy). Discussion surrounding the U.S. global trade agreements could have far reaching implications, and the recent increase in geopolitical tensions particularly with North Korea represent a risk. Despite uncertainties in the market, we believe our portfolio of strong global growers with sustainable competitive advantages and unique products that serve large end markets can drive shareholder value over time.

As we enter 2017, a handful of portfolio changes have occurred. The most notable is in the healthcare sector, where the Fund’s overweight position compared to the benchmark has been materially reduced and reallocated to the financials sector, which had been a significant underweight. In areas where we view the political environment as having an

74	ANNUAL REPORT	2017

unpredictable impact on business fundamentals, we have made an effort to move sector weightings closer to benchmark weight than in the past, while maintaining significant active allocations in individual holdings. We continue to focus on markets we believe have continued secular growth, as well as managements that we believe have created unique barriers to entry and sustainable competitive advantages. Some areas of exposure currently include online retailers that continue to gain share from brick and mortar, productivity enhancing software companies, and energy firms benefiting from an increase in North American production.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Growth Fund.

2017	ANNUAL REPORT	75

PORTFOLIO HIGHLIGHTS	IVY GLOBAL GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Information Technology	27.1%
Industrials	14.5%
Consumer Discretionary	14.4%
Financials	12.6%
Health Care	12.5%
Energy	9.0%
Consumer Staples	8.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Lipper Rankings

Category: Lipper Global Large-Cap Growth Funds	Rank	Percentile
1 Year	112/122	92
3 Year	95/101	94
5 Year	65/69	93
10 Year	46/53	86

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	55.4%
United States	53.5%
Other North America	1.9%
Europe	27.1%
United Kingdom	7.9%
Germany	7.3%
France	7.1%
Other Europe	4.8%
Pacific Basin	14.0%
China	6.6%
Japan	5.9%
Other Pacific Basin	1.5%
South America	1.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
Alibaba Group Holding Ltd. ADR	China	Information Technology	Internet Software & Services
MasterCard, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
European Aeronautic Defence and Space Co.	France	Industrials	Aerospace & Defense
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Tencent Holdings Ltd.	China	Information Technology	Internet Software & Services
Prudential plc	United Kingdom	Financials	Life & Health Insurance
J.B. Hunt Transport Services, Inc.	United States	Industrials	Trucking

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

76	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	2.52%	3.48%	7.94%	2.78%	9.12%	9.32%	8.52%	8.86%
5-year period ended 3-31-17	4.92%	4.91%	5.33%	5.19%	6.56%	—	—	6.29%
10-year period ended 3-31-17	2.52%	2.29%	2.22%	—	—	—	—	3.25%
Since Inception of Class through 3-31-17(6)	—	—	—	2.77%	3.61%	2.43%	5.84%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Brazil

Information Technology – 1.8%
MercadoLibre, Inc.	37	$7,767

Total Brazil – 1.8%		7,767
Canada

Energy – 0.9%
Seven Generations
Energy Ltd., Class A (A)	221	4,029

Total Canada – 0.9%		4,029
China

Information Technology – 6.6%
Alibaba Group Holding Ltd. ADR (A)	156	16,853
Tencent Holdings Ltd.	411	11,791

		28,644

Total China – 6.6%		28,644
France

Consumer Staples – 1.1%
Pernod Ricard S.A.	40	4,755

Energy – 1.5%
Total S.A. ADR	132	6,654

Financials – 1.1%
Axa S.A.	184	4,766

Industrials – 3.4%
European Aeronautic Defence and Space Co.	194	14,741

Total France – 7.1%		30,916
Germany

Consumer Discretionary – 2.9%
Continental AG	20	4,404
ProSiebenSat. 1 Media SE	182	8,040

		12,444

Health Care – 2.0%
Fresenius SE & Co. KGaA	111	8,957

Industrials – 2.4%
Siemens AG	76	10,358

Total Germany – 7.3%		31,759
Japan

Consumer Discretionary – 1.8%
Isuzu Motors Ltd.	588	7,773

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.4%
Dai-ichi Mutual Life Insurance Co. (The)	345	$6,190

Industrials – 1.4%
Dakin Industries Ltd.	59	5,948

Information Technology – 1.3%
Yahoo Japan Corp.	1,215	5,610

Total Japan – 5.9%		25,521
Mexico

Consumer Staples – 1.0%
Wal-Mart de Mexico S.A.B. de C.V.	1,871	4,317

Total Mexico – 1.0%		4,317
Netherlands

Industrials – 1.2%
Koninklijke Philips Electronics N.V., Ordinary Shares	161	5,181

Information Technology – 1.9%
ASML Holding N.V., NY Registry Shares	64	8,483

Total Netherlands – 3.1%		13,664
South Korea

Information Technology – 1.5%
Samsung Electronics Co. Ltd.	4	6,613

Total South Korea – 1.5%		6,613
Switzerland

Industrials – 1.7%
Adecco S.A.	106	7,538

Total Switzerland – 1.7%		7,538
United Kingdom

Consumer Discretionary – 1.1%
Compass Group plc	260	4,901

Consumer Staples – 2.4%
British American Tobacco plc	80	5,288
Coca-Cola European Partners plc	131	4,939

		10,227

Financials – 2.7%
Prudential plc	551	11,632

Health Care – 1.7%
Smith & Nephew plc	484	7,380

Total United Kingdom – 7.9%		34,140

COMMON STOCKS (Continued)	Shares	Value
United States

Consumer Discretionary – 8.6%
Amazon.com, Inc. (A)	15	$13,118
Home Depot, Inc. (The)	64	9,445
Marriott International, Inc., Class A	98	9,221
O’Reilly Automotive, Inc. (A)	20	5,418

		37,202

Consumer Staples – 3.7%
Kraft Foods Group, Inc.	80	7,276
Philip Morris International, Inc.	79	8,890

		16,166

Energy – 6.6%
EOG Resources, Inc.	92	8,995
Halliburton Co.	248	12,201
Schlumberger Ltd.	94	7,344

		28,540

Financials – 7.4%
CME Group, Inc.	38	4,529
Discover Financial Services	129	8,852
Goldman Sachs Group, Inc. (The)	21	4,872
MetLife, Inc.	114	6,031
Wells Fargo & Co.	141	7,834

		32,118

Health Care – 8.8%
Allergan plc	34	8,004
Celgene Corp. (A)	66	8,179
HCA Holdings, Inc. (A)	113	10,056
Incyte Corp. (A)	36	4,753
Thermo Fisher Scientific, Inc.	48	7,377

		38,369

Industrials – 4.4%
J.B. Hunt Transport Services, Inc.	114	10,479
Johnson Controls, Inc.	202	8,503

		18,982

Information Technology – 14.0%
Alphabet, Inc., Class C (A)	12	10,297
Facebook, Inc., Class A (A)	124	17,562
MasterCard, Inc., Class A	145	16,325
Microsoft Corp.	68	4,482
Visa, Inc., Class A	139	12,329

		60,995

Total United States – 53.5%		232,372

TOTAL COMMON STOCKS – 98.3%		$427,280
(Cost: $351,839)

78	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 0.6%
Ecolab, Inc.
1.170%, 4–17–17	$3,000	$2,998

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.190%, 4–5–17 (C)	1,622	1,622

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – 0.5%
NY State Hsng Fin Agy, Related 42nd and 10th Hsng Rev Bonds, Ser 2010A (GTD by FHLMC) (BVAL plus 14 bps)
0.840%, 4–7–17 (C)	$2,000	$2,000

TOTAL SHORT-TERM SECURITIES – 1.5%		$6,620
(Cost: $6,620)

Value

TOTAL INVESTMENT SECURITIES – 99.8%	$433,900
(Cost: $358,459)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%	767

NET ASSETS – 100.0%	$434,667

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Rate shown is the yield to maturity at March 31, 2017.
(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$427,280	$—	$—
Short-Term Securities	—	6,620	—
Total	$427,280	$6,620	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Corp.

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Information Technology	27.1%
Industrials	14.5%
Consumer Discretionary	14.4%
Financials	12.6%
Health Care	12.5%
Energy	9.0%
Consumer Staples	8.2%
Other+	1.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	79

MANAGEMENT DISCUSSION	IVY GLOBAL INCOME ALLOCATION FUND

(UNAUDITED)

W. Jeffery Surles

Below, W. Jeffery Surles, CFA, Ivy Global Income Allocation Fund manager, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Surles has managed the Fund since June 2012 and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Global Income Allocation Fund (Class A shares at net asset value)	11.19%
Ivy Global Income Allocation Fund (Class A shares including sales load)	4.81%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays Multiverse Index	-1.02%
(generally reflects the performance of fixed-income securities that represent the global bond market)
MSCI World High Dividend Yield Index	11.54%
(generally reflects the performance of equities with higher-than-average dividend yields that are both sustainable and persistent)
60% MSCI World High Dividend Yield / 40% Barclays Multiverse	6.39%
(generally reflects the performance of equities with higher-than-average dividend yields that are both sustainable and persistent and fixed-income securities that represent the global bond market)
Lipper Flexible Portfolio Funds	9.99%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value. Multiple indexes are present because the Fund invests in multiple asset classes.

Market Review

The fiscal year marked another strong performance in equity markets, with most major indices posting double digit returns. Once adjusted for currency, the U.S. equity market was again a standout performer as the U.S. dollar appreciated against most of its peers. The United Kingdom’s (UK’s) referendum to leave the European Union (Brexit) and the U.S. presidential election were two major events which marked inflection points during the year. Markets sold off sharply immediately following the outcome of both votes, only to rally back and appreciate after considering the ramifications of each.

Fixed-income markets were similarly affected by the votes, with the U.S. 10-year Treasury bills hitting a new all-time low shortly after Brexit before rates gradually rose leading up to the U.S. election. As reflation began to take hold after the U.S. election, rates rose even further, solidified by two Federal Reserve rate increases. Through the entire year credit markets remained well bid, as the demand for yield trumped the effect of rising rates.

Fund Performance

The Fund materially outperformed its blended benchmark during the fiscal year. Outperformance was mainly driven by the fixed-income portion of the Fund. Asset allocation and currency hedging were slightly additive to performance. The equity portion of the Fund did underperform its MSCI World High Dividend Yield Index benchmark, which detracted from performance. Performance did get off to a rough start to begin the fiscal year. The outcome of the Brexit vote caught us by surprise, and we had the Fund overexposed to risk assets in the wake of the UK’s decision to leave the European Union. The Fund spent most of the year steadily clawing back performance to both its peer group and benchmarks after falling behind early in its fiscal year.

The equity portion of the Fund was again hurt by the outperformance of the U.S. market versus most foreign equity markets. The Fund has long held an overweight position towards foreign equities, as the dividend yield available in many international markets exceeds what we can achieve in the U.S. market. For the past year that overweight position towards foreign markets has been reduced compared to where it has traditionally been over the history of the Fund, but the Fund nonetheless still has an overweight position in international markets, and it detracted from performance.

From a sector perspective, underweight positions in the healthcare and materials sectors also hindered performance. The problems in both sectors were compounded by poor stock selection. Healthcare holdings in particular, in which a position in Teva Pharmaceutical Industries Ltd. was a significant drag to performance, hurt. We also had poor stock selection on a country basis in Australia and Canada. Additional underperformers were L Brands and Qualcomm, Inc. Some of the underperformance was mitigated by an overweight position and strong stock selection in the technology and financial sectors. Texas Instruments Inc., National Australia Bank Ltd., and a midyear purchase of Indiabulls Housing Finance Ltd.

80	ANNUAL REPORT	2017

were significant contributors to performance in those two sectors. Good stock selection in the U.S. also benefited us as Oneok, Inc., Kraft Foods Group, Inc., and Philip Morris International, Inc. all drove performance. We also gained some benefit as Fund assets in the Real Estate Investment Trusts (REIT’s), yieldco’s, and Limited Liability Companies, which hampered performance last year, rebounded. A couple of names we called out as problems last year, Atlantica Yield plc (formally Abengoa Yield plc, the company changed its name after separating itself from its bankrupt parent) and Fortress Transportation and Infrastructure Investors LLC were two of the largest contributors to performance during the year. Our belief that both of these companies had solid long-term assets with good cash flow visibility was largely validated and both remain important parts of the portfolio. Other investments in the REIT sector such as Uniti Group, Inc. (formerly Communication Sales & Leasing) and Blackstone Mortgage Trust, Inc. also benefited performance. Additional shares of Oneok, Inc. above our equity holding were also held as derivatives for a brief time within the Fund, but have since been sold. Other derivatives were held briefly within the Fund, but did not materially impact the overall performance.

The fixed-income portion of the portfolio had an exceptional year. Given our income mandate, the Fund always naturally has an overweight position in the credit sector compared to the Bloomberg Barclays Multiverse Index benchmark. As the credit sector significantly outperformed, we benefited from that natural overweight position. Our security selection also proved to be excellent in the credit sector during the year, especially on the high yield side. We had multiple credit positions — many of them sizable holdings — significantly outperform the high yield part of the benchmark. Large positions in U.S. high yield holdings such as New Cotai LLC — also called New Cotai Capital Corp. — and Sprint Corp., and emerging markets high yield holdings such as Petrobras Global Finance B.V., ACI Airport Sudamerica S.A., and Atento (BC Luxco SA) provided sizable outperformance. Investment grades names such as Dell (Diamond Finance) and subordinated debt from Bank of America Corp. and Wells Fargo & Co., provided outsized returns. Our position in Sprint Corp. and Diamond Finance were sold. The Fund also benefited from an overweight position in the US dollar to the benchmark and having a shorter duration than the benchmark as rates increased after setting record lows shortly after Brexit.

Both currency hedging and asset allocation added slightly to performance throughout the year. Our asset allocation bets were relatively small; the Fund spent most of the first half of the fiscal year slightly overweight fixed-income before taking up equity exposure around the time of the U.S. election, as economic data started to come in better than expected. The Fund ended the year with a slightly overweight position in equities, with 63% of the Fund in equities and 37% in fixed-income and cash. (Our benchmark is 60% in equities and 40% in fixed-income). We continued to use currency forwards to hedge currencies, mainly the Euro and British pound. Though the Fund had an overweight position in foreign equities for most of the year, we did not want an overweight position in foreign currencies, as foreign central banks remained more dovish than the Federal Reserve. The currency forwards allowed us to not only remove the currency overweight position stemming from the overweight equity position but to actually hedge the equity portfolio into an overweight position in the U.S. dollar. As a result, foreign currency hedging was additive to performance during the year.

Outlook & Fund Positioning

Relatively benign financial conditions have allowed the Federal Reserve Board to hike interest rates twice since December 2016 without incident. While several risks exist on the horizon like an election cycle in Europe and rising geopolitical risks, we do not expect them to significantly alter the landscape. Hence, we are expecting a late cycle market as economic momentum peaks and growth begins to decelerate. This should provide scope for measured interest rate hikes in the U.S. Outside the U.S. we expect major central banks like the European Central Bank and Bank of Japan to continue to implement aggressive monetary policy. The Fund currently has a slightly overweight position in equities. Given the backdrop we are biased towards taking our weightings towards a more neutral asset allocation. We remain more focused on generating performance through individual security selection rather than allocation bets, given the current market backdrop. Within the equity portion of the Fund, we are inclined to take up exposure to mainland Europe given strong economic momentum, good earnings revisions and compelling valuations. Areas of reduced exposure to fund an increase in mainland Europe would likely be the United Kingdom, Japan and Australia. On the fixed-income side we have been working to reduce our highly skewed barbell approach to credit. Previously, the Fund had a large exposure to lower quality high yield and a small exposure to highly rated sovereign or quasi-sovereign credits. We have been working on decreasing credit exposure on either end of the barbell and concentering investments more in the middle part of the credit spectrum.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may use derivatives, generally purchased and written options on individual equity securities, to increase or decrease exposure to specific sectors and/or countries.

2017	ANNUAL REPORT	81

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Income Allocation Fund.

82	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY GLOBAL INCOME ALLOCATION FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	63.1%
Financials	16.4%
Industrials	9.7%
Consumer Discretionary	8.9%
Energy	6.5%
Information Technology	6.1%
Consumer Staples	5.9%
Health Care	3.4%
Telecommunication Services	1.8%
Utilities	1.6%
Materials	1.4%
Real Estate	1.4%
Bonds	34.9%
Corporate Debt Securities	27.7%
Loans	2.8%
Other Government Securities	2.5%
United States Government and Government Agency Obligations	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.0%

Lipper Rankings

Category: Lipper Flexible Portfolio Funds	Rank	Percentile
1 Year	208/622	34
3 Year	254/449	57
5 Year	206/344	60
10 Year	120/152	79

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	44.2%
United Kingdom	9.9%
France	5.7%
Spain	5.5%
Germany	5.5%
Netherlands	3.8%
Other Europe	13.8%
North America	42.7%
United States	37.3%
Canada	4.4%
Other North America	1.0%
Pacific Basin	7.7%
Australia	4.0%
Other Pacific Basin	3.7%
South America	1.8%
Other	1.4%
Bahamas/Caribbean	0.2%
Cash and Other Assets (Net of Liabilities),and Cash Equivalents+	2.0%

2017	ANNUAL REPORT	83

PORTFOLIO HIGHLIGHTS	IVY GLOBAL INCOME ALLOCATION FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Top 10 Equity Holdings

Company	Country	Sector	Industry
Ares Capital Corp.	United States	Financials	Asset Management & Custody Banks
ProSiebenSat. 1 Media SE	Germany	Consumer Discretionary	Broadcasting
Ferrovial S.A.	Spain	Industrials	Construction & Engineering
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Sampo plc, A Shares	Finland	Financials	Multi-Line Insurance
Lockheed Martin Corp.	United States	Industrials	Aerospace & Defense
Arthur J. Gallagher & Co.	United States	Financials	Insurance Brokers
Vermilion Energy, Inc.	Canada	Energy	Oil & Gas Exploration & Production
Atlantica Yield plc	Spain	Utilities	Renewable Electricity
Kraft Foods Group, Inc.	United States	Consumer Staples	Packaged Foods & Meats

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

84	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL INCOME ALLOCATION FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

Effective June 4, 2012, Ivy International Balanced Fund changed its name to Ivy Global Income Allocation Fund. As a result, the Fund’s benchmark was changed to a blended index composed of 60% MSCI World High Dividend Yield Index and 40% Barclays Multiverse Index. We believe this index is more representative of the types of equity and fixed-income securities in which the Fund invests.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	4.81%	6.23%	10.50%	4.76%	11.54%	11.70%	10.92%	11.33%
5-year period ended 3-31-17	3.53%	3.67%	4.11%	3.53%	5.18%	—	—	4.93%
10-year period ended 3-31-17	2.46%	2.27%	2.40%	—	—	—	—	3.22%
Since Inception of Class through 3-31-17(6)	—	—	—	2.39%	3.49%	2.31%	4.55%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	IVY GLOBAL INCOME ALLOCATION FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Australia

Energy – 1.3%
Caltex Australia Ltd.	425	$9,575

Financials – 1.3%
National Australia Bank Ltd.	375	9,552

Materials – 1.4%
Orora Ltd.	4,250	9,611

Total Australia – 4.0%		28,738
Canada

Energy – 2.8%
Pembina Pipeline Corp.	267	8,463
Vermilion Energy, Inc.	304	11,401

		19,864

Total Canada – 2.8%		19,864
Finland

Financials – 1.7%
Sampo plc, A Shares	260	12,332

Information Technology – 1.2%
Nokia Corp., Series A ADR	1,600	8,672

Total Finland – 2.9%		21,004
France

Financials – 1.1%
Axa S.A.	318	8,230

Industrials – 1.2%
Compagnie de Saint-Gobain	163	8,355

Telecommunication Services – 0.8%
Orange S.A.	387	6,014

Total France – 3.1%		22,599
Germany

Consumer Discretionary – 3.2%
ProSiebenSat. 1 Media SE	330	14,612
Schaeffler AG	487	8,570

		23,182

Financials – 1.1%
Deutsche Boerse AG	90	8,248

Industrials – 1.2%
Deutsche Post AG	250	8,563

Total Germany – 5.5%		39,993
India

Financials – 1.4%
Indiabulls Housing Finance Ltd.	650	9,987

Total India – 1.4%		9,987

COMMON STOCKS (Continued)	Shares	Value
Ireland

Health Care – 1.3%
Medtronic plc	115	$9,264

Total Ireland – 1.3%		9,264
Israel

Health Care – 0.6%
Teva Pharmaceutical Industries Ltd. ADR	136	4,364

Total Israel – 0.6%		4,364
Italy

Financials – 1.4%
Banca Intesa S.p.A.	3,000	8,148
Intesa Sanpaolo S.p.A.	889	2,262

		10,410

Total Italy – 1.4%		10,410
Japan

Consumer Discretionary – 1.1%
Fuji Heavy Industries Ltd.	215	7,885

Total Japan – 1.1%		7,885
New Zealand

Consumer Discretionary – 0.7%
SKYCITY Entertainment Group Ltd.	1,824	5,306

Total New Zealand – 0.7%		5,306
Norway

Energy – 1.0%
Aker BP ASA	466	7,460

Total Norway – 1.0%		7,460
Singapore

Consumer Discretionary – 0.4%
Asian Pay Television Trust	8,571	2,849

Total Singapore – 0.4%		2,849
Spain

Industrials – 1.9%
Ferrovial S.A.	706	14,139

Utilities – 1.6%
Atlantica Yield plc	542	11,368

Total Spain – 3.5%		25,507
Switzerland

Consumer Staples – 1.1%
Nestle S.A., Registered Shares	100	7,672

Industrials – 1.1%
Adecco S.A.	115	8,169

Total Switzerland – 2.2%		15,841

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Consumer Discretionary – 1.4%
Taylor Wimpey plc	4,080	$9,871

Consumer Staples – 1.4%
Imperial Tobacco Group plc	215	10,416

Financials – 2.5%
Legal & General Group plc	2,991	9,267
St. James’s Place plc	675	8,982

		18,249

Industrials – 1.2%
BAE Systems plc	1,100	8,855

Total United Kingdom – 6.5%		47,391
United States

Consumer Discretionary – 2.1%
Home Depot, Inc. (The)	55	8,076
Limited Brands, Inc.	150	7,065

		15,141

Consumer Staples – 3.4%
Kraft Foods Group, Inc.	120	10,897
Philip Morris International, Inc.	123	13,860

		24,757

Energy – 1.4%
Helmerich & Payne, Inc.	150	9,985

Financials – 3.8%
American Capital Agency Corp.	400	7,956
Arthur J. Gallagher & Co.	210	11,874
Blackstone Mortgage Trust, Inc., Class A	260	8,041

		27,871

Industrials – 3.1%
Fortress Transportation and Infrastructure Investors LLC	698	10,414
Lockheed Martin Corp.	45	12,042

		22,456

Information Technology – 4.9%
Cisco Systems, Inc.	250	8,450
Paychex, Inc.	174	10,266
QUALCOMM, Inc.	120	6,881
Texas Instruments, Inc.	120	9,667

		35,264

Real Estate – 1.4%
Uniti Group, Inc.	400	10,340

Total United States – 20.1%		145,814

TOTAL COMMON STOCKS – 58.5%		$424,276
(Cost: $410,145)

86	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL INCOME ALLOCATION FUND (in thousands)

MARCH 31, 2017

INVESTMENT FUNDS	Shares		Value
United States – 2.1%
Ares Capital Corp.		861	$14,959

TOTAL INVESTMENT FUNDS – 2.1%			$14,959
(Cost: $14,861)

PREFERRED STOCKS
Israel

Health Care – 0.4%
Teva Pharmaceutical Industries Ltd., Convertible, 7.000%		5	2,885

Total Israel – 0.4%			2,885
United States

Health Care – 1.1%
Allergan plc, Convertible Series A, 5.500%		9	7,648

Telecommunication Services – 1.0%
Frontier Communications Corp., Convertible Series A, 11.125%		154	7,567

Total United States – 2.1%			15,215

TOTAL PREFERRED STOCKS – 2.5%			$18,100
(Cost: $24,737)

CORPORATE DEBT SECURITIES	Principal
Barbados

Consumer Discretionary – 0.2%
Columbus International, Inc.
7.375%, 3–30–21 (A)		$1,000	1,071

Total Barbados – 0.2%			1,071
Brazil

Consumer Staples – 0.3%
AmBev International Finance Co. Ltd.
9.500%, 7–24–17 (B)(C)	BRL	7,500	2,355

Total Brazil – 0.3%			2,355
Canada

Information Technology – 0.9%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (A)		$6,250	6,359

Total Canada – 0.9%			6,359
Columbia

Utilities – 0.2%
Empresas Publicas de Medellin E.S.P.
8.375%, 2–1–21 (B)	COP	3,888,000	1,366

Total Columbia – 0.2%			1,366

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
France

Financials – 2.6%
BNP Paribas S.A.
7.625%, 12–29–49 (A)		$5,000	$5,312
Societe Generale Group
7.375%, 12–29–49 (A)		6,000	6,094
Societe Generale S.A.
8.250%, 11–29–49		7,000	7,323

			18,729

Total France – 2.6%			18,729
Ireland

Industrials – 0.1%
Russian Railways via RZD Capital Ltd.
8.300%, 4–2–19 (B)	RUB	50,000	877

Total Ireland – 0.1%			877
Italy

Financials – 1.1%
Intesa Sanpaolo S.p.A.:
5.710%, 1–15–26 (A)		$3,000	2,907
7.700%, 12–29–49 (A)		5,000	4,775

			7,682

Total Italy – 1.1%			7,682
Luxembourg

Consumer Discretionary – 1.7%
Altice Financing S.A.
7.500%, 5–15–26 (A)		2,612	2,775
Altice S.A.
7.625%, 2–15–25 (A)		9,188	9,711

			12,486

Energy – 0.9%
Globe Luxembourg SCA
9.625%, 5–1–18 (A)(C)		6,000	6,318

Information Technology – 0.8%
BC Luxco 1 S.A.
7.375%, 1–29–20 (A)		5,400	5,548

Total Luxembourg – 3.4%			24,352
Mauritius

Industrials – 0.4%
HTA Group Ltd.
9.125%, 3–8–22 (A)		3,000	2,971

Total Mauritius – 0.4%			2,971
Mexico

Financials – 0.3%
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9–27–23 (A)		2,150	2,171

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Telecommunication Services – 0.3%
America Movil S.A.B. de C.V.
6.450%, 12–5–22 (B)	MXN	47,000	$2,340

Total Mexico – 0.6%			4,511
Netherlands

Consumer Staples – 1.4%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
7.000%, 3–15–24 (A)		$10,000	9,925

Energy – 1.7%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
8.375%, 5–23–21		3,000	3,394
8.750%, 5–23–26		8,000	9,260

			12,654

Materials – 0.6%
Constellium N.V.
8.000%, 1–15–23 (A)		4,253	4,359

Telecommunication Services – 0.1%
VimpleCom Holdings B.V.
9.000%, 2–13–18 (A)(B)	RUB	50,000	886

Total Netherlands – 3.8%			27,824
Norway

Energy – 0.4%
Det norske oljeselskap ASA
10.250%, 5–27–22 (A)		$2,600	2,906

Total Norway – 0.4%			2,906
Singapore

Consumer Staples – 0.0%
Olam International Ltd.
6.000%, 8–10–18 (B)	SGD	250	186

Total Singapore – 0.0%			186
Spain

Financials – 1.3%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5–29–49		$8,800	9,223

Industrials – 0.7%
ACI Airport Sudamerica S.A.
6.875%, 11–29–32 (A)		4,969	4,919

Total Spain – 2.0%			14,142
United Kingdom

Energy – 0.6%
KCA Deutag UK Finance plc
9.875%, 4–1–22 (A)		4,167	4,271

2017	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS	IVY GLOBAL INCOME ALLOCATION FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
United Kingdom (Continued)

Financials – 2.8%
Barclays plc
8.250%, 12–29–49	$11,085	$11,648
Royal Bank of Scotland Group plc (The):
7.500%, 12–29–49	6,000	5,918
8.625%, 12–29–49	3,000	3,127

		20,693

Total United Kingdom – 3.4%		24,964
United States

Financials – 4.4%
Bank of America Corp.
8.000%, 7–29–49	6,000	6,180
JPMorgan Chase & Co.
7.900%, 4–29–49	3,000	3,109
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK)
10.625%, 5–1–19 (A)(E)	14,636	12,148
Wells Fargo & Co.
7.980%, 3–29–49	10,534	10,968

		32,405

Health Care – 0.7%
Kinetic Concepts, Inc. and KCI USA, Inc.
12.500%, 11–1–21 (A)	225	249
Tenet Healthcare Corp.
8.000%, 8–1–20	5,000	5,050

		5,299

Industrials – 1.3%
Constellis Holdings LLC and Constellis Finance Corp.
9.750%, 5–15–20 (A)	2,430	2,600
Prime Security Services Borrower LLC
9.250%, 5–15–23 (A)	6,111	6,699
TRAC Intermodal LLC and TRAC Intermodal Corp.
11.000%, 8–15–19	44	47

		9,346

Materials – 0.8%
BakerCorp International, Inc.
8.250%, 6–1–19	6,000	5,610

Telecommunication Services – 1.1%
Frontier Communications Corp.
11.000%, 9–15–25	8,000	7,755

Total United States – 8.3%		60,415

TOTAL CORPORATE DEBT SECURITIES – 27.7%		$200,710
(Cost: $197,528)

OTHER GOVERNMENT SECURITIES (F)	Principal		Value
Argentina – 1.7%
Aeropuertos Argentina 2000 S.A.
6.875%, 2–1–27 (A)		$1,300	$1,342
Province of Buenos Aires
7.875%, 6–15–27 (A)		5,000	5,064
Province of Mendoza
8.375%, 5–19–24 (A)		3,000	3,135
Republic of Argentina
6.875%, 1–26–27 (A)		3,000	3,036

			12,577

Canada – 0.7%
City of Toronto
3.500%, 12–6–21 (B)	CAD	2,000	1,616
Province of Ontario
4.400%, 6–2–19 (B)		2,000	1,610
Regional Municipality of York
4.000%, 6–30–21 (B)		2,000	1,644

			4,870

Malaysia – 0.1%
Malaysia Government Bond
3.314%, 10–31–17 (B)	MYR	3,000	678

TOTAL OTHER GOVERNMENT SECURITIES – 2.5%			$18,125
(Cost: $19,385)

LOANS (D)
United States

Consumer Discretionary – 0.2%
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps)
9.038%, 11–8–24		$1,924	1,930

Consumer Staples – 0.4%
GOBP Holdings, Inc. (ICE LIBOR plus 825 bps)
9.397%, 10–21–22		2,906	2,903

Energy – 0.1%
Empresas ICA S.A.
9.300%, 6–20–17 (G)(H)		2,825	989

Industrials – 0.9%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps)
9.000%, 3–27–22		3,333	2,928
Neff Rental LLC
0.000%, 6–9–21 (I)		3,364	3,361

			6,289

Information Technology – 1.1%
Misys plc and Magic Newco LLC
12.000%, 6–12–19 (H)		7,500	7,856

LOANS (D) (Continued)	Principal	Value
Materials – 0.1%
EP Minerals LLC (ICE LIBOR plus 750 bps)
8.555%, 8–20–21	$781	$757

Total United States – 2.8%		20,724

TOTAL LOANS – 2.8%		$20,724
(Cost: $22,931)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 1.9%
U.S. Treasury Bonds:
8.000%, 11–15–21	6,000	7,617
7.250%, 8–15–22	2,000	2,531
7.125%, 2–15–23	3,000	3,838

		13,986

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 1.9%		$13,986
(Cost: $14,037)

SHORT-TERM SECURITIES
Commercial Paper (J) – 2.4%
Ecolab, Inc.
1.090%, 4–3–17	10,908	10,907
Mondelez International, Inc.
1.100%, 4–7–17	7,000	6,999

		17,906

Master Note – 0.2%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps)
1.190%, 4–5–17 (K)	1,637	1,637

Municipal Obligations – 0.1%
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Spring Creek Apt I and II), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps)
0.840%, 4–7–17 (K)	400	400

TOTAL SHORT-TERM SECURITIES – 2.7%		$19,943
(Cost: $19,943)

TOTAL INVESTMENT SECURITIES – 100.7%		$730,823
(Cost: $723,567)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(5,220)

NET ASSETS – 100.0%		$725,603

88	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY GLOBAL INCOME ALLOCATION FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $117,551 or 16.2% of net assets.

(B)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CAD - Canadian Dollar, COP - Columbian Peso, MXN - Mexican Peso, MYR - Malaysian Ringgit, RUB - Russian Ruble and SGD - Singapore Dollar).

(C)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(F)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(G)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(H)	Securities whose value was determined using significant unobservable inputs.

(I)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(J)	Rate shown is the yield to maturity at March 31, 2017.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	14,900	U.S. Dollar	18,448	4-21-17	UBS AG	$—	$227
Euro	40,700	U.S. Dollar	43,831	4-21-17	UBS AG	379	—

						$379	$227

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$424,276	$—	$—
Investment Funds	14,959	—	—
Preferred Stocks	18,100	—	—
Corporate Debt Securities	—	200,710	—
Other Government Securities	—	18,125	—
Loans	—	11,879	8,845
United States Government Obligations	—	13,986	—
Short-Term Securities	—	19,943	—
Total	$457,335	$264,643	$8,845
Forward Foreign Currency Contracts	$—	$379	$—

Liabilities
Forward Foreign Currency Contracts	$—	$227	$—

2017	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS	IVY GLOBAL INCOME ALLOCATION FUND (in thousands)

MARCH 31, 2017

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Loans
Beginning Balance 4-1-16	$1,409
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	605
Purchases	—
Sales	—
Amortization/Accretion of premium/discount	(158)
Transfers into Level 3 during the period	7,692
Transfers out of Level 3 during the period	(703)

Ending Balance 3-31-17	$8,845

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-17	$605

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended March 31, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-17	Valuation Technique(s)	Unobservable Input(s)
Assets

Loans	$8,845	Third-party vendor pricing service	Broker quotes

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Benchmark Municipal Curve

FHLMC = Federal Home Loan Mortgage Corp.

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

Market Sector Diversification
(as a % of net assets)
Financials	28.9%
Industrials	13.1%
Consumer Discretionary	11.0%
Energy	10.2%
Information Technology	8.9%
Consumer Staples	8.0%
Health Care	4.1%
Telecommunication Services	3.3%

Market Sector Diversification (Continued)
Materials	2.9%
Other Government Securities	2.5%
United States Government and Government Agency Obligations	1.9%
Utilities	1.8%
Real Estate	1.4%
Other+	2.0%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

90	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY GOVERNMENT MONEY MARKET FUND

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, Fund manager of Ivy Government Money Market Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. She has managed the Fund for 16 years and has 30 years of industry experience.

The Fund’s fiscal year ended on March 31, 2017 with short-term rates higher than the prior fiscal year-end as a result of two 0.25% rate increases by the Federal Reserve Board (Fed) on December 14, 2016, and March 15, 2017. The Fed continued to drain liquidity from the economy, a process that began in December 2015, albeit at a gradual pace. The economy showed signs of improvement and there was anticipation that the Fed would continue to increase short-term rates during the remainder of 2017. During the fiscal year, the money markets continued to be affected by low rates, as well as regulatory changes, which took place in October. The Fund changed its name and converted to a “government money market fund” (as defined in Rule 2a-7 under the Investment Company Act of 1940) on October 14, 2016, which included a change in the Fund’s allowable investments.

Lower rates, conversion to a government money market fund

The fiscal year started with the federal funds rate at between 0.25% and 0.50%, which the Fed increased to a rate between 0.50% and 0.75% at their December 14, 2016 meeting. Subsequently, the Fed increased the federal funds rate to a rate between 0.75% and 1.00% at its March 15, 2017 meeting, where it remained at the Fund’s fiscal year end. The Fed has been using the reverse repo program (RRP) as an integral part of managing the federal funds rate. The RRP had been capped at $300 billion, but with the first rate increase the cap on this program was lifted to allow for better management of short-term rates. Although it is anticipated that the Fed will continue to increase the federal funds rate in 2017, it is also expected that the process will remain gradual. As a result, we continue to manage the Fund based on the interest rate environment, closely monitoring any potential rate changes and adjusting investments accordingly.

The transformation of the money market fund industry by the final amendments to Rule 2a-7, which were fully implemented on October 14, 2016, affected the Fund and money market rates. The Fund, along with a substantial portion of prime fund assets, converted to “government money market funds” throughout the fiscal year. Additionally, institutional tax-exempt money market funds, which were required to price and transact their shares at a floating net asset value, experienced asset decreases. To continue attracting investors to corporate and tax-exempt money market securities, interest rates increased on longer bank paper, as well as short-term floating rate tax-exempt securities. Prior to the Fund’s conversion to a “government money market fund,” we took advantage of this situation, when possible, to increase yield. With the shift in money market assets, government short-term assets had interest rates shift lower, while corporate and bank securities had an upward movement in interest rates.

The low rates of interest during the fiscal year somewhat restrained the performance of the Fund and rates on money market investments. Reforms to Rule 2a-7 regarding the percentage of the Fund’s total assets invested in “weekly liquid assets” (as defined in Rule 2a-7) affected returns, because very short maturities tend to carry the lowest interest rates. The shift from corporate and bank securities to short-term government securities further depressed the Fund’s yield because government securities generally are the lowest yielding securities due to their low risk.

Earlier in the Fund’s fiscal year we invested in floating rate notes based on the one- or three-month London Interbank Offered Rate (LIBOR). These notes carry an attractive rate of interest, while allowing us to maintain a modest average weighted maturity of the Fund. Over the fiscal year, LIBOR rates increased in anticipation of rate increases by the Fed. The one-month LIBOR rate began the fiscal year at 0.43735% and ended the fiscal year considerably higher at 0.98278%. The three-month LIBOR rate began the fiscal year at 0. 62910 % and moved upward, ending the fiscal year at 1.14956%.

Staying the course

During the past fiscal year, we have emphasized investments of the highest credit quality from many industries and sectors. Since October 14, 2016, we have invested a minimum of 99.5% of the Fund’s total assets in government securities, cash, and/or repurchase agreements that are collateralized fully, per U.S. Securities and Exchange Commission (SEC) regulations. We intend to continue using floating-rate securities in the coming fiscal year, in anticipation of future rate increases.

2017	ANNUAL REPORT	91

The SEC reformed money fund regulations in 2010 and further modified those regulations in July 2014 in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we seek to maintain daily and weekly liquidity levels according to those regulations in order to provide for the liquidity needs of our shareholders. We intend to manage the Fund in a prudent manner and in accordance with SEC regulations applicable to “government money market funds”.

You could lose money by investing in Ivy Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The opinions expressed in this report are those of the Fund manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Risk Factors: Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Fund shares are not guaranteed by the U.S. Government.

Prior to October 14, 2016, the Ivy Government Money Market Fund was known as the Ivy Money Market Fund. Effective October 14, 2016, the Fund changed its name and investment strategy to reflect that it is classified as a “government money market fund.” Performance prior to October 14, 2016 reflects the Fund’s former investment strategy as a prime money market fund, which permitted investments in certain types of securities that, as a government money market fund, the Fund no longer is permitted to hold.

92	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY GOVERNMENT MONEY MARKET FUND(a)

MARCH 31, 2017

Asset Allocation

Corporate Obligations	0.4%
Master Note	0.4%
United States Government and Government Agency Obligations	78.3%
Municipal Obligations	10.8%
Cash and Other Assets (Net of Liabilities)	10.5%

Lipper Rankings

Category: Lipper U.S. Government Money Market Funds	Rank	Percentile
1 Year	54/152	36
3 Year	37/136	28
5 Year	33/134	25
10 Year	21/112	19

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

(a)	Effective October 14, 2016, the name of Ivy Money Market Fund has changed to Ivy Government Money Market Fund.

2017	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT MONEY MARKET FUND (in thousands)

MARCH 31, 2017

CORPORATE OBLIGATIONS	Principal	Value
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (A)	$973	$973

Total Master Note – 0.4%		973

TOTAL CORPORATE OBLIGATIONS – 0.4%		$973
(Cost: $973)

MUNICIPAL OBLIGATIONS
California – 0.7%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by FNMA) (BVAL plus 10 bps),
0.850%, 4–7–17 (A)	200	200
San Diego, CA, Hsng Auth, Var Rate Demand Multi-Fam Hsng Rev Rfdg Bonds (Hillside Garden Apt), Ser 2004C (GTD by FNMA) (BVAL plus 13 bps),
0.830%, 4–7–17 (A)	1,400	1,400

		1,600

Florida – 0.9%
Volusia Cnty, FL, Hsng Fin Auth, Multi-Fam Hsng Rev Rfdg Bonds (Fisherman’s Landing Apt), Ser 2002 (GTD by FNMA) (BVAL plus 20 bps),
0.900%, 4–7–17 (A)	2,000	2,000

Minnesota – 1.1%
Minneapolis, MN, Hsng Dev, Rfdg Rev Bonds (One Ten Grant Proj), Ser 1989 (GTD by FNMA) (BVAL plus 8 bps),
0.900%, 4–7–17 (A)	2,435	2,435

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
New York – 7.7%
NY State Hsng Fin Agy, Related 42nd and 10th HsngRev Bonds, Ser 2008A (GTD by FHLMC) (BVAL plus 14 bps),
0.840%, 4–7–17 (A)	$12,000	$12,000
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Spring Creek Apt I and II), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps),
0.840%, 4–7–17 (A)	5,200	5,200

		17,200

Rhode Island – 0.4%
RI Hsng and Mtg Fin Corp., Multi-Fam Mtg Rev Bonds (The Groves at Johnson Proj), Ser 2006 (GTD by FHLMC) (BVAL plus 14 bps),
0.840%, 4–7–17 (A)	1,000	1,000

TOTAL MUNICIPAL OBLIGATIONS – 10.8%		$24,235
(Cost: $24,235)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Treasury Bills – 13.1%
U.S. Treasury Bills:
0.460%, 4–13–17	12,900	12,898
0.740%, 4–27–17	5,000	4,997
0.520%, 5–11–17	3,000	2,998
0.750%, 6–22–17	6,000	5,990
0.810%, 9–7–17	2,500	2,491

		29,374

Treasury Notes – 3.6%
U.S. Treasury Notes (3-Month USTMMR plus 17 bps),
0.950%, 4–3–17 (A)	2,000	2,000

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Treasury Notes (Continued)
U.S. Treasury Notes (3–Month USTMMR plus 17.4 bps),
0.960%, 4–3–17 (A)	$6,040	$6,039

		8,039

United States Government Agency Obligations – 61.6%
Federal Home Loan Bank:
0.450%, 4–3–17	826	826
0.540%, 4–20–17	6,400	6,398
0.640%, 5–23–17	2,300	2,298
0.690%, 7–26–17	3,000	3,000
0.750%, 8–23–17	2,000	2,000
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.870%, 4–5–17 (A)	692	692
0.820%, 4–7–17 (A)	11,907	11,907
0.870%, 4–7–17 (A)	52,639	52,639
0.880%, 4–7–17 (A)	16,790	16,790
0.900%, 4–7–17 (A)	41,332	41,332

		137,882

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 78.3%		$175,295
(Cost: $175,295)

TOTAL INVESTMENT SECURITIES – 89.5%		$200,503
(Cost: $200,503)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 10.5%		23,533

NET ASSETS – 100.0%		$224,036

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$973	$—
Municipal Obligations	—	24,235	—
United States Government and Government Agency Obligations	—	175,295	—
Total	$—	$200,503	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

USTMMR = U.S. Treasury Money Market Rate

See Accompanying Notes to Financial Statements.

94	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY HIGH INCOME FUND

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Gunther has managed the Fund since July 2014, and has 19 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy High Income Fund (Class A shares at net asset value)	18.34%
Ivy High Income Fund (Class A shares with sales charge)	11.56%

Benchmark(s) and/or Lipper Category
Bank of America Merrill Lynch High Yield Index	16.88%
(reflects the performance of securities generally representing the high-yield sector of the bond market)
Lipper High Yield Funds Universe Average	13.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value.

Investment environment

The non-investment grade credit markets staged an impressive rally over the past fiscal year with the spread on the Bank of America Merrill Lynch High Yield Index tightening from 705 bps on 3/31/16 to 392 bps on 3/31/17. Previous spread changes of this magnitude have only been seen in two out of the last 16 years. The yield on the Bank of America Merrill Lynch High Yield Index over the same time period has gone from 8.36% to 5.9% at fiscal year-end.

Macro concerns over slowing global growth, volatility in commodity prices and the UK vote to exit the European Union (Brexit) could not deter the appetite for yield. The 10-year Treasury rate dropped below 2% in January 2016 and stayed below that mark for the vast majority of the fiscal year. Post the U.S. presidential election, the 10-year Treasury rate started to rise, exceeding 2.60% in December 2016 before dropping again.

Oil prices hit bottom just prior to the beginning of the fiscal year and are roughly double what they were at that time, spurred on by OPEC’s announcement that they were decreasing production for the foreseeable future. This, along with the additional Fed rate increase on March 15, 2017, continues to support spreads and yields.

Notably, 2016 experienced the first annual year of inflows to the asset class since 2012. For comparison, the previous three calendar years (2013, 2014, and 2015) combined for a total of $45 billion in outflows. Mutual funds investing in bank loans also participated in positive inflows for the calendar year after outflows during the prior two years.

Investment performance

The Fund outperformed both its benchmark and its Lipper category for the fiscal year ending March 31, 2017, before the impact of fees.

Positive contributors to performance include overweight exposure to bank loans, overweight exposure in services and underweight exposures in Banking and Utilities. Individual credit selection in retail, media and consumer financial sectors also drove performance. While the Fund used total return swaps during the reporting period, they had minimal impact on Fund performance.

Detractors to performance were primarily attributable to an underweight in Energy and Telecom/Satellites (namely Intelsat). Credit selection in the Pharmaceutical and Specialty Retail loan category also had a negative impact. Additionally, the Fund’s cash allocation detracted in a rising market.

Outlook

The stock market is continuing to rally around the belief that President Trump will reduce regulation and taxes on businesses, although neither has been put in place at this time. Manufacturing activity has seen increases in productivity and the White House is requesting as much as a 60% increase in defense spending, which could translate to large infusions of cash and productivity into the sector.

We are also starting to see signs of inflation, and the Fed has stepped in with two rate increases in the last six months (Dec. 2016 and March 2017), with as many as two more anticipated in 2017, in an effort to normalize policy and draw down monetary support for the economy.

2017	ANNUAL REPORT	95

It is our view that finding value in the high-yield market has become increasingly more difficult, and considerable caution is warranted in making new investments. The global reach for yield has kept demand at all-time highs. Credit spreads were 392 basis points at fiscal year-end, after narrowing 313 basis points over the timeframe. As such, we believe our continued process of bottom-up, in-depth fundamental research and analysis will guide us to those investments where the risk/reward is in our favor. We also think with the potential of a continuation of rising interest rates accompanied by the possibility of a more active Fed, the ability to continue to invest in loans will be an attractive differentiator for the Fund. We believe our relative underweight to bonds may prove beneficial, as we believe bonds may have more downside risk over the next 12 months.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund.

96	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	1.6%
Consumer Staples	0.4%
Energy	0.4%
Financials	0.4%
Consumer Discretionary	0.2%
Telecommunication Services	0.2%
Warrants	0.1%
Bonds	91.7%
Corporate Debt Securities	70.5%
Loans	21.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.6%

Lipper Rankings

Category: Lipper High Yield Funds	Rank	Percentile
1 Year	28/673	5
3 Year	293/570	52
5 Year	74/448	17
10 Year	7/304	3

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	1.3%
BBB	1.3%
Non-Investment Grade	90.4%
BB	12.3%
B	41.1%
CCC	32.2%
Below CCC	0.7%
Non-rated	4.1%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	8.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	97

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	11.56%	13.46%	17.51%	11.32%	18.64%	18.83%	17.94%	18.33%
5-year period ended 3-31-17	5.27%	5.59%	5.79%	4.92%	6.80%	—	—	6.53%
10-year period ended 3-31-17	7.04%	6.94%	6.90%	—	—	—	—	7.72%
Since Inception of Class through 3-31-17(6)	—	—	—	6.69%	8.09%	3.72%	4.96%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

98	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares		Value
Consumer Discretionary

Cable & Satellite – 0.2%
Altice N.V., Class A (A)(B)	454		$10,275

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)(C)	—	*	553

Total Consumer Discretionary – 0.2%			10,828
Energy

Oil & Gas Equipment & Services – 0.1%
Larchmont Resources LLC (A)(B)(D)(Q)	15		5,790

Oil & Gas Exploration & Production – 0.3%
Midstates Petroleum Co., Inc. (A)	580		10,692
Sabine Oil & Gas Corp. (A)(D)	4		142

			10,834

Total Energy – 0.4%			16,624
Financials

Specialized Finance – 0.4%
Maritime Finance Co. Ltd. (A)(C)(D)(E)	1,750		18,021

Total Financials – 0.4%			18,021

TOTAL COMMON STOCKS – 1.0%			$45,473
(Cost: $54,634)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.4%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	37,029		16,830

Total Consumer Staples – 0.4%			16,830
Telecommunication Services

Integrated Telecommunication Services – 0.2%
Frontier Communications Corp., Convertible Series A, 11.125%	249		12,259

Total Telecommunication Services – 0.2%			12,259

TOTAL PREFERRED STOCKS – 0.6%			$29,089
(Cost: $37,918)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, expires 5-15-18 (C)(F)	13		—	*

Apparel Retail – 0.0%
St. John Knits International, Inc., expires 12-31-29 (F)	48		125

WARRANTS (Continued)	Shares	Value
Coal & Consumable Fuels – 0.1%
Foresight Energy L.P., expires 10-3-27 (F)	36	$2,436

Oil & Gas Exploration & Production – 0.0%
Sabine Oil & Gas Corp., expires 12-29-29 (D)(F)	15	83

TOTAL WARRANTS – 0.1%		$2,644
(Cost: $912)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Advertising – 0.8%
Acosta, Inc.,
7.750%, 10-1-22 (G)	$22,646	19,226
Lamar Media Corp.,
5.375%, 1-15-24	6,757	6,977
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2-15-24	8,212	8,582

		34,785

Apparel Retail – 1.1%
Hot Topic, Inc.,
9.250%, 6-15-21 (G)	37,046	35,935
HT Intermediate Holdings Corp. (12.000% Cash or 12.750% PIK),
12.000%, 5-15-19 (G)(H)	12,946	12,881

		48,816

Automotive Retail – 0.6%
Allison Transmission, Inc.,
5.000%, 10-1-24 (G)	4,034	4,074
Group 1 Automotive, Inc.,
5.000%, 6-1-22	3,436	3,462
Penske Automotive Group, Inc.,
5.500%, 5-15-26	2,983	2,923
Sonic Automotive, Inc.,
5.000%, 5-15-23	17,353	16,865

		27,324

Broadcasting – 2.1%
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11-15-22	43,832	45,190
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3-15-20	1,380	1,370
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3-15-20	28,217	28,464
Cumulus Media, Inc.,
7.750%, 5-1-19	33,969	11,719
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
10.625%, 3-15-23	9,924	7,691

		94,434

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Cable & Satellite – 8.6%
Altice Financing S.A.:
6.625%, 2-15-23 (G)		$12,126	$12,611
7.500%, 5-15-26 (G)		18,738	19,909
Altice S.A.:
7.250%, 5-15-22 (G)(I)	EUR	3,821	4,313
7.750%, 5-15-22 (G)		$68,474	72,668
6.250%, 2-15-25 (G)(I)	EUR	3,496	3,972
7.625%, 2-15-25 (G)		$14,356	15,172
Altice U.S. Finance I Corp.,
5.500%, 5-15-26 (G)		11,626	11,946
Block Communications, Inc.,
6.875%, 2-15-25 (G)		3,271	3,467
Cablevision Systems Corp.,
5.875%, 9-15-22		8,681	8,757
CCO Holdings LLC and CCO Holdings Capital Corp.,
5.500%, 5-1-26 (G)		600	621
Columbus International, Inc.,
7.375%, 3-30-21 (G)		5,116	5,481
DISH DBS Corp.:
6.750%, 6-1-21		12,085	13,044
5.875%, 7-15-22		10,630	11,168
5.000%, 3-15-23		5,265	5,289
5.875%, 11-15-24		3,054	3,207
7.750%, 7-1-26		8,887	10,331
Neptune Finco Corp.:
10.125%, 1-15-23 (G)		21,285	24,691
6.625%, 10-15-25 (G)		6,478	7,045
10.875%, 10-15-25 (G)		16,255	19,547
Numericable – SFR S.A.,
7.375%, 5-1-26 (G)		51,178	52,713
Sirius XM Radio, Inc.,
4.625%, 5-15-23 (G)		33,613	34,369
VTR Finance B.V.,
6.875%, 1-15-24 (G)		47,584	49,487

			389,808

Casinos & Gaming – 1.5%
Gateway Casinos & Entertainment Ltd.,
8.250%, 3-1-24 (G)		11,851	11,999
MCE Finance Ltd.,
5.000%, 2-15-21 (G)		6,299	6,375
Studio City Finance Ltd.,
8.500%, 12-1-20 (G)		7,513	7,861
Wynn Macau Ltd.,
5.250%, 10-15-21 (G)		39,272	40,057

			66,292

Department Stores – 0.3%
Bon-Ton Stores, Inc. (The),
8.000%, 6-15-21		37,256	14,902

Education Services – 3.2%
Laureate Education, Inc.:
10.000%, 9-1-19 (G)(J)		87,163	90,649
10.000%, 9-1-19		52,461	55,347

			145,996

2017	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Homefurnishing Retail – 0.7%
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6-15-19 (G)(K)	$21,390	$19,198
0.000%, 7-15-20 (G)(K)	17,230	14,527

		33,725

Hotels, Resorts & Cruise Lines – 0.2%
Carlson Travel, Inc.,
6.750%, 12-15-23 (G)	10,875	11,310

Leisure Facilities – 0.1%
AMC Entertainment Holdings, Inc.:
5.875%, 11-15-26 (G)	2,848	2,880
6.125%, 5-15-27 (G)	3,866	3,900

		6,780

Movies & Entertainment – 1.7%
AMC Entertainment, Inc.,
5.750%, 6-15-25	17,637	18,078
Cinemark USA, Inc.:
5.125%, 12-15-22	1,258	1,283
4.875%, 6-1-23	22,239	22,472
EMI Music Publishing Group North America Holdings,
7.625%, 6-15-24 (G)	7,135	7,777
WMG Acquisition Corp.,
6.750%, 4-15-22 (G)	25,538	26,847

		76,457

Publishing – 0.4%
MDC Partners, Inc.,
6.500%, 5-1-24 (G)	17,899	17,071

Specialized Consumer Services – 0.5%
Nielsen Co. (Luxembourg) S.a.r.l. (The):
5.500%, 10-1-21 (G)	3,151	3,273
5.000%, 2-1-25 (G)	5,614	5,593
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4-15-22 (G)	15,039	15,377

		24,243

Specialty Stores – 1.4%
Jo-Ann Stores Holdings, Inc. (9.750% Cash or 10.500% PIK),
9.750%, 10-15-19 (G)(H)	65,415	63,289

Total Consumer Discretionary – 23.2%		1,055,232
Consumer Staples

Food Distributors – 1.2%
Performance Food Group, Inc.,
5.500%, 6-1-24 (G)	11,774	12,039
Simmons Foods, Inc.,
7.875%, 10-1-21 (G)	34,974	36,723
U.S. Foods, Inc.,
5.875%, 6-15-24 (G)	7,769	8,060

		56,822

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 1.7%
AdvancePierre Foods Holdings, Inc.,
5.500%, 12-15-24 (G)	$1,697	$1,716
Bumble Bee Foods LLC (9.625% Cash or 9.625% PIK),
9.625%, 3-15-18 (G)(H)	11,036	10,705
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.),
7.750%, 10-28-20 (G)	2,300	2,409
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7-15-24 (G)	28,772	29,635
5.750%, 6-15-25 (G)	13,407	13,541
Post Holdings, Inc.:
7.750%, 3-15-24 (G)	4,871	5,371
5.500%, 3-1-25 (G)	4,205	4,195
5.000%, 8-15-26 (G)	5,849	5,600
5.750%, 3-1-27 (G)	4,205	4,195

		77,367

Personal Products – 0.2%
Revlon Consumer Products Corp.,
5.750%, 2-15-21	4,734	4,728
Revlon Escrow Corp.,
6.250%, 8-1-24	2,924	2,917

		7,645

Total Consumer Staples – 3.1%		141,834
Energy

Coal & Consumable Fuels – 0.5%
Foresight Energy LLC and Foresight Energy Finance Corp. (9.000% Cash or 9.000% PIK),
9.000%, 8-15-21 (G)(H)(J)	19,768	22,832

Integrated Oil & Gas – 0.1%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
6.125%, 1-17-22	1,125	1,180
7.375%, 1-17-27	2,817	2,978

		4,158

Oil & Gas Drilling – 1.3%
KCA Deutag UK Finance plc:
7.250%, 5-15-21 (G)	18,636	17,430
9.875%, 4-1-22 (G)	11,507	11,795
Noble Holding International Ltd.,
7.750%, 1-15-24	5,677	5,450
Offshore Drilling Holding S.A.,
8.375%, 9-20-20 (G)(J)	44,521	19,144
Offshore Group Investment Ltd.,
0.000%, 11-1-19 (C)	14,866	—	*
Rowan Cos., Inc. (GTD by Rowan plc),
7.375%, 6-15-25	3,398	3,423
Trinidad Drilling Ltd.,
6.625%, 2-15-25 (G)	280	280

		57,522

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services – 0.1%
SESI LLC,
7.125%, 12-15-21	$6,059	$6,135

Oil & Gas Exploration & Production – 1.9%
Bellatrix Exploration Ltd.,
8.500%, 5-15-20 (G)	13,598	12,884
California Resources Corp.,
8.000%, 12-15-22 (G)	7,271	5,926
Crownrock L.P.,
7.750%, 2-15-23 (G)	6,941	7,358
EnCana Corp.,
6.500%, 8-15-34	7,113	7,993
Endeavor Energy Resources L.P.:
7.000%, 8-15-21 (G)	24,868	25,987
8.125%, 9-15-23 (G)	6,146	6,530
Gulfport Energy Corp.,
6.625%, 5-1-23	2,064	2,087
Laredo Petroleum, Inc.,
7.375%, 5-1-22	17,510	18,167

		86,932

Oil & Gas Refining & Marketing – 1.1%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.125%, 10-1-24 (G)	2,881	2,996
PDC Energy, Inc.,
6.125%, 9-15-24 (G)	2,310	2,368
Seven Generations Energy Ltd.:
8.250%, 5-15-20 (G)	15,124	15,804
6.750%, 5-1-23 (G)	27,127	28,348

		49,516

Oil & Gas Storage & Transportation – 0.2%
Access Midstream Partners L.P.,
4.875%, 5-15-23	7,412	7,635

Total Energy – 5.2%		234,730
Financials

Consumer Finance – 1.4%
Creditcorp,
12.000%, 7-15-18 (G)	40,520	35,252
CURO Financial Technologies Corp.,
12.000%, 3-1-22 (G)	5,881	6,058
Quicken Loans, Inc.,
5.750%, 5-1-25 (G)	23,889	23,471

		64,781

Diversified Capital Markets – 1.3%
Patriot Merger Corp.,
9.000%, 7-15-21 (G)	54,363	57,453

Investment Banking & Brokerage – 0.2%
E*TRADE Financial Corp.,
5.875%, 12-29-49	4,068	4,181
GFI Group, Inc.,
8.375%, 7-19-18 (J)	2,939	3,123

		7,304

100	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 2.7%
AAF Holdings LLC and AAF Finance Co. (12.000% Cash or 12.750% PIK),
12.000%, 7-1-19 (G)(H)	$10,371	$10,786
Balboa Merger Sub, Inc.,
11.375%, 12-1-21 (G)	22,692	25,132
Greektown Holdings LLC and Greektown Mothership Corp.,
8.875%, 3-15-19 (G)	5,225	5,469
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5-1-19 (G)(H)	95,822	79,532

		120,919

Specialized Finance – 1.9%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6-15-21 (G)	4,154	4,367
5.450%, 6-15-23 (G)	2,979	3,214
7.125%, 6-15-24 (G)	4,154	4,592
6.020%, 6-15-26 (G)	5,960	6,510
Flexi-Van Leasing, Inc.,
7.875%, 8-15-18 (G)	16,791	15,196
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9-15-18 (G)	59,605	54,836

		88,715

Thrifts & Mortgage Finance – 0.7%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.750%, 6-15-21 (G)	32,010	32,650

Total Financials – 8.2%		371,822
Health Care

Health Care Facilities – 1.6%
DaVita HealthCare Partners, Inc.,
5.125%, 7-15-24	2,970	3,000
Greatbatch Ltd.,
9.125%, 11-1-23 (G)	20,906	22,056
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.250%, 6-15-26	2,404	2,518
MPH Acquisition Holdings LLC,
7.125%, 6-1-24 (G)	8,898	9,566
Surgery Center Holdings, Inc.,
8.875%, 4-15-21 (G)	30,120	31,852
Tenet Healthcare Corp.,
7.500%, 1-1-22 (G)	1,985	2,144

		71,136

Health Care Supplies – 0.7%
Kinetic Concepts, Inc. and KCI USA, Inc.,
12.500%, 11-1-21 (G)	2,794	3,094
Universal Hospital Services, Inc.,
7.625%, 8-15-20	31,116	30,961

		34,055

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 0.8%
Concordia Healthcare Corp.:
9.500%, 10-21-22 (G)	$59,541	$13,099
7.000%, 4-15-23 (G)	7,125	1,389
IMS Health, Inc.,
5.000%, 10-15-26 (G)	6,780	6,806
VPII Escrow Corp.,
7.500%, 7-15-21 (G)	6,802	5,960
VRX Escrow Corp.,
5.375%, 3-15-20 (G)	8,875	7,943

		35,197

Total Health Care – 3.1%		140,388
Industrials

Aerospace & Defense – 1.7%
KLX, Inc.,
5.875%, 12-1-22 (G)	21,081	21,740
Park Aerospace Holdings Ltd.:
5.250%, 8-15-22 (G)	8,425	8,762
5.500%, 2-15-24 (G)	11,233	11,682
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.500%, 7-15-24	23,778	24,075
6.375%, 6-15-26	10,559	10,565

		76,824

Air Freight & Logistics – 0.3%
XPO Logistics, Inc.:
6.500%, 6-15-22 (G)	7,550	7,927
6.125%, 9-1-23 (G)	4,075	4,238

		12,165

Building Products – 1.1%
Alcoa Nederland Holding B.V.:
6.750%, 9-30-24 (G)	2,557	2,742
7.000%, 9-30-26 (G)	2,557	2,781
Ply Gem Industries, Inc.,
6.500%, 2-1-22	28,758	29,967
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4-15-22	2,416	2,667
6.125%, 7-15-23	5,046	5,147
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6-15-24	5,940	6,088

		49,392

Diversified Support Services – 0.2%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (G)	3,896	3,351
Ritchie Bros. Auctioneers, Inc.,
5.375%, 1-15-25 (G)	5,675	5,803
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9-15-26	1,490	1,553

		10,707

Environmental & Facilities Services – 0.7%
GFL Environmental, Inc.:
7.875%, 4-1-20 (G)	25,429	26,383

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services (Continued)
9.875%, 2-1-21 (G)	$5,386	$5,830

		32,213

Railroads – 0.7%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC,
6.750%, 5-1-19 (G)	28,925	29,793

Security & Alarm Services – 1.3%
Constellis Holdings LLC and Constellis Finance Corp.,
9.750%, 5-15-20 (G)	12,172	13,024
Prime Security Services Borrower LLC,
9.250%, 5-15-23 (G)	42,686	46,795

		59,819

Trading Companies & Distributors – 0.2%
HD Supply, Inc.,
5.750%, 4-15-24 (G)	10,544	11,090

Total Industrials — 6.2%		282,003
Information Technology

Application Software – 1.5%
Kronos Acquisition Holdings, Inc.,
9.000%, 8-15-23 (G)	67,494	68,675

Communications Equipment – 0.7%
West Corp.,
5.375%, 7-15-22 (G)	30,869	30,329

Data Processing & Outsourced Services – 2.1%
Alliance Data Systems Corp.:
5.875%, 11-1-21 (G)	7,708	7,978
5.375%, 8-1-22 (G)	29,711	29,934
Italics Merger Sub, Inc.,
7.125%, 7-15-23 (G)	60,758	59,087

		96,999

Electronic Manufacturing Services – 0.3%
KEMET Corp.,
10.500%, 5-1-18	14,981	15,048

IT Consulting & Other Services – 1.2%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5-1-25 (G)	3,814	3,862
CDW LLC and CDW Finance Corp. (GTD by CDW Corp.),
5.000%, 9-1-25	2,228	2,264
NCR Escrow Corp.:
5.875%, 12-15-21	22,601	23,561
6.375%, 12-15-23	22,549	23,733

		53,420

Semiconductors – 1.0%
Micron Technology, Inc.:
5.875%, 2-15-22	26,575	27,771

2017	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
7.500%, 9-15-23 (G)	$12,294	$13,723
5.500%, 2-1-25	3,943	4,091

		45,585

Technology Hardware, Storage & Peripherals – 0.5%
Western Digital Corp.:
7.375%, 4-1-23(G)	3,009	3,299
10.500%, 4-1-24	16,726	19,695

		22,994

Total Information Technology — 7.3%		333,050
Materials

Aluminum – 2.0%
Constellium N.V.:
8.000%, 1-15-23 (G)	34,437	35,298
5.750%, 5-15-24 (G)	16,523	15,284
6.625%, 3-1-25 (G)	22,308	21,527
Kaiser Aluminum Corp.,
5.875%, 5-15-24	2,392	2,493
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8-15-24 (G)	8,724	9,095
5.875%, 9-30-26 (G)	5,784	5,899

		89,596

Construction Materials – 0.6%
Eagle Materials, Inc.,
4.500%, 8-1-26	2,337	2,325
Hillman Group, Inc. (The),
6.375%, 7-15-22 (G)	28,106	26,811

		29,136

Diversified Chemicals – 0.4%
PSPC Escrow Corp.,
6.500%, 2-1-22 (G)	11,779	12,221
PSPC Escrow II Corp.,
10.375%, 5-1-21 (G)	5,919	6,585

		18,806

Diversified Metals & Mining – 1.0%
Artsonig Pty Ltd. (11.500% Cash or 12.000% PIK),
11.500%, 4-1-19 (G)(H)	49,386	1,481
Crystal Merger Sub, Inc.,
7.625%, 10-15-21 (G)	8,259	8,321
FMG Resources Pty Ltd.,
6.875%, 4-1-22 (G)	28,227	29,201
Lundin Mining Corp.:
7.500%, 11-1-20 (G)	1,178	1,246
7.875%, 11-1-22 (G)	3,980	4,353

		44,602

Fertilizers & Agricultural Chemicals – 1.2%
Pinnacle Operating Corp.,
9.000%, 5-15-23 (G)	53,335	53,068

Metal & Glass Containers – 1.8%
ARD Finance S.A.,
7.125%, 9-15-23 (G)	3,217	3,313

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers (Continued)
BakerCorp International, Inc.,
8.250%, 6-1-19	$67,965	$63,547
HudBay Minerals, Inc.:
7.250%, 1-15-23 (G)	2,262	2,398
7.625%, 1-15-25 (G)	3,395	3,684
Signode Industrial Group,
6.375%, 5-1-22 (G)	11,052	11,335

		84,277

Paper Packaging – 0.5%
Coveris Holdings S.A.,
7.875%, 11-1-19 (G)	8,310	8,185
Flex Acquisition Co., Inc.,
6.875%, 1-15-25 (G)	3,940	4,021
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7-15-23 (G)	8,571	8,807

		21,013

Specialty Chemicals – 0.1%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4-15-25 (G)	5,507	5,576

Steel – 0.1%
U.S. Steel Corp.,
8.375%, 7-1-21 (G)	4,186	4,647

Total Materials — 7.7%		350,721
Real Estate

Health Care REITs – 0.1%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.250%, 8-1-26	2,928	2,884

Industrial REITs – 0.3%
Aircastle Ltd.:
5.500%, 2-15-22	4,223	4,529
5.000%, 4-1-23	9,358	9,850

		14,379

Real Estate Development – 0.4%
Hub Holdings LLC and Hub Holdings Finance, Inc. (8.125% Cash or 8.875% PIK),
8.125%, 7-15-19 (G)(H)	17,764	17,764

Total Real Estate — 0.8%		35,027
Telecommunication Services

Alternative Carriers – 0.3%
Consolidated Communications Finance II Co.,
6.500%, 10-1-22	9,598	9,214

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Alternative Carriers (Continued)
Zayo Group LLC and Zayo Capital, Inc.,
5.750%, 1-15-27 (G)	$4,500	$4,747

		13,961

Integrated Telecommunication Services – 3.8%
Frontier Communications Corp.:
8.875%, 9-15-20	22,650	23,896
6.250%, 9-15-21	15,908	14,794
10.500%, 9-15-22	15,179	15,369
7.125%, 1-15-23	2,412	2,116
6.875%, 1-15-25	8,428	6,974
11.000%, 9-15-25	23,102	22,394
GCI, Inc.,
6.875%, 4-15-25	22,144	23,196
Sprint Corp.:
7.250%, 9-15-21	43,872	47,368
7.875%, 9-15-23	16,141	17,876

		173,983

Wireless Telecommunication Service – 1.6%
Sable International Finance Ltd.,
6.875%, 8-1-22 (G)	26,720	28,256
Sprint Nextel Corp.:
9.000%, 11-15-18 (G)	3,686	4,013
7.000%, 8-15-20	3,022	3,245
11.500%, 11-15-21	2,342	2,939
T-Mobile USA, Inc.:
6.731%, 4-28-22	5,891	6,105
6.000%, 4-15-24	10,845	11,564
6.500%, 1-15-26	13,663	14,961

		71,083

Total Telecommunication Services – 5.7%		259,027

TOTAL CORPORATE DEBT SECURITIES – 70.5%		$3,203,834
(Cost: $3,291,681)

LOANS (L)
Consumer Discretionary

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
7.500%, 7-25-22	18,474	17,864

Apparel Retail – 1.8%
Talbots, Inc. (The) (ICE LIBOR plus 450 bps),
5.500%, 3-19-20	21,410	19,098
Talbots, Inc. (The) (ICE LIBOR plus 850 bps),
9.500%, 3-19-21	51,047	43,390
True Religion Apparel, Inc. (ICE LIBOR plus 487.5 bps),
6.022%, 7-30-19	78,154	16,510

		78,998

102	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

LOANS (L) (Continued)	Principal	Value
Casinos & Gaming – 0.1%
Gateway Casinos & Entertainment Ltd. (ICE LIBOR plus 375 bps),
4.800%, 2-22-23	$3,920	$3,959

Department Stores – 0.8%
Belk, Inc.,
0.000%, 12-10-22(M)	4,102	3,455
Belk, Inc. (ICE LIBOR plus 475 bps),
5.760%, 12-10-22	39,239	33,044

		36,499

General Merchandise Stores – 2.1%
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps),
4.750%, 1-26-24	36,550	35,675
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 750 bps),
8.500%, 1-26-25	28,637	27,893
Orchard Acquisition Co. LLC (ICE LIBOR plus 600 bps),
7.125%, 2-8-19	63,765	32,839

		96,407

Home Furnishings – 0.6%
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps),
9.038%, 11-8-24	28,410	28,505

Hotels, Resorts & Cruise Lines – 0.0%
Travel Leaders Group LLC (ICE LIBOR plus 525 bps),
6.232%, 1-19-24	1,685	1,705

Housewares & Specialties – 0.2%
KIK Custom Products, Inc. (ICE LIBOR plus 450 bps),
5.653%, 8-26-22	9,536	9,667

Restaurants – 0.4%
NPC International, Inc.:
0.000%, 3-30-24 (M)	3,828	3,858
0.000%, 3-30-25 (C)(M)	12,031	12,121

		15,979

Specialty Stores – 0.3%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
6.256%, 10-21-23	15,528	15,208

Total Consumer Discretionary – 6.7%		304,791
Consumer Staples

Food Distributors – 0.3%
Chefs’ Warehouse, Inc. (The) (ICE LIBOR plus 575 bps),
6.750%, 6-22-22	11,991	12,096

Hypermarkets & Super Centers – 0.3%
GOBP Holdings, Inc. (ICE LIBOR plus 825 bps),
9.397%, 10-21-22	15,658	15,645

LOANS (L) (Continued)	Principal	Value
Packaged Foods & Meats – 0.4%
Shearer’s Foods LLC (ICE LIBOR plus 675 bps),
7.897%, 6-30-22 (C)	$18,980	$18,411

Total Consumer Staples – 1.0%		46,152
Energy

Coal & Consumable Fuels – 1.2%
Foresight Energy LLC,
0.000%, 3-16-22 (M)	35,799	34,814
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
7.647%, 12-16-20 (C)	20,055	18,501

		53,315

Oil & Gas Drilling – 0.5%
KCA Deutag Alpha Ltd. (ICE LIBOR plus 525 bps),
6.307%, 5-16-20	26,385	25,099

Oil & Gas Equipment & Services – 0.3%
Larchmont Resources LLC (1-Month LIBOR plus 900 bps),
10.000%, 8-7-20 (Q)	12,007	11,976

Oil & Gas Exploration & Production – 0.4%
Chesapeake Energy Corp. (ICE LIBOR plus 750 bps),
8.553%, 8-23-21	17,434	18,545

Oil & Gas Storage & Transportation – 1.3%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
11.750%, 2-16-21	26,759	24,451
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
6.750%, 8-12-20	35,539	34,369

		58,820

Total Energy – 3.7%		167,755
Financials

Insurance Brokers – 0.1%
NFP Corp. (ICE LIBOR plus 350 bps),
4.647%, 1-8-24	5,670	5,726

Total Financials – 0.1%		5,726
Industrials

Building Products – 0.5%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps),
9.000%, 3-27-22	23,667	20,788

Construction & Engineering – 0.2%
Tensar International Corp. (ICE LIBOR plus 850 bps),
9.647%, 7-10-22	15,197	11,499

LOANS (L) (Continued)	Principal	Value
Industrial Conglomerates – 0.9%
Crosby Worldwide Ltd. (ICE LIBOR plus 300 bps),
4.052%, 11-22-20	$5,616	$5,172
Crosby Worldwide Ltd. (ICE LIBOR plus 600 bps),
7.052%, 11-22-21	10,976	8,829
PAE Holding Corp. (ICE LIBOR plus 550 bps),
6.500%, 10-20-22	22,625	22,794
PAE Holding Corp. (ICE LIBOR plus 950 bps),
10.500%, 10-20-23	2,864	2,878

		39,673

Industrial Machinery – 1.3%
Dynacast International LLC (ICE LIBOR plus 850 bps),
9.500%, 1-30-23 (C)	61,040	60,887

Total Industrials – 2.9%		132,847
Information Technology

Application Software – 3.7%
Applied Systems, Inc. (ICE LIBOR plus 650 bps),
7.647%, 1-23-22	19,491	19,608
Misys plc and Magic Newco LLC,
12.000%, 6-12-19 (C)	122,727	128,556
TIBCO Software, Inc. (ICE LIBOR plus 450 bps),
5.500%, 12-4-20	19,360	19,550

		167,714

Data Processing & Outsourced Services – 0.1%
Colorado Buyer, Inc.,
0.000%, 3-15-25 (M)	4,407	4,423

Internet Software & Services – 1.5%
Ancestry.com LLC (ICE LIBOR plus 825 bps),
9.270%, 10-19-24	8,582	8,786
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 450 bps),
5.500%, 5-12-21 (C)	20,747	20,955
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 775 bps),
8.750%, 11-12-21	38,654	38,171

		67,912

IT Consulting & Other Services – 0.2%
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps),
5.397%, 7-13-20	10,203	9,489

Systems Software – 0.1%
Optiv, Inc. (ICE LIBOR plus 725 bps),
8.250%, 2-1-25	2,249	2,283

Total Information Technology – 5.6%		251,821

2017	ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

LOANS (L) (Continued)	Principal	Value
Materials

Diversified Metals & Mining – 0.3%
EP Minerals LLC (ICE LIBOR plus 750 bps),
8.555%, 8-20-21	$12,375	$11,988

Paper Packaging – 0.9%
FPC Holdings, Inc. (ICE LIBOR plus 800 bps),
9.250%, 5-27-20	32,147	28,263
Ranpak (Rack Merger) (ICE LIBOR plus 725 bps),
8.250%, 10-1-22	15,237	14,704

		42,967

Total Materials – 1.2%		54,955

TOTAL LOANS – 21.2%		$964,047
(Cost: $1,072,591)

SHORT-TERM SECURITIES
Commercial Paper (N) – 5.4%
Bemis Co., Inc.:
1.121%, 4-7-17	5,000	4,999
1.130%, 4-10-17	8,000	7,998
BorgWarner, Inc.:
1.140%, 4-4-17	5,000	4,999
1.100%, 4-13-17	12,000	11,995
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.):
1.050%, 4-4-17	5,000	5,000
0.840%, 5-1-17	5,000	4,996

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (N) (Continued)
CVS Health Corp.:
1.130%, 4-10-17	$5,000	$4,998
1.140%, 4-11-17	15,000	14,995
1.170%, 4-17-17	15,000	14,992
Ecolab, Inc.:
1.151%, 4-4-17	16,000	15,998
1.170%, 4-17-17	10,000	9,995
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
1.180%, 4-21-17	7,000	6,995
Kroger Co. (The),
1.150%, 4-3-17	11,000	10,999
Mattel, Inc.,
1.100%, 4-5-17	10,000	9,998
McCormick & Co., Inc.,
1.050%, 4-6-17	5,000	4,999
Medtronic Global Holdings SCA,
0.981%, 4-3-17	5,000	5,000
Mondelez International, Inc.:
1.100%, 4-7-17	15,000	14,997
1.250%, 5-5-17	5,000	4,994
NBCUniversal Enterprise, Inc.:
1.150%, 4-13-17	10,000	9,996
1.170%, 4-17-17	5,000	4,997
1.220%, 4-27-17	20,000	19,982
Northern Illinois Gas Co.,
1.140%, 4-11-17	5,000	4,998

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (N) (Continued)
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
0.940%, 4-28-17	$6,302	$6,297
Sysco Corp.,
1.090%, 4-3-17	27,486	27,484
United Technologies Corp.:
1.220%, 4-27-17	10,000	9,991
1.230%, 4-28-17	5,000	4,995

		247,687

Master Note – 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (O)	25,468	25,468

TOTAL SHORT-TERM SECURITIES – 6.0%		$273,155
(Cost: $273,162)

TOTAL INVESTMENT SECURITIES – 99.4%		$4,518,242
(Cost: $4,730,898)

CASH AND OTHER ASSETS, NET OF LIABILITIES (P) – 0.6%		27,934

NET ASSETS – 100.0%		$4,546,176

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At March 31, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Larchmont Resources LLC	12–8–16	15	$4,978	$5,790
Maritime Finance Co. Ltd.	9–19–13	1,750	30,172	18,021
Pinnacle Agriculture Enterprises LLC	3–21–17	37,029	16,830	16,830
Sabine Oil & Gas Corp.	12–7–16	4	184	142
Sabine Oil & Gas Corp., expires 12-29-29	12–7–16	15	114	83

			$52,278	$40,866

The total value of these securities represented 0.9% of net assets at March 31, 2017.

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(F)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $2,296,373 or 50.5% of net assets.

104	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

(H)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR—Euro).

(J)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2017.

(K)	Zero coupon bond.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Rate shown is the yield to maturity at March 31, 2017.

(O)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(P)	Cash of $4,390 is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(Q)	Affiliate security.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	23,421	U.S. Dollar	17,565	4–21–17	Morgan Stanley International	$—	$51
Euro	16,936	U.S. Dollar	18,235	4–21–17	Morgan Stanley International	153	—

						$153	$51

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$10,275	$—	$553
Energy	10,692	5,932	—
Financials	—	—	18,021
Total Common Stocks	$20,967	$5,932	$18,574
Preferred Stocks	12,259	—	16,830
Warrants	—	2,644	—	*
Corporate Debt Securities	—	3,203,834	—	*
Loans	—	704,616	259,431
Short-Term Securities	—	273,155	—
Total	$33,226	$4,190,181	$294,835
Forward Foreign Currency Contracts	$—	$153	$—

Liabilities
Forward Foreign Currency Contracts	$—	$51	$—

2017	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2017

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks		Warrants	Corporate Debt		Loans
Beginning Balance 4-1-16	$17,586	$—		$—	$—	*	$327,012
Net realized gain (loss)	305	—		—	—		(35,577)
Net change in unrealized appreciation (depreciation)	988	—	*	(20)	—		54,026
Purchases	—	16,830		—	—		24,020
Sales	(305)	—		—	—		(140,088)
Amortization/Accretion of premium/discount	—	—		—	—		1,149
Transfers into Level 3 during the period	—	—		20	—		172,013
Transfers out of Level 3 during the period	—	—		—	—		(143,124)

Ending Balance 3-31-17	$18,574	$16,830		$— *	$—	*	$259,431

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-17	$(12,297)	$—	*	$(20)	$—		$14,530

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended March 31, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3–31–17		Valuation Technique(s)	Unobservable Input(s)
Assets
Common Stocks	$553		Broker	Broker quotes

Common Stocks	18,021		Third-party vendor pricing service	Broker quotes
Preferred Stocks	16,830		Third-party vendor pricing service	Broker quotes
Warrants	—	*	Third-party vendor pricing service	Broker quotes
Corporate Debt	—	*	Third-party vendor pricing service	Broker quotes
Loans	259,431		Third-party vendor pricing service	Broker quotes

The following acronyms are used throughout this schedule:

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

PIK = Payment in Kind

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

106	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

John C. Maxwell

Catherine Murray

Below, John Maxwell, CFA, and Catherine Murray, portfolio managers of Ivy International Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Maxwell has managed the Fund since February 2006 and has 25 years of industry experience. Ms. Murray was named portfolio manager in January 2017 and was previously an assistant portfolio manager on the Fund since 2014. She has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy International Core Equity Fund (Class A shares at net asset value)	14.31%
Ivy International Core Equity Fund (Class A shares including sales load)	7.77%

Benchmark(s) and/or Lipper Category
MSCI EAFE Index	11.67%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper International Large-Cap Core Funds Universe Average	11.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

International markets posted strong positive returns

For the fiscal year ended March 31, 2017, value cyclicals outperformed stable growers and the Fund posted a solid, double-digit return of 14.31% compared to the benchmark index of 11.67%. Markets were relatively volatile and behaved very differently than in recent years. Cyclical sectors, other than consumer discretionary, performed better than the benchmark, while defensive sectors underperformed. Since the turn of the calendar year, growth stocks have been leading the market, while value cyclicals have taken a breather. We believe the recent market change is a pause for breath as perceived macro risks such as North Korea, the French elections and unknowns regarding the Trump administration are creating some anxiety.

Geographically, solid returns were broad based, including most emerging-market economies. As we went through the fiscal year, economic data was supportive of the market: first, economic growth met or beat expectations globally and locally; second, inflation primarily driven by commodities increased, helping nominal growth; and third, earnings revisions substantially improved and progressed at the best pace in more than five years.

Around the world

It was a year where perceived negative events led to better market performance — Britain’s vote to leave the European Union (Brexit), the U.S. presidential election outcome and the Italian referendum, to name a few. Brexit aided markets (at least in the short term) as the weaker currency helped the U.K. economy and central banks and governments added stimulus to thwart the perceived threat of exit. As a result, European economic data improved in the second half of the fiscal year. The surprise outcome of the U.S. presidential election benefited markets, as many believe President Trump will lower taxes, increase infrastructure spending, decrease regulation, renegotiate trade deals and bring manufacturing home. We believe the result of the Italian constitutional referendum poses long-term risks, but over the short term a government led bailout of troubled Italian banks likely will aid the Italian economy.

Chinese economic data improved through the year and the yuan weakened. The Chinese government was generally accurate with pegging the yuan to the basket. Fortunately, this time around the weaker yuan did not hurt global markets. Since the turn of the calendar year, Chinese equity markets performed better and the yuan strengthened. It seems perceived threats from the Trump administration are overblown and the Chinese recovery appears to have legs.

In the fourth quarter, the European Central Bank (ECB) reduced monthly bond purchases but extended the time period for purchases, which we view as a minor taper. We believe the ECB remains at the extremes of easy, but will likely directionally tighten from here. In September, the Bank of Japan (BoJ) increased the stakes by targeting its 10-year Treasury yield at approximately zero. As inflation and 10-year yields rose outside Japan, this had the desired impact of weakening the yen. In March 2017, the U.S. Federal Reserve (Fed) surprised markets by hiking the federal funds rate 25 basis points — 10-year rates fell in the wake of this hike. We believe the direction of rates and currencies is much less straightforward in today’s globally synchronized economic expansion.

2017	ANNUAL REPORT	107

Actions in the Fund during the year

The Fund was balanced relative to the benchmark index between defensive and cyclical sectors. From a sector standpoint, top contributors to performance were telecommunications, consumer staples and industrials. Stock selection in Japan was particularly strong, and currency hedges (forward currency contracts) as well as the weighting to emerging markets provided nice support to Fund performance. Over the course of the fiscal year, we increased the Fund’s weighting to energy and industrials — moves that worked well — while reducing our exposure to healthcare. Despite reducing exposure to healthcare, poor stock selection and the Fund’s overweight allocation to the sector proved problematic as pricing pressure and political rhetoric stemming from the U.S. presidential election resulted in poor performance.

The Fund’s weighting to emerging markets remained relatively stable through the year as well as the Fund’s large weighting in internet-related names — part of our infrastructure theme. Post U.S. election, we increased the Fund’s weighting to infrastructure names, while reducing exposure to companies that export to the U.S. With the sell-off in defensives, we believe relative value for the highest quality constituents became attractive in the fourth quarter of 2016, so we bought quality stable defensives, improving the quality of our staples exposure.

What we seek

As we move forward, we are looking for good companies we believe are underpriced relative to their prospects in both the growth and value parts of the market. We expect to keep the Fund balanced between defensives and cyclicals. Within defensives, we are adding to integrated oils and telecommunications, which have performed poorly in recent months. With higher inflation, we are seeking exposure to beneficiaries of this environment – financials levered to higher rates and companies with pricing power. In value cyclicals, we are increasing exposure to companies we believe will benefit from greater spending on infrastructure, and perceived attractively valued consumer discretionary names that should do better in an extended market cycle.

Through the past fiscal year, our key investment themes did not change. We continue to seek exposure to:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure — including the internet

•	Strong and believable dividend yields

•	Stocks that we think will benefit from increased mergers and acquisition activity

Outlook

We believe real economic growth will remain muted for the longer term. That said, we believe inflation will drive greater nominal growth this year and President Trump’s perceived aggressive stance on fiscal spending (infrastructure spending and tax cuts) will push out the risk of a global recession. We believe global monetary policy remains at the extremes of easy and we do not see that changing materially unless inflation accelerates at a higher pace than expected. We think further central bank easing is unlikely, while tapering and tightening is likely to occur through the year. The Fed has already started down the path of tightening from low levels.

We think relative valuation remains supportive for international equities, while absolute valuations are less attractive. Equities, outside emerging markets, are trading at valuation levels above their historic averages (over the last 25 years), while bonds are trading at a dramatic historic premium to long-term averages. Emerging-market equities are trading at reasonable valuation levels.

Long term, we believe emerging-market countries will try to improve their populations’ standards of living. To accomplish this feat, the countries will require solid real economic growth, which currently is not being achieved. There are increasing signs of stress in these developing countries, though in many cases their growth remains ahead of their developed market counterparts. In the end, we believe maintaining some exposure to developing markets makes sense.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more

108	ANNUAL REPORT	2017

developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy International Core Equity Fund.

2017	ANNUAL REPORT	109

PORTFOLIO HIGHLIGHTS	IVY INTERNATIONAL CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	96.9%
Financials	19.0%
Industrials	17.3%
Consumer Discretionary	13.5%
Consumer Staples	11.3%
Health Care	10.5%
Energy	10.1%
Information Technology	5.5%
Materials	5.1%
Telecommunication Services	4.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Lipper Rankings

Category: Lipper International Large-Cap Core Funds	Rank	Percentile
1 Year	24/135	18
3 Year	4/107	4
5 Year	6/99	6
10 Year	3/78	4

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	61.0%
United Kingdom	17.2%
France	14.7%
Germany	9.8%
Switzerland	7.8%
Spain	3.9%
Ireland	3.5%
Other Europe	4.1%
Pacific Basin	27.8%
Japan	14.8%
China	5.0%
Other Pacific Basin	8.0%
North America	4.0%
Canada	3.5%
Other North America	0.5%
Other	2.9%
South America	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Total S.A.	France	Energy	Integrated Oil & Gas
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Isuzu Motors Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Bridgestone Corp.	Japan	Consumer Discretionary	Tires & Rubber
Bayer AG	Germany	Health Care	Pharmaceuticals
Vinci	France	Industrials	Construction & Engineering
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Adecco S.A.	Switzerland	Industrials	Human Resource & Employment Services
BAE Systems plc	United Kingdom	Industrials	Aerospace & Defense
Shire Pharmaceuticals Group plc ADR	Ireland	Health Care	Biotechnology

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

110	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	7.77%	9.20%	13.51%	7.64%	14.58%	14.83%	13.95%	14.34%
5-year period ended 3-31-17	5.63%	5.79%	6.17%	5.52%	7.26%	—	—	6.97%
10-year period ended 3-31-17	3.19%	3.08%	3.13%	—	—	—	—	3.95%
Since Inception of Class through 3-31-17(6)	—	—	—	3.06%	4.22%	1.63%	7.23%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Australia

Energy – 1.4%
Oil Search Ltd.	12,958	$71,477

Financials – 1.5%
Westpac Banking Corp.	2,717	72,784

Total Australia – 2.9%		144,261
Brazil

Information Technology – 1.2%
MercadoLibre, Inc.	270	57,144

Total Brazil – 1.2%		57,144
Canada

Consumer Discretionary – 1.1%
Magna International, Inc.	1,220	52,643

Energy – 2.4%
Seven Generations Energy Ltd., Class A (A)	3,142	57,414
Suncor Energy, Inc.	1,959	60,159

		117,573

Total Canada – 3.5%		170,216
China

Consumer Discretionary – 1.3%
JD.com, Inc. ADR (A)(B)	2,027	63,063

Consumer Staples – 1.2%
Wuliangye Yibin Co. Ltd., A Shares	9,807	61,222

Industrials – 1.2%
China Communications Construction Co. Ltd., H Shares	25,566	36,055
China Railway Construction Corp. Ltd., A Shares	6,735	12,732
China Railway Construction Corp. Ltd., H Shares	6,790	9,628

		58,415

Information Technology – 1.3%
Alibaba Group Holding Ltd. ADR (A)(B)	595	64,116

Total China – 5.0%		246,816
France

Consumer Discretionary – 2.3%
Publicis Groupe S.A.	860	60,102
Vivendi Universal	2,809	54,604

		114,706

Consumer Staples – 1.6%
Danone S.A.	1,177	80,038

Energy – 2.3%
Total S.A.	2,210	111,812

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.3%
Axa S.A.	2,387	$61,775

Industrials – 4.2%
Bouygues S.A.	1,339	54,488
European Aeronautic Defence and Space Co.	805	61,235
Vinci	1,176	93,182

		208,905

Materials – 1.6%
L Air Liquide S.A.	687	78,494

Telecommunication Services – 1.4%
Orange S.A.	4,292	66,692

Total France – 14.7%		722,422
Germany

Consumer Discretionary – 3.0%
Continental AG	355	77,782
ProSiebenSat. 1 Media SE	1,528	67,636

		145,418

Financials – 1.4%
Deutsche Boerse AG	781	71,533

Health Care – 3.3%
Bayer AG	823	94,898
Fresenius Medical Care AG & Co. KGaA	822	69,320

		164,218

Industrials – 1.5%
Deutsche Post AG	2,224	76,163

Information Technology – 0.6%
SAP AG	280	27,499

Total Germany – 9.8%		484,831
Hong Kong

Financials – 1.7%
AIA Group Ltd.	13,206	83,265

Industrials – 1.3%
Cheung Kong (Holdings) Ltd.	5,257	64,671

Total Hong Kong – 3.0%		147,936
India

Financials – 1.0%
Axis Bank Ltd.	6,822	51,562

Total India – 1.0%		51,562
Ireland

Health Care – 1.8%
Shire Pharmaceuticals Group plc ADR (B)	491	85,529

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.7%
CRH plc	1,696	$59,696
James Hardie Industries plc, Class C	1,569	24,665

		84,361

Total Ireland – 3.5%		169,890
Israel

Health Care – 1.8%
Teva Pharmaceutical Industries Ltd. ADR (B)	2,767	88,800

Total Israel – 1.8%		88,800
Japan

Consumer Discretionary – 4.7%
Bridgestone Corp.	2,406	97,320
Isuzu Motors Ltd.	7,524	99,521
Nissin Kogyo Co. Ltd.	1,822	32,672

		229,513

Energy – 1.3%
Inpex Corp.	6,752	66,375

Financials – 2.2%
Dai-ichi Mutual Life Insurance Co. (The)	3,188	57,164
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	8,442	53,055

		110,219

Industrials – 2.1%
Komatsu Ltd.	2,062	53,748
SMC Corp.	171	50,416

		104,164

Information Technology – 1.3%
Yahoo Japan Corp.	14,090	65,054

Telecommunication Services – 3.2%
Nippon Telegraph and Telephone Corp.	1,728	73,758
SoftBank Group Corp.	1,158	81,769

		155,527

Total Japan – 14.8%		730,852
Luxembourg

Energy – 1.1%
Tenaris S.A.	1,405	24,095
Tenaris S.A. ADR.	808	27,582

		51,677

Total Luxembourg – 1.1%		51,677
Netherlands

Energy – 0.5%
Royal Dutch Petroleum Co., New York Shares (B)	423	22,320

112	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.4%

ING Groep N.V., Certicaaten Van Aandelen	4,655	$70,367

Total Netherlands – 1.9%		92,687
Norway

Financials – 1.1%
DNB ASA	3,490	55,312

Total Norway – 1.1%		55,312
South Africa

Consumer Discretionary – 1.1%
Naspers Ltd., Class N	312	53,871

Total South Africa – 1.1%		53,871
South Korea

Information Technology – 1.1%
Samsung Electronics Co. Ltd.	30	55,187

Total South Korea – 1.1%		55,187
Spain

Financials – 3.0%
Banco Bilbao Vizcaya Argentaria S.A.	10,248	79,481
Banco Santander S.A.	11,083	67,927

		147,408

Industrials – 0.9%
ACS Actividades de Construccion y Servicios S.A.	1,303	44,339

Total Spain – 3.9%		191,747
Switzerland

Consumer Staples – 2.1%
Nestle S.A., Registered Shares	1,333	102,280

Financials – 1.2%
UBS Group AG	3,825	61,217

Health Care – 1.3%
Roche Holdings AG, Genusscheine	244	62,184

Industrials – 3.2%
Adecco S.A.	1,245	88,440
Wolseley plc	1,088	68,418

		156,858

Total Switzerland – 7.8%		382,539
United Kingdom

Consumer Staples – 6.4%
British American Tobacco plc	1,199	79,605
Imperial Tobacco Group plc	1,684	81,586

COMMON STOCKS (Continued)	Shares	Value
Consumer Staples (Continued)
Reckitt Benckiser Group plc	800	$73,047
Unilever plc	1,617	79,815

		314,053

Energy – 1.1%
Royal Dutch Shell plc, Class A	2,061	54,123

Financials – 2.7%
Prudential plc	3,676	77,660
Standard Chartered plc	6,110	58,401

		136,061

Health Care – 2.3%
Shire plc	704	41,100
Smith & Nephew plc	4,676	71,234

		112,334

Industrials – 2.9%
Babcock International Group plc	5,220	57,685
BAE Systems plc	10,697	86,106

		143,791

Materials – 1.8%
Rio Tinto plc	1,672	67,222
Rio Tinto plc ADR (B)	486	19,775

		86,997

Total United Kingdom – 17.2%		847,359

TOTAL COMMON STOCKS – 96.4%		$4,745,109
(Cost: $4,316,608)

PREFERRED STOCKS
United States

Financials – 0.5%
Mandatory Exchangeable Trust, 5.750% (C)	217	28,131

Total United States—0.5%		28,131

TOTAL PREFERRED STOCKS – 0.5%		$28,131
(Cost: $21,710)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 3.2%
Bemis Co., Inc.
1.121%, 4-7-17	$5,000	4,999
BorgWarner, Inc.:
1.140%, 4-4-17	20,000	19,998
1.100%, 4-13-17	6,000	5,998
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.):
1.050%, 4-4-17	5,000	5,000
0.830%, 4-25-17	10,000	9,994
Ecolab, Inc.:
1.110%, 4-5-17	20,000	19,997
1.170%, 4-17-17	10,000	9,994

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (D) (Continued)
Kroger Co. (The)
1.150%, 4-3-17	$7,000	$6,999
Medtronic Global Holdings SCA
1.120%, 4-4-17	10,000	9,999
Mondelez International, Inc.
1.170%, 4-17-17	2,000	1,999
NBCUniversal Enterprise, Inc.:
1.150%, 4-13-17	9,300	9,296
1.220%, 4-27-17	10,000	9,991
Northern Illinois Gas Co.:
0.990%, 4-10-17	2,000	1,999
1.140%, 4-11-17	6,000	5,998
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia)
0.940%, 4-28-17	4,000	3,997
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia)
0.870%, 4-14-17	5,000	4,998
United Technologies Corp.
1.230%, 4-28-17	10,000	9,990
University of California
0.980%, 5-3-17	5,000	4,995
Wisconsin Gas LLC
0.940%, 4-7-17	11,000	10,998

		157,239

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (E)	3,690	3,690

Municipal Obligations – 0.5%
Fremont (Alameda Cnty, CA), Public Fin Auth, Var Rate Demand Certs of Part, Ser 2008 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps)
0.870%, 4-7-17 (E)	8,000	8,000
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt), (GTD by U.S. Bank N.A.) (BVAL plus 12 bps)
0.930%, 4-7-17 (E)	3,000	3,000
The Regents of the Univ of CA, Gen Rev Bonds, Ser AL (BVAL plus 9 bps)
0.890%, 4-7-17 (E)	8,800	8,800
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps)
0.900%, 4-1-17 (E)	5,000	5,000

		24,800

TOTAL SHORT-TERM SECURITIES – 3.8%		$185,729
(Cost: $185,733)

2017	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2017

Value

TOTAL INVESTMENT SECURITIES – 100.7%	$4,958,969
(Cost: $4,524,051)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%	(36,379)

NET ASSETS – 100.0%	$4,922,590

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $742 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $28,131 or 0.6% of net assets.

(D)	Rate shown is the yield to maturity at March 31, 2017.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at March 31, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
U.S. Dollar	237,669	Australian Dollar	308,830	4-21-17	Deutsche Bank AG	$—	$1,794

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$4,745,109	$—	$—
Preferred Stocks	—	28,131	—
Short-Term Securities	—	185,729	—
Total	$4,745,109	$213,860	$—

Liabilities
Forward Foreign Currency Contracts	$—	$1,794	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

114	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2017

Market Sector Diversification
(as a % of net assets)
Financials	19.0%
Industrials	17.3%
Consumer Discretionary	13.5%
Consumer Staples	11.3%
Health Care	10.5%
Energy	10.1%
Information Technology	5.5%
Materials	5.1%
Telecommunication Services	4.6%
Other+	3.1%
+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	115

MANAGEMENT DISCUSSION	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Daniel P. Becker

Bradley M. Klapmeyer

Below, Daniel P. Becker, CFA, and Bradley M. Klapmeyer, CFA, portfolio managers of Ivy Large Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Becker has managed the Fund since 2000 and he has 28 years of industry experience. Mr. Klapmeyer has managed the Fund since August 2016, replacing Philip J. Sanders, CFA. Mr. Klapmeyer has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Large Cap Growth Fund (Class A shares at net asset value)	14.12%
Ivy Large Cap Growth Fund (Class A shares including sales charges)	7.54%

Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	15.76%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	14.55%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The fiscal year ended March 31, 2017 will be remembered as another year in a recent string of volatile years within a generally strong market cycle, now in its 8th year dating back to the Great Recession. While most parts of the equity market produced generally strong results, several small periods of market volatility generated disruption in the growth stock areas of the equity market throughout the year.

In early to mid-calendar year 2016, growth stocks were continuing to experience yet another year of strong performance. Interest rates were very low in the U.S., global central banks were in the midst of aggressive monetary policy accommodation in an effort to stabilize economic growth in international economies and devalue specific currencies versus the U.S. dollar. Simultaneously, the Federal Reserve (Fed) was indicating a desire to increase interest rates as it incorrectly believed the U.S. economy was strengthening. The combination of these divergent monetary policies around the world produced a very strong response in the foreign exchange market causing the value of the U.S. dollar to soar. These macroeconomic events once again produced a very disruptive period for most stock markets around the world.

Early in the fiscal year, the United Kingdom surprised global capital markets when its constituents voted to leave the European Union, again catalyzing a sharp global equity market disruption. In November 2016, the capital markets experienced a third volatility shock when the U.S. presidential election produced a result contrary to what many people expected. Having been some of the best performing equity market styles over the past four years, growth stocks were disproportionally hurt by each and every one of the shocks in calendar year 2016.

Within the growth stocks universe, health care stocks were some of the poorest performers, as both presidential candidates campaigned on and pursued policies that may affect long-term profit margins in the industry. Contrary to past years, small stocks performed much better than large stocks, and value styles performed significantly better than growth styles. When growth stocks perform poorly versus value stocks and small stocks perform better than large stocks, large-cap growth investors usually do not do well. In 2016, over 90% of active large growth funds underperformed the Russell 1000 Growth Index, the Fund’s benchmark, which makes 2016 the worst year on record for active management.

Contributors and detractors

In the 12-month period ended March 31, 2017, the Fund underperformed relative to the Russell 1000 Growth Index, its benchmark. In general, value and, specifically small value, styles performed well. Defensive styles and industries performed especially well early in the fiscal year, and stocks with high dividend yields and slow or negligible revenue growth rates performed well around the world.

The Fund experienced strong results in areas such as financials, technology and a specific consumer staples holding with companies such as CME Group Inc., Charles Schwab Corp., Goldman Sachs Group, Inc., Union Pacific Corp., Lam Research Corp., Applied Materials, Inc., and Microchip Technology, Inc., all performing well. In health care, companies such as Allergan plc, Shire Pharmaceuticals Group plc, Alexion Pharmaceuticals, Inc., Bristol-Myers Squibb Co., and DexCom, Inc. did not perform well and negatively impacted performance. Finally, the Fund’s underrepresentation in stocks characterized

116	ANNUAL REPORT	2017

by stability, defensiveness and lower risk, negatively impacted performance over the fiscal period. The most defensive parts of the equity market have recently been the market leaders, a trend that has lasted much longer than we had anticipated, especially in the context of the recent acceleration in global economic growth and the prospects for higher interest rates that may accompany the faster growth.

Outlook

As we look ahead into the upcoming fiscal year, we believe the recent U.S. presidential election may create some significant changes in how many view the potential rate of domestic economic growth. The country’s economic output last peaked sometime in 2007, resulting in nearly nine years of slow, stagnant and underwhelming growth. The slow rate of growth in output, jobs and wages surely had some effect on the election as well as future policies meant to counteract the disappointing growth. Despite the low gross domestic product growth rate, during that time, many growth stocks performed well as these stocks were able to grow through the tough times. However, a newly elected Congress and administration whose report card will be measured on job growth, wages and prosperity may change how various types of stocks are viewed in the market. Better economic growth may improve conditions for financials, technology and industrials companies. Our investments in these more cyclical areas reflect the possibility that these areas may grow faster in the years ahead.

As we look at the financials industry, we are finding a significant amount of new investment opportunities and have tilted the portfolio toward a larger emphasis on companies such as Charles Schwab Corp. and CME Group, Inc., as well as other companies that we feel may benefit from better worldwide growth. We believe these businesses may experience growth rates in the future much different than that of the past few years.

Over the past one to two years we have been more cautious on the outlook for the stocks of companies that have slower revenue growth, higher dividend yields and in general perform better when interest rates go lower. These stocks have appreciated to the point where very few of them meet the Fund’s growth and valuation criteria, even as they generally operate in very good long-term industries. We are generally positive regarding these companies’ respective business models and over the Fund’s history have maintained good exposure to these industries. However, with our view that the global economy may accelerate, interest rates may have bottomed, and attractive stocks can be found elsewhere in the market, we have moved further away from these stocks that are characterized by stability, defensiveness, negligible revenue growth and high valuation. These “stable” businesses have been the market leaders over the past few years when global economic growth was disappointing, and may be hurt as the economy appears to finally be accelerating. This trend has remained intact for much longer than we would have expected, and has impacted Fund performance in the recent 12-month calendar period, but we see these areas as of now as unattractive relative to other areas in the U.S. equity markets.

Our emphasis, as always, continues to be focused on stocks of companies that maintain unique, highly profitable, growing businesses that are not easy to replicate. The Fund’s largest holdings consist of Alphabet, Inc., MasterCard, Inc., CME Group, Inc., Amazon.com, Inc., Lam Research Corp., Facebook, Inc., Celgene Corp., Microsoft Corp., Home Depot, Inc. Apple, Inc. and Microchip Technology.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund.

2017	ANNUAL REPORT	117

PORTFOLIO HIGHLIGHTS	IVY LARGE CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.6%
Information Technology	42.0%
Consumer Discretionary	16.5%
Health Care	13.4%
Financials	10.0%
Industrials	8.9%
Energy	5.7%
Consumer Staples	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	382/665	58
3 Year	262/596	44
5 Year	289/533	55
10 Year	163/383	43

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Microsoft Corp.	Information Technology	Systems Software
Lam Research Corp.	Information Technology	Semiconductor Equipment
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
Facebook, Inc., Class A	Information Technology	Internet Software & Services
Celgene Corp.	Health Care	Biotechnology
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Goldman Sachs Group, Inc. (The)	Financials	Investment Banking & Brokerage
Microchip Technology, Inc.	Information Technology	Semiconductors
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

118	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	7.54%	9.01%	13.24%	7.55%	14.42%	14.59%	13.77%	14.27%
5-year period ended 3-31-17	10.05%	10.20%	10.54%	10.05%	11.66%	—	11.01%	11.46%
10-year period ended 3-31-17	7.69%	7.38%	7.45%	—	—	—	7.98%	8.42%
Since Inception of Class through 3-31-17(6)	—	—	—	7.66%	8.66%	9.56%	—	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 2.6%
O’Reilly Automotive, Inc. (A)	154	$41,609

Cable & Satellite – 2.2%
Comcast Corp., Class A	937	35,237

Casinos & Gaming – 0.7%
MGM Resorts International	417	11,423

Footwear – 0.4%
NIKE, Inc., Class B	123	6,827

Home Improvement Retail – 4.1%
Home Depot, Inc. (The)	451	66,191

Internet & Direct Marketing Retail – 5.5%
Amazon.com, Inc. (A)	62	54,795
priceline.com, Inc. (A)	20	35,244

		90,039

Restaurants – 0.4%
Starbucks Corp.	115	6,685

Specialty Stores – 0.6%
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	34	9,812

Total Consumer Discretionary – 16.5%		267,823
Consumer Staples

Tobacco – 3.1%
Philip Morris International, Inc.	452	51,031

Total Consumer Staples – 3.1%		51,031
Energy

Oil & Gas Equipment & Services – 2.7%
Halliburton Co.	867	42,678

Oil & Gas Exploration & Production – 3.0%
EOG Resources, Inc.	504	49,126

Total Energy – 5.7%		91,804
Financials

Financial Exchanges & Data – 3.9%
CME Group, Inc.	413	49,041
S&P Global, Inc.	112	14,578

		63,619

Investment Banking & Brokerage – 6.1%
Charles Schwab Corp. (The)	951	38,798
Goldman Sachs Group, Inc. (The)	261	59,978

		98,776

Total Financials – 10.0%		162,395

COMMON STOCKS (Continued)	Shares	Value
Health Care

Biotechnology – 7.0%
Alexion Pharmaceuticals, Inc. (A)	67	$8,099
Biogen, Inc. (A)	41	11,077
Celgene Corp. (A)	503	62,601
Shire Pharmaceuticals Group plc ADR	134	23,277
Vertex Pharmaceuticals, Inc. (A)	87	9,481

		114,535

Health Care Equipment – 4.2%
Danaher Corp.	311	26,583
DexCom, Inc. (A)	254	21,496
Edwards Lifesciences Corp. (A)	218	20,474

		68,553

Pharmaceuticals – 2.2%
Allergan plc	108	25,725
Bristol-Myers Squibb Co.	173	9,413

		35,138

Total Health Care – 13.4%		218,226
Industrials

Aerospace & Defense – 3.4%
Lockheed Martin Corp.	177	47,445
Northrop Grumman Corp.	31	7,397

		54,842

Construction Machinery & Heavy Trucks – 0.5%
Caterpillar, Inc.	84	7,782

Electrical Components & Equipment – 0.5%
Rockwell Automation, Inc.	54	8,362

Industrial Machinery – 1.0%
Nordson Corp.	68	8,304
Parker Hannifin Corp.	52	8,401

		16,705

Railroads – 3.5%
Canadian Pacific Railway Ltd.	153	22,523
Union Pacific Corp.	331	35,017

		57,540

Total Industrials – 8.9%		145,231
Information Technology

Application Software – 4.4%
Adobe Systems, Inc. (A)	340	44,179
salesforce.com, Inc. (A)	322	26,554

		70,733

Data Processing & Outsourced Services – 9.2%
FleetCor Technologies, Inc. (A)	79	12,023
MasterCard, Inc., Class A	646	72,689
Visa, Inc., Class A	592	52,647
Wright Express Corp. (A)	108	11,199

		148,558

COMMON STOCKS (Continued)	Shares	Value
Home Entertainment Software – 1.8%
Electronic Arts, Inc. (A)	331	$29,667

Internet Software & Services – 9.5%
Alphabet, Inc., Class A (A)	64	53,920
Alphabet, Inc., Class C (A)	44	36,378
Facebook, Inc., Class A (A)	449	63,823

		154,121

Semiconductor Equipment – 5.5%
Applied Materials, Inc.	532	20,699
Lam Research Corp.	531	68,188

		88,887

Semiconductors – 3.5%
Microchip Technology, Inc.	773	57,006

Systems Software – 4.4%
Microsoft Corp.	1,088	71,676

Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc.	423	60,794

Total Information Technology – 42.0%		681,442

TOTAL COMMON STOCKS – 99.6%		$1,617,952
(Cost: $1,078,465)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 0.4%
Kroger Co. (The), 1.150%, 4-3-17	$3,780	3,780
Mondelez International, Inc., 1.100%, 4-7-17	4,000	3,999

		7,779

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps), 1.190%, 4-5-17 (C)	860	860

TOTAL SHORT-TERM SECURITIES – 0.5%		$8,639
(Cost: $8,639)

TOTAL INVESTMENT SECURITIES – 100.1%		$1,626,591
(Cost: $1,087,104)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(1,836)

NET ASSETS – 100.0%		$1,624,755

120	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,617,952	$—	$—
Short-Term Securities	—	8,639	—
Total	$1,617,952	$8,639	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	121

MANAGEMENT DISCUSSION	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy Limited-Term Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Ms. Regan has managed the Fund since August 2014 and has 29 years industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy Limited-Term Bond Fund (Class A shares at net asset value)	0.99%
Ivy Limited-Term Bond Fund (Class A shares with sales charge)	-1.55%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	0.52%
(generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	1.55%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

The Ivy Limited-Term Bond Fund outperformed the Bloomberg Barclays 1-5 year U.S. Government Credit Index for the fiscal year ended March 31, 2017. Having an overweight in investment grade credit, the best performing asset class in the index, was a key driver of the Fund’s strong relative performance. Added performance came from our allocation to mortgage-backed securities, namely commercial mortgage-backed securities, an asset class not owned by the index.

Performance was ahead of the Lipper group until late in 2016. The Fund was not positioned for the election outcome and the long end of the barbell hurt performance, due to the rapid increase in rates in November and December.

Here are some historical yields for illustrative purposes. The yield on the five-year U.S. Treasury note was 1.21% on March 31, 2016. It reached a low for this fiscal year of 94 basis points in July 2016, ended 2016 at 1.93%, reached a high for this period of 2.14% on March 13, 2017 and yielded 1.92% on March 31, 2017, an increase of 71 basis points over the twelve month period.

The Federal Open Market Committee (FOMC) took a pass at a rate hike in late April 2016 as expected. In May, several Federal Reserve Bank (Fed) Presidents made comments suggesting a June rate hike was definitely on the table. This caused the bond market to take notice and sent yields higher in anticipation of a forthcoming rate hike. Fed Chair Janet Yellen joined that chorus in late May, suggesting a rate hike would probably be appropriate in the coming months. While economic activity was not robust, many members felt another twenty-five basis point hike in interest rates would and should be tolerated by both the economy and the markets in an effort to get away from the extraordinary low interest rate environment.

A very weak May nonfarm payroll report of just 38,000 jobs, combined with a potentially unsettling outcome of the United Kingdom’s referendum to leave the European Union (“Brexit”), kept the Fed at bay. The result of the Brexit vote caused a huge flight-to-quality, which only lasted a few weeks. As a new British government was put in place and details were shared of the UK’s very slow, orderly exit from the European Union, the bond market recovered from the early July lows.

Members of the Fed started banging the drum for a rate hike in August, with that sentiment also being echoed by Fed Chair Yellen at her much anticipated Jackson Hole speech in late August. Even though the rates rose in anticipation of a rate hike, no such hike was delivered at the September meeting, leaving only the prospect of a lone December rate hike, just as was seen a year earlier.

While the market was expecting a December rate hike, it was not expecting the results of the U.S. presidential election. The victory of Donald Trump, along with the Republican sweep of both the House and Senate, sent yields soaring. The Fed rate hike in December sent yields even higher, especially after the announcement that the Fed expected the pace of hikes to increase, and that we could see three hikes in 2017. Yields receded a bit before year-end, when participants realized it’s not uncommon for the Fed to over-anticipate and under-deliver on rate hikes. After all, the Fed had expected four hikes in 2016 and only delivered one.

Investment grade credit was the best performing asset class in our universe over the past year and we had a nice overweight relative to the benchmark. The lower quality credits outperformed higher quality and we had an overweight there also. Corporate bond issuance has been robust the past few years and we have seen balance sheets deteriorate and leverage ratios

122	ANNUAL REPORT	2017

rise as a result. We believe this will come home to roost at some point and will be detrimental to credit spreads, but most feel this credit boom still has a lot of life and the end is well into the foreseeable future. We will want to lighten up on credit when we see things turn, but for now we are comfortable with this overweight.

The minutes from the latest FOMC meeting reveal a discussion on the reduction of the Fed’s balance sheet. Following several rounds of quantitative easing, the Fed’s securities holdings ballooned from less than $500 million in late 2008 to over $4 trillion in late 2014. The Fed has been reinvesting mortgage principal pay downs and all maturities since then. We reduced our mortgage-backed securities exposure slightly in the most recent quarter due to both the balance sheet reduction possibility and the possibility of multiple rate hikes this year, selling those securities most likely either to extend duration should rates rise much or be impacted when the Fed stops reinvesting and starts allowing the balance sheet to contract.

We have a barbell strategy in place, which we began in late 2014. We are overweight the front part of the curve relative to the benchmark, underweight the 2-5 year duration buckets and have a small allocation beyond five years, while currently maintaining an overall duration slightly below the benchmark. A barbell is generally much more effective in an environment where rates are falling, holding steady and/or not rising rapidly. We did reduce some longer exposure in the fourth quarter of 2016, but have not changed the strategy. We will be monitoring this and determining whether this barbell strategy is one to continue or if we should get closer to the benchmark weightings in the different maturity buckets. We believe the key to whether this strategy should be continued will be the speed in which interest rates rise. We are not convinced rates will rise as quickly as the Fed has suggested and are being cautious in changing strategies too quickly.

We are fully aware that preservation of capital is of the highest importance in a portfolio of this type and will continue our prudent management of the risks involved, while trying to earn a fair and reasonable return.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

2017	ANNUAL REPORT	123

PORTFOLIO HIGHLIGHTS	IVY LIMITED-TERM BOND FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Bonds	98.1%
Corporate Debt Securities	70.1%
United States Government and Government Agency Obligations	23.7%
Municipal Bonds – Taxable	2.5%
Asset-Backed Securities	1.1%
Mortgage-Backed Securities	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Lipper Rankings

Category: Lipper Short-Intermediate Investment Grade Debt Funds	Rank	Percentile
1 Year	108/184	59
3 Year	106/156	68
5 Year	96/117	82
10 Year	50/83	60

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	89.0%
AAA	1.6%
AA	27.2%
A	24.4%
BBB	35.8%
Non-Investment Grade	9.1%
BB	1.8%
CCC	0.8%
Non-rated	6.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

124	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	-1.55%	-3.86%	0.24%	-1.65%	1.23%	1.38%	0.62%	0.99%
5-year period ended 3-31-17	0.50%	-0.03%	0.27%	0.38%	1.26%	—	—	1.01%
10-year period ended 3-31-17	2.73%	2.31%	2.22%	—	—	—	—	3.01%
Since Inception of Class through 3-31-17(6)	—	—	—	2.71%	3.36%	1.52%	0.41%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2017

ASSET-BACKED SECURITIES	Principal	Value
American Airlines Class AA Pass Through Certificates, Series 2016–2,
3.200%, 6–15–28	$5,000	$4,891
SBA Tower Trust, Series 2013–1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.240%, 4–16–18 (A)	8,035	8,036
SBA Tower Trust, Series 2016–1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.877%, 7–15–21 (A)	5,500	5,468

TOTAL ASSET-BACKED SECURITIES – 1.1%		$18,395
(Cost: $18,548)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.6%
LVMH Moet Hennessy – Louis Vuitton,
1.625%, 6–29–17(A)	10,275	10,279

Automobile Manufacturers – 0.9%
General Motors Co.,
4.875%, 10–2–23	8,500	9,067
Toyota Motor Credit Corp.,
2.000%, 10–24–18	5,125	5,150

		14,217

Cable & Satellite – 1.2%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
1.625%, 1–15–22	3,950	3,787
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
5.875%, 10–1–19	1,000	1,089
Lender Processing Services, Inc. and Black Knight Lending Solutions, Inc.,
5.750%, 4–15–23	4,058	4,251
Time Warner Cable, Inc.,
5.850%, 5–1–17	6,830	6,851
Time Warner Co., Inc. (GTD by Time Warner, Inc.),
7.250%, 10–15–17	4,000	4,121

		20,099

General Merchandise Stores – 1.0%
Dollar General Corp.:
4.125%, 7–15–17	12,500	12,601
1.875%, 4–15–18	3,000	3,003

		15,604

Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.,
1.200%, 11–29–17	8,000	7,998

Total Consumer Discretionary – 4.2%		68,197

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples

Brewers – 0.2%
Molson Coors Brewing Co.,
2.250%, 3–15–20(A)	$2,750	$2,751

Distillers & Vintners – 0.6%
Beam, Inc.,
1.750%, 6–15–18	10,000	9,977

Drug Retail – 1.1%
CVS Health Corp.:
2.250%, 12–5–18	11,000	11,071
2.125%, 6–1–21	6,050	5,933

		17,004

Food Retail – 0.3%
Kroger Co. (The),
1.500%, 9–30–19	5,250	5,173

Hypermarkets & Super Centers – 0.3%
Costco Wholesale Corp.,
1.125%, 12–15–17	4,340	4,334

Packaged Foods & Meats – 0.5%
Smithfield Foods, Inc.,
2.700%, 1–31–20(A)	8,000	7,994

Soft Drinks – 0.1%
PepsiCo, Inc.,
3.100%, 7–17–22	2,082	2,139

Total Consumer Staples – 3.1%		49,372
Energy

Integrated Oil & Gas – 0.2%
Statoil ASA (GTD by Statoil Petroleum AS),
1.950%, 11–8–18	3,500	3,513

Oil & Gas Drilling – 0.8%
Globe Luxembourg SCA,
9.625%, 5–1–18(A)(B)	12,000	12,636

Oil & Gas Equipment & Services – 1.0%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1–31–19	8,250	8,918
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.),
1.250%, 8–1–17(A)	5,000	4,996
Schlumberger Norge A.S. (GTD by Schlumberger Ltd.),
1.250%, 8–1–17(A)	2,435	2,433

		16,347

Oil & Gas Exploration & Production – 1.6%
BP Capital Markets plc (GTD by BP plc),
1.674%, 2–13–18	13,500	13,509

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
EQT Corp.,
8.125%, 6–1–19	$11,520	$12,861

		26,370

Oil & Gas Refining & Marketing – 0.7%
PBF Holding Co. LLC and PBF Finance Corp.,
8.250%, 2–15–20	11,000	11,220

Oil & Gas Storage & Transportation – 2.5%
EnLink Midstream Partners L.P.,
4.850%, 7–15–26	4,000	4,127
Kinder Morgan Energy Partners L.P.:
3.500%, 3–1–21	6,000	6,097
3.450%, 2–15–23	6,590	6,503
NGPL PipeCo LLC,
7.119%, 12–15–17(A)	8,500	8,734
Plains All American Pipeline L.P. and PAA FinanceCorp.,
3.850%, 10–15–23	8,200	8,221
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4–1–21	5,700	5,998

		39,680

Total Energy – 6.8%		109,766
Financials

Asset Management & Custody Banks – 1.0%
Ares Capital Corp.,
3.875%, 1–15–20	16,515	16,843

Consumer Finance – 7.1%
Ally Financial, Inc.,
4.125%, 3–30–20	12,550	12,801
American Express Co.,
7.000%, 3–19–18	10,000	10,500
American Honda Finance Corp.:
1.500%, 9–11–17(A)	6,000	6,003
7.625%, 10–1–18(A)	5,000	5,427
Capital One Financial Corp.,
6.750%, 9–15–17	9,000	9,209
Discover Financial Services,
3.950%, 11–6–24	8,650	8,663
Ford Motor Credit Co. LLC:
5.000%, 5–15–18	10,000	10,331
2.681%, 1–9–20	3,700	3,724
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
2.400%, 5–9–19	5,115	5,126
3.500%, 7–10–19	4,500	4,623
3.200%, 7–6–21	6,500	6,524
Hyundai Capital America,
2.875%, 8–9–18(A)	5,525	5,583
Synchrony Financial,
2.600%, 1–15–19	15,770	15,892
Synchrony Financial (3 – Month U.S. LIBOR plus 140 bps),
2.438%, 11–9–17(C)	9,850	9,905

		114,311

126	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks – 8.2%
ABN AMRO Bank N.V.,
2.100%, 1–18–19(A)	$8,000	$8,002
Bank of America Corp.:
2.625%, 4–19–21	3,500	3,491
3.124%, 1–20–23	12,000	12,046
4.100%, 7–24–23	6,850	7,174
Bank of Montreal (1 – Month U.S. LIBOR plus 60 bps),
1.430%, 6–6–17(C)	8,500	8,508
Bank of New York Mellon Corp. (The),
2.300%, 9–11–19	12,750	12,870
BB&T Corp.,
2.050%, 5–10–21	6,500	6,399
Branch Banking and Trust Co.,
1.450%, 5–10–19	10,875	10,762
Mitsubishi UFJ Financial Group, Inc.,
2.998%, 2–22–22	2,000	2,018
Mizuho Financial Group, Inc.,
2.273%, 9–13–21	9,400	9,185
Northern Trust Corp.,
2.375%, 8–2–22	18,875	18,713
Royal Bank of Canada (3 – Month U.S. LIBOR plus 26 bps),
1.258%, 4–4–17(C)	8,000	8,000
Wachovia Corp.,
5.750%, 2–1–18	13,500	13,925
Wells Fargo & Co.:
3.069%, 1–24–23	6,500	6,528
3.000%, 2–19–25	4,500	4,387

		132,008

Investment Banking & Brokerage – 3.2%
Goldman Sachs Group, Inc. (The):
2.600%, 12–27–20	16,000	16,001
2.350%, 11–15–21	6,700	6,566
3.000%, 4–26–22	4,000	4,004
4.000%, 3–3–24	4,552	4,723
Merrill Lynch & Co., Inc.,
6.400%, 8–28–17	3,000	3,058
Morgan Stanley:
2.800%, 6–16–20	6,000	6,072
2.500%, 4–21–21	4,000	3,978
Morgan Stanley (3 – Month U.S. LIBOR plus 110 bps),
3.000%, 5–31–23(C)	1,700	1,722
Morgan Stanley (3–Month U.S. LIBOR plus 140 bps),
2.443%, 10–24–23(C)	5,050	5,157

		51,281

Life & Health Insurance – 1.9%
Athene Global Funding,
2.875%, 10–23–18(A)	15,450	15,539
New York Life Global Funding,
1.550%, 11–2–18(A)	6,500	6,489
Principal Life Global Funding II,
2.625%, 11–19–20(A)	9,500	9,583

		31,611

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 5.0%
Citigroup, Inc.:
2.650%, 10–26–20	$9,000	$9,057
2.700%, 3–30–21	5,893	5,899
Citigroup, Inc. (3–Month U.S. LIBOR plus 107 bps),
2.176%, 12–8–21(C)	11,750	11,855
Fidelity National Financial, Inc.,
6.600%, 5–15–17	12,215	12,279
Fidelity National Information Services, Inc.,
2.850%, 10–15–18	5,000	5,069
JPMorgan Chase & Co.:
2.295%, 8–15–21	7,000	6,927
4.350%, 8–15–21	3,820	4,089
2.972%, 1–15–23	8,500	8,491
3.000%, 2–27–30(B)	3,390	3,251
USAA Capital Corp.,
2.450%, 8–1–20(A)	13,865	13,949

		80,866

Property & Casualty Insurance – 1.9%
ACE INA Holdings, Inc. (GTD by ACE Ltd.),
2.300%, 11–3–20	10,500	10,536
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.),
1.700%, 3–15–19	4,550	4,558
Berkshire Hathaway, Inc.:
2.100%, 8–14–19	7,375	7,446
2.750%, 3–15–23	8,260	8,261

		30,801

Regional Banks – 1.6%
PNC Bank N.A.,
2.400%, 10–18–19	8,985	9,060
PNC Funding Corp. (GTD by PNC Financial Services Group, Inc.),
6.700%, 6–10–19	8,500	9,351
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 3–6–19(A)	7,500	7,488

		25,899

Specialized Finance – 1.9%
ADOP Co.,
6.625%, 10–1–17(A)	4,000	4,082
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
3.480%, 6–1–19(A)	10,625	10,892
Siemens Financieringsmaatschappij N.V. (3–Month U.S. LIBOR plus 61 bps),
1.716%, 3–16–22(A)(C)	15,000	15,045

		30,019

Total Financials – 31.8%		513,639

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Biotechnology – 0.5%
Amgen, Inc.:
2.125%, 5–15–17	$5,500	$5,506
1.250%, 5–22–17	1,950	1,950

		7,456

Health Care Supplies – 1.2%
Abbott Laboratories,
2.350%, 11–22–19	5,000	5,020
Catholic Health Initiatives,
2.600%, 8–1–18	11,871	11,942
Stryker Corp.,
2.625%, 3–15–21	3,025	3,042

		20,004

Managed Health Care – 0.7%
Aetna, Inc.,
1.500%, 11–15–17	11,500	11,498

Pharmaceuticals – 0.4%
AbbVie, Inc.,
2.000%, 11–6–18	2,000	2,006
Merck & Co., Inc.,
1.100%, 1–31–18	4,925	4,915

		6,921

Total Health Care – 2.8%		45,879
Industrials

Aerospace & Defense – 1.4%
BAE Systems Holdings, Inc.:
6.375%, 6–1–19(A)	6,393	6,958
3.850%, 12–15–25(A)	5,500	5,644
BAE Systems plc,
4.750%, 10–11–21(A)	4,300	4,639
Exelis, Inc.,
5.550%, 10–1–21	2,566	2,849
Northrop Grumman Corp.,
3.250%, 8-1-23	2,000	2,040

		22,130

Airlines – 0.6%
Aviation Capital Group Corp.,
2.875%, 1-20-22(A)	4,000	3,972
Southwest Airlines Co.,
2.650%, 11-5-20	6,000	6,059

		10,031

Environmental & Facilities Services – 1.9%
Republic Services, Inc.,
3.800%, 5-15-18	14,690	15,010
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.):
6.100%, 3-15-18	10,000	10,421
4.750%, 6-30-20	1,675	1,806
7.100%, 8-1-26	2,450	3,101

		30,338

2017	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 1.8%
General Electric Capital Corp.:
2.500%, 3-28-20	$3,150	$3,175
5.012%, 1-1-24	12,060	12,769
Honeywell International, Inc.,
1.850%, 11-1-21	13,785	13,514

		29,458

Total Industrials – 5.7%		91,957
Information Technology

Application Software – 0.5%
NVIDIA Corp.,
2.200%, 9-16-21	8,500	8,325

Communications Equipment – 0.8%
Cisco Systems, Inc.,
2.200%, 2-28-21	5,425	5,427
Harris Corp.:
1.999%, 4-27-18	3,105	3,109
2.700%, 4-27-20	1,094	1,104
L-3 Communications Corp.,
3.850%, 12-15-26	2,750	2,788

		12,428

Data Processing & Outsourced Services – 1.7%
Alliance Data Systems Corp.:
5.250%, 12-1-17(A)	6,600	6,682
6.375%, 4-1-20(A)	6,000	6,105
Visa, Inc.,
2.800%, 12-14-22	14,100	14,221

		27,008

Home Entertainment Software – 0.2%
Activision Blizzard, Inc.,
2.300%, 9-15-21(A)	4,000	3,916

Semiconductors – 1.1%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
2.375%, 1-15-20(A)	5,500	5,499
Intel Corp.,
2.450%, 7-29-20	4,000	4,064
Samsung Electronics America, Inc. (GTD by Samsung Electronics Co. Ltd.),
1.750%, 4-10-17(A)	8,500	8,500

		18,063

Systems Software – 1.8%
CA, Inc.,
5.375%, 12-1-19	8,297	8,963
Microsoft Corp.:
2.000%, 11-3-20	8,000	8,026
2.875%, 2-6-24	12,750	12,829

		29,818

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.:
1.550%, 2-7-20	13,175	13,094
2.500%, 2-9-22	8,500	8,537

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals (Continued)
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.250%, 3-1-22(A)	$2,100	$2,079

		23,710

Total Information Technology – 7.6%		123,268
Materials

Diversified Chemicals – 0.5%
Dow Chemical Co. (The),
4.250%, 11-15-20	7,049	7,475

Diversified Metals & Mining – 0.5%
Glencore Finance Canada Ltd.,
2.700%, 10-25-17(A)(B)	7,682	7,713

Specialty Chemicals – 0.5%
Methanex Corp.,
3.250%, 12-15-19	8,632	8,692

Total Materials – 1.5%		23,880
Real Estate

Specialized REITs – 0.6%
Crown Castle International Corp.:
2.250%, 9-1-21	3,000	2,916
4.875%, 4-15-22	3,099	3,333
5.250%, 1-15-23	2,745	2,995

		9,244

Total Real Estate – 0.6%		9,244
Telecommunication Services

Integrated Telecommunication Services – 0.9%
AT&T, Inc.:
5.875%, 10-1-19	3,900	4,245
5.200%, 3-15-20	3,000	3,241
3.600%, 2-17-23	6,915	7,003

		14,489

Wireless Telecommunication Service – 2.0%
American Tower Corp.:
3.300%, 2-15-21	2,500	2,535
5.900%, 11-1-21	12,200	13,649
2.250%, 1-15-22	12,500	12,062
Crown Castle Towers LLC,
3.222%, 5-15-22(A)	4,830	4,903

		33,149

Total Telecommunication Services – 2.9%		47,638
Utilities

Electric Utilities – 2.0%
Edison International,
2.125%, 4-15-20	3,060	3,063
Emera U.S. Finance L.P. (GTD by Emera U.S. Holdings, Inc.),
2.150%, 6-15-19	4,000	3,999

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Entergy Mississippi, Inc.,
2.850%, 6-1-28	$5,875	$5,588
Entergy Texas, Inc.,
2.550%, 6-1-21	7,225	7,138
MidAmerican Energy Co.,
3.700%, 9-15-23	4,500	4,696
National Rural Utilities Cooperative Finance Corp.,
1.650%, 2-8-19	3,600	3,598
Virginia Electric and Power Co., Series C,
2.750%, 3-15-23	3,940	3,914

		31,996

Multi-Utilities – 1.1%
Dominion Resources, Inc.,
6.400%, 6-15-18	11,118	11,703
Dominion Resources, Inc., Series A,
1.400%, 9-15-17	5,850	5,844

		17,547

Total Utilities – 3.1%		49,543

TOTAL CORPORATE DEBT SECURITIES – 70.1%		$1,132,383
(Cost: $1,129,649)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.4%
Bear Stearns Deutsche Bank Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1, Class C,
5.097%, 9-15-27 (A)	2,500	2,668
CFCRE Commercial Mortgage Trust, Series 2015-RUM, Class B (1-Month U.S. LIBOR plus 215 bps),
2.920%, 7-15-30 (A)(C)	3,942	3,878

		6,546

Other – 0.3%
DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B6,
6.300%, 6-10-31 (A)	4,499	4,575

TOTAL MORTGAGE-BACKED SECURITIES – 0.7%		$11,121
(Cost: $11,249)

MUNICIPAL BONDS – TAXABLE
California – 1.6%
Alameda Corridor Trans Auth, Taxable Sr Lien Rev Bonds, Ser 1999C,
6.500%, 10-1-19	5,570	5,939
CA Various Purp GO Bonds,
7.700%, 11-1-30	10,050	11,836

128	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS – TAXABLE (Continued)	Principal	Value
California (Continued)
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AH,
1.796%, 7-1-19	$7,615	$7,654

		25,429

New York – 0.6%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8-1-26	9,920	9,359

Texas – 0.3%
Katy Independent Sch Dist (Fort Bend, Harris and Waller Cntys, TX), Unlimited Tax Sch Bldg Bonds, Ser 2010D,
6.349%, 2-15-41	4,540	5,039

TOTAL MUNICIPAL BONDS – TAXABLE – 2.5%		$39,827
(Cost: $40,751)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 2.1%
Federal Home Loan Bank:
2.500%, 4-27-26	9,155	8,861
1.700%, 7-25-31	18,500	17,855
2.000%, 11-25-31	1,000	963
U.S. Department of Transportation,
6.001%, 12-7-21(A)	5,000	5,616

		33,295

Mortgage-Backed Obligations – 16.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.125%, 8-28-31	4,125	3,941
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Year U.S. Treasury index plus 400 bps),
4.882%, 7-25-44(A)(C)	5,870	6,035
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (5-Year U.S. Treasury index plus 300 bps),
5.167%, 2-25-47(A)(C)	6,420	7,017
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-month LIBOR),
3.004%, 6-25-21(A)(C)	4,240	4,284
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-year U.S. Treasury index),
4.160%, 9-25-44(A)(C)	8,200	8,408
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index),
3.752%, 2-25-45(A)(C)	8,500	8,687

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
5.509%, 4-25-20(A)(C)	$4,950	$5,326
4.345%, 1-25-46(A)(C)	5,958	6,292
3.981%, 2-25-46(A)(C)	390	405
4.424%, 12-25-48(A)(C)	18,196	19,239
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.547%, 2-25-22(A)(C)	4,000	3,975
4.949%, 8-25-44(A)(C)	6,990	7,592
4.342%, 12-25-44(A)(C)	17,000	18,002
3.870%, 5-25-45(A)(C)	6,500	6,744
4.596%, 11-25-46(A)(C)	8,000	8,575
3.565%, 11-25-47(A)(C)	2,050	2,050
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 6-month U.S. Treasury index),
4.287%, 7-25-48(A)(C)	5,200	5,249
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
5.500%, 4-1-20	281	292
3.000%, 8-1-28	9,698	9,958
3.000%, 9-1-28	9,742	9,967
3.000%, 1-1-33	6,575	6,656
3.000%, 5-15-44	3,163	3,229
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 12-25-17	178	180
2.000%, 6-25-39	17,679	17,670
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 9-1-17	56	56
0.875%, 10-26-17	15,000	14,989
4.503%, 12-1-19	8,692	9,155
4.646%, 7-1-20	7,861	8,286
4.380%, 6-1-21	13,985	15,004
5.500%, 10-1-21	1,177	1,229
5.500%, 2-1-22	615	647
6.000%, 7-1-22	523	560
3.500%, 8-1-26	4,579	4,786
2.000%, 10-25-41	14,429	14,165
2.000%, 12-25-42	2,186	2,203
2.500%, 7-25-45	2,979	2,961
2.500%, 9-25-45	4,749	4,708
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	7,482	7,424

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
3.500%, 4-20-34	$7,572	$7,783

		263,729

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 18.4%		$297,024
(Cost: $299,941)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 5.3%
U.S. Treasury Notes:
0.625%, 9-30-17	30,000	29,958
2.750%, 2-28-18	35,000	35,517
1.375%, 8-31-20	20,000	19,813

		85,288

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.3%		$85,288
(Cost: $85,488)

SHORT-TERM SECURITIES
Commercial Paper(D) – 1.3%
NBCUniversal Enterprise, Inc.,
1.170%, 4-17-17	5,000	4,997
Northern Illinois Gas Co.,
0.990%, 4-10-17	5,000	4,998
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.940%, 4-28-17	6,000	5,996
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
0.870%, 4-14-17	4,000	3,999

		19,990

Master Note – 0.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (E)	743	743

TOTAL SHORT-TERM SECURITIES – 1.3%		$20,733
(Cost: $20,734)

TOTAL INVESTMENT SECURITIES – 99.4%		$1,604,771
(Cost: $1,606,360)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		9,352
NET ASSETS – 100.0%		$1,614,123

2017	ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $372,636 or 23.1% of net assets.

(B)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Rate shown is the yield to maturity at March 31, 2017.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$18,395	$—
Corporate Debt Securities	—	1,132,383	—
Mortgage-Backed Securities	—	11,121	—
Municipal Bonds	—	39,827	—
United States Government Agency Obligations	—	297,024	—
United States Government Obligations	—	85,288	—
Short-Term Securities	—	20,733	—
Total	$—	$1,604,771	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

130	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

John C. Maxwell

Aaron Young

Below, John C. Maxwell, CFA and Aaron D. Young, portfolio managers of the Ivy Managed International Opportunities Fund, discuss the positioning, performance and results for the fiscal year ended March 31, 2017. Effective October 1, 2016, Mr. Maxwell and Mr. Young were named portfolio managers of the Fund, which was previously managed by Michael L. Avery. Mr. Maxwell has 25 years of industry experience and Mr. Young has 11 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Managed International Opportunities Fund (Class A shares at net asset value)	13.00%
Ivy Managed International Opportunities Fund (Class A shares including sales charges)	6.48%

Benchmark and/or Lipper Category
MSCI AC World ex USA Index	13.13%
(generally reflects the performance of overseas stocks)
Lipper International Multi-Cap Core Funds Universe Average	11.28%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas index returns do not include any such fees. The performance discussion below is at net asset value.

Growth and optimism

Growth and optimism were the hallmarks of the past fiscal year in equity markets, with risk-on regions, sectors and factors generally outperforming globally. This end result was in stark contrast to very brief episodic panics surrounding Brexit and the surprising outcome of the U.S. Presidential election. That said, global economic surprise indicators and ongoing improvement in labor markets continued to buoy growth and inflation expectations. And the improvement in activity has been broad-based, with all key regions contributing. Likewise, earnings revisions are continuing to improve globally, driven by stronger real growth and increased corporate pricing power. Even European growth has started to accelerate, benefitting both the manufacturing and service sectors. The acceleration of economic growth, albeit from a lower level, is occurring at an increasingly positive rate of change that has benefitted risk assets in that region, which are relatively attractively valued, compared to U.S. equities generally. The Japanese economy is also growing at a moderate pace, admittedly driven mostly by external demand to this point, which has driven equity performance higher in that market.

These global economic improvements have also led to directional changes in global monetary policy, led by the U.S. Federal Reserve (Fed), which has undertaken measured increases in its policy rate and even more recently began publicly discussing the method by which it may begin to shrink its balance sheet, as noted in the recently released March Federal Open Market Committee (FOMC) Minutes.

These fundamental improvements in economic activity, earnings and tighter monetary policy were generally accompanied by higher yields in interest rate markets globally. For example, the U.S. Treasury 10-year yield began 2016 at 2.27% and hit a trough in July at 1.36%, but closed the first quarter of 2017 at a yield of 2.39%.

Equity risk assets also benefitted from these developments. The S&P 500 Index began 2016 at 2044 and closed the first quarter of 2017 at 2368, providing a total return (including dividends) of 18.74%. The major indices in Europe and Japan provided similar magnitude of equity returns in local currencies and the U.S. dollar continued its trend higher during the fiscal year versus most other major currencies. Oil prices experienced episodic volatility but remained generally range-bound between $45 and $55.

Portfolio review

The Fund ended the fiscal year with a positive return of 13.00% that nearly matched its benchmark index return of 13.13% for the fiscal year. The Fund’s performance reflected significantly positive returns in all of the underlying funds and the allocation weighting to them. The underlying funds that contributed the most to the Fund’s return were the Ivy International Core Equity Fund and the Ivy Emerging Markets Equity Fund. These two investments were significant weightings in the Fund and provided returns greater than that of the Fund’s benchmark as well as substantially outperforming their respective underlying fund benchmarks. The other three underlying funds each contributed positively, albeit less so. While the Ivy Global Income Allocation Fund and the Ivy European Opportunities Funds both outperformed their respective benchmarks, their total returns did not exceed that of the Fund’s benchmark. And unfortunately, although the Ivy Global Growth Fund’s return was positive, it was significantly less than the Fund’s benchmark.

2017	ANNUAL REPORT	131

We ended the fiscal year with the largest percentage of the Fund’s assets allocated to the Ivy International Core Equity Fund at about 42.5%, for its exposure to holdings in international markets. We increased the allocation to the Ivy Emerging Markets Equity Fund during the year by approximately 7.5% to finish the fiscal year with a 17.5% target weight, reflecting improved prospects for growth in emerging markets in a backdrop of a relatively stabilized U.S. dollar environment. The Ivy European Opportunities Fund and the Ivy Global Income Allocation Fund both finished the fiscal year with allocations of approximately 15%. The Ivy Global Growth Fund ended the year at about 10%, representing the most significant decrease in exposure from its position beginning the year. The decrease reflects the increasingly attractive growth prospects and valuations of international and emerging market equities and a rotation out of domestic U.S. securities, which make up a more significant portion of the Ivy Global Growth Fund.

Outlook ahead

Should the economic and earnings fundamental backdrop remain a positive tailwind, we believe that bodes well for returns in international and emerging-market equities. As a result, these equities may enjoy a greater incremental benefit from improvements in nominal growth and therefore pricing power, which have the potential to lift profit margins nearer to U.S. peers as well as financing conditions stabilizing with the U.S. dollar. We believe corporate earnings growth in Europe and Japan can exceed the rates of change in the U.S., although we expect the U.S. to be positive as well.

We believe investors have been willing to accept rising valuations in equities because they have remained attractively priced relative to bonds. We are monitoring that relationship closely as rates have certainly backed up, but remain at low levels relative to their history across cycles. Growth is not accelerating at such a rapid pace that it has induced a runaway wage-price spiral that would demand an overly aggressive response from the Fed — the benefit of inflationary impulses potentially easing over the coming quarters is that it may reduce the risk of a disruptively higher interest-rate environment. Key risks, barring those of the geopolitical or unknown variety, are most likely therefore pronounced in the U.S. considering its expansion led the recovery and the Fed first embarked in tightening its monetary policy. We think overly aggressive monetary policy, protectionist measures or even overheating could negatively impact the global growth story. And in the eurozone, risks of fragmentation and polarization are to be monitored closely as well as the potential and timing for the European Central Bank to begin tapering its own asset purchase program.

The March FOMC Minutes revealed a glimpse into the Fed’s plans for tapering its balance sheet; an area of primary concern over the medium term. Although at this time the Fed seems content to pursue a very transparent and passive approach to running off its balance sheet, the timing could potentially be impactful to financial conditions. However, financial institutions have vast excess reserves held on deposit at the Fed and are now less risk-averse, less capital constrained and are benefitting from an alleviation of certain regulatory burdens. In other words, the run-down of the Fed’s balance sheet need not directly impact the lending capacity of the financial system. Nevertheless, any indirect or psychological market impact that the unwind of these asset purchases may signal will certainly need to be monitored as many have credited the asset purchase programs with having dampened the volatility of asset prices since the financial crisis.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Managed International Opportunities Fund.

132	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Ivy Managed International Opportunities Fund

Ivy International Core Equity Fund, Class I	42.3%
Ivy Emerging Markets Equity Fund, Class I	17.4%
Ivy European Opportunities Fund, Class I	15.1%
Ivy Global Income Allocation Fund, Class I	15.0%
Ivy Global Growth Fund, Class I	10.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	133

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class Y
1-year period ended 3-31-17	6.48%	8.39%	12.44%	6.54%	13.32%	12.78%	13.10%
5-year period ended 3-31-17	3.96%	4.19%	4.44%	4.05%	5.47%	—	5.30%
10-year period ended 3-31-17	—	—	—	—	—	—	—
Since Inception of Class through 3-31-17(6)	1.82%	1.75%	1.67%	1.91%	2.75%	5.07%	2.49%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class A shares, 4-2-07 for Class B shares, 4-2-07 for Class C shares, 4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 4-2-07 for Class Y shares (the date on which shares were first acquired by shareholders).

On March 17, 2014, the Ivy Managed European/Pacific Fund merged into the Fund. Performance prior to such time in part reflects the Ivy Pacific Opportunities Fund’s former strategy and may have differed if the merger had not taken place.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

134	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Emerging Markets Equity Fund, Class I (A)	1,880	$32,851
Ivy European Opportunities Fund, Class I	987	28,418
Ivy Global Growth Fund, Class I (A)	435	18,909
Ivy Global Income Allocation Fund, Class I	1,880	28,310
Ivy International Core Equity Fund, Class I	4,422	79,911

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$188,399
(Cost: $163,068)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.2%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (B)	$437	$437

TOTAL SHORT-TERM SECURITIES – 0.2%		$437
(Cost: $437)

TOTAL INVESTMENT SECURITIES – 100.0%		$188,836
(Cost: $163,505)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(79)
NET ASSETS – 100.0%		$188,757

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$188,399	$—	$—
Short-Term Securities	—	437	—
Total	$188,399	$437	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	135

MANAGEMENT DISCUSSION	IVY MICRO CAP GROWTH FUND

(UNAUDITED)

John Bichelmeyer

Below, John P. Bichelmeyer, CFA, portfolio manager of the Ivy Micro Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Bichelmeyer has managed the Fund since 2015 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Micro Cap Growth Fund (Class A shares at net asset value)	32.21%
Ivy Micro Cap Growth Fund (Class A shares including sales charges)	24.59%

Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	23.03%
(generally reflects the performance of smaller market cap company stocks within the growth market)
Russell Microcap Growth Index	20.17%
(generally reflects the performance of stocks in the smallest category of publicly traded companies within the growth market)
Lipper Small-Cap Growth Funds Universe Average	22.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Multiple indexes are shown because the Fund’s portfolio manager expects to typically invest in companies within a wider range of market capitalization. The performance discussion below is at net asset value.

Key Drivers

The investment landscape at the end of the first calendar quarter of 2017 looked quite different than it did just over a year ago. As a reminder, the start of the 2016 fiscal trading year was memorable for all the wrong reasons in that domestic equites collapsed due to fears such as failed U.S. monetary policy and a growth slowdown in China and other emerging markets. As a result, U.S. equities in 2016 generated the worst start to any year on record. Fast forward 12 months to March 31, 2017, and not only did equities recover from their losses, they rocketed off the lows and powered to new all-time highs.

So what happened? How was it that equites were able to power higher in light of major unexpected events such as Brexit and a political outsider being elected to the White House? Simplistically, as 2016 progressed and 2017 began, economic data improved meaningfully despite the doom and gloom prognostications that some had forecasted. With the U.S. and global economies performing significantly better than the feared, confidence re-emerged. Then, the surprise presidential election outcome triggered a sharp increase in both consumer and business confidence. Thus far, it appears that investors have embraced ideas such as a globally competitive tax rate, less regulation and faster economic growth, and as a result, the broader equity market raced to new all-time highs almost on a daily basis after the presidential election.

Fund performance

For the fiscal year ended March 31, 2017, the Fund’s benchmarks, the Russell Microcap Growth Index returned 20.2% and the Russell 2000 Growth Index returned 23.0%. The Ivy Micro Cap Growth Fund returned 32.2%.

The technology, health care, industrials and energy sectors were the biggest contributors to the Fund’s absolute performance during the fiscal year ended March 31, 2017. Various fundamental drivers caused each of these areas of the market to move sharply higher. Within technology, some of the specific factors include the exponential growth of internet bandwidth, rising demand for semiconductor capital equipment and a robust merger and acquisition (M&A) environment. In regard to health care, it remains a vibrant area that is ripe with new product innovation as well as M&A activity. Positive trends in industrials included an improving spending environment for both defense and telecommunications infrastructure. Lastly, the collapse in oil prices in early 2016 provided an opportunistic entry point in oil service and exploration and production (E&P) companies. As of March 31, 2017, oil prices had nearly doubled from the February 2016 lows and as a result, most of the Fund’s oil-related stocks rose significantly.

For the fiscal year, the most significant factor that contributed to the Fund’s relative performance versus the Russell Microcap Growth Index was the meaningful overweight in the technology sector. On average, the Fund’s holdings within this sector were up approximately 63%, which compares to an increase of approximately 29% for the benchmark’s technology holdings over the past 12 months. Health care was another standout sector for the Fund. Despite being underweight the sector, stock selection generated strong relative performance, as the average stock jumped over 31% in the portfolio versus the benchmark’s gain of approximately 14%. Lastly, the industrials sector generated significant relative outperformance given sharp increases in the shares of several holdings after posting robust financial results.

136	ANNUAL REPORT	2017

The primary area of weakness in the Fund on an absolute and relative basis was the consumer discretionary sector. This area of the market has proven difficult to navigate given a variety of headwinds, such as Amazon taking market share, higher labor costs and excess industry capacity in both the retail and restaurant industries.

Portfolio positioning

While benchmark weights are considered, the Fund is constructed on a name-by-name basis. This means it is not uncommon to have sector weights that deviate from the indexes. We view technology, health care and consumer discretionary as the areas that commonly have some of the best long-term, structural growth opportunities. As a result, the Fund’s largest absolute weightings typically fall within these three sectors.

On a relative basis, when compared to the Russell Microcap Growth Index, the Fund is meaningfully overweight the technology sector. Exposure is centered on some of the most attractive growth areas of the market – software, unified communications, security, optical components, semiconductor capital equipment and financial technology. Despite the headwinds mentioned above, the Fund is slightly overweight to consumer discretionary. The Fund’s exposure is concentrated on business models that we believe have the ability to be successful despite the sector’s difficulties. Energy is another overweight sector. While small in terms of overall percentage of the Fund, the dramatic decline in E&P capital spending over the past couple years and corresponding OPEC supply reductions have the potential to create a prolonged energy upcycle.

In terms of sector underweights, health care exposure remains significantly below the benchmark. This stems from the fact that the Russell Microcap Growth Index has a large weighting in unprofitable, cash flow negative biotech and pharmaceutical companies. We generally do not invest in such companies; as a reminder, our investment process tends to shy away from business models where the probability of success is difficult to ascertain and dependent upon the approval of a single product. Financials and industrials are also underweighted; however, these areas appear to be an increasingly attractive segment of the market given the prospects for less regulation, higher interest rates and accelerating economic growth.

Outlook

Looking forward, we are optimistic that the economic momentum that has developed over the past six to nine months is sustainable; however, there are some emerging signs that could potentially be indicating growth and profits might be flattening out. Additionally, we also believe that the transition to “Trumponomics” potentially involves some major economic changes that could significantly impact calendar year 2017’s investment landscape. Thus far, investors seem supportive of this unconventional administration’s broad proposals, based on the sharp rise in equities following the election; however, the inability to pass health care reform demonstrates to us that implementing President Trump’s agenda will most likely cause consternation in the marketplace throughout the upcoming year. While we can’t control the impact macroeconomic issues have on the market, we can control what companies are included in the Fund’s portfolio and that is where our focus will remain.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment. Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Micro Cap Growth Fund.

2017	ANNUAL REPORT	137

PORTFOLIO HIGHLIGHTS	IVY MICRO CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	94.7%
Information Technology	31.9%
Health Care	23.8%
Industrials	13.5%
Consumer Discretionary	12.5%
Energy	4.6%
Materials	3.7%
Consumer Staples	2.1%
Real Estate	1.6%
Financials	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.3%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	18/561	4
3 Year	481/501	96
5 Year	405/442	92

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
8x8, Inc.	Information Technology	Application Software
Tile Shop Holdings, Inc.	Consumer Discretionary	Home Improvement Retail
MYR Group, Inc.	Industrials	Construction & Engineering
Aerie Pharmaceuticals, Inc.	Health Care	Pharmaceuticals
PDF Solutions, Inc.	Information Technology	Semiconductor Equipment
NVE Corp.	Information Technology	Semiconductors
SPS Commerce, Inc.	Information Technology	Internet Software & Services
Kornit Digital Ltd.	Industrials	Industrial Machinery
Q2 Holdings, Inc.	Information Technology	Internet Software & Services
Nautilus Group, Inc. (The)	Consumer Discretionary	Leisure Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

138	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MICRO CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	24.59%	26.94%	31.19%	32.72%	32.96%	31.99%	32.39%
5-year period ended 3-31-17	6.55%	6.64%	7.03%	8.29%	—	—	8.45%
10-year period ended 3-31-17	—	—	—	—	—	—	—
Since Inception of Class through 3-31-17(6)	14.77%	14.34%	14.68%	16.08%	5.44%	11.11%	16.02%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	2-17-09 for Class A shares, 2-17-09 for Class B shares, 2-17-09 for Class C shares, 2-17-09 for Class I shares, 7-31-14 for Class N shares, 12-19-12 for Class R shares and 2-17-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	139

SCHEDULE OF INVESTMENTS	IVY MICRO CAP GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 2.9%
Motorcar Parts of America, Inc. (A)	154	$4,717

Home Improvement Retail – 4.0%
Tile Shop Holdings, Inc.	347	6,672

Leisure Products – 3.0%
Nautilus Group, Inc. (The) (A)	275	5,015

Restaurants – 1.1%
Carrols Restaurant Group, Inc. (A)	29	408
Kona Grill, Inc. (A)	235	1,481

		1,889

Specialty Stores – 1.5%
Sportsman’s Warehouse Holdings, Inc. (A)	528	2,524

Total Consumer Discretionary – 12.5%		20,817
Consumer Staples

Distillers & Vintners – 1.6%
MGP Ingredients, Inc.	49	2,648

Packaged Foods & Meats – 0.5%
Inventure Foods, Inc. (A)	176	777

Total Consumer Staples – 2.1%		3,425
Energy

Oil & Gas Equipment & Services – 1.5%
Natural Gas Services Group, Inc. (A)	97	2,526

Oil & Gas Exploration & Production – 3.1%
Clayton Williams Energy, Inc. (A)	2	264
Earthstone Energy, Inc. (A)	92	1,173
Resolute Energy Corp. (A)	29	1,184
Ring Energy, Inc. (A)	236	2,553

		5,174

Total Energy – 4.6%		7,700
Financials

Regional Banks – 1.0%
State Bank Financial Corp.	63	1,638

Total Financials – 1.0%		1,638
Health Care

Biotechnology – 0.8%
Natera, Inc. (A)	150	1,335

Health Care Equipment – 10.4%
AxoGen, Inc. (A)	254	2,652
Entellus Medical, Inc. (A)	179	2,475
K2M Group Holdings, Inc. (A)	229	4,695
Obalon Therapeutics, Inc. (A)	166	1,775
Oxford Immunotec Global plc (A)	160	2,478

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment (Continued)
Tactile Systems Technology, Inc. (A)	166	$3,140

		17,215

Health Care Services – 1.0%
Teladoc, Inc. (A)	69	1,735

Health Care Supplies – 1.4%
ICU Medical, Inc. (A)	15	2,352

Health Care Technology – 4.6%
Evolent Health, Inc., Class A (A)	178	3,976
Omnicell, Inc. (A)	92	3,737

		7,713

Pharmaceuticals – 5.6%
Aerie Pharmaceuticals, Inc. (A)	140	6,363
Intersect ENT, Inc. (A)	115	1,970
Revance Therapeutics, Inc. (A)	44	919

		9,252

Total Health Care – 23.8%		39,602
Industrials

Aerospace & Defense – 2.8%
Mercury Computer Systems, Inc. (A)	120	4,698

Building Products – 3.2%
American Woodmark Corp. (A)	28	2,598
PGT, Inc. (A)	253	2,724

		5,322

Construction & Engineering – 3.9%
MYR Group, Inc. (A)	156	6,408

Industrial Machinery – 3.1%
Kornit Digital Ltd. (A)	269	5,132

Trucking – 0.5%
YRC Worldwide, Inc. (A)	77	848

Total Industrials – 13.5%		22,408
Information Technology

Application Software – 5.4%
8x8, Inc. (A)	459	7,006
BlackLine, Inc. (A)	66	1,952

		8,958

Communications Equipment – 2.1%
Oclaro, Inc. (A)	363	3,569

Internet Software & Services – 16.4%
2U, Inc. (A)	47	1,856
Cornerstone OnDemand, Inc. (A)	111	4,301
Five9, Inc. (A)	101	1,666
GTT Communications, Inc. (A)	173	4,202
Mimecast Ltd. (A)	219	4,904
Q2 Holdings, Inc. (A)	147	5,130
SPS Commerce, Inc. (A)	88	5,164

		27,223

COMMON STOCKS (Continued)	Shares	Value
IT Consulting & Other Services – 0.7%
Unisys Corp. (A)	82	$1,143

Semiconductor Equipment – 3.2%
PDF Solutions, Inc. (A)	236	5,338

Semiconductors – 3.1%
NVE Corp.	63	5,232

Systems Software – 1.0%
SecureWorks Corp., Class A (A)	172	1,636

Total Information Technology – 31.9%		53,099
Materials

Aluminum – 0.7%
Century Aluminum Co. (A)	91	1,160

Specialty Chemicals – 3.0%
Flotek Industries, Inc. (A)(B)	27	345
Flotek Industries, Inc. (A)	356	4,549

		4,894

Total Materials – 3.7%		6,054
Real Estate

Health Care REITs – 1.6%
Community Healthcare Trust, Inc.	112	2,671

Total Real Estate – 1.6%		2,671

TOTAL COMMON STOCKS – 94.7%		$157,414
(Cost: $120,060)

SHORT-TERM SECURITIES	Principal
Commercial Paper(C) – 3.3%
Sysco Corp.,
1.090%, 4-3-17	$5,449	5,449

Master Note – 2.3%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (D)	3,864	3,864

TOTAL SHORT-TERM SECURITIES – 5.6%		$9,313
(Cost: $9,312)

TOTAL INVESTMENT SECURITIES – 100.3%		$166,727
(Cost: $129,372)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(442)

NET ASSETS – 100.0%		$166,285

140	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MICRO CAP GROWTH FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $345 or 0.2% of net assets.

(C)	Rate shown is the yield to maturity at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$157,414	$—	$—
Short-Term Securities	—	9,313	—
Total	$157,414	$9,313	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	141

MANAGEMENT DISCUSSION	IVY MID CAP GROWTH FUND

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Nathan A. Brown, CFA, and Kimberly A. Scott, CFA, co-portfolio managers of Ivy Mid Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Brown became co-portfolio manager in October 2016 and has 17 years of industry experience. Ms. Scott has managed the Fund since 2001 and has 30 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	13.99%
Ivy Mid Cap Growth Fund (Class A shares including sales charges)	7.42%

Benchmark(s) and/or Lipper Category
Russell Midcap Growth Index	14.07%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-cap Growth Funds Universe Average	15.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The mid-cap growth sector of the market as measured by Russell Midcap Growth Index, the Fund’s benchmark, gained 14.07% in the 12-month period ended March 31, 2017. During this same period, the Ivy Mid Cap Growth Fund gained 13.99% before accounting for sales charges.

Contributors and detractors over the period

The technology, financials, energy, health care and materials sectors all had a combination of stock picking and sector allocation that contributed to the Fund’s performance. Sector allocation was a significant contributor to the Fund following the U.S. presidential election in November, as expectations about Trump administration policies played out to the positive in groups like financials and industrials. The Fund had no exposure at the end of the period to real estate and utilities, , both sectors underperformed the index and thus benefited the Fund’s performance relative to the index. Equity options also contributed modestly to relative performance adding 33 basis points to the return.

Those sectors that made a negative contribution to Fund performance were consumer discretionary and consumer staples, where stock selection remained a drag on performance, and telecommunications, to which the Fund has zero exposure, and which outperformed in the index. This impact was minor at -2 basis points.

Our technology sector exposure made the greatest positive contribution to the Fund’s return for the fiscal year. The Fund’s was overweight this outperforming sector, and very strong returns across most of our well-diversified holdings overcame even the absence of NVIDIA Corporation in the portfolio, which added 128 basis points of performance to the index. The top five technology holdings were a well-diversified group within the sector that contributed a combined 246 basis points of relative performance to the overall portfolio for the period. Microchip Technologies, Inc., a microcontroller semiconductor company and a long-held Fund position, delivered the strongest performance across our technology names, as strong demand for its products and the very successful integration of a recent acquisition drove strong sales and earnings results for the company. Mobileye, N.V. was another strong performer, as the company received a buyout offer from Intel late in the year. Our goal to capitalize on automotive technology innovation, particularly around active safety, played out sooner than expected given the buyout offer and we have sold Mobileye.

Electronic Arts and ServiceNow, two long-time positions and strong growth companies in the technology sector, also delivered strong results during the reporting period, as did Harris Corp.

The Fund’s financials holdings performed well. The Fund was well-overweight this outperforming sector, and the Fund benefitted from bank exposure relative to its index. First Republic Bank and Northern Trust Corp. turned in very strong performances, while Signature Bank lagged somewhat. All three banks had strong back half of the year gains following the U.S. presidential election when interest rates rose, widening the yield curve, portending better earnings ahead for much of the financial services sector. CME Group Inc. was another strong financial sector performer, as its business benefits from hedging activities in the fixed income, equities and commodities markets. Greater activity and volatility across the board in capital markets is generally good for CME’s business.

The Fund’s energy exposure made a strong positive contribution to the Fund’s performance. The Fund was overweight this outperforming sector, and two holdings in particular significantly outperformed the group in the index. Continental Resources,

142	ANNUAL REPORT	2017

Inc. had the strongest performance. Cimarex Energy Co. also strongly outperformed. Nobel Energy and Cabot Oil & Gas were laggards coming out of the final quarter of the trailing 12 months, but posted positive absolute returns for the fiscal year.

The Fund’s health care exposure contributed positively to relative performance, as strong outperformance by many of its largest holdings greatly outweighed weakness in a number of smaller positions. Alkermes Plc., Intuitive Surgical, Inc., Align Technology, Inc., Medivation, Inc. and Zoetis, Inc. were all standout performers across pharmaceuticals and medical technology sectors. Medivation delivered the strongest absolute return in the group and in the portfolio for the fiscal year related to a buyout offer from Pfizer late last summer.

The Fund’s materials exposure strongly outperformed this outperforming sector within the index. The Fund had no exposure to the underperforming real estate and utilities sectors, which contributed 24 and zero basis points to Fund performance, respectively. Equity options contributed 33 basis points to Fund performance.

The sector allocation effect was an important factor for Fund performance, particularly given the Fund’s overweight positions in the financials and energy sectors, which were very strong outperformers in both the Fund and the index. Stock selection was an overall detractor, especially in the consumer staples and consumer discretionary sectors, where we owned many weak names. The currency effect on the portfolio was a negative 18 basis points, primarily related to ownership of Burberry and the weakness of the British pound post Brexit. Burberry made an overall small positive contribution to portfolio performance last fiscal year, as the performance of the stock more than offset the currency impact.

Industrials stocks were a source of slight underperformance for the Fund relative to the group within the index last fiscal year ended Dec. 31, 2016; however, we saw recoveries in many holdings that had been weak for the past two years related to soft industrials demand from their energy, mining and agriculture customers. Fastenal Co. and Generac Holdings, Inc. backed off of some of their earlier strength as we exited the fiscal year, but we expect both companies to be beneficiaries of improving business outlooks. Verisk Analytics, Inc., which is a business services company providing risk analytics and decision-making information for insurance companies, underperformed last fiscal year as investors rotated away from more stable and defense names into more cyclically oriented industrials stocks.

The Fund’s consumer discretionary holdings were broadly weak over the past fiscal year. The Fund’s was underweight this underperforming sector, but our exposure to the retail and related sectors was a liability for the Fund when e-commerce activity accelerated, taking market share and requiring many retailers to increase investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expenses pressured the profitability of many companies. Other key factors impacting retailers were weak demand in emerging markets and appreciation of the dollar, which hurt many based both on currency translation effects and the ultimate negative impact on travel to the U.S. and the related demand for goods in flagship stores in markets such as New York City. The dollar appreciation impact began to fade somewhat mid-year, giving relief to some companies, such as Tiffany & Company, which saw its business begin to improve. Other notably weak stocks in our Consumer Discretionary group were Tractor Supply, which experienced weaker than expected sales last year related to unusually warm weather early in the year, and Mattel, Inc., which has not been able to sufficiently restart its growth engine given license losses and demand challenges in many of its franchise products. We retain Tractor Supply in the portfolio, as we see a clear opportunity for the company to continue to grow it store base, sales and earnings over the next three to five years. We have sold Mattel, as we are unconvinced of the company’s ability to effectively deliver growth at a level that will translate into acceptable Fund returns over the investable time horizon. We have also exited the Fund’s positions in Bed Bath & Beyond and DSW Inc.

The Fund’s consumer staples exposure also made a negative contribution to the Fund’s performance over the past 12 months, with Mead Johnson, Inc., the weakest of the Fund’s holdings. We have sold the stock. Whole Foods Market, Inc. and Hain Celestial Group, Inc. also delivered weak performance, as both faced competitive pressures and food deflation that impacted sales growth. Both Whole Foods and Hain Celestial have been highly successful leaders in the growth of the organic and natural foods industry, setting a pace and an example that has fostered competition. We believe these companies will continue to lead in this robust sector, which the stocks will once again reflect as management teams address the near term dislocations and questions about their positions in the marketplace. Hain Celestial also announced that it would undergo a review of its financial statements related to a revenue recognition issue surrounding the accounting for promotions to distributors. Independent counsel has found no evidence of wrongdoing on Hain’s part and the stock has begun to recover. Finally, Blue Buffalo Pet Products, Inc., an innovator in the organic and natural pet food business, also performed poorly last year, facing some of the same challenges as Whole Foods and Hain Celestial in the organic and natural food business.

The Fund had no exposure to the telecommunications sector, which outperformed last fiscal year, impacting performance by 2 basis points to the negative. Our cash position averaged 0.88% across the year and impacted the Fund by 22 basis points to the negative. Equity options were 33 basis points to the positive.

Outlook

The Russell Midcap Growth Index’s point-to-point performance of +14.07% for the past 12 months was a fairly smooth upward movement except for an overall flat performance in the December 2016 quarter. Pre-election weakness gave way to

2017	ANNUAL REPORT	143

post-election strength and considerable sector rotation. A strong positive reaction to the election of Donald Trump as president and his policy intentions carried the market to its highs to close the 2016 calendar year, and near levels first seen in the spring of 2015.

We believe that the market will deliver positive returns in 2017 based on accelerating economic growth around the globe, vastly improved corporate profits in the U.S. as compared to the last two years, and the potential benefits of pro-growth, pro-cyclical policies from a Trump administration that can enhance an already positive environment. Economic activity in the U.S. continues at a low but stable pace, with the potential for stronger growth as the energy industry gets back to work, housing demand continues to improve, and consumption in general remains firm tied to ongoing strength in jobs and wage gains. Global industrial production is accelerating as evidenced by the Purchasing Managers Indexes (PMIs) in many countries. Interest rates, while increasing, still seem supportive of investment and growth, as does the credit environment. The valuation on the market has expanded with last fiscal year’s gains, but in our view the levels are reasonable to support further market appreciation as we discount corporate profits ahead. We think that the pro-growth stance of the Trump administration should provide underlying support for a profit and market outlook that was encouraging even pre-election.

We believe that a more supportive regulatory and taxation environment and a drive to invest in the U.S. could lift an already improving economic and profit picture to a higher level. It will be important to monitor the response from the credit markets, as higher interest rates could have a dampening impact on a stronger growth scenario. Finally, we believe that the trajectory of the market’s response is unlikely to be one of consistent, steady growth, but rather unfold in more fits and starts, as the negotiations around what should likely be drastically changed policies begin.

The Fund continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance. It is overweight the energy, industrials, technology, financials and health care sectors. Health care, while often considered defensive, remains one of the higher growth sectors in our universe. The Fund has recently achieved a slight overweight position to the industrials sector, as we see an opportunity for many companies to benefit from a recovery in industrials demand as the energy patch recovers, in addition to benefitting from fiscal spending initiatives of the Trump administration.

The Fund holds an underweight position in the consumer discretionary, consumer staples and materials sectors and no exposure to the real estate, telecommunications and utilities sectors. The climate for many consumer discretionary companies in general, and for many retailers, specifically, remains very difficult. We believe that the consumer discretionary sector should benefit from firmer economic growth and consumption, but secular structural issues for many of the companies, particularly in retail and related areas, limit our enthusiasm for much of the group at this time. While we have seen some progress in some pockets of the retail sector, we are generally guarded in our approach to owning names in this group, as we expect to see continued pressures on growth and margins. We also expect that early year seasonal weakness in consumer spending may pass, with improvements possible into the spring and summer that could provide a lift for companies in the sector.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may utilize derivative instruments both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, or to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund.

144	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY MID CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	26.7%
Health Care	18.1%
Consumer Discretionary	17.4%
Industrials	15.5%
Financials	9.9%
Consumer Staples	6.2%
Energy	4.2%
Materials	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	268/395	68
3 Year	308/361	86
5 Year	287/321	90
10 Year	68/228	30

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Fastenal Co.	Industrials	Trading Companies & Distributors
Intuitive Surgical, Inc.	Health Care	Health Care Equipment
Zoetis, Inc.	Health Care	Pharmaceuticals
CoStar Group, Inc.	Information Technology	Internet Software & Services
Electronic Arts, Inc.	Information Technology	Home Entertainment Software
Tiffany & Co.	Consumer Discretionary	Specialty Stores
Microchip Technology, Inc.	Information Technology	Semiconductors
CME Group, Inc.	Financials	Financial Exchanges & Data
Trimble Navigation Ltd.	Information Technology	Electronic Manufacturing Services
Tractor Supply Co.	Consumer Discretionary	Specialty Stores

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	145

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	7.42%	9.07%	13.19%	7.49%	14.31%	14.51%	13.68%	14.08%
5-year period ended 3-31-17	6.97%	7.24%	7.48%	6.78%	8.58%	—	7.94%	8.32%
10-year period ended 3-31-17	7.45%	7.28%	7.32%	—	—	—	7.88%	8.30%
Since Inception of Class through 3-31-17(6)	—	—	—	7.17%	8.54%	5.66%	—	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

146	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 4.7%
Burberry Group plc (A)	1,726	$37,272
Kate Spade & Co. (B)	1,550	36,015
lululemon athletica, Inc. (B)	609	31,601

		104,888

Auto Parts & Equipment – 2.1%
BorgWarner, Inc.	1,111	46,432

Homefurnishing Retail – 1.4%
Williams-Sonoma, Inc.	581	31,163

Internet & Direct Marketing Retail – 0.4%
Duluth Holdings, Inc., Class B (B)	414	8,821

Leisure Products – 2.1%
Polaris Industries, Inc.	542	45,451

Restaurants – 2.0%
Dunkin’ Brands Group, Inc.	806	44,094

Specialty Stores – 4.7%
Tiffany & Co.	598	56,990
Tractor Supply Co.	698	48,174

		105,164

Total Consumer Discretionary – 17.4%		386,013
Consumer Staples

Food Retail – 2.1%
Whole Foods Market, Inc.	1,558	46,304

Packaged Foods & Meats – 4.1%
Blue Buffalo Pet Products, Inc. (B)	1,261	29,000
Hain Celestial Group, Inc. (The) (B)	904	33,622
Lance, Inc.	714	28,786

		91,408

Total Consumer Staples – 6.2%		137,712
Energy

Oil & Gas Exploration & Production – 4.2%
Cabot Oil & Gas Corp.	997	23,841
Cimarex Energy Co.	160	19,066
Continental Resources, Inc. (B)	553	25,122
Noble Energy, Inc.	715	24,557

		92,586

Total Energy – 4.2%		92,586
Financials

Asset Management & Custody Banks – 1.1%
Oaktree Capital Group LLC	530	23,991

Diversified Banks – 2.0%
Northern Trust Corp.	516	44,646

COMMON STOCKS (Continued)	Shares	Value
Financial Exchanges & Data – 3.1%
CME Group, Inc.	460	$54,695
MarketAxess Holdings, Inc.	85	15,914

		70,609

Regional Banks – 3.7%
First Republic Bank	467	43,786
Signature Bank (B)	256	38,056

		81,842

Total Financials – 9.9%		221,088
Health Care

Biotechnology – 5.2%
ACADIA Pharmaceuticals, Inc. (B)	1,107	38,062
Alkermes plc (B)	746	43,613
BioMarin Pharmaceutical, Inc. (B)	381	33,436

		115,111

Health Care Equipment – 5.1%
Edwards Lifesciences Corp. (B)	469	44,104
Intuitive Surgical, Inc. (B)	92	70,236

		114,340

Health Care Facilities – 0.7%
Acadia Healthcare Co., Inc. (B)	363	15,840

Health Care Services – 1.6%
Laboratory Corp. of America Holdings (B)	247	35,366

Health Care Supplies – 1.6%
Align Technology, Inc. (B)	309	35,452

Pharmaceuticals – 3.9%
Jazz Pharmaceuticals plc (B)	39	5,658
Pacira Pharmaceuticals, Inc. (B)	296	13,502
Zoetis, Inc.	1,255	66,994

		86,154

Total Health Care – 18.1%		402,263
Industrials

Air Freight & Logistics – 2.2%
Expeditors International of Washington, Inc.	848	47,883

Building Products – 3.1%
A. O. Smith Corp.	526	26,907
Allegion plc	109	8,220
Fortune Brands Home & Security, Inc.	563	34,284

		69,411

Construction Machinery & Heavy Trucks – 2.0%
WABCO Holdings, Inc. (B)	152	17,866
Westinghouse Air Brake Technologies Corp.	333	26,009

		43,875

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 1.0%
Generac Holdings, Inc. (B)	620	$23,114

Industrial Machinery – 1.7%
IDEX Corp.	394	36,813

Research & Consulting Services – 1.5%
Verisk Analytics, Inc., Class A (B)	425	34,451

Trading Companies & Distributors – 4.0%
Fastenal Co.	1,728	88,968

Total Industrials – 15.5%		344,515
Information Technology

Application Software – 2.9%
Ellie Mae, Inc. (B)	236	23,696
Guidewire Software, Inc. (B)	472	26,589
Tyler Technologies, Inc. (B)	91	14,090

		64,375

Communications Equipment – 2.3%
Arista Networks, Inc. (B)	118	15,572
Harris Corp.	326	36,320

		51,892

Electronic Manufacturing Services – 2.3%
Trimble Navigation Ltd. (B)	1,569	50,212

Home Entertainment Software – 2.7%
Electronic Arts, Inc. (B)	659	59,031

Internet Software & Services – 8.5%
CoStar Group, Inc. (B)	294	60,862
GrubHub, Inc. (B)	1,131	37,188
MercadoLibre, Inc.	227	48,022
Pandora Media, Inc. (B)	3,599	42,504

		188,576

Semiconductors – 4.0%
Maxim Integrated Products, Inc.	711	31,976
Microchip Technology, Inc.	772	56,924

		88,900

Systems Software – 4.0%
Red Hat, Inc. (B)	510	44,085
ServiceNow, Inc. (B)	524	45,807

		89,892

Total Information Technology – 26.7%		592,878
Materials

Fertilizers & Agricultural Chemicals – 1.1%
Scotts Miracle-Gro Co. (The)	251	23,408

Specialty Chemicals – 0.6%
Axalta Coating Systems Ltd. (B)	440	14,171

Total Materials – 1.7%		37,579

TOTAL COMMON STOCKS – 99.7%		$2,214,634
(Cost: $1,773,512)

2017	ANNUAL REPORT	147

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2017

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 0.6%
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
1.050%, 4-4-17	$5,000	$4,999
McCormick & Co., Inc.,
1.050%, 4-6-17	5,000	4,999
Sysco Corp.,
1.090%, 4-3-17	1,619	1,619

		11,617

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (D)	$710	$710

TOTAL SHORT-TERM SECURITIES – 0.6%		$12,327
(Cost: $12,328)

Value
TOTAL INVESTMENT SECURITIES – 100.3%	$2,226,961
(Cost: $1,785,840)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%	(6,626)

NET ASSETS – 100.0%	$2,220,335

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$2,214,634	$—	$—
Short-Term Securities	—	12,327	—
Total	$2,214,634	$12,327	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

148	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, portfolio managers of Ivy Mid Cap Income Opportunities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Ms. Scott has 30 years of industry experience and Mr. Brown has 17 years of industry experience. They have co-managed the Fund since its inception on October 1, 2014.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy Mid Cap Income Opportunities Fund (Class A shares at net asset value)	17.10%
Ivy Mid Cap Income Opportunities Fund (Class A shares including sales charges)	10.33%

Benchmark(s) and/or Lipper Category
Russell Midcap Index	17.03%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Core Funds Universe Average	18.00%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

2016 was an eventful period for the financial markets broadly with two major events driving most of the news flow: the election of Donald Trump to U.S. president and a recovery in oil prices bolstered by an OPEC production cut. Both events were viewed favorably by the equity markets as the prospect for lower tax rates, less regulation, and promise of growth accrued to the positive in investors’ minds while the risk of more corporate defaults in the energy sector diminished. Many economic optimism surveys have reached levels not seen in a decade or more. The economy has continued to recover with a growing sum of evidence it will accelerate over the coming quarters. This has caused the Federal Reserve (Fed) to be more aggressive with interest rate increases recently as well as building the rhetoric around more to come in the near future.

The Russell Midcap Index, the Fund’s benchmark, produced a solid 17.0% gain in the 12-month period ended March 31, 2017. The index’s more cyclical sectors, technology (up 32.0%), financials (up 32.0%), materials (up 23.6%), energy (up 23.6%), and industrials (up 19.7%) faired the best during the measurement period, as the risks to the economy began to fade while the optimism grew. Despite a better backdrop from a macroeconomic perspective, the consumer discretionary sector (up 4.1%) is continuing to struggle given that e-commerce sales are growing and brick and mortar companies are being negatively impacted by store closures and bankruptcies. As investors moved toward more cyclical sectors, the more stable sectors, telecommunications (down 1.6%), consumer staples (up 4.8%), real estate (up 6.9%) and utilities (up 8.2%), all struggled on a relative basis.

Stocks with income yields (both return of capital or dividends) outperformed their non-dividend paying brethren during the measurement period. That said, dividend paying stock performance was a bit more selective than it has been in the past couple of years with the highest dividend yielding securities, greater than 2.9%, actually underperforming the benchmark. This was at least partially due to the increase we saw in long-term interest rates during the fiscal year, particularly following the U.S. election making the relative value of dividend paying stocks less attractive to fixed-income securities.

Strategy, contributors and detractors

The Fund increased 17.1% during the year, outperforming its benchmark for the 12-month period ended March 31, 2017. Dividend income produced nearly 4% of performance during the fiscal year. All of the Fund’s performance during the measurement period can be attributed to sector allocation and neutral stock selection.

Most of the Fund’s sector allocation stayed consistent throughout the period. We remained overweight in materials, energy and technology. We also remained underweight in financials, real estate (a new sector broken out from financials in 2016), utilities and industrials. Over the measurement period, we significantly increased our weight in consumer discretionary as it moved into our largest overweight in the portfolio. This was a result of some great valuation opportunities we saw during the fiscal year. The overweight position decreased at the end of the fiscal year given some portfolio changes, but we still remain overweight in consumer discretionary.

Fund performance fell predominately into three sectors: energy, utilities and industrials. As stated, we remained overweight in the significantly outperforming energy sector throughout the fiscal year as oil prices recovered. All of our

2017	ANNUAL REPORT	149

energy stocks significantly outperformed the benchmark, with exceptionally strong performance from Targa Resources and Plains All American Pipeline. Both of these companies focus on oil and natural gas infrastructure with significant exposure to the Permian Basin, the geography with the best growth prospects in the U.S. Similar to the energy overweight, our underweight position in the underperforming utilities sector provided positive relative performance. During the fiscal year, we maintained our exposure to the sector but changed the underlying securities. We sold American Water Works as it hit our price target and we moved into OG&E Energy, an electric utility that also has a significant ownership stake in oil and gas infrastructure assets. While we were underweight in the outperforming industrials sector, our stock selection in this industry more than offset the slight allocation headwind. Republic Services, a trash collection company, and Rockwell Automation, an industrial automation provider, were the significant standouts in the portfolio as both benefited from an improved economy as well as optimism for some of the changes in Washington and the potential for the positives it could mean for the underlying fundamentals for both companies.

Our performance in financials was quite challenged during the fiscal year. Weakness in that sector was caused by both our underweight position and our exposure to two specific securities, Artisan Partners Asset Management and BankUnited. Artisan Partners Asset Management’s business has continued to face challenges as capital flows are accruing into lower fee passive investment options where the company doesn’t have exposure. In addition, the company’s products have been poor relative performers in the market causing increased outflows. We have sold our position in this name. In addition, our exposure to BankUnited also pressured our performance in this sector. The company changed its strategy mid-year, slowing its growth. We sold the position after this change, a poorly timed decision given the strength in regional banks after the U.S. election.

Real estate was also an area of weakness in Fund performance despite our underweight to this underperforming sector. We owned Corrections Corporation, now CoreCivic, a private prison operator. The company’s business model fell under significant pressure upon the announcement that the federal government would no longer use private prisons for its federal prisoners. We sold the stock on this announcement as we worried about the integrity of the business model after this decision. This was also a poorly timed sale as the stock significantly increased in price after the results of the U.S. election. We have maintained our exposure in the real estate sector as we purchased American Campus Communities, a company focused on off-campus apartments around some of the largest colleges in the U.S.

Outlook

Since inception of the Fund, we have been watching several key variables to determine positioning. These variables (domestic economic growth, change in interest rates, change in commodity prices and foreign economic growth) have remained consistent over the fiscal years of the Fund and continue to be monitored.

Domestic economic growth: We remain constructive on the U.S. economy. Many of the surveys that measure optimism are at or near all-time highs and we expect this situation will continue to put an upward bias on economic growth in the U.S. As we anticipated, with higher oil prices and better inventory positions, the industrials economy has been accelerating. We expect this acceleration to continue throughout the fiscal year. We believe the backdrop for the consumer will remain constructive with job growth, higher wages and manageable inflation. We are seeing cross-currents with the consumers’ willingness to spend despite high confidence levels as store-based retail has taken another leg down to start the fiscal year. We also saw disappointing auto sales in March. While there are secular pressures impacting the consumer discretionary space, we believe there are also some transitory issues as well that has made the start of calendar 2017 look worse than the true trend would suggest. These include difficult weather comparisons, a delay in tax refunds, and the “CNN effect” given the news coming out of Washington. We expect better trends to emerge throughout 2017.

Change in interest rates: While the Fed raised interest rates during the first quarter of 2017, long-term interest rates decreased. Consensus expects continued increases from the Fed throughout 2017 now that the U.S. economy appears to be on better footing. This should put upward pressure on the short-end of the curve. Given our outlook for an improving U.S. economy, we also believe there may be upward pressure on long-term interest rates, but understand that some technical factors may limit the pressure. Nonetheless, we continue to believe we can provide an attractive dividend yield versus those available in the fixed-income markets. The Fund has transitioned slightly to companies with even greater growth prospects.

Change in commodity prices: Commodity prices have leveled out after the sharp increase in fourth quarter of 2016 with oil down about 10% during the period. While these commodities may have finally set a floor in 2016, we do not anticipate significant inflation driven by commodity costs as supply of many of the commodities are abundant and the “flash to bang time” for producing is relatively short, thereby negating a supply-led shortage causing a spike. We do anticipate that commodity costs, which have been a nice tailwind to industrials companies, may become a headwind to profitability in 2017, but only modestly so.

Pressures on foreign economies: Of all the potential outcomes from President Trump, we think that the impact on foreign economies is by far the murkiest of all the issues. The U.S. dollar has appreciated smartly since the U.S. election and that

150	ANNUAL REPORT	2017

alone has the potential to cause pressures across the globe. Rhetoric around protectionist trade policy ran rampant ahead of the U.S. election, and the boarder tax adjustment could be a policy that could further enhance those concerns. Many U.S. manufacturers have moved production to lower cost regions around the world and to the extent they are incentivized, or more likely penalized for keeping those manufacturing plants abroad, it could have very negative ramifications for many of the world’s economies. We are, unfortunately, left with many unasked and unanswered questions as to the potential outcomes both positive and negative. In our view, the positive appears be that many of the world’s economies are on better footing as we are currently seeing solid trends out of Europe, China and Latin America.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Income Opportunities Fund.

2017	ANNUAL REPORT	151

PORTFOLIO HIGHLIGHTS	IVY MID CAP INCOME OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	96.7%
Consumer Discretionary	19.6%
Information Technology	17.9%
Industrials	11.3%
Materials	11.2%
Financials	8.6%
Energy	8.5%
Health Care	8.5%
Consumer Staples	5.6%
Utilities	2.8%
Real Estate	2.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Lipper Rankings

Category: Lipper Mid-Cap Core Funds	Rank	Percentile
1 Year	268/427	63

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Glacier Bancorp, Inc.	Financials	Regional Banks
Cinemark Holdings, Inc.	Consumer Discretionary	Movies & Entertainment
V.F. Corp.	Consumer Discretionary	Apparel, Accessories & Luxury Goods
Umpqua Holdings Corp.	Financials	Regional Banks
RPM International, Inc.	Materials	Specialty Chemicals
Leggett & Platt, Inc.	Consumer Discretionary	Home Furnishings
Republic Services, Inc., Class A	Industrials	Environmental & Facilities Services
Microchip Technology, Inc.	Information Technology	Semiconductors
Helmerich & Payne, Inc.	Energy	Oil & Gas Drilling
Rockwell Automation, Inc.	Industrials	Electrical Components & Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

152	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class N(4)	Class R	Class Y
1-year period ended 3-31-17	10.33%	16.19%	10.44%	17.49%	17.54%	16.58%	17.10%
5-year period ended 3-31-17	—	—	—	—	—	—	—
10-year period ended 3-31-17	—	—	—	—	—	—	—
Since Inception of Class through 3-31-17(5)	8.72%	10.52%	8.79%	11.68%	11.69%	10.85%	11.33%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	10-1-14 for Class A shares, 10-1-14 for Class C shares, 10-1-14 for Class E shares, 10-1-14 for Class I shares, 10-1-14 for Class N shares, 10-1-14 for Class R shares and 10-1-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	153

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.9%
V.F. Corp.	172	$9,478

Consumer Electronics – 2.8%
Garmin Ltd.	179	9,137

Home Furnishings – 2.9%
Leggett & Platt, Inc.	187	9,401

Leisure Products – 5.3%
Mattel, Inc.	348	8,912
Polaris Industries, Inc.	104	8,733

		17,645

Movies & Entertainment – 2.9%
Cinemark Holdings, Inc.	214	9,488

Restaurants – 2.8%
Cracker Barrel Old Country Store, Inc.	58	9,257

Total Consumer Discretionary – 19.6%		64,406
Consumer Staples

Household Products – 2.8%
Clorox Co. (The)	68	9,160

Packaged Foods & Meats – 2.8%
Kellogg Co.	125	9,047

Total Consumer Staples – 5.6%		18,207
Energy

Oil & Gas Drilling – 2.9%
Helmerich & Payne, Inc.	140	9,346

Oil & Gas Storage & Transportation – 5.6%
Plains All American Pipeline L.P.	293	9,247
Targa Resources Corp.	155	9,271

		18,518

Total Energy – 8.5%		27,864
Financials

Insurance Brokers – 2.8%
Arthur J. Gallagher & Co.	160	9,020

Regional Banks – 5.8%
Glacier Bancorp, Inc.	281	9,540
Umpqua Holdings Corp.	532	9,445

		18,985

Total Financials – 8.6%		28,005
Health Care

Health Care Distributors – 2.8%
Cardinal Health, Inc.	113	9,178

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment – 2.8%
Becton Dickinson & Co.	50	$9,211

Health Care Facilities – 2.9%
HealthSouth Corp.	216	9,258

Total Health Care – 8.5%		27,647
Industrials

Diversified Support Services – 2.8%
KAR Auction Services, Inc.	209	9,139

Electrical Components & Equipment – 2.8%
Rockwell Automation, Inc.	60	9,310

Environmental & Facilities Services – 2.9%
Republic Services, Inc., Class A	150	9,392

Office Services & Supplies – 2.8%
HNI Corp.	197	9,083

Total Industrials – 11.3%		36,924
Information Technology

Communications Equipment – 2.8%
Harris Corp.	83	9,230

Data Processing & Outsourced Services – 5.5%
Broadridge Financial Solutions, Inc.	132	9,000
Paychex, Inc.	154	9,048

		18,048

Electronic Equipment & Instruments – 1.3%
National Instruments Corp.	126	4,107

Semiconductors – 8.3%
Maxim Integrated Products, Inc.	201	9,053
Microchip Technology, Inc.	127	9,350
Xilinx, Inc.	151	8,755

		27,158

Total Information Technology – 17.9%		58,543
Materials

Fertilizers & Agricultural Chemicals – 2.8%
Scotts Miracle-Gro Co. (The)	97	9,033

Paper Packaging – 5.5%
Avery Dennison Corp.	114	9,219
Sonoco Products Co.	172	9,094

		18,313

Specialty Chemicals – 2.9%
RPM International, Inc.	171	9,421

Total Materials – 11.2%		36,767

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Residential REITs – 2.7%
American Campus Communities, Inc.	183	$8,714

Total Real Estate – 2.7%		8,714
Utilities

Electric Utilities – 2.8%
OGE Energy Corp.	262	9,178

Total Utilities – 2.8%		9,178

TOTAL COMMON STOCKS – 96.7%		$316,255
(Cost: $273,691)

SHORT-TERM SECURITIES	Principal
Commercial Paper (A) – 1.2%
Sysco Corp.,
1.090%, 4-3-17	$3,744	3,744

Master Note – 1.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (B)	5,006	5,006

TOTAL SHORT-TERM SECURITIES – 2.7%		$8,750
(Cost: $8,750)

TOTAL INVESTMENT SECURITIES – 99.4%		$325,005
(Cost: $282,441)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		1,986

NET ASSETS – 100.0%		$326,991

154	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at March 31, 2017.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$316,255	$—	$—
Short-Term Securities	—	8,750	—
Total	$316,255	$8,750	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Inberbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	155

MANAGEMENT DISCUSSION	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund (the “Fund”), discusses positioning, performance and results for the fiscal year ending March 31, 2017. He has managed the Fund since 2008 and previously was the manager of the Fund from 2000 through 2007. He has 28 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Ivy Municipal Bond Fund (Class A shares at net asset value)	-0.26%
Ivy Municipal Bond Fund (Class A shares with sales charge)	-4.51%

Benchmark(s) and/or Lipper Category
S&P Municipal Bond Index	0.55%
(generally reflects the performance of the U.S. municipal bond market)
Lipper General & Insured Municipal Debt Funds Universe Average	-0.06%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

The Fund slightly underperformed its benchmark and Lipper peer group in the past fiscal year. Underperformance can be primarily explained by Fund expenses (relative to benchmark), and unfortunate timing as it relates to investing large positive fund flows near the top of the market.

Heavy investor flows into the asset class overwhelmed new issue supply during the first six months of the fiscal year. Extreme stimulative monetary policy operations by the U.S. Federal Open Market Committee (FOMC) as well as the European Central Bank (ECB), Bank of Japan (BOJ), and the People’s Bank of China (PBOC), drove many high quality global fixed income yields to extremely low, and even negative levels. Non-traditional and foreign buyers emerged searching for attractive absolute yields in a yield starved global environment, putting additional downward pressure on municipal yields. Heightened risk and uncertainty around the United Kingdom’s vote in June 2016 to leave the European Union (Brexit) put additional downward pressure on rates, as investors were fleeing risk assets and seeking the safety of high quality fixed income assets. Municipal 10-year yields hit all-time recorded low levels in the second quarter of 2016, while 30-year municipal yields broke the all-time low level in in the third quarter of 2016. During the third quarter of 2016, interest rates backed up slightly from the record lows set in the prior quarter as the market reversed some of the flight to quality trades placed when the Brexit vote did not result in economic turmoil, as some had predicted. The third quarter was also impacted by an increased level of uncertainty around the U.S. FOMC monetary policy timetable going forward, heightened uncertainty around the upcoming U.S. Presidential election, and a long awaited ramp up in municipal new issue supply.

The election of Donald J. Trump in November 2016 was a market game changer. In response to the election outcome, interest rates spiked sharply and global equity markets rallied, driven by the following factors: (1) expectations for both individual and corporate tax reform, (2) expectations for a more business-friendly regulatory environment, with rollbacks of certain growth-stunting regulations, (3) anticipated high levels of fiscal stimulus that could be funded through any combination of private money, Treasuries and municipal bonds, (4) renewed “animal spirits” — the phrase used to describe human emotion that drives consumer confidence — and growth prospects, and (5) a recalibration of future inflation expectations, as a result of improving optimism. Municipal bonds underperformed Treasuries during the fourth quarter of 2016, as the market repriced in anticipation of expected tax reforms. The Federal Reserve (Fed) lifted the federal funds interest rate to .50% in December 2016, decoupling U.S. monetary policy from the policies of most other major global central banks. Overly optimistic Trump agenda expectations were tempered during the first quarter of 2017. Failure to push through the American Healthcare Act (AHCA), essentially a repeal and replace of the Affordable Care Act (ACA or Obamacare), cast doubt on the administration’s ability to pass any of the other elements of President Trump’s promised policy agenda. The administration appears distracted from aggressively pursuing the promised agenda by defending claims of Russian election tampering, among other accusations, while also facing escalated geopolitical tensions with North Korea and Syria, among other issues. Despite the recent setbacks, the Fed increased the interest rate to .75% at the March 2017 meeting, and signaled that it anticipates two more rate hikes in 2017.

The Fund both began and ended the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the 30-year bull market in bonds. Fund sensitivity to interest rates was held at a lower sensitivity level relative to the Fund benchmark throughout the fiscal year. This was achieved by holding a substantial cash position, as well as approximately 6.5% exposure to Municipal Floating Rate Notes and Municipal Auction Rate Notes. While the shorter duration strategy was a drag on performance over the first 6-months of the fiscal year, the strategy paid off

156	ANNUAL REPORT	2017

in the fourth quarter of 2016, as the market sold off dramatically on the heels of the Trump election. The Fund’s large cash position proved to be invaluable as shareholder redemptions spiked dramatically in the fourth quarter of 2016. Overall performance was dragged down by unfortunate timing as it relates to investing large positive fund flows near the top of the market. Portfolio turnover remained very low, as we felt that the Fund was structured appropriately entering the fiscal year.

Overall performance could have been enhanced if the Fund had increased exposure to the high yield sector of the market, especially tobacco bonds. However, investments in these areas were seen as a potential compromise of the positioning of the Fund as a high credit quality tax-free investment grade product with low NAV volatility. The Fund has a long-term track record of providing above average total returns to shareholders with one of the lowest volatility measures in the industry. We will not compromise our investment principles. We believe that investors should buy the Fund to stay rich, not to get rich. Therefore, we are not willing to take excessive credit and duration risks, or utilize leverage, in an effort to produce out-sized returns that historically have been unsustainable and subject investors to increased risk to the inevitable downside and a higher level of NAV volatility. We will not compromise our management discipline. Preservation of capital is an important consideration in our efforts.

Outlook

We are cautiously optimistic that the bulk of the Trump agenda will be implemented in a not overly watered down fashion. This has positive potential implications for economic growth, while also increasing the potential for higher inflation moving forward. However, there is a risk that implementation will take longer than currently anticipated. While there are signs that inflation is picking up by some measures, the market continues to be complacent, and in our view it is trading as if this is not a trend, but merely an uptick that will be reversed.

We enter the new fiscal year facing many of the same challenges that we faced entering fiscal year 2016: municipal market headline risk, interest rate risk, geopolitical risk, and inflation/deflation risk, among others. However, potential tax reform could be the most challenging risk that we will need to manage in the upcoming fiscal year. While we believe that there will be a reduction in both the individual and corporate tax rates with the new administration, the recent defeat of the AHCA legislation has likely slowed down the momentum. We do not believe that the municipal tax exemption is in jeopardy, as the municipal market is the most efficient infrastructure financing vehicle in the U.S., and could be very instrumental in funding much of President Trump’s projects, in addition to other funding sources. However, the tax code may be affected in ways that may make municipal bond interest less attractive to some buyers. We will continue to be diligent in monitoring all portfolio risks, as always.

These are very trying and volatile times for investors. While we expect U.S. gross domestic product to grow at a respectable level over the next year, there is much that could go wrong to curtail what appears to be a moderate U.S. economic recovery. The Fed has begun to tighten monetary policy, and has signaled that it expects to increase interest rates as many as two more times in 2017. The Fed has also begun to prepare the market for the potential end of balance sheet reinvestment, as securities on the balance sheet mature. If the Trump agenda gains support and momentum, the Fed may be more aggressive. Geopolitical and terror (ISIS) risks needs to be respected for their de-stabilizing potential. While not as robust as in past cycles, Chinese and Japanese economies appear to be improving, and there are signs that some European economies are beginning to experience positive growth. We remain cautiously optimistic that the U.S. economy will continue to grow modestly, and that situations outside of U.S. borders will not be powerful enough to derail the recovery. There is evidence that inflation expectations may be picking up, as the U.S. labor market continues to tighten. Other global central banks have also floated the idea of increased fiscal spending, and some are beginning to acknowledge that extreme monetary policy operations have reached the limits of creating a positive impact, with some suggesting that the time is approaching to reverse some of the stimulus operations.

We could be entering a challenging period for fixed income investors, and total return expectations should be tempered to some degree. It is difficult to fathom outsize total returns continuing into the future, especially given that interest rates are still extremely low by all historical measures. In this low yield environment, the Fund’s yield cushion does not provide much protection from capital losses when measuring total return. However, when rates begin to rise, we believe more attractive reinvestment opportunities should be available, which should boost portfolio income. The Fund’s cash position will also provide reinvestment opportunities at expected higher prevailing future rates.

We fully expect the municipal market to be influenced by risk on/risk off trades playing out in the Treasury market. We continue to be very cognizant that the pendulum may at some point swing back to renewed interest outside of the municipal bond asset class, which could potentially result in outflows from the investment grade municipal bond space. While we believe that the 30+ year bull market in bonds is nearing the end, or has already ended, we do not believe that a bear market is necessarily imminent in the short run. Bond yields could stay in a low, narrow range for the remainder of 2017, into 2018, or even longer. Very low, even negative, interest rates across the globe could continue to boost demand for higher yielding U.S. treasuries and municipal bonds, despite an improvement in the U.S. economy and increased domestic

2017	ANNUAL REPORT	157

inflation expectations. With the aging of the baby boomers, there is also a natural demographic pull into the safety of fixed income investments. The question becomes, what low levels of income will these investors tolerate before they move funds away from high quality, low yielding markets? We will closely monitor trends in the volume of new issues of municipal bonds. We will remain proactive and vigilant in assessing any risk to the Fund from a change in inflation expectations, as monetary policy continues to be extraordinarily accommodative, which in our view increases the risk of inflation in the future. While there are signs that inflation is picking up by some measures, the Fed is operating in a very cautious manner.

We fully anticipate an elevated level of “headline risk” in our market. This is the new normal. However, we believe that, despite all of the naysayers, the municipal bond market is and will remain a very strong market from a credit perspective. Since the 2008 financial crisis, there has been an average of 4.5 municipal defaults per year, up from an average of 1.3 defaults annually from 1970 to 2007, according to Moody’s. There were four defaults among Moody’s rated municipal issuers in 2016, all of which were Puerto Rico issuers. Municipal bond defaults continue to be heavily concentrated in the high yield category.

Given these crosscurrents, the high level of uncertainty on all fronts, and our aforementioned viewpoint on the eventual direction of interest rates, we expect to keep the interest rate sensitivity of the Fund lower than or neutral to the benchmark. We expect that the Fund will continue to hold an overweight cash position to give us the flexibility to take advantage of what we hope to be more attractive investment opportunities in the future. We also expect that the Fund will continue to hold a reduced level of overweight positions in low A — BBB investment grade credits, in an attempt to capture additional refinancing opportunities and credit upgrades. However, we do not anticipate actively adding lower quality exposure, and at this time we anticipate future investments to be higher quality in nature. Going forward, we expect to keep the average credit quality of the Fund in the A-AA range, while actively seeking relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross market technical factors. We expect to occasionally attempt to exploit trading opportunities in the high yield space, without compromising our style discipline. We believe that the Fund is well positioned relative to its peers entering the new fiscal year. The objective of the Fund remains the same: to provide income that is not subject to Federal income taxes, while maximizing tax-free total return. To achieve that objective, we plan to continue investing in short, intermediate and longer-term investment grade (primarily) municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

The Fund currently has an approximately 2% short position in 30-year U.S. Treasury futures. At fiscal year end the position was profitable and the manager intends to continue to hold the position at this juncture.

The Fund’s performance noted above is at NAV and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Exempt-interest dividends the Fund pays may be subject to state and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. These and other risks are more fully described in the Fund’s prospectus. Not all funds or fund classes may be offered at all broker/dealers.

The opinions expressed in this report are those of the portfolio manager and are currently on through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund’s performance.

158	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Bonds	89.4%
Municipal Bonds	89.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	10.6%

Lipper Rankings

Category: Lipper General Municipal Debt Funds	Rank	Percentile
1 Year	142/263	54
3 Year	190/231	82
5 Year	164/207	79
10 Year	66/152	44

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	79.6%
AAA	2.5%
AA	36.0%
A	31.3%
BBB	9.8%
Non-Investment Grade	9.8%
BB	0.9%
B	0.3%
CCC	0.2%
Non-rated	8.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	10.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	159

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class Y(5)
1-year period ended 3-31-17	-4.51%	-4.92%	-1.01%	-0.08%	-0.26%
5-year period ended 3-31-17	1.62%	1.56%	1.75%	2.73%	2.51%
10-year period ended 3-31-17	3.41%	3.22%	3.07%	—	3.80%
Since Inception of Class through 3-31-17(6)	—	—	—	4.11%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from September 24, 2008 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(6)	11-4-09 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

160	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS	Principal	Value
Alabama – 1.1%
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008,
6.750%, 7–1–33	$500	$536
The Spl Care Fac Fin Auth of Birmingham – Children’s Hosp, Hlth Care Fac Rev Bonds, Ser 2009,
6.000%, 6–1–39	750	828
Water Works Board of Birmingham, AL, Water Rev Bonds, Ser 2009-A,
5.125%, 1–1–34	750	802

		2,166

Arizona – 1.1%
AZ Cert of Part, Ser 2010A (Insured by AGM),
5.250%, 10–1–26	1,000	1,092
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008,
6.625%, 7–15–25	500	536
Univ Med Ctr Corp. (Tucson, AZ), Hosp Rev Bonds, Ser 2009,
6.500%, 7–1–39	500	559

		2,187

Arkansas – 0.5%
Board of Trustees of the Univ of AR, Var Fac Rev Bonds (Fayetteville Campus), Rfdg and Impvt Ser 2016A,
5.000%, 11–1–37	745	859

California – 13.1%
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G-1 (SIFMA Municipal Swap Index plus 110 bps),
2.010%, 4–1–45 (A)	1,500	1,504
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P. – Total Road Impvt Prog), Ser 2012B,
5.250%, 6–1–42	345	375
CA Muni Fin Auth, Cmnty Hosp of Cent CA Oblig Group Cert of Part,
5.500%, 2–1–39	460	497
CA Muni Fin Auth, Edu Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2016A,
5.000%, 6–1–36	1,000	1,057
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj), Ser 2002B,
5.250%, 6–1–23	415	424
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10–1–22	350	375

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Insd Rev Bonds (Henry Mayo Newhall Mem Hosp), Ser 2007A,
5.000%, 10–1–37	$500	$510
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase I Rfdg-CHF-Irvine LLC), Ser 2011,
5.000%, 5–15–21	1,365	1,517
CA Various Purp GO Bonds:
5.250%, 9–1–26	1,500	1,728
5.250%, 10–1–29	500	550
6.500%, 4–1–33	1,000	1,107
6.000%, 11–1–39	500	561
CA Various Purp GO Rfdg Bonds,
5.000%, 2–1–33	2,000	2,245
Cnty of Sacramento, Arpt Sys Sub and PFC/Grant Rev Bonds, Ser 2009,
5.125%, 7–1–25	500	525
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2013A,
5.000%, 6–1–30	1,000	1,130
La Quinta Redev Proj Areas No. 1 and 2, Tax Alloc Rfdg Bonds, Ser 2014A,
5.000%, 9–1–34	750	841
Los Angeles Unif Sch Dist (Cnty of Los Angeles, CA), GO Bonds, Election of 2005, Ser 2009F,
5.000%, 1–1–34	500	542
Modesto, CA, Irrigation Dist Fin Auth, Elec Sys Rev Bonds, Ser 2015A,
5.000%, 10–1–36	670	750
Mountain View Shoreline Reg Park Comnty (Santa Clara Cnty, CA), Rev Bonds, Ser 2011A,
5.000%, 8–1–21	250	284
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.750%, 11–1–39	250	286
Palomar Hlth, GO Rfdg Bonds, Ser 2016B,
4.000%, 8–1–37	1,000	1,020
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E:
5.250%, 10–1–20	570	640
6.000%, 10–1–25	445	508
San Jose, CA, Arpt Rev Bonds, Ser 2011A-1,
5.250%, 3–1–21	500	569
Santa Ana Unif Sch Dist (Orange County, CA), Election of 2008 Gen Oblig Bond, Series B,
0.000%, 8–1–37 (B)	1,455	613
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B,
6.000%, 7–1–27	500	532

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2011A:
5.250%, 10–1–24	$500	$574
5.000%, 12–1–24	500	570
Successor Agy to the Redev Agy of the City of Stockton, Tax Alloc Rfdg Bonds, Ser 2016A,
5.000%, 9–1–37	2,000	2,207
Trustees of the CA State Univ, Systemwide Rev Bonds, Ser 2015A,
5.000%, 11–1–38	500	570
Upland Unif Sch Dist (San Bernardino Cnty, CA), Election of 2008 GO Bonds, Ser A,
0.000%, 8–1–31 (B)	150	89
Vernon Elec Sys Rev Bonds, Ser 2012A,
5.500%, 8–1–41	315	348

		25,048

Colorado – 2.0%
Adams 12 Five Star Sch, Adams and Broomfield Cnty, CO Cert of Part, Ser 2008,
5.000%, 12–1–25	500	533
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010,
5.000%, 12–1–23	500	555
Joint Sch Dist No. 28J, Adams and Arapahoe Cnty, CO, GO Bonds, Ser 2008,
6.000%, 12–1–28	500	541
Lincoln Park Metro Dist, Douglas Cnty, CO, GO Rfdg and Impvt Bonds, Ser 2008,
6.125%, 12–1–30	500	518
Platte Vly Fire Protection Dist, Weld Cnty, CO, Cert of Part, Ser 2012,
5.000%, 12–1–36	300	321
Rgnl Trans Dist of CO, Cert of Part, Ser 2015A,
5.000%, 6–1–35	435	490
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1–15–30	750	844

		3,802

Connecticut – 0.7%
Cap City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D,
5.000%, 6–15–22	370	387
CT GO Bonds, Ser 2012D (SIFMA Municipal Swap Index plus 92 bps),
1.830%, 9–15–19 (A)	1,000	1,000

		1,387

2017	ANNUAL REPORT	161

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
District Of Columbia – 1.3%
DC GO Rfdg Bonds, Ser 2008F (Insured by BHAC),
5.000%, 6–1–19	$1,000	$1,048
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009,
6.375%, 10–1–39	750	845
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C,
6.500%, 10–1–41	500	638

		2,531

Florida – 6.9%
Brevard Cnty Hlth Fac Auth, Hlth Rev Bonds (Hlth First, Inc. Proj), Ser 2009B,
7.000%, 4–1–39	500	558
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009,
6.750%, 11–1–39	500	535
Citizens Ppty Ins Corp., Sr Secured Rev Bonds, Ser 2010A-1,
5.250%, 6–1–17	400	403
Fort Myers, FL, Cap Impvt and Rfdg Rev Bonds, Ser 2016 (Insured by BAMAC),
4.000%, 12–1–34	700	722
Hillsborough Cnty Aviation Auth, FL Intl Arpt, Sub Rev Bonds, Ser 2015B,
5.000%, 10–1–35	300	337
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A,
5.625%, 8–15–29	555	590
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008B,
8.000%, 8–15–32	600	701
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A,
5.500%, 10–1–36	500	548
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B,
5.000%, 10–1–23	500	559
Miami-Dade Cnty, FL, GO Bonds (Bldg Better Cmnty Prog), Ser 2008B,
6.250%, 7–1–26	500	533
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM),
5.250%, 10–1–22	500	589
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C (Insured by BHAC),
5.000%, 10–1–17	500	510
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A,
7.250%, 10–1–34	500	622

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Osceola Cnty, FL, Sales Tax Rev Rfdg Bonds, Ser 2016A,
5.000%, 10–1–37	$2,005	$2,240
Palm Beach Co, Hlth Fac Auth Rev Bonds (Lifespace Cmnty, Inc.), Ser 2015C,
5.000%, 5–15–30	1,000	1,129
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A,
5.750%, 7–1–20	500	524
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A,
5.875%, 8–1–40	500	573
St. Lucie, FL, Util Sys Rfdg Rev Bonds, Ser 2016,
4.000%, 9–1–34	1,000	1,036
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj), Ser 2011,
5.250%, 10–15–22	500	563

		13,272

Georgia – 0.3%
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D,
5.750%, 1–1–20	500	530

Hawaii – 1.5%
HI Arpt Sys Rev Bond, Rfdg Ser 2011,
5.000%, 7–1–21	1,000	1,134
HI Dept of Budget and Fin, Spl Purp Rev Bonds (The Queen’s Hlth Sys), Ser 2015A,
5.000%, 7–1–35	1,500	1,684

		2,818

Illinois – 6.3%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.000%, 5–1–26	150	148
Build IL Sales Tax Rev Bonds, Ser 2011,
5.000%, 6–15–27	500	550
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2015B,
5.000%, 1–1–34	1,000	1,113
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2016C,
5.000%, 1–1–34	1,500	1,679
City of Chicago, Second Lien Water Rev Bonds, Ser 2014,
5.000%, 11–1–39	1,500	1,590
City of Chicago, Second Lien Water Rev Bonds, Ser 2000,
5.000%, 11–1–30	500	549
IL Fin Auth, DePaul Univ Rev Bonds, Ser 2016,
5.000%, 10–1–41	2,410	2,657

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4–1–39	$500	$529
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B,
5.500%, 7–1–19	500	528
IL GO Bonds, Ser 2012A,
4.000%, 1–1–23	1,000	1,006
IL Muni Elec Agy, Power Supply Sys Rev Rfdg Bonds, Ser 2015A,
5.000%, 2–1–32	695	781
IL Sales Tax Rev Bonds (Jr Oblig), Ser 2013,
5.000%, 6–15–26	300	342
State of IL GO Bonds,
5.500%, 7–1–26	500	533

		12,005

Indiana – 1.1%
IN Fin Auth, Fac Rev Rfdg Bonds (Miami Correctional Fac – Phase II), Ser 2008C,
5.000%, 7–1–17	500	505
IN Muni Power Agy, Power Supply Sys Rfdg Rev Bonds, Ser 2016C,
5.000%, 1–1–39	1,000	1,114
Mt. Vernon Sch Bldg Corp. of Hancock Cnty, IN, First Mtg Bonds, Ser 2007 (Insured by AGM),
5.250%, 1–15–32	500	517

		2,136

Iowa – 1.8%
Altoona, IA, Annual Appropriation Urban Renewal Tax Incr Rev Bonds, Ser 2008,
6.000%, 6–1–34	1,000	1,058
Ames, IA, Hosp Rev Rfdg Bonds (Mary Greeley Med Ctr), Ser 2016,
4.000%, 6–15–35	1,510	1,549
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012,
5.000%, 9–1–33	750	891

		3,498

Kansas – 1.9%
Arkansas City, KS, Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009,
7.000%, 9–1–38	500	532
Saint Marys, KS, Pollutn Ctl Rev Bonds (Westn Res, Inc. Proj), Ser 1994 (Auction rate),
1.580%, 4–15–32 (A)	2,000	1,860
Shawnee Cnty, KS, Cert of Part (First Responders Comm Proj), Ser 2012,
5.000%, 9–1–24	1,050	1,160

		3,552

162	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Kentucky – 1.9%
Cmnwlth of KY, State Ppty and Bldg Comsn, Rev and Rev Rfdg Bonds, Proj No. 90,
5.750%, 11–1–19	$500	$536
Jefferson Cnty, KY, Envirnmt Fac Rev Bonds (Louisville Gas and Elec Co. Proj), Ser 2001A (Auction rate),
1.660%, 9–1–27 (A)	1,500	1,365
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
5.500%, 6–1–21	500	554
6.500%, 3–1–45	675	745
Louisville Rgnl Arpt Auth, Arpt Sys Rev Bonds, Ser 2008A,
5.250%, 7–1–28	500	525

		3,725

Louisiana – 2.5%
LA Citizens Prop Ins Corp., Assmt Rev Rfdg Bonds, Ser 2012,
5.000%, 6–1–24	500	583
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B,
6.000%, 10–1–44	750	839
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A-1,
6.000%, 1–1–23	500	539
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM),
5.000%, 12–1–26	1,500	1,703
Rgnl Transit Auth, New Orleans, LA, Sales Tax Rev Bonds, Ser 2010 (Insured by AGM),
5.000%, 12–1–22	1,000	1,114

		4,778

Maine – 1.3%
ME Tpk Auth, Tpk Rev Rfdg Bonds, Ser 2015,
5.000%, 7–1–34	2,255	2,565

Maryland – 0.8%
MD Econ Dev Corp., Pollutn Ctl Rev Rfdg Bonds (Potomac Elec Proj), Ser 2006,
6.200%, 9–1–22	500	548
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Johns Hopkins Hlth Sys Oblig Group Issue, Ser 2012D (3-Month U.S. LIBOR*0.67 plus 83 bps),
1.243%, 5–15–38 (A)	995	998

		1,546

Massachusetts – 0.6%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010,
6.375%, 7–1–30	485	520

MUNICIPAL BONDS (Continued)	Principal	Value
Massachusetts (Continued)
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009,
6.000%, 1–1–28	$510	$538

		1,058

Michigan – 4.0%
Kalamazoo Hosp Fin Auth, Hosp Rev Rfdg Bonds (Bronson Methodist Hosp), Ser 2003A,
5.000%, 5–15–26	500	518
Lincoln Consolidated Sch Dist, Cnty of Washtenaw and Wayne, MI, Rfdg Bonds, Ser 2016A,
5.000%, 5–1–35	500	557
MI Fin Auth, Rev Bonds (Detroit Sch Dist), Ser 2011,
5.500%, 6–1–21	1,000	1,038
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2015MI,
5.000%, 12–1–35	500	555
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2015I,
5.000%, 4–15–34	500	560
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2016I,
4.000%, 10–15–36	1,000	1,027
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009,
5.750%, 11–15–39	750	837
MI State Hosp Fin Auth, Var Rate Rev Bonds (Ascension Hlth Credit Group), Ser 1999B-4,
5.000%, 11–15–32	2,000	2,251
State Bldg Auth, MI, 2008 Rev Rfdg Bonds (Fac Prog), Ser I,
5.000%, 10–15–18	305	323

		7,666

Minnesota – 0.3%
Minneapolis-St. Paul Metro Arpt Comsn, Sub Arpt Rev Rfdg Bonds, Ser 2010D,
5.000%, 1–1–20	500	543

Mississippi – 0.4%
The Univ of Southn MS, S.M. Edu Bldg Corp., Rev Bonds (Campus Fac Impvt Proj), Ser 2009,
5.375%, 9–1–36	750	825

Missouri – 5.0%
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12–1–36	175	138
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children’s Mercy Hosp), Ser 2009,
5.625%, 5–15–39	750	818

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Indl Dev Auth of Joplin, MO, Hlth Fac Rev Bonds (Freeman Hlth Sys), Ser 2011,
5.500%, 2–15–31	$750	$816
Kansas City, MO, Spl Oblig Impvt and Rfdg Bonds (Downtown Arena Proj), Ser 2016E,
5.000%, 4–1–40	2,000	2,205
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Iatan 2 Proj), Ser 2015A,
5.000%, 12–1–37	1,000	1,110
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2016A,
5.000%, 12–1–40	1,000	1,108
Platte Cnty R-III Sch Dist Bldg Corp., Leasehold Rfdg and Impvt Rev Bonds, Ser 2008,
5.000%, 3–1–28	340	351
St. Louis Cnty, MO, Indl Dev Auth, Sr Living Fac Rev Bonds (Friendship Vlg Sunset Hills), Ser 2012,
5.000%, 9–1–32	1,120	1,195
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM),
0.000%, 7–15–36 (B)	2,350	1,027
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4–1–29	200	210
The Indl Dev Auth of St. Joseph, MO, Spl Oblig Rev Bonds (St. Joseph Sewage Sys Impvt Proj), Ser 2007,
4.375%, 4–1–18	100	100
The Indl Dev Auth of St. Louis, MO, Sr Living Fac Rev Bonds (Friendship Vlg of West Cnty), Ser 2007A,
5.500%, 9–1–28	500	503

		9,581

Nebraska – 1.2%
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2015A,
5.000%, 2–1–33	1,000	1,127
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2016A,
5.000%, 2–1–41	1,000	1,121

		2,248

Nevada – 0.6%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A,
8.000%, 6–15–30	500	574

2017	ANNUAL REPORT	163

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Nevada (Continued)
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008:
6.250%, 12–1–17	$270	$280
6.500%, 12–1–18	290	316

		1,170

New Hampshire – 0.4%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7–1–41	150	169
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRG Hlthcare Issue, Ser 2009 (Insured by FHA),
7.000%, 4–1–38	500	570

		739

New Jersey – 2.5%
NJ Econ Dev Auth, Rev Bonds (Provident Group-Montclair Ppty LLC – Montclair St Univ Student Hsng Proj), Ser 2010A,
5.750%, 6–1–31	850	920
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE,
5.250%, 9–1–24	500	528
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011-1,
5.000%, 12–1–19	500	535
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds, Barnabas Hlth Issue, Ser 2011A,
5.625%, 7–1–37	500	582
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A,
5.500%, 7–1–38	500	539
NJ Trans Trust Fund Auth, Trans Sys Bonds (Cap Apprec Bonds), Ser 2010A,
0.000%, 12–15–40 (B) .	2,000	550
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR),
5.500%, 12–15–22	500	579
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G,
5.750%, 12–1–21	435	498

		4,731

New Mexico – 0.0%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D-2 (Insured by GNMA/FNMA/FHLMC),
5.250%, 7–1–30	50	51

New York – 9.3%
Buffalo and Erie Cnty Indl Land Dev Corp., Oblig Group Rev Bonds (Catholic Hlth Sys, Inc. Proj), Ser 2015,
5.250%, 7–1–35	750	821

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
Dormitory Auth of the State of NY, State Personal Income Tax Rev Bonds (Gen Purp), Ser 2015C (Tax-Exempt),
5.000%, 2–15–38	$750	$849
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2014A (Insured by AGM),
5.000%, 9–1–39	1,500	1,661
Metro Trans Auth, Trans Rev Green Bonds, Ser 2016A-1,
5.000%, 11–15–41	500	561
NY Dormitory Auth, Mercy Med Ctr Rev Bonds (Catholic Hlth of Long Island Oblig Group), Ser 1999B (Auction rate),
1.820%, 7–1–29 (A)	1,300	1,211
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohowk Power Corp. Proj), Ser 1985A (Insured by AMBAC) (Auction rate),
2.457%, 12–1–23 (A)	1,380	1,330
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohawk Power Corp. Proj), Ser 2004A (Insured by Capital Assurance, Inc.) (Auction rate),
2.457%, 7–1–29 (A)	1,280	1,246
NY State Enrg Research and Dev Auth, Fac Rev Bonds (Consolidated Edison Co. of NY, Inc. Proj), Sub Ser 1999A-1 (Insured by AMBAC) (Auction rate),
1.243%, 5–1–34 (A)	2,000	1,840
NYC GO Bonds, Fiscal 2014 Ser G,
5.000%, 8–1–30	1,000	1,151
NYC Hsng Dev Corp., Multi-Fam Hsng Rev Bonds, Ser 2009K,
4.950%, 11–1–39	415	426
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (B)	500	392
0.000%, 3–1–26 (B)	500	377
0.000%, 3–1–27 (B)	500	362
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Ser 2015HH,
5.000%, 6–15–37	1,500	1,710
NYC Transitional Fin Auth, Bldg Aid Rev Bonds, Ser 2016S-1,
5.000%, 7–15–37	1,000	1,137
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2013I,
5.000%, 5–1–29	400	461
Port Auth of NY & NJ Consolidated Bonds, One Hundred Fifty-Second Ser (Insured by BHAC),
5.750%, 11–1–30	500	525

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE,
5.000%, 12–15–31	$1,500	$1,742

		17,802

North Carolina – 0.4%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C,
6.000%, 1–1–19	70	74
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A,
0.000%, 1–1–37 (B)	500	228
Oak Island, NC, Enterprise Sys Rev Bonds, Ser 2009,
6.000%, 6–1–34	500	552

		854

Ohio – 1.2%
American Muni Power, Inc., Greenup Hydroelectric Proj Rev Bonds, Ser 2016A,
4.000%, 2–15–35	1,000	1,022
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010,
5.750%, 12–1–30	500	571
OH Major New State Infra Proj Rev Bonds, Ser 2008-I,
6.000%, 6–15–17	395	399
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (NW OH Bond Fund) (Midwest Terminals Proj), Ser 2007C,
6.000%, 11–15–27	360	365

		2,357

Oklahoma – 0.5%
Grand River Dam Auth, Rev Bonds, Ser 2008A (Insured by BHAC),
5.000%, 6–1–18	905	948

Oregon – 0.7%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2009A,
5.500%, 7–15–35	250	275
Port of Portland, OR, Portland Intl Arpt Rfdg Rev Bonds, Ser Twenty-Three,
5.000%, 7–1–34	1,000	1,138

		1,413

Pennsylvania – 3.7%
Dauphin Cnty Gen Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A,
6.000%, 6–1–36	600	662
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A,
5.750%, 7–1–39	500	544

164	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania (Continued)
PA Auth for Indl Dev, Rev Bonds (MaST Charter Sch Proj), Ser 2010,
6.000%, 8–1–35	$750	$864
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011,
6.000%, 10–1–26	500	551
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009D,
5.500%, 12–1–41	750	835
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010 B-2,
5.750%, 12–1–28	1,500	1,724
PA Tpk Comsn, Tpk Sub Rev Rfdg Bonds, Ser 2016,
5.000%, 6–1–38	1,000	1,085
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011,
7.250%, 12–15–31	400	437
Philadelphia, PA, GO Rfdg Bonds, Ser 2008A (Insured by AGM),
5.250%, 12–15–24	445	477

		7,179

Rhode Island – 0.2%
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2008A,
5.250%, 12–1–18	305	314

Tennessee – 0.7%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2010B,
5.750%, 7–1–25	750	822
The Hlth, Edu and Hsng Fac Board of Shelby, TN, Rev Bonds (Methodist Le Bonheur Hlthcare), Ser 2008C,
5.250%, 6–1–18	500	524

		1,346

Texas – 8.0%
Arlington, TX, Spl Tax Rev Bonds, Ser 2008 (Insured by BHAC),
5.000%, 8–15–18	300	311
Austin, TX, Arpt Sys Rev Bonds (Travis, Williamson and Hays Cntys), Ser 2014,
5.000%, 11–15–39	1,000	1,094
Board of Regents, TX State Univ Sys, Rev Fin Sys Rev Bonds, Ser 2008,
5.250%, 3–15–19	355	370
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Rfdg Bonds, Ser 2009A,
9.250%, 3–1–24	500	567
Clifton Higher Edu Fin Corp., Edu Rev Bonds (IDEA Pub Sch), Ser 2011,
5.750%, 8–15–41	500	538
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A,
4.250%, 12–1–34	1,000	992

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008,
6.000%, 2–15–33	$1,000	$1,026
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A,
6.500%, 5–15–31	1,000	1,173
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2012A,
5.000%, 7–1–32	500	539
Howard Cnty, TX, GO Bonds, Ser 2008,
4.650%, 2–15–24	505	522
Lower Colorado River Auth, Rfdg Rev Bonds, Ser 2008A,
5.750%, 5–15–23	500	527
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
5.625%, 12–1–17	305	308
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D,
0.000%, 1–1–30 (B)	2,000	1,263
North TX Twy Auth, Sys Rev Rfdg Bonds (First Tier Current Int Bonds), Ser 2008A,
6.000%, 1–1–25	500	519
Pflugerville, TX, Ltd. Tax and Rfdg Bonds (Travis and Williamson Cntys), Ser 2016,
4.000%, 8–1–33	1,000	1,051
Prosper, TX (Collin Cnty), Combination Tax and Rev Cert of Oblig, Ser 2008,
5.500%, 2–15–20	500	520
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.625%, 11–15–27	250	252
Tarrant Cnty, TX, Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty Proj), Ser 2015A,
5.250%, 11–15–35	400	409
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008,
5.750%, 2–1–26	325	338
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12–31–39	500	565
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010,
7.500%, 6–30–33	750	868

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2016 (Insured by BAMAC),
4.000%, 5–1–33	$500	$504
TX Trans Comsn, Cent TX Tpk Sys Rev Bonds (First Tier Rev Rfdg Bonds), Ser 2015-B,
5.000%, 8–15–37	1,000	1,111

		15,367

Utah – 0.2%
Midvale, UT, Muni Bldg Auth Lease Rev Bonds (City Hall Proj), Ser 2012,
2.000%, 10–15–17	465	467

Virgin Islands – 0.2%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note – Cruzan Proj), Ser 2009A,
6.000%, 10–1–39	500	370

Virginia – 0.4%
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C,
7.500%, 7–1–29	500	542
VA Pub Bldg Auth, Pub Fac Rev Bonds, Ser 2008B,
5.250%, 8–1–22	250	264

		806

Washington – 0.4%
Port of Seattle, Intermediate Lien Rev Rfdg Bonds, Ser 2015B,
5.000%, 3–1–35	300	336
WA Hlth Care Fac Auth, Rev Bonds (Virginia Mason Med Ctr), Ser 2007C,
5.500%, 8–15–36	500	507

		843

West Virginia – 0.3%
WV Hosp Fin Auth, Hosp Rev Rfdg and Impvt Bonds (WV Utd Hlth Sys Oblig Group), Ser 2009C,
5.500%, 6–1–39	500	547

Wisconsin – 1.8%
Milwaukee Cnty, WI, Arpt Rev Rfdg Bonds, Ser 2010B,
5.000%, 12–1–19	1,000	1,086
WI Hlth and Edu Fac Auth, Rev Bonds (Ascension Sr Credit Group), Ser 2016A,
4.000%, 11–15–33	1,000	1,029
WI Hlth and Edu Fac Auth, Rev Bonds (Med College of WI, Inc.), Ser 2016,
5.000%, 12–1–41	750	840

2017	ANNUAL REPORT	165

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin (Continued)
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Oblig Group), Ser 2009,
6.625%, 2–15–39	$500	$551

		3,506

Wyoming – 0.3%
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A,
5.250%, 1–1–23	500	516

TOTAL MUNICIPAL BONDS – 89.4%		$171,652
(Cost: $164,496)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.9%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 15 bps),
1.190%, 4–5–17 (C)	$1,767	$1,767

Municipal Obligations – 8.6%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006 (GTD by U.S. Bank N.A.) (BVAL plus 13 bps),
0.930%, 4–7–17 (C)	2,400	2,400
Fremont (Alameda Cnty, CA), Public Fin Auth, Var Rate Demand Certs of Part, Ser 2008 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps),
0.870%, 4–7–17 (C)	500	500
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.) (BVAL plus 11 bps),
0.920%, 4–7–17 (C)	3,500	3,500
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt), (GTD by U.S. Bank N.A.) (BVAL plus 12 bps),
0.930%, 4–7–17 (C)	2,000	2,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
The Regents of the Univ of CA, Gen Rev Bonds, Ser AL (BVAL plus 9 bps),
0.890%, 4–7–17 (C)	$6,000	$6,000
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.900%, 4–1–17 (C)	2,000	2,000

		16,400

TOTAL SHORT-TERM SECURITIES – 9.5%		$18,167
(Cost: $18,167)

TOTAL INVESTMENT SECURITIES – 98.9%		$189,819
(Cost: $182,663)

CASH AND OTHER ASSETS, NET OF LIABILITIES (D) – 1.1%		2,063

NET ASSETS – 100.0%		$191,882

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Zero coupon bond.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Cash of $145 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at March 31, 2017 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
U.S. Treasury Long Bond	Short	6-30-17	30	$(4,525)	$(23)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$171,652	$—
Short-Term Securities	—	18,167	—
Total	$—	$189,819	$—

Liabilities
Futures Contracts	$23	$—	$—

166	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2017

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

BAMAC = Build America Mutual Assurance Co.

BHAC = Berkshire Hathaway Assurance Corp.

BVAL = Bloomberg Valuation Benchmark Municipal Curve

CR = Custodial Receipts

FHA = Federal Housing Administration

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

SIFMA = Securities Industry and Financial Markets Association

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	167

MANAGEMENT DISCUSSION	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Ivy Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. He has managed the Fund since 2009 and has 19 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2017
Municipal High Income Fund (Class A shares at net asset value)	0.65%
Municipal High Income Fund (Class A shares including sales charges)	-3.55%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays Municipal High Yield Index	4.31%
(reflects the performance of securities generally representing the municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	1.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The underperformance of the Ivy Municipal High Yield Fund versus the Bloomberg Barclays Municipal High Yield Index can be traced to two investment decisions by portfolio management; one concerned duration positioning and the other was an underweight position in two of the best performing sectors. First, as the municipal market rallied in the first half of 2016 the Fund underperformed, as it is short duration versus the benchmark. However this underperformance was mitigated with the selloff in the municipal market in the fourth quarter of 2016, as the Fund’s shorter duration greatly contributed to its better performance. Secondly, the Fund seeks to minimize volatility in its portfolio generally by underweighting the tobacco sector and Puerto Rico bonds, both of which had the highest 12 month returns, at 14.12% and 10.05%, respectfully. Although the Fund does not generally invest in deriviative products, we did briefly short Treasury futures in late August.

With the exception of the fourth quarter in 2016, the municipal market remained full speed ahead for the fiscal year ending March 31, 2017. Fund inflows continued to be positive and, in light of concerns over global growth and geopolitical risks, bond prices continued to rally. These Fund inflows, as well as the continued lack of supply, resulted in the high yield municipal bond market being once again one of the top performing asset classes.

Duration and credit management

During the fiscal year, funds with longer durations generally outperformed shorter duration funds, if we exclude any potential price movements based on credit issues. Ivy Municipal High Income Fund had a modified adjusted duration of approximately 7.86 years at the end of the fiscal year versus the Bloomberg Barclays Municipal High Yield Index, which had [an average] duration of 9.84 years. Obviously, this was a key reason for the Fund’s underperformance. While a negative driver at this time, we feel a shorter duration is warranted, as rates are near historic lows and spreads are at very tight levels. We believe the Fund will benefit over the long term as the Federal Reserve Bank is expected to continue to raise rates. While our primary goal for the Fund is to provide high levels of tax exempt income, we also seek to protect investors’ downside risk as rates rise.

While duration management is important for any asset class, credit selection is paramount when investing in a high-yield municipal bond fund. With that being said, the Fund has an investment which had some negative credit issues in the first quarter of 2017; it is important to note that while it negatively affected performance, we believe the issue is behind us and that we will not see any more price depreciation in the future.

Looking ahead

With the weakness in the municipal market in the fourth quarter of 2016, we have become more constructive on the high yield municipal space. In fact, if you look at the Fund’s current duration of 7.86 years at the end of the fiscal year, you will see it is almost two years longer than it was in the third quarter of 2016. We believe new issues are coming to market fully priced and offer very little in the way of security provisions for the investor. We will continue to participate selectively in the new issue market; however, attractive deals were difficult to find with the rally in the first quarter of 2017. That being said, even with our concern over new issue spreads and weak covenants, we believe the near term demand for municipal bonds could cause continued positive performance as a result of the current administration’s inability to get tax reform. While we expect additional headlines, we continue to believe municipals will provide high net worth investors with attractive levels of income over the long term.

168	ANNUAL REPORT	2017

Performance shown at NAVdoes not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes, and/or to take a directional position on interest rates.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal High Income Fund.

2017	ANNUAL REPORT	169

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	0.2%
Bonds	95.5%
Municipal Bonds	95.2%
Corporate Debt Securities	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.3%

Lipper Rankings

Category: Lipper High Yield Municipal Debt Funds	Rank	Percentile
1 Year	90/160	56
3 Year	98/138	71
5 Year	90/111	81

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	29.8%
AA	2.2%
A	6.0%
BBB	21.6%
Non-Investment Grade	65.7%
BB	10.9%
B	5.8%
CCC	1.5%
Below CCC	4.1%
Non-rated	43.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	4.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

170	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I(5)	Class Y(6)
1-year period ended 3-31-17	-3.55%	-3.97%	-0.07%	0.84%	0.65%
5-year period ended 3-31-17	2.97%	2.90%	3.11%	4.05%	3.87%
10-year period ended 3-31-17	—	—	—	4.95%	—
Since Inception of Class through 3-31-17(7)	6.61%	6.37%	6.41%	—	7.06%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The Class Y shares of Waddell & Reed Advisors Municipal High Income Fund were reorganized as the Class I shares of Ivy Municipal High Income Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Municipal High Income Fund. If those expenses were reflected, performance shown would differ.

(6)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(7)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	171

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Education Services – 0.2%
1155 Island Avenue LLC (A)(H)	6,578	$2,039

TOTAL COMMON STOCKS – 0.2%		$2,039
(Cost: $1,075)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Education Services – 0.3%
1155 Island Avenue LLC,
10.000%, 12-11-24 (A)	$310	311
1155 Island Avenue LLC (10.000% Cash or 12.500% PIK),
10.000%, 12-11-24 (A)(B)	2,960	2,962

		3,273

TOTAL CORPORATE DEBT SECURITIES – 0.3%		$3,273
(Cost: $2,909)

MUNICIPAL BONDS
Alabama – 2.1%
AL 21st Century Auth, Tob Stlmt Rev Bonds, Ser 2012-A,
5.000%, 6-1-21	1,000	1,126
DC Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A,
0.000%, 6-15-46 (C)	26,000	3,471
Fairfield, AL, GO Warrants, Ser 2012,
6.000%, 6-1-37	8,485	8,989
Jefferson Cnty, AL, Swr Rev Bonds, Ser 2013-D,
6.500%, 10-1-53	7,500	8,814

		22,400

Alaska – 0.9%
Northn Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A Sr Cur Int Bonds,
5.000%, 6-1-46	10,000	9,473

American Samoa – 0.4%
American Samoa Econ Dev Auth, Gen Rev and Rfdg Bonds, Ser 2015A,
6.625%, 9-1-35	5,000	4,778

Arizona – 1.1%
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Sch – Pima Proj), Tax-Exempt Ser 2014A,
7.000%, 12-15-43	1,500	1,650
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12-1-27	2,390	2,562
6.250%, 12-1-42	2,150	2,274
6.250%, 12-1-46	1,000	1,056

MUNICIPAL BONDS (Continued)	Principal	Value
Arizona (Continued)
Indl Dev Auth of Yavapai, Edu Rev Bonds (AZ Agribusiness and Equine Ctr, Inc. Proj), Ser 2011,
7.875%, 3-1-42	$3,500	$3,944

		11,486

California – 8.8%
Adelanto Pub Auth, Fixed Rate Rfdg Rev Bonds (Util Sys Proj), Ser 2009A,
6.750%, 7-1-39	4,000	4,338
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2016A,
5.000%, 7-1-41	1,750	1,768
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Taxable Ser 2009B,
8.000%, 10-1-22	400	467
CA Muni Fin Auth, Edu Fac Rev Bonds (Literacy First Proj), Ser 2010B,
6.000%, 9-1-30	2,040	2,195
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10-1-42	1,200	1,233
CA Statewide Cmnty Dev Auth, Edu Fac Rev Bonds (Independence Support LLC Proj), Ser 2015,
7.000%, 6-1-45	4,000	3,264
CA Statewide Cmnty Dev Auth, Rev Bonds (Lancer Plaza Proj), Ser 2013:
5.625%, 11-1-33	1,400	1,450
5.875%, 11-1-43	1,890	1,965
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.000%, 12-1-46	3,000	3,139
CA Statewide Cmnty Dev Auth, Sr Living Rev Bonds (Southn CA Presbyterian Homes), Ser 2009:
6.625%, 11-15-24	2,490	2,768
7.000%, 11-15-29	2,000	2,217
7.250%, 11-15-41	6,000	6,624
CA Various Purp GO Bonds,
6.000%, 4-1-35	500	548
Cert of Part, Oro Grande Elem Sch Dist, Ser 2013,
5.125%, 9-15-42	2,760	2,966
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1:
5.000%, 6-1-33	2,275	2,275
5.125%, 6-1-47	13,140	12,986
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
4.000%, 11-1-39	5,700	5,314
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.000%, 11-1-41	3,000	3,264

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds,
8.000%, 8-1-38	$100	$102
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011:
8.000%, 12-1-26	1,400	1,735
8.000%, 12-1-31	9,400	11,309
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9-1-42	8,000	8,752
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6-1-37	12,395	12,395

		93,074

Colorado – 3.0%
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2008,
6.000%, 10-1-40	5,715	5,845
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2010,
6.125%, 10-1-40	5,000	5,324
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A,
7.400%, 12-1-38	85	94
CO Edu and Cultural Fac Auth, Charter Sch Rev Dev and Rfdg Bonds (Windsor Charter Academy Proj), Ser 2016:
3.875%, 9-1-26	570	544
5.000%, 9-1-36	1,000	978
5.000%, 9-1-46	1,390	1,327
CO High Performance Trans Enterprise, U.S. 36 and I-25 Managed Lanes Sr Rev Bonds, Ser 2014,
5.750%, 1-1-44	3,250	3,471
CO Hlth Fac Auth, Rev Bonds (CO Sr Residences Proj), Ser 2012:
6.750%, 6-1-32 (D)	2,610	2,049
7.125%, 6-1-47 (D)	3,000	2,355
CO Hlth Fac Auth, Rev Bonds (Total Longterm Care Natl Oblig Group Proj), Ser 2010A,
6.250%, 11-15-40	1,250	1,462
Leyden Rock Metro Dist No. 10 (Arvada, CO), Ltd. Tax GO Rfdg and Impvt Bonds, Ser 2016A,
5.000%, 12-1-45	1,250	1,220
Leyden Rock Metro Dist No. 10 (Arvada, CO), Ltd. Tax Subordinate GO Bonds, Ser 2016B,
7.250%, 12-15-45	500	454

172	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Littleton Vlg Metro Dist No. 2, Ltd. Tax GO and Spl Rev Bonds, Ser 2015,
5.375%, 12-1-45	$1,700	$1,637
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1-15-30	3,000	3,376
Sierra Ridge Metro Dist No. 2, Ltd. Tax GO Bonds, Ser 2016A,
5.500%, 12-1-46	1,500	1,509

		31,645

Connecticut – 0.3%
CT Hlth and Edu Fac Auth, Hlthcare Fac Expansion Rev Bonds (Church Home of Hartford, Inc. Proj), Ser 2016A,
5.000%, 9-1-46	1,000	958
Harbor Point Infra Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A,
7.875%, 4-1-39	2,000	2,236

		3,194

Delaware – 0.5%
DE Econ Dev Auth, Exempt Fac Rev Bonds (Indian River Power LLC Proj), Ser 2010,
5.375%, 10-1-45	5,000	5,194

District Of Columbia – 0.1%
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2010B,
0.000%, 10-1-44 (C)	1,000	1,125

Florida – 3.7%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11-1-29	875	933
6.750%, 11-1-39	2,060	2,203
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2014A,
8.250%, 1-1-49	3,000	2,458
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2016A,
5.750%, 1-1-50	645	593
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2016B,
7.000%, 1-1-35	555	544
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A:
6.000%, 9-15-40	4,000	4,104
6.125%, 6-15-43	5,500	5,858

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2014A:
6.000%, 6-15-34	$110	$111
6.125%, 6-15-44	5,300	5,328
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2015A,
6.000%, 6-15-35	2,000	2,029
FL Dev Fin Corp., Taxable Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2012B,
7.500%, 6-15-18	400	406
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012,
6.500%, 10-1-47	6,000	6,503
Miami-Dade Cnty Indl Dev Auth, Rev Bonds (Youth Co-Op Charter Sch Proj), Ser 2015A,
6.000%, 9-15-45	3,250	3,330
Mid-Bay Bridge Auth, 1st Sr Lien Rev Bonds, Ser 2015A,
5.000%, 10-1-40	2,000	2,181
Osceola Cnty, Expressway Sys Rev Bonds (Poinciana Prkwy Proj), Ser 2014A,
5.375%, 10-1-47	2,000	2,137

		38,718

Georgia – 1.1%
Cobb Cnty, GA, Dev Auth Sr Living Rfdg Rev Bonds (Provident Vlg Creekside Proj), Ser 2016A:
6.000%, 7-1-36	1,250	1,150
6.000%, 7-1-51	2,000	1,774
Greene Cnty Dev Auth, GA, First Mtg Rev Bonds (Glen-I LLC Proj), Ser 2015A,
7.250%, 1-1-46	9,000	9,000

		11,924

Guam – 0.5%
Cert of Part (JFK High Sch Proj), Dept of Edu, GU, Ser 2010A:
6.625%, 12-1-30	1,400	1,471
6.875%, 12-1-40	3,500	3,704

		5,175

Hawaii – 0.7%
Dept of Budget and Fin of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A,
9.000%, 11-15-44	4,200	5,036
Kaua’I Cmnty Fac Dist No. 2008-1 (Kukul’ula Dev Proj), Spl Tax Rev Bonds, Ser 2012,
5.750%, 5-15-42	2,000	2,030

		7,066

MUNICIPAL BONDS (Continued)	Principal	Value
Idaho – 0.2%
ID Hsng and Fin Assoc (Compass Pub Charter Sch, Inc. Proj), Ser 2010A:
6.250%, 7-1-40	$1,000	$1,042
6.250%, 7-1-45	550	573

		1,615

Illinois – 10.7%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.700%, 5-1-36	4,160	4,075
Cert of Part, Metra Market of Chicago LLC Redev Proj, Ser A,
6.870%, 2-15-24	1,000	1,003
Chicago Midway Arpt, Second Lien Rev Rfdg Bonds, Ser 2013B,
5.000%, 1-1-35	3,000	3,252
Chicago Multi-Fam Hsng Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013,
6.125%, 12-1-43	6,000	5,239
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2015D,
5.000%, 1-1-46	2,000	2,188
Chicago O’Hare Intl Arpt, Gen Arpt Third Lien Rev Bonds, Ser 2011A,
5.750%, 1-1-39	1,000	1,127
Cook Cnty, IL, Recovery Zone Fac Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.500%, 10-15-40	2,000	2,044
Fairview Heights, IL, Tax Incr Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A,
8.000%, 12-1-28	100	102
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4-1-44	8,000	8,460
IL Fin Auth, Rev Bonds (Admiral at the Lake Proj), Ser 2010A:
8.000%, 5-15-40	17,000	18,941
8.000%, 5-15-46	2,500	2,778
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012,
5.625%, 5-15-42	5,300	5,476
IL Fin Auth, Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.500%, 10-15-40	9,500	9,710
IL Fin Auth, Rev Bonds (Three Crowns Park Proj), Ser 2006A:
5.875%, 2-15-26	1,000	1,001
5.875%, 2-15-38	3,000	3,002
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2009,
7.875%, 3-1-32	500	511
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2010,
7.500%, 3-1-32	1,500	1,528

2017	ANNUAL REPORT	173

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
SW IL Dev Auth, Local Govt Prog Rev Bonds (City of Belleville-Carlyle/Green Mount Redev Proj), Ser 2011A,
7.000%, 7-1-41	$6,000	$6,170
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2008,
7.000%, 12-1-22	1,410	1,527
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009,
8.000%, 1-15-22	165	170
SW IL Dev Auth, Local Govt Prog Rev Rfdg Bonds (Granite City Proj), Ser 2012,
5.250%, 3-1-23	3,535	3,594
Upper IL River Vly Dev Auth (Pleasant View Luther Home Proj), Rev Bonds, Ser 2010:
7.250%, 11-15-40	1,100	1,147
7.375%, 11-15-45	1,500	1,563
Upper IL River Vly Dev Auth, Multi-Fam Hsng Rev Bonds (Deer Park of Huntley Proj), Ser 2012,
6.500%, 12-1-32	4,930	5,051
Vlg of Bridgeview, Cook Cnty, IL, GO Bonds, Ser 2015A:
5.750%, 12-1-35	2,705	2,820
5.625%, 12-1-41	3,365	3,427
Vlg of Bridgeview, Cook Cnty, IL, GO Rfdg Bonds, Ser 2014A,
5.500%, 12-1-43	5,000	4,794
Vlg of East Dundee, Kane and Cook Cnty, IL, Ltd. Oblig Tax Incr Rev Bonds (Route 25 South Redev Proj), Ser 2012,
5.625%, 12-1-31	1,505	1,457
Vlg of Matteson, Cook Cnty, IL, GO Cap Apprec Debt Cert, Ser 2010,
8.000%, 12-1-29	1,840	1,266
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011,
8.000%, 10-1-36	9,785	10,414

		113,837

Indiana – 3.5%
City of Carmel, IN, Rev Bonds, Ser 2012A:
7.000%, 11-15-27	1,575	1,726
7.000%, 11-15-32	2,000	2,176
7.125%, 11-15-42	7,500	8,167
IN Fin Auth, Midwestn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A,
5.000%, 6-1-39	10,000	10,012
Lake Station 2008 Bldg Corp., Lake Station, IN, First Mtg Bonds, Ser 2010,
6.000%, 7-15-27	3,170	3,381

MUNICIPAL BONDS (Continued)	Principal	Value
Indiana (Continued)
Terre Haute, IN, Rev Bonds (Westminister Vlg Proj), Ser 2012,
6.000%, 8-1-39	$5,000	$4,963
Whitestown, IN, Econ Dev Tax Incr Rev Bonds (Perry Indl Park and Whitestown Crossing Proj), Ser 2010A,
7.000%, 2-1-30	1,880	2,178
Whiting, IN, Redev Dist Tax Incr Rev Bonds (Lakefront Dev Proj), Ser 2010,
6.750%, 1-15-32	200	213
Whiting, IN, Redev Dist Tax Incr Rev Bonds (Standard Avenue Proj), Ser 2006,
5.350%, 1-15-27	3,220	3,220
Whiting, IN, Redev Dist Tax Incr Rev Bonds, Ser 2016,
4.000%, 1-15-32	1,600	1,464

		37,500

Kansas – 1.3%
Arkansas City, KS, Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009:
6.250%, 9-1-24	1,145	1,199
7.000%, 9-1-38	500	532
Atchison, KS, Hosp Rev Bonds (Atchison Hosp Assoc), Ser 2009 (Bloomberg Fair Value Yield Index for the Qualified “A” Rated Municipal Index 5-Year Maturity plus 290 bps),
4.480%, 9-1-30 (E)	1,000	994
Kansas City, Wyandotte Cnty, KS, Unif Govt Spl Oblig Rev Sales Tax Bonds (Vacation Vlg Proj), Ser 2015A,
5.750%, 9-1-32	4,000	3,948
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj), Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A,
7.625%, 8-1-37	4,000	4,167
Unif Govt of Wyandotte Cnty, Kansas City, KS, Spl Oblig Rfdg and Impvt Rev Bonds (Wyandotte Plaza Redev Proj), Ser 2016,
5.000%, 12-1-34	3,000	2,982

		13,822

Kentucky – 2.5%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6-1-40	12,000	13,191
6.500%, 3-1-45	6,000	6,622
KY Pub Trans Infra Auth, First Tier Toll Rev Bonds, Ser 2013A,
5.750%, 7-1-49	4,000	4,384

MUNICIPAL BONDS (Continued)	Principal	Value
Kentucky (Continued)
Murray, KY, Hosp Fac Rev Bonds (Murray-Calloway Cnty Pub Hosp Corp. Proj), Ser 2010,
6.375%, 8-1-40	$2,000	$2,127

		26,324

Louisiana – 1.2%
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev and Rfdg Bonds (CDF Hlthcare of LA LLC Proj), Ser 2015A,
5.625%, 6-1-45	5,000	4,902
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj – Phase IIA), Ser 2014A,
8.375%, 7-1-39 (D)	13,500	5,227
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B,
10.500%, 7-1-39 (D)	6,000	2,322

		12,451

Maine – 0.2%
ME Hlth and Higher Edu Fac Auth, Rev Bonds (Eastn ME Med Ctr Oblig Group Issue), Ser 2013,
5.000%, 7-1-43	2,000	2,009

Maryland – 0.0%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6-1-35	500	538

Massachusetts – 2.1%
MA Port Auth, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2001B (Auction Rate Sec) (Insured by AMBAC) (BMA Index*2.65),
2.094%, 1-1-31 (E)	25,000	21,813

Michigan – 2.2%
Detroit, MI, GO Bonds, Ser 2004-A (1) (Insured by AMBAC),
5.250%, 4-1-23	220	221
Econ Dev Corp. of Oakland Cnty, Ltd. Oblig Rev Rfdg Bonds (The Roman Catholic Archdiocese of Detroit), Ser 2011,
6.500%, 12-1-20	3,485	3,618
MI Fin Auth, Hosp Rev and Rfdg Bonds (Presbyterian Vlg of MI), Ser 2015,
5.250%, 11-15-35	3,000	2,972
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev and Rev Rfdg Bonds (MI Technical Academy Proj), Ser 2012:
7.100%, 10-1-31	1,000	997
7.450%, 10-1-41	2,000	2,001
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Hanley Intl Academy, Inc. Proj), Ser 2010A,
6.125%, 9-1-40	4,535	4,693

174	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan (Continued)
MI Fin Auth, Sr Edu Fac Rev Bonds (St. Catherine of Siena Academy Proj), Ser 2010A,
8.500%, 10-1-45 (D)	$13,000	$2,340
MI Fin Auth, State Aid Rev Notes (Detroit Sch Dist), Ser 2001A-1,
8.000%, 10-1-30 (D)	2,480	446
MI Pub Edu Fac Auth, Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2005A,
5.875%, 12-1-30	1,720	1,720
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Ser 2008C,
0.000%, 6-1-58 (C)	50,000	1,242
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Sr Current Int Bonds, Ser 2007A,
5.125%, 6-1-22	3,660	3,622

		23,872

Minnesota – 0.4%
Minneapolis Hlth Care Sys Rev Bonds (Fairview Hlth Svc), Ser 2008B,
6.500%, 11-15-38	3,675	3,955

Missouri – 1.7%
Arnold, MO, Real Ppty Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A,
7.750%, 5-1-28	395	436
Belton, MO, Tax Incr Rev Bonds (Belton Marketplace Redev Proj), Ser 2012,
6.375%, 12-1-29	1,000	1,001
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12-1-36	200	158
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.250%, 10-1-21	250	242
5.400%, 10-1-26	385	357
5.500%, 10-1-31	425	379
5.550%, 10-1-36	325	280
Jennings, MO, Tax Incr and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006,
5.000%, 11-1-23	1,400	1,332
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008:
0.000%, 4-1-55 (C)	988	142
5.750%, 4-1-55	715	628
Land Clearance for Redev Auth of St. Louis, Recovery Zone Fac Bonds (Kiel Opera House Proj), Ser 2010B,
7.000%, 9-1-35	915	931
Lee’s Summit, MO, Tax Incr Rev Bonds (Summit Fair Proj), Ser 2011,
7.250%, 4-1-30	5,000	5,225

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Meadows Trans Dev Dist (Lake Saint Louis, MO), Ser 2010,
5.400%, 5-1-35	$730	$741
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7-15-36 (C)	750	328
0.000%, 7-15-37 (C)	1,500	628
Tax Incr Fin Comsn of Kansas City, MO, Tax Incr Rev Bonds (Brywood Ctr Proj), Ser 2010A,
8.000%, 4-1-33 (D)	3,950	1,381
The Elm Point Commons Cmnty Impvt Dist (St. Charles, MO), Spl Assmt Bonds, Ser 2007,
5.750%, 3-1-27	100	101
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007,
5.750%, 3-1-29 (D)	1,000	618
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4-1-29	200	210
The Indl Dev Auth of St. Joseph, MO, Hlthcare Rev Bonds (Living Cmnty of St. Joseph Proj), Ser 2002,
7.000%, 8-15-32	3,000	3,002

		18,120

Nebraska – 0.8%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9-1-37	5,000	5,441
5.000%, 9-1-42	3,000	3,184

		8,625

Nevada – 0.0%
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
8.000%, 12-1-38	265	295

New Hampshire – 0.2%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7-1-41	2,300	2,586

New Jersey – 2.2%
NJ Econ Dev Auth, Cigarette Tax Rev Rfdg Bonds, Ser 2012:
5.000%, 6-15-26	1,000	1,064
5.000%, 6-15-28	1,000	1,059
5.000%, 6-15-29	500	528
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds (Univ Hosp Issue), Ser 2015A,
5.000%, 7-1-46	2,355	2,534
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A,
5.000%, 6-1-41	13,750	13,464

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey (Continued)
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A Sr Current Int Bonds,
4.750%, 6-1-34	$5,000	$4,787

		23,436

New Mexico – 0.3%
NM Hosp Equip Loan Council, Hosp Impvt and Rfdg Rev Bonds (Gerald Champion Rgnl Med Ctr Proj), Ser 2012A,
5.500%, 7-1-42	2,750	2,929

New York – 6.5%
Brooklyn Arena Local Dev Corp., PILOT Rev Rfdg Bonds (Barclays Ctr), Ser 2016A (Insured by AGM),
5.000%, 7-15-42	2,000	2,177
Build NYC Res Corp., Rev Bonds (Albert Einstein Sch of Medicine, Inc. Proj), Ser 2015,
5.500%, 9-1-45	2,400	2,596
Dormitory Auth, Sch Dist Rev Bond Fin Prog, Ser 2010A (Insured by AGM),
5.000%, 10-1-22	1,000	1,117
Glen Cove Local Econ Assistance Corp., Convertible Cap Apprec Rev Bonds (Garvies Point Pub Impvt Proj), Ser 2016C,
0.000%, 1-1-55 (C)	5,000	3,435
MTA Hudson Rail Yards Trust Oblig, Ser 2016A,
5.000%, 11-15-56	5,000	5,387
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A2,
6.500%, 1-1-32	5,269	5,282
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A4,
6.700%, 1-1-49	9,000	8,987
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A5,
6.700%, 1-1-49	2,179	2,176
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014B,
5.500%, 7-1-20	3,054	3,039
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014C,
2.000%, 1-1-49	7,807	1,305
Nassau Cnty Tob Stlmnt Corp., Tob Stlmnt Asset-Bkd Bonds, Ser 2006A-3 Sr Current Int Bonds,
5.125%, 6-1-46	7,000	6,744

2017	ANNUAL REPORT	175

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NY Liberty Dev Corp., Rev Bonds (3 World Trade Center Proj), Ser 2014,
5.000%, 11-15-44	$15,000	$15,727
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012,
6.500%, 1-1-46	11,500	11,200

		69,172

North Carolina – 0.1%
NC Med Care Comsn, Ret Fac First Mtg Rev Bonds (Galloway Ridge Proj), Ser 2010A,
6.000%, 1-1-39	1,520	1,583

Ohio – 1.7%
Cleveland-Cuyahoga Cnty Port Auth, Dev Rev Bonds (Flats East Dev Proj), Ser 2010B,
7.000%, 5-15-40	2,510	2,751
Cnty of Muskingum, OH, Hosp Fac Rev Bonds (Genesis Hlth Care Sys Oblig Group Proj), Ser 2013,
5.000%, 2-15-48	8,000	8,273
Columbus-Franklin Cnty Fin Auth, Dev Rev Bonds (Cent OH Rgnl Bond Fund), (One Neighborhood Proj), Ser 2010A,
6.500%, 11-15-39	1,225	1,241
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009,
7.500%, 12-1-33	500	562
SE OH Port Auth, Hosp Fac Rev Rfdg and Impvt Bonds (Mem Hlth Sys of OH), Ser 2012,
6.000%, 12-1-42	3,750	4,117
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (Toledo Sch for the Arts Proj), Ser 2007B,
5.500%, 5-15-28	775	785

		17,729

Oklahoma – 0.9%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005:
6.125%, 11-15-25	1,860	1,853
6.000%, 11-15-38	7,495	7,321

		9,174

Oregon – 0.5%
Hosp Fac Auth of Salem, OR, Rev Rfdg Bonds (Cap Manor, Inc.), Ser 2012,
6.000%, 5-15-42	1,900	2,049

MUNICIPAL BONDS (Continued)	Principal	Value
Oregon (Continued)
OR Fac Auth, Rev Bonds (Concordia Univ Proj), Ser 2010A:
6.125%, 9-1-30	$900	$942
6.375%, 9-1-40	1,750	1,838

		4,829

Pennsylvania – 6.1%
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2010,
6.125%, 1-1-45	5,000	5,203
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A,
6.125%, 8-15-40	12,500	11,868
PA Higher Edu Fac Auth, Rev Bonds (Edinboro Univ Fndtn Student Hsng Proj at Edinboro Univ of PA), Ser 2010,
6.000%, 7-1-43	2,530	2,903
PA Higher Edu Fac Auth, Student Hsng Rev Bonds (Univ Ppty, Inc. Student Hsng Proj at East Stroudsburg Univ of PA), Ser 2010,
6.000%, 7-1-21	1,000	1,102
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E (SIFMA Municipal Swap Index plus 100 bps),
0.000%, 12-1-38 (E)	18,000	21,410
Philadelphia Auth Indl Dev, Rev Bonds (Global Leadership Academy Charter Sch Proj), Ser 2010,
6.375%, 11-15-40	1,000	1,053
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011:
7.150%, 12-15-36	6,000	6,509
7.625%, 12-15-41	6,925	7,665
Philadelphia Auth Indl Dev, Rev Bonds (New Foundations Charter Sch Proj), Ser 2012,
6.625%, 12-15-41	3,500	3,821
Philadelphia, PA, Gas Works Rev Bonds (1998 Gen Ordinace), Ninth Ser,
5.250%, 8-1-40	755	827
Scranton-Lackawanna Hlth and Welfare Auth, Univ Rev Bonds (Marywood Univ Proj), Ser 2016,
5.000%, 6-1-46	2,265	2,187
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992,
7.300%, 7-1-12 (D)	70	17

		64,565

MUNICIPAL BONDS (Continued)	Principal	Value
Puerto Rico – 4.1%
Cmnwlth of PR, GO Bonds of 2014, Ser A,
8.000%, 7-1-35 (D)	$11,000	$6,834
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2011C,
6.500%, 7-1-40 (D)	3,000	1,792
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A:
5.750%, 7-1-28 (D)	3,000	1,770
5.500%, 7-1-39 (D)	5,000	2,950
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A,
6.000%, 7-1-47	12,000	9,129
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX,
5.750%, 7-1-36	2,415	1,527
PR Elec Power Auth, Power Rev Bonds, Ser 2012A,
5.000%, 7-1-42	5,000	3,163
PR Elec Power Auth, Power Rev Bonds, Ser 2013A,
7.000%, 7-1-43	10,000	6,325
PR Pub Bldg Auth, Govt Fac Rev Rfdg Bonds, Ser U,
5.250%, 7-1-42 (D)	8,755	4,498
PR Pub Fin Corp. (Cmnwlth Approp Bonds), 2011 Ser B:
6.000%, 8-1-25 (D)	5,025	256
6.000%, 8-1-26 (D)	1,000	51
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2009A,
6.375%, 8-1-39	5,500	2,269
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010A,
5.375%, 8-1-39	5,000	2,050
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010C,
6.500%, 8-1-35	1,000	413

		43,027

South Carolina – 0.2%
Piedmont Muni Pwr Agy, SC, Elec Rev Rfdg Bonds, Ser 2008C,
5.750%, 1-1-34	1,550	1,766

Tennessee – 0.2%
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015A,
5.000%, 7-1-40	2,000	2,239

Texas – 15.1%
Arlington, TX, Higher Edu Fin Corp., Edu Rev Bonds (Wayside Sch), Ser 2016A,
4.375%, 8-15-36	640	593
Cap Area Cultural Edu Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B,
6.125%, 4-1-45	3,150	3,486
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Bonds, Ser 2009A,
9.500%, 3-1-33	500	568

176	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1-1-36 (C)	$500	$216
0.000%, 1-1-40 (C)	500	181
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2015A,
5.000%, 1-1-45	4,000	4,346
Cent TX Rgnl Mobility Auth, Sub Lien Rev Rfdg Bonds, Ser 2013:
5.000%, 1-1-33	6,000	6,433
5.000%, 1-1-42	3,000	3,178
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013A,
5.000%, 11-1-45	8,000	8,486
Grand Prkwy Trans Corp., First Tier Toll Rev Bonds, Ser 2013A,
5.500%, 4-1-53	10,000	11,050
Hackberry, TX, Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A:
8.625%, 9-1-29	120	127
9.000%, 9-1-38	1,245	1,325
Harris Cnty Cultural Edu Fac Fin Corp., Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009,
7.000%, 8-15-28	500	527
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
6.000%, 2-15-33	2,000	2,053
6.000%, 2-15-38	250	256
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A,
6.875%, 5-15-41	3,800	4,615
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2011B:
5.000%, 7-1-25	1,000	1,126
5.000%, 7-1-26	2,680	3,016
La Vernia Higher Edu Fin Corp. (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009,
9.000%, 8-15-38	2,425	2,603
La Vernia Higher Edu Fin Corp., Edu Rev Bonds (KIPP, Inc.), Ser 2009A,
6.375%, 8-15-44	2,000	2,239
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
6.875%, 12-1-24	2,540	2,579
New Hope Cultural Edu Fac Fin Corp., Edu Rev Bonds (Jubilee Academic Ctr), Ser 2016A,
5.000%, 8-15-46	4,000	3,839
New Hope Cultural Edu Fac Fin Corp., TX Ret Fac Rev Bonds (Carillon Lifecare Cmnty Proj), Ser 2016:
5.000%, 7-1-36	1,250	1,232
5.000%, 7-1-46	2,000	1,928

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
North TX Twy Auth, Spl Proj Sys Rev Bonds Convertible Cap Apprec Bonds, Ser 2011C,
0.000%, 9-1-43 (C)	$11,000	$11,152
Pharr, TX, Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.250%, 8-15-29	350	375
6.500%, 8-15-39	200	221
Sanger, TX, Indl Dev Corp., Indl Dev Rev Bonds (TX Pellets Proj), Ser 2012B,
8.000%, 7-1-38	12,870	5,680
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Air Force Vig Oblig Group Proj), Ser 2016,
5.000%, 5-15-45	4,000	3,940
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007:
5.500%, 11-15-22	2,000	2,026
5.625%, 11-15-27	250	253
5.750%, 11-15-37	6,840	6,883
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
4.625%, 11-15-29 (D)	2,500	1,999
4.875%, 11-15-39 (D)	5,000	3,997
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012,
5.000%, 12-15-32	3,000	3,194
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6-30-32	2,000	2,321
7.500%, 6-30-33	2,700	3,123
7.000%, 6-30-40	13,430	15,238
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12-31-39	12,975	14,654
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Odyssey Academy, Inc.), Ser 2010A,
7.125%, 2-15-40	2,000	2,328
TX Trans Comsn, Cent TX Tpk Sys First Tier Rev Rfdg Bonds, Ser 2012-A,
5.000%, 8-15-41	10,000	10,913
Wise Cnty, TX, Lease Rev Bonds (Parker Cnty Jr College Dist Proj), Ser 2011,
8.000%, 8-15-34	5,000	5,765

		160,064

MUNICIPAL BONDS (Continued)	Principal	Value
Utah – 0.5%
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Davis Preparatory Academy), Ser 2010,
6.250%, 7-15-30	$1,015	$1,081
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Star Academy Proj), Ser 2010B,
7.000%, 7-15-45	2,100	2,273
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Paradigm High Sch), Ser 2010,
6.375%, 7-15-40	2,160	2,254

		5,608

Virgin Islands – 0.7%
VI Pub Fin Auth, Rev Bonds (VI Matching Fund Loan Note), Ser 2010A,
5.000%, 10-1-25	3,330	2,890
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note – Diageo Proj), Ser 2009A:
6.625%, 10-1-29	3,135	2,604
6.750%, 10-1-37	3,000	2,420

		7,914

Virginia – 2.3%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A:
6.000%, 6-1-43	3,039	2,801
2.000%, 10-1-48	983	46
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A,
8.000%, 7-1-38	450	490
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C:
7.250%, 7-1-19	365	389
7.500%, 7-1-29	25	27
Mosaic Dist Cmnty Dev Auth, Fairfax Cnty, VA, Rev Bonds, Ser 2011A,
6.875%, 3-1-36	4,300	4,744
Norfolk Redev and Hsng Auth, Multifam Rental Hsng Fac Rev Bonds (1016 L.P. – Sussex Apt Proj), Ser 1996,
8.000%, 9-1-26	350	346
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1-1-37	6,650	7,478
5.500%, 1-1-42	7,500	8,054

		24,375

2017	ANNUAL REPORT	177

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Washington – 1.1%
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008,
6.625%, 12-1-21	$1,610	$1,668
WA Hlth Care Fac Auth, Rev Bonds (Cent WA Hlth Svcs Assoc), Ser 2009:
6.250%, 7-1-24	795	876
WA State Hsng Fin Comsn (Rockwood Ret Cmnty Proj), Nonprofit Hsng Rev and Rfdg Rev Bonds, Ser 2014A,
7.500%, 1-1-49	8,000	9,050

		11,594

West Virginia – 0.4%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A,
6.750%, 10-1-37	4,000	4,202

Wisconsin – 2.1%
Pub Fin Auth, Edu Rev Bonds (NC Charter Edu Fndtn Proj), Ser 2016A,
5.000%, 6-15-46	6,000	5,453
Pub Fin Auth, Higher Edu Fac Rev Bonds (Wittenberg Univ Proj), Ser 2016,
5.250%, 12-1-39	4,000	3,705
Pub Fin Auth, Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B,
5.000%, 7-1-42	4,000	4,107
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A,
6.125%, 6-1-35	1,220	1,402

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin (Continued)
WI Pub Fin Auth, Edu Rev Bonds (Cornerstone Charter Academy Proj), Ser 2016A,
5.125%, 2-1-46	$4,000	$3,695
WI Pub Fin Auth, Edu Rev Bonds (Triad Edu Svc), Ser 2015A,
5.500%, 6-15-45	4,000	3,921

		22,283

TOTAL MUNICIPAL BONDS – 95.2%		$1,009,103
(Cost: $1,029,162)

SHORT-TERM SECURITIES
Commercial Paper (F) – 1.0%
Kroger Co. (The),
1.150%, 4-3-17	2,899	2,899
Medtronic Global Holdings SCA,
1.070%, 4-5-17	7,000	6,999

		9,898

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (G)	1,453	1,453

Municipal Obligations – 1.0%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
0.850%, 4-7-17 (G)	4,075	4,075

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
Greenville Hosp Sys Board of Trustees, Hosp Rfdg Rev Bonds, Ser 2008B (GTD by U.S. Bank N.A.) (BVAL plus 10 bps),
0.910%, 4-7-17 (G)	$4,000	$4,000
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.900%, 4-1-17 (G)	2,875	2,875

		10,950

TOTAL SHORT-TERM SECURITIES – 2.1%		$22,301
(Cost: $22,301)

TOTAL INVESTMENT SECURITIES – 97.8%		$1,036,716
(Cost: $1,055,447)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.2%		23,181

NET ASSETS – 100.0%		$1,059,897

Notes to Schedule of Investments

(A)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(B)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(C)	Zero coupon bond.

(D)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Rate shown is the yield to maturity at March 31, 2017.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Securities whose value was determined using significant unobservable inputs.

178	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$2,039
Corporate Debt Securities	—	3,273	—
Municipal Bonds	—	1,009,103	—
Short-Term Securities	—	22,301	—
Total	$—	$1,034,677	$2,039

During the year ended March 31, 2017, securities totaling $1,250 were transferred from Level 2 to Level 3 due to decreased availability of observable market data due to decreased market activity or information for these securities. Transfers in to Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the year.

The following acronyms are used throughout this schedule:

AMBAC = American Municipal Bond Assurance Corp.

AGM = Assured Guaranty Municipal

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

SIFMA = Securities Industrial and Financial Markets Association

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	179

MANAGEMENT DISCUSSION	IVY SMALL CAP CORE FUND

(UNAUDITED)

Kenneth G. Gau

Below, Kenneth G. Gau, portfolio manager of Ivy Small Cap Core Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. He has managed the Fund since 2014 and has 22 years of industry experience. Prior to March 3, 2017, the Ivy Small Cap Core Fund was known as the Ivy Small Cap Value Fund, its benchmark was the Russell 2000 Value Index and its Lipper peer group was the Lipper Small-Cap Value Funds Universe Average. The Fund’s benchmark is now the Russell 2000 Index and its Lipper peer group is the Lipper Small-Cap Core Funds Universe Average. These changes were made to more closely align with the Fund’s investment objectives. Information on both the current and prior benchmark and Lipper peer group performance is included below.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Small Cap Core Fund (Class A shares at net asset value)	28.52%
Ivy Small Cap Core Fund (Class A shares including sales charges)	21.11%

Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	29.37%
(generally reflects the performance of small-company value style stocks)
Russell 2000 Index	26.22%
(generally reflects the performance of small-company value style stocks)
Lipper Small-Cap Value Funds Universe Average	23.27%
Lipper Small-Cap Core Funds Universe Average	21.99%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key factors, contributors and detractors

The fiscal year ended March 31, 2017 went into the books as being quite a strong 12-month period for the Russell 2000 Index, the Fund’s benchmark. It experienced a positive return for every quarter and ended the 12-month period at 26.2%. How it got there was quite a journey with many twists and turns that few managers traversed well, as only 12.4% of active managers in the small-cap core category outperformed, and fortunately the Fund was one of them (the average manager underperformed by 438 basis points per Jefferies 2016 Performance Review).

In the first part of 2016, defensive and bond-like proxies were rewarded as it seemed like the market was stuck in a lower for longer environment where interest rates and growth grinded along at low levels. In the second part of 2016, especially after the U.S. election, there was a massive rotation toward cyclicals and financials as emotional mindsets awoke believing that the actions of the new Trump administration might be able to accelerate what had seemed by historic standards a more tepid recovery. Then in the beginning of 2017 there was another reversal where many cyclical segments of the market stalled as they digested gains and started questioning whether all the excitement tied to President Trump’s promises could be delivered upon.

After an exceptionally strong start to the fiscal year, the Fund struggled relative to its benchmark over the following two quarters and then recovered some ground in the last quarter. In total, it finished comfortably ahead for the fiscal year. Stock selection was the primary driver of positive performance attribution over the course of the fiscal year. In fact, sector allocation was just under a 50 basis point negative contributor for the 12-month period. In terms of individual stocks, we once again had a favorable balance between the largest contributors and detractors. We had seven names that contributed over 50 basis points to attribution and 21 that contributed greater than 25 basis points. Combined, these holdings accounted for 1,235 basis points of positive attribution. On the detractor side of the ledger, we had three names that had a negative impact on attribution of greater than 50 basis points and 19 holdings that had greater than 25 basis points, which combined detracted 900 basis points from attribution.

In terms of performance at the top of the portfolio, we garnered positive attribution from both our top 10 and top 20 highest average weights for the fiscal year. The top 10 generated 100 basis points of positive attribution, and the top 20 generated 475 basis points of positive attribution. Within the top 20, there were three outsized contributors that returned greater than 100 basis points each (Take-Two Interactive Software, Inc., Laredo Petroleum Holdings, Inc. and Tivity Health) and one outsized detractor (Monro Muffler Brake, Inc.).

180	ANNUAL REPORT	2017

Outlook

Heading into second quarter of 2017, we are hopeful that the new Trump administration will deliver on its promises to spur economic growth, but we fully recognize that political promises often fall short. We also believe that 2017 could experience some additional volatility as investors continue to get comfortable with a very unconventional outsider in the White House, who has proven to be somewhat unpredictable. We are also hopeful for another fiscal 12-month period of positive, yet likely more modest, returns. Regardless of how the market finishes in 2017, we remain committed to the Fund’s process of identifying quality underappreciated companies, and believe we have good balance in the Fund’s construction that should stand to perform well versus our peers and benchmark regardless of the environment over time.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is no guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, includes reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Core Fund.

2017	ANNUAL REPORT	181

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP CORE FUND(a)

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation
Stocks	96.8%
Financials	20.4%
Industrials	15.9%
Information Technology	12.9%
Consumer Discretionary	11.1%
Health Care	8.4%
Materials	7.3%
Consumer Staples	6.7%
Real Estate	5.4%
Energy	5.0%
Telecommunication Services	2.0%
Utilities	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.2%

Lipper Rankings

Category: Lipper Small-Cap Core Funds	Rank	Percentile
1 Year	69/892	8
3 Year	107/751	15
5 Year	111/650	18
10 Year	163/464	36

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Laredo Petroleum Holdings, Inc.	Energy	Oil & Gas Exploration & Production
Take-Two Interactive Software, Inc.	Information Technology	Home Entertainment Software
Pinnacle Foods, Inc.	Consumer Staples	Packaged Foods & Meats
Healthways, Inc.	Health Care	Health Care Services
AMC Entertainment Holdings, Inc., Class A	Consumer Discretionary	Movies & Entertainment
Webster Financial Corp.	Financials	Regional Banks
Communications Sales & Leasing, Inc.	Real Estate	Specialized REITs
Sensient Technologies Corp.	Materials	Specialty Chemicals
Woodward, Inc.	Industrials	Industrial Machinery
Western Alliance Bancorp.	Financials	Regional Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective March 3, 2017, the name of Ivy Small Cap Value Fund has changed to Ivy Small Cap Core Fund.

182	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP CORE FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	21.11%	23.39%	27.72%	21.53%	29.05%	29.25%	28.27%	28.74%
5-year period ended 3-31-17	11.96%	12.05%	12.53%	12.36%	13.81%	—	—	13.53%
10-year period ended 3-31-17	6.73%	6.41%	6.58%	—	—	—	—	7.66%
Since Inception of Class through 3-31-17(6)	—	—	—	7.18%	7.98%	11.44%	14.03%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a) Effective March 3, 2017, the name of Ivy Small Cap Value Fund has changed to Ivy Small Cap Core Fund.

2017	ANNUAL REPORT	183

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 1.9%
Visteon Corp. (A)	104	$10,197

Automotive Retail – 1.0%
Monro Muffler Brake, Inc.	105	5,484

Homebuilding – 0.8%
TRI Pointe Group, Inc. (A)	323	4,055

Homefurnishing Retail – 1.5%
Restoration Hardware Holdings, Inc. (A)	167	7,716

Movies & Entertainment – 4.1%
AMC Entertainment Holdings, Inc., Class A	687	21,613

Restaurants – 1.8%
Bob Evans Farms, Inc. (A)	150	9,744

Total Consumer Discretionary – 11.1%		58,809
Consumer Staples

Packaged Foods & Meats – 5.6%
Pinnacle Foods, Inc.	411	23,767
Post Holdings, Inc. (A)	66	5,794

		29,561

Soft Drinks – 1.1%
Coca-Cola Bottling Co. Consolidated	27	5,523

Total Consumer Staples – 6.7%		35,084
Energy

Oil & Gas Exploration & Production – 5.0%
Laredo Petroleum Holdings, Inc. (A)	1,818	26,541

Total Energy – 5.0%		26,541
Financials

Asset Management & Custody Banks – 0.9%
Financial Engines, Inc.	106	4,629

Investment Banking & Brokerage – 0.8%
Stifel Financial Corp. (A)	80	3,995

Life & Health Insurance – 1.5%
American Equity Investment Life Holding Co.	329	7,782

Regional Banks – 17.2%
BankUnited, Inc.	269	10,049
Chemical Financial Corp.	104	5,298
FCB Financial Holdings, Inc., Class A (A)	190	9,429
First Horizon National Corp.	423	7,825

COMMON STOCKS (Continued)	Shares	Value
Regional Banks (Continued)
Pinnacle Financial Partners, Inc.	165	$10,978
SVB Financial Group (A)	21	3,870
Tompkins Financial Corp.	28	2,223
UMB Financial Corp.	45	3,353
Webster Financial Corp.	411	20,581
Western Alliance Bancorp. (A)	260	12,761
Wintrust Financial Corp.	67	4,659

		91,026

Total Financials – 20.4%		107,432
Health Care

Health Care Services – 4.1%
Healthways, Inc. (A)	748	21,760

Health Care Supplies – 1.4%
ICU Medical, Inc. (A)	47	7,131

Health Care Technology – 2.9%
Evolent Health, Inc., Class A (A)	417	9,297
Omnicell, Inc. (A)	149	6,055

		15,352

Total Health Care – 8.4%		44,243
Industrials

Aerospace & Defense – 1.0%
Orbital ATK, Inc.	51	5,042

Building Products – 2.2%
Advanced Drainage Systems, Inc.	338	7,400
Continental Building Products, Inc. (A)	163	3,987

		11,387

Commercial Printing – 0.5%
Multi-Color Corp.	34	2,382

Construction Machinery & Heavy Trucks – 1.0%
Allison Transmission Holdings, Inc.	152	5,478

Industrial Machinery – 4.0%
Actuant Corp., Class A	295	7,781
Woodward, Inc.	194	13,203

		20,984

Trading Companies & Distributors – 3.4%
Beacon Roofing Supply, Inc. (A)	254	12,497
Univar, Inc. (A)	182	5,589

		18,086

Trucking – 3.8%
Saia, Inc. (A)	258	11,431
YRC Worldwide, Inc. (A)	807	8,888

		20,319

Total Industrials – 15.9%		83,678

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 1.5%
8x8, Inc. (A)	523	$7,973

Data Processing & Outsourced Services – 1.4%
Conduent, Inc. (A)	450	7,554

Home Entertainment Software – 4.7%
Take-Two Interactive Software, Inc. (A)	417	24,686

Internet Software & Services – 0.6%
Q2 Holdings, Inc. (A)	94	3,271

IT Consulting & Other Services – 1.8%
Unisys Corp. (A)	665	9,272

Semiconductors – 0.9%
Advanced Micro Devices, Inc. (A)	306	4,457

Systems Software – 1.0%
Tableau Software, Inc., Class A (A)	106	5,252

Technology Distributors – 1.0%
Tech Data Corp. (A)	59	5,498

Total Information Technology – 12.9%		67,963
Materials

Specialty Chemicals – 6.3%
Flotek Industries, Inc. (A)(B)	118	1,505
Flotek Industries, Inc. (A)	709	9,063
Innospec, Inc.	118	7,609
Sensient Technologies Corp.	189	14,945

		33,122

Steel – 1.0%
TimkenSteel Corp. (A)	288	5,444

Total Materials – 7.3%		38,566
Real Estate

Industrial REITs – 0.7%
STAG Industrial, Inc.	153	3,835

Real Estate Services – 0.5%
Realogy Holdings Corp.	86	2,556

Specialized REITs – 4.2%
Entertainment Properties Trust	29	2,128
Uniti Group, Inc.	780	20,160

		22,288

Total Real Estate – 5.4%		28,679

184	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Alternative Carriers – 2.0%
Vonage Holdings Corp. (A)	1,674	$10,583

Total Telecommunication Services – 2.0%		10,583
Utilities

Electric Utilities – 1.0%
ALLETE, Inc.	77	5,207

Gas Utilities – 0.7%
South Jersey Industries, Inc.	107	3,832

Total Utilities – 1.7%		9,039

TOTAL COMMON STOCKS – 96.8%		$510,617
(Cost: $433,201)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 1.3%
Kroger Co. (The),
1.150%, 4-3-17	$7,199	$7,198

Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (D)	3,809	3,809

Municipal Obligations – 0.9%
NY State Hsng Fin Agy, Related 42nd and 10th Hsng Rev Bonds, Ser 2008A (GTD by FHLMC) (BVAL plus 14 bps),
0.840%, 4-7-17 (D)	$4,500	$4,500

TOTAL SHORT-TERM SECURITIES – 2.9%		$15,507
(Cost: $15,507)

Value
TOTAL INVESTMENT SECURITIES – 99.7%	$526,124
(Cost: $448,708)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%	1,511

NET ASSETS – 100.0%	$527,635

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017 the total value of these securities amounted to $1,505 or 0.3% of net assets.

(C)	Rate shown is the yield to maturity at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$510,617	$—	$—
Short-Term Securities	—	15,507	—
Total	$510,617	$15,507	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Corp.

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	185

MANAGEMENT DISCUSSION	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Timothy J. Miller Kenneth G. McQuade Brad Halverson

Below, Bradley P. Halverson, CFA, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Ivy Small Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Miller has managed the Fund since 2010 and has 38 years of investment experience. Mr. Halverson and Mr. McQuade assumed co-manager responsibility in October 2016. Mr. Halverson has 15 years of industry experience and Mr. McQuade has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Small Cap Growth Fund (Class A shares at net asset value)	23.58%
Ivy Small Cap Growth Fund (Class A shares including sales charges)	16.50%

Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	23.03%
(generally reflects the performance of small-company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	22.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The fiscal year ended March 31, 2017 proved to be a banner year for small-cap stocks, as measured by the Russell 2000 Growth Index, the Fund’s benchmark, which generated returns in excess of 20% for investors. The trend-line was up for most of the year with the exception of a couple deep “air-pockets” — the fallout from the vote in the United Kingdom to leave the European Union (Brexit) in June and U.S. election jitters in October. In both cases, however, the market quickly recovered and was back on trend for the balance of the year. Small-cap stocks performed better than large caps for the fiscal period reflecting positive investor sentiment toward stocks and a tilt to “risk-on” mode. The composition of the rally, however, changed after the U.S. election as investors were betting on an accelerating economy that would be driven by pro-growth economic policy coming from the Trump administration. The result was a huge rally in the mid-to-late cycle industry groups such as chemicals, materials, industrials, energy and banks. The Russell 2000 Value Index trounced the Russell 2000 Growth Index in the post-election rally through December 31, 2016. Some of that underperformance has been recovered by the growth index in the early part of 2017, but for the 12-month period ending March 31, 2017, the value index performed better than the growth index. Nevertheless, investors were amply rewarded in small-cap growth stocks for the year.

Economic activity continued improving throughout the 12-month fiscal period, led by gains in employment, consumer spending (on a macro level) and the Institute for Supply Management (ISM) Index. The ISM Manufacturing Index started the year at 51.7 and ended at a robust 57.2. Auto sales remained strong and housing sales and starts improved as the year progressed. Pent-up demand for housing seems to be at a high level with inventory of unsold homes staying stubbornly low, which we believe suggests an extended upcycle for the sector.

In the commodity sector, oil prices staged a rally in early 2016 to around $50 per barrel for WTI. The price has since bounced between $45-55 per barrel. The domestic oil and gas industry continues to drive incredible efficiency and productivity such that the current prices are economic for renewed drilling and production activity in the prime basins of Texas, North Dakota, Colorado and Oklahoma. Natural gas prices have also rallied supporting activity in Pennsylvania and Ohio. The oil price collapse in 2014 and 2015 had been a major drag on the U.S. economy, so the rebound in 2016 provided a nice stimulus to the energy sector and all of the peripheral industrial sectors serving that economy.

Contributors and detractors

The Fund outperformed its benchmark and peers for the fiscal year ended March 31, 2017, before sales charges. Top performing sectors included financials, health care, real estate, telecommunications and consumer staples. Underperforming sectors were industrials, materials and consumer discretionary. Technology and energy were in line with the benchmark; and since the market was up over 20%, cash held in the Fund was a modest drag. The Fund experienced a small gain from a biotech swap that offset some of the drag from cash. The Fund invests in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to

186	ANNUAL REPORT	2017

increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Financials was the largest contributor to performance for the year, and all of that performance came from bank stocks. The Fund has been positioned in high-quality, growth-oriented bank stocks for years, and the primary catalyst during the measurement period was the beginning of an interest rate-hike cycle by the Federal Reserve. Most small banks have varying degrees of “asset-sensitive” balance sheets, which means that as interest rates rise, the yields on loans and securities increase faster than the deposit rates paid by the banks, resulting in a rising net interest margin and earnings. SVB Financial Group has been the largest bank position in the Fund’s portfolio for years due to its multiple fundamental characteristics that match our growth philosophy — it occupies a leading position in the fast-growing market of technology lending and venture capital/private equity lending. In addition, the bank has a high degree of asset sensitivity, and as a result, the stock was up significantly in the fiscal year and was the largest active return contribution for the Fund. Other bank names that performed well included PrivateBancorp (which received a takeover offer from CIBC Canada and is no longer a holding within the portfolio), Home BancShares, and Cathay General Bancorp. The bank group remains overweight in the portfolio, as we expect the intermediate-term fundamental picture to remain attractive for small-cap growth oriented bank stocks.

Technology is the largest sector weighting in the portfolio and was a strong contributor to returns for the year while slightly performing better than the benchmark due to our overweight position. Technology themes employed during the year included communications equipment, semiconductors, and select software as a service names. The communications equipment cycle was driven by aggressive capital spending trends from both telecommunications companies, that are upgrading long-haul and metro networks; and hyper-scale companies like Amazon and Facebook that are spending to keep up with the data center demands on each companies’ networks. Positive contributors for the Fund included Acacia Communications (no longer a holding), Lumentum Holdings and Fabrinet. Lumentum has also been boosted by the large potential that exists for its 3D sensing technology, the first of which may be deployed in the latest iteration of cellphones. Semiconductor stocks also performed quite well for the year driven by healthy demand across the globe in a number of end-markets including autos, telecommunications, data networking, and emerging IOT (internet of things). The Fund’s larger positions are in high-quality diversified companies such as Monolithic Power and Power Integrations, both companies are experiencing strong new product cycles. Finally, the software as a service group was a mixed bag for the year, with a few big contributors like Paycom and Shopify but a few important laggards like Ultimate Software. The group seemed to be a source of funds for the cyclical rally after the election but have since recovered in 2017. Sentiment may ebb and flow for the group, but we believe that the companies within the Fund appear to be positioned with long-term growth opportunities, strong management, and increasing profitability and cash flow.

The health care sector also benefited the Fund. Investments tend to be stock-specific rather than theme oriented, with emphasis on medical equipment, devices, and technology. For the year, Fund returns were led by LDR Holding (which received a buyout from Zimmer Biomet and is no longer a holding), Nevro Corp., HealthEquity, Inc. and Inogen, Inc. Nevro and Inogen are examples of companies that have developed products that nearly revolutionize treatment for their targeted markets, which include back pain in the case of Nevro and oxygen delivery in the case of Inogen. HealthEquity, another holding, is one of the leading providers of Health Savings Account platforms for employer health plans — a rapidly growing market that could see wider adoption under the Trump administration. Positive contribution from the above mentioned companies and a few other med-tech stocks were partially offset by weakness in the healthcare services stocks. Uncertainty over the Affordable Care Act has weighed on the service names, but we believe that delivery of good sales and earnings growth from our stocks should restore performance. Biotech is an important part of the benchmark and the Fund participates in the group primarily via a swap position. The biotech swap position was a positive contributor to the Fund for the fiscal year.

Certain industries within the consumer sector continued to struggle, such as retailing, restaurants and apparel. The Fund had a few core winners in the sector, namely Vail Resorts and Dave & Busters, but these were offset by the weight of disappointment in other retail and restaurant names. While the majority of the consumer sector underperformed, the Fund’s lone real estate position, RE/MAX Holdings, was a top three contributor to performance. RE/MAX’s franchise model strategy has been an overwhelming success, and the backdrop of improving housing turnover provided additional lift for the stock.

As mentioned above, the post-election cyclical surge in the market drove strong performance from the industrials and materials stocks in the later part of the year. While the Fund participated in the rally, the lower weightings caused a modest shortfall relative to the benchmark. Standout performers included Mercury Computer Systems, Eagle Materials and HEICO Corp.

2017	ANNUAL REPORT	187

Outlook

The next 12-month period will be a challenge to match the previous, but we believe that the underlying trends remain favorable. U.S. economic growth appears to be improving, and importantly, the economic recovery seems to be finally coming to Europe as well. We think the pace of recovery will be somewhat dependent on the success of pro-growth policies by the Trump administration. In the growth sectors of the small-cap market, we believe that opportunities remain abundant in technology, health care, and even the consumer sector. In combination with an upturn in the late-cycle energy and industrials, the prospects for another good year remain a possibility.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-stablished companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund.

188	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	94.0%
Information Technology	28.0%
Industrials	17.3%
Health Care	16.7%
Consumer Discretionary	15.9%
Financials	7.4%
Energy	2.6%
Materials	2.3%
Real Estate	2.2%
Consumer Staples	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.0%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	192/561	35
3 Year	145/501	29
5 Year	124/442	28
10 Year	29/324	9

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
AMN Healthcare Services, Inc.	Health Care	Health Care Services
Pool Corp.	Consumer Discretionary	Distributors
Ultimate Software Group, Inc. (The)	Information Technology	Application Software
Booz Allen Hamilton Holding Corp.	Information Technology	IT Consulting & Other Services
Watsco, Inc.	Industrials	Trading Companies & Distributors
RE/MAX Holdings, Inc., Class A	Real Estate	Real Estate Services
Mercury Computer Systems, Inc.	Industrials	Aerospace & Defense
SVB Financial Group	Financials	Regional Banks
Paycom Software, Inc.	Information Technology	Application Software
Dave & Buster’s Entertainment, Inc.	Consumer Discretionary	Restaurants

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	189

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N(5)	Class R	Class Y
1-year period ended 3-31-17	16.50%	18.55%	22.80%	16.42%	24.03%	24.24%	23.32%	23.71%
5-year period ended 3-31-17	10.50%	10.69%	11.12%	10.42%	12.24%	—	11.57%	11.97%
10-year period ended 3-31-17	8.37%	8.14%	8.31%	—	—	—	8.88%	9.23%
Since Inception of Class through 3-31-17(6)	—	—	—	8.23%	9.63%	10.53%	—	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares and 7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

190	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.7%
Burlington Stores, Inc. (A)	170	$16,549

Automotive Retail – 1.0%
Monro Muffler Brake, Inc.	195	10,139

Distributors – 2.6%
Pool Corp. (B)	213	25,429

General Merchandise Stores – 0.7%
Ollie’s Bargain Outlet Holdings, Inc. (A)	218	7,303

Homebuilding – 1.4%
Installed Building Products, Inc. (A)	253	13,351

Hotels, Resorts & Cruise Lines – 1.0%
Hilton Grand Vacations, Inc. (A)	357	10,226

Leisure Facilities – 1.5%
Vail Resorts, Inc.	78	14,989

Leisure Products – 0.5%
Nautilus Group, Inc. (The) (A)	278	5,066

Restaurants – 4.5%
Dave & Buster’s Entertainment, Inc. (A)	314	19,186
Texas Roadhouse, Inc., Class A	337	14,993
Wingstop, Inc.	383	10,823

		45,002

Specialty Stores – 1.0%
Five Below, Inc. (A)	46	1,984
Party City Holdco, Inc. (A)	563	7,907

		9,891

Total Consumer Discretionary – 15.9%		157,945
Consumer Staples

Packaged Foods & Meats – 1.6%
Lance, Inc. (B)	381	15,355

Total Consumer Staples – 1.6%		15,355
Energy

Oil & Gas Equipment & Services – 2.1%
Forum Energy Technologies, Inc. (A)	198	4,107
Keane Group, Inc. (A)	154	2,202
RPC, Inc.	538	9,849
U.S. Silica Holdings, Inc.	94	4,530

		20,688

Oil & Gas Exploration & Production – 0.5%
Petroleum Development Corp. (A)	74	4,589

Total Energy – 2.6%		25,277

COMMON STOCKS (Continued)	Shares	Value
Financials

Regional Banks – 6.3%
Ameris Bancorp	146	$6,740
Cathay General Bancorp	143	5,381
Home BancShares, Inc.	674	18,238
SVB Financial Group (A)	113	21,114
Western Alliance Bancorp. (A)	222	10,917

		62,390

Thrifts & Mortgage Finance – 1.1%
LendingTree, Inc. (A)	90	11,269

Total Financials – 7.4%		73,659
Health Care

Health Care Equipment – 7.7%
Inogen, Inc. (A)	166	12,860
iRhythm Technologies, Inc. (A)	145	5,435
K2M Group Holdings, Inc. (A)	538	11,034
Nevro Corp. (A)	145	13,558
NuVasive, Inc. (A)	130	9,679
NxStage Medical, Inc. (A)	368	9,876
Penumbra, Inc. (A)	169	14,103

		76,545

Health Care Facilities – 1.7%
Acadia Healthcare Co., Inc. (A)	392	17,074

Health Care Services – 4.7%
AMN Healthcare Services, Inc. (A)	715	29,009
Envision Healthcare Holdings, Inc. (A)	206	12,626
Teladoc, Inc. (A)	192	4,802

		46,437

Life Sciences Tools & Services – 1.2%
Cambrex Corp. (A)	211	11,588

Managed Health Care – 1.4%
HealthEquity, Inc. (A)	340	14,420

Total Health Care – 16.7%		166,064
Industrials

Aerospace & Defense – 3.1%
HEICO Corp.	100	8,703
Mercury Computer Systems, Inc. (A)	556	21,723

		30,426

Agricultural & Farm Machinery – 1.1%
Toro Co. (The)	171	10,693

Air Freight & Logistics – 1.6%
XPO Logistics, Inc. (A)	342	16,378

Building Products – 0.7%
JELD-WEN Holding, Inc. (A)	207	6,788

Construction & Engineering – 1.9%
Dycom Industries, Inc. (A)	202	18,739

COMMON STOCKS (Continued)	Shares	Value
Diversified Support Services – 0.8%
Healthcare Services Group, Inc.	35	$1,513
Ritchie Bros. Auctioneers, Inc.	212	6,981

		8,494

Industrial Machinery – 3.7%
John Bean Technologies Corp.	168	14,784
RBC Bearings, Inc. (A)	50	4,857
Timken Co. (The)	110	4,988
Woodward, Inc.	176	11,934

		36,563

Trading Companies & Distributors – 3.4%
Beacon Roofing Supply, Inc. (A)	234	11,484
Watsco, Inc. (B)	155	22,260

		33,744

Trucking – 1.0%
Knight Transportation, Inc.	322	10,092

Total Industrials – 17.3%		171,917
Information Technology

Application Software – 11.7%
BroadSoft, Inc. (A)	326	13,101
Ellie Mae, Inc. (A)	91	9,135
Globant S.A. (A)	216	7,873
HubSpot, Inc. (A)	227	13,763
Manhattan Associates, Inc. (A)	261	13,595
Paycom Software, Inc. (A)	355	20,428
Tyler Technologies, Inc. (A)	86	13,215
Ultimate Software Group, Inc. (The) (A)(B)	130	25,368

		116,478

Communications Equipment – 1.3%
Lumentum Holdings, Inc. (A)	247	13,188

Electronic Manufacturing Services – 1.3%
Fabrinet (A)	316	13,302

Internet Software & Services – 2.7%
Five9, Inc. (A)	420	6,920
Q2 Holdings, Inc. (A)	221	7,712
Shopify, Inc., Class A (A)	174	11,868

		26,500

IT Consulting & Other Services – 3.4%
Booz Allen Hamilton Holding Corp.	632	22,374
InterXion Holding N.V. (A)	254	10,040
Presidio, Inc. (A)	70	1,089

		33,503

Semiconductors – 5.9%
MACOM Technology Solutions Holdings, Inc. (A)	218	10,539
MaxLinear, Inc., Class A (A)	283	7,924
Mellanox Technologies Ltd. (A)	238	12,101
Monolithic Power Systems, Inc.	143	13,198
Power Integrations, Inc. (B)	221	14,509

		58,271

2017	ANNUAL REPORT	191

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 1.6%
Proofpoint, Inc. (A)	215	$16,017

Technology Distributors – 0.1%
Tech Data Corp. (A)	6	582

Total Information Technology – 28.0%		277,841
Materials

Construction Materials – 2.3%
Eagle Materials, Inc.	93	9,034
Summit Materials, Inc., Class A (A)	400	9,890
U.S. Concrete, Inc. (A)	54	3,505

		22,429

Total Materials – 2.3%		22,429
Real Estate

Real Estate Services – 2.2%
RE/MAX Holdings, Inc., Class A	374	22,222

Total Real Estate – 2.2%		22,222

TOTAL COMMON STOCKS – 94.0%		$932,709
(Cost: $672,821)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 2.6%
BorgWarner, Inc.,
1.140%, 4-4-17	$5,000	$4,999
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
1.050%, 4-4-17	4,000	4,000
CVS Health Corp.,
1.130%, 4-10-17	5,000	4,998
Northern Illinois Gas Co.,
0.990%, 4-10-17	7,000	6,998
Wisconsin Gas LLC,
0.950%, 4-3-17	5,000	5,000

		25,995

Master Note – 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (D)	5,868	5,868

Municipal Obligations – 3.2%
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank N.A.) (BVAL plus 14 bps),
0.840%, 4-7-17 (D)	2,500	2,500

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2005 (GTD by U.S. Bank N.A.) (BVAL plus 13 bps),
0.930%, 4-7-17 (D)	$4,400	$4,400
NY Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2015A-1 (GTD by Bank of America N.A.) (BVAL plus 18 bps),
0.880%, 4-7-17 (D)	7,300	7,300
The Regents of the Univ of CA, Gen Rev Bonds, Ser AL (BVAL plus 9 bps),
0.890%, 4-7-17 (D)	17,625	17,625

		31,825

TOTAL SHORT-TERM SECURITIES – 6.4%		$63,688
(Cost: $63,688)

TOTAL INVESTMENT SECURITIES – 100.4%		$996,397
(Cost: $736,509)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(3,627)

NET ASSETS – 100.0%		$992,770

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $691 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Rate shown is the yield to maturity at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following total return swap agreements were outstanding at March 31, 2017:

Counterparty	Number of Shares	Underlying Security	Termination Date	Notional Amount	Financing Fee(1)(2)	Unrealized Depreciation
JPMorgan Chase Bank N.A.	253,927	Biotech Custom Index	01/09/2018	$29,620	1M LIBOR less 50 bps	$(595)

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Fund would receive payments on any net positive total return, and would make payments in the event of a negative total return.

192	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$932,709	$—	$—
Short-Term Securities	—	63,688	—
Total	$932,709	$63,688	$—

Liabilities
Total Return Swaps	$—	$595	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	193

MANAGEMENT DISCUSSION	IVY TAX-MANAGED EQUITY FUND

(UNAUDITED)

Bradley M. Klapmeyer

Below, Bradley M. Klapmeyer, CFA, portfolio manager of Ivy Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2017. Mr. Klapmeyer has managed the Fund since 2014 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Tax-Managed Equity Fund (Class A shares at net asset value)	12.42%
Ivy Tax-Managed Equity Fund (Class A shares including sales charges)	5.95%

Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	15.76%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	14.55%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market conditions

Since the Great Recession of 2009, the Russell 1000 Growth Index, the Fund’s benchmark, has recorded eight years of positive gains, with seven of the eight years posting gains over 10%. The cumulative return for the Russell 1000 Growth Index starting March 31, 2009 and ending March 31, 2017 is over 260%, or around 17.8% annualized. This is rather remarkable performance during a period that was fraught with global growth challenges and slow, but low, growth in the U.S.

The measurement period was another year filled with notable events but also another year of solid market gains. Just as the markets were finally done digesting what was viewed a premature Federal Reserve (Fed) interest rate hike in December 2015, the first major event occurred — the Brexit vote. The vote, which set in motion a path for the U.K. to exit the European Union, was met with another round of risk aversion in the market. There have been numerous mini-shocks to the market over the past several years and Brexit was another. These mini-shocks temporarily disrupt equity prices but do not disrupt the economic trajectory; said another way, these events have typically weighed on equity valuations without changing underlying company fundamentals. As the continued positive returns in the market illustrate, these ripples have tended to be opportunities for long-term, patient investors.

A second major event that occurred during the measurement period was the outcome of the 2016 U.S. presidential election. A lot changed overnight from November 8th to November 9th. With a newly-elected president also quickly came the expectation of aggressive pro-growth initiatives, which included corporate tax reform, offshore cash repatriation, loosening of government oversight and federal infrastructure spending. Investors in turn moved to resuscitate the deep value, cyclical growth areas of the market that had been left behind in a slow-growth environment. Those sectors leveraged to better economic growth and higher interest rates — industrials and financials — were for a period of time relative winners. The sectors that had previously been selected for their safety and dividend yield — consumer staples and real estate investment trusts (REITs) — began to lag. The market was favoring growth over safety.

The Fed raised interest rates twice during the measurement period — once in December 2016 and again in March 2017. The Fed also set a course for additional rate hikes throughout 2017. It is notable to observe that as we entered the measurement period, there was concern about the health of the U.S. economy, but upon exiting, there was a debate about how many times the Fed will move on interest rates. This was a significant change in expectations over the 12-month fiscal period.

Looking at the return by the index, factor performance shows that earnings per share (EPS) estimate revisions, variability of earnings and projected long-term EPS growth were key variables in driving performance during the fiscal year. This implies that the market was directing investment toward the fast growers, but more importantly, the “riskier” high growers. Out of favor were stocks that had been working (relative strength) and the higher-quality names (return on equity).

Strategies employed, contributors and detractors

The Fund posted strong absolute gains, before sales charges, during the fiscal year but underperformed its benchmark. The Fund’s philosophy and process have remained consistent throughout the measurement period — a process that identifies structurally-advantaged companies that can generate superior levels of profitability and growth over time. Despite short-term dislocations and bouts of market volatility provided by macro uncertainty, we believe that buying high-quality defensible growth securities should generate strong returns over time.

194	ANNUAL REPORT	2017

In terms of performance attribution, the Fund’s relative underperformance was largely driven by stock selection in the health care sector. Security selection in technology was also a detractor of performance. On the win side, strong stock selection in consumer discretionary, energy and industrials helped balance the performance.

The health care sector continued to be pressured by perceived risk around the U.S. government enacting regulations to curb increases in drug prices and thus lowering margins across the sector. This overhang put material downward pressure on sector valuations but also worked to cap stock valuations on the upside.

There were several stock specific events in health care, such as Allergan, which underperformed the benchmark as Pfizer announced it was no longer acquiring the company and also following negative estimate revisions. Shire Pharmaceuticals Group, another large overweight position, acquired hemophilia drug company Baxalta, a deal which has been intensely debated and was a weight on company valuation.

Electronic technology contributed to the relative underperformance through stock selection. Cognizant Technology was negatively impacted due to a slowdown in health care and financial consulting. Fleetcor, a large overweight, struggled with organic growth during the period and in a strong market environment the shares were relatively flat.

Consumer discretionary provided positive attribution. Overweight positions in Amazon.com, Charter Communications and Panera helped add to absolute performance. Amazon.com’s performance was driven by indications that the company was making further progress in gaining share across multiple categories and strong performance out of Amazon Web Services, its cloud computer business. Charter Communications benefited from strong results and also take-out speculation. Finally, Panera benefited from take-out speculation, but also continued to drive above industry sales growth due to its digital experience roll-out.

Energy and industrials also contributed positively to performance. Within energy, Halliburton significantly outperformed within a better oil price environment but also building expectations that pricing in the oil services industry would soon turn favorable. Industrials saw outperformance from both Union Pacific and Boeing, the former related to improving rail volumes and the latter related to a continued strong commercial aerospace cycle and expectations of higher defense spend going forward.

Outlook and positioning

Similar to years past, it is likely the market may continue to experience mini-shocks that temporarily disrupt equity prices. These shocks may potentially be driven by expectations around advancing pro-growth policies within the U.S. Given the strong market returns, there is an expectation of success embedded in equity valuations across many sectors. What may not be appreciated is the potential slow pace at which pro-growth policies may be allowed to advance, leading to moments of disappointment from investors. Needless to say, there remains a wide range of outcomes associated with these government policies. This seesawing of sentiment will be difficult to ascertain in terms of timing but is likely to present continued opportunities for patient investors.

We think the rationale for accelerating growth, outside of just fiscal stimulus, remains a sound thesis. The key linchpin is business confidence and, if corporations continue to believe and thus invest for, a period of strong and accelerating economic growth. The starting point is that we think corporations likely exited calendar year 2016 with the belief that federal regulations are at minimum static, and at best likely to ease, under the new administration. This comfort on the regulatory front, combined with healthy economic indicators, seems to be encouraging increased business confidence and potentially increased investment spending.

We anticipate that the Fed should continue to move interest rates higher throughout the coming calendar year, and that these hikes will be justified by continued strong economic data in the U.S. The ISM manufacturing index, a key watch item, remained in growth territory during the fiscal year and ended with inventory levels that appeared very well constrained. This data is intriguing in that it would argue there was real end market demand pulling through product. Other positive signals that suggest strong economic growth going forward include strong labor markets, improving wages and a healthy consumer.

The Fund’s positioning for the coming fiscal year ending March 31, 2018 will focus on the potential for economic growth acceleration due to policy initiatives but also appreciate the risk associated with potential policy delays. There will be no change in the Fund’s strategy of seeking to find the subset of companies with strong business models that we believe also have value materially higher than current levels. This type of investment philosophy argues for longer holding periods and lower turnover. Within this approach, the Fund will attempt to minimize taxable gains and income to shareholders. Thank you for your continued confidence and support.

2017	ANNUAL REPORT	195

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment. Tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax-managed mutual funds. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable Federal income tax rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Tax-Managed Equity Fund.

196	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY TAX-MANAGED EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Information Technology	39.1%
Consumer Discretionary	19.0%
Health Care	15.6%
Industrials	11.7%
Consumer Staples	5.3%
Energy	4.2%
Financials	3.5%
Real Estate	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	523/665	79
3 Year	343/596	58
5 Year	283/533	53

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
salesforce.com, Inc.	Information Technology	Application Software
Alphabet, Inc., Class A	Information Technology	Internet Software & Services
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Adobe Systems, Inc.	Information Technology	Application Software
Facebook, Inc., Class A	Information Technology	Internet Software & Services
Shire Pharmaceuticals Group plc ADR	Health Care	Biotechnology
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
priceline.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	197

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY TAX-MANAGED EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I(5)	Class Y(6)
1-year period ended 3-31-17	5.95%	7.65%	11.57%	12.69%	12.45%
5-year period ended 3-31-17	10.08%	10.53%	10.60%	11.55%	11.43%
10-year period ended 3-31-17	—	—	—	8.34%	—
Since Inception of Class through 3-31-17(7)	12.14%	12.28%	12.23%	—	13.04%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

(6)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(7)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

198	ANNUAL REPORT	2017

BEFORE – AND AFTER – TAX RETURNS	IVY TAX-MANAGED EQUITY FUND

(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 3-31-17		5-year period ended 3-31-17	10-year period ended 3-31-17	Since inception of Class through 3-31-17(2)
Class A(3)
Before Taxes	5.95%		10.08%	—	12.14%
After Taxes on Distributions	5.95%		9.72%	—	11.91%
After Taxes on Distributions and Sale of Fund Shares	3.37%	(4)	7.96%	—	9.96%
Class B(5)
Before Taxes	7.65%		10.53%	—	12.28%
After Taxes on Distributions	7.65%		10.20%	—	12.07%
After Taxes on Distributions and Sale of Fund Shares	4.33%	(4)	8.34%	—	10.08%
Class C
Before Taxes	11.57%		10.60%	—	12.23%
After Taxes on Distributions	11.57%		10.27%	—	12.01%
After Taxes on Distributions and Sale of Fund Shares	6.55%	(4)	8.39%	—	10.03%
Class I(6)
Before Taxes	12.69%		11.55%	8.34%	—
After Taxes on Distributions	12.69%		11.16%	8.15%	—
After Taxes on Distributions and Sale of Fund Shares	7.18%	(4)	9.16%	6.80%	—
Class Y(7)
Before Taxes	12.45%		11.43%	—	13.04%
After Taxes on Distributions	12.45%		11.06%	—	12.80%
After Taxes on Distributions and Sale of Fund Shares	7.05%	(4)	9.07%	—	10.74%
Russell 1000 Growth Index(8)	15.76%		13.32%	9.13%	16.21%

(1)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(2)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

(5)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

(7)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(8)	Reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

2017	ANNUAL REPORT	199

SCHEDULE OF INVESTMENTS	IVY TAX-MANAGED EQUITY FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 2.7%
O’Reilly Automotive, Inc. (A)	12	$3,117

Cable & Satellite – 3.1%
Charter Communications, Inc., Class A (A)	3	893
Comcast Corp., Class A	73	2,731

		3,624

Footwear – 0.7%
NIKE, Inc., Class B	15	854

Home Improvement Retail – 2.2%
Home Depot, Inc. (The)	18	2,636

Internet & Direct Marketing Retail – 7.6%
Amazon.com, Inc. (A)	6	5,432
priceline.com, Inc. (A)	2	3,565

		8,997

Restaurants – 2.7%
Panera Bread Co., Class A (A)	12	3,155

Total Consumer Discretionary – 19.0%		22,383
Consumer Staples

Brewers – 0.5%
Anheuser-Busch InBev S.A. ADR	6	611

Food Retail – 0.7%
Casey’s General Stores, Inc.	7	830

Hypermarkets & Super Centers – 1.4%
Costco Wholesale Corp.	10	1,668

Packaged Foods & Meats – 1.1%
Blue Buffalo Pet Products, Inc. (A)	54	1,237

Personal Products – 1.0%
Estee Lauder Co., Inc. (The), Class A	15	1,236

Tobacco – 0.6%
Philip Morris International, Inc.	6	681

Total Consumer Staples – 5.3%		6,263
Energy

Oil & Gas Equipment & Services – 4.2%
Halliburton Co.	69	3,397
Schlumberger Ltd.	20	1,575

		4,972

Total Energy – 4.2%		4,972

COMMON STOCKS (Continued)	Shares	Value
Financials

Financial Exchanges & Data – 2.4%
CME Group, Inc.	24	$2,851

Investment Banking & Brokerage – 1.1%
Goldman Sachs Group, Inc. (The)	5	1,241

Total Financials – 3.5%		4,092
Health Care

Biotechnology – 8.2%
ACADIA Pharmaceuticals, Inc. (A)	34	1,179
Alexion Pharmaceuticals, Inc. (A)	18	2,167
Biogen, Inc. (A)	2	535
Incyte Corp. (A)	12	1,643
Shire Pharmaceuticals Group plc ADR	23	4,094

		9,618

Health Care Equipment – 4.1%
Danaher Corp.	35	3,024
DexCom, Inc. (A)	22	1,826

		4,850

Pharmaceuticals – 3.3%
Allergan plc	11	2,675
Bristol-Myers Squibb Co.	22	1,197

		3,872

Total Health Care – 15.6%		18,340
Industrials

Aerospace & Defense – 3.2%
Boeing Co. (The)	11	2,027
Raytheon Co.	11	1,693

		3,720

Construction Machinery & Heavy Trucks – 1.6%
Caterpillar, Inc.	21	1,929

Railroads – 2.6%
Kansas City Southern	14	1,227
Union Pacific Corp.	17	1,789

		3,016

Research & Consulting Services – 2.1%
Verisk Analytics, Inc., Class A (A)	31	2,529

Trucking – 2.2%
J.B. Hunt Transport Services, Inc.	28	2,542

Total Industrials – 11.7%		13,736
Information Technology

Application Software – 8.7%
Adobe Systems, Inc. (A)	37	4,857
salesforce.com, Inc. (A)	65	5,335

		10,192

COMMON STOCKS (Continued)	Shares	Value
Data Processing & Outsourced Services – 8.0%
FleetCor Technologies, Inc. (A)	19	$2,839
MasterCard, Inc., Class A	25	2,820
Visa, Inc., Class A	42	3,743

		9,402

Home Entertainment Software – 0.7%
Electronic Arts, Inc. (A)	9	823

Internet Software & Services – 9.3%
Alphabet, Inc., Class A (A)	6	5,037
Alphabet, Inc., Class C (A)	1	1,125
Facebook, Inc., Class A (A)	33	4,751

		10,913

Semiconductor Equipment – 2.8%
Lam Research Corp.	26	3,280

Systems Software – 5.5%
Microsoft Corp.	99	6,527

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	34	4,875

Total Information Technology – 39.1%		46,012
Real Estate

Specialized REITs – 1.4%
American Tower Corp., Class A	14	1,683

Total Real Estate – 1.4%		1,683

TOTAL COMMON STOCKS – 99.8%		$117,481
(Cost: $86,439)

SHORT-TERM SECURITIES	Principal

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (B)	$157	157

TOTAL SHORT-TERM SECURITIES – 0.1%		$157
(Cost: $157)

TOTAL INVESTMENT SECURITIES – 99.9%		$117,638
(Cost: $86,596)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		63

NET ASSETS – 100.0%		$117,701

200	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY TAX-MANAGED EQUITY FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$117,481	$—	$—
Short-Term Securities	—	157	—
Total	$117,481	$157	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Inberbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	201

MANAGEMENT DISCUSSION	IVY VALUE FUND

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Value Fund, discusses positioning, performance and results for the fiscal year ended December 31, 2017. He has managed the Fund since 2004 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2017
Ivy Value Fund (Class A shares at net asset value)	17.76%
Ivy Value Fund (Class A shares including sales charges)	11.01%

Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	19.22%
(generally reflects the performance of large-company value style stocks)
Lipper Large-Cap Value Funds Universe Average	18.71%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The U.S. economy continued to grow during the fiscal year and has shown some signs of acceleration in 2017. A recovering energy sector, strong employment and improving manufacturing sectors have raised expectations for gross domestic product (GDP) growth. Corporate earnings are strong with many companies at historically high margins, and equities have roughly tripled from their low in March 2009. The Federal Reserve (Fed) has employed many forms of loose monetary policy to stimulate this recovery, and now that approach is changing. The Fed has raised interest rates twice during the fiscal year and has laid out a path for more increases in 2017. The Fed may also begin to shrink its balance sheet, selling bonds into the market. This should also have an interest rate raising impact. Raising interest rates to prevent inflation, but maintain economic growth, is a delicate operation, and history shows it is easy to overshoot. Heightened volatility is anticipated around these interest rate increases, as well as the new political administrations’ policies. Volatility is not a given negative, however, as it tends to create opportunities for investment.

It was a good 12-month fiscal period for value, with the index up 19.2%, and a large part of that coming late in the time period. The backdrop for value investing greatly improved during the first quarter of 2017, with higher interest rates and increasing volatility leading to more chances for investment. The investing public has noticed, and money flows appear to be emphasizing more value than growth recently.

Large impacts to the Fund’s performance came from a number of areas. On the positive side, technology was the best performing sector, led by Micron Technology and Western Digital. These companies make technology components such as memory and hard disk drives. Demand growth has caused shortages, driving prices higher and the stocks have followed. Ownership in JP Morgan and Citigroup also helped Fund performance, as rising interest rates following the U.S. presidential election drove financials higher.

Conversely, the health care, consumer discretionary and consumer staples sectors were weak. The main detractor in health care was Teva Pharmaceuticals, a manufacturer of mostly generic drugs. We still believe that this is a solid company with good prospects. It has just had a number of stumbles recently, making the stock very inexpensive. Shareholders may note that another technology sector holding, Micron Technology (referred to above), which was the Fund’s top performer over this fiscal period, was one of the Fund’s worst performers in fiscal year 2016. We believed in the company and increased our position. We feel this could be a similar situation for Teva so we are exercising patience at this time.

In consumer discretionary, Fund performance was hurt by Target and Macy’s. We have re-assessed our investment thesis on these names, and have exited Macy’s but retained Target.

Outlook

Growth investing has outperformed value investing, as measured by the broad markets, for much of the past four years. This situation changed sharply in the fall of 2016. Higher interest rates and an expectation for even higher rates in calendar year 2017 have damped enthusiasm for high-growth names. We still remain cautiously constructive on the equity markets, especially with individual names we find compelling. The Fed’s tightening cycle is not to be taken lightly, and must be watched and anticipated carefully. Higher interest rates are historically not supportive of higher equity prices.

202	ANNUAL REPORT	2017

On a macro level, we would like to see a supportive backdrop with continued GDP growth and lower unemployment. One risk is lower today than in calendar 2016, as the energy sector has recovered, and is hiring and spending money on new projects.

Historically, the Fund has had a strong long-term performance record, but it has been affected by short-term periods of volatility from quarter to quarter. As a long-term investor, we typically view these bouts of volatility as opportunities and not threats. We will continue to purchase what we think are high-quality companies whose stock prices are below what we believe to be fair value and be sellers of those same names when they reach what we believe to be appropriate valuation levels. We believe a bottom up, company-by-company analysis can produce solid returns over the long haul.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is no guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Value Fund.

2017	ANNUAL REPORT	203

PORTFOLIO HIGHLIGHTS	IVY VALUE FUND

ALL DATA IS AS OF MARCH 31, 2017 (UNAUDITED)

Asset Allocation

Stocks	97.6%
Financials	30.6%
Health Care	13.9%
Energy	12.5%
Information Technology	11.5%
Consumer Discretionary	7.7%
Consumer Staples	6.9%
Industrials	4.9%
Utilities	3.3%
Materials	3.2%
Real Estate	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.4%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	286/475	61
3 Year	349/405	86
5 Year	243/364	67
10 Year	104/253	41

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
JPMorgan Chase & Co.	Financials	Diversified Banks
Citigroup, Inc.	Financials	Diversified Banks
Synchrony Financial	Financials	Consumer Finance
Micron Technology, Inc.	Information Technology	Semiconductors
Western Digital Corp.	Information Technology	Technology Hardware, Storage & Peripherals
Marathon Petroleum Corp.	Energy	Oil & Gas Refining & Marketing
Dow Chemical Co. (The)	Materials	Diversified Chemicals
Energy Transfer Partners L.P.	Energy	Oil & Gas Storage & Transportation
Duke Energy Corp.	Utilities	Electric Utilities
Communications Sales & Leasing, Inc.	Real Estate	Specialized REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

204	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N(6)	Class R	Class Y
1-year period ended 3-31-17	11.01%	12.57%	17.02%	11.24%	18.18%	18.32%	17.45%	17.81%
5-year period ended 3-31-17	9.83%	9.94%	10.39%	10.11%	11.53%	—	—	11.25%
10-year period ended 3-31-17	5.06%	4.68%	4.88%	—	—	—	—	5.89%
Since Inception of Class through 3-31-17(7)	—	—	—	5.40%	6.14%	5.52%	11.72%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Advantus Cornerstone Fund merged into the Ivy Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Cornerstone Fund Class A shares, restated to reflect current sales charges applicable to Ivy Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Value Fund. If these expenses were reflected, performance shown would differ.

2017	ANNUAL REPORT	205

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Cable & Satellite – 2.6%
Comcast Corp., Class A	225	$8,443

General Merchandise Stores – 2.6%
Target Corp.	152	8,367

Housewares & Specialties – 2.5%
Newell Rubbermaid, Inc. (A)	169	7,986

Total Consumer Discretionary – 7.7%		24,796
Consumer Staples

Agricultural Products – 2.4%
Ingredion, Inc.	63	7,551

Drug Retail – 2.4%
CVS Caremark Corp.	100	7,842

Tobacco – 2.1%
Philip Morris International, Inc.	60	6,819

Total Consumer Staples – 6.9%		22,212
Energy

Integrated Oil & Gas – 1.2%
Hess Corp.	83	3,982

Oil & Gas Refining & Marketing – 3.3%
Marathon Petroleum Corp. (A)	208	10,517

Oil & Gas Storage & Transportation – 8.0%
Energy Transfer Partners L.P.	278	10,145
Plains All American Pipeline L.P.	254	8,032
VTTI Energy Partners L.P.	410	7,798

		25,975

Total Energy – 12.5%		40,474
Financials

Asset Management & Custody Banks – 2.9%
State Street Corp.	116	9,195

Consumer Finance – 6.8%
Capital One Financial Corp.	112	9,706
Synchrony Financial	361	12,369

		22,075

Life & Health Insurance – 2.8%
MetLife, Inc.	173	9,148

Mortgage REITs – 2.6%
American Capital Agency Corp.	426	8,465

Multi-Line Insurance – 3.0%
American International Group, Inc.	153	9,546

Other Diversified Financial Services – 9.4%
Citigroup, Inc. (A)	219	13,088
JPMorgan Chase & Co.	196	17,217

		30,305

COMMON STOCKS (Continued)	Shares	Value
Property & Casualty Insurance – 2.0%
Allstate Corp. (The)	78	$6,356

Regional Banks – 1.1%
Fifth Third Bancorp	136	3,442

Total Financials – 30.6%		98,532
Health Care

Biotechnology – 2.4%
Amgen, Inc.	46	7,564

Health Care Facilities – 2.8%
HCA Holdings, Inc. (B)	102	9,041

Managed Health Care – 4.6%
Aetna, Inc.	50	6,428
Cigna Corp.	58	8,482

		14,910

Pharmaceuticals – 1.9%
Teva Pharmaceutical Industries Ltd. ADR	191	6,139

Total Health Care – 11.7%		37,654
Industrials

Airlines – 1.6%
Delta Air Lines, Inc.	111	5,097

Electrical Components & Equipment – 2.5%
Eaton Corp.	107	7,957

Industrial Machinery – 0.8%
Timken Co. (The)	58	2,635

Total Industrials – 4.9%		15,689
Information Technology

IT Consulting & Other Services – 1.0%
Computer Sciences Corp.	49	3,347

Semiconductors – 5.1%
Micron Technology, Inc. (A)(B)	411	11,863
NXP Semiconductors N.V. (B)	14	1,480
QUALCOMM, Inc.	55	3,154

		16,497

Systems Software – 2.1%
Microsoft Corp.	102	6,685

Technology Hardware, Storage & Peripherals – 3.3%
Western Digital Corp. (A)	128	10,597

Total Information Technology – 11.5%		37,126
Materials

Diversified Chemicals – 3.2%
Dow Chemical Co. (The)	161	10,255

Total Materials – 3.2%		10,255

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Specialized REITs – 3.1%
Uniti Group, Inc.	386	$9,973

Total Real Estate – 3.1%		9,973
Utilities

Electric Utilities – 3.1%
Duke Energy Corp.	123	10,120

Renewable Electricity – 0.2%
NextEra Energy Partners L.P.	18	606

Total Utilities – 3.3%		10,726

TOTAL COMMON STOCKS – 95.4%		$307,437
(Cost: $252,389)

PREFERRED STOCKS
Health Care

Pharmaceuticals – 2.2%
Teva Pharmaceutical Industries Ltd., Convertible, 7.000%	12	7,039

Total Health Care – 2.2%		7,039

TOTAL PREFERRED STOCKS – 2.2%		$7,039
(Cost: $7,955)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 2.1%
Kroger Co. (The),
1.150%, 4-3-17	$6,572	6,571

Master Note – 0.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.190%, 4-5-17 (D)	2,562	2,562

Municipal Obligations – 0.1%
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co.), Ser C (GTD by TD Bank N.A.) (BVAL plus 12 bps),
0.840%, 4-1-17 (D)	475	475

TOTAL SHORT-TERM SECURITIES – 3.0%		$9,608
(Cost: $9,608)

TOTAL INVESTMENT SECURITIES –100.6%		$324,084
(Cost: $269,952)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(1,975)

NET ASSETS – 100.0%		$322,109

206	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2017

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $17,198 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at March 31, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following written options were outstanding at March 31, 2017 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Micron Technology, Inc.	N/A	Call	555	April 2017	$27.00	$42	$(119)
Newell Rubbermaid, Inc.	N/A	Put	292	June 2017	42.00	14	(15)
	N/A	Call	292	June 2017	60.00	16	(1)
Western Digital Corp.	N/A	Call	122	May 2017	95.00	10	(11)

						$82	$(146)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$307,437	$—	$—
Preferred Stocks	7,039	—	—
Short-Term Securities	—	9,608	—
Total	$314,476	$9,608	$—

Liabilities
Written Options	$130	$16	$—

During the year ended March 31, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Inberbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	207

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Advantus Bond Fund(1)	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund	Ivy Emerging Markets Equity Fund(2)	Ivy European Opportunities Fund	Ivy Global Bond Fund
ASSETS
Investments in unaffiliated securities at value+	$724,614	$955,052	$213,474	$383,889	$837,879	$178,972	$159,780
Investments at Value	724,614	955,052	213,474	383,889	837,879	178,972	159,780
Cash	1	—	1	1	—	1	34
Cash denominated in foreign currencies at value+	—	—	—	—	9,356	—	—
Restricted cash	—	—	—	—	318	—	—
Investment securities sold receivable	2,702	19,916	843	1,276	—	—	38
Dividends and interest receivable	5,330	609	773	523	1,489	707	1,673
Capital shares sold receivable	1,687	786	138	424	10,457	135	477
Receivable from affiliates	237	349	3	11	235	—	194
Unrealized appreciation on forward foreign currency contracts	—	—	162	—	—	298	—
Variation margin receivable	67	—	—	—	—	—	—
Prepaid and other assets	62	46	47	39	69	46	46
Total Assets	734,700	976,758	215,441	386,163	859,803	180,159	162,242

LIABILITIES
Investment securities purchased payable	18,866	2,601	1,794	2,787	6,483	—	866
Capital shares redeemed payable	1,637	2,435	449	824	1,471	510	267
Distributions payable	216	—	—	—	—	—	—
Independent Trustees and Chief Compliance Officer fees payable	68	99	97	27	65	62	9
Overdraft due to custodian	—	3,085	—	—	2,974	—	—
Distribution and service fees payable	3	6	1	2	4	1	1
Shareholder servicing payable	153	189	67	82	198	55	49
Investment management fee payable	10	18	5	7	22	4	3
Accounting services fee payable	15	20	8	11	16	6	6
Unrealized depreciation on forward foreign currency contracts	—	—	294	—	—	175	29
Variation margin payable	53	—	—	—	—	—	—
Other liabilities	77	27	14	13	46	12	23
Total Liabilities	21,098	8,480	2,729	3,753	11,279	825	1,253
Total Net Assets	$713,602	$968,278	$212,712	$382,410	$848,524	$179,334	$160,989

NET ASSETS
Capital paid in (shares authorized – unlimited)	$724,263	$795,788	$200,349	$295,509	$770,095	$290,009	$178,897
Undistributed (distributions in excess of) net investment income	(3)	173	860	883	(200)	463	225
Accumulated net realized gain (loss)	(20,033)	12,664	(24,185)	6,838	(112,123)	(138,052)	(12,893)
Net unrealized appreciation (depreciation)	9,375	159,653	35,688	79,180	190,752	26,914	(5,240)
Total Net Assets	$713,602	$968,278	$212,712	$382,410	$848,524	$179,334	$160,989

CAPITAL SHARES OUTSTANDING:
Class A	19,359	19,904	5,715	7,744	17,280	2,620	4,968
Class B	485	684	57	416	317	25	264
Class C	2,482	9,801	848	2,270	2,545	287	1,618
Class E	409	877	55	317	15	3	N/A
Class I	43,126	25,560	5,452	9,854	26,546	3,235	9,113
Class N(3)	167	7,481	65	132	1,001	51	309
Class R	711	204	19	34	651	18	69
Class Y	449	4,403	124	318	1,240	35	295

NET ASSET VALUE PER SHARE:
Class A	$10.62	$13.55	$17.15	$18.13	$16.95	$28.53	$9.68
Class B	$10.62	$11.42	$15.58	$17.81	$14.01	$26.26	$9.67
Class C	$10.62	$11.81	$16.12	$17.91	$14.65	$26.94	$9.68
Class E	$10.62	$13.50	$17.27	$18.07	$17.20	$28.74	N/A
Class I	$10.62	$15.01	$17.53	$18.20	$17.47	$28.78	$9.68
Class N(3)	$10.62	$15.03	$17.57	$18.23	$17.56	$28.92	$9.68
Class R	$10.62	$13.47	$17.13	$18.12	$16.83	$28.50	$9.66
Class Y	$10.62	$14.61	$17.39	$18.17	$17.27	$28.75	$9.68

+COST
Investments in unaffiliated securities at cost	$715,199	$795,399	$177,511	$304,709	$647,155	$152,166	$164,993
Cash denominated in foreign currencies at cost	—	—	—	—	9,362	—	—

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Bond Fund to Ivy Advantus Bond Fund.
(2)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).
(3)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

208	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Global Equity Income Fund	Ivy Global Growth Fund	Ivy Global Income Allocation Fund	Ivy Government Money Market Fund(1)	Ivy High Income Fund	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund
ASSETS
Investments in unaffiliated securities at value+	$338,555	$433,900	$730,823	$200,503	$4,482,455	$4,958,969	$1,626,591
Investments in affiliated securities at value+	—	—	—	—	35,787	—	—
Investments at Value	338,555	433,900	730,823	200,503	4,518,242	4,958,969	1,626,591
Cash	—	1	95	1,032	8,168	1	2
Cash denominated in foreign currencies at value+	—	—	—	—	—	19,527	—
Restricted cash	—	—	—	—	4,390	67	—
Investment securities sold receivable	436	4	12,174	185	9,871	8,127	11,509
Dividends and interest receivable	1,071	1,357	6,017	168	75,353	19,308	692
Capital shares sold receivable	588	573	769	24,805	24,375	24,950	2,494
Receivable from affiliates	23	—	3	194	4	10	171
Unrealized appreciation on forward foreign currency contracts	341	—	379	—	153	—	—
Prepaid and other assets	20	46	55	60	102	81	55
Total Assets	341,034	435,881	750,315	226,947	4,640,658	5,031,040	1,641,514

LIABILITIES
Cash denominated in foreign currencies at value+	184	—	—	—	—	—	—
Investment securities purchased payable	—	—	22,604	—	78,458	94,992	12,728
Capital shares redeemed payable	1,083	989	1,377	2,840	13,336	10,429	3,477
Distributions payable	—	—	—	1	1,180	—	—
Independent Trustees and Chief Compliance Officer fees payable	6	77	43	24	206	118	122
Overdraft due to custodian	68	—	—	—	—	—	—
Distribution and service fees payable	1	2	3	1	41	14	7
Shareholder servicing payable	65	101	143	33	1,002	839	333
Investment management fee payable	6	10	14	2	66	104	30
Accounting services fee payable	9	12	15	7	23	23	23
Unrealized depreciation on forward foreign currency contracts	419	—	227	—	51	1,794	—
Other liabilities	141	23	286	3	119	137	39
Total Liabilities	1,982	1,214	24,712	2,911	94,482	108,450	16,759
Total Net Assets	$339,052	$434,667	$725,603	$224,036	$4,546,176	$4,922,590	$1,624,755

NET ASSETS
Capital paid in (shares authorized – unlimited)	$332,303	$358,457	$760,041	$224,034	$5,381,679	$4,642,641	$1,053,429
Undistributed (distributions in excess of) net investment income	665	(76)	1,294	—	—	6,804	916
Accumulated net realized gain (loss)	(26,474)	865	(42,915)	2	(622,949)	(159,958)	30,923
Net unrealized appreciation (depreciation)	32,558	75,421	7,183	—	(212,554)	433,103	539,487
Total Net Assets	$339,052	$434,667	$725,603	$224,036	$4,546,176	$4,922,590	$1,624,755

CAPITAL SHARES OUTSTANDING:
Class A	5,557	2,678	14,228	183,696	164,409	31,442	25,405
Class B	153	50	260	5,369	10,402	573	667
Class C	945	675	3,221	28,822	127,514	13,710	6,000
Class E	N/A	3	217	6,146	1,264	314	678
Class I	20,072	6,221	30,093	N/A	228,382	175,277	47,818
Class N(2)	81	170	133	N/A	4,507	26,682	46
Class R	25	50	20	N/A	9,271	3,145	1,118
Class Y	335	319	196	N/A	52,138	22,985	1,803

NET ASSET VALUE PER SHARE:
Class A	$12.48	$42.67	$14.93	$1.00	$7.60	$17.97	$19.17
Class B	$12.47	$36.62	$14.66	$1.00	$7.60	$15.98	$15.09
Class C	$12.47	$36.98	$14.75	$1.00	$7.60	$16.02	$16.22
Class E	N/A	$42.94	$14.94	$1.00	$7.60	$18.09	$19.15
Class I	$12.48	$43.44	$15.06	N/A	$7.60	$18.07	$20.08
Class N(2)	$12.49	$43.64	$15.07	N/A	$7.60	$18.13	$20.18
Class R	$12.48	$42.41	$14.93	N/A	$7.60	$17.96	$18.54
Class Y	$12.48	$42.86	$15.00	N/A	$7.60	$18.09	$19.63

+COST
Investments in unaffiliated securities at cost	$305,787	$358,459	$723,567	$200,503	$4,684,341	$4,524,051	$1,087,104
Investments in affiliated securities at cost	—	—	—	—	46,557	—	—
Cash denominated in foreign currencies at cost	186	—	—	—	—	19,595	—

(1)	Effective October 14, 2016, the Fund’s name changed from Ivy Money Market Fund to Ivy Government Money Market Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	209

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Limited- Term Bond Fund	Ivy Managed International Opportunities Fund		Ivy Micro Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
ASSETS
Investments in unaffiliated securities at value+	$1,604,771	$437		$166,727	$2,226,961	$325,005	$189,819		$1,031,404
Investments in affiliated securities at value+	—	188,399		—	—	—	—		5,312
Investments at Value	1,604,771	188,836		166,727	2,226,961	325,005	189,819		1,036,716
Cash	—	1		1	2	471	1		—	*
Restricted cash	—	—		—	—	—	145		—
Investment securities sold receivable	—	95		—	9,929	4,071	—		4,230
Dividends and interest receivable	11,661	—	*	4	537	413	2,248		19,579
Capital shares sold receivable	3,916	108		281	2,583	1,085	212		6,189
Receivable from affiliates	— *	31		—	53	94	—	*	135
Prepaid and other assets	59	50		40	53	36	23		37
Total Assets	1,620,407	189,121		167,053	2,240,118	331,175	192,448		1,066,886

LIABILITIES
Investment securities purchased payable	—	—		56	5,694	3,340	—		—
Capital shares redeemed payable	5,460	320		639	13,150	765	447		6,191
Distributions payable	352	—		—	—	—	52		543
Independent Trustees and Chief Compliance Officer fees payable	79	13		5	118	2	13		36
Overdraft due to custodian	40	—		—	—	—	—		—
Distribution and service fees payable	7	1		1	12	2	1		7
Shareholder servicing payable	263	21		48	639	55	28		155
Investment management fee payable	20	—	*	4	51	8	3		15
Accounting services fee payable	23	4		6	17	7	6		22
Variation margin payable	—	—		—	—	—	9		—
Other liabilities	40	5		9	102	5	7		20
Total Liabilities	6,284	364		768	19,783	4,184	566		6,989
Total Net Assets	$1,614,123	$188,757		$166,285	$2,220,335	$326,991	$191,882		$1,059,897

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,633,187	$174,985		$129,669	$1,710,366	$291,789	$187,051		$1,074,766
Undistributed (distributions in excess of) net investment income	—	(83)		(537)	(12,092)	953	175		3,144
Accumulated net realized gain (loss)	(17,475)	(11,476)		(202)	80,940	(8,315)	(2,477)		718
Net unrealized appreciation (depreciation)	(1,589)	25,331		37,355	441,121	42,564	7,133		(18,731)
Total Net Assets	$1,614,123	$188,757		$166,285	$2,220,335	$326,991	$191,882		$1,059,897

CAPITAL SHARES OUTSTANDING:
Class A	49,775	6,943		3,470	20,568	9,351	5,767		46,061
Class B	896	100		69	1,009	N/A	178		2,178
Class C	8,035	412		325	11,761	1,216	2,081		35,795
Class E	475	45		N/A	419	202	N/A		N/A
Class I	80,629	10,174		2,944	50,036	13,754	8,152		121,153
Class N(1)	8,106	N/A		80	2,928	400	N/A		N/A
Class R	72	64		28	2,703	204	N/A		N/A
Class Y	1,507	68		49	14,820	652	54		2,870

NET ASSET VALUE PER SHARE:
Class A	$10.80	$10.58		$23.67	$20.81	$12.68	$11.82		$5.09
Class B	$10.80	$10.35		$22.21	$17.02	N/A	$11.82		$5.09
Class C	$10.80	$10.38		$22.58	$18.09	$12.62	$11.82		$5.09
Class E	$10.80	$10.59		N/A	$20.34	$12.68	N/A		N/A
Class I	$10.80	$10.63		$24.28	$22.23	$12.70	$11.82		$5.09
Class N(1)	$10.80	N/A		$24.43	$22.35	$12.70	N/A		N/A
Class R	$10.80	$10.55		$23.55	$20.40	$12.65	N/A		N/A
Class Y	$10.80	$10.58		$24.47	$21.66	$12.68	$11.82		$5.09

+COST
Investments in unaffiliated securities at cost	$1,606,360	$437		$129,372	$1,785,840	$282,441	$182,663		$1,051,463
Investments in affiliated securities at cost	—	163,068		—	—	—	—		3,984

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N

See Accompanying Notes to Financial Statements.

210	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2017

(In thousands, except per share amounts)	Ivy Small Cap Core Fund(1)	Ivy Small Cap Growth Fund	Ivy Tax- Managed Equity Fund	Ivy Value Fund
ASSETS
Investments in unaffiliated securities at value+	$526,124	$996,397	$117,638	$324,084
Investments at Value	526,124	996,397	117,638	324,084
Cash	2	1	1	1
Investment securities sold receivable	11,435	7,190	—	—
Dividends and interest receivable	700	183	48	650
Capital shares sold receivable	2,236	4,391	236	497
Receivable from affiliates	—	9	—	—
Prepaid and other assets	104	51	26	49
Total Assets	540,601	1,008,222	117,949	325,281

LIABILITIES
Investment securities purchased payable	11,827	8,204	—	—
Capital shares redeemed payable	945	6,209	214	2,901
Independent Trustees and Chief Compliance Officer fees payable	30	159	2	19
Distribution and service fees payable	3	8	1	2
Shareholder servicing payable	122	207	20	78
Investment management fee payable	12	23	2	6
Accounting services fee payable	13	20	5	9
Unrealized depreciation on swap agreements	—	595	—	—
Written options at value+	—	—	—	146
Other liabilities	14	27	4	11
Total Liabilities	12,966	15,452	248	3,172
Total Net Assets	$527,635	$992,770	$117,701	$322,109

NET ASSETS
Capital paid in (shares authorized – unlimited)	$441,484	$658,473	$88,905	$265,898
Undistributed (distributions in excess of) net investment income	(30)	(1,674)	(73)	401
Accumulated net realized gain (loss)	8,765	76,671	(2,173)	1,742
Net unrealized appreciation	77,416	259,300	31,042	54,068
Total Net Assets	$527,635	$992,770	$117,701	$322,109

CAPITAL SHARES OUTSTANDING:
Class A	11,297	13,749	1,804	4,505
Class B	323	607	71	144
Class C	2,149	12,302	280	919
Class E	10	469	N/A	8
Class I	13,315	14,265	3,404	8,176
Class N(2)	471	3,115	N/A	403
Class R	353	2,811	N/A	15
Class Y	1,163	6,452	26	26

NET ASSET VALUE PER SHARE:
Class A	$17.66	$17.23	$21.00	$22.69
Class B	$14.45	$13.11	$20.13	$21.12
Class C	$15.39	$14.28	$20.06	$21.92
Class E	$18.32	$17.09	N/A	$22.79
Class I	$19.03	$21.96	$21.22	$22.80
Class N(2)	$19.17	$22.06	N/A	$22.86
Class R	$17.58	$16.97	N/A	$22.66
Class Y	$18.51	$20.85	$21.04	$22.73

+COST
Investments in unaffiliated securities at cost	$448,708	$736,509	$86,596	$269,952
Written options premiums received at cost	—	—	—	82

(1)	Effective March 3, 2017, the Fund’s name changed from Ivy Small Cap Value Fund to Ivy Small Cap Core Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	211

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy Advantus Bond Fund(1)	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund	Ivy Emerging Markets Equity Fund(2)	Ivy European Opportunities Fund		Ivy Global Bond Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$469	$14,147	$5,092	$8,930	$9,547	$6,952		$639
Foreign dividend withholding tax	—	(198)	(294)	(94)	(1,190)	(549)		(13)
Interest and amortization from unaffiliated securities	25,172	83	170	208	84	13		6,888
Foreign interest withholding tax	—	—	—	—	(1)	—		—
Total Investment Income	25,641	14,032	4,968	9,044	8,440	6,416		7,514

EXPENSES
Investment management fee	3,943	7,263	2,069	2,614	5,866	1,793		1,054
Distribution and service fees:
Class A	858	889	293	444	708	248		184
Class B	61	85	10	79	43	8		28
Class C	326	1,227	139	426	330	90		178
Class E	11	28	2	13	1	—	*	N/A
Class R	23	13	1	2	39	2		3
Class Y	12	212	6	16	43	3		7
Shareholder servicing:
Class A	752	713	480	385	970	390		221
Class B	27	32	10	19	30	6		10
Class C	59	207	30	58	90	25		32
Class E	18	46	6	27	— *	—	*	N/A
Class I	592	531	123	215	414	144		118
Class N(3)	— *	12	— *	— *	1	—	*	— *
Class R	11	6	1	1	20	1		2
Class Y	7	129	4	10	28	2		4
Registration fees	139	129	100	109	135	103		94
Custodian fees	28	25	37	14	136	30		16
Independent Trustees and Chief Compliance Officer fees	31	42	11	15	23	10		7
Accounting services fee	209	261	92	136	168	85		73
Professional fees	42	30	25	20	44	25		33
Other	73	92	52	46	133	61		36
Total Expenses	7,222	11,972	3,491	4,649	9,222	3,026		2,100
Less:
Expenses in excess of limit	(242)	(747)	(336)	(21)	(503)	—		(452)
Total Net Expenses	6,980	11,225	3,155	4,628	8,719	3,026		1,648
Net Investment Income (Loss)	18,661	2,807	1,813	4,416	(279)	3,390		5,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	6,637	46,898	(10,130)	19,716	1,431	(7,961)		(4,971)
Futures contracts	(595)	—	—	—	(253)	—		—
Written options	—	—	—	—	3,427	—		—
Forward foreign currency contracts	—	—	(181)	—	(2,020)	4,158		328
Foreign currency exchange transactions	—	—	(62)	2	(1,940)	34		33
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	1,397	54,219	44,738	20,103	139,155	18,492		11,663
Futures contracts	(141)	—	—	—	—	—		—
Written options	—	—	—	—	(1,490)	—		—
Forward foreign currency contracts	—	—	1,539	—	(397)	96		(45)
Foreign currency exchange transactions	—	—	(46)	—	918	(8)		(5)
Net Realized and Unrealized Gain	7,298	101,117	35,858	39,821	138,831	14,811		7,003
Net Increase in Net Assets Resulting from Operations	$25,959	$103,924	$37,671	$44,237	$138,552	$18,201		$12,869

*	Not shown due to rounding.
(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Bond Fund to Ivy Advantus Bond Fund.
(2)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).
(3)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

212	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy Global Equity Income Fund	Ivy Global Growth Fund		Ivy Global Income Allocation Fund	Ivy Government Money Market Fund(1)	Ivy High Income Fund	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$16,767	$6,708		$18,530	$—	$—	$131,076	$18,994
Dividends from affiliated securities	—	—		—	—	935	—	—
Foreign dividend withholding tax	(991)	(407)		(822)	—	—	(10,183)	(57)
Interest and amortization from unaffiliated securities	18	117		20,949	1,285	395,919	727	101
Interest and amortization from affiliated securities	—	—		—	—	293	—	—
Foreign interest withholding tax	—	—	*	—	—	—	(6)	—
Total Investment Income	15,794	6,418		38,657	1,285	397,147	121,614	19,038

EXPENSES
Investment management fee	2,330	3,995		5,118	713	24,876	35,802	11,424
Distribution and service fees:
Class A	296	410		788	—	3,774	2,287	1,648
Class B	19	21		40	55	825	91	106
Class C	126	245		507	355	10,098	2,332	1,044
Class E	N/A	—	*	7	—	22	14	30
Class R	2	12		2	N/A	339	223	108
Class Y	11	36		5	N/A	1,027	1,170	226
Shareholder servicing:
Class A	363	543		794	230	2,420	2,026	1,410
Class B	3	15		15	12	132	36	36
Class C	18	63		62	42	1,148	370	155
Class E	N/A	—	*	15	14	43	33	47
Class I	326	404		589	N/A	2,550	3,988	1,262
Class N(2)	— *	1		— *	N/A	4	38	— *
Class R	1	6		1	N/A	171	113	55
Class Y	6	24		3	N/A	660	806	137
Registration fees	103	114		130	110	227	208	154
Custodian fees	41	52		45	13	29	380	30
Independent Trustees and Chief Compliance Officer fees	13	21		28	8	182	181	67
Accounting services fee	106	144		189	83	275	275	274
Professional fees	23	30		34	35	136	90	42
Other	65	83		130	31	380	355	139
Total Expenses	3,852	6,219		8,502	1,701	49,318	50,818	18,394
Less:
Expenses in excess of limit	(150)	—		(7)	(477)	(8)	(19)	(384)
Total Net Expenses	3,702	6,219		8,495	1,224	49,310	50,799	18,010
Net Investment Income	12,092	199		30,162	61	347,837	70,815	1,028

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(14,473)	4,840		11,272	11	(116,142)	(43,597)	128,192
In-kind redemptions in unaffiliated securities	—	—		—	—	—	—	29,829
Written options	—	—		483	—	—	(174)	—
Swap agreements	—	—		—	—	1,269	—	—
Forward foreign currency contracts	7,021	1,373		6,153	—	1,353	58,393	—
Foreign currency exchange transactions	38	(83)		22	—	(23)	(924)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	23,394	31,389		30,109	—	555,964	539,051	58,433
Investments in affiliated securities	—	—		—	—	2,516	—	—
Written options	—	—		(337)	—	—	126	—
Swap agreements	—	—		—	—	(107)	—	—
Forward foreign currency contracts	1	—		240	—	174	82	—
Foreign currency exchange transactions	(33)	19		(18)	—	(23)	(207)	—
Net Realized and Unrealized Gain	15,948	37,538		47,924	11	444,981	552,750	216,454
Net Increase in Net Assets Resulting from Operations	$28,040	$37,737		$78,086	$72	$792,818	$623,565	$217,482

*	Not shown due to rounding.
(1)	Effective October 14, 2016, the Fund’s name changed from Ivy Money Market Fund to Ivy Government Money Market Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	213

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy Limited- Term Bond Fund	Ivy Managed International Opportunities Fund		Ivy Micro Cap Growth Fund		Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund	Ivy Municipal Bond Fund	Ivy Municipal High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$—		$442		$23,535	$5,696	$96	$—
Dividends from affiliated securities	—	2,919		—		—	—	—	—
Interest and amortization from unaffiliated securities	43,879	2		64		107	51	7,372	65,249
Interest and amortization from affiliated securities	—	—		—		—	—	—	334
Total Investment Income	43,879	2,921		506		23,642	5,747	7,468	65,583

EXPENSES
Investment management fee	7,769	95		1,560		22,058	1,888	1,187	6,260
Distribution and service fees:
Class A	2,149	250		240		1,426	252	274	795
Class B	122	12		15		178	N/A	24	129
Class C	1,094	44		72		2,374	107	293	2,205
Class E	12	1		N/A		19	6	N/A	N/A
Class R	4	3		3		307	12	N/A	N/A
Class Y	47	2		3		948	17	2	44
Shareholder servicing:
Class A	1,272	108		328		1,325	230	105	248
Class B	32	4		8		42	N/A	3	13
Class C	158	5		26		413	19	29	135
Class E	13	—	*	N/A		41	— *	N/A	N/A
Class I	1,158	15		103		2,263	159	134	1,095
Class N(1)	7	N/A		—	*	7	1	N/A	N/A
Class R	2	—	*	1		161	6	N/A	N/A
Class Y	30	—	*	2		589	12	1	28
Registration fees	258	89		92		161	100	88	121
Custodian fees	29	6		10		50	11	9	21
Independent Trustees and Chief Compliance Officer fees	69	8		6		105	8	9	50
Accounting services fee	275	46		72		268	87	90	263
Professional fees	44	15		15		55	17	19	53
Other	135	34		35		280	25	27	77
Total Expenses	14,679	737		2,591		33,070	2,957	2,294	11,537
Less:
Expenses in excess of limit	(2)	(32)		—		(252)	(169)	— *	(142)
Total Net Expenses	14,677	705		2,591		32,818	2,788	2,294	11,395
Net Investment Income (Loss)	29,202	2,216		(2,085)		(9,176)	2,959	5,174	54,188

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	6,515	—		11,438		198,958	(3,376)	78	14,437
Investments in affiliated securities	—	25,656		—		—	—	—	—
Futures contracts	—	—		—		—	—	493	1,226
Written options	—	—		—		1,128	—	—	—
Foreign currency exchange transactions	—	—		—		8	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(17,975)	—		35,813		154,622	33,212	(6,627)	(61,274)
Investments in affiliated securities	—	(4,459)		—		—	—	—	765
Futures contracts	—	—		—		—	—	(23)	—
Written options	—	—		—		184	—	—	—
Net Realized and Unrealized Gain (Loss)	(11,460)	21,197		47,251		354,900	29,836	(6,079)	(44,846)
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,742	$23,413		$45,166		$345,724	$32,795	$(905)	$9,342

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

214	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2017

(In thousands)	Ivy Small Cap Core Fund(1)		Ivy Small Cap Growth Fund	Ivy Tax- Managed Equity Fund	Ivy Value Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$4,158		$5,305	$1,033	$6,866
Foreign dividend withholding tax	(4)		(21)	(12)	(66)
Interest and amortization from unaffiliated securities	72		289	22	94
Total Investment Income	4,226		5,573	1,043	6,894

EXPENSES
Investment management fee	3,034		8,078	766	2,045
Distribution and service fees:
Class A	453		642	139	356
Class B	34		78	14	30
Class C	212		1,676	55	184
Class E	—	*	17	N/A	—	*
Class R	23		222	N/A	2
Class Y	34		455	1	5
Shareholder servicing:
Class A	540		635	77	370
Class B	17		25	2	16
Class C	48		268	8	29
Class E	—	*	37	N/A	—	*
Class I	216		390	88	200
Class N(2)	—	*	5	N/A	1
Class R	11		114	N/A	1
Class Y	22		285	1	3
Registration fees	121		128	71	107
Custodian fees	24		28	8	12
Independent Trustees and Chief Compliance Officer fees	13		41	4	11
Accounting services fee	119		238	65	102
Professional fees	24		34	15	23
Other	41		94	21	80
Total Expenses	4,986		13,490	1,335	3,577
Less:
Expenses in excess of limit	—		(19)	— *	—
Total Net Expenses	4,986		13,471	1,335	3,577
Net Investment Income (Loss)	(760)		(7,898)	(292)	3,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	33,991		123,136	(1,761)	8,455
In-kind redemptions in unaffiliated securities	—		29,770	—	—
Written options	—		—	—	939
Swap agreements	—		4,033	—	—
Foreign currency exchange transactions	—		(4)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	50,310		51,420	15,874	34,875
Written options	—		—	—	456
Swap agreements	—		271	—	—
Net Realized and Unrealized Gain	84,301		208,626	14,113	44,725
Net Increase in Net Assets Resulting from Operations	$83,541		$200,728	$13,821	$48,042

*	Not shown due to rounding.
(1)	Effective March 3, 2017, the Fund’s name changed from Ivy Small Cap Value Fund to Ivy Small Cap Core Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	215

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Advantus Bond Fund(1)		Ivy Core Equity Fund		Ivy Cundill Global Value Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$18,661	$17,162	$2,807	$1,834	$1,813	$2,178
Net realized gain (loss) on investments	6,042	(7,139)	46,898	51,498	(10,373)	(2,886)
Net change in unrealized appreciation (depreciation)	1,256	(8,352)	54,219	(105,917)	46,231	(33,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,959	1,671	103,924	(52,585)	37,671	(34,531)

Distributions to Shareholders From:
Net investment income:
Class A	(8,474)	(17,219)	(1,033)	(163)	(342)	(1,796)
Class B	(93)	(87)	—	—	—	—
Class C	(584)	(460)	—	—	—	(46)
Class E	(112)	(89)	(35)	—	(5)	(7)
Class I	(10,589)	(243)	(2,357)	(255)	(734)	(88)
Class N(2)	(53)	(44)	(771)	(68)	(10)	(19)
Class R	(103)	(19)	(2)	—	(1)	(2)
Class Y	(123)	(68)	(424)	(141)	(13)	(34)
Net realized gains:
Class A	—	—	(9,463)	(39,800)	—	—
Class B	—	—	(309)	(718)	—	—
Class C	—	—	(4,447)	(10,219)	—	—
Class E	—	—	(370)	(698)	—	—
Class I	—	—	(11,431)	(13,556)	—	—
Class N(2)	—	—	(3,244)	(2,897)	—	—
Class R	—	—	(87)	(179)	—	—
Class Y	—	—	(2,058)	(7,899)	—	—
Total Distributions to Shareholders	(20,131)	(18,229)	(36,031)	(76,593)	(1,105)	(1,992)
Capital Share Transactions	(61,966)	42,640	(229,497)	121,596	(39,778)	(66,063)
Net Increase (Decrease) in Net Assets	(56,138)	26,082	(161,604)	(7,582)	(3,212)	(102,586)
Net Assets, Beginning of Period	769,740	743,658	1,129,882	1,137,464	215,924	318,510
Net Assets, End of Period	$713,602	$769,740	$968,278	$1,129,882	$212,712	$215,924
Undistributed (distributions in excess of) net investment income	$(3)	$—	$173	$(95)	$860	$214

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Bond Fund to Ivy Advantus Bond Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

216	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Dividend Opportunities Fund		Ivy Emerging Markets Equity Fund(1)		Ivy European Opportunities Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,416	$3,323	$(279)	$234	$3,390	$1,072
Net realized gain (loss) on investments	19,718	13,648	645	(52,654)	(3,769)	(13,816)
Net change in unrealized appreciation (depreciation)	20,103	(36,288)	138,186	(52,284)	18,580	(12,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,237	(19,317)	138,552	(104,704)	18,201	(24,869)

Distributions to Shareholders From:
Net investment income:
Class A	(2,546)	(2,130)	—	(3,403)	(1,037)	(610)
Class B	(36)	(4)	—	(28)	(5)	—
Class C	(242)	(53)	—	(209)	(83)	—
Class E	(78)	(36)	—	(2)	(1)	— *
Class I	(2,127)	(214)	—	(1,158)	(1,805)	(316)
Class N(2)	(40)	(5)	—	(65)	(22)	(15)
Class R	(5)	(2)	—	(26)	(6)	(1)
Class Y	(90)	(64)	—	(92)	(14)	(6)
Net realized gains:
Class A	(5,672)	(23,525)	—	—	—	—
Class B	(316)	(789)	—	—	—	—
Class C	(1,663)	(3,849)	—	—	—	—
Class E	(214)	(423)	—	—	—	—
Class I	(6,582)	(1,839)	—	—	—	—
Class N(2)	(84)	(41)	—	—	—	—
Class R	(23)	(28)	—	—	—	—
Class Y	(225)	(630)	—	—	—	—
Total Distributions to Shareholders	(19,943)	(33,632)	—	(4,983)	(2,973)	(948)
Capital Share Transactions	(3,968)	(11,066)	176,070	31,640	(59,803)	57,146
Net Increase (Decrease) in Net Assets	20,326	(64,015)	314,622	(78,047)	(44,575)	31,329
Net Assets, Beginning of Period	362,084	426,099	533,902	611,949	223,909	192,580
Net Assets, End of Period	$382,410	$362,084	$848,524	$533,902	$179,334	$223,909
Undistributed (distributions in excess of) net investment income	$883	$1,003	$(200)	$(427)	$463	$12

*	Not shown due to rounding.
(1)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements)
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	217

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Global Bond Fund		Ivy Global Equity Income Fund		Ivy Global Growth Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,866	$7,981	$12,092	$9,311	$199	$(1,034)
Net realized gain (loss) on investments	(4,610)	(8,859)	(7,414)	(17,773)	6,130	(734)
Net change in unrealized appreciation (depreciation)	11,613	(3,817)	23,362	(7,615)	31,408	(30,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,869	(4,695)	28,040	(16,077)	37,737	(32,338)

Distributions to Shareholders From:
Net investment income:
Class A	(1,547)	(4,424)	(5,179)	(7,745)	—	(376)
Class B	(38)	(77)	(56)	(46)	—	—
Class C	(241)	(547)	(369)	(345)	—	—
Class E	N/A	N/A	N/A	N/A	—	— *
Class I	(1,623)	(1,248)	(6,575)	(721)	—	(174)
Class N(1)	(58)	(11)	(46)	(43)	—	(6)
Class R	(9)	(12)	(13)	(8)	—	—
Class Y	(56)	(104)	(154)	(146)	—	(17)
Net realized gains:
Class A	—	—	—	(7,224)	—	(8,348)
Class B	—	—	—	(54)	—	(68)
Class C	—	—	—	(411)	—	(601)
Class E	N/A	N/A	N/A	N/A	—	(3)
Class I	—	—	—	(585)	—	(1,780)
Class N(1)	—	—	—	(28)	—	(54)
Class R	—	—	—	(8)	—	(41)
Class Y	—	—	—	(128)	—	(272)
Total Distributions to Shareholders	(3,572)	(6,423)	(12,392)	(17,492)	—	(11,740)
Capital Share Transactions	(30,213)	(77,614)	34,471	26,795	(106,380)	16,321
Net Increase (Decrease) in Net Assets	(20,916)	(88,732)	50,119	(6,774)	(68,643)	(27,757)
Net Assets, Beginning of Period	181,905	270,637	288,933	295,707	503,310	531,067
Net Assets, End of Period	$160,989	$181,905	$339,052	$288,933	$434,667	$503,310
Undistributed (distributions in excess of) net investment income	$225	$662	$665	$927	$(76)	$(632)

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

218	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Global Income Allocation Fund		Ivy Government Money Market Fund(1)		Ivy High Income Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$30,162	$31,121	$61	$38	$347,837	$494,504
Net realized gain (loss) on investments	17,930	(51,907)	11	26	(113,543)	(500,136)
Net change in unrealized appreciation (depreciation)	29,994	(27,493)	—	—	558,524	(544,938)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,086	(48,279)	72	64	792,818	(550,570)

Distributions to Shareholders From:
Net investment income:
Class A	(13,715)	(26,075)	(53)	(28)	(112,145)	(188,245)
Class B	(125)	(151)	(1)	(1)	(5,470)	(7,499)
Class C	(1,682)	(1,918)	(6)	(8)	(67,444)	(92,678)
Class E	(109)	(108)	(1)	(1)	(640)	(667)
Class I	(13,109)	(2,715)	N/A	N/A	(119,459)	(149,446)
Class N(2)	(75)	(80)	N/A	N/A	(3,260)	(2,547)
Class R	(12)	(10)	N/A	N/A	(4,752)	(4,527)
Class Y	(67)	(87)	N/A	N/A	(30,276)	(42,233)
Net realized gains:
Class A	—	—	(1)	—	—	—
Class B	—	—	— *	—	—	—
Class C	—	—	— *	—	—	—
Class E	—	—	— *	—	—	—
Class I	—	—	N/A	N/A	—	—
Class N(2)	—	—	N/A	N/A	—	—
Class R	—	—	N/A	N/A	—	—
Class Y	—	—	N/A	N/A	—	—
Total Distributions to Shareholders	(28,894)	(31,144)	(62)	(38)	(343,446)	(487,842)
Capital Share Transactions	(71,413)	62,853	444	62,924	(674,416)	(2,205,352)
Net Increase (Decrease) in Net Assets	(22,221)	(16,570)	454	62,950	(225,044)	(3,243,764)
Net Assets, Beginning of Period	747,824	764,394	223,582	160,632	4,771,220	8,014,984
Net Assets, End of Period	$725,603	$747,824	$224,036	$223,582	$4,546,176	$4,771,220
Undistributed (distributions in excess of) net investment income	$1,294	$2,690	$—	$—	$—	$(7)

*	Not shown due to rounding.
(1)	Effective October 14, 2016, the Fund’s name changed from Ivy Money Market Fund to Ivy Government Money Market Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	219

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy International Core Equity Fund		Ivy Large Cap Growth Fund		Ivy Limited-Term Bond Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$70,815	$52,051	$1,028	$(2,533)	$29,202	$22,469
Net realized gain (loss) on investments	13,698	(128,459)	158,021	78,209	6,515	(982)
Net change in unrealized appreciation (depreciation)	539,052	(381,168)	58,433	(113,833)	(17,975)	(5,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	623,565	(457,576)	217,482	(38,157)	17,742	15,884

Distributions to Shareholders From:
Net investment income:
Class A	(11,323)	(12,752)	—	—	(14,202)	(21,276)
Class B	(76)	(16)	—	—	(94)	(73)
Class C	(2,437)	(757)	—	—	(973)	(817)
Class E	(79)	(34)	—	—	(77)	(49)
Class I	(49,133)	(21,428)	—	—	(13,269)	(812)
Class N(1)	(7,792)	(2,546)	—	—	(1,399)	(49)
Class R	(605)	(176)	—	—	(10)	(8)
Class Y	(6,237)	(4,810)	—	—	(304)	(253)
Net realized gains:
Class A	—	—	(23,471)	(73,821)	—	—
Class B	—	—	(626)	(843)	—	—
Class C	—	—	(5,786)	(7,208)	—	—
Class E	—	—	(573)	(682)	—	—
Class I	—	—	(42,961)	(17,371)	—	—
Class N(1)	—	—	(15)	(404)	—	—
Class R	—	—	(1,043)	(1,438)	—	—
Class Y	—	—	(1,784)	(7,606)	—	—
Total Distributions to Shareholders	(77,682)	(42,519)	(76,259)	(109,373)	(30,328)	(23,337)
Capital Share Transactions	(205,051)	1,599,773	(269,172)	209,856	(183,790)	110,560
Net Increase (Decrease) in Net Assets	340,832	1,099,678	(127,949)	62,326	(196,376)	103,107
Net Assets, Beginning of Period	4,581,758	3,482,080	1,752,704	1,690,378	1,810,499	1,707,392
Net Assets, End of Period	$4,922,590	$4,581,758	$1,624,755	$1,752,704	$1,614,123	$1,810,499
Undistributed (distributions in excess of) net investment income	$6,804	$14,595	$916	$(112)	$—	$—

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

220	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Managed International Opportunities Fund		Ivy Micro Cap Growth Fund		Ivy Mid Cap Growth Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,216	$1,495	$(2,085)	$(2,800)	$(9,176)	$(8,227)
Net realized gain on investments	25,656	18,643	11,438	1,232	200,094	202,194
Net change in unrealized appreciation (depreciation)	(4,459)	(41,815)	35,813	(48,177)	154,806	(737,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,413	(21,677)	45,166	(49,745)	345,724	(543,485)

Distributions to Shareholders From:
Net investment income:
Class A	(740)	(1,447)	—	—	—	—
Class B	(5)	(1)	—	—	—	—
Class C	(21)	(7)	—	—	—	—
Class E	(5)	(3)	N/A	N/A	—	—
Class I	(1,368)	(16)	—	—	—	—
Class N(1)	N/A	N/A	—	—	—	—
Class R	(6)	(3)	—	—	—	—
Class Y	(7)	(7)	—	—	—	—
Net realized gains:
Class A	—	—	(1,153)	(6,478)	(18,447)	(85,052)
Class B	—	—	(22)	(74)	(775)	(2,156)
Class C	—	—	(104)	(366)	(9,699)	(30,590)
Class E	—	—	N/A	N/A	(297)	(706)
Class I	—	—	(908)	(531)	(46,076)	(201,843)
Class N(1)	N/A	N/A	(25)	(99)	(2,118)	(5,460)
Class R	—	—	(9)	(28)	(2,185)	(7,350)
Class Y	—	—	(14)	(52)	(12,916)	(53,369)
Total Distributions to Shareholders	(2,152)	(1,484)	(2,235)	(7,628)	(92,513)	(386,526)
Capital Share Transactions	(30,233)	(18,143)	(28,217)	(27,623)	(1,152,162)	(1,111,799)
Net Increase (Decrease) in Net Assets	(8,972)	(41,304)	14,714	(84,996)	(898,951)	(2,041,810)
Net Assets, Beginning of Period	197,729	239,033	151,571	236,567	3,119,286	5,161,096
Net Assets, End of Period	$188,757	$197,729	$166,285	$151,571	$2,220,335	$3,119,286
Distributions in excess of net investment income	$(83)	$(152)	$(537)	$(512)	$(12,092)	$(11,178)

(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	221

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Mid Cap Income Opportunities Fund		Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,959	$1,159	$5,174	$4,294	$54,188	$55,049
Net realized gain (loss) on investments	(3,376)	(4,648)	571	(681)	15,663	(1,675)
Net change in unrealized appreciation (depreciation)	33,212	5,563	(6,650)	1,813	(60,509)	(5,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,795	2,074	(905)	5,426	9,342	47,619

Distributions to Shareholders From:
Net investment income:
Class A	(935)	(873)	(2,484)	(3,635)	(13,623)	(15,406)
Class B	N/A	N/A	(37)	(34)	(456)	(473)
Class C	(59)	(29)	(455)	(405)	(7,885)	(7,920)
Class E	(25)	(32)	N/A	N/A	N/A	N/A
Class I	(1,305)	(124)	(2,150)	(168)	(31,683)	(29,645)
Class N(1)	(46)	(44)	N/A	N/A	N/A	N/A
Class R	(16)	(23)	N/A	N/A	N/A	N/A
Class Y	(66)	(60)	(19)	(17)	(747)	(791)
Net realized gains:
Class A	—	(106)	—	—	—	—
Class B	N/A	N/A	—	—	—	—
Class C	—	(5)	—	—	—	—
Class E	—	(3)	N/A	N/A	N/A	N/A
Class I	—	(10)	—	—	—	—
Class N(1)	—	(4)	N/A	N/A	N/A	N/A
Class R	—	(3)	N/A	N/A	N/A	N/A
Class Y	—	(6)	—	—	—	—
Total Distributions to Shareholders	(2,452)	(1,322)	(5,145)	(4,259)	(54,394)	(54,235)
Capital Share Transactions	176,566	53,645	(28,843)	45,434	(256,644)	14,013
Net Increase (Decrease) in Net Assets	206,909	54,397	(34,893)	46,601	(301,696)	7,397
Net Assets, Beginning of Period	120,082	65,685	226,775	180,174	1,361,593	1,354,196
Net Assets, End of Period	$326,991	$120,082	$191,882	$226,775	$1,059,897	$1,361,593
Undistributed (distributions in excess of) net investment income	$953	$(55)	$175	$146	$3,144	$3,350

(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

222	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Small Cap Core Fund(1)		Ivy Small Cap Growth Fund		Ivy Tax-Managed Equity Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(760)	$(1,188)	$(7,898)	$(8,627)	$(292)	$(374)
Net realized gain (loss) on investments	33,991	6,136	156,935	80,827	(1,761)	192
Net change in unrealized appreciation (depreciation)	50,310	(20,917)	51,691	(173,688)	15,874	(2,963)
Net Increase (Decrease) in Net Assets Resulting from Operations	83,541	(15,969)	200,728	(101,488)	13,821	(3,145)

Distributions to Shareholders From:
Net investment income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class E	—	—	—	—	N/A	N/A
Class I	—	—	—	(80)	—	—
Class N(2)	—	—	—	(6)	N/A	N/A
Class R	—	—	—	—	N/A	N/A
Class Y	—	—	—	—	—	—
Net realized gains:
Class A	(8,535)	(26,283)	(14,096)	(46,569)	—	(1,904)
Class B	(210)	(377)	(616)	(1,469)	—	(20)
Class C	(1,143)	(2,245)	(11,991)	(27,685)	—	(73)
Class E	(8)	(18)	(434)	(815)	N/A	N/A
Class I	(7,376)	(3,254)	(11,926)	(20,605)	—	(84)
Class N(2)	(255)	(426)	(2,876)	(2,365)	N/A	N/A
Class R	(240)	(318)	(2,819)	(5,989)	N/A	N/A
Class Y	(751)	(980)	(6,494)	(25,481)	—	(14)
Total Distributions to Shareholders	(18,518)	(33,901)	(51,252)	(131,064)	—	(2,095)
Capital Share Transactions	214,352	(6,886)	(101,015)	25,570	(15,692)	45,598
Net Increase (Decrease) in Net Assets	279,375	(56,756)	48,461	(206,982)	(1,871)	40,358
Net Assets, Beginning of Period	248,260	305,016	944,309	1,151,291	119,572	79,214
Net Assets, End of Period	$527,635	$248,260	$992,770	$944,309	$117,701	$119,572
Distributions in excess of net investment income	$(30)	$(29)	$(1,674)	$(8,559)	$(73)	$(62)

(1)	Effective March 3, 2017, the Fund’s name changed from Ivy Small Cap Value Fund to Ivy Small Cap Core Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	223

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Value Fund
(In thousands)	Year ended 3-31-17	Year ended 3-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,317	$1,703
Net realized gain on investments	9,394	16,837
Net change in unrealized appreciation (depreciation)	35,331	(31,386)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,042	(12,846)

Distributions to Shareholders From:
Net investment income:
Class A	(2,877)	(311)
Class B	(22)	—
Class C	(189)	—
Class E	(3)	— *
Class I	(1,498)	(19)
Class N(1)	(144)	(5)
Class R	(4)	— *
Class Y	(35)	(2)
Net realized gains:
Class A	(786)	(29,495)
Class B	(22)	(409)
Class C	(133)	(2,225)
Class E	(1)	(18)
Class I	(1,073)	(986)
Class N(1)	(52)	(201)
Class R	(2)	(39)
Class Y	(17)	(194)
Total Distributions to Shareholders	(6,858)	(33,904)
Capital Share Transactions	1,486	(14,299)
Net Increase (Decrease) in Net Assets	42,670	(61,049)
Net Assets, Beginning of Period	279,439	340,488
Net Assets, End of Period	$322,109	$279,439
Undistributed net investment income	$401	$2,019

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

224	ANNUAL REPORT	2017

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2017	ANNUAL REPORT	225

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ADVANTUS BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$10.54	$0.24	$0.11	$0.35	$(0.27)	$—	$(0.27)
Year ended 3-31-2016	10.78	0.24	(0.22)	0.02	(0.26)	—	(0.26)
Year ended 3-31-2015	10.46	0.23	0.35	0.58	(0.26)	—	(0.26)
Year ended 3-31-2014	10.71	0.24	(0.19)	0.05	(0.30)	—	(0.30)
Year ended 3-31-2013	10.44	0.26	0.39	0.65	(0.31)	(0.07)	(0.38)
Class B Shares(4)
Year ended 3-31-2017	10.54	0.14	0.10	0.24	(0.16)	—	(0.16)
Year ended 3-31-2016	10.78	0.14	(0.22)	(0.08)	(0.16)	—	(0.16)
Year ended 3-31-2015	10.46	0.13	0.35	0.48	(0.16)	—	(0.16)
Year ended 3-31-2014	10.71	0.15	(0.20)	(0.05)	(0.20)	—	(0.20)
Year ended 3-31-2013	10.44	0.15	0.40	0.55	(0.21)	(0.07)	(0.28)
Class C Shares
Year ended 3-31-2017	10.54	0.17	0.10	0.27	(0.19)	—	(0.19)
Year ended 3-31-2016	10.78	0.16	(0.22)	(0.06)	(0.18)	—	(0.18)
Year ended 3-31-2015	10.46	0.15	0.35	0.50	(0.18)	—	(0.18)
Year ended 3-31-2014	10.71	0.17	(0.21)	(0.04)	(0.21)	—	(0.21)
Year ended 3-31-2013	10.44	0.18	0.40	0.58	(0.24)	(0.07)	(0.31)
Class E Shares
Year ended 3-31-2017	10.54	0.25	0.10	0.35	(0.27)	—	(0.27)
Year ended 3-31-2016	10.78	0.24	(0.23)	0.01	(0.25)	—	(0.25)
Year ended 3-31-2015	10.46	0.22	0.35	0.57	(0.25)	—	(0.25)
Year ended 3-31-2014	10.71	0.24	(0.20)	0.04	(0.29)	—	(0.29)
Year ended 3-31-2013	10.44	0.25	0.40	0.65	(0.31)	(0.07)	(0.38)
Class I Shares
Year ended 3-31-2017	10.54	0.29	0.09	0.38	(0.30)	—	(0.30)
Year ended 3-31-2016	10.78	0.27	(0.22)	0.05	(0.29)	—	(0.29)
Year ended 3-31-2015	10.46	0.26	0.35	0.61	(0.29)	—	(0.29)
Year ended 3-31-2014	10.71	0.28	(0.20)	0.08	(0.33)	—	(0.33)
Year ended 3-31-2013	10.44	0.29	0.40	0.69	(0.35)	(0.07)	(0.42)
Class N Shares(5)
Year ended 3-31-2017	10.54	0.30	0.10	0.40	(0.32)	—	(0.32)
Year ended 3-31-2016	10.78	0.29	(0.23)	0.06	(0.30)	—	(0.30)
Year ended 3-31-2015(6)	10.58	0.18	0.22	0.40	(0.20)	—	(0.20)
Class R Shares
Year ended 3-31-2017	10.54	0.22	0.10	0.32	(0.24)	—	(0.24)
Year ended 3-31-2016	10.78	0.20	(0.21)	(0.02)	(0.22)	—	(0.22)
Year ended 3-31-2015	10.46	0.20	0.35	0.55	(0.23)	—	(0.23)
Year ended 3-31-2014	10.71	0.21	(0.19)	0.02	(0.27)	—	(0.27)
Year ended 3-31-2013(9)	10.69	0.02	0.08	0.10	(0.08)	—	(0.08)
Class Y Shares
Year ended 3-31-2017	10.54	0.26	0.10	0.36	(0.28)	—	(0.28)
Year ended 3-31-2016	10.78	0.25	(0.23)	0.02	(0.26)	—	(0.26)
Year ended 3-31-2015	10.46	0.23	0.35	0.58	(0.26)	—	(0.26)
Year ended 3-31-2014	10.71	0.25	(0.20)	0.05	(0.30)	—	(0.30)
Year ended 3-31-2013	10.44	0.26	0.40	0.66	(0.32)	(0.07)	(0.39)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

226	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$10.62	3.30%	$206		1.05%		2.28%		1.06%	2.27%	190%
Year ended 3-31-2016	10.54	0.21	704		1.02		2.32		—	—	213
Year ended 3-31-2015	10.78	5.58	695		1.02		2.17		—	—	182
Year ended 3-31-2014	10.46	0.48	561		1.04		2.35		—	—	202
Year ended 3-31-2013	10.71	6.33	554		1.06		2.42		—	—	269
Class B Shares(4)
Year ended 3-31-2017	10.62	2.32	5		2.02		1.33		2.03	1.32	190
Year ended 3-31-2016	10.54	-0.73	7		1.96		1.37		—	—	213
Year ended 3-31-2015	10.78	4.56	6		2.00		1.19		—	—	182
Year ended 3-31-2014	10.46	-0.45	7		1.98		1.45		—	—	202
Year ended 3-31-2013	10.71	5.28	11		2.05		1.41		—	—	269
Class C Shares
Year ended 3-31-2017	10.62	2.59	26		1.76		1.60		1.77	1.59	190
Year ended 3-31-2016	10.54	-0.55	33		1.78		1.56		—	—	213
Year ended 3-31-2015	10.78	4.76	28		1.80		1.38		—	—	182
Year ended 3-31-2014	10.46	-0.31	21		1.82		1.61		—	—	202
Year ended 3-31-2013	10.71	5.55	39		1.79		1.67		—	—	269
Class E Shares
Year ended 3-31-2017	10.62	3.31	4		1.05		2.31		1.23	2.13	190
Year ended 3-31-2016	10.54	0.15	4		1.08		2.26		1.32	2.02	213
Year ended 3-31-2015	10.78	5.45	4		1.14		2.05		1.35	1.84	182
Year ended 3-31-2014	10.46	0.38	4		1.14		2.26		1.35	2.05	202
Year ended 3-31-2013	10.71	6.25	5		1.14		2.33		1.35	2.12	269
Class I Shares
Year ended 3-31-2017	10.62	3.68	458		0.69		2.70		0.74	2.65	190
Year ended 3-31-2016	10.54	0.49	14		0.74		2.58		—	—	213
Year ended 3-31-2015	10.78	5.90	7		0.74		2.44		—	—	182
Year ended 3-31-2014	10.46	0.77	4		0.76		2.65		—	—	202
Year ended 3-31-2013	10.71	6.67	6		0.76		2.68		—	—	269
Class N Shares(5)
Year ended 3-31-2017	10.62	3.80	2		0.58		2.77		0.59	2.76	190
Year ended 3-31-2016	10.54	0.64	2		0.59		2.75		—	—	213
Year ended 3-31-2015(6)	10.78	3.81	1		0.58	(7)	2.54	(7)	—	—	182	(8)
Class R Shares
Year ended 3-31-2017	10.62	3.04	8		1.32		2.07		1.33	2.06	190
Year ended 3-31-2016	10.54	-0.11	3		1.34		1.89		—	—	213
Year ended 3-31-2015	10.78	5.27	—	*	1.32		1.87		—	—	182
Year ended 3-31-2014	10.46	0.18	—	*	1.35		2.04		—	—	202
Year ended 3-31-2013(9)	10.71	0.96	—	*	1.30	(7)	0.82	(7)	—	—	269	(10)
Class Y Shares
Year ended 3-31-2017	10.62	3.39	5		0.97		2.39		0.98	2.38	190
Year ended 3-31-2016	10.54	0.26	3		0.98		2.35		—	—	213
Year ended 3-31-2015	10.78	5.62	3		0.99		2.20		—	—	182
Year ended 3-31-2014	10.46	0.51	3		1.00		2.42		—	—	202
Year ended 3-31-2013	10.71	6.39	5		1.00		2.49		—	—	269

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	227

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$12.73	$0.03	$1.28	$1.31	$(0.05)	$(0.44)	$(0.49)
Year ended 3-31-2016	14.29	0.02	(0.60)	(0.58)	— *	(0.98)	(0.98)
Year ended 3-31-2015	14.04	0.02	1.33	1.35	—	(1.10)	(1.10)
Year ended 3-31-2014	12.15	0.05	2.67	2.72	(0.04)	(0.79)	(0.83)
Year ended 3-31-2013	10.91	0.04	1.33	1.37	(0.05)	(0.08)	(0.13)
Class B Shares(4)
Year ended 3-31-2017	10.85	(0.09)	1.10	1.01	—	(0.44)	(0.44)
Year ended 3-31-2016	12.36	(0.09)	(0.52)	(0.61)	—	(0.90)	(0.90)
Year ended 3-31-2015	12.32	(0.10)	1.16	1.06	—	(1.02)	(1.02)
Year ended 3-31-2014	10.78	(0.07)	2.36	2.29	—	(0.75)	(0.75)
Year ended 3-31-2013	9.75	(0.07)	1.18	1.11	—	(0.08)	(0.08)
Class C Shares
Year ended 3-31-2017	11.19	(0.07)	1.13	1.06	—	(0.44)	(0.44)
Year ended 3-31-2016	12.71	(0.07)	(0.54)	(0.61)	—	(0.91)	(0.91)
Year ended 3-31-2015	12.63	(0.08)	1.19	1.11	—	(1.03)	(1.03)
Year ended 3-31-2014	11.03	(0.05)	2.41	2.36	—	(0.76)	(0.76)
Year ended 3-31-2013	9.95	(0.04)	1.20	1.16	—	(0.08)	(0.08)
Class E Shares
Year ended 3-31-2017	12.67	0.03	1.28	1.31	(0.04)	(0.44)	(0.48)
Year ended 3-31-2016	14.23	0.00 *	(0.60)	(0.60)	—	(0.96)	(0.96)
Year ended 3-31-2015	14.00	(0.01)	1.32	1.31	—	(1.08)	(1.08)
Year ended 3-31-2014	12.12	0.02	2.67	2.69	(0.02)	(0.79)	(0.81)
Year ended 3-31-2013	10.89	0.03	1.32	1.35	(0.04)	(0.08)	(0.12)
Class I Shares
Year ended 3-31-2017	14.05	0.08	1.41	1.49	(0.09)	(0.44)	(0.53)
Year ended 3-31-2016	15.67	0.07	(0.66)	(0.59)	(0.02)	(1.01)	(1.03)
Year ended 3-31-2015	15.29	0.07	1.45	1.52	(0.03)	(1.11)	(1.14)
Year ended 3-31-2014	13.15	0.09	2.91	3.00	(0.07)	(0.79)	(0.86)
Year ended 3-31-2013	11.78	0.08	1.44	1.52	(0.07)	(0.08)	(0.15)
Class N Shares(5)
Year ended 3-31-2017	14.07	0.08	1.43	1.51	(0.11)	(0.44)	(0.55)
Year ended 3-31-2016	15.69	0.09	(0.67)	(0.58)	(0.02)	(1.02)	(1.04)
Year ended 3-31-2015(6)	15.69	0.06	1.06	1.12	(0.01)	(1.11)	(1.12)
Class R Shares
Year ended 3-31-2017	12.67	(0.02)	1.27	1.25	(0.01)	(0.44)	(0.45)
Year ended 3-31-2016	14.23	(0.02)	(0.60)	(0.62)	—	(0.94)	(0.94)
Year ended 3-31-2015	14.01	(0.03)	1.31	1.28	—	(1.06)	(1.06)
Year ended 3-31-2014	12.13	0.01	2.67	2.68	(0.01)	(0.79)	(0.80)
Year ended 3-31-2013(9)	11.15	0.00	0.98	0.98	—	—	—
Class Y Shares
Year ended 3-31-2017	13.69	0.07	1.38	1.45	(0.09)	(0.44)	(0.53)
Year ended 3-31-2016	15.29	0.07	(0.64)	(0.57)	(0.02)	(1.01)	(1.03)
Year ended 3-31-2015	14.94	0.07	1.42	1.49	(0.03)	(1.11)	(1.14)
Year ended 3-31-2014	12.87	0.09	2.84	2.93	(0.07)	(0.79)	(0.86)
Year ended 3-31-2013	11.54	0.06	1.40	1.46	(0.05)	(0.08)	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

228	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$13.55	10.42%	$269		1.15%		0.20%		1.21%	0.14%	90%
Year ended 3-31-2016	12.73	-4.22	546		1.15		0.15		1.18	0.12	62
Year ended 3-31-2015	14.29	9.86	611		1.15		0.13		1.17	0.11	65
Year ended 3-31-2014	14.04	22.76	499		1.15		0.35		1.20	0.30	61
Year ended 3-31-2013	12.15	12.66	320		1.23		0.35		1.26	0.32	60
Class B Shares(4)
Year ended 3-31-2017	11.42	9.39	8		2.13		-0.79		—	—	90
Year ended 3-31-2016	10.85	-5.18	9		2.09		-0.79		—	—	62
Year ended 3-31-2015	12.36	8.80	11		2.08		-0.79		—	—	65
Year ended 3-31-2014	12.32	21.62	11		2.12		-0.62		—	—	61
Year ended 3-31-2013	10.78	11.49	10		2.24		-0.68		—	—	60
Class C Shares
Year ended 3-31-2017	11.81	9.60	116		1.92		-0.57		—	—	90
Year ended 3-31-2016	11.19	-5.00	129		1.91		-0.61		—	—	62
Year ended 3-31-2015	12.71	9.04	160		1.90		-0.62		—	—	65
Year ended 3-31-2014	12.63	21.79	144		1.94		-0.44		—	—	61
Year ended 3-31-2013	11.03	11.76	115		2.02		-0.43		—	—	60
Class E Shares
Year ended 3-31-2017	13.50	10.49	12		1.16		0.19		1.42	-0.07	90
Year ended 3-31-2016	12.67	-4.39	10		1.29		0.02		1.43	-0.12	62
Year ended 3-31-2015	14.23	9.60	10		1.35		-0.06		1.43	-0.14	65
Year ended 3-31-2014	14.00	22.57	7		1.35		0.15		1.51	-0.01	61
Year ended 3-31-2013	12.12	12.53	4		1.35		0.25		1.61	-0.01	60
Class I Shares
Year ended 3-31-2017	15.01	10.76	384		0.84		0.52		0.91	0.45	90
Year ended 3-31-2016	14.05	-3.93	172		0.84		0.46		0.90	0.40	62
Year ended 3-31-2015	15.67	10.14	234		0.84		0.45		0.90	0.39	65
Year ended 3-31-2014	15.29	23.18	153		0.84		0.63		0.91	0.56	61
Year ended 3-31-2013	13.15	13.08	60		0.91		0.69		0.93	0.67	60
Class N Shares(5)
Year ended 3-31-2017	15.03	10.84	112		0.76		0.58		—	—	90
Year ended 3-31-2016	14.07	-3.84	149		0.75		0.63		—	—	62
Year ended 3-31-2015(6)	15.69	7.39	4		0.75	(7)	0.60	(7)	—	—	65	(8)
Class R Shares
Year ended 3-31-2017	13.47	10.01	3		1.51		-0.15		—	—	90
Year ended 3-31-2016	12.67	-4.53	2		1.50		-0.18		—	—	62
Year ended 3-31-2015	14.23	9.40	2		1.50		-0.22		—	—	65
Year ended 3-31-2014	14.01	22.41	2		1.50		0.04		—	—	61
Year ended 3-31-2013(9)	12.13	8.79	—	*	1.50	(7)	-0.13	(7)	—	—	60	(10)
Class Y Shares
Year ended 3-31-2017	14.61	10.75	64		0.84		0.49		1.15	0.18	90
Year ended 3-31-2016	13.69	-3.91	113		0.84		0.46		1.15	0.15	62
Year ended 3-31-2015	15.29	10.18	105		0.84		0.45		1.15	0.14	65
Year ended 3-31-2014	14.94	23.14	68		0.84		0.64		1.16	0.32	61
Year ended 3-31-2013	12.87	12.82	27		1.09		0.48		1.18	0.40	60

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	229

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CUNDILL GLOBAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$14.33	$0.14	$2.74	$2.88	$(0.06)	$—	$(0.06)
Year ended 3-31-2016	16.52	0.13	(2.19)	(2.06)	(0.13)	—	(0.13)
Year ended 3-31-2015	17.96	0.04	(1.48)	(1.44)	—	—	—
Year ended 3-31-2014	14.68	(0.03)	3.32	3.29	(0.01)	—	(0.01)
Year ended 3-31-2013	13.44	0.01	1.23	1.24	—	—	—
Class B Shares(4)
Year ended 3-31-2017	13.15	(0.07)	2.50	2.43	—	—	—
Year ended 3-31-2016	15.20	(0.04)	(2.01)	(2.05)	—	—	—
Year ended 3-31-2015	16.72	(0.15)	(1.37)	(1.52)	—	—	—
Year ended 3-31-2014	13.81	(0.19)	3.10	2.91	—	—	—
Year ended 3-31-2013	12.78	(0.11)	1.14	1.03	—	—	—
Class C Shares
Year ended 3-31-2017	13.50	0.03	2.59	2.62	—	—	—
Year ended 3-31-2016	15.56	0.04	(2.06)	(2.02)	(0.04)	—	(0.04)
Year ended 3-31-2015	17.03	(0.07)	(1.40)	(1.47)	—	—	—
Year ended 3-31-2014	13.99	(0.12)	3.16	3.04	—	—	—
Year ended 3-31-2013	12.88	(0.05)	1.16	1.11	—	—	—
Class E Shares
Year ended 3-31-2017	14.42	0.16	2.79	2.95	(0.10)	—	(0.10)
Year ended 3-31-2016	16.60	0.15	(2.20)	(2.05)	(0.13)	—	(0.13)
Year ended 3-31-2015	18.05	0.04	(1.49)	(1.45)	—	—	—
Year ended 3-31-2014	14.78	(0.03)	3.34	3.31	(0.04)	—	(0.04)
Year ended 3-31-2013	13.49	0.04	1.25	1.29	—	—	—
Class I Shares
Year ended 3-31-2017	14.64	0.16	2.87	3.03	(0.14)	—	(0.14)
Year ended 3-31-2016	16.94	0.21	(2.25)	(2.04)	(0.26)	—	(0.26)
Year ended 3-31-2015	18.33	0.12	(1.51)	(1.39)	—	—	—
Year ended 3-31-2014	14.98	0.05	3.39	3.44	(0.09)	—	(0.09)
Year ended 3-31-2013	13.64	0.09	1.25	1.34	—	—	—
Class N Shares(5)
Year ended 3-31-2017	14.68	0.22	2.83	3.05	(0.16)	—	(0.16)
Year ended 3-31-2016	16.95	0.24	(2.25)	(2.01)	(0.26)	—	(0.26)
Year ended 3-31-2015(6)	18.57	0.08	(1.70)	(1.62)	—	—	—
Class R Shares
Year ended 3-31-2017	14.32	0.10	2.76	2.86	(0.05)	—	(0.05)
Year ended 3-31-2016	16.47	0.11	(2.17)	(2.06)	(0.09)	—	(0.09)
Year ended 3-31-2015	17.94	0.02	(1.49)	(1.47)	—	—	—
Year ended 3-31-2014	14.68	(0.05)	3.32	3.27	(0.01)	—	(0.01)
Year ended 3-31-2013(9)	13.62	(0.01)	1.07	1.06	—	—	—
Class Y Shares
Year ended 3-31-2017	14.53	0.16	2.80	2.96	(0.10)	—	(0.10)
Year ended 3-31-2016	16.77	0.17	(2.23)	(2.06)	(0.18)	—	(0.18)
Year ended 3-31-2015	18.20	0.07	(1.50)	(1.43)	—	—	—
Year ended 3-31-2014	14.86	(0.01)	3.39	3.38	(0.04)	—	(0.04)
Year ended 3-31-2013	13.56	0.09	1.21	1.30	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

230	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$17.15	20.10%	$98		1.65%		0.91%		1.81%		0.75%		51%
Year ended 3-31-2016	14.33	-12.51	192		1.60		0.86		1.75		0.71		18
Year ended 3-31-2015	16.52	-8.02	288		1.56		0.24		1.70		0.10		28
Year ended 3-31-2014	17.96	22.41	332		1.61		-0.20		1.75		-0.34		47
Year ended 3-31-2013	14.68	9.23	196		1.86		0.05		1.91		—		26
Class B Shares(4)
Year ended 3-31-2017	15.58	18.48	1		2.94		-0.53		3.10		-0.69		51
Year ended 3-31-2016	13.15	-13.49	1		2.77		-0.30		2.92		-0.45		18
Year ended 3-31-2015	15.20	-9.09	2		2.73		-0.91		2.87		-1.05		28
Year ended 3-31-2014	16.72	21.07	4		2.72		-1.23		2.86		-1.37		47
Year ended 3-31-2013	13.81	8.06	6		2.94		-0.92		2.99		-0.97		26
Class C Shares
Year ended 3-31-2017	16.12	19.41	14		2.21		0.19		2.37		0.03		51
Year ended 3-31-2016	13.50	-12.98	15		2.20		0.25		2.35		0.10		18
Year ended 3-31-2015	15.56	-8.63	19		2.19		-0.39		2.33		-0.53		28
Year ended 3-31-2014	17.03	21.73	24		2.22		-0.78		2.36		-0.92		47
Year ended 3-31-2013	13.99	8.62	21		2.39		-0.44		2.44		-0.49		26
Class E Shares
Year ended 3-31-2017	17.27	20.49	1		1.35		1.05		2.16		0.24		51
Year ended 3-31-2016	14.42	-12.39	1		1.50		0.96		2.13		0.33		18
Year ended 3-31-2015	16.60	-8.03	1		1.59		0.21		2.00		-0.20		28
Year ended 3-31-2014	18.05	22.43	1		1.59		-0.17		2.08		-0.65		47
Year ended 3-31-2013	14.78	9.56	1		1.59		0.28		2.35		-0.48		26
Class I Shares
Year ended 3-31-2017	17.53	20.70	96		1.17		0.96		1.33		0.80		51
Year ended 3-31-2016	14.64	-12.11	4		1.14		1.32		1.29		1.17		18
Year ended 3-31-2015	16.94	-7.58	5		1.12		0.64		1.26		0.50		28
Year ended 3-31-2014	18.33	22.98	7		1.14		0.27		1.28		0.13		47
Year ended 3-31-2013	14.98	9.82	4		1.24		0.70		1.29		0.65		26
Class N Shares(5)
Year ended 3-31-2017	17.57	20.81	1		1.00		1.41		1.16		1.25		51
Year ended 3-31-2016	14.68	-11.92	1		0.98		1.48		1.13		1.33		18
Year ended 3-31-2015(6)	16.95	-8.72	1		0.95	(7)	0.72	(7)	1.09	(7)	0.58	(7)	28	(8)
Class R Shares
Year ended 3-31-2017	17.13	19.96	—	*	1.75		0.64		1.91		0.48		51
Year ended 3-31-2016	14.32	-12.53	—	*	1.73		0.73		1.88		0.58		18
Year ended 3-31-2015	16.47	-8.19	—	*	1.72		0.09		1.86		-0.05		28
Year ended 3-31-2014	17.94	22.30	—	*	1.72		-0.28		1.86		-0.42		47
Year ended 3-31-2013(9)	14.68	7.78	—	*	1.66	(7)	-0.37	(7)	1.71	(7)	-0.42	(7)	26	(10)
Class Y Shares
Year ended 3-31-2017	17.39	20.38	2		1.41		1.00		1.57		0.84		51
Year ended 3-31-2016	14.53	-12.32	2		1.40		1.13		1.55		0.98		18
Year ended 3-31-2015	16.77	-7.86	3		1.38		0.41		1.52		0.27		28
Year ended 3-31-2014	18.20	22.76	4		1.35		-0.04		1.49		-0.18		47
Year ended 3-31-2013	14.86	9.59	4		1.47		0.74		1.63		0.58		26

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	231

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY DIVIDEND OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$16.99	$0.21	$1.90	$2.11	$(0.25)	$(0.72)	$(0.97)
Year ended 3-31-2016	19.55	0.17	(1.04)	(0.87)	(0.14)	(1.55)	(1.69)
Year ended 3-31-2015	20.27	0.22	1.39	1.61	(0.22)	(2.11)	(2.33)
Year ended 3-31-2014	17.20	0.19	3.33	3.52	(0.16)	(0.29)	(0.45)
Year ended 3-31-2013	15.70	0.23	1.48	1.71	(0.21)	—	(0.21)
Class B Shares(4)
Year ended 3-31-2017	16.68	0.07	1.86	1.93	(0.08)	(0.72)	(0.80)
Year ended 3-31-2016	19.22	0.03	(1.02)	(0.99)	(0.01)	(1.54)	(1.55)
Year ended 3-31-2015	19.97	0.06	1.37	1.43	(0.07)	(2.11)	(2.18)
Year ended 3-31-2014	16.99	0.05	3.27	3.32	(0.05)	(0.29)	(0.34)
Year ended 3-31-2013	15.54	0.09	1.48	1.57	(0.12)	—	(0.12)
Class C Shares
Year ended 3-31-2017	16.76	0.09	1.88	1.97	(0.10)	(0.72)	(0.82)
Year ended 3-31-2016	19.31	0.05	(1.03)	(0.98)	(0.02)	(1.55)	(1.57)
Year ended 3-31-2015	20.05	0.08	1.38	1.46	(0.09)	(2.11)	(2.20)
Year ended 3-31-2014	17.05	0.07	3.29	3.36	(0.07)	(0.29)	(0.36)
Year ended 3-31-2013	15.59	0.11	1.49	1.60	(0.14)	—	(0.14)
Class E Shares
Year ended 3-31-2017	16.94	0.22	1.89	2.11	(0.26)	(0.72)	(0.98)
Year ended 3-31-2016	19.48	0.17	(1.03)	(0.86)	(0.13)	(1.55)	(1.68)
Year ended 3-31-2015	20.21	0.19	1.39	1.58	(0.20)	(2.11)	(2.31)
Year ended 3-31-2014	17.16	0.17	3.32	3.49	(0.15)	(0.29)	(0.44)
Year ended 3-31-2013	15.66	0.21	1.49	1.70	(0.20)	—	(0.20)
Class I Shares
Year ended 3-31-2017	17.07	0.25	1.91	2.16	(0.31)	(0.72)	(1.03)
Year ended 3-31-2016	19.61	0.23	(1.04)	(0.81)	(0.18)	(1.55)	(1.73)
Year ended 3-31-2015	20.33	0.28	1.40	1.68	(0.29)	(2.11)	(2.40)
Year ended 3-31-2014	17.25	0.26	3.33	3.59	(0.22)	(0.29)	(0.51)
Year ended 3-31-2013	15.73	0.28	1.49	1.77	(0.25)	—	(0.25)
Class N Shares(5)
Year ended 3-31-2017	17.10	0.28	1.92	2.20	(0.35)	(0.72)	(1.07)
Year ended 3-31-2016	19.64	0.25	(1.03)	(0.78)	(0.21)	(1.55)	(1.76)
Year ended 3-31-2015(6)	20.64	0.20	1.15	1.35	(0.24)	(2.11)	(2.35)
Class R Shares
Year ended 3-31-2017	16.97	0.16	1.90	2.06	(0.19)	(0.72)	(0.91)
Year ended 3-31-2016	19.53	0.12	(1.03)	(0.91)	(0.10)	(1.55)	(1.65)
Year ended 3-31-2015	20.25	0.16	1.40	1.56	(0.17)	(2.11)	(2.28)
Year ended 3-31-2014	17.19	0.14	3.33	3.47	(0.12)	(0.29)	(0.41)
Year ended 3-31-2013(9)	15.79	0.01	1.39	1.40	—	—	—
Class Y Shares
Year ended 3-31-2017	17.03	0.22	1.90	2.12	(0.26)	(0.72)	(0.98)
Year ended 3-31-2016	19.58	0.19	(1.04)	(0.85)	(0.15)	(1.55)	(1.70)
Year ended 3-31-2015	20.30	0.23	1.40	1.63	(0.24)	(2.11)	(2.35)
Year ended 3-31-2014	17.23	0.21	3.33	3.54	(0.18)	(0.29)	(0.47)
Year ended 3-31-2013	15.72	0.24	1.50	1.74	(0.23)	—	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

232	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$18.13	12.62%	$140		1.26%		1.20%		—%	—%	54%
Year ended 3-31-2016	16.99	-4.65	275		1.25		0.94		—	—	45
Year ended 3-31-2015	19.55	8.19	322		1.24		1.07		—	—	48
Year ended 3-31-2014	20.27	20.70	291		1.27		1.03		—	—	43
Year ended 3-31-2013	17.20	11.06	246		1.28		1.43		—	—	45
Class B Shares(4)
Year ended 3-31-2017	17.81	11.74	7		2.04		0.40		—	—	54
Year ended 3-31-2016	16.68	-5.32	8		2.03		0.17		—	—	45
Year ended 3-31-2015	19.22	7.33	12		2.01		0.30		—	—	48
Year ended 3-31-2014	19.97	19.70	13		2.05		0.25		—	—	43
Year ended 3-31-2013	16.99	10.10	11		2.13		0.60		—	—	45
Class C Shares
Year ended 3-31-2017	17.91	11.93	41		1.93		0.50		—	—	54
Year ended 3-31-2016	16.76	-5.26	44		1.93		0.27		—	—	45
Year ended 3-31-2015	19.31	7.46	54		1.91		0.40		—	—	48
Year ended 3-31-2014	20.05	19.85	47		1.93		0.37		—	—	43
Year ended 3-31-2013	17.05	10.32	39		1.97		0.73		—	—	45
Class E Shares
Year ended 3-31-2017	18.07	12.68	6		1.16		1.25		1.56	0.85	54
Year ended 3-31-2016	16.94	-4.59	5		1.28		0.91		1.56	0.63	45
Year ended 3-31-2015	19.48	8.01	5		1.37		0.94		1.58	0.73	48
Year ended 3-31-2014	20.21	20.52	4		1.37		0.93		1.66	0.64	43
Year ended 3-31-2013	17.16	11.00	4		1.36		1.31		1.80	0.87	45
Class I Shares
Year ended 3-31-2017	18.20	12.90	179		0.95		1.42		—	—	54
Year ended 3-31-2016	17.07	-4.27	22		0.94		1.25		—	—	45
Year ended 3-31-2015	19.61	8.50	23		0.93		1.38		—	—	48
Year ended 3-31-2014	20.33	21.06	19		0.94		1.36		—	—	43
Year ended 3-31-2013	17.25	11.45	15		0.93		1.74		—	—	45
Class N Shares(5)
Year ended 3-31-2017	18.23	13.11	2		0.80		1.55		—	—	54
Year ended 3-31-2016	17.10	-4.16	1		0.79		1.39		—	—	45
Year ended 3-31-2015(6)	19.64	6.76	—	*	0.79	(7)	1.46	(7)	—	—	48	(8)
Class R Shares
Year ended 3-31-2017	18.12	12.31	1		1.53		0.88		—	—	54
Year ended 3-31-2016	16.97	-4.87	—	*	1.53		0.66		—	—	45
Year ended 3-31-2015	19.53	7.90	—	*	1.52		0.80		—	—	48
Year ended 3-31-2014	20.25	20.29	—	*	1.54		0.76		—	—	43
Year ended 3-31-2013(9)	17.19	8.93	—	*	1.51	(7)	0.23	(7)	—	—	45	(10)
Class Y Shares
Year ended 3-31-2017	18.17	12.67	6		1.19		1.25		—	—	54
Year ended 3-31-2016	17.03	-4.53	7		1.19		1.01		—	—	45
Year ended 3-31-2015	19.58	8.25	10		1.18		1.13		—	—	48
Year ended 3-31-2014	20.30	20.74	11		1.19		1.11		—	—	43
Year ended 3-31-2013	17.23	11.19	12		1.18		1.51		—	—	45

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	233

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EMERGING MARKETS EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$13.59	$(0.02)	$3.38	$3.36	$—	$—	$—
Year ended 3-31-2016	16.04	0.00 *	(2.33)	(2.33)	(0.12)	—	(0.12)
Year ended 3-31-2015	15.04	0.04	1.08	1.12	(0.12)	—	(0.12)
Year ended 3-31-2014	13.88	0.02	1.22	1.24	(0.08)	—	(0.08)
Year ended 3-31-2013	13.98	0.03	(0.03)	0.00	(0.10)	—	(0.10)
Class B Shares(4)
Year ended 3-31-2017	11.34	(0.14)	2.81	2.67	—	—	—
Year ended 3-31-2016	13.48	(0.12)	(1.95)	(2.07)	(0.07)	—	(0.07)
Year ended 3-31-2015	12.66	(0.10)	0.92	0.82	—	—	—
Year ended 3-31-2014	11.78	(0.12)	1.00	0.88	—	—	—
Year ended 3-31-2013	11.92	(0.10)	(0.04)	(0.14)	— *	—	— *
Class C Shares
Year ended 3-31-2017	11.84	(0.12)	2.93	2.81	—	—	—
Year ended 3-31-2016	14.05	(0.11)	(2.03)	(2.14)	(0.07)	—	(0.07)
Year ended 3-31-2015	13.20	(0.09)	0.95	0.86	(0.01)	—	(0.01)
Year ended 3-31-2014	12.23	(0.07)	1.06	0.99	(0.02)	—	(0.02)
Year ended 3-31-2013	12.36	(0.06)	(0.03)	(0.09)	(0.04)	—	(0.04)
Class E Shares(5)
Year ended 3-31-2017	13.76	0.01	3.43	3.44	—	—	—
Year ended 3-31-2016	16.23	0.03	(2.37)	(2.34)	(0.13)	—	(0.13)
Year ended 3-31-2015	15.23	0.05	1.10	1.15	(0.15)	—	(0.15)
Year ended 3-31-2014	14.04	0.06	1.25	1.31	(0.12)	—	(0.12)
Year ended 3-31-2013	14.12	0.09	(0.03)	0.06	(0.14)	—	(0.14)
Class I Shares
Year ended 3-31-2017	13.96	0.03	3.48	3.51	—	—	—
Year ended 3-31-2016	16.45	0.05	(2.40)	(2.35)	(0.14)	—	(0.14)
Year ended 3-31-2015	15.43	0.08	1.11	1.19	(0.17)	—	(0.17)
Year ended 3-31-2014	14.23	0.09	1.26	1.35	(0.15)	—	(0.15)
Year ended 3-31-2013	14.30	0.10	(0.02)	0.08	(0.15)	—	(0.15)
Class N Shares(6)
Year ended 3-31-2017	14.01	0.06	3.49	3.55	—	—	—
Year ended 3-31-2016	16.50	0.06	(2.41)	(2.35)	(0.14)	—	(0.14)
Year ended 3-31-2015(7)	16.41	(0.03)	0.26	0.23	(0.14)	—	(0.14)
Class R Shares
Year ended 3-31-2017	13.53	(0.07)	3.37	3.30	—	—	—
Year ended 3-31-2016	16.01	(0.05)	(2.32)	(2.37)	(0.11)	—	(0.11)
Year ended 3-31-2015	15.02	(0.02)	1.09	1.07	(0.08)	—	(0.08)
Year ended 3-31-2014	13.87	(0.01)	1.23	1.22	(0.07)	—	(0.07)
Year ended 3-31-2013(10)	14.07	(0.04)	(0.16)	(0.20)	—	—	—
Class Y Shares
Year ended 3-31-2017	13.84	(0.02)	3.45	3.43	—	—	—
Year ended 3-31-2016	16.33	0.05	(2.42)	(2.37)	(0.12)	—	(0.12)
Year ended 3-31-2015	15.33	0.03	1.10	1.13	(0.13)	—	(0.13)
Year ended 3-31-2014	14.13	0.05	1.26	1.31	(0.11)	—	(0.11)
Year ended 3-31-2013	14.22	0.09	(0.05)	0.04	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(10)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

234	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$16.95	24.72%	$293		1.55%		-0.14%		1.68%	-0.27%	59%
Year ended 3-31-2016	13.59	-14.49	360		1.50		0.02		1.67	-0.15	98
Year ended 3-31-2015	16.04	7.48	436		1.50		0.23		1.67	0.06	103
Year ended 3-31-2014	15.04	8.95	536		1.73		0.17		—	—	138
Year ended 3-31-2013	13.88	-0.02	491		1.74		0.25		—	—	142
Class B Shares(4)
Year ended 3-31-2017	14.01	23.54	4		2.50		-1.10		2.78	-1.38	59
Year ended 3-31-2016	11.34	-15.38	4		2.50		-0.99		2.72	-1.21	98
Year ended 3-31-2015	13.48	6.48	7		2.50		-0.75		2.71	-0.96	103
Year ended 3-31-2014	12.66	7.47	9		3.00		-1.04		—	—	138
Year ended 3-31-2013	11.78	-1.13	8		2.94		-0.88		—	—	142
Class C Shares
Year ended 3-31-2017	14.65	23.73	37		2.36		-0.96		—	—	59
Year ended 3-31-2016	11.84	-15.20	32		2.35		-0.83		—	—	98
Year ended 3-31-2015	14.05	6.56	35		2.40		-0.66		—	—	103
Year ended 3-31-2014	13.20	8.06	44		2.47		-0.59		—	—	138
Year ended 3-31-2013	12.23	-0.77	16		2.53		-0.48		—	—	142
Class E Shares(5)
Year ended 3-31-2017	17.20	25.00	—	*	1.35		0.05		—	—	59
Year ended 3-31-2016	13.76	-14.40	—	*	1.35		0.17		—	—	98
Year ended 3-31-2015	16.23	7.63	—	*	1.34		0.34		—	—	103
Year ended 3-31-2014	15.23	9.35	—	*	1.35		0.44		—	—	138
Year ended 3-31-2013	14.04	0.40	—	*	1.34		0.64		—	—	142
Class I Shares
Year ended 3-31-2017	17.47	25.14	465		1.19		0.20		1.23	0.16	59
Year ended 3-31-2016	13.96	-14.30	116		1.22		0.35		—	—	98
Year ended 3-31-2015	16.45	7.78	117		1.23		0.49		—	—	103
Year ended 3-31-2014	15.43	9.52	139		1.22		0.62		—	—	138
Year ended 3-31-2013	14.23	0.55	147		1.22		0.69		—	—	142
Class N Shares(6)
Year ended 3-31-2017	17.56	25.34	18		1.07		0.37		—	—	59
Year ended 3-31-2016	14.01	-14.20	7		1.09		0.43		—	—	98
Year ended 3-31-2015(7)	16.50	1.47	6		1.08	(8)	-0.30	(8)	—	—	103	(9)
Class R Shares
Year ended 3-31-2017	16.83	24.39	11		1.82		-0.44		—	—	59
Year ended 3-31-2016	13.53	-14.82	5		1.85		-0.37		—	—	98
Year ended 3-31-2015	16.01	7.13	1		1.83		-0.16		—	—	103
Year ended 3-31-2014	15.02	8.75	1		1.83		-0.05		—	—	138
Year ended 3-31-2013(10)	13.87	-1.35	—	*	1.80	(8)	-1.09	(8)	—	—	142	(11)
Class Y Shares
Year ended 3-31-2017	17.27	24.78	21		1.50		-0.14		—	—	59
Year ended 3-31-2016	13.84	-14.48	10		1.47		0.33		—	—	98
Year ended 3-31-2015	16.33	7.41	10		1.50		0.20		1.53	0.17	103
Year ended 3-31-2014	15.33	9.19	11		1.47		0.34		—	—	138
Year ended 3-31-2013	14.13	0.31	5		1.47		0.63		—	—	142

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	235

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EUROPEAN OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$26.29	$0.53	$2.07	$2.60	$(0.36)	$—	$(0.36)
Year ended 3-31-2016	29.19	0.13	(2.93)	(2.80)	(0.10)	—	(0.10)
Year ended 3-31-2015	29.76	0.17	(0.24)	(0.07)	(0.50)	—	(0.50)
Year ended 3-31-2014	24.70	0.32	4.82	5.14	(0.08)	—	(0.08)
Year ended 3-31-2013	22.89	0.07	1.83	1.90	(0.09)	—	(0.09)
Class B Shares(3)
Year ended 3-31-2017	24.31	0.12	2.00	2.12	(0.17)	—	(0.17)
Year ended 3-31-2016	27.21	(0.13)	(2.77)	(2.90)	—	—	—
Year ended 3-31-2015	27.66	(0.14)	(0.22)	(0.36)	(0.09)	—	(0.09)
Year ended 3-31-2014	23.16	0.01	4.49	4.50	—	—	—
Year ended 3-31-2013	21.62	(0.15)	1.69	1.54	—	—	—
Class C Shares
Year ended 3-31-2017	24.89	0.24	2.06	2.30	(0.25)	—	(0.25)
Year ended 3-31-2016	27.73	(0.06)	(2.78)	(2.84)	—	—	—
Year ended 3-31-2015	28.25	(0.02)	(0.21)	(0.23)	(0.29)	—	(0.29)
Year ended 3-31-2014	23.53	0.16	4.56	4.72	—	—	—
Year ended 3-31-2013	21.86	(0.06)	1.73	1.67	—	—	—
Class E Shares(4)
Year ended 3-31-2017	26.46	0.48	2.25	2.73	(0.45)	—	(0.45)
Year ended 3-31-2016	29.36	0.24	(2.98)	(2.74)	(0.16)	—	(0.16)
Year ended 3-31-2015	29.93	0.27	(0.21)	0.06	(0.63)	—	(0.63)
Year ended 3-31-2014	24.84	0.44	4.85	5.29	(0.20)	—	(0.20)
Year ended 3-31-2013	23.02	0.18	1.84	2.02	(0.20)	—	(0.20)
Class I Shares
Year ended 3-31-2017	26.50	0.39	2.37	2.76	(0.48)	—	(0.48)
Year ended 3-31-2016	29.39	0.20	(2.90)	(2.70)	(0.19)	—	(0.19)
Year ended 3-31-2015	29.97	0.32	(0.24)	0.08	(0.66)	—	(0.66)
Year ended 3-31-2014	24.87	0.48	4.85	5.33	(0.23)	—	(0.23)
Year ended 3-31-2013	23.04	0.26	1.81	2.07	(0.24)	—	(0.24)
Class N Shares(5)
Year ended 3-31-2017	26.62	0.59	2.23	2.82	(0.52)	—	(0.52)
Year ended 3-31-2016	29.51	0.31	(2.98)	(2.67)	(0.22)	—	(0.22)
Year ended 3-31-2015(6)	29.18	0.05	0.85	0.90	(0.57)	—	(0.57)
Class R Shares
Year ended 3-31-2017	26.27	0.34	2.23	2.57	(0.34)	—	(0.34)
Year ended 3-31-2016	29.18	0.08	(2.93)	(2.85)	(0.06)	—	(0.06)
Year ended 3-31-2015	29.75	0.12	(0.21)	(0.09)	(0.48)	—	(0.48)
Year ended 3-31-2014	24.70	0.31	4.82	5.13	(0.08)	—	(0.08)
Year ended 3-31-2013(9)	24.16	0.00	0.54	0.54	—	—	—
Class Y Shares
Year ended 3-31-2017	26.46	0.47	2.21	2.68	(0.39)	—	(0.39)
Year ended 3-31-2016	29.38	0.16	(2.95)	(2.79)	(0.13)	—	(0.13)
Year ended 3-31-2015	29.95	0.17	(0.16)	0.01	(0.58)	—	(0.58)
Year ended 3-31-2014	24.86	0.44	4.81	5.25	(0.16)	—	(0.16)
Year ended 3-31-2013	23.04	0.15	1.85	2.00	(0.18)	—	(0.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

236	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$28.53	9.98%	$75		1.71%		2.00%		79%
Year ended 3-31-2016	26.29	-9.62	166		1.64		0.46		91
Year ended 3-31-2015	29.19	-0.13	150		1.70		0.57		172
Year ended 3-31-2014	29.76	20.83	163		1.76		1.17		116
Year ended 3-31-2013	24.70	8.31	162		1.81		0.32		71
Class B Shares(3)
Year ended 3-31-2017	26.26	8.78	1		2.81		0.48		79
Year ended 3-31-2016	24.31	-10.66	1		2.73		-0.50		91
Year ended 3-31-2015	27.21	-1.27	2		2.90		-0.50		172
Year ended 3-31-2014	27.66	19.43	2		2.91		0.04		116
Year ended 3-31-2013	23.16	7.12	3		2.89		-0.68		71
Class C Shares
Year ended 3-31-2017	26.94	9.32	8		2.34		0.94		79
Year ended 3-31-2016	24.89	-10.24	11		2.29		-0.22		91
Year ended 3-31-2015	27.73	-0.75	10		2.35		-0.06		172
Year ended 3-31-2014	28.25	20.06	11		2.37		0.61		116
Year ended 3-31-2013	23.53	7.64	9		2.43		-0.26		71
Class E Shares(4)
Year ended 3-31-2017	28.74	10.42	—	*	1.33		1.79		79
Year ended 3-31-2016	26.46	-9.37	—	*	1.31		0.84		91
Year ended 3-31-2015	29.36	0.30	—	*	1.31		0.92		172
Year ended 3-31-2014	29.93	21.34	—	*	1.33		1.62		116
Year ended 3-31-2013	24.84	8.83	—	*	1.31		0.79		71
Class I Shares
Year ended 3-31-2017	28.78	10.54	92		1.22		1.44		79
Year ended 3-31-2016	26.50	-9.24	43		1.18		0.72		91
Year ended 3-31-2015	29.39	0.38	27		1.21		1.09		172
Year ended 3-31-2014	29.97	21.50	31		1.19		1.76		116
Year ended 3-31-2013	24.87	8.96	37		1.18		1.13		71
Class N Shares(5)
Year ended 3-31-2017	28.92	10.71	1		1.06		2.17		79
Year ended 3-31-2016	26.62	-9.11	2		1.04		1.07		91
Year ended 3-31-2015(6)	29.51	3.20	2		1.08	(7)	0.26	(7)	172	(8)
Class R Shares
Year ended 3-31-2017	28.50	9.88	1		1.81		1.29		79
Year ended 3-31-2016	26.27	-9.77	—	*	1.79		0.28		91
Year ended 3-31-2015	29.18	-0.21	—	*	1.81		0.42		172
Year ended 3-31-2014	29.75	20.73	—	*	1.79		1.15		116
Year ended 3-31-2013(9)	24.70	2.28	—	*	1.74	(7)	0.02	(7)	71	(10)
Class Y Shares
Year ended 3-31-2017	28.75	10.24	1		1.50		1.74		79
Year ended 3-31-2016	26.46	-9.52	1		1.47		0.57		91
Year ended 3-31-2015	29.38	0.15	2		1.47		0.58		172
Year ended 3-31-2014	29.95	21.17	3		1.46		1.57		116
Year ended 3-31-2013	24.86	8.71	1		1.42		0.66		71

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	237

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$9.17	$0.34	$0.37	$0.71	$(0.20)	$—	$(0.20)
Year ended 3-31-2016	9.59	0.34	(0.49)	(0.15)	(0.27)	—	(0.27)
Year ended 3-31-2015	10.06	0.34	(0.49)	(0.15)	(0.32)	—	(0.32)
Year ended 3-31-2014	10.26	0.35	(0.19)	0.16	(0.34)	(0.02)	(0.36)
Year ended 3-31-2013	10.20	0.40	0.11	0.51	(0.42)	(0.03)	(0.45)
Class B Shares(4)
Year ended 3-31-2017	9.16	0.26	0.38	0.64	(0.13)	—	(0.13)
Year ended 3-31-2016	9.58	0.27	(0.49)	(0.22)	(0.20)	—	(0.20)
Year ended 3-31-2015	10.06	0.26	(0.49)	(0.23)	(0.25)	—	(0.25)
Year ended 3-31-2014	10.25	0.27	(0.18)	0.09	(0.26)	(0.02)	(0.28)
Year ended 3-31-2013	10.19	0.32	0.11	0.43	(0.34)	(0.03)	(0.37)
Class C Shares
Year ended 3-31-2017	9.16	0.26	0.39	0.65	(0.13)	—	(0.13)
Year ended 3-31-2016	9.59	0.27	(0.50)	(0.23)	(0.20)	—	(0.20)
Year ended 3-31-2015	10.06	0.26	(0.48)	(0.22)	(0.25)	—	(0.25)
Year ended 3-31-2014	10.25	0.27	(0.18)	0.09	(0.26)	(0.02)	(0.28)
Year ended 3-31-2013	10.19	0.32	0.11	0.43	(0.34)	(0.03)	(0.37)
Class I Shares
Year ended 3-31-2017	9.16	0.34	0.40	0.74	(0.22)	—	(0.22)
Year ended 3-31-2016	9.59	0.36	(0.49)	(0.13)	(0.30)	—	(0.30)
Year ended 3-31-2015	10.06	0.36	(0.48)	(0.12)	(0.35)	—	(0.35)
Year ended 3-31-2014	10.25	0.37	(0.18)	0.19	(0.36)	(0.02)	(0.38)
Year ended 3-31-2013	10.19	0.42	0.11	0.53	(0.44)	(0.03)	(0.47)
Class N Shares(5)
Year ended 3-31-2017	9.17	0.33	0.40	0.73	(0.22)	—	(0.22)
Year ended 3-31-2016	9.59	0.36	(0.48)	(0.12)	(0.30)	—	(0.30)
Year ended 3-31-2015(6)	10.15	0.24	(0.56)	(0.32)	(0.24)	—	(0.24)
Class R Shares
Year ended 3-31-2017	9.15	0.27	0.39	0.66	(0.15)	—	(0.15)
Year ended 3-31-2016	9.57	0.29	(0.48)	(0.19)	(0.23)	—	(0.23)
Year ended 3-31-2015	10.05	0.29	(0.49)	(0.20)	(0.28)	—	(0.28)
Year ended 3-31-2014	10.24	0.29	(0.18)	0.11	(0.28)	(0.02)	(0.30)
Year ended 3-31-2013(9)	10.17	0.09	0.04	0.13	(0.06)	—	(0.06)
Class Y Shares
Year ended 3-31-2017	9.17	0.33	0.38	0.71	(0.20)	—	(0.20)
Year ended 3-31-2016	9.59	0.34	(0.49)	(0.15)	(0.27)	—	(0.27)
Year ended 3-31-2015	10.07	0.34	(0.50)	(0.16)	(0.32)	—	(0.32)
Year ended 3-31-2014	10.26	0.34	(0.18)	0.16	(0.33)	(0.02)	(0.35)
Year ended 3-31-2013	10.20	0.40	0.11	0.51	(0.42)	(0.03)	(0.45)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

238	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$9.68	7.81%	$47		0.99%		3.63%		1.33%	3.29%	20%
Year ended 3-31-2016	9.17	-1.54	133		0.99		3.60		1.29	3.30	14
Year ended 3-31-2015	9.59	-1.54	177		0.99		3.39		1.22	3.16	26
Year ended 3-31-2014	10.06	1.65	187		0.99		3.43		1.25	3.17	21
Year ended 3-31-2013	10.26	5.12	174		0.99		3.92		1.24	3.67	26
Class B Shares(4)
Year ended 3-31-2017	9.67	7.01	3		1.74		2.73		2.15	2.32	20
Year ended 3-31-2016	9.16	-2.29	3		1.74		2.84		2.16	2.42	14
Year ended 3-31-2015	9.58	-2.36	5		1.74		2.64		2.10	2.28	26
Year ended 3-31-2014	10.06	0.90	6		1.74		2.67		2.10	2.31	21
Year ended 3-31-2013	10.25	4.34	7		1.74		3.17		2.15	2.76	26
Class C Shares
Year ended 3-31-2017	9.68	7.13	16		1.74		2.72		1.95	2.51	20
Year ended 3-31-2016	9.16	-2.39	20		1.74		2.85		1.91	2.68	14
Year ended 3-31-2015	9.59	-2.26	31		1.74		2.64		1.87	2.51	26
Year ended 3-31-2014	10.06	0.90	33		1.74		2.67		1.88	2.53	21
Year ended 3-31-2013	10.25	4.34	44		1.74		3.18		1.90	3.02	26
Class I Shares
Year ended 3-31-2017	9.68	8.19	88		0.74		3.54		0.95	3.33	20
Year ended 3-31-2016	9.16	-1.39	23		0.74		3.85		0.90	3.69	14
Year ended 3-31-2015	9.59	-1.29	53		0.74		3.65		0.87	3.52	26
Year ended 3-31-2014	10.06	1.91	58		0.74		3.67		0.89	3.52	21
Year ended 3-31-2013	10.25	5.39	59		0.74		4.13		0.89	3.97	26
Class N Shares(5)
Year ended 3-31-2017	9.68	8.06	3		0.75		3.50		0.78	3.47	20
Year ended 3-31-2016	9.17	-1.30	—	*	0.76		3.84		0.76	3.84	14
Year ended 3-31-2015(6)	9.59	-3.23	—	*	0.70	(7)	3.62	(7)	—	—	26	(8)
Class R Shares
Year ended 3-31-2017	9.66	7.29	1		1.50		2.90		1.53	2.87	20
Year ended 3-31-2016	9.15	-2.02	—	*	1.49		3.11		1.49	3.11	14
Year ended 3-31-2015	9.57	-2.10	—	*	1.46		2.90		—	—	26
Year ended 3-31-2014	10.05	1.14	—	*	1.48		2.93		—	—	21
Year ended 3-31-2013(9)	10.24	1.30	—	*	1.45	(7)	3.10	(7)	—	—	26	(10)
Class Y Shares
Year ended 3-31-2017	9.68	7.81	3		0.99		3.43		1.18	3.24	20
Year ended 3-31-2016	9.17	-1.54	3		0.99		3.58		1.16	3.41	14
Year ended 3-31-2015	9.59	-1.63	5		0.99		3.40		1.12	3.27	26
Year ended 3-31-2014	10.07	1.65	8		0.99		3.42		1.13	3.28	21
Year ended 3-31-2013	10.26	5.12	5		0.99		3.94		1.14	3.78	26

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	239

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL EQUITY INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$11.88	$0.53	$0.50	$1.03	$(0.43)	$—	$(0.43)
Year ended 3-31-2016	13.32	0.40	(1.09)	(0.69)	(0.39)	(0.36)	(0.75)
Year ended 3-31-2015	13.27	0.39	0.36	0.75	(0.44)	(0.26)	(0.70)
Year ended 3-31-2014	11.82	0.57	1.44	2.01	(0.46)	(0.10)	(0.56)
Year ended 3-31-2013(4)	10.00	0.35	1.84	2.19	(0.28)	(0.09)	(0.37)
Class B Shares(6)
Year ended 3-31-2017	11.87	0.35	0.60	0.95	(0.35)	—	(0.35)
Year ended 3-31-2016	13.31	0.32	(1.09)	(0.77)	(0.31)	(0.36)	(0.67)
Year ended 3-31-2015	13.27	0.32	0.34	0.66	(0.36)	(0.26)	(0.62)
Year ended 3-31-2014	11.81	0.47	1.46	1.93	(0.37)	(0.10)	(0.47)
Year ended 3-31-2013(4)	10.00	0.27	1.85	2.12	(0.22)	(0.09)	(0.31)
Class C Shares
Year ended 3-31-2017	11.87	0.36	0.59	0.95	(0.35)	—	(0.35)
Year ended 3-31-2016	13.31	0.31	(1.08)	(0.77)	(0.31)	(0.36)	(0.67)
Year ended 3-31-2015	13.27	0.30	0.36	0.66	(0.36)	(0.26)	(0.62)
Year ended 3-31-2014	11.81	0.50	1.44	1.94	(0.38)	(0.10)	(0.48)
Year ended 3-31-2013(4)	10.00	0.27	1.85	2.12	(0.22)	(0.09)	(0.31)
Class I Shares
Year ended 3-31-2017	11.88	0.39	0.68	1.07	(0.47)	—	(0.47)
Year ended 3-31-2016	13.33	0.45	(1.10)	(0.65)	(0.44)	(0.36)	(0.80)
Year ended 3-31-2015	13.28	0.43	0.37	0.80	(0.49)	(0.26)	(0.75)
Year ended 3-31-2014	11.82	0.61	1.46	2.07	(0.51)	(0.10)	(0.61)
Year ended 3-31-2013(4)	10.00	0.37	1.85	2.22	(0.31)	(0.09)	(0.40)
Class N Shares(7)
Year ended 3-31-2017	11.89	0.48	0.61	1.09	(0.49)	—	(0.49)
Year ended 3-31-2016	13.33	0.47	(1.09)	(0.62)	(0.46)	(0.36)	(0.82)
Year ended 3-31-2015(8)	13.37	0.25	0.27	0.52	(0.30)	(0.26)	(0.56)
Class R Shares
Year ended 3-31-2017	11.88	0.39	0.61	1.00	(0.40)	—	(0.40)
Year ended 3-31-2016	13.32	0.37	(1.09)	(0.72)	(0.36)	(0.36)	(0.72)
Year ended 3-31-2015	13.28	0.36	0.35	0.71	(0.41)	(0.26)	(0.67)
Year ended 3-31-2014	11.82	0.52	1.46	1.98	(0.42)	(0.10)	(0.52)
Year ended 3-31-2013(10)	11.28	0.11	0.46	0.57	(0.03)	—	(0.03)
Class Y Shares
Year ended 3-31-2017	11.87	0.44	0.61	1.05	(0.44)	—	(0.44)
Year ended 3-31-2016	13.32	0.42	(1.10)	(0.68)	(0.41)	(0.36)	(0.77)
Year ended 3-31-2015	13.28	0.41	0.35	0.76	(0.46)	(0.26)	(0.72)
Year ended 3-31-2014	11.82	0.58	1.46	2.04	(0.48)	(0.10)	(0.58)
Year ended 3-31-2013(4)	10.00	0.34	1.86	2.20	(0.29)	(0.09)	(0.38)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from June 4, 2012 (commencement of operations of the class) through March 31, 2013.

(5)	Annualized.

(6)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(7)	Effective March 3, 2017 Class R6 has been renamed Class N.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(10)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

240	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$12.48	8.87%	$70		1.30%		4.45%		1.38%		4.37%		103%
Year ended 3-31-2016	11.88	-5.22	248		1.30		3.19		1.36		3.13		73
Year ended 3-31-2015	13.32	5.84	253		1.30		2.94		1.38		2.86		137
Year ended 3-31-2014	13.27	17.46	184		1.30		4.51		1.48		4.33		98
Year ended 3-31-2013(4)	11.82	22.15	59		1.29	(5)	3.82	(5)	1.68	(5)	3.43	(5)	73
Class B Shares(6)
Year ended 3-31-2017	12.47	8.17	2		1.95		2.88		—		—		103
Year ended 3-31-2016	11.87	-5.84	2		1.94		2.56		—		—		73
Year ended 3-31-2015	13.31	5.08	2		1.98		2.40		—		—		137
Year ended 3-31-2014	13.27	16.68	2		2.04		3.73		2.05		3.72		98
Year ended 3-31-2013(4)	11.81	22.41	1		2.01	(5)	2.89	(5)	2.21	(5)	2.69	(5)	73
Class C Shares
Year ended 3-31-2017	12.47	8.17	12		1.95		2.95		—		—		103
Year ended 3-31-2016	11.87	-5.83	14		1.93		2.51		—		—		73
Year ended 3-31-2015	13.31	5.10	13		1.95		2.28		—		—		137
Year ended 3-31-2014	13.27	16.75	8		1.99		3.91		2.04		3.86		98
Year ended 3-31-2013(4)	11.81	21.46	4		1.95	(5)	2.95	(5)	2.15	(5)	2.75	(5)	73
Class I Shares
Year ended 3-31-2017	12.48	9.26	250		0.94		3.18		0.96		3.16		103
Year ended 3-31-2016	11.88	-4.96	20		0.94		3.57		0.95		3.56		73
Year ended 3-31-2015	13.33	6.22	22		0.94		3.21		0.98		3.17		137
Year ended 3-31-2014	13.28	17.97	15		0.94		4.86		1.06		4.74		98
Year ended 3-31-2013(4)	11.82	22.47	12		0.94	(5)	3.95	(5)	1.29	(5)	3.60	(5)	73
Class N Shares(7)
Year ended 3-31-2017	12.49	9.39	1		0.81		3.99		—		—		103
Year ended 3-31-2016	11.89	-4.74	1		0.81		3.73		—		—		73
Year ended 3-31-2015(8)	13.33	4.05	1		0.83	(5)	2.94	(5)	—		—		137	(9)
Class R Shares
Year ended 3-31-2017	12.48	8.58	—	*	1.56		3.23		—		—		103
Year ended 3-31-2016	11.88	-5.46	—	*	1.56		2.96		—		—		73
Year ended 3-31-2015	13.32	5.47	—	*	1.58		2.75		—		—		137
Year ended 3-31-2014	13.28	17.11	—	*	1.65		4.11		1.66		4.10		98
Year ended 3-31-2013(10)	11.82	5.05	—	*	1.67	(5)	3.36	(5)	1.87	(5)	3.16	(5)	73	(11)
Class Y Shares
Year ended 3-31-2017	12.48	9.08	4		1.19		3.67		1.21		3.65		103
Year ended 3-31-2016	11.87	-5.15	4		1.19		3.32		1.22		3.29		73
Year ended 3-31-2015	13.32	5.88	5		1.19		3.11		1.23		3.07		137
Year ended 3-31-2014	13.28	17.68	4		1.19		4.60		1.31		4.48		98
Year ended 3-31-2013(4)	11.82	22.25	4		1.18	(5)	3.70	(5)	1.54	(5)	3.34	(5)	73

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	241

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$39.23	$0.04	$3.40	$3.44	$—	$—	$—
Year ended 3-31-2016	42.75	(0.09)	(2.49)	(2.58)	(0.04)	(0.90)	(0.94)
Year ended 3-31-2015	41.15	0.19	1.95	2.14	(0.03)	(0.51)	(0.54)
Year ended 3-31-2014	35.50	0.19	5.92	6.11	(0.46)	—	(0.46)
Year ended 3-31-2013	33.45	0.27	2.07	2.34	(0.29)	—	(0.29)
Class B Shares(3)
Year ended 3-31-2017	34.07	(0.45)	3.00	2.55	—	—	—
Year ended 3-31-2016	37.61	(0.44)	(2.20)	(2.64)	—	(0.90)	(0.90)
Year ended 3-31-2015	36.59	(0.15)	1.68	1.53	—	(0.51)	(0.51)
Year ended 3-31-2014	31.63	(0.16)	5.25	5.09	(0.13)	—	(0.13)
Year ended 3-31-2013	29.88	(0.05)	1.84	1.79	(0.04)	—	(0.04)
Class C Shares
Year ended 3-31-2017	34.26	(0.29)	3.01	2.72	—	—	—
Year ended 3-31-2016	37.68	(0.34)	(2.18)	(2.52)	—	(0.90)	(0.90)
Year ended 3-31-2015	36.57	(0.09)	1.71	1.62	—	(0.51)	(0.51)
Year ended 3-31-2014	31.61	(0.08)	5.22	5.14	(0.18)	—	(0.18)
Year ended 3-31-2013	29.85	(0.02)	1.83	1.81	(0.05)	—	(0.05)
Class E Shares
Year ended 3-31-2017	39.38	0.07	3.49	3.56	—	—	—
Year ended 3-31-2016	42.83	0.02	(2.50)	(2.48)	(0.07)	(0.90)	(0.97)
Year ended 3-31-2015	41.19	0.31	1.94	2.25	(0.10)	(0.51)	(0.61)
Year ended 3-31-2014	35.53	0.32	5.89	6.21	(0.55)	—	(0.55)
Year ended 3-31-2013	33.52	0.35	2.07	2.42	(0.41)	—	(0.41)
Class I Shares
Year ended 3-31-2017	39.81	0.04	3.59	3.63	—	—	—
Year ended 3-31-2016	43.24	0.05	(2.49)	(2.44)	(0.09)	(0.90)	(0.99)
Year ended 3-31-2015	41.57	0.35	1.96	2.31	(0.13)	(0.51)	(0.64)
Year ended 3-31-2014	35.85	0.40	5.92	6.32	(0.60)	—	(0.60)
Year ended 3-31-2013	33.84	0.33	2.16	2.49	(0.48)	—	(0.48)
Class N Shares(4)
Year ended 3-31-2017	39.92	0.10	3.62	3.72	—	—	—
Year ended 3-31-2016	43.32	0.13	(2.52)	(2.39)	(0.11)	(0.90)	(1.01)
Year ended 3-31-2015(5)	42.56	0.15	1.22	1.37	(0.10)	(0.51)	(0.61)
Class R Shares
Year ended 3-31-2017	39.08	(0.14)	3.47	3.33	—	—	—
Year ended 3-31-2016	42.64	(0.20)	(2.46)	(2.66)	—	(0.90)	(0.90)
Year ended 3-31-2015	41.11	0.01	2.03	2.04	—	(0.51)	(0.51)
Year ended 3-31-2014	35.48	0.13	5.88	6.01	(0.38)	—	(0.38)
Year ended 3-31-2013(8)	34.77	0.01	0.70	0.71	—	—	—
Class Y Shares
Year ended 3-31-2017	39.37	0.00 *	3.49	3.49	—	—	—
Year ended 3-31-2016	42.86	(0.05)	(2.49)	(2.54)	(0.05)	(0.90)	(0.95)
Year ended 3-31-2015	41.23	0.24	1.96	2.20	(0.06)	(0.51)	(0.57)
Year ended 3-31-2014	35.57	0.30	5.87	6.17	(0.51)	—	(0.51)
Year ended 3-31-2013	33.54	0.27	2.10	2.37	(0.34)	—	(0.34)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(9)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

242	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$42.67	8.77%	$115		1.48%		0.11%		66%
Year ended 3-31-2016	39.23	-6.12	375		1.47		-0.22		51
Year ended 3-31-2015	42.75	5.26	409		1.45		0.47		61
Year ended 3-31-2014	41.15	17.26	340		1.49		0.50		46
Year ended 3-31-2013	35.50	7.04	198		1.48		0.80		40
Class B Shares(3)
Year ended 3-31-2017	36.62	7.48	2		2.67		-1.30		66
Year ended 3-31-2016	34.07	-7.12	3		2.52		-1.22		51
Year ended 3-31-2015	37.61	4.25	4		2.43		-0.40		61
Year ended 3-31-2014	36.59	16.13	5		2.47		-0.46		46
Year ended 3-31-2013	31.63	5.95	4		2.47		-0.16		40
Class C Shares
Year ended 3-31-2017	36.98	7.94	25		2.21		-0.84		66
Year ended 3-31-2016	34.26	-6.79	25		2.22		-0.96		51
Year ended 3-31-2015	37.68	4.51	26		2.21		-0.25		61
Year ended 3-31-2014	36.57	16.30	28		2.31		-0.23		46
Year ended 3-31-2013	31.61	6.03	24		2.39		-0.07		40
Class E Shares
Year ended 3-31-2017	42.94	9.04	—	*	1.21		0.17		66
Year ended 3-31-2016	39.38	-5.87	—	*	1.20		0.05		51
Year ended 3-31-2015	42.83	5.55	—	*	1.21		0.74		61
Year ended 3-31-2014	41.19	17.58	—	*	1.22		0.84		46
Year ended 3-31-2013	35.53	7.27	—	*	1.25		1.04		40
Class I Shares
Year ended 3-31-2017	43.44	9.12	270		1.11		0.10		66
Year ended 3-31-2016	39.81	-5.73	78		1.09		0.13		51
Year ended 3-31-2015	43.24	5.66	77		1.09		0.84		61
Year ended 3-31-2014	41.57	17.73	66		1.11		1.02		46
Year ended 3-31-2013	35.85	7.38	48		1.13		0.96		40
Class N Shares(4)
Year ended 3-31-2017	43.64	9.32	7		0.95		0.24		66
Year ended 3-31-2016	39.92	-5.61	3		0.94		0.31		51
Year ended 3-31-2015(5)	43.32	3.31	3		0.95	(6)	0.55	(6)	61	(7)
Class R Shares
Year ended 3-31-2017	42.41	8.52	2		1.69		-0.35		66
Year ended 3-31-2016	39.08	-6.32	2		1.68		-0.50		51
Year ended 3-31-2015	42.64	5.03	1		1.69		0.02		61
Year ended 3-31-2014	41.11	17.01	—	*	1.70		0.33		46
Year ended 3-31-2013(8)	35.48	2.04	—	*	1.70	(6)	0.15	(6)	40	(9)
Class Y Shares
Year ended 3-31-2017	42.86	8.86	14		1.36		—	*	66
Year ended 3-31-2016	39.37	-6.00	17		1.36		-0.13		51
Year ended 3-31-2015	42.86	5.40	11		1.35		0.57		61
Year ended 3-31-2014	41.23	17.38	11		1.38		0.79		46
Year ended 3-31-2013	35.57	7.14	13		1.39		0.81		40

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	243

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL INCOME ALLOCATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$13.96	$0.64	$0.88	$1.52	$(0.55)	$—	$(0.55)
Year ended 3-31-2016	15.42	0.59	(1.46)	(0.87)	(0.59)	—	(0.59)
Year ended 3-31-2015	15.58	0.62	(0.18)	0.44	(0.60)	—	(0.60)
Year ended 3-31-2014	14.79	0.68	0.70	1.38	(0.59)	—	(0.59)
Year ended 3-31-2013	14.52	0.62	0.33	0.95	(0.68)	—	(0.68)
Class B Shares(4)
Year ended 3-31-2017	13.72	0.45	0.92	1.37	(0.43)	—	(0.43)
Year ended 3-31-2016	15.15	0.46	(1.43)	(0.97)	(0.46)	—	(0.46)
Year ended 3-31-2015	15.32	0.48	(0.18)	0.30	(0.47)	—	(0.47)
Year ended 3-31-2014	14.55	0.52	0.70	1.22	(0.45)	—	(0.45)
Year ended 3-31-2013	14.29	0.48	0.32	0.80	(0.54)	—	(0.54)
Class C Shares
Year ended 3-31-2017	13.80	0.48	0.94	1.42	(0.47)	—	(0.47)
Year ended 3-31-2016	15.24	0.49	(1.43)	(0.94)	(0.50)	—	(0.50)
Year ended 3-31-2015	15.41	0.51	(0.18)	0.33	(0.50)	—	(0.50)
Year ended 3-31-2014	14.64	0.57	0.70	1.27	(0.50)	—	(0.50)
Year ended 3-31-2013	14.38	0.52	0.32	0.84	(0.58)	—	(0.58)
Class E Shares
Year ended 3-31-2017	13.97	0.55	0.97	1.52	(0.55)	—	(0.55)
Year ended 3-31-2016	15.42	0.58	(1.45)	(0.87)	(0.58)	—	(0.58)
Year ended 3-31-2015	15.58	0.62	(0.19)	0.43	(0.59)	—	(0.59)
Year ended 3-31-2014	14.79	0.68	0.70	1.38	(0.59)	—	(0.59)
Year ended 3-31-2013	14.52	0.62	0.33	0.95	(0.68)	—	(0.68)
Class I Shares
Year ended 3-31-2017	14.08	0.57	1.01	1.58	(0.60)	—	(0.60)
Year ended 3-31-2016	15.54	0.64	(1.46)	(0.82)	(0.64)	—	(0.64)
Year ended 3-31-2015	15.70	0.67	(0.17)	0.50	(0.66)	—	(0.66)
Year ended 3-31-2014	14.90	0.74	0.71	1.45	(0.65)	—	(0.65)
Year ended 3-31-2013	14.62	0.70	0.32	1.02	(0.74)	—	(0.74)
Class N Shares(5)
Year ended 3-31-2017	14.09	0.65	0.95	1.60	(0.62)	—	(0.62)
Year ended 3-31-2016	15.55	0.67	(1.47)	(0.80)	(0.66)	—	(0.66)
Year ended 3-31-2015(6)	15.95	0.45	(0.40)	0.05	(0.45)	—	(0.45)
Class R Shares
Year ended 3-31-2017	13.96	0.52	0.97	1.49	(0.52)	—	(0.52)
Year ended 3-31-2016	15.41	0.56	(1.46)	(0.90)	(0.55)	—	(0.55)
Year ended 3-31-2015	15.57	0.59	(0.18)	0.41	(0.57)	—	(0.57)
Year ended 3-31-2014	14.79	0.64	0.70	1.34	(0.56)	—	(0.56)
Year ended 3-31-2013(9)	14.37	0.15	0.32	0.47	(0.05)	—	(0.05)
Class Y Shares
Year ended 3-31-2017	14.02	0.58	0.97	1.55	(0.57)	—	(0.57)
Year ended 3-31-2016	15.48	0.63	(1.49)	(0.86)	(0.60)	—	(0.60)
Year ended 3-31-2015	15.64	0.67	(0.21)	0.46	(0.62)	—	(0.62)
Year ended 3-31-2014	14.85	0.71	0.70	1.41	(0.62)	—	(0.62)
Year ended 3-31-2013	14.57	0.62	0.36	0.98	(0.70)	—	(0.70)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

244	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$14.93	11.19%	$212		1.28%		4.50%		—%		—%		70%
Year ended 3-31-2016	13.96	-5.74	623		1.28		4.09		—		—		53
Year ended 3-31-2015	15.42	2.87	653		1.29		4.00		—		—		69
Year ended 3-31-2014	15.58	9.60	494		1.35		4.52		1.35		4.52		92
Year ended 3-31-2013	14.79	6.84	308		1.35		4.38		1.51		4.22		109
Class B Shares(4)
Year ended 3-31-2017	14.66	10.23	4		2.15		3.17		—		—		70
Year ended 3-31-2016	13.72	-6.51	4		2.17		3.24		—		—		53
Year ended 3-31-2015	15.15	1.95	5		2.18		3.12		—		—		69
Year ended 3-31-2014	15.32	8.53	6		2.27		3.54		—		—		92
Year ended 3-31-2013	14.55	5.90	7		2.31		3.48		2.54		3.25		109
Class C Shares
Year ended 3-31-2017	14.75	10.50	48		1.90		3.41		—		—		70
Year ended 3-31-2016	13.80	-6.26	52		1.90		3.45		—		—		53
Year ended 3-31-2015	15.24	2.18	50		1.91		3.34		—		—		69
Year ended 3-31-2014	15.41	8.86	28		1.99		3.82		1.99		3.82		92
Year ended 3-31-2013	14.64	6.13	25		2.02		3.70		2.12		3.60		109
Class E Shares
Year ended 3-31-2017	14.94	11.13	3		1.33		3.86		1.56		3.63		70
Year ended 3-31-2016	13.97	-5.73	3		1.33		4.03		1.60		3.76		53
Year ended 3-31-2015	15.42	2.82	3		1.33		3.97		1.61		3.69		69
Year ended 3-31-2014	15.58	9.56	3		1.33		4.51		1.70		4.14		92
Year ended 3-31-2013	14.79	6.94	2		1.33		4.42		2.03		3.72		109
Class I Shares
Year ended 3-31-2017	15.06	11.54	454		0.94		3.90		—		—		70
Year ended 3-31-2016	14.08	-5.35	62		0.92		4.39		—		—		53
Year ended 3-31-2015	15.54	3.22	48		0.92		4.28		—		—		69
Year ended 3-31-2014	15.70	10.07	39		0.93		4.90		0.94		4.89		92
Year ended 3-31-2013	14.90	7.33	30		0.91		4.98		1.03		4.86		109
Class N Shares(5)
Year ended 3-31-2017	15.07	11.70	2		0.78		4.48		—		—		70
Year ended 3-31-2016	14.09	-5.21	2		0.78		4.58		—		—		53
Year ended 3-31-2015(6)	15.55	0.36	2		0.78	(7)	4.40	(7)	—		—		69	(8)
Class R Shares
Year ended 3-31-2017	14.93	10.92	—	*	1.52		3.62		—		—		70
Year ended 3-31-2016	13.96	-5.90	—	*	1.52		3.87		—		—		53
Year ended 3-31-2015	15.41	2.64	—	*	1.51		3.80		—		—		69
Year ended 3-31-2014	15.57	9.32	—	*	1.55		4.28		—		—		92
Year ended 3-31-2013(9)	14.79	3.30	—	*	1.52	(7)	3.73	(7)	1.53	(7)	3.72	(7)	109	(10)
Class Y Shares
Year ended 3-31-2017	15.00	11.33	3		1.17		4.02		1.18		4.01		70
Year ended 3-31-2016	14.02	-5.61	2		1.17		4.28		1.18		4.27		53
Year ended 3-31-2015	15.48	2.97	3		1.17		4.29		1.18		4.28		69
Year ended 3-31-2014	15.64	9.77	7		1.17		4.68		1.19		4.66		92
Year ended 3-31-2013	14.85	7.08	5		1.17		4.40		1.29		4.28		109

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	245

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GOVERNMENT MONEY MARKET FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2017	$1.00	$0.00	*	$0.00	*	$0.00	*	$—	*	$—	*	$—	*
Year ended 3-31-2016	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2015	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Class B Shares(4)
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2015	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Class C Shares
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2015	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Class E Shares
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2015	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	*	0.00		0.00	*	—	*	—		—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

246	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 3-31-2017	$1.00	0.03%	$184	0.60%	0.03%	0.63%	0.00%
Year ended 3-31-2016	1.00	0.02	167	0.30	0.02	0.61	-0.29
Year ended 3-31-2015	1.00	0.02	119	0.17	0.02	0.68	-0.49
Year ended 3-31-2014	1.00	0.02	137	0.20	0.02	0.69	-0.47
Year ended 3-31-2013	1.00	0.02	128	0.31	0.02	0.67	-0.34
Class B Shares(4)
Year ended 3-31-2017	1.00	0.01	5	0.61	0.02	1.71	-1.08
Year ended 3-31-2016	1.00	0.02	6	0.30	0.02	1.65	-1.33
Year ended 3-31-2015	1.00	0.02	4	0.17	0.02	1.73	-1.54
Year ended 3-31-2014	1.00	0.02	7	0.20	0.02	1.74	-1.52
Year ended 3-31-2013	1.00	0.02	8	0.31	0.02	1.70	-1.37
Class C Shares
Year ended 3-31-2017	1.00	0.01	29	0.61	0.02	1.61	-0.98
Year ended 3-31-2016	1.00	0.02	44	0.30	0.02	1.57	-1.25
Year ended 3-31-2015	1.00	0.02	32	0.17	0.02	1.62	-1.43
Year ended 3-31-2014	1.00	0.02	34	0.20	0.02	1.63	-1.41
Year ended 3-31-2013	1.00	0.02	35	0.31	0.02	1.65	-1.32
Class E Shares
Year ended 3-31-2017	1.00	0.01	6	0.61	0.02	0.70	-0.07
Year ended 3-31-2016	1.00	0.02	7	0.29	0.02	0.68	-0.37
Year ended 3-31-2015	1.00	0.02	6	0.17	0.02	0.74	-0.55
Year ended 3-31-2014	1.00	0.02	6	0.20	0.02	0.73	-0.51
Year ended 3-31-2013	1.00	0.02	5	0.31	0.02	0.75	-0.42

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	247

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$6.91	$0.55	$0.68	$1.23	$(0.54)	$—	$(0.54)
Year ended 3-31-2016	8.09	0.58	(1.19)	(0.61)	(0.57)	—	(0.57)
Year ended 3-31-2015	8.75	0.57	(0.52)	0.05	(0.57)	(0.14)	(0.71)
Year ended 3-31-2014	8.72	0.58	0.18	0.76	(0.60)	(0.13)	(0.73)
Year ended 3-31-2013	8.30	0.63	0.52	1.15	(0.63)	(0.10)	(0.73)
Class B Shares(4)
Year ended 3-31-2017	6.91	0.49	0.68	1.17	(0.48)	—	(0.48)
Year ended 3-31-2016	8.09	0.53	(1.19)	(0.66)	(0.52)	—	(0.52)
Year ended 3-31-2015	8.75	0.51	(0.52)	(0.01)	(0.51)	(0.14)	(0.65)
Year ended 3-31-2014	8.72	0.52	0.17	0.69	(0.53)	(0.13)	(0.66)
Year ended 3-31-2013	8.30	0.57	0.52	1.09	(0.57)	(0.10)	(0.67)
Class C Shares
Year ended 3-31-2017	6.91	0.50	0.68	1.18	(0.49)	—	(0.49)
Year ended 3-31-2016	8.09	0.53	(1.19)	(0.66)	(0.52)	—	(0.52)
Year ended 3-31-2015	8.75	0.51	(0.52)	(0.01)	(0.51)	(0.14)	(0.65)
Year ended 3-31-2014	8.72	0.52	0.18	0.70	(0.54)	(0.13)	(0.67)
Year ended 3-31-2013	8.30	0.57	0.52	1.09	(0.57)	(0.10)	(0.67)
Class E Shares
Year ended 3-31-2017	6.91	0.53	0.68	1.21	(0.52)	—	(0.52)
Year ended 3-31-2016	8.09	0.56	(1.19)	(0.63)	(0.55)	—	(0.55)
Year ended 3-31-2015	8.75	0.54	(0.51)	0.03	(0.55)	(0.14)	(0.69)
Year ended 3-31-2014	8.72	0.55	0.17	0.72	(0.56)	(0.13)	(0.69)
Year ended 3-31-2013	8.30	0.59	0.52	1.11	(0.59)	(0.10)	(0.69)
Class I Shares
Year ended 3-31-2017	6.91	0.56	0.69	1.25	(0.56)	—	(0.56)
Year ended 3-31-2016	8.09	0.60	(1.19)	(0.59)	(0.59)	—	(0.59)
Year ended 3-31-2015	8.75	0.59	(0.52)	0.07	(0.59)	(0.14)	(0.73)
Year ended 3-31-2014	8.72	0.60	0.18	0.78	(0.62)	(0.13)	(0.75)
Year ended 3-31-2013	8.30	0.65	0.52	1.17	(0.65)	(0.10)	(0.75)
Class N Shares(5)
Year ended 3-31-2017	6.91	0.59	0.67	1.26	(0.57)	—	(0.57)
Year ended 3-31-2016	8.09	0.60	(1.18)	(0.58)	(0.60)	—	(0.60)
Year ended 3-31-2015(6)	8.63	0.40	(0.40)	0.00 *	(0.40)	(0.14)	(0.54)
Class R Shares
Year ended 3-31-2017	6.91	0.52	0.68	1.20	(0.51)	—	(0.51)
Year ended 3-31-2016	8.09	0.55	(1.19)	(0.64)	(0.54)	—	(0.54)
Year ended 3-31-2015	8.75	0.54	(0.52)	0.02	(0.54)	(0.14)	(0.68)
Year ended 3-31-2014	8.72	0.52	0.21	0.73	(0.57)	(0.13)	(0.70)
Year ended 3-31-2013(9)	8.54	0.16	0.17	0.33	(0.15)	—	(0.15)
Class Y Shares
Year ended 3-31-2017	6.91	0.55	0.68	1.23	(0.54)	—	(0.54)
Year ended 3-31-2016	8.09	0.58	(1.19)	(0.61)	(0.57)	—	(0.57)
Year ended 3-31-2015	8.75	0.57	(0.52)	0.05	(0.57)	(0.14)	(0.71)
Year ended 3-31-2014	8.72	0.58	0.18	0.76	(0.60)	(0.13)	(0.73)
Year ended 3-31-2013	8.30	0.63	0.52	1.15	(0.63)	(0.10)	(0.73)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

248	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$7.60	18.34%	$1,250		0.97%		7.51%		—%	—%	35%
Year ended 3-31-2016	6.91	-7.75	1,865		0.96		7.71		—	—	29
Year ended 3-31-2015	8.09	0.62	2,920		0.94		6.70		—	—	44
Year ended 3-31-2014	8.75	9.09	4,151		0.93		6.68		—	—	75
Year ended 3-31-2013	8.72	14.50	3,080		0.93		7.42		—	—	68
Class B Shares(4)
Year ended 3-31-2017	7.60	17.46	79		1.72		6.72		—	—	35
Year ended 3-31-2016	6.91	-8.43	84		1.70		6.98		—	—	29
Year ended 3-31-2015	8.09	-0.13	133		1.67		5.98		—	—	44
Year ended 3-31-2014	8.75	8.28	165		1.68		5.96		—	—	75
Year ended 3-31-2013	8.72	13.64	152		1.69		6.65		—	—	68
Class C Shares
Year ended 3-31-2017	7.60	17.51	970		1.67		6.77		—	—	35
Year ended 3-31-2016	6.91	-8.40	1,025		1.66		7.02		—	—	29
Year ended 3-31-2015	8.09	-0.07	1,618		1.64		6.02		—	—	44
Year ended 3-31-2014	8.75	8.32	1,919		1.64		5.98		—	—	75
Year ended 3-31-2013	8.72	13.71	1,501		1.64		6.70		—	—	68
Class E Shares
Year ended 3-31-2017	7.60	18.08	10		1.19		7.22		1.28	7.13	35
Year ended 3-31-2016	6.91	-8.01	8		1.23		7.47		1.30	7.40	29
Year ended 3-31-2015	8.09	0.30	10		1.26		6.42		—	—	44
Year ended 3-31-2014	8.75	8.69	10		1.27		6.34		—	—	75
Year ended 3-31-2013	8.72	13.96	8		1.36		6.99		1.38	6.97	68
Class I Shares
Year ended 3-31-2017	7.60	18.64	1,737		0.71		7.69		—	—	35
Year ended 3-31-2016	6.91	-7.52	1,266		0.70		7.94		—	—	29
Year ended 3-31-2015	8.09	0.88	2,523		0.69		6.91		—	—	44
Year ended 3-31-2014	8.75	9.36	4,075		0.69		6.90		—	—	75
Year ended 3-31-2013	8.72	14.77	2,513		0.70		7.64		—	—	68
Class N Shares(5)
Year ended 3-31-2017	7.60	18.83	34		0.56		8.04		—	—	35
Year ended 3-31-2016	6.91	-7.35	55		0.56		8.36		—	—	29
Year ended 3-31-2015(6)	8.09	0.13	13		0.54	(7)	7.47	(7)	—	—	44	(8)
Class R Shares
Year ended 3-31-2017	7.60	17.94	70		1.31		7.05		—	—	35
Year ended 3-31-2016	6.91	-8.07	62		1.30		7.44		—	—	29
Year ended 3-31-2015	8.09	0.31	58		1.29		6.45		—	—	44
Year ended 3-31-2014	8.75	8.71	30		1.28		6.00		—	—	75
Year ended 3-31-2013(9)	8.72	3.94	—	*	1.27	(7)	6.61	(7)	—	—	68	(10)
Class Y Shares
Year ended 3-31-2017	7.60	18.33	396		0.96		7.46		—	—	35
Year ended 3-31-2016	6.91	-7.76	406		0.95		7.69		0.95	7.69	29
Year ended 3-31-2015	8.09	0.64	740		0.94		6.69		0.95	6.68	44
Year ended 3-31-2014	8.75	9.09	1,129		0.93		6.67		0.94	6.66	75
Year ended 3-31-2013	8.72	14.50	835		0.93		7.41		0.95	7.39	68

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	249

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY INTERNATIONAL CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$15.97	$0.30	$1.96	$2.26	$(0.26)	$—	$(0.26)
Year ended 3-31-2016	17.88	0.20	(1.97)	(1.77)	(0.14)	—	(0.14)
Year ended 3-31-2015	19.04	0.19	0.67	0.86	(0.23)	(1.79)	(2.02)
Year ended 3-31-2014	15.98	0.18	3.24	3.42	(0.35)	(0.01)	(0.36)
Year ended 3-31-2013	15.26	0.21	0.73	0.94	(0.22)	—	(0.22)
Class B Shares(4)
Year ended 3-31-2017	14.24	0.07	1.80	1.87	(0.13)	—	(0.13)
Year ended 3-31-2016	15.97	0.05	(1.76)	(1.71)	(0.02)	—	(0.02)
Year ended 3-31-2015	17.23	0.03	0.59	0.62	(0.09)	(1.79)	(1.88)
Year ended 3-31-2014	14.49	0.04	2.93	2.97	(0.22)	(0.01)	(0.23)
Year ended 3-31-2013	13.86	0.07	0.66	0.73	(0.10)	—	(0.10)
Class C Shares
Year ended 3-31-2017	14.27	0.11	1.81	1.92	(0.17)	—	(0.17)
Year ended 3-31-2016	16.00	0.06	(1.75)	(1.69)	(0.04)	—	(0.04)
Year ended 3-31-2015	17.25	0.05	0.61	0.66	(0.12)	(1.79)	(1.91)
Year ended 3-31-2014	14.51	0.07	2.93	3.00	(0.25)	(0.01)	(0.26)
Year ended 3-31-2013	13.88	0.11	0.65	0.76	(0.13)	—	(0.13)
Class E Shares
Year ended 3-31-2017	16.08	0.22	2.04	2.26	(0.25)	—	(0.25)
Year ended 3-31-2016	17.99	0.17	(1.97)	(1.80)	(0.11)	—	(0.11)
Year ended 3-31-2015	19.14	0.16	0.68	0.84	(0.20)	(1.79)	(1.99)
Year ended 3-31-2014	16.07	0.16	3.25	3.41	(0.33)	(0.01)	(0.34)
Year ended 3-31-2013	15.33	0.20	0.75	0.95	(0.21)	—	(0.21)
Class I Shares
Year ended 3-31-2017	16.07	0.26	2.06	2.32	(0.32)	—	(0.32)
Year ended 3-31-2016	17.99	0.24	(1.97)	(1.73)	(0.19)	—	(0.19)
Year ended 3-31-2015	19.15	0.25	0.68	0.93	(0.30)	(1.79)	(2.09)
Year ended 3-31-2014	16.07	0.25	3.25	3.50	(0.41)	(0.01)	(0.42)
Year ended 3-31-2013	15.33	0.27	0.75	1.02	(0.28)	—	(0.28)
Class N Shares(5)
Year ended 3-31-2017	16.11	0.29	2.07	2.36	(0.34)	—	(0.34)
Year ended 3-31-2016	18.04	0.23	(1.94)	(1.71)	(0.22)	—	(0.22)
Year ended 3-31-2015(6)	20.09	0.13	(0.12)	0.01	(0.27)	(1.79)	(2.06)
Class R Shares
Year ended 3-31-2017	15.97	0.17	2.04	2.21	(0.22)	—	(0.22)
Year ended 3-31-2016	17.87	0.13	(1.94)	(1.81)	(0.09)	—	(0.09)
Year ended 3-31-2015	19.03	0.10	0.71	0.81	(0.18)	(1.79)	(1.97)
Year ended 3-31-2014	15.98	0.11	3.26	3.37	(0.31)	(0.01)	(0.32)
Year ended 3-31-2013(9)	15.40	0.04	0.54	0.58	—	—	—
Class Y Shares
Year ended 3-31-2017	16.08	0.26	2.02	2.28	(0.27)	—	(0.27)
Year ended 3-31-2016	18.00	0.21	(1.98)	(1.77)	(0.15)	—	(0.15)
Year ended 3-31-2015	19.16	0.18	0.70	0.88	(0.25)	(1.79)	(2.04)
Year ended 3-31-2014	16.08	0.21	3.25	3.46	(0.37)	(0.01)	(0.38)
Year ended 3-31-2013	15.35	0.24	0.73	0.97	(0.24)	—	(0.24)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

250	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$17.97	14.31%	$564		1.29%		1.78%		—%	—%	80%
Year ended 3-31-2016	15.97	-9.95	1,532		1.31		1.15		—	—	62
Year ended 3-31-2015	17.88	4.98	1,383		1.35		0.99		—	—	87
Year ended 3-31-2014	19.04	21.42	1,028		1.40		1.01		—	—	87
Year ended 3-31-2013	15.98	6.30	694		1.46		1.43		—	—	81
Class B Shares(4)
Year ended 3-31-2017	15.98	13.20	9		2.22		0.45		—	—	80
Year ended 3-31-2016	14.24	-10.70	10		2.20		0.31		—	—	62
Year ended 3-31-2015	15.97	4.02	13		2.20		0.17		—	—	87
Year ended 3-31-2014	17.23	20.47	13		2.22		0.26		—	—	87
Year ended 3-31-2013	14.49	5.37	12		2.35		0.56		—	—	81
Class C Shares
Year ended 3-31-2017	16.02	13.51	220		1.97		0.72		—	—	80
Year ended 3-31-2016	14.27	-10.54	253		1.98		0.40		—	—	62
Year ended 3-31-2015	16.00	4.25	168		2.02		0.32		—	—	87
Year ended 3-31-2014	17.25	20.64	117		2.07		0.40		—	—	87
Year ended 3-31-2013	14.51	5.61	98		2.10		0.81		—	—	81
Class E Shares
Year ended 3-31-2017	18.09	14.20	6		1.31		1.31		1.61	1.01	80
Year ended 3-31-2016	16.08	-10.05	5		1.45		1.01		1.69	0.77	62
Year ended 3-31-2015	17.99	4.82	5		1.53		0.84		1.74	0.63	87
Year ended 3-31-2014	19.14	21.32	4		1.53		0.90		1.85	0.58	87
Year ended 3-31-2013	16.07	6.27	3		1.52		1.36		2.05	0.83	81
Class I Shares
Year ended 3-31-2017	18.07	14.58	3,168		0.97		1.52		—	—	80
Year ended 3-31-2016	16.07	-9.63	1,885		0.98		1.44		—	—	62
Year ended 3-31-2015	17.99	5.32	1,347		1.02		1.30		—	—	87
Year ended 3-31-2014	19.15	21.93	802		1.04		1.39		—	—	87
Year ended 3-31-2013	16.07	6.75	572		1.05		1.80		—	—	81
Class N Shares(5)
Year ended 3-31-2017	18.13	14.83	484		0.82		1.72		—	—	80
Year ended 3-31-2016	16.11	-9.52	289		0.83		1.40		—	—	62
Year ended 3-31-2015(6)	18.04	0.48	21		0.86	(7)	1.10	(7)	—	—	87	(8)
Class R Shares
Year ended 3-31-2017	17.96	13.95	56		1.56		1.00		—	—	80
Year ended 3-31-2016	15.97	-10.15	36		1.58		0.80		—	—	62
Year ended 3-31-2015	17.87	4.70	19		1.61		0.54		—	—	87
Year ended 3-31-2014	19.03	21.19	5		1.64		0.61		—	—	87
Year ended 3-31-2013(9)	15.98	3.77	—	*	1.62	(7)	0.96	(7)	—	—	81	(10)
Class Y Shares
Year ended 3-31-2017	18.09	14.34	416		1.24		1.56		—	—	80
Year ended 3-31-2016	16.08	-9.88	572		1.25		1.24		—	—	62
Year ended 3-31-2015	18.00	5.04	526		1.27		0.95		—	—	87
Year ended 3-31-2014	19.16	21.63	153		1.29		1.20		—	—	87
Year ended 3-31-2013	16.08	6.42	148		1.31		1.62		—	—	81

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	251

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$17.66	$0.00 *	$2.42	$2.42	$—	$(0.91)	$(0.91)
Year ended 3-31-2016	19.19	(0.03)	(0.32)	(0.35)	—	(1.18)	(1.18)
Year ended 3-31-2015	17.59	(0.04)	3.03	2.99	—	(1.39)	(1.39)
Year ended 3-31-2014	15.87	0.01	3.75	3.76	—	(2.04)	(2.04)
Year ended 3-31-2013	15.14	0.03	0.73	0.76	(0.03)	—	(0.03)
Class B Shares(4)
Year ended 3-31-2017	14.22	(0.14)	1.92	1.78	—	(0.91)	(0.91)
Year ended 3-31-2016	15.82	(0.16)	(0.26)	(0.42)	—	(1.18)	(1.18)
Year ended 3-31-2015	14.84	(0.16)	2.53	2.37	—	(1.39)	(1.39)
Year ended 3-31-2014	13.73	(0.12)	3.21	3.09	—	(1.98)	(1.98)
Year ended 3-31-2013	13.20	(0.10)	0.63	0.53	—	—	—
Class C Shares
Year ended 3-31-2017	15.19	(0.11)	2.05	1.94	—	(0.91)	(0.91)
Year ended 3-31-2016	16.78	(0.14)	(0.27)	(0.41)	—	(1.18)	(1.18)
Year ended 3-31-2015	15.64	(0.15)	2.68	2.53	—	(1.39)	(1.39)
Year ended 3-31-2014	14.36	(0.11)	3.37	3.26	—	(1.98)	(1.98)
Year ended 3-31-2013	13.78	(0.08)	0.66	0.58	—	—	—
Class E Shares
Year ended 3-31-2017	17.64	0.00 *	2.42	2.42	—	(0.91)	(0.91)
Year ended 3-31-2016	19.17	(0.03)	(0.32)	(0.35)	—	(1.18)	(1.18)
Year ended 3-31-2015	17.57	(0.04)	3.03	2.99	—	(1.39)	(1.39)
Year ended 3-31-2014	15.86	0.01	3.74	3.75	—	(2.04)	(2.04)
Year ended 3-31-2013	15.13	0.03	0.73	0.76	(0.03)	—	(0.03)
Class I Shares
Year ended 3-31-2017	18.41	0.05	2.53	2.58	—	(0.91)	(0.91)
Year ended 3-31-2016	19.90	0.02	(0.33)	(0.31)	—	(1.18)	(1.18)
Year ended 3-31-2015	18.15	0.01	3.13	3.14	—	(1.39)	(1.39)
Year ended 3-31-2014	16.31	0.06	3.85	3.91	(0.03)	(2.04)	(2.07)
Year ended 3-31-2013	15.54	0.07	0.76	0.83	(0.06)	—	(0.06)
Class N Shares(5)
Year ended 3-31-2017	18.47	0.07	2.55	2.62	—	(0.91)	(0.91)
Year ended 3-31-2016	19.93	0.05	(0.33)	(0.28)	—	(1.18)	(1.18)
Year ended 3-31-2015(6)	18.91	0.02	2.39	2.41	—	(1.39)	(1.39)
Class R Shares
Year ended 3-31-2017	17.16	(0.06)	2.35	2.29	—	(0.91)	(0.91)
Year ended 3-31-2016	18.74	(0.09)	(0.31)	(0.40)	—	(1.18)	(1.18)
Year ended 3-31-2015	17.25	(0.09)	2.97	2.88	—	(1.39)	(1.39)
Year ended 3-31-2014	15.62	(0.04)	3.67	3.63	—	(2.00)	(2.00)
Year ended 3-31-2013	14.92	(0.02)	0.72	0.70	—	—	—
Class Y Shares
Year ended 3-31-2017	18.04	0.00 *	2.50	2.50	—	(0.91)	(0.91)
Year ended 3-31-2016	19.57	(0.01)	(0.34)	(0.35)	—	(1.18)	(1.18)
Year ended 3-31-2015	17.89	(0.02)	3.09	3.07	—	(1.39)	(1.39)
Year ended 3-31-2014	16.11	0.03	3.80	3.83	(0.01)	(2.04)	(2.05)
Year ended 3-31-2013	15.36	0.05	0.74	0.79	(0.04)	—	(0.04)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

252	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$19.17	14.12%	$487	1.15%		0.01%		1.19%	-0.03%	43%
Year ended 3-31-2016	17.66	-2.08	1,197	1.15		-0.15		1.16	-0.16	38
Year ended 3-31-2015	19.19	17.45	1,093	1.15		-0.20		1.17	-0.22	36
Year ended 3-31-2014	17.59	24.21	1,090	1.15		0.07		1.19	0.03	50
Year ended 3-31-2013	15.87	5.03	994	1.15		0.22		1.22	0.15	73
Class B Shares(4)
Year ended 3-31-2017	15.09	13.01	10	2.08		-0.94		—	—	43
Year ended 3-31-2016	14.22	-2.98	11	2.07		-1.07		—	—	38
Year ended 3-31-2015	15.82	16.49	12	2.01		-1.06		—	—	36
Year ended 3-31-2014	14.84	23.08	11	2.06		-0.84		—	—	50
Year ended 3-31-2013	13.73	4.02	11	2.15		-0.78		2.18	-0.81	73
Class C Shares
Year ended 3-31-2017	16.22	13.24	97	1.87		-0.73		—	—	43
Year ended 3-31-2016	15.19	-2.74	107	1.86		-0.85		—	—	38
Year ended 3-31-2015	16.78	16.67	94	1.86		-0.92		—	—	36
Year ended 3-31-2014	15.64	23.17	78	1.90		-0.68		—	—	50
Year ended 3-31-2013	14.36	4.28	71	1.93		-0.57		—	—	73
Class E Shares
Year ended 3-31-2017	19.15	14.14	13	1.15		-0.01		1.36	-0.22	43
Year ended 3-31-2016	17.64	-2.08	12	1.15		-0.14		1.35	-0.34	38
Year ended 3-31-2015	19.17	17.47	9	1.15		-0.21		1.39	-0.45	36
Year ended 3-31-2014	17.57	24.16	7	1.15		0.06		1.46	-0.25	50
Year ended 3-31-2013	15.86	5.03	6	1.15		0.21		1.59	-0.24	73
Class I Shares
Year ended 3-31-2017	20.08	14.42	961	0.88		0.24		0.88	0.24	43
Year ended 3-31-2016	18.41	-1.79	272	0.88		0.11		—	—	38
Year ended 3-31-2015	19.90	17.75	318	0.88		0.04		—	—	36
Year ended 3-31-2014	18.15	24.52	118	0.88		0.34		0.88	0.34	50
Year ended 3-31-2013	16.31	5.36	142	0.88		0.45		0.89	0.45	73
Class N Shares(5)
Year ended 3-31-2017	20.18	14.59	1	0.72		0.39		—	—	43
Year ended 3-31-2016	18.47	-1.64	7	0.73		0.28		—	—	38
Year ended 3-31-2015(6)	19.93	13.18	6	0.72	(7)	0.17	(7)	—	—	36	(8)
Class R Shares
Year ended 3-31-2017	18.54	13.77	21	1.47		-0.33		—	—	43
Year ended 3-31-2016	17.16	-2.39	22	1.47		-0.48		—	—	38
Year ended 3-31-2015	18.74	17.16	26	1.47		-0.52		—	—	36
Year ended 3-31-2014	17.25	23.75	31	1.47		-0.26		—	—	50
Year ended 3-31-2013	15.62	4.69	28	1.48		-0.11		—	—	73
Class Y Shares
Year ended 3-31-2017	19.63	14.27	35	1.06		0.02		1.12	-0.04	43
Year ended 3-31-2016	18.04	-2.03	125	1.06		-0.07		1.11	-0.12	38
Year ended 3-31-2015	19.57	17.62	132	1.06		-0.11		1.12	-0.17	36
Year ended 3-31-2014	17.89	24.30	131	1.06		0.16		1.13	0.09	50
Year ended 3-31-2013	16.11	5.09	126	1.06		0.31		1.13	0.23	73

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	253

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LIMITED-TERM BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$10.87	$0.17	$(0.06)	$0.11	$(0.18)	$—	$(0.18)
Year ended 3-31-2016	10.92	0.15	(0.05)	0.10	(0.15)	—	(0.15)
Year ended 3-31-2015	10.90	0.15	0.02	0.17	(0.15)	—	(0.15)
Year ended 3-31-2014	11.20	0.14	(0.23)	(0.09)	(0.15)	(0.06)	(0.21)
Year ended 3-31-2013	11.16	0.17	0.08	0.25	(0.18)	(0.03)	(0.21)
Class B Shares(4)
Year ended 3-31-2017	10.87	0.08	(0.07)	0.01	(0.08)	—	(0.08)
Year ended 3-31-2016	10.92	0.06	(0.05)	0.01	(0.06)	—	(0.06)
Year ended 3-31-2015	10.90	0.06	0.02	0.08	(0.06)	—	(0.06)
Year ended 3-31-2014	11.20	0.05	(0.23)	(0.18)	(0.06)	(0.06)	(0.12)
Year ended 3-31-2013	11.16	0.07	0.09	0.16	(0.09)	(0.03)	(0.12)
Class C Shares
Year ended 3-31-2017	10.87	0.09	(0.06)	0.03	(0.10)	—	(0.10)
Year ended 3-31-2016	10.92	0.07	(0.05)	0.02	(0.07)	—	(0.07)
Year ended 3-31-2015	10.90	0.07	0.02	0.09	(0.07)	—	(0.07)
Year ended 3-31-2014	11.20	0.06	(0.23)	(0.17)	(0.07)	(0.06)	(0.13)
Year ended 3-31-2013	11.16	0.08	0.09	0.17	(0.10)	(0.03)	(0.13)
Class E Shares
Year ended 3-31-2017	10.87	0.16	(0.06)	0.10	(0.17)	—	(0.17)
Year ended 3-31-2016	10.92	0.13	(0.04)	0.09	(0.14)	—	(0.14)
Year ended 3-31-2015	10.90	0.13	0.03	0.16	(0.14)	—	(0.14)
Year ended 3-31-2014	11.20	0.13	(0.23)	(0.10)	(0.14)	(0.06)	(0.20)
Year ended 3-31-2013	11.16	0.15	0.09	0.24	(0.17)	(0.03)	(0.20)
Class I Shares
Year ended 3-31-2017	10.87	0.19	(0.06)	0.13	(0.20)	—	(0.20)
Year ended 3-31-2016	10.92	0.17	(0.04)	0.13	(0.18)	—	(0.18)
Year ended 3-31-2015	10.90	0.17	0.03	0.20	(0.18)	—	(0.18)
Year ended 3-31-2014	11.20	0.17	(0.23)	(0.06)	(0.18)	(0.06)	(0.24)
Year ended 3-31-2013	11.16	0.19	0.09	0.28	(0.21)	(0.03)	(0.24)
Class N Shares(5)
Year ended 3-31-2017	10.87	0.21	(0.06)	0.15	(0.22)	—	(0.22)
Year ended 3-31-2016	10.92	0.19	(0.05)	0.14	(0.19)	—	(0.19)
Year ended 3-31-2015(6)	10.91	0.13	0.01	0.14	(0.13)	—	(0.13)
Class R Shares
Year ended 3-31-2017	10.87	0.13	(0.06)	0.07	(0.14)	—	(0.14)
Year ended 3-31-2016	10.92	0.11	(0.05)	0.06	(0.11)	—	(0.11)
Year ended 3-31-2015	10.90	0.11	0.03	0.14	(0.12)	—	(0.12)
Year ended 3-31-2014	11.20	0.11	(0.23)	(0.12)	(0.12)	(0.06)	(0.18)
Year ended 3-31-2013(9)	11.19	0.02	0.02	0.04	(0.03)	—	(0.03)
Class Y Shares
Year ended 3-31-2017	10.87	0.17	(0.06)	0.11	(0.18)	—	(0.18)
Year ended 3-31-2016	10.92	0.15	(0.05)	0.10	(0.15)	—	(0.15)
Year ended 3-31-2015	10.90	0.15	0.02	0.17	(0.15)	—	(0.15)
Year ended 3-31-2014	11.20	0.14	(0.23)	(0.09)	(0.15)	(0.06)	(0.21)
Year ended 3-31-2013	11.16	0.17	0.08	0.25	(0.18)	(0.03)	(0.21)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

254	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$10.80	0.99%	$536		0.88%		1.59%		—%	—%	65%
Year ended 3-31-2016	10.87	0.95	1,589		0.88		1.36		—	—	46
Year ended 3-31-2015	10.92	1.60	1,504		0.88		1.36		—	—	39
Year ended 3-31-2014	10.90	-0.74	1,446		0.89		1.31		—	—	39
Year ended 3-31-2013	11.20	2.29	1,211		0.88		1.48		—	—	55
Class B Shares(4)
Year ended 3-31-2017	10.80	0.12	10		1.74		0.71		—	—	65
Year ended 3-31-2016	10.87	0.12	14		1.71		0.54		—	—	46
Year ended 3-31-2015	10.92	0.75	13		1.72		0.52		—	—	39
Year ended 3-31-2014	10.90	-1.59	19		1.76		0.44		—	—	39
Year ended 3-31-2013	11.20	1.45	25		1.71		0.66		—	—	55
Class C Shares
Year ended 3-31-2017	10.80	0.24	87		1.62		0.83		—	—	65
Year ended 3-31-2016	10.87	0.22	128		1.61		0.63		—	—	46
Year ended 3-31-2015	10.92	0.83	117		1.64		0.60		—	—	39
Year ended 3-31-2014	10.90	-1.47	131		1.63		0.56		—	—	39
Year ended 3-31-2013	11.20	1.54	218		1.61		0.76		—	—	55
Class E Shares
Year ended 3-31-2017	10.80	0.89	5		0.98		1.46		—	—	65
Year ended 3-31-2016	10.87	0.83	4		1.00		1.24		1.03	1.21	46
Year ended 3-31-2015	10.92	1.48	4		1.00		1.24		1.03	1.21	39
Year ended 3-31-2014	10.90	-0.85	3		1.00		1.20		1.02	1.18	39
Year ended 3-31-2013	11.20	2.17	4		1.00		1.35		—	—	55
Class I Shares
Year ended 3-31-2017	10.80	1.23	871		0.64		1.79		—	—	65
Year ended 3-31-2016	10.87	1.20	56		0.64		1.60		—	—	46
Year ended 3-31-2015	10.92	1.86	44		0.63		1.60		—	—	39
Year ended 3-31-2014	10.90	-0.50	49		0.64		1.54		—	—	39
Year ended 3-31-2013	11.20	2.54	117		0.64		1.72		—	—	55
Class N Shares(5)
Year ended 3-31-2017	10.80	1.38	88		0.49		1.94		—	—	65
Year ended 3-31-2016	10.87	1.35	2		0.49		1.76		—	—	46
Year ended 3-31-2015(6)	10.92	1.31	3		0.48	(7)	1.75	(7)	—	—	39	(8)
Class R Shares
Year ended 3-31-2017	10.80	0.62	1		1.24		1.21		—	—	65
Year ended 3-31-2016	10.87	0.59	1		1.24		0.98		—	—	46
Year ended 3-31-2015	10.92	1.24	1		1.23		1.00		—	—	39
Year ended 3-31-2014	10.90	-1.08	—	*	1.24		0.96		—	—	39
Year ended 3-31-2013(9)	11.20	0.41	—	*	1.21	(7)	0.59	(7)	—	—	55	(10)
Class Y Shares
Year ended 3-31-2017	10.80	0.99	16		0.88		1.57		0.89	1.56	65
Year ended 3-31-2016	10.87	0.95	16		0.88		1.35		0.89	1.34	46
Year ended 3-31-2015	10.92	1.59	21		0.88		1.35		0.89	1.34	39
Year ended 3-31-2014	10.90	-0.74	26		0.89		1.30		0.90	1.29	39
Year ended 3-31-2013	11.20	2.29	58		0.88		1.48		0.89	1.47	55

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	255

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$9.46	$0.08	$1.14	$1.22	$(0.10)	$—	$(0.10)
Year ended 3-31-2016	10.52	0.07	(1.06)	(0.99)	(0.07)	—	(0.07)
Year ended 3-31-2015	10.15	0.14	0.37	0.51	(0.14)	—	(0.14)
Year ended 3-31-2014	8.98	0.11	1.17	1.28	(0.11)	—	(0.11)
Year ended 3-31-2013	8.70	0.11	0.29	0.40	(0.12)	—	(0.12)
Class B Shares(5)
Year ended 3-31-2017	9.25	0.01	1.13	1.14	(0.04)	—	(0.04)
Year ended 3-31-2016	10.33	(0.02)	(1.06)	(1.08)	— *	—	— *
Year ended 3-31-2015	9.99	0.06	0.36	0.42	(0.08)	—	(0.08)
Year ended 3-31-2014	8.85	0.03	1.17	1.20	(0.06)	—	(0.06)
Year ended 3-31-2013	8.59	0.04	0.29	0.33	(0.07)	—	(0.07)
Class C Shares
Year ended 3-31-2017	9.28	0.02	1.13	1.15	(0.05)	—	(0.05)
Year ended 3-31-2016	10.36	0.00 *	(1.07)	(1.07)	(0.01)	—	(0.01)
Year ended 3-31-2015	10.02	0.07	0.36	0.43	(0.09)	—	(0.09)
Year ended 3-31-2014	8.87	0.04	1.17	1.21	(0.06)	—	(0.06)
Year ended 3-31-2013	8.61	0.04	0.29	0.33	(0.07)	—	(0.07)
Class E Shares(6)
Year ended 3-31-2017	9.47	0.11	1.12	1.23	(0.11)	—	(0.11)
Year ended 3-31-2016	10.53	0.08	(1.06)	(0.98)	(0.08)	—	(0.08)
Year ended 3-31-2015	10.16	0.15	0.37	0.52	(0.15)	—	(0.15)
Year ended 3-31-2014	8.99	0.12	1.17	1.29	(0.12)	—	(0.12)
Year ended 3-31-2013	8.70	0.12	0.30	0.42	(0.13)	—	(0.13)
Class I Shares
Year ended 3-31-2017	9.50	0.16	1.10	1.26	(0.13)	—	(0.13)
Year ended 3-31-2016	10.54	0.13	(1.08)	(0.95)	(0.09)	—	(0.09)
Year ended 3-31-2015	10.17	0.19	0.35	0.54	(0.17)	—	(0.17)
Year ended 3-31-2014	9.01	0.14	1.15	1.29	(0.13)	—	(0.13)
Year ended 3-31-2013	8.73	0.13	0.30	0.43	(0.15)	—	(0.15)
Class R Shares
Year ended 3-31-2017	9.44	0.09	1.11	1.20	(0.09)	—	(0.09)
Year ended 3-31-2016	10.50	0.06	(1.06)	(1.00)	(0.06)	—	(0.06)
Year ended 3-31-2015	10.13	0.13	0.37	0.50	(0.13)	—	(0.13)
Year ended 3-31-2014	8.97	0.10	1.16	1.26	(0.10)	—	(0.10)
Year ended 3-31-2013(7)	8.88	(0.01)	0.10	0.09	—	—	—
Class Y Shares
Year ended 3-31-2017	9.46	0.11	1.12	1.23	(0.11)	—	(0.11)
Year ended 3-31-2016	10.51	0.07	(1.04)	(0.97)	(0.08)	—	(0.08)
Year ended 3-31-2015	10.14	0.17	0.35	0.52	(0.15)	—	(0.15)
Year ended 3-31-2014	8.97	0.13	1.16	1.29	(0.12)	—	(0.12)
Year ended 3-31-2013	8.69	0.12	0.29	0.41	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	Class share is closed to investment.

(7)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

256	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$10.58	13.00%	$73		0.49%		0.88%		0.52%	0.85%	24%
Year ended 3-31-2016	9.46	-9.41	188		0.46		0.71		—	—	37
Year ended 3-31-2015	10.52	5.17	228		0.48		1.36		—	—	4
Year ended 3-31-2014	10.15	14.33	254		0.49		1.16		—	—	21
Year ended 3-31-2013	8.98	4.65	183		0.49		1.32		—	—	21
Class B Shares(5)
Year ended 3-31-2017	10.35	12.39	1		1.40		0.12		1.47	0.05	24
Year ended 3-31-2016	9.25	-10.42	2		1.40		-0.24		1.48	-0.32	37
Year ended 3-31-2015	10.33	4.28	2		1.36		0.60		—	—	4
Year ended 3-31-2014	9.99	13.53	3		1.39		0.28		—	—	21
Year ended 3-31-2013	8.85	3.83	2		1.40		0.44		—	—	21
Class C Shares
Year ended 3-31-2017	10.38	12.44	4		1.27		0.25		—	—	24
Year ended 3-31-2016	9.28	-10.30	5		1.27		-0.04		—	—	37
Year ended 3-31-2015	10.36	4.32	5		1.29		0.73		—	—	4
Year ended 3-31-2014	10.02	13.57	6		1.26		0.43		—	—	21
Year ended 3-31-2013	8.87	4.01	5		1.29		0.53		—	—	21
Class E Shares(6)
Year ended 3-31-2017	10.59	13.07	—	*	0.39		1.16		—	—	24
Year ended 3-31-2016	9.47	-9.36	—	*	0.39		0.79		—	—	37
Year ended 3-31-2015	10.53	5.25	—	*	0.39		1.49		—	—	4
Year ended 3-31-2014	10.16	14.38	—	*	0.40		1.24		—	—	21
Year ended 3-31-2013	8.99	4.86	—	*	0.39		1.44		—	—	21
Class I Shares
Year ended 3-31-2017	10.63	13.32	109		0.16		1.56		0.16	1.56	24
Year ended 3-31-2016	9.50	-9.00	1		0.16		1.28		—	—	37
Year ended 3-31-2015	10.54	5.41	1		0.16		1.82		0.18	1.80	4
Year ended 3-31-2014	10.17	14.41	1		0.16		1.47		—	—	21
Year ended 3-31-2013	9.01	4.97	1		0.16		1.46		—	—	21
Class R Shares
Year ended 3-31-2017	10.55	12.78	1		0.66		0.94		—	—	24
Year ended 3-31-2016	9.44	-9.55	1		0.64		0.55		—	—	37
Year ended 3-31-2015	10.50	5.07	1		0.63		1.26		—	—	4
Year ended 3-31-2014	10.13	14.12	1		0.63		1.01		—	—	21
Year ended 3-31-2013(7)	8.97	1.01	—	*	0.72	(8)	-0.55	(8)	—	—	21	(9)
Class Y Shares
Year ended 3-31-2017	10.58	13.10	1		0.38		1.15		0.42	1.11	24
Year ended 3-31-2016	9.46	-9.28	1		0.38		0.68		0.40	0.66	37
Year ended 3-31-2015	10.51	5.26	2		0.38		1.63		0.47	1.54	4
Year ended 3-31-2014	10.14	14.42	2		0.40		1.33		—	—	21
Year ended 3-31-2013	8.97	4.77	1		0.38		1.42		—	—	21

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	257

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MICRO CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$18.14	$(0.29)	$6.14	$5.85	$—	$(0.32)	$(0.32)
Year ended 3-31-2016	24.73	(0.32)	(5.37)	(5.69)	—	(0.90)	(0.90)
Year ended 3-31-2015	27.31	(0.36)	(0.82)	(1.18)	—	(1.40)	(1.40)
Year ended 3-31-2014	20.45	(0.36)	8.65	8.29	—	(1.43)	(1.43)
Year ended 3-31-2013	19.27	(0.25)	1.43	1.18	—	—	—
Class B Shares(3)
Year ended 3-31-2017	17.20	(0.47)	5.80	5.33	—	(0.32)	(0.32)
Year ended 3-31-2016	23.70	(0.49)	(5.11)	(5.60)	—	(0.90)	(0.90)
Year ended 3-31-2015	26.23	(0.56)	(0.79)	(1.35)	—	(1.18)	(1.18)
Year ended 3-31-2014	19.86	(0.57)	8.36	7.79	—	(1.42)	(1.42)
Year ended 3-31-2013	18.93	(0.44)	1.37	0.93	—	—	—
Class C Shares
Year ended 3-31-2017	17.45	(0.45)	5.90	5.45	—	(0.32)	(0.32)
Year ended 3-31-2016	24.00	(0.47)	(5.18)	(5.65)	—	(0.90)	(0.90)
Year ended 3-31-2015	26.56	(0.53)	(0.80)	(1.33)	—	(1.23)	(1.23)
Year ended 3-31-2014	20.05	(0.52)	8.45	7.93	—	(1.42)	(1.42)
Year ended 3-31-2013	19.04	(0.38)	1.39	1.01	—	—	—
Class I Shares
Year ended 3-31-2017	18.53	(0.23)	6.30	6.07	—	(0.32)	(0.32)
Year ended 3-31-2016	25.12	(0.22)	(5.47)	(5.69)	—	(0.90)	(0.90)
Year ended 3-31-2015	27.65	(0.27)	(0.83)	(1.10)	—	(1.43)	(1.43)
Year ended 3-31-2014	20.65	(0.26)	8.75	8.49	—	(1.49)	(1.49)
Year ended 3-31-2013	19.37	(0.17)	1.45	1.28	—	—	—
Class N Shares(4)
Year ended 3-31-2017	18.61	(0.18)	6.32	6.14	—	(0.32)	(0.32)
Year ended 3-31-2016	25.19	(0.19)	(5.49)	(5.68)	—	(0.90)	(0.90)
Year ended 3-31-2015(5)	23.73	(0.15)	3.01	2.86	—	(1.40)	(1.40)
Class R Shares
Year ended 3-31-2017	18.08	(0.34)	6.13	5.79	—	(0.32)	(0.32)
Year ended 3-31-2016	24.69	(0.35)	(5.36)	(5.71)	—	(0.90)	(0.90)
Year ended 3-31-2015	27.27	(0.41)	(0.81)	(1.22)	—	(1.36)	(1.36)
Year ended 3-31-2014	20.45	(0.40)	8.64	8.24	—	(1.42)	(1.42)
Year ended 3-31-2013(8)	17.77	(0.10)	2.78	2.68	—	—	—
Class Y Shares
Year ended 3-31-2017	18.72	(0.27)	6.34	6.07	—	(0.32)	(0.32)
Year ended 3-31-2016	25.44	(0.28)	(5.54)	(5.82)	—	(0.90)	(0.90)
Year ended 3-31-2015	28.02	(0.33)	(0.84)	(1.17)	—	(1.41)	(1.41)
Year ended 3-31-2014	20.51	(0.33)	9.29	8.96	—	(1.45)	(1.45)
Year ended 3-31-2013	19.29	(0.22)	1.44	1.22	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(9)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

258	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$23.67	32.21%	$82		1.68%		-1.36%		32%
Year ended 3-31-2016	18.14	-23.51	130		1.69		-1.42		84
Year ended 3-31-2015	24.73	-3.91	199		1.64		-1.50		47
Year ended 3-31-2014	27.31	41.32	213		1.64		-1.45		67
Year ended 3-31-2013	20.45	6.12	80		1.78		-1.36		51
Class B Shares(3)
Year ended 3-31-2017	22.21	30.94	2		2.60		-2.28		32
Year ended 3-31-2016	17.20	-24.16	1		2.57		-2.29		84
Year ended 3-31-2015	23.70	-4.80	2		2.54		-2.40		47
Year ended 3-31-2014	26.23	39.96	3		2.59		-2.40		67
Year ended 3-31-2013	19.86	4.97	2		2.90		-2.48		51
Class C Shares
Year ended 3-31-2017	22.58	31.19	7		2.45		-2.14		32
Year ended 3-31-2016	17.45	-24.06	7		2.42		-2.15		84
Year ended 3-31-2015	24.00	-4.63	10		2.39		-2.25		47
Year ended 3-31-2014	26.56	40.28	14		2.35		-2.15		67
Year ended 3-31-2013	20.05	5.36	5		2.55		-2.14		51
Class I Shares
Year ended 3-31-2017	24.28	32.72	71		1.27		-0.99		32
Year ended 3-31-2016	18.53	-23.14	10		1.25		-0.96		84
Year ended 3-31-2015	25.12	-3.56	21		1.24		-1.09		47
Year ended 3-31-2014	27.65	41.90	34		1.23		-1.01		67
Year ended 3-31-2013	20.65	6.66	4		1.31		-0.93		51
Class N Shares(4)
Year ended 3-31-2017	24.43	32.96	2		1.09		-0.79		32
Year ended 3-31-2016	18.61	-23.03	2		1.08		-0.84		84
Year ended 3-31-2015(5)	25.19	12.53	2		1.08	(6)	-0.94	(6)	47	(7)
Class R Shares
Year ended 3-31-2017	23.55	31.99	1		1.85		-1.57		32
Year ended 3-31-2016	18.08	-23.63	1		1.84		-1.58		84
Year ended 3-31-2015	24.69	-4.08	1		1.83		-1.69		47
Year ended 3-31-2014	27.27	41.09	—	*	1.84		-1.66		67
Year ended 3-31-2013(8)	20.45	15.08	—	*	1.89	(6)	-1.84	(6)	51	(9)
Class Y Shares
Year ended 3-31-2017	24.47	32.39	1		1.51		-1.20		32
Year ended 3-31-2016	18.72	-23.36	1		1.50		-1.21		84
Year ended 3-31-2015	25.44	-3.77	2		1.49		-1.34		47
Year ended 3-31-2014	28.02	44.49	3		1.50		-1.30		67
Year ended 3-31-2013	20.51	6.32	1		1.60		-1.21		51

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	259

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$18.96	$(0.08)	$2.71	$2.63	$—	$(0.78)	$(0.78)
Year ended 3-31-2016	23.43	(0.06)	(2.33)	(2.39)	—	(2.08)	(2.08)
Year ended 3-31-2015	23.45	(0.12)	2.49	2.37	—	(2.39)	(2.39)
Year ended 3-31-2014	20.22	(0.14)	4.17	4.03	—	(0.80)	(0.80)
Year ended 3-31-2013	18.62	(0.09)	1.80	1.71	—	(0.11)	(0.11)
Class B Shares(4)
Year ended 3-31-2017	15.76	(0.20)	2.24	2.04	—	(0.78)	(0.78)
Year ended 3-31-2016	19.84	(0.19)	(1.96)	(2.15)	—	(1.93)	(1.93)
Year ended 3-31-2015	20.30	(0.25)	2.13	1.88	—	(2.34)	(2.34)
Year ended 3-31-2014	17.66	(0.27)	3.61	3.34	—	(0.70)	(0.70)
Year ended 3-31-2013	16.42	(0.23)	1.58	1.35	—	(0.11)	(0.11)
Class C Shares
Year ended 3-31-2017	16.69	(0.20)	2.38	2.18	—	(0.78)	(0.78)
Year ended 3-31-2016	20.88	(0.19)	(2.07)	(2.26)	—	(1.93)	(1.93)
Year ended 3-31-2015	21.24	(0.26)	2.25	1.99	—	(2.35)	(2.35)
Year ended 3-31-2014	18.44	(0.26)	3.77	3.51	—	(0.71)	(0.71)
Year ended 3-31-2013	17.11	(0.21)	1.65	1.44	—	(0.11)	(0.11)
Class E Shares
Year ended 3-31-2017	18.54	(0.09)	2.67	2.58	—	(0.78)	(0.78)
Year ended 3-31-2016	22.92	(0.08)	(2.29)	(2.37)	—	(2.01)	(2.01)
Year ended 3-31-2015	23.02	(0.19)	2.46	2.27	—	(2.37)	(2.37)
Year ended 3-31-2014	19.90	(0.20)	4.09	3.89	—	(0.77)	(0.77)
Year ended 3-31-2013	18.37	(0.14)	1.78	1.64	—	(0.11)	(0.11)
Class I Shares
Year ended 3-31-2017	20.15	(0.03)	2.89	2.86	—	(0.78)	(0.78)
Year ended 3-31-2016	24.77	0.00 *	(2.46)	(2.46)	—	(2.16)	(2.16)
Year ended 3-31-2015	24.60	(0.05)	2.63	2.58	—	(2.41)	(2.41)
Year ended 3-31-2014	21.17	(0.07)	4.36	4.29	—	(0.86)	(0.86)
Year ended 3-31-2013	19.43	(0.04)	1.89	1.85	—	(0.11)	(0.11)
Class N Shares(5)
Year ended 3-31-2017	20.22	0.00 *	2.91	2.91	—	(0.78)	(0.78)
Year ended 3-31-2016	24.81	0.05	(2.48)	(2.43)	—	(2.16)	(2.16)
Year ended 3-31-2015(6)	24.38	(0.02)	2.84	2.82	—	(2.39)	(2.39)
Class R Shares
Year ended 3-31-2017	18.65	(0.14)	2.67	2.53	—	(0.78)	(0.78)
Year ended 3-31-2016	23.08	(0.13)	(2.29)	(2.42)	—	(2.01)	(2.01)
Year ended 3-31-2015	23.18	(0.18)	2.45	2.27	—	(2.37)	(2.37)
Year ended 3-31-2014	20.02	(0.19)	4.12	3.93	—	(0.77)	(0.77)
Year ended 3-31-2013	18.49	(0.15)	1.79	1.64	—	(0.11)	(0.11)
Class Y Shares
Year ended 3-31-2017	19.69	(0.08)	2.83	2.75	—	(0.78)	(0.78)
Year ended 3-31-2016	24.26	(0.06)	(2.41)	(2.47)	—	(2.10)	(2.10)
Year ended 3-31-2015	24.18	(0.11)	2.58	2.47	—	(2.39)	(2.39)
Year ended 3-31-2014	20.83	(0.12)	4.30	4.18	—	(0.83)	(0.83)
Year ended 3-31-2013	19.17	(0.09)	1.86	1.77	—	(0.11)	(0.11)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

260	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$20.81	13.99%	$428	1.31%		-0.39%		1.35%	-0.43%	14%
Year ended 3-31-2016	18.96	-10.27	787	1.29		-0.30		—	—	38
Year ended 3-31-2015	23.43	10.73	1,025	1.28		-0.50		1.29	-0.51	35
Year ended 3-31-2014	23.45	20.09	1,558	1.34		-0.63		—	—	43
Year ended 3-31-2013	20.22	9.28	1,160	1.31		-0.52		—	—	32
Class B Shares(4)
Year ended 3-31-2017	17.02	13.07	17	2.10		-1.24		—	—	14
Year ended 3-31-2016	15.76	-10.95	19	2.05		-1.06		—	—	38
Year ended 3-31-2015	19.84	9.94	24	2.05		-1.26		—	—	35
Year ended 3-31-2014	20.30	19.14	26	2.10		-1.39		—	—	43
Year ended 3-31-2013	17.66	8.27	21	2.21		-1.42		—	—	32
Class C Shares
Year ended 3-31-2017	18.09	13.19	213	2.04		-1.16		—	—	14
Year ended 3-31-2016	16.69	-10.92	264	2.01		-1.02		—	—	38
Year ended 3-31-2015	20.88	10.00	343	2.01		-1.22		—	—	35
Year ended 3-31-2014	21.24	19.25	295	2.01		-1.31		—	—	43
Year ended 3-31-2013	18.44	8.46	183	2.07		-1.28		—	—	32
Class E Shares
Year ended 3-31-2017	20.34	14.04	9	1.30		-0.47		1.65	-0.82	14
Year ended 3-31-2016	18.54	-10.41	7	1.41		-0.41		1.63	-0.63	38
Year ended 3-31-2015	22.92	10.46	7	1.60		-0.82		1.63	-0.85	35
Year ended 3-31-2014	23.02	19.75	6	1.60		-0.90		1.71	-1.01	43
Year ended 3-31-2013	19.90	8.97	4	1.60		-0.81		1.90	-1.11	32
Class I Shares
Year ended 3-31-2017	22.23	14.31	1,112	1.04		-0.15		—	—	14
Year ended 3-31-2016	20.15	-10.00	1,423	1.00		-0.01		—	—	38
Year ended 3-31-2015	24.77	11.09	2,933	0.99		-0.19		—	—	35
Year ended 3-31-2014	24.60	20.52	2,098	0.99		-0.28		—	—	43
Year ended 3-31-2013	21.17	9.57	1,316	1.02		-0.24		—	—	32
Class N Shares(5)
Year ended 3-31-2017	22.35	14.51	65	0.87		-0.02		—	—	14
Year ended 3-31-2016	20.22	-9.85	77	0.85		0.24		—	—	38
Year ended 3-31-2015(6)	24.81	12.18	27	0.84	(7)	-0.15	(7)	—	—	35	(8)
Class R Shares
Year ended 3-31-2017	20.40	13.68	55	1.62		-0.75		—	—	14
Year ended 3-31-2016	18.65	-10.55	71	1.60		-0.61		—	—	38
Year ended 3-31-2015	23.08	10.40	96	1.59		-0.80		—	—	35
Year ended 3-31-2014	23.18	19.83	103	1.59		-0.89		—	—	43
Year ended 3-31-2013	20.02	8.92	77	1.62		-0.82		—	—	32
Class Y Shares
Year ended 3-31-2017	21.66	14.08	321	1.26		-0.38		—	—	14
Year ended 3-31-2016	19.69	-10.26	471	1.24		-0.25		—	—	38
Year ended 3-31-2015	24.26	10.82	706	1.23		-0.44		—	—	35
Year ended 3-31-2014	24.18	20.21	694	1.23		-0.53		—	—	43
Year ended 3-31-2013	20.83	9.33	521	1.27		-0.48		—	—	32

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	261

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP INCOME OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2017	$10.93	$0.15	$1.71	$1.86	$(0.11)	$—		$(0.11)
Year ended 3-31-2016	11.10	0.15	(0.15)	0.00 *	(0.15)	(0.02)		(0.17)
Year ended 3-31-2015(4)	10.00	0.10	1.05	1.15	(0.05)	—	*	(0.05)
Class C Shares
Year ended 3-31-2017	10.91	0.07	1.70	1.77	(0.06)	—		(0.06)
Year ended 3-31-2016	11.10	0.08	(0.16)	(0.08)	(0.09)	(0.02)		(0.11)
Year ended 3-31-2015(4)	10.00	0.05	1.07	1.12	(0.02)	—	*	(0.02)
Class E Shares
Year ended 3-31-2017	10.93	0.18	1.70	1.88	(0.13)	—		(0.13)
Year ended 3-31-2016	11.11	0.16	(0.16)	0.00 *	(0.16)	(0.02)		(0.18)
Year ended 3-31-2015(4)	10.00	0.09	1.07	1.16	(0.05)	—	*	(0.05)
Class I Shares
Year ended 3-31-2017	10.94	0.19	1.72	1.91	(0.15)	—		(0.15)
Year ended 3-31-2016	11.11	0.19	(0.16)	0.03	(0.18)	(0.02)		(0.20)
Year ended 3-31-2015(4)	10.00	0.10	1.08	1.18	(0.07)	—	*	(0.07)
Class N Shares(7)
Year ended 3-31-2017	10.94	0.20	1.71	1.91	(0.15)	—		(0.15)
Year ended 3-31-2016	11.11	0.19	(0.16)	0.03	(0.18)	(0.02)		(0.20)
Year ended 3-31-2015(4)	10.00	0.10	1.08	1.18	(0.07)	—	*	(0.07)
Class R Shares
Year ended 3-31-2017	10.92	0.12	1.69	1.81	(0.08)	—		(0.08)
Year ended 3-31-2016	11.10	0.11	(0.16)	(0.05)	(0.11)	(0.02)		(0.13)
Year ended 3-31-2015(4)	10.00	0.06	1.07	1.13	(0.03)	—	*	(0.03)
Class Y Shares
Year ended 3-31-2017	10.93	0.15	1.71	1.86	(0.11)	—		(0.11)
Year ended 3-31-2016	11.11	0.16	(0.17)	(0.01)	(0.15)	(0.02)		(0.17)
Year ended 3-31-2015(4)	10.00	0.09	1.07	1.16	(0.05)	—	*	(0.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2014 (commencement of operations of the class) through March 31, 2015.

(5)	Annualized

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(7)	Effective March 3, 2017 Class R6 has been renamed Class N.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.31%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.16%.

(10)	Ratio of expenses to average net assets excluding offering cost was 2.03%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.88%.

(12)	Ratio of expenses to average net assets excluding offering cost was 1.26%.

(13)	Ratio of expenses to average net assets excluding offering cost was 1.11%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.01%.

(15)	Ratio of expenses to average net assets excluding offering cost was 0.86%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.76%.

(17)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(18)	Ratio of expenses to average net assets excluding offering cost was 1.01%.

(19)	Ratio of expenses to average net assets excluding offering cost was 0.86%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.31%.

(21)	Ratio of expenses to average net assets excluding offering cost was 1.16%.

262	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$12.68	17.10%	$119	1.35%		1.27%		1.45%		1.17%		28%
Year ended 3-31-2016	10.93	0.06	95	1.35	(8)	1.44		1.66		1.13		26
Year ended 3-31-2015(4)	11.10	11.56	43	1.35	(5)(9)	1.83	(5)	1.60	(5)	1.58	(5)	10	(6)
Class C Shares
Year ended 3-31-2017	12.62	16.19	15	2.07		0.51		2.13		0.45		28
Year ended 3-31-2016	10.91	-0.70	5	2.07	(10)	0.72		2.28		0.51		26
Year ended 3-31-2015(4)	11.10	11.26	3	2.07	(5)(11)	0.98	(5)	2.22	(5)	0.83	(5)	10	(6)
Class E Shares
Year ended 3-31-2017	12.68	17.21	3	1.23		1.47		—		—		28
Year ended 3-31-2016	10.93	0.01	2	1.30	(12)	1.50		1.41		1.39		26
Year ended 3-31-2015(4)	11.11	11.68	2	1.30	(5)(13)	1.70	(5)	1.42	(5)	1.58	(5)	10	(6)
Class I Shares
Year ended 3-31-2017	12.70	17.49	174	1.04		1.49		1.11		1.42		28
Year ended 3-31-2016	10.94	0.28	8	1.05	(14)	1.76		1.30		1.51		26
Year ended 3-31-2015(4)	11.11	11.81	9	1.05	(5)(15)	1.97	(5)	1.32	(5)	1.70	(5)	10	(6)
Class N Shares(7)
Year ended 3-31-2017	12.70	17.54	5	0.98		1.65		—		—		28
Year ended 3-31-2016	10.94	0.28	3	1.05	(16)	1.75		1.16		1.64		26
Year ended 3-31-2015(4)	11.11	11.81	3	1.05	(5)(17)	1.97	(5)	1.18	(5)	1.84	(5)	10	(6)
Class R Shares
Year ended 3-31-2017	12.65	16.58	3	1.73		0.97		—		—		28
Year ended 3-31-2016	10.92	-0.41	2	1.80	(18)	1.00		1.91		0.89		26
Year ended 3-31-2015(4)	11.10	11.38	2	1.80	(5)(19)	1.20	(5)	1.92	(5)	1.08	(5)	10	(6)
Class Y Shares
Year ended 3-31-2017	12.68	17.10	8	1.35		1.28		1.37		1.26		28
Year ended 3-31-2016	10.93	-0.03	5	1.35	(20)	1.46		1.58		1.23		26
Year ended 3-31-2015(4)	11.11	11.66	4	1.35	(5)(21)	1.73	(5)	1.57	(5)	1.51	(5)	10	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	263

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$12.13	$0.28	$(0.31)	$(0.03)	$(0.28)	$—	$(0.28)
Year ended 3-31-2016	12.07	0.28	0.06	0.34	(0.28)	—	(0.28)
Year ended 3-31-2015	11.74	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 3-31-2014	12.19	0.34	(0.45)	(0.11)	(0.34)	—	(0.34)
Year ended 3-31-2013	11.88	0.34	0.31	0.65	(0.34)	—	(0.34)
Class B Shares(4)
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Year ended 3-31-2016	12.07	0.19	0.06	0.25	(0.19)	—	(0.19)
Year ended 3-31-2015	11.74	0.22	0.33	0.55	(0.22)	—	(0.22)
Year ended 3-31-2014	12.19	0.25	(0.45)	(0.20)	(0.25)	—	(0.25)
Year ended 3-31-2013	11.88	0.25	0.31	0.56	(0.25)	—	(0.25)
Class C Shares
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Year ended 3-31-2016	12.07	0.19	0.06	0.25	(0.19)	—	(0.19)
Year ended 3-31-2015	11.74	0.22	0.33	0.55	(0.22)	—	(0.22)
Year ended 3-31-2014	12.19	0.25	(0.45)	(0.20)	(0.25)	—	(0.25)
Year ended 3-31-2013	11.88	0.25	0.31	0.56	(0.25)	—	(0.25)
Class I Shares
Year ended 3-31-2017	12.13	0.31	(0.32)	(0.01)	(0.30)	—	(0.30)
Year ended 3-31-2016	12.07	0.31	0.05	0.36	(0.30)	—	(0.30)
Year ended 3-31-2015	11.74	0.33	0.34	0.67	(0.34)	—	(0.34)
Year ended 3-31-2014	12.19	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year ended 3-31-2013	11.88	0.36	0.31	0.67	(0.36)	—	(0.36)
Class Y Shares
Year ended 3-31-2017	12.13	0.28	(0.31)	(0.03)	(0.28)	—	(0.28)
Year ended 3-31-2016	12.07	0.28	0.06	0.34	(0.28)	—	(0.28)
Year ended 3-31-2015	11.74	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 3-31-2014	12.19	0.34	(0.45)	(0.11)	(0.34)	—	(0.34)
Year ended 3-31-2013	11.88	0.34	0.31	0.65	(0.34)	—	(0.34)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

264	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$11.82	-0.26%	$68	0.98%	2.28%	—%	—%	14%
Year ended 3-31-2016	12.13	2.87	184	0.99	2.35	—	—	4
Year ended 3-31-2015	12.07	5.51	148	1.01	2.60	—	—	8
Year ended 3-31-2014	11.74	-0.86	113	1.02	2.90	—	—	7
Year ended 3-31-2013	12.19	5.50	133	1.01	2.77	—	—	6
Class B Shares(4)
Year ended 3-31-2017	11.82	-1.02	2	1.74	1.56	—	—	14
Year ended 3-31-2016	12.13	2.11	2	1.73	1.62	—	—	4
Year ended 3-31-2015	12.07	4.71	2	1.77	1.87	—	—	8
Year ended 3-31-2014	11.74	-1.63	2	1.79	2.12	—	—	7
Year ended 3-31-2013	12.19	4.72	4	1.75	2.04	—	—	6
Class C Shares
Year ended 3-31-2017	11.82	-1.01	25	1.73	1.57	—	—	14
Year ended 3-31-2016	12.13	2.12	31	1.73	1.61	—	—	4
Year ended 3-31-2015	12.07	4.72	24	1.76	1.86	—	—	8
Year ended 3-31-2014	11.74	-1.62	21	1.78	2.12	—	—	7
Year ended 3-31-2013	12.19	4.71	31	1.76	2.03	—	—	6
Class I Shares
Year ended 3-31-2017	11.82	-0.08	96	0.79	2.56	—	—	14
Year ended 3-31-2016	12.13	3.09	9	0.78	2.55	—	—	4
Year ended 3-31-2015	12.07	5.73	5	0.80	2.75	—	—	8
Year ended 3-31-2014	11.74	-0.65	2	0.81	3.11	—	—	7
Year ended 3-31-2013	12.19	5.72	2	0.80	2.94	—	—	6
Class Y Shares
Year ended 3-31-2017	11.82	-0.26	1	0.98	2.33	1.03	2.28	14
Year ended 3-31-2016	12.13	2.87	1	0.99	2.35	1.03	2.31	4
Year ended 3-31-2015	12.07	5.52	1	1.01	2.60	1.05	2.56	8
Year ended 3-31-2014	11.74	-0.87	1	1.02	2.89	1.06	2.85	7
Year ended 3-31-2013	12.19	5.49	1	1.01	2.78	1.06	2.73	6

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	265

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$5.28	$0.23	$(0.19)	$0.04	$(0.23)	$—	$(0.23)
Year ended 3-31-2016	5.31	0.22	(0.03)	0.19	(0.22)	—	(0.22)
Year ended 3-31-2015	5.03	0.23	0.28	0.51	(0.23)	—	(0.23)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)	(0.26)
Year ended 3-31-2013	5.23	0.21	0.24	0.45	(0.21)	—	(0.21)
Class B Shares(4)
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00 *	(0.19)	—	(0.19)
Year ended 3-31-2016	5.31	0.18	(0.03)	0.15	(0.18)	—	(0.18)
Year ended 3-31-2015	5.03	0.19	0.28	0.47	(0.19)	—	(0.19)
Year ended 3-31-2014	5.47	0.20	(0.42)	(0.22)	(0.20)	(0.02)	(0.22)
Year ended 3-31-2013	5.23	0.17	0.24	0.41	(0.17)	—	(0.17)
Class C Shares
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00 *	(0.19)	—	(0.19)
Year ended 3-31-2016	5.31	0.18	(0.03)	0.15	(0.18)	—	(0.18)
Year ended 3-31-2015	5.03	0.19	0.28	0.47	(0.19)	—	(0.19)
Year ended 3-31-2014	5.47	0.20	(0.42)	(0.22)	(0.20)	(0.02)	(0.22)
Year ended 3-31-2013	5.23	0.17	0.24	0.41	(0.17)	—	(0.17)
Class I Shares
Year ended 3-31-2017	5.28	0.24	(0.19)	0.05	(0.24)	—	(0.24)
Year ended 3-31-2016	5.31	0.23	(0.03)	0.20	(0.23)	—	(0.23)
Year ended 3-31-2015	5.03	0.24	0.28	0.52	(0.24)	—	(0.24)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)	(0.26)
Year ended 3-31-2013	5.23	0.22	0.24	0.46	(0.22)	—	(0.22)
Class Y Shares
Year ended 3-31-2017	5.28	0.23	(0.19)	0.04	(0.23)	—	(0.23)
Year ended 3-31-2016	5.31	0.22	(0.03)	0.19	(0.22)	—	(0.22)
Year ended 3-31-2015	5.03	0.23	0.28	0.51	(0.23)	—	(0.23)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)	(0.26)
Year ended 3-31-2013	5.23	0.21	0.24	0.45	(0.21)	—	(0.21)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

266	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$5.09	0.65%	$235	0.87%	4.27%	—%	—%	8%
Year ended 3-31-2016	5.28	3.61	389	0.86	4.19	0.88	4.17	4
Year ended 3-31-2015	5.31	10.29	377	0.85	4.46	0.87	4.44	9
Year ended 3-31-2014	5.03	-3.32	366	0.86	4.58	0.87	4.57	21
Year ended 3-31-2013	5.47	8.71	545	0.84	3.91	0.85	3.90	9
Class B Shares(4)
Year ended 3-31-2017	5.09	-0.11	11	1.62	3.52	1.63	3.51	8
Year ended 3-31-2016	5.28	2.84	14	1.62	3.43	1.64	3.41	4
Year ended 3-31-2015	5.31	9.44	15	1.62	3.69	1.64	3.67	9
Year ended 3-31-2014	5.03	-4.07	15	1.64	3.82	1.65	3.81	21
Year ended 3-31-2013	5.47	7.86	19	1.62	3.12	1.63	3.11	9
Class C Shares
Year ended 3-31-2017	5.09	-0.07	182	1.58	3.56	1.60	3.54	8
Year ended 3-31-2016	5.28	2.87	237	1.58	3.47	1.60	3.45	4
Year ended 3-31-2015	5.31	9.50	238	1.58	3.72	1.60	3.70	9
Year ended 3-31-2014	5.03	-4.04	216	1.60	3.84	1.61	3.83	21
Year ended 3-31-2013	5.47	7.92	323	1.57	3.17	1.59	3.15	9
Class I Shares
Year ended 3-31-2017	5.09	0.84	617	0.68	4.46	0.69	4.45	8
Year ended 3-31-2016	5.28	3.80	701	0.67	4.38	0.69	4.36	4
Year ended 3-31-2015	5.31	10.50	703	0.68	4.62	0.70	4.60	9
Year ended 3-31-2014	5.03	-3.16	586	0.69	4.76	0.70	4.75	21
Year ended 3-31-2013	5.47	8.88	749	0.68	4.06	0.69	4.05	9
Class Y Shares
Year ended 3-31-2017	5.09	0.65	15	0.86	4.28	0.95	4.19	8
Year ended 3-31-2016	5.28	3.60	21	0.86	4.19	0.95	4.10	4
Year ended 3-31-2015	5.31	10.35	21	0.85	4.39	0.95	4.29	9
Year ended 3-31-2014	5.03	-3.32	15	0.85	4.52	0.95	4.42	21
Year ended 3-31-2013	5.47	8.71	34	0.84	3.92	0.94	3.82	9

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	267

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP CORE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$14.38	$(0.05)	$4.14	$4.09	$—	$(0.81)	$(0.81)
Year ended 3-31-2016	17.47	(0.07)	(0.87)	(0.94)	—	(2.15)	(2.15)
Year ended 3-31-2015	18.32	(0.04)	0.99	0.95	—	(1.80)	(1.80)
Year ended 3-31-2014	17.23	(0.11)	3.55	3.44	(0.07)	(2.28)	(2.35)
Year ended 3-31-2013	14.96	0.02	2.82	2.84	—	(0.57)	(0.57)
Class B Shares(3)
Year ended 3-31-2017	11.92	(0.17)	3.43	3.26	—	(0.73)	(0.73)
Year ended 3-31-2016	15.01	(0.19)	(0.75)	(0.94)	—	(2.15)	(2.15)
Year ended 3-31-2015	16.10	(0.18)	0.84	0.66	—	(1.75)	(1.75)
Year ended 3-31-2014	15.39	(0.25)	3.14	2.89	(0.02)	(2.16)	(2.18)
Year ended 3-31-2013	13.48	(0.13)	2.50	2.37	—	(0.46)	(0.46)
Class C Shares
Year ended 3-31-2017	12.64	(0.14)	3.64	3.50	—	(0.75)	(0.75)
Year ended 3-31-2016	15.74	(0.16)	(0.79)	(0.95)	—	(2.15)	(2.15)
Year ended 3-31-2015	16.76	(0.14)	0.89	0.75	—	(1.77)	(1.77)
Year ended 3-31-2014	15.94	(0.21)	3.26	3.05	(0.04)	(2.19)	(2.23)
Year ended 3-31-2013	13.92	(0.08)	2.60	2.52	—	(0.50)	(0.50)
Class E Shares
Year ended 3-31-2017	14.87	0.00 *	4.30	4.30	—	(0.85)	(0.85)
Year ended 3-31-2016	17.93	(0.02)	(0.89)	(0.91)	—	(2.15)	(2.15)
Year ended 3-31-2015	18.76	0.03	1.01	1.04	—	(1.87)	(1.87)
Year ended 3-31-2014	17.59	(0.04)	3.63	3.59	(0.09)	(2.33)	(2.42)
Year ended 3-31-2013	15.25	0.10	2.85	2.95	—	(0.61)	(0.61)
Class I Shares
Year ended 3-31-2017	15.42	0.01	4.46	4.47	—	(0.86)	(0.86)
Year ended 3-31-2016	18.49	0.00 *	(0.92)	(0.92)	—	(2.15)	(2.15)
Year ended 3-31-2015	19.29	0.05	1.04	1.09	—	(1.89)	(1.89)
Year ended 3-31-2014	18.03	(0.02)	3.72	3.70	(0.10)	(2.34)	(2.44)
Year ended 3-31-2013	15.61	0.11	2.94	3.05	—	(0.63)	(0.63)
Class N Shares(4)
Year ended 3-31-2017	15.52	0.04	4.49	4.53	—	(0.88)	(0.88)
Year ended 3-31-2016	18.56	0.02	(0.91)	(0.89)	—	(2.15)	(2.15)
Year ended 3-31-2015(5)	18.96	0.08	1.36	1.44	—	(1.84)	(1.84)
Class R Shares
Year ended 3-31-2017	14.33	(0.09)	4.13	4.04	—	(0.79)	(0.79)
Year ended 3-31-2016	17.44	(0.10)	(0.86)	(0.96)	—	(2.15)	(2.15)
Year ended 3-31-2015	18.31	(0.06)	0.98	0.92	—	(1.79)	(1.79)
Year ended 3-31-2014	17.23	(0.13)	3.54	3.41	(0.07)	(2.26)	(2.33)
Year ended 3-31-2013(8)	15.24	(0.02)	2.01	1.99	—	—	—
Class Y Shares
Year ended 3-31-2017	15.03	(0.03)	4.34	4.31	—	(0.83)	(0.83)
Year ended 3-31-2016	18.12	(0.05)	(0.89)	(0.94)	—	(2.15)	(2.15)
Year ended 3-31-2015	18.94	(0.02)	1.04	1.02	—	(1.84)	(1.84)
Year ended 3-31-2014	17.74	(0.07)	3.66	3.59	(0.08)	(2.31)	(2.39)
Year ended 3-31-2013	15.38	0.01	2.95	2.96	—	(0.60)	(0.60)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(8)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(9)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

268	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$17.66	28.52%	$200		1.50%		-0.28%		133%
Year ended 3-31-2016	14.38	-5.11	193		1.56		-0.45		135
Year ended 3-31-2015	17.47	5.74	240		1.54		-0.20		106
Year ended 3-31-2014	18.32	21.10	244		1.57		-0.62		61
Year ended 3-31-2013	17.23	19.49	226		1.66		0.15		52
Class B Shares(3)
Year ended 3-31-2017	14.45	27.39	5		2.44		-1.26		133
Year ended 3-31-2016	11.92	-5.99	2		2.51		-1.39		135
Year ended 3-31-2015	15.01	4.68	3		2.50		-1.17		106
Year ended 3-31-2014	16.10	19.87	4		2.58		-1.63		61
Year ended 3-31-2013	15.39	18.22	4		2.78		-0.97		52
Class C Shares
Year ended 3-31-2017	15.39	27.72	33		2.17		-0.99		133
Year ended 3-31-2016	12.64	-5.77	14		2.23		-1.11		135
Year ended 3-31-2015	15.74	5.02	18		2.21		-0.89		106
Year ended 3-31-2014	16.76	20.24	19		2.25		-1.30		61
Year ended 3-31-2013	15.94	18.74	16		2.35		-0.54		52
Class E Shares
Year ended 3-31-2017	18.32	28.97	—	*	1.21		0.00		133
Year ended 3-31-2016	14.87	-4.80	—	*	1.22		-0.12		135
Year ended 3-31-2015	17.93	6.08	—	*	1.21		0.14		106
Year ended 3-31-2014	18.76	21.56	—	*	1.21		-0.26		61
Year ended 3-31-2013	17.59	20.03	—	*	1.22		0.61		52
Class I Shares
Year ended 3-31-2017	19.03	29.05	253		1.10		0.03		133
Year ended 3-31-2016	15.42	-4.71	25		1.12		0.00		135
Year ended 3-31-2015	18.49	6.20	29		1.10		0.26		106
Year ended 3-31-2014	19.29	21.67	26		1.10		-0.15		61
Year ended 3-31-2013	18.03	20.17	19		1.11		0.72		52
Class N Shares(4)
Year ended 3-31-2017	19.17	29.25	9		0.95		0.22		133
Year ended 3-31-2016	15.52	-4.52	4		0.96		0.13		135
Year ended 3-31-2015(5)	18.56	8.17	3		0.96	(6)	0.70	(6)	106	(7)
Class R Shares
Year ended 3-31-2017	17.58	28.27	6		1.69		-0.51		133
Year ended 3-31-2016	14.33	-5.24	3		1.72		-0.66		135
Year ended 3-31-2015	17.44	5.57	2		1.70		-0.32		106
Year ended 3-31-2014	18.31	20.91	1		1.70		-0.78		61
Year ended 3-31-2013(8)	17.23	13.06	—	*	1.68	(6)	-0.44	(6)	52	(9)
Class Y Shares
Year ended 3-31-2017	18.51	28.74	22		1.35		-0.20		133
Year ended 3-31-2016	15.03	-4.92	7		1.37		-0.30		135
Year ended 3-31-2015	18.12	5.93	10		1.36		-0.09		106
Year ended 3-31-2014	18.94	21.35	10		1.33		-0.39		61
Year ended 3-31-2013	17.74	19.85	7		1.41		0.05		52

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	269

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$14.81	$(0.13)	$3.58	$3.45	$—	$(1.03)	$(1.03)
Year ended 3-31-2016	18.71	(0.14)	(1.43)	(1.57)	—	(2.33)	(2.33)
Year ended 3-31-2015	18.51	(0.14)	1.52	1.38	—	(1.18)	(1.18)
Year ended 3-31-2014	16.33	(0.19)	4.04	3.85	—	(1.67)	(1.67)
Year ended 3-31-2013	14.51	(0.14)	2.35	2.21	—	(0.39)	(0.39)
Class B Shares(4)
Year ended 3-31-2017	11.57	(0.21)	2.78	2.57	—	(1.03)	(1.03)
Year ended 3-31-2016	15.28	(0.23)	(1.15)	(1.38)	—	(2.33)	(2.33)
Year ended 3-31-2015	15.47	(0.25)	1.24	0.99	—	(1.18)	(1.18)
Year ended 3-31-2014	13.95	(0.30)	3.42	3.12	—	(1.60)	(1.60)
Year ended 3-31-2013	12.57	(0.25)	2.02	1.77	—	(0.39)	(0.39)
Class C Shares
Year ended 3-31-2017	12.50	(0.20)	3.01	2.81	—	(1.03)	(1.03)
Year ended 3-31-2016	16.27	(0.21)	(1.23)	(1.44)	—	(2.33)	(2.33)
Year ended 3-31-2015	16.35	(0.23)	1.33	1.10	—	(1.18)	(1.18)
Year ended 3-31-2014	14.63	(0.28)	3.60	3.32	—	(1.60)	(1.60)
Year ended 3-31-2013	13.12	(0.21)	2.11	1.90	—	(0.39)	(0.39)
Class E Shares
Year ended 3-31-2017	14.70	(0.14)	3.56	3.42	—	(1.03)	(1.03)
Year ended 3-31-2016	18.60	(0.14)	(1.43)	(1.57)	—	(2.33)	(2.33)
Year ended 3-31-2015	18.43	(0.16)	1.51	1.35	—	(1.18)	(1.18)
Year ended 3-31-2014	16.27	(0.22)	4.03	3.81	—	(1.65)	(1.65)
Year ended 3-31-2013	14.47	(0.15)	2.34	2.19	—	(0.39)	(0.39)
Class I Shares
Year ended 3-31-2017	18.57	(0.10)	4.52	4.42	—	(1.03)	(1.03)
Year ended 3-31-2016	22.77	(0.09)	(1.77)	(1.86)	(0.01)	(2.33)	(2.34)
Year ended 3-31-2015	22.19	(0.09)	1.85	1.76	—	(1.18)	(1.18)
Year ended 3-31-2014	19.26	(0.15)	4.80	4.65	—	(1.72)	(1.72)
Year ended 3-31-2013	16.98	(0.09)	2.76	2.67	—	(0.39)	(0.39)
Class N Shares(5)
Year ended 3-31-2017	18.62	(0.07)	4.54	4.47	—	(1.03)	(1.03)
Year ended 3-31-2016	22.79	(0.06)	(1.77)	(1.83)	(0.01)	(2.33)	(2.34)
Year ended 3-31-2015(6)	20.97	(0.02)	3.02	3.00	—	(1.18)	(1.18)
Class R Shares
Year ended 3-31-2017	14.63	(0.17)	3.54	3.37	—	(1.03)	(1.03)
Year ended 3-31-2016	18.55	(0.17)	(1.42)	(1.59)	—	(2.33)	(2.33)
Year ended 3-31-2015	18.41	(0.18)	1.50	1.32	—	(1.18)	(1.18)
Year ended 3-31-2014	16.26	(0.23)	4.02	3.79	—	(1.64)	(1.64)
Year ended 3-31-2013	14.48	(0.17)	2.34	2.17	—	(0.39)	(0.39)
Class Y Shares
Year ended 3-31-2017	17.72	(0.14)	4.30	4.16	—	(1.03)	(1.03)
Year ended 3-31-2016	21.88	(0.13)	(1.70)	(1.83)	—	(2.33)	(2.33)
Year ended 3-31-2015	21.42	(0.14)	1.78	1.64	—	(1.18)	(1.18)
Year ended 3-31-2014	18.66	(0.20)	4.64	4.44	—	(1.68)	(1.68)
Year ended 3-31-2013	16.50	(0.13)	2.68	2.55	—	(0.39)	(0.39)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

270	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$17.23	23.58%	$236	1.41%		-0.81%		—%	—%	53%
Year ended 3-31-2016	14.81	-8.91	325	1.44		-0.80		—	—	43
Year ended 3-31-2015	18.71	8.03	384	1.43		-0.80		—	—	43
Year ended 3-31-2014	18.51	24.27	406	1.43		-1.07		—	—	45
Year ended 3-31-2013	16.33	15.70	281	1.49		-0.97		—	—	38
Class B Shares(4)
Year ended 3-31-2017	13.11	22.55	8	2.24		-1.66		—	—	53
Year ended 3-31-2016	11.57	-9.71	8	2.32		-1.69		—	—	43
Year ended 3-31-2015	15.28	7.07	11	2.31		-1.69		—	—	43
Year ended 3-31-2014	15.47	23.14	13	2.34		-1.99		—	—	45
Year ended 3-31-2013	13.95	14.61	11	2.49		-1.96		—	—	38
Class C Shares
Year ended 3-31-2017	14.28	22.80	176	2.07		-1.49		—	—	53
Year ended 3-31-2016	12.50	-9.48	166	2.07		-1.43		—	—	43
Year ended 3-31-2015	16.27	7.36	207	2.07		-1.44		—	—	43
Year ended 3-31-2014	16.35	23.43	225	2.08		-1.73		—	—	45
Year ended 3-31-2013	14.63	15.00	189	2.13		-1.61		—	—	38
Class E Shares
Year ended 3-31-2017	17.09	23.55	8	1.43		-0.85		1.71	-1.13	53
Year ended 3-31-2016	14.70	-8.96	6	1.49		-0.86		1.73	-1.10	43
Year ended 3-31-2015	18.60	7.90	6	1.56		-0.92		1.79	-1.15	43
Year ended 3-31-2014	18.43	24.13	5	1.56		-1.21		1.87	-1.52	45
Year ended 3-31-2013	16.27	15.61	3	1.56		-1.03		2.06	-1.53	38
Class I Shares
Year ended 3-31-2017	21.96	24.03	313	1.07		-0.51		—	—	53
Year ended 3-31-2016	18.57	-8.59	169	1.06		-0.43		—	—	43
Year ended 3-31-2015	22.77	8.42	214	1.06		-0.43		—	—	43
Year ended 3-31-2014	22.19	24.78	246	1.06		-0.71		—	—	45
Year ended 3-31-2013	19.26	16.13	176	1.07		-0.54		—	—	38
Class N Shares(5)
Year ended 3-31-2017	22.06	24.24	69	0.91		-0.34		—	—	53
Year ended 3-31-2016	18.62	-8.46	23	0.91		-0.28		—	—	43
Year ended 3-31-2015(6)	22.79	14.83	22	0.90	(7)	-0.12	(7)	—	—	43	(8)
Class R Shares
Year ended 3-31-2017	16.97	23.32	48	1.66		-1.08		—	—	53
Year ended 3-31-2016	14.63	-9.10	42	1.66		-1.03		—	—	43
Year ended 3-31-2015	18.55	7.74	45	1.66		-1.02		—	—	43
Year ended 3-31-2014	18.41	23.99	42	1.66		-1.30		—	—	45
Year ended 3-31-2013	16.26	15.45	22	1.67		-1.15		—	—	38
Class Y Shares
Year ended 3-31-2017	20.85	23.71	135	1.31		-0.71		—	—	53
Year ended 3-31-2016	17.72	-8.80	205	1.31		-0.67		—	—	43
Year ended 3-31-2015	21.88	8.16	262	1.30		-0.68		—	—	43
Year ended 3-31-2014	21.42	24.45	276	1.30		-0.95		—	—	45
Year ended 3-31-2013	18.66	15.87	220	1.31		-0.79		—	—	38

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	271

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$18.68	$(0.07)	$2.39	$2.32	$—	$—	$—
Year ended 3-31-2016	19.31	(0.07)	(0.20)	(0.27)	—	(0.36)	(0.36)
Year ended 3-31-2015	16.84	(0.02)	2.86	2.84	—	(0.37)	(0.37)
Year ended 3-31-2014	14.13	(0.05)	3.23	3.18	—	(0.47)	(0.47)
Year ended 3-31-2013	13.15	0.05	0.99	1.04	(0.06)	—	(0.06)
Class B Shares(4)
Year ended 3-31-2017	18.03	(0.19)	2.29	2.10	—	—	—
Year ended 3-31-2016	18.73	(0.20)	(0.21)	(0.41)	—	(0.29)	(0.29)
Year ended 3-31-2015	16.45	(0.14)	2.79	2.65	—	(0.37)	(0.37)
Year ended 3-31-2014	13.87	(0.14)	3.15	3.01	—	(0.43)	(0.43)
Year ended 3-31-2013	12.92	(0.03)	0.99	0.96	(0.01)	—	(0.01)
Class C Shares
Year ended 3-31-2017	17.98	(0.20)	2.28	2.08	—	—	—
Year ended 3-31-2016	18.69	(0.21)	(0.21)	(0.42)	—	(0.29)	(0.29)
Year ended 3-31-2015	16.42	(0.15)	2.79	2.64	—	(0.37)	(0.37)
Year ended 3-31-2014	13.85	(0.15)	3.15	3.00	—	(0.43)	(0.43)
Year ended 3-31-2013	12.91	(0.03)	0.97	0.94	—	—	—
Class I Shares
Year ended 3-31-2017	18.83	(0.01)	2.40	2.39	—	—	—
Year ended 3-31-2016	19.47	(0.03)	(0.21)	(0.24)	—	(0.40)	(0.40)
Year ended 3-31-2015	16.93	0.02	2.89	2.91	—	(0.37)	(0.37)
Year ended 3-31-2014	14.20	0.00	3.23	3.23	—	(0.50)	(0.50)
Year ended 3-31-2013	13.27	0.09	0.92	1.01	(0.08)	—	(0.08)
Class Y Shares
Year ended 3-31-2017	18.71	(0.06)	2.39	2.33	—	—	—
Year ended 3-31-2016	19.34	(0.07)	(0.20)	(0.27)	—	(0.36)	(0.36)
Year ended 3-31-2015	16.86	(0.03)	2.88	2.85	—	(0.37)	(0.37)
Year ended 3-31-2014	14.15	(0.04)	3.23	3.19	—	(0.48)	(0.48)
Year ended 3-31-2013	13.16	0.05	1.00	1.05	(0.06)	—	(0.06)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

272	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$21.00	12.42%	$38	1.20%	-0.35%	—%	—%	46%
Year ended 3-31-2016	18.68	-1.51	107	1.22	-0.35	—	—	21
Year ended 3-31-2015	19.31	17.00	71	1.29	-0.13	—	—	36
Year ended 3-31-2014	16.84	22.65	40	1.43	-0.30	—	—	32
Year ended 3-31-2013	14.13	7.91	24	1.14	0.34	1.63	-0.15	26
Class B Shares(4)
Year ended 3-31-2017	20.13	11.65	1	1.91	-1.03	—	—	46
Year ended 3-31-2016	18.03	-2.24	1	1.92	-1.06	—	—	21
Year ended 3-31-2015	18.73	16.25	1	1.95	-0.82	—	—	36
Year ended 3-31-2014	16.45	21.80	1	2.06	-0.92	—	—	32
Year ended 3-31-2013	13.87	7.41	1	1.69	-0.22	2.19	-0.72	26
Class C Shares
Year ended 3-31-2017	20.06	11.57	6	1.96	-1.08	—	—	46
Year ended 3-31-2016	17.98	-2.30	6	2.01	-1.13	—	—	21
Year ended 3-31-2015	18.69	16.21	2	2.01	-0.86	—	—	36
Year ended 3-31-2014	16.42	21.76	2	2.09	-0.96	—	—	32
Year ended 3-31-2013	13.85	7.28	1	1.76	-0.24	2.26	-0.74	26
Class I Shares
Year ended 3-31-2017	21.22	12.69	72	0.96	-0.04	—	—	46
Year ended 3-31-2016	18.83	-1.32	5	0.99	-0.14	—	—	21
Year ended 3-31-2015	19.47	17.33	4	1.04	0.10	—	—	36
Year ended 3-31-2014	16.93	22.91	1	1.15	-0.02	—	—	32
Year ended 3-31-2013	14.20	7.70	1	0.80	0.68	1.30	0.18	26
Class Y Shares
Year ended 3-31-2017	21.04	12.45	1	1.20	-0.31	1.21	-0.32	46
Year ended 3-31-2016	18.71	-1.50	1	1.22	-0.38	1.24	-0.40	21
Year ended 3-31-2015	19.34	17.04	1	1.29	-0.16	—	—	36
Year ended 3-31-2014	16.86	22.56	1	1.41	-0.27	—	—	32
Year ended 3-31-2013	14.15	8.12	1	1.02	0.39	1.51	-0.10	26

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	273

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2017	$19.72	$0.20	$3.25	$3.45	$(0.33)	$(0.15)	$(0.48)
Year ended 3-31-2016	23.40	0.14	(1.14)	(1.00)	(0.03)	(2.65)	(2.68)
Year ended 3-31-2015	23.82	0.12	1.25	1.37	(0.06)	(1.73)	(1.79)
Year ended 3-31-2014	20.30	0.07	4.42	4.49	(0.04)	(0.93)	(0.97)
Year ended 3-31-2013	17.57	0.15	2.73	2.88	(0.15)	— *	(0.15)
Class B Shares(3)
Year ended 3-31-2017	18.39	0.00 *	3.02	3.02	(0.14)	(0.15)	(0.29)
Year ended 3-31-2016	22.04	(0.08)	(1.06)	(1.14)	—	(2.51)	(2.51)
Year ended 3-31-2015	22.53	(0.10)	1.19	1.09	—	(1.58)	(1.58)
Year ended 3-31-2014	19.28	(0.12)	4.19	4.07	—	(0.82)	(0.82)
Year ended 3-31-2013	16.72	(0.03)	2.59	2.56	—	— *	— *
Class C Shares
Year ended 3-31-2017	19.07	0.08	3.13	3.21	(0.21)	(0.15)	(0.36)
Year ended 3-31-2016	22.73	(0.01)	(1.11)	(1.12)	—	(2.54)	(2.54)
Year ended 3-31-2015	23.18	(0.05)	1.22	1.17	—	(1.62)	(1.62)
Year ended 3-31-2014	19.80	(0.09)	4.31	4.22	—	(0.84)	(0.84)
Year ended 3-31-2013	17.16	0.02	2.67	2.69	(0.05)	— *	(0.05)
Class E Shares(4)
Year ended 3-31-2017	19.81	0.27	3.24	3.51	(0.38)	(0.15)	(0.53)
Year ended 3-31-2016	23.49	0.19	(1.14)	(0.95)	(0.04)	(2.69)	(2.73)
Year ended 3-31-2015	23.90	0.17	1.27	1.44	(0.10)	(1.75)	(1.85)
Year ended 3-31-2014	20.36	0.11	4.44	4.55	(0.09)	(0.92)	(1.01)
Year ended 3-31-2013	17.61	0.20	2.74	2.94	(0.19)	— *	(0.19)
Class I Shares
Year ended 3-31-2017	19.81	0.31	3.23	3.54	(0.40)	(0.15)	(0.55)
Year ended 3-31-2016	23.50	0.20	(1.13)	(0.93)	(0.05)	(2.71)	(2.76)
Year ended 3-31-2015	23.90	0.19	1.28	1.47	(0.11)	(1.76)	(1.87)
Year ended 3-31-2014	20.36	0.14	4.44	4.58	(0.11)	(0.93)	(1.04)
Year ended 3-31-2013	17.61	0.22	2.74	2.96	(0.21)	— *	(0.21)
Class N Shares(5)
Year ended 3-31-2017	19.87	0.33	3.25	3.58	(0.44)	(0.15)	(0.59)
Year ended 3-31-2016	23.56	0.25	(1.15)	(0.90)	(0.06)	(2.73)	(2.79)
Year ended 3-31-2015(6)	24.96	0.18	0.25	0.43	(0.10)	(1.73)	(1.83)
Class R Shares
Year ended 3-31-2017	19.70	0.17	3.23	3.40	(0.29)	(0.15)	(0.44)
Year ended 3-31-2016	23.37	0.08	(1.13)	(1.05)	(0.01)	(2.61)	(2.62)
Year ended 3-31-2015	23.79	0.05	1.26	1.31	(0.01)	(1.72)	(1.73)
Year ended 3-31-2014	20.28	0.01	4.41	4.42	(0.01)	(0.90)	(0.91)
Year ended 3-31-2013(9)	18.17	0.04	2.07	2.11	—	—	—
Class Y Shares
Year ended 3-31-2017	19.77	0.26	3.21	3.47	(0.36)	(0.15)	(0.51)
Year ended 3-31-2016	23.45	0.15	(1.13)	(0.98)	(0.03)	(2.67)	(2.70)
Year ended 3-31-2015	23.86	0.14	1.26	1.40	(0.07)	(1.74)	(1.81)
Year ended 3-31-2014	20.33	0.09	4.43	4.52	(0.06)	(0.93)	(0.99)
Year ended 3-31-2013	17.59	0.17	2.75	2.92	(0.18)	— *	(0.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	Effective March 3, 2017 Class R6 has been renamed Class N.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(9)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

274	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2017	$22.69	17.76%	$103		1.33%		0.99%		53%
Year ended 3-31-2016	19.72	-4.60	247		1.30		0.61		55
Year ended 3-31-2015	23.40	5.71	295		1.27		0.48		82
Year ended 3-31-2014	23.82	22.44	248		1.31		0.30		58
Year ended 3-31-2013	20.30	16.59	156		1.43		0.82		57
Class B Shares(3)
Year ended 3-31-2017	21.12	16.57	3		2.36		0.00		53
Year ended 3-31-2016	18.39	-5.54	3		2.27		-0.38		55
Year ended 3-31-2015	22.04	4.80	4		2.18		-0.43		82
Year ended 3-31-2014	22.53	21.35	6		2.17		-0.57		58
Year ended 3-31-2013	19.28	15.40	5		2.43		-0.16		57
Class C Shares
Year ended 3-31-2017	21.92	17.02	20		1.97		0.39		53
Year ended 3-31-2016	19.07	-5.25	18		1.98		-0.06		55
Year ended 3-31-2015	22.73	5.00	22		1.97		-0.22		82
Year ended 3-31-2014	23.18	21.64	14		2.01		-0.41		58
Year ended 3-31-2013	19.80	15.77	9		2.13		0.12		57
Class E Shares(4)
Year ended 3-31-2017	22.79	18.03	—	*	1.08		1.29		53
Year ended 3-31-2016	19.81	-4.34	—	*	1.06		0.86		55
Year ended 3-31-2015	23.49	5.98	—	*	1.05		0.70		82
Year ended 3-31-2014	23.90	22.73	—	*	1.09		0.51		58
Year ended 3-31-2013	20.36	16.93	—	*	1.14		1.11		57
Class I Shares
Year ended 3-31-2017	22.80	18.18	186		0.97		1.44		53
Year ended 3-31-2016	19.81	-4.28	7		0.97		0.90		55
Year ended 3-31-2015	23.50	6.13	15		0.94		0.79		82
Year ended 3-31-2014	23.90	22.85	5		0.99		0.63		58
Year ended 3-31-2013	20.36	17.03	4		1.02		1.21		57
Class N Shares(5)
Year ended 3-31-2017	22.86	18.32	9		0.82		1.55		53
Year ended 3-31-2016	19.87	-4.12	2		0.81		1.14		55
Year ended 3-31-2015(6)	23.56	1.72	1		0.79	(7)	1.11	(7)	82	(8)
Class R Shares
Year ended 3-31-2017	22.66	17.45	—	*	1.57		0.80		53
Year ended 3-31-2016	19.70	-4.82	—	*	1.56		0.36		55
Year ended 3-31-2015	23.37	5.45	—	*	1.54		0.21		82
Year ended 3-31-2014	23.79	22.13	1		1.57		0.03		58
Year ended 3-31-2013(9)	20.28	11.61	—	*	1.55	(7)	0.73	(7)	57	(10)
Class Y Shares
Year ended 3-31-2017	22.73	17.81	1		1.21		1.24		53
Year ended 3-31-2016	19.77	-4.51	2		1.22		0.65		55
Year ended 3-31-2015	23.45	5.84	3		1.20		0.58		82
Year ended 3-31-2014	23.86	22.56	2		1.22		0.40		58
Year ended 3-31-2013	20.33	16.78	2		1.27		0.97		57

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	275

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

MARCH 31, 2017

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Advantus Bond Fund (formerly known as Ivy Bond Fund), Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Government Money Market Fund (formerly known as Ivy Money Market Fund), Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Small Cap Core Fund (formerly known as Ivy Small Cap Value Fund), Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund (each, a “Fund”) are 25 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A and Class C shares. Each Fund (excluding Ivy Mid Cap Income Opportunities Fund) offers Class B shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class C shares are not available for direct investment in the Ivy Government Money Market Fund. Class C shares of Ivy Government Money Market Fund will continue to be available for dividend reinvestment and exchanges from Class C shares of another fund within Ivy Funds. Certain Funds may also offer Class E, Class I, Class N (formerly Class R6), Class R and/or Class Y shares. Class E shares are closed for all investments in the Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Growth Fund, Ivy Managed International Opportunities Fund, Ivy Small Cap Core Fund and Ivy Value Fund. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

276	ANNUAL REPORT	2017

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid

2017	ANNUAL REPORT	277

based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal

278	ANNUAL REPORT	2017

course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Government Money Market Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Ivy Government Money Market Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair

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value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•	Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

280	ANNUAL REPORT	2017

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales,

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and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of March 31, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Cundill Global Value Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy High Income Fund and Ivy International Core Equity Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Advantus Bond Fund, Ivy Emerging Markets Equity Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost

282	ANNUAL REPORT	2017

of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Emerging Markets Equity Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund and Ivy Value Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy High Income Fund and Ivy Small Cap Growth Fund enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

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Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2017:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Cundill Global Value Fund
Unrealized appreciation on forward foreign currency contracts	$162	$—	$162	$(149)	$—	$—	$13
Ivy European Opportunities Fund
Unrealized appreciation on forward foreign currency contracts	$298	$—	$298	$—	$—	$—	$298
Ivy Global Equity Income Fund
Unrealized appreciation on forward foreign currency contracts	$341	$—	$341	$—	$—	$—	$341
Ivy Global Income Allocation Fund
Unrealized appreciation on forward foreign currency contracts	$379	$—	$379	$(227)	$—	$—	$152
Ivy High Income Fund
Unrealized appreciation on forward foreign currency contracts(1)	$922	$—	$922	$(341)	$—	$(413)	$168

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

284	ANNUAL REPORT	2017

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Cundill Global Value Fund
Unrealized depreciation on forward foreign currency contracts	$294	$—	$294	$(149)	$(145)	$—	$—
Ivy Emerging Markets Equity Fund
Unrealized depreciation on forward foreign currency contracts(1)	$558	$—	$558	$—	$—	$(270)	$288
Ivy European Opportunities Fund
Unrealized depreciation on forward foreign currency contracts	$175	$—	$175	$—	$—	$—	$175
Ivy Global Bond Fund
Unrealized depreciation on forward foreign currency contracts	$29	$—	$29	$—	$—	$—	$29
Ivy Global Equity Income Fund
Unrealized depreciation on forward foreign currency contracts	$419	$—	$419	$—	$(419)	$—	$—
Ivy Global Income Allocation Fund
Unrealized depreciation on forward foreign currency contracts	$227	$—	$227	$(227)	$—	$—	$—
Ivy High Income Fund
Unrealized depreciation on forward foreign currency contracts(1)	$4,509	$—	$4,509	$(341)	$—	$(4,168)	$—
Ivy International Core Equity Fund
Unrealized depreciation on forward foreign currency contracts	$1,794	$—	$1,794	$—	$(742)	$—	$1,052
Ivy Small Cap Growth Fund
Unrealized depreciation on swap agreements	$595	$—	$595	$—	$(595)	$—	$—

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

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Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2017:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Advantus Bond Fund	Interest rate		$—	Unrealized depreciation on futures contracts*	$40
Ivy Cundill Global Value Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	162	Unrealized depreciation on forward foreign currency contracts	294
Ivy European Opportunities Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	298	Unrealized depreciation on forward foreign currency contracts	175
Ivy Global Bond Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	29
Ivy Global Equity Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	341	Unrealized depreciation on forward foreign currency contracts	419
Ivy Global Income Allocation Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	379	Unrealized depreciation on forward foreign currency contracts	227
Ivy High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	153	Unrealized depreciation on forward foreign currency contracts	51
Ivy International Core Equity Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	1,794
Ivy Municipal Bond Fund	Interest rate		—	Unrealized depreciation on futures contracts*	23
Ivy Small Cap Growth Fund	Equity		—	Unrealized depreciation on swap agreements	595
Ivy Value Fund	Equity		—	Written options at value	146

*	The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended March 31, 2017.

286	ANNUAL REPORT	2017

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2017:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Advantus Bond Fund	Interest rate	$—	$—	$(595)	$—	$—	$(595)
Ivy Cundill Global Value Fund	Foreign currency	—	—	—	—	(181)	(181)
Ivy Emerging Markets Equity Fund	Equity	(1,429)	—	(253)	3,427	—	1,745
	Foreign currency	—	—	—	—	(2,020)	(2,020)
Ivy European Opportunities Fund	Foreign currency	—	—	—	—	4,158	4,158
Ivy Global Bond Fund	Foreign currency	—	—	—	—	328	328
Ivy Global Equity Income Fund	Equity	(2)	—	—	—	—	(2)
	Foreign currency	—	—	—	—	7,021	7,021
Ivy Global Growth Fund	Foreign currency	—	—	—	—	1,373	1,373
Ivy Global Income Allocation Fund	Equity	687	—	—	483	—	1,170
	Foreign currency	—	—	—	—	6,153	6,153
Ivy High Income Fund	Foreign currency	—	—	—	—	1,353	1,353
	Interest rate	—	1,269	—	—	—	1,269
Ivy International Core Equity Fund	Equity	—	—	—	(174)	—	(174)
	Foreign currency	—	—	—	—	58,393	58,393
Ivy Mid Cap Growth Fund	Equity	(13,637)	—	—	1,128	—	(12,509)
Ivy Municipal Bond Fund	Interest rate	—	—	493	—	—	493
Ivy Municipal High Income Fund	Interest rate	—	—	1,226	—	—	1,226
Ivy Small Cap Growth Fund	Equity	—	4,033	—	—	—	4,033
Ivy Value Fund	Equity	(68)	—	—	939	—	871

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2017	ANNUAL REPORT	287

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2017:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Advantus Bond Fund	Interest rate	$—	$—	$(141)	$—	$—	$(141)
Ivy Cundill Global Value Fund	Foreign currency	—	—	—	—	1,539	1,539
Ivy Emerging Markets Equity Fund	Equity	(1,212)	—	—	(1,490)	—	(2,702)
	Foreign currency	—	—	—	—	(397)	(397)
Ivy European Opportunities Fund	Foreign currency	—	—	—	—	96	96
Ivy Global Bond Fund	Foreign currency	—	—	—	—	(45)	(45)
Ivy Global Equity Income Fund	Foreign currency	—	—	—	—	1	1
Ivy Global Income Allocation Fund	Equity	(247)	—	—	(337)	—	(584)
	Foreign currency	—	—	—	—	240	240
Ivy High Income Fund	Foreign currency	—	—	—	—	174	174
	Interest rate	—	(107)	—	—	—	(107)
Ivy International Core Equity Fund	Equity	—	—	—	126	—	126
	Foreign currency	—	—	—	—	82	82
Ivy Mid Cap Growth Fund	Equity	6,276	—	—	184	—	6,460
Ivy Municipal Bond Fund	Interest rate	—	—	(23)	—	—	(23)
Ivy Small Cap Growth Fund	Equity	—	271	—	—	—	271
Ivy Value Fund	Equity	—	—	—	456	—	456

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2017, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)		Written options(1)
Ivy Advantus Bond Fund	$—	$38,303	$29,011	$—	$—		$—
Ivy Cundill Global Value Fund	119	—	—	—	—		—
Ivy Emerging Markets Equity Fund	6	—	—	—	354		1,833
Ivy European Opportunities Fund	95	—	—	—	—		—
Ivy Global Bond Fund	12	—	—	—	—		—
Ivy Global Equity Income Fund.	123	—	—	—	—		—
Ivy Global Growth Fund	20	—	—	—	—		—
Ivy Global Income Allocation Fund	119	—	—	—	144		23
Ivy High Income Fund	58	—	—	4,846	—		—
Ivy International Core Equity Fund	1,263	—	—	—	—		22
Ivy Mid Cap Growth Fund	—	—	—	—	1,096		9,427
Ivy Municipal Bond Fund	—	—	3,620	—	—		—
Ivy Municipal High Income Fund	—	—	12,757	—	—		—
Ivy Small Cap Growth Fund	—	—	—	25,501	—		—
Ivy Value Fund	—	—	—	—	—	*	301

*	Not shown due to rounding.

(1)	Average value outstanding during the period.

(2)	Average notional amount outstanding during the period.

288	ANNUAL REPORT	2017

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 3-31-16	Options written	Options closed	Options exercised	Options expired	Outstanding at 3-31-17
Ivy Emerging Markets Equity Fund
Number of Contracts	34,037	2,337,677	(2,354,102)	—	(17,612)	N/A
Premium Received	$4,546	$8,670	$(11,367)	$—	$(1,849)	N/A

Ivy Global Equity Income Fund
Number of Contracts	N/A	250	—	(250)	—	N/A
Premium Received	N/A	$1,162	$—	$(1,162)	$—	N/A

Ivy Global Income Allocation Fund
Number of Contracts	4,900	2,850	(4,900)	(350)	(2,500)	N/A
Premium Received	$523	$1,674	$(523)	$(1,627)	$(47)	N/A

Ivy International Core Equity Fund
Number of Contracts	876,000	—	(876,000)	—	—	N/A
Premium Received	$155	$—	$(155)	$—	$—	N/A

Ivy Mid Cap Growth Fund
Number of Contracts	3,093	66,018	(51,328)	(6,497)	(11,286)	N/A
Premium Received	$8,982	$26,857	$(21,293)	$(12,400)	$(2,146)	N/A

Ivy Value Fund
Number of Contracts	3,353	13,079	(2,019)	(3,420)	(9,732)	1,261
Premium Received	$1,001	$1,401	$(567)	$(816)	$(937)	$82

6.	BASIS FOR CONSOLIDATION OF THE IVY EMERGING MARKETS EQUITY FUND

Ivy EME, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Emerging Markets Equity Fund (referred to as “the Fund” in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2017 of the Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy EME, Ltd.	1-31-13	4-10-13	$848,524	$347	0.04%

2017	ANNUAL REPORT	289

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $250M	$250 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	$6,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Advantus Bond Fund	0.525%	0.525%	0.500%	0.450%	0.400%	0.400%	0.400%	0.395%	0.395%	0.390%	0.390%	0.390%
Ivy Core Equity Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.525	0.500	0.490	0.490	0.490
Ivy Cundill Global Value Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700
Ivy Dividend Opportunities Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.540	0.540	0.530	0.530	0.530
Ivy Emerging Markets Equity Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.755	0.755	0.750	0.750	0.750
Ivy European Opportunities Fund	0.900	0.850	0.750	0.750	0.750	0.740	0.740	0.720	0.720	0.710	0.710	0.710
Ivy Global Bond Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.490	0.490	0.480	0.480	0.480
Ivy Global Equity Income Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Global Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.695	0.695	0.690	0.690	0.690
Ivy Global Income Allocation Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Government Money Market Fund	0.350	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Ivy High Income Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480
Ivy International Core Equity Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.690	0.690	0.680	0.680	0.680
Ivy Large Cap Growth Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Limited-Term Bond Fund	0.500	0.500	0.450	0.400	0.350	0.350	0.350	0.340	0.340	0.330	0.330	0.330
Ivy Managed International Opportunities Fund	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050
Ivy Micro Cap Growth Fund	0.950	0.950	0.950	0.930	0.930	0.900	0.860	0.830	0.830	0.800	0.800	0.800
Ivy Mid Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Mid Cap Income Opportunities Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Municipal Bond Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Municipal High Income Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Small Cap Core Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Small Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Tax-Managed Equity Fund	0.650	0.650	0.650	0.600	0.600	0.550	0.500	0.495	0.495	0.490	0.490	0.490
Ivy Value Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540

290	ANNUAL REPORT	2017

For the period from May 18, 2009 to September 30, 2016, IICO voluntarily agreed to reduce the management fee paid to 0.485%, on an annual basis, of net assets for any day that Ivy Municipal High Income Fund’s net assets are below $500 million.

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2017.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Mackenzie Financial Corporation (“Mackenzie”), Mackenzie serves as subadviser to Ivy Cundill Global Value Fund. Under an agreement between IICO and Advantus Capital Management, Inc. (“Advantus”), Advantus serves as subadviser to Ivy Advantus Bond Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund, other than Ivy Managed International Opportunities Fund, pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Accounting and Administrative Services Agreement for the Ivy Managed International Opportunities Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.000	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, the Ivy Managed International Opportunities Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Ivy Government Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

2017	ANNUAL REPORT	291

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund, other than Ivy Government Money Market Fund, may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

292	ANNUAL REPORT	2017

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2017, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B		Class C	Class E
Ivy Advantus Bond Fund	$196	$7		$11		$3	$—	$178
Ivy Core Equity Fund	249	3		16		5	—	232
Ivy Cundill Global Value Fund	53	—	*	1		1	—	50
Ivy Dividend Opportunities Fund	108	—	*	11		4	—	91
Ivy Emerging Markets Equity Fund	237	1		5		9	—	272
Ivy European Opportunities Fund	51	1		—	*	3	—	46
Ivy Global Bond Fund	28	1		9		2	N/A	30
Ivy Global Equity Income Fund	91	—	*	1		2	N/A	89
Ivy Global Growth Fund	64	1		4		1	—	64
Ivy Global Income Allocation Fund	146	3		11		5	—	139
Ivy Government Money Market Fund	—	3		13		5	—	—
Ivy High Income Fund	1,264	7		157		79	—	1,397
Ivy International Core Equity Fund	330	4		11		39	—	473
Ivy Large Cap Growth Fund	518	11		14		7	—	494
Ivy Limited-Term Bond Fund	1,039	53		34		7	—	1,037
Ivy Managed International Opportunities Fund	60	—	*	1		1	—	55
Ivy Micro Cap Growth Fund	115	—	*	1		1	N/A	100
Ivy Mid Cap Growth Fund	242	2		28		16	—	255
Ivy Mid Cap Income Opportunities Fund	324	2		N/A		2	—	319
Ivy Municipal Bond Fund	74	2		3		2	N/A	78
Ivy Municipal High Income Fund	197	4		27		12	N/A	274
Ivy Small Cap Core Fund	215	—	*	2		1	—	252
Ivy Small Cap Growth Fund	209	1		7		3	—	221
Ivy Tax-Managed Equity Fund	68	6		1		2	N/A	68
Ivy Value Fund	68	1		5		1	—	62

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Advantus Bond Fund	All Classes	Contractual	8-1-2011	7-31-2017	N/A	$73	(1)	Investment Management Fee
	Class E	Contractual	1-31-2011	7-31-2017	1.05%	$8		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2018	0.54%	$161		Shareholder Servicing
	Class N	Contractual	8-1-2011	7-31-2018	0.54%	$—	*	Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Core Equity Fund	Class A	Contractual	1-11-2013	7-31-2017	1.15%	$212		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2017	1.13%	$28		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	1-11-2013	7-31-2017	0.84%	$242		Shareholder Servicing
	Class Y	Contractual	1-11-2013	7-31-2017	0.84%	$265		12b-1 Fees and/or Shareholder Servicing

2017	ANNUAL REPORT	293

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Cundill Global Value Fund	All Classes	Contractual	12-3-2012	7-31-2017	N/A	$331	(2)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2017	1.31%	$5		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Dividend Opportunities Fund	Class E	Contractual	8-1-2008	7-31-2017	1.13%	$21		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Emerging Markets Equity Fund	Class A	Contractual	3-17-2014	7-31-2017	1.58%	$385		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	3-17-2014	7-31-2017	2.50%	$12		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2018	0.99%	$106		Shareholder Servicing
	Class N	Contractual	3-17-2014	7-31-2018	0.99%	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2017	Not to exceed Class A	$—		N/A
Ivy European Opportunities Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Global Bond Fund	All Classes	Contractual	6-2-2008	7-31-2017	N/A	$52	(1)	Investment Management Fee
	Class A	Contractual	6-2-2008	7-31-2017	0.99%	$230		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	6-2-2008	7-31-2017	1.74%	$11		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	6-2-2008	7-31-2017	1.74%	$33		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-2-2008	7-31-2017	0.74%	$122		Shareholder Servicing
	Class Y	Contractual	6-2-2008	7-31-2017	0.99%	$4		12b-1 Fees and/or Shareholder Servicing
Ivy Global Equity Income Fund	Class A	Contractual	6-4-2012	7-31-2017	1.30%	$94		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-4-2012	7-31-2017	0.94%	$55		Shareholder Servicing
	Class Y	Contractual	6-4-2012	7-31-2017	1.19%	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Global Growth Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Global Income Allocation Fund	Class E	Contractual	6-4-2012	7-31-2017	1.33%	$7		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	6-4-2012	7-31-2017	1.17%	$—	*	12b-1 Fees and/or Shareholder Servicing
Ivy Government Money Market Fund	Class A	Voluntary	N/A	N/A	To maintain minimum yield(3)	$59		12b-1 Fees and/or Shareholder Servicing
	Class B	Voluntary	N/A	N/A	To maintain minimum yield(3)	$60		12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	N/A	N/A	To maintain minimum yield(3)	$352		12b-1 Fees and/or Shareholder Servicing
	Class E	Voluntary	N/A	N/A	To maintain minimum yield(3)	$6		12b-1 Fees and/or Shareholder Servicing

294	ANNUAL REPORT	2017

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy High Income Fund	Class E	Contractual	8-1-2008	7-31-2017	1.19%	$8		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy International Core Equity Fund	Class E	Contractual	8-1-2008	7-31-2017	1.31%	$19		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Large Cap Growth Fund	Class A	Contractual	6-1-2006	7-31-2017	1.15%	$266		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2017	1.15%	$25		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-13-2011	7-31-2017	0.88%	$37		Shareholder Servicing
	Class Y	Contractual	6-1-2006	7-31-2017	1.06%	$56		12b-1 Fees and/or Shareholder Servicing
Ivy Limited-Term Bond Fund	Class E	Contractual	8-1-2010	7-31-2017	0.98%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy Managed International Opportunities Fund	Class A	Contractual	3-17-2014	7-31-2017	0.49%	$28		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	3-17-2014	7-31-2017	1.40%	$1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	3-17-2014	7-31-2017	1.29%	$—		N/A
	Class E	Contractual	3-17-2014	7-31-2017	0.39%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2017	0.16%	$3		Shareholder Servicing
	Class R	Contractual	3-17-2014	7-31-2017	0.72%	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2017	0.38%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	3-17-2014	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Micro Cap Growth Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Mid Cap Growth Fund	Class A	Contractual	8-1-2014	7-31-2017	1.31%	$224		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2017	1.30%	$28		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Mid Cap Income Opportunities Fund	Class A	Contractual	10-1-2014	7-31-2017	1.35%	$90		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2014	7-31-2017	2.07%	$7		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	10-1-2014	7-31-2017	1.30%	$—		N/A
	Class I	Contractual	10-1-2014	7-31-2017	1.05%	$70		Shareholder Servicing
	Class N	Contractual	10-1-2014	7-31-2017	1.05%	$—		N/A
	Class R	Contractual	10-1-2014	7-31-2017	1.80%	$—		N/A
	Class Y	Contractual	10-1-2014	7-31-2017	1.35%	$2		12b-1 Fees and/or Shareholder Servicing

2017	ANNUAL REPORT	295

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Municipal Bond Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing
Ivy Municipal High Income Fund	Class B	Contractual	8-1-2011	7-31-2018	1.62%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	8-1-2011	7-31-2018	1.58%	$37		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2018	0.68%	$88		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2018	0.94%	$15		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Small Cap Core Fund	Class Y	Contractual	8-1-2008	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Small Cap Growth Fund	Class E	Contractual	8-1-2008	7-31-2017	1.43%	$19		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A
Ivy Tax-Managed Equity Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing
Ivy Value Fund	Class Y	Contractual	8-1-2011	7-31-2017	Not to exceed Class A	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class B, Class C, Class E, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	The Fund’s management fee is being reduced by 0.16% of average daily net assets.

(3)	Minimum yield was 0.02% from April 1, 2016 through October 13, 2016 and 0.01% from October 14, 2016 through March 31, 2017.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	RELATED PARTY TRANSACTIONS

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales
Ivy European Opportunities Fund	$—	$409
Ivy Global Bond Fund	—	1,481
Ivy Global Equity Income Fund	—	238
Ivy Global Income Allocation Fund	438	—
Ivy High Income Fund	—	133,971
Ivy International Core Equity Fund	659	1,753
Ivy Limited-Term Bond Fund	15,039	—
Ivy Municipal Bond Fund	—	8,172
Ivy Small Cap Growth Fund	307	—

9.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow

296	ANNUAL REPORT	2017

money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2017.

10.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2017 follows:

	3-31-16 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-17 Share Balance	3-31-17 Value
Ivy High Income Fund
Larchmont Resources LLC(2)	—	$4,978	$—	$—	$—	15	$5,790
Maritime Finance Co. Ltd.	1,750	—	—	—	935	1,750	18,021

				$—	$935		$23,811

	3-31-16 Principal Balance				Interest Received	3-31-17 Principal Balance
Larchmont Resources LLC (1-Month LIBOR plus 900 bps), 10.000%, 8-7-20	$12,007	$11,362	$—	$—	$293	$12,007	$11,976

	3-31-16 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	3-31-17 Share Balance	3-31-17 Value
Ivy Managed International Opportunities Fund
Ivy Emerging Markets Equity Fund, Class I(2)	1,397	$12,838	$2,825	$2,638	$—	1,880	$32,851
Ivy European Opportunities Fund, Class I	1,435	3,780	10,362	5,575	656	987	28,418
Ivy Global Growth Fund, Class I(2)	1,276	466	23,857	11,070	—	435	18,909
Ivy Global Income Allocation Fund, Class I	2,201	2,757	5,447	1,892	1,210	1,880	28,310
Ivy International Core Equity Fund, Class I	3,620	25,201	7,206	4,481	1,053	4,422	79,911

				$25,656	$2,919		$188,399

	3-31-16 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-17 Share Balance	3-31-17 Value
Ivy Municipal High Income Fund
1155 Island Avenue LLC	6,578	$—	$—	$—	$—	6,578	$2,039

	3-31-16 Principal Balance				Interest Received	3-31-17 Principal Balance
1155 Island Avenue LLC (10.000% Cash or 12.500% PIK), 10.000%, 12-11-24	$2,960	$—	$—	$—	$297	$2,960	$2,962
1155 Island Avenue LLC, 10.000%, 12-11-24	395	—	85	—	37	310	311

				$—	$334		$3,273

(1)	Included in Realized Gain/Loss, if applicable, are distributions from the capital gains from the underlying securities.

(2)	No dividends were paid during the preceding 12 months.

2017	ANNUAL REPORT	297

11.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Advantus Bond Fund	$975,122	$447,387	$1,065,140	$427,308
Ivy Core Equity Fund	—	919,366	—	1,187,259
Ivy Cundill Global Value Fund	—	103,311	—	137,758
Ivy Dividend Opportunities Fund	—	183,411	—	183,605
Ivy Emerging Markets Equity Fund	—	595,910	—	351,985
Ivy European Opportunities Fund	—	156,615	—	213,213
Ivy Global Bond Fund	13,657	17,680	11,020	49,266
Ivy Global Equity Income Fund	—	377,019	—	339,487
Ivy Global Growth Fund	—	296,186	—	371,265
Ivy Global Income Allocation Fund	—	491,624	9,395	532,426
Ivy Government Money Market Fund	—	—	—	—
Ivy High Income Fund	—	1,545,302	—	2,050,802
Ivy International Core Equity Fund	—	3,577,717	—	3,707,688
Ivy Large Cap Growth Fund	—	708,091	—	934,286
Ivy Limited-Term Bond Fund	160,184	919,192	344,470	856,001
Ivy Managed International Opportunities Fund	—	45,042	—	75,353
Ivy Micro Cap Growth Fund	—	49,987	—	83,975
Ivy Mid Cap Growth Fund	—	374,550	—	1,641,650
Ivy Mid Cap Income Opportunities Fund	—	233,136	—	59,733
Ivy Municipal Bond Fund	—	26,561	—	31,518
Ivy Municipal High Income Fund	—	101,839	—	285,434
Ivy Small Cap Core Fund	—	650,283	—	465,218
Ivy Small Cap Growth Fund	—	480,274	—	585,604
Ivy Tax-Managed Equity Fund	—	51,913	—	61,399
Ivy Value Fund	—	163,845	—	147,787

12.	IN-KIND REDEMPTIONS

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, a Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; a Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gains (losses) to paid-in capital. During the year ended March 31, 2017, the following Funds realized gains or losses from in-kind redemptions ($ amounts in thousands) of approximately:

Fund	Realized Gains	Realized Losses
Ivy Large Cap Growth Fund	$30,427	$(598)
Ivy Small Cap Growth Fund	30,065	(295)

298	ANNUAL REPORT	2017

13.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Advantus Bond Fund				Ivy Core Equity Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	8,589	$91,338	23,299	$245,091	4,710	$61,865	11,640	$156,225
Class B	133	1,426	281	2,936	114	1,270	137	1,546
Class C	887	9,469	1,574	16,461	1,088	12,554	1,662	19,826
Class E	168	1,800	93	969	217	2,848	202	2,753
Class I	56,092	600,304	1,085	11,345	21,338	301,046	3,045	46,161
Class N	97	1,029	42	439	325	4,714	11,043	161,909
Class R	609	6,446	265	2,758	50	650	64	866
Class Y	315	3,366	240	2,508	902	12,783	3,556	53,138
Shares issued in reinvestment of distributions to shareholders:
Class A	700	7,450	1,591	16,732	758	9,983	2,966	38,712
Class B	8	83	7	75	24	269	57	637
Class C	44	473	35	371	350	4,031	798	9,173
Class E	10	111	8	88	31	404	54	698
Class I	952	10,169	18	184	871	12,703	784	11,279
Class N	5	50	4	36	275	4,015	206	2,965
Class R	9	95	1	12	3	43	8	106
Class Y	11	113	6	64	143	2,030	434	6,089
Shares redeemed:
Class A	(56,758)	(606,588)	(22,504)	(236,276)	(28,469)	(364,882)	(14,467)	(195,349)
Class B	(290)	(3,090)	(222)	(2,331)	(321)	(3,606)	(220)	(2,543)
Class C	(1,602)	(17,047)	(1,019)	(10,729)	(3,123)	(36,175)	(3,585)	(42,806)
Class E	(149)	(1,580)	(73)	(769)	(157)	(2,067)	(147)	(1,988)
Class I	(15,245)	(162,594)	(456)	(4,796)	(8,871)	(130,388)	(6,558)	(96,316)
Class N	(91)	(979)	(20)	(212)	(3,720)	(54,513)	(910)	(12,997)
Class R	(188)	(2,011)	(16)	(163)	(32)	(418)	(49)	(644)
Class Y	(168)	(1,799)	(205)	(2,153)	(4,877)	(68,656)	(2,612)	(37,844)
Net increase (decrease)	(5,862)	$(61,966)	4,034	$42,640	(18,371)	$(229,497)	8,108	$121,596

2017	ANNUAL REPORT	299

	Ivy Cundill Global Value Fund				Ivy Dividend Opportunities Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	694	$10,617	1,882	$29,068	2,430	$42,761	3,370	$61,029
Class B	2	29	4	52	63	1,087	42	741
Class C	62	925	255	3,443	460	8,030	471	8,150
Class E	12	194	8	128	67	1,177	41	745
Class I	7,149	102,985	179	2,806	10,986	190,964	263	4,757
Class N	22	355	5	77	117	2,070	18	315
Class R	— *	3	1	11	15	271	6	104
Class Y	15	226	97	1,529	43	773	72	1,321
Shares issued in reinvestment of distributions to shareholders:
Class A	20	332	120	1,767	438	7,671	1,419	24,638
Class B	—	—	—	—	16	267	37	630
Class C	—	—	3	43	92	1,586	190	3,257
Class E	— *	5	— *	7	17	291	27	459
Class I	43	725	4	56	457	8,053	62	1,083
Class N	1	10	1	19	6	111	2	25
Class R	—	—	— *	— *	— *	4	—	—
Class Y	1	13	2	33	16	281	36	633
Shares redeemed:
Class A	(8,342)	(117,120)	(6,051)	(94,160)	(11,322)	(195,594)	(5,019)	(91,393)
Class B	(39)	(544)	(59)	(832)	(153)	(2,649)	(198)	(3,524)
Class C	(322)	(4,649)	(352)	(5,040)	(901)	(15,712)	(862)	(15,431)
Class E	(12)	(182)	(18)	(285)	(62)	(1,086)	(49)	(879)
Class I	(2,014)	(32,400)	(193)	(3,013)	(2,850)	(50,875)	(223)	(4,037)
Class N	(22)	(362)	(21)	(312)	(26)	(465)	(7)	(130)
Class R	—	—	(1)	(17)	(4)	(68)	— *	(1)
Class Y	(62)	(940)	(91)	(1,443)	(165)	(2,916)	(192)	(3,558)
Net decrease	(2,792)	$(39,778)	(4,225)	$(66,063)	(260)	$(3,968)	(494)	$(11,066)

*	Not shown due to rounding.

300	ANNUAL REPORT	2017

	Ivy Emerging Markets Equity Fund				Ivy European Opportunities Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,259	$95,478	8,831	$131,784	405	$10,805	2,619	$74,855
Class B	51	635	50	595	1	28	8	222
Class C	908	12,240	1,045	13,754	29	749	227	6,249
Class E	—	—	—	—	—	—	—	—
Class I	25,622	394,279	12,674	195,097	3,169	80,398	1,086	31,972
Class N	703	11,574	293	4,234	12	341	17	485
Class R	427	6,373	351	4,898	2	47	6	179
Class Y	1,508	23,105	1,450	23,215	7	183	99	3,011
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	248	3,341	37	1,003	21	600
Class B	—	—	2	26	— *	5	—	—
Class C	—	—	16	189	3	66	—	—
Class E	—	—	— *	1	— *	1	— *	— *
Class I	—	—	75	1,033	66	1,793	11	311
Class N	—	—	5	65	1	22	1	15
Class R	—	—	— *	4	— *	— *	— *	— *
Class Y	—	—	5	71	— *	10	— *	5
Shares redeemed:
Class A	(15,406)	(217,287)	(9,794)	(139,261)	(4,129)	(105,191)	(1,469)	(41,023)
Class B	(115)	(1,423)	(158)	(1,893)	(16)	(399)	(23)	(627)
Class C	(1,089)	(14,097)	(822)	(10,141)	(187)	(4,732)	(128)	(3,392)
Class E	—	—	—	—	—	—	—	—
Class I	(7,345)	(113,748)	(11,619)	(174,048)	(1,619)	(43,925)	(405)	(11,483)
Class N	(232)	(3,696)	(155)	(2,203)	(20)	(541)	(21)	(557)
Class R	(151)	(2,280)	(42)	(548)	— *	(7)	(1)	(17)
Class Y	(997)	(15,083)	(1,337)	(18,573)	(17)	(459)	(128)	(3,659)
Net increase (decrease)	10,143	$176,070	1,118	$31,640	(2,256)	$(59,803)	1,920	$57,146

*	Not shown due to rounding.

2017	ANNUAL REPORT	301

	Ivy Global Bond Fund				Ivy Global Equity Income Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,742	$16,426	5,031	$46,635	4,428	$53,508	6,756	$84,231
Class B	38	361	38	348	21	257	28	342
Class C	212	2,007	401	3,728	231	2,794	488	6,120
Class I	10,172	95,689	860	8,063	24,155	283,183	192	2,330
Class N	356	3,345	22	204	35	431	32	400
Class R	24	230	9	82	10	115	10	122
Class Y	86	822	98	927	23	284	36	441
Shares issued in reinvestment of distributions to shareholders:
Class A	148	1,398	437	4,066	431	5,090	1,215	14,810
Class B	3	32	7	61	2	19	3	30
Class C	21	196	43	396	18	219	35	420
Class I	153	1,457	96	895	487	5,872	14	172
Class N	6	52	1	4	4	46	6	70
Class R	— *	5	1	5	— *	3	— *	— *
Class Y	6	54	11	102	1	7	2	28
Shares redeemed:
Class A	(11,331)	(106,286)	(9,393)	(87,177)	(20,144)	(234,338)	(6,131)	(75,975)
Class B	(123)	(1,164)	(197)	(1,858)	(28)	(337)	(14)	(168)
Class C	(815)	(7,711)	(1,441)	(13,365)	(445)	(5,369)	(343)	(4,103)
Class I	(3,718)	(35,332)	(4,027)	(37,203)	(6,270)	(75,846)	(137)	(1,672)
Class N	(101)	(956)	(4)	(33)	(45)	(546)	(47)	(582)
Class R	(10)	(98)	(6)	(56)	(18)	(222)	— *	(2)
Class Y	(78)	(740)	(368)	(3,438)	(58)	(699)	(18)	(219)
Net increase (decrease)	(3,209)	$(30,213)	(8,381)	$(77,614)	2,838	$34,471	2,127	$26,795

*	Not shown due to rounding.

302	ANNUAL REPORT	2017

	Ivy Global Growth Fund				Ivy Global Income Allocation Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	613	$24,313	2,437	$99,367	4,202	$59,712	13,167	$191,276
Class B	4	138	18	637	43	602	57	780
Class C	150	5,211	172	6,157	897	12,640	2,488	35,063
Class E	—	—	—	—	64	906	41	598
Class I	7,168	275,983	891	37,653	33,587	466,265	3,168	46,828
Class N	182	7,181	13	541	37	535	26	378
Class R	28	1,099	43	1,729	19	269	— *	4
Class Y	132	5,254	334	13,390	122	1,778	69	982
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	207	8,411	942	13,204	1,768	25,448
Class B	—	—	2	62	8	111	9	133
Class C	—	—	15	515	97	1,351	108	1,527
Class E	—	—	— *	3	8	109	7	108
Class I	—	—	45	1,859	884	12,701	157	2,254
Class N	—	—	1	60	5	65	5	70
Class R	—	—	1	32	—	—	—	—
Class Y	—	—	4	160	3	50	5	68
Shares redeemed:
Class A	(7,525)	(285,172)	(2,616)	(107,243)	(35,483)	(488,405)	(12,751)	(181,779)
Class B	(29)	(1,006)	(48)	(1,722)	(114)	(1,606)	(102)	(1,445)
Class C	(204)	(7,094)	(159)	(5,736)	(1,544)	(21,763)	(2,116)	(29,195)
Class E	—	—	—	—	(51)	(726)	(31)	(438)
Class I	(2,904)	(118,255)	(764)	(31,579)	(8,798)	(127,427)	(1,986)	(28,001)
Class N	(79)	(3,212)	(8)	(319)	(40)	(576)	(14)	(206)
Class R	(32)	(1,284)	(12)	(474)	(17)	(251)	— *	— *
Class Y	(238)	(9,536)	(172)	(7,182)	(67)	(957)	(111)	(1,600)
Net increase (decrease)	(2,734)	$(106,380)	404	$16,321	(5,196)	$(71,413)	3,964	$62,853

*	Not shown due to rounding.

2017	ANNUAL REPORT	303

	Ivy Government Money Market Fund				Ivy High Income Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	321,835	$321,835	200,299	$200,299	58,694	$430,146	78,014	$586,497
Class B	3,635	3,635	6,630	6,630	553	4,066	445	3,270
Class C	27,720	27,720	74,816	74,816	18,215	133,637	24,085	181,242
Class E	3,888	3,888	4,778	4,778	338	2,478	228	1,704
Class I	N/A	N/A	N/A	N/A	171,766	1,253,661	97,027	721,563
Class N	N/A	N/A	N/A	N/A	2,366	17,514	7,573	55,816
Class R	N/A	N/A	N/A	N/A	2,015	14,799	2,923	22,122
Class Y	N/A	N/A	N/A	N/A	25,827	189,914	25,565	191,403
Shares issued in reinvestment of distributions to shareholders:
Class A	51	51	27	27	12,923	94,683	22,497	168,026
Class B	1	1	1	1	578	4,239	769	5,736
Class C	5	5	7	7	7,248	53,198	9,665	72,161
Class E	1	1	1	1	87	639	89	658
Class I	N/A	N/A	N/A	N/A	13,101	96,486	15,391	115,649
Class N	N/A	N/A	N/A	N/A	450	3,290	345	2,473
Class R	N/A	N/A	N/A	N/A	597	4,390	574	4,247
Class Y	N/A	N/A	N/A	N/A	3,135	23,032	4,317	32,379
Shares redeemed:
Class A	(304,392)	(304,392)	(152,973)	(152,973)	(177,033)	(1,286,634)	(191,909)	(1,411,639)
Class B	(4,605)	(4,605)	(4,587)	(4,587)	(2,833)	(20,794)	(5,530)	(40,731)
Class C	(43,257)	(43,257)	(62,687)	(62,687)	(46,241)	(338,974)	(85,521)	(632,034)
Class E	(4,438)	(4,438)	(3,388)	(3,388)	(328)	(2,412)	(368)	(2,717)
Class I	N/A	N/A	N/A	N/A	(139,630)	(1,026,757)	(241,309)	(1,787,156)
Class N	N/A	N/A	N/A	N/A	(6,264)	(45,497)	(1,589)	(11,717)
Class R	N/A	N/A	N/A	N/A	(2,329)	(17,185)	(1,679)	(12,357)
Class Y	N/A	N/A	N/A	N/A	(35,591)	(262,335)	(62,673)	(471,947)
Net increase (decrease)	444	$444	62,924	$62,924	(92,356)	$(674,416)	(301,071)	$(2,205,352)

304	ANNUAL REPORT	2017

	Ivy International Core Equity Fund				Ivy Large Cap Growth Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	14,706	$243,306	40,471	$696,382	6,888	$125,044	22,690	$422,491
Class B	116	1,718	157	2,413	178	2,596	316	4,670
Class C	2,702	40,108	10,221	159,550	1,195	18,529	2,566	41,121
Class E	61	1,029	98	1,695	120	2,189	216	4,018
Class I	111,785	1,826,777	76,156	1,300,207	44,916	815,931	2,620	50,301
Class N	13,232	222,469	17,878	307,722	55	1,059	117	2,226
Class R	1,387	23,081	1,464	25,019	175	3,094	397	7,152
Class Y	9,861	164,850	17,363	293,941	397	7,412	1,282	23,505
Shares issued in reinvestment of distributions to shareholders:
Class A	634	10,553	739	12,239	1,184	21,090	3,824	70,292
Class B	5	70	1	15	40	566	52	764
Class C	136	2,017	42	630	290	4,377	343	5,435
Class E	5	79	2	34	32	573	37	682
Class I	2,358	39,444	1,035	17,216	2,242	41,785	839	16,061
Class N	438	7,342	143	2,391	1	15	21	404
Class R	26	439	8	130	53	912	73	1,300
Class Y	265	4,437	259	4,320	88	1,600	389	7,300
Shares redeemed:
Class A	(79,736)	(1,272,835)	(22,721)	(381,922)	(50,383)	(877,941)	(15,764)	(290,567)
Class B	(231)	(3,397)	(290)	(4,357)	(339)	(4,943)	(369)	(5,561)
Class C	(6,851)	(101,345)	(3,016)	(44,667)	(2,555)	(39,850)	(1,413)	(22,339)
Class E	(84)	(1,396)	(46)	(775)	(142)	(2,608)	(68)	(1,253)
Class I	(56,217)	(939,946)	(34,754)	(574,949)	(14,102)	(271,049)	(4,658)	(89,023)
Class N	(4,951)	(83,535)	(1,222)	(20,416)	(382)	(7,035)	(71)	(1,336)
Class R	(511)	(8,507)	(287)	(4,714)	(412)	(7,313)	(551)	(10,130)
Class Y	(22,719)	(381,809)	(11,273)	(192,331)	(5,632)	(105,205)	(1,474)	(27,657)
Net increase (decrease)	(13,583)	$(205,051)	92,428	$1,599,773	(16,093)	$(269,172)	11,414	$209,856

2017	ANNUAL REPORT	305

	Ivy Limited-Term Bond Fund				Ivy Managed International Opportunities Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	29,542	$321,281	60,281	$651,914	1,052	$10,156	3,639	$36,592
Class B	253	2,750	492	5,300	2	18	15	156
Class C	2,065	22,470	6,384	69,015	74	710	109	1,109
Class E	223	2,428	165	1,788	—	—	—	—
Class I	100,519	1,098,671	4,230	45,749	12,890	118,814	106	1,063
Class N	8,890	96,919	86	930	N/A	N/A	N/A	N/A
Class R	56	606	45	486	9	85	— *	2
Class Y	960	10,469	488	5,279	8	82	67	722
Shares issued in reinvestment of distributions to shareholders:
Class A	1,176	12,787	1,895	20,500	73	721	148	1,431
Class B	8	83	6	63	1	5	— *	1
Class C	75	816	63	683	2	20	1	7
Class E	7	76	4	48	1	5	— *	3
Class I	1,174	12,759	57	619	138	1,360	1	14
Class N	127	1,375	4	44	N/A	N/A	N/A	N/A
Class R	— *	4	— *	4	—	—	—	—
Class Y	26	280	21	224	1	6	1	6
Shares redeemed:
Class A	(127,140)	(1,387,340)	(53,618)	(580,153)	(14,121)	(129,980)	(5,441)	(54,517)
Class B	(619)	(6,734)	(475)	(5,141)	(66)	(630)	(82)	(800)
Class C	(5,887)	(63,986)	(5,395)	(58,403)	(169)	(1,603)	(122)	(1,172)
Class E	(143)	(1,554)	(124)	(1,341)	—	—	—	—
Class I	(26,190)	(284,291)	(3,190)	(34,508)	(2,983)	(29,829)	(114)	(1,138)
Class N	(1,126)	(12,260)	(180)	(1,950)	N/A	N/A	N/A	N/A
Class R	(58)	(629)	(18)	(200)	(1)	(10)	—	—
Class Y	(993)	(10,770)	(960)	(10,390)	(17)	(163)	(155)	(1,622)
Net increase (decrease)	(17,055)	$(183,790)	10,261	$110,560	(3,106)	$(30,233)	(1,827)	$(18,143)

*	Not shown due to rounding.

306	ANNUAL REPORT	2017

	Ivy Micro Cap Growth Fund				Ivy Mid Cap Growth Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,043	$22,888	1,695	$37,277	4,301	$85,370	10,174	$216,107
Class B	9	187	11	228	121	1,998	121	2,107
Class C	59	1,262	85	1,882	1,159	20,270	3,205	60,931
Class E	N/A	N/A	N/A	N/A	88	1,727	75	1,556
Class I	3,757	79,041	236	5,407	23,407	493,522	25,264	563,891
Class N	42	972	46	1,032	2,779	59,438	4,973	105,259
Class R	7	164	6	128	603	11,815	1,173	24,509
Class Y	15	345	13	317	3,066	63,584	6,442	141,675
Shares issued in reinvestment of distributions to shareholders:
Class A	47	1,127	305	6,384	884	17,805	4,329	82,637
Class B	1	21	4	72	45	745	129	2,046
Class C	5	102	18	359	484	8,498	1,552	26,145
Class E	N/A	N/A	N/A	N/A	15	297	38	705
Class I	37	904	25	528	1,997	42,946	9,144	185,349
Class N	1	25	5	99	98	2,118	253	5,136
Class R	— *	4	— *	9	89	1,761	321	6,036
Class Y	1	14	2	44	491	10,288	2,116	41,960
Shares redeemed:
Class A	(4,768)	(97,812)	(2,857)	(63,357)	(26,110)	(515,263)	(16,775)	(344,854)
Class B	(21)	(440)	(26)	(521)	(335)	(5,511)	(282)	(4,824)
Class C	(122)	(2,500)	(157)	(3,299)	(5,687)	(99,198)	(5,373)	(96,246)
Class E	N/A	N/A	N/A	N/A	(71)	(1,379)	(57)	(1,121)
Class I	(1,409)	(32,361)	(531)	(12,299)	(46,039)	(978,151)	(82,134)	(1,749,180)
Class N	(67)	(1,479)	(41)	(857)	(3,774)	(78,938)	(2,486)	(49,938)
Class R	(11)	(227)	(3)	(62)	(1,783)	(34,897)	(1,860)	(38,728)
Class Y	(20)	(454)	(43)	(994)	(12,666)	(261,007)	(13,715)	(292,957)
Net decrease	(1,394)	$(28,217)	(1,207)	$(27,623)	(56,838)	$(1,152,162)	(53,373)	$(1,111,799)

*	Not shown due to rounding.

2017	ANNUAL REPORT	307

	Ivy Mid Cap Income Opportunities Fund				Ivy Municipal Bond Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	10,872	$127,692	6,690	$70,300	2,575	$31,330	6,586	$79,089
Class B	N/A	N/A	N/A	N/A	31	379	67	803
Class C	1,359	16,315	207	2,157	378	4,556	1,044	12,558
Class E	202	2,449	—	—	N/A	N/A	N/A	N/A
Class I	17,184	203,633	119	1,283	10,759	131,853	401	4,822
Class N	395	4,785	38	408	N/A	N/A	N/A	N/A
Class R	204	2,459	—	—	N/A	N/A	N/A	N/A
Class Y	1,097	13,142	148	1,505	15	178	17	202
Shares issued in reinvestment of distributions to shareholders:
Class A	75	912	82	845	168	2,023	271	3,249
Class B	N/A	N/A	N/A	N/A	2	25	2	24
Class C	4	45	1	12	31	375	28	333
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	105	1,286	1	10	165	1,979	11	128
Class N	1	16	1	9	N/A	N/A	N/A	N/A
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	2	30	2	16	1	9	— *	7
Shares redeemed:
Class A	(10,302)	(118,342)	(1,911)	(19,748)	(12,106)	(147,889)	(3,982)	(47,689)
Class B	N/A	N/A	N/A	N/A	(58)	(690)	(56)	(665)
Class C	(563)	(6,964)	(71)	(732)	(894)	(10,693)	(506)	(6,075)
Class E	(201)	(2,429)	—	—	N/A	N/A	N/A	N/A
Class I	(4,269)	(52,023)	(155)	(1,615)	(3,507)	(41,913)	(109)	(1,304)
Class N	(264)	(3,173)	(10)	(107)	N/A	N/A	N/A	N/A
Class R	(201)	(2,423)	—	—	N/A	N/A	N/A	N/A
Class Y	(908)	(10,844)	(70)	(698)	(31)	(365)	(4)	(48)
Net increase (decrease)	14,792	$176,566	5,072	$53,645	(2,471)	$(28,843)	3,770	$45,434

*	Not shown due to rounding.

308	ANNUAL REPORT	2017

	Ivy Municipal High Income Fund				Ivy Small Cap Core Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	14,476	$76,651	25,667	$135,057	6,638	$109,678	1,815	$28,296
Class B	138	727	199	1,048	210	2,899	9	109
Class C	4,139	21,899	8,691	45,804	1,290	19,175	196	2,695
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	55,943	294,333	33,698	177,247	14,323	252,978	283	4,756
Class N	N/A	N/A	N/A	N/A	310	5,711	58	951
Class R	N/A	N/A	N/A	N/A	306	5,128	89	1,395
Class Y	1,433	7,432	1,496	7,875	1,028	18,061	256	4,274
Shares issued in reinvestment of distributions to shareholders:
Class A	2,131	11,200	2,451	12,890	477	8,343	1,826	25,741
Class B	49	260	49	256	14	197	31	361
Class C	1,047	5,501	1,011	5,318	70	1,065	163	2,028
Class E	N/A	N/A	N/A	N/A	— *	8	1	18
Class I	4,177	21,953	3,803	19,997	375	7,059	185	2,797
Class N	N/A	N/A	N/A	N/A	13	255	28	426
Class R	N/A	N/A	N/A	N/A	13	218	20	280
Class Y	128	672	135	708	36	650	55	807
Shares redeemed:
Class A	(44,293)	(233,288)	(25,405)	(133,482)	(9,258)	(145,421)	(3,934)	(61,834)
Class B	(610)	(3,184)	(408)	(2,144)	(88)	(1,199)	(64)	(834)
Class C	(14,234)	(74,260)	(9,790)	(51,467)	(350)	(5,103)	(372)	(5,135)
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	(71,660)	(372,825)	(37,399)	(196,480)	(2,984)	(54,387)	(427)	(6,960)
Class N	N/A	N/A	N/A	N/A	(89)	(1,582)	(31)	(503)
Class R	N/A	N/A	N/A	N/A	(148)	(2,554)	(37)	(577)
Class Y	(2,623)	(13,715)	(1,642)	(8,614)	(384)	(6,827)	(354)	(5,977)
Net increase (decrease)	(49,759)	$(256,644)	2,556	$14,013	11,802	$214,352	(204)	$(6,886)

*	Not shown due to rounding.

2017	ANNUAL REPORT	309

	Ivy Small Cap Growth Fund				Ivy Tax-Managed Equity Fund
	Year ended 3-31-17		Year ended 3-31-16		Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,412	$55,054	5,298	$89,117	856	$16,555	3,510	$68,310
Class B	67	840	43	591	7	134	25	478
Class C	1,006	13,745	969	14,100	84	1,552	214	3,999
Class E	117	1,900	73	1,236	N/A	N/A	N/A	N/A
Class I	10,438	209,067	2,453	50,180	4,393	82,757	211	4,081
Class N	2,382	47,141	358	7,264	N/A	N/A	N/A	N/A
Class R	710	11,364	856	14,412	N/A	N/A	N/A	N/A
Class Y	2,260	44,153	2,420	47,994	2	45	6	124
Shares issued in reinvestment of distributions to shareholders:
Class A	829	13,748	2,951	45,529	—	—	94	1,840
Class B	47	591	115	1,393	—	—	— *	5
Class C	822	11,322	1,939	25,307	—	—	4	69
Class E	26	434	53	815	N/A	N/A	N/A	N/A
Class I	537	11,335	872	16,860	—	—	4	73
Class N	136	2,876	122	2,371	N/A	N/A	N/A	N/A
Class R	154	2,511	339	5,161	N/A	N/A	N/A	N/A
Class Y	299	5,994	1,312	24,207	—	—	— *	7
Shares redeemed:
Class A	(12,503)	(195,128)	(6,796)	(112,319)	(4,804)	(89,692)	(1,522)	(28,839)
Class B	(172)	(2,152)	(197)	(2,566)	(18)	(333)	(21)	(392)
Class C	(2,787)	(37,583)	(2,358)	(33,616)	(112)	(2,067)	(44)	(814)
Class E	(77)	(1,244)	(46)	(731)	N/A	N/A	N/A	N/A
Class I	(5,805)	(117,165)	(3,613)	(72,765)	(1,228)	(24,483)	(155)	(2,960)
Class N	(626)	(12,913)	(210)	(4,275)	N/A	N/A	N/A	N/A
Class R	(924)	(14,707)	(760)	(12,435)	N/A	N/A	N/A	N/A
Class Y	(7,700)	(152,198)	(4,142)	(82,260)	(8)	(160)	(20)	(383)
Net increase (decrease)	(7,352)	$(101,015)	2,051	$25,570	(828)	$(15,692)	2,306	$45,598

*	Not shown due to rounding.

310	ANNUAL REPORT	2017

	Ivy Value Fund
	Year ended 3-31-17		Year ended 3-31-16
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,737	$36,272	2,974	$64,213
Class B	39	778	34	693
Class C	219	4,574	293	6,025
Class E	—	—	—	—
Class I	9,872	198,098	125	2,804
Class N	366	7,470	35	770
Class R	— *	6	1	8
Class Y	89	1,825	23	495
Shares issued in reinvestment of distributions to shareholders:
Class A	174	3,544	1,436	29,148
Class B	2	38	19	364
Class C	14	283	100	1,969
Class E	— *	4	1	18
Class I	116	2,516	43	871
Class N	9	191	9	177
Class R	— *	— *	— *	1
Class Y	2	36	3	67
Shares redeemed:
Class A	(9,933)	(196,212)	(4,471)	(99,830)
Class B	(72)	(1,405)	(83)	(1,747)
Class C	(272)	(5,486)	(410)	(8,681)
Class E	—	—	—	—
Class I	(2,166)	(46,566)	(437)	(10,011)
Class N	(67)	(1,403)	(5)	(102)
Class R	(1)	(16)	— *	— *
Class Y	(141)	(3,061)	(67)	(1,551)
Net increase (decrease)	(13)	$1,486	(377)	$(14,299)

*	Not shown due to rounding.

14.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At year ended March 31, 2017, Ivy High Income Fund had outstanding bridge loan commitments of $59,129. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

2017	ANNUAL REPORT	311

15.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2017 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Advantus Bond Fund	$715,993	$13,474	$4,853	$8,621
Ivy Core Equity Fund	800,963	162,521	8,432	154,089
Ivy Cundill Global Value Fund	178,895	44,198	9,619	34,579
Ivy Dividend Opportunities Fund	305,053	80,300	1,464	78,836
Ivy Emerging Markets Equity Fund	654,168	188,154	4,443	183,711
Ivy European Opportunities Fund	152,476	28,089	1,593	26,496
Ivy Global Bond Fund	165,083	4,334	9,637	(5,303)
Ivy Global Equity Income Fund	307,103	33,996	2,544	31,452
Ivy Global Growth Fund	358,619	76,375	1,094	75,281
Ivy Global Income Allocation Fund	724,343	39,278	32,798	6,480
Ivy Government Money Market Fund	200,503	—	—	—
Ivy High Income Fund	4,732,253	149,581	363,592	(214,011)
Ivy International Core Equity Fund	4,536,967	511,511	89,509	422,002
Ivy Large Cap Growth Fund	1,092,591	546,406	12,406	534,000
Ivy Limited-Term Bond Fund	1,606,609	6,969	8,807	(1,838)
Ivy Managed International Opportunities Fund	170,975	17,861	—	17,861
Ivy Micro Cap Growth Fund	129,553	46,182	9,008	37,174
Ivy Mid Cap Growth Fund	1,806,703	579,964	159,706	420,258
Ivy Mid Cap Income Opportunities Fund	285,147	40,949	1,091	39,858
Ivy Municipal Bond Fund	182,488	8,851	1,520	7,331
Ivy Municipal High Income Fund	1,051,952	67,290	82,526	(15,236)
Ivy Small Cap Core Fund	453,460	74,929	2,265	72,664
Ivy Small Cap Growth Fund	736,659	268,820	9,082	259,738
Ivy Tax-Managed Equity Fund	87,298	31,157	817	30,340
Ivy Value Fund	270,923	58,846	5,685	53,161

312	ANNUAL REPORT	2017

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended March 31, 2017 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Advantus Bond Fund	$280	$—	$—	$5,217	$—
Ivy Core Equity Fund	271	18,228	—	—	—
Ivy Cundill Global Value Fund	957	—	—	—	—
Ivy Dividend Opportunities Fund	2,645	5,447	—	—	—
Ivy Emerging Markets Equity Fund	—	—	—	—	136
Ivy European Opportunities Fund	524	—	—	—	—
Ivy Global Bond Fund	234	—	—	—	—
Ivy Global Equity Income Fund	673	—	—	—	—
Ivy Global Growth Fund	—	1,025	—	—	—
Ivy Global Income Allocation Fund	2,112	—	—	—	—
Ivy Government Money Market Fund	26	—	—	—	—
Ivy High Income Fund	1,380	—	—	—	—
Ivy International Core Equity Fund	12,917	—	—	—	—
Ivy Large Cap Growth Fund	1,035	36,410	—	—	—
Ivy Limited-Term Bond Fund	429	—	—	—	—
Ivy Managed International Opportunities Fund	—	—	—	—	71
Ivy Micro Cap Growth Fund	—	—	—	21	533
Ivy Mid Cap Growth Fund	—	96,977	—	—	7,156
Ivy Mid Cap Income Opportunities Fund	345	—	—	—	—
Ivy Municipal Bond Fund	64	—	—	—	—
Ivy Municipal High Income Fund	226	719	—	—	—
Ivy Small Cap Core Fund	8,469	5,048	—	—	—
Ivy Small Cap Growth Fund	—	76,821	—	—	2,104
Ivy Tax-Managed Equity Fund	—	—	—	—	70
Ivy Value Fund	396	2,738	—	—	—
Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

2017	ANNUAL REPORT	313

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2017 and 2016 were as follows:

	March 31, 2017		March 31, 2016
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Advantus Bond Fund	$20,119	$—	$18,123	$—
Ivy Core Equity Fund	5,259	30,772	14,021	62,572
Ivy Cundill Global Value Fund	1,105	—	1,992	—
Ivy Dividend Opportunities Fund	6,010	13,933	3,493	30,139
Ivy Emerging Markets Equity Fund	—	—	4,983	—
Ivy European Opportunities Fund	2,973	—	948	—
Ivy Global Bond Fund	3,572	—	6,423	—
Ivy Global Equity Income Fund	12,392	—	9,054	8,438
Ivy Global Growth Fund	—	—	573	11,167
Ivy Global Income Allocation Fund	28,894	—	31,144	—
Ivy Government Money Market Fund	62	—	38	—
Ivy High Income Fund	346,065	—	487,204	—
Ivy International Core Equity Fund	77,682	—	42,519	—
Ivy Large Cap Growth Fund	—	76,259	—	109,373
Ivy Limited-Term Bond Fund	30,357	—	23,128	—
Ivy Managed International Opportunities Fund	2,152	—	1,484	—
Ivy Micro Cap Growth Fund	—	2,235	—	7,628
Ivy Mid Cap Growth Fund	—	92,513	47,509	339,017
Ivy Mid Cap Income Opportunities Fund	2,452	—	1,322	—
Ivy Municipal Bond Fund	5,149	—	4,224	—
Ivy Municipal High Income Fund	54,485	—	53,839	—
Ivy Small Cap Core Fund	10,791	7,727	—	33,901
Ivy Small Cap Growth Fund	—	51,252	79	130,985
Ivy Tax-Managed Equity Fund	—	—	350	1,745
Ivy Value Fund	6,858	—	5,446	28,458

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

314	ANNUAL REPORT	2017

Accumulated capital losses represent net capital loss carryovers as of March 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended March 31, 2017:

	Pre-Enactment		Post-Enactment
Fund	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Advantus Bond Fund	$12,355	$1,704	$—	$—
Ivy Core Equity Fund	—	—	—	—
Ivy Cundill Global Value Fund	6,489	—	—	16,444
Ivy Dividend Opportunities Fund	—	—	—	—
Ivy Emerging Markets Equity Fund	606	—	104,504	—
Ivy European Opportunities Fund	115,739	—	17,377	4,502
Ivy Global Bond Fund	—	—	3,450	9,382
Ivy Global Equity Income Fund	—	—	22,747	2,488
Ivy Global Growth Fund	—	—	—	—
Ivy Global Income Allocation Fund	5,466	—	27,129	10,169
Ivy Government Money Market Fund	—	—	—	—
Ivy High Income Fund	—	—	34,237	587,254
Ivy International Core Equity Fund	—	—	152,517	2,325
Ivy Large Cap Growth Fund	—	—	—	—
Ivy Limited-Term Bond Fund	—	—	11,064	6,163
Ivy Managed International Opportunities Fund	297	3,709	—	—
Ivy Micro Cap Growth Fund	—	—	—	—
Ivy Mid Cap Growth Fund	—	—	—	—
Ivy Mid Cap Income Opportunities Fund	—	—	3,805	1,173
Ivy Municipal Bond Fund	84	146	—	2,269
Ivy Municipal High Income Fund	—	—	—	—
Ivy Small Cap Core Fund	—	—	—	—
Ivy Small Cap Growth Fund	—	—	—	—
Ivy Tax-Managed Equity Fund	—	—	1,471	—
Ivy Value Fund	—	—	—	—

Ivy Asset Strategy New Opportunities Fund was merged into Ivy Emerging Markets Equity Fund as of March 17, 2014. At the time of the merger, Ivy Asset Strategy New Opportunities Fund had capital loss carryovers available to offset future gains of the Ivy Emerging Markets Equity Fund. These carryovers are annually limited to $7,827 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales,

2017	ANNUAL REPORT	315

post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At March 31, 2017, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Advantus Bond Fund	$1,467	$1,506	$(2,973)	$—
Ivy Core Equity Fund	2,083	(2,083)	—	—
Ivy Cundill Global Value Fund	(63)	63	—	—
Ivy Dividend Opportunities Fund	628	(628)	— *	—
Ivy Emerging Markets Equity Fund	506	1,940	(2,446)	—
Ivy European Opportunities Fund	34	(34)	—	—
Ivy Global Bond Fund	(2,732)	2,732	—	—
Ivy Global Equity Income Fund	38	(38)	—	—
Ivy Global Growth Fund	357	83	(440)	—
Ivy Global Income Allocation Fund	(2,663)	2,663	—	—
Ivy Government Money Market Fund	—	—	—	—
Ivy High Income Fund	(4,384)	4,384	—	—
Ivy International Core Equity Fund	(924)	924	—	—
Ivy Large Cap Growth Fund	—	(26,853)	26,853	—
Ivy Limited-Term Bond Fund	1,126	(1,126)	—	—
Ivy Managed International Opportunities Fund	5	3,456	(3,461)	—
Ivy Micro Cap Growth Fund	2,060	163	(2,223)	—
Ivy Mid Cap Growth Fund	8,261	8	(8,269)	—
Ivy Mid Cap Income Opportunities Fund	502	(500)	(2)	—
Ivy Municipal Bond Fund	—	101	(101)	—
Ivy Municipal High Income Fund	—	22	(22)	—
Ivy Small Cap Core Fund	759	(759)	— *	—
Ivy Small Cap Growth Fund	14,783	(40,036)	25,246	7
Ivy Tax-Managed Equity Fund	281	103	(384)	—
Ivy Value Fund	(163)	164	(1)	—

*	Not shown due to rounding.

316	ANNUAL REPORT	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Advantus Bond Fund (formerly, Ivy Bond Fund), Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Government Money Market Fund (formerly, Ivy Money Market Fund), Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Small Cap Core Fund (formerly, Ivy Small Cap Value Fund), Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund, and Ivy Value Fund, each a series of Ivy Funds (the “Funds”), as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

May 22, 2017

2017	ANNUAL REPORT	317

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2017:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Advantus Bond Fund	$—	$—
Ivy Core Equity Fund	5,259,582	5,259,582
Ivy Cundill Global Value Fund	1,310,778	1,573,285
Ivy Dividend Opportunities Fund	5,420,732	6,009,589
Ivy Emerging Markets Equity Fund	—	—
Ivy European Opportunities Fund	—	3,332,350
Ivy Global Bond Fund	129,549	459,285
Ivy Global Equity Income Fund	3,851,803	13,266,716
Ivy Global Growth Fund	—	—
Ivy Global Income Allocation Fund	4,779,296	16,574,523
Ivy Government Money Market Fund	—	—
Ivy High Income Fund	—	—
Ivy International Core Equity Fund	413,193	85,798,626
Ivy Large Cap Growth Fund	—	—
Ivy Limited-Term Bond Fund	—	—
Ivy Managed International Opportunities Fund	214,532	2,359,854
Ivy Micro Cap Growth Fund	—	—
Ivy Mid Cap Growth Fund	—	—
Ivy Mid Cap Income Opportunities Fund	2,452,458	2,452,458
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	—	—
Ivy Small Cap Core Fund	2,171,569	2,264,465
Ivy Small Cap Growth Fund	—	—
Ivy Tax-Managed Equity Fund	—	—
Ivy Value Fund	4,066,140	3,962,093

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund hereby designate $5,025,395 and $53,822,877, respectively, of the dividends declared from net investment income as exempt from federal income tax for the tax period ending March 31, 2017.

318	ANNUAL REPORT	2017

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Advantus Bond Fund	$—
Ivy Core Equity Fund	30,771,729
Ivy Cundill Global Value Fund	—
Ivy Dividend Opportunities Fund	13,933,159
Ivy Emerging Markets Equity Fund	—
Ivy European Opportunities Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	—
Ivy Global Growth Fund	—
Ivy Global Income Allocation Fund	—
Ivy Government Money Market Fund	—
Ivy High Income Fund	—
Ivy International Core Equity Fund	—
Ivy Large Cap Growth Fund	76,258,790
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	—
Ivy Micro Cap Growth Fund	2,234,914
Ivy Mid Cap Growth Fund	92,513,108
Ivy Mid Cap Income Opportunities Fund	—
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Small Cap Core Fund	7,726,614
Ivy Small Cap Growth Fund	51,252,067
Ivy Tax-Managed Equity Fund	—
Ivy Value Fund	—

Income from Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of March 31, 2017, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States:

	Foreign Tax Credit	Foreign Derived Income
Ivy European Opportunities Fund	$576,306	$6,952,278
Ivy Global Equity Income Fund	1,012,398	12,899,898
Ivy Global Income Allocation Fund	821,913	24,036,793
Ivy International Core Equity Fund	10,378,276	130,027,165
Ivy Managed International Opportunities Fund	206,073	2,666,627

2017	ANNUAL REPORT	319

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Each member of the Board is also a member of the Board of Trustees of IVH and NextShares, and also serves as Trustee of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH and NextShares.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	95	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2009	Professor of Law, Washburn University School of Law (1973 to present).	95	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

320	ANNUAL REPORT	2017

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2009	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	95	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board, (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to 2016); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008

Chief Executive Officer

(CEO) of CalPac Pizza

LLC (2011 to present);

CEO of CalPac Pizza II

LLC (2012 to present);

CEO of PacPizza LLC

(Pizza Hut franchise)

(2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge

Partners (real estate

investments) (2007 to

present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).

				95	Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	321

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	95	Director and Shareholder, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee/Chairman, Advisors Fund Complex (52 portfolios overseen); Trustee/Chairman, IVH; Trustee/Chairman, NextShares.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	95	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2009	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	95	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	95	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

322	ANNUAL REPORT	2017

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	95	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942			Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	95	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	323

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016); Secretary for each of the funds in the Funds Complex (2016 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

324	ANNUAL REPORT	2017

ANNUAL PRIVACY NOTICE	IVY FUNDS

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2017	ANNUAL REPORT	325

PROXY VOTING INFORMATION	IVY FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

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330	ANNUAL REPORT	2017

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund1

1	(formerly known as Ivy Small Cap Value Fund)

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund1

1	(formerly known as Ivy Emerging Markets Local Currency Debt Fund)

Speciality Funds

Ivy Advantus Real Estate Securities Fund1

1	(formerly known as Ivy Real Estate Securities Fund)

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Natural Resources Fund1

1	(formerly known as Ivy Global Natural Resources Fund)

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Advantus Bond Fund1

1	(formerly known as Ivy Bond Fund)

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Global Bond Fund

Ivy Government Money Market Fund1

1	(formerly known as Ivy Money Market Fund)

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund1

1	(formerly known as Ivy Targeted Return Bond Fund)

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2017	ANNUAL REPORT	331

ANN-IVYFUNDS (3-17)

ITEM  2.     CODE OF ETHICS

(a)	As of March 31, 2017, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2016	$553,100
2017	568,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2016	$0
2017	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2016	$209,106
2017	229,548

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2016	$14,445
2017	24,045

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$223,551 and $253,593 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $87,690 and $194,450 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) (1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS
(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	June 8, 2017

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	June 8, 2017